UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

                             Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

William J. Fenrich, Esq.

Principal and Chief Legal Officer

AQR Capital Management, LLC

Two Greenwich Plaza

4th Floor

                             Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 to December 31, 2017

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Annual Report

December 31, 2017

AQR Alternative Risk Premia Fund

AQR Diversified Arbitrage Fund

AQR Equity Market Neutral Fund

AQR Global Macro Fund

AQR Long-Short Equity Fund

AQR Multi-Strategy Alternative Fund

AQR Risk-Balanced Commodities Strategy Fund

AQR Risk Parity Fund

AQR Risk Parity II HV Fund

AQR Risk Parity II MV Fund

AQR Style Premia Alternative Fund

AQR Style Premia Alternative LV Fund

Shareholder Letter (Unaudited)

AQR ALTERNATIVE RISK PREMIA FUND

Ronen Israel

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Alternative Risk Premia Fund (the “Fund”) Class I Shares returned +0.10% since its inception on September 19, 2017. The BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, which is the Fund’s benchmark returned +0.32% over that same period.

The Fund invests in different asset groups, including derivatives such as futures and swaps: equities of major developed markets, country specific equity indices, bonds, and currencies. The Fund employs market-neutral and long-short strategies across these asset groups based on six investment styles:

Value – the tendency for cheap assets to outperform expensive ones

Momentum – the tendency for an asset’s recent relative performance to continue in the future

Carry – the tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – the tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Trend – the tendency for an asset’s recent performance to continue in the future

Volatility – the tendency for options to be richly priced

The Fund gained, despite four of the six styles detracting. These gains were primarily driven by Defensive themes but Volatility strategies also contributed. Of the four styles that detracted, Carry was the largest due to currencies and fixed income trading. Value gains in currencies were offset by losses in Momentum while the opposite was true for fixed income. Trend gained from long positioning in equity index markets but reversals in currencies offset these gains, influenced by long positioning in the Canadian and Australian dollars, among others. From an asset group perspective, gains were led by equity indices and stocks and industries while currencies and fixed income detracted.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR ALTERNATIVE RISK PREMIA FUND
	Since Inception	Date of Inception
Fund - Class I: QRPIX	0.10%	9/19/2017
Fund - Class N: QRPNX	0.10%	9/19/2017
Fund - Class R6: QRPRX	0.20%	9/19/2017

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.32%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.58%, 2.83% and 2.48%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR ALTERNATIVE RISK PREMIA FUND

AQR ALTERNATIVE RISK PREMIA FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 09/19/2017

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Mark Mitchell Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Diversified Arbitrage Fund (the “Fund”) invests in arbitrage strategies, including merger arbitrage and convertible arbitrage, and event-driven strategies. The investment process seeks to efficiently capture a liquidity premium around corporate control and capital raising events by maintaining a diversified portfolio of corporate securities. Over the 2017 calendar year, the Fund’s Class I shares returned +5.92%, with all three core strategies contributing positive returns for the year. As described below, the event-driven strategy contributed the most, followed by merger arbitrage and convertible arbitrage.

Since its inception on January 15, 2009, the Fund’s correlation with overall equity and credit markets remains low. Based on monthly returns since inception through December 31, 2017, the Fund’s equity market beta (relative to the S&P 500 Total Return Index®) is 0.1, its annualized volatility is 2.9% and its Sharpe ratio is 0.8.

Fund Description

Unlike textbook arbitrage that requires no capital and where identical securities can simultaneously be bought and sold for different prices, corporate arbitrage investments require significant capital and involves the purchase and sale of related but not identical securities at advantageous prices. For example, in merger arbitrage, the target stock can often be purchased for a price that is less than the merger consideration offered by the acquiring company. Arbitrageurs attempt to capture this difference by buying the target stock, and in the case of a stock merger, short-selling the acquirer’s stock. Similarly, in the case of convertible arbitrage, investors typically purchase a convertible bond at a price below fundamental value and hedge the risk of the underlying equity call option that is embedded in the bond by short selling the issuer’s common stock. Arbitrageurs generally profit when the prices of securities purchased increase relative to their fundamental values.

Like merger arbitrage and convertible arbitrage, the event-driven strategies employed by the Fund involve the purchase of securities around corporate events at discounts to their fundamental values. For every investment, an attempt is made to hedge the embedded systematic risk. Where there is no direct hedge for a purchased security, correlated indirect hedges are employed. For example, systematic equity market risk is hedged by shorting S&P 500 futures. Similarly, for example, credit and interest rate risks are hedged using derivative contracts (credit default swap indices and Treasury futures). Although indirect hedges effectively mitigate systematic risk (e.g. beta) on average, they expose the Fund to basis risk – the basket of securities purchased around corporate events does not necessarily move in lockstep with the hedging instruments.

Performance Attribution

Over a long horizon, we expect arbitrage returns to have a low correlation to equity and credit markets and exceed short-term Treasury bill performance by an average of 3% to 4%. In some years, as in 2014 and 2015, arbitrage investments will fail to reach this excess return expectation. In other years, as in 2016 and 2017, arbitrage strategies will generate returns that are greater than the long-run expected average. Since its inception in 2009, the Fund has averaged 2.3% above short-term Treasury bills1 annually, slightly below expectations for the long-term horizon. Albeit below expectations, the Fund’s performance is not surprising given the macro-economic distortions caused by record low interest rates since the financial crisis, including suppression of convertible bond issuance.

The Fund’s +5.9% return in 2017 resulted from contributions of +2.7% from event-driven investments, +1.8% from merger arbitrage, and +1.4% from convertible arbitrage. Within the event-driven strategy, all of the individual sub-strategies generated positive returns in 2017 with the exception of the stub sub-strategy. Stubs occur when a publicly-traded parent company owns a substantial stake in a publicly-traded subsidiary. At times the market value of the parent company trades at a discount to the observable sum of its parts (“SOTP”). The stub strategy attempts to capture

[1]	The ICE Bank of America Merrill Lynch US 3-Month Treasury Bill Index

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

this discount by buying shares of the parent company and selling short shares of the subsidiary, in hopes that the parent company will commence a corporate action (e.g. distribute its holdings in the subsidiary to parent company shareholders) thereby eliminating the discount. There is a risk that the perceived discount widens further or the timeline to capture the discount exceeds the investor’s time horizon. In 2017, losses in the stub sub-strategy were driven by a further widening of the discount of the Altaba traded price as compared to its SOTP value. As tax-reform uncertainty persisted through early 2017, investors questioned if the company would be able to implement a tax-efficient transaction to narrow the discount. Ultimately, following tax-reform in the fourth quarter, the discount to the SOTP contracted as the expected downside decreased commensurate with the drop in the corporate tax rate. Future catalysts that could further narrow the discount include, monetization of the Yahoo Japan stake, selling the intellectual property portfolio and a tri-party transaction with Alibaba.

The most profitable event-driven sub-strategy involves Special Purpose Acquisition Companies (“SPAC”). The SPACs contribution to the Fund’s return in 2017 was 2.52%, the vast majority of the 2.7% positive contribution from the even-driven investments. In a typical SPAC, the management team sells units, containing shares and warrants, to investors in an IPO and places proceeds from the sale into a trust account invested in Treasury bills. The management team then searches for an operating business to purchase using the IPO proceeds. Typically the management team has between 18 and 24 months to propose an acquisition to shareholders. If they fail, the trust account will be liquidated and the cash returned to shareholders. If the management team succeeds in finding a suitable business or asset to acquire, the shareholders either tender for their pro-rata portion of the trust or forfeit their rights to trust and accept shares in the new operating company. The option to tender for cash backed by Treasury bills in a trust account is the reason the SPAC strategy has very little downside risk. Yet shareholders retain upside potential via the warrants received in the IPO as well as the common stock should the management team propose a transaction that is favorably viewed by the market. The Fund’s strategy involves investing in SPACs in the IPO and either tendering the common shares for cash or selling the shares in the market when a transaction is proposed. Warrants obtained in the IPO are typically retained and generate significant profits when SPAC transactions are consummated. The Fund’s performance in the SPAC strategy was driven by 21 announced and 13 successfully completed acquirer transactions during 2017. New issuance for SPACs in 2017 was the most active since 2007 with 34 SPACs issued raising a combined $10 billion of capital. To put this in perspective, the second busiest year since 2007 was 2015 when 20 new SPACs raised $3.9 billion.

Merger arbitrage contributed +1.8% to the Fund’s returns in 2017. The largest individual contributor was Straight Path Communications (“Straight Path”) which contributed nearly 0.4% to the Fund’s 2017 return. Straight Path was the target of competing bids from AT&T and Verizon, and this resulted in the initial buyout offer of $95.63 being ultimately increased to $184.00 per Straight Path share. Other positive returns came from activists pushing for increased offers (e.g. Private Bancorp, Inc. and NXP Semiconductor) and from the majority of mergers in the portfolio being consummated as planned. These positive developments outweighed negative outcomes in the merger portfolio.

As in years past, regulatory action continued to be the primary source of merger failure, and therefore losses, in 2017. While the Trump administration was believed to be friendlier to business than the prior administration, the regulatory environment remained challenging in 2017 with the government taking steps to block a number of transactions. In the first quarter, two transformative transactions in the managed care space were abandoned following rulings from the United States District Court for the District of Columbia. The court blocked the mergers between Cigna Corporation and Anthem, Inc., and Humana, Inc. and Aetna, Inc., enforcing actions brought by the Department of Justice at the tail end of the Obama administration. Additionally in June, Rite Aid Corporation and Walgreens Boots Alliance, Inc. terminated their merger agreement sighting feedback from the Federal Trade Commission (“FTC”) that the parties would not be able to obtain FTC clearance to consummate the merger. In the fourth quarter, the Committee for Foreign Investment in the United Sates (“CFIUS”) came into focus as President Trump blocked the merger between Lattice Semiconductor Corp and Canyon Bridge Capital Partners, Inc., a private equity firm backed by Chinese investors, following a CFIUS recommendation to the president that the deal should not be allowed to proceed. This marked just the fourth time a sitting president made an executive order based on a CFIUS recommendation.

In addition to regulatory action, another source of failure that emerged in the 4th quarter involved acquirer shareholders pushing companies to abandon their planned acquisitions. There were five such campaigns waged in 2017, as acquirer shareholders questioned the merits of transactions that they believed offered little long-term value to shareholders. Of the five campaigns in 2017, two ultimately succeeded in getting companies to abandon their planned transactions, with Huntsman Corporation and Clariant AG walking away from their planned merger of equals, and SandRidge Energy Inc. abandoning its planned purchase of Bonanza Creek Energy Inc. In both situations, the companies said that it became clear they did not have the requisite shareholder support and would not be able to meet the voting conditions required under the merger agreement.

Despite these challenges, the investment environment for the merger arbitrage strategy remains promising. The median annualized spread exhibited little volatility in 2017, beginning the year at 3.2% and finishing the year at 3.8% with an intra-year peak of 5.5%. While stability in the median spread masked the idiosyncratic volatility mentioned above, it is reflective of

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

an environment where the failure rate is lower than the long-term historical average (2.5% vs. 4.2%). Merger deal flow remained robust in 2017, despite continuing to taper off from record deal flow witnessed in 2015. The fourth quarter saw an uptick in deal flow driven by the announcement of three “Mega-Mergers” (deals over $50B), which gives optimism for the potential investment landscape in 2018.

Convertible arbitrage contributed +1.4% to the Fund’s 2017 return. This positive return was driven primarily by a decrease in the discount between market price and theoretical value (“richening”) in the convertible bond market. At the beginning of 2017, the discount was approximately 0.1%. This discount disappeared at the beginning of the year and turned into a premium that persisted throughout the duration of 2017, finishing the year with the median market price exceeding the theoretical value by 1.0%. Positive returns generated by overall market richening were complimented by an absence of bankruptcies in the convertible portfolio throughout the year.

Although the current median cheapness is approximately -1% (“rich”) this does not mean the market is devoid of attractive opportunities. One reason for these opportunities is that cross-sectional dispersion exists in the marketplace. The second reason is model related; convertible bond models used to calculate theoretical values do not account for outcomes that are not specified in a bond’s indenture. For example, issuers of convertible bonds sometimes enter the market to retire existing bonds and may also issue new bonds in conjunction with the transaction. A company’s motivation to enter into transactions like these varies but is usually linked to reducing debt, lowering coupon payments, extending debt maturities, or increasing the conversion price of their convertible bonds. A company’s need to change its capital structure makes it a liquidity demander and allows bondholders to charge a premium for their participation in a transaction. The Fund participated in three such transactions in 2017, each of which generated returns in excess of those predicted by theoretical valuation models.

New issuance in the convertible market during the majority of 2017 was encouraging. As the Federal Reserve increased the federal funds rate at the end of 2016, and twice more in the first half of 2017, the convertible market saw strong new issuance with the domestic market growing by $10b during the first three quarters of the year. However, low issuance in the fourth quarter coupled with considerable maturities and redemptions erased those gains and the size of the domestic convertible market ended 2017 flat. However, if interest rates continue to increase, cash coupon rates required to issue non-convertible debt will increase, and it is anticipated that this will strengthen the incentive for companies to instead issue convertible bonds.

Looking Forward

2017 was another above average year for corporate arbitrage strategies, and while future returns are not expected to repeat 2016 and 2017 performance, we believe the overall environment remains conducive to positive returns. We are encouraged by new issuance in the convertible market during the majority of 2017 and are optimistic that a robust new issuance calendar will continue into 2018. Although the median bond in the convertible market remains rich, there are still attractive opportunities and the Fund is well positioned to increase exposure if the convertible market cheapens, or if activity in the new issue market returns to levels experienced throughout most of 2017. Even though merger arbitrage spreads are slightly below average, we are optimistic about the potential opportunity set in 2018. Following clarity around tax reform in the fourth quarter of 2017 we saw an increase in deal flow driven by the return of so-called Mega Mergers, and we are hopeful that the robust deal flow will continue. We are cognizant of the residual CFIUS risks that remain in a subset of deals, and have actively managed this risk by limiting our cumulative exposure to these transactions. In the event-driven strategies, we believe opportunities will continue to persist and that 2018 will see a continuation of the strong SPAC issuance experienced in 2017. With the uncertainty of tax reform no longer weighing on the minds of corporate boards we believe 2018 will bring more corporate control and capital raising events. Irrespective of where the Fund deploys capital in 2018, we will continue to hedge systematic equity, credit, and interest rate market risks, with the intention of delivering uncorrelated excess returns.2

[2]

Note that the Fund uses various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their effectiveness depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ADAIX	5.92%	2.74%	0.93%	2.50%	1/15/2009
Fund - Class N: ADANX	5.58%	2.46%	0.66%	2.22%	1/15/2009
Fund - Class R6: QDARX	6.02%	2.82%	na	0.69%	9/02/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.49% 2.74% and 2.40%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR DIVERSIFIED ARBITRAGE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 01/15/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

Michele Aghassi

Principal

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Dear Shareholders:

The AQR Equity Market Neutral Fund (the “Fund”) seeks to provide investors with returns from potential gains of its long and short equity positions. The Fund is designed to be market- or beta-neutral, meaning the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Fund, on average, intends to target a portfolio beta of zero over a normal business cycle.

Since the Fund targets a beta of zero, an appropriate benchmark is U.S. cash returns, which remain at relatively low levels. In 2017, the Fund handily outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, its benchmark, with the Class I shares returning 5.84% versus the benchmark return of 0.86% during this period.

Fund returns were driven by the strong performance of our momentum, investor sentiment, and quality investment themes. In contrast, our valuation theme underperformed in 2017. Geographically, stocks in the U.S. contributed the most to overall returns, while stock selection in Denmark and France detracted most from returns. At the sector level, the stock selection strategy worked best in consumer discretionaries in 2017.

The Fund ended the year with a highly diversified stock portfolio of 683 long positions and 652 short positions, including its long/short equity positions within Total Return Basket Swaps. Securities remained globally diversified with nearly 40% of the Fund invested outside of the U.S. The Fund does take small industry views. As of the end of the year, our largest sector overweight was in industrials, while our largest underweight was in energy.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR EQUITY MARKET NEUTRAL FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QMNIX	5.84%	9.63%	10.86%	10/7/2014
Fund - Class N: QMNNX	5.56%	9.33%	10.56%	10/7/2014
Fund - Class R6: QMNRX	5.91%	9.68%	10.91%	10/7/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.24% 2.51% and 2.16%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

AQR EQUITY MARKET NEUTRAL FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 10/07/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

John Liew

Founding Principal

Michael Katz

Principal

Jordan Brooks

Managing Director

David Kupersmith

Principal

Dear Shareholders:

The AQR Global Macro Fund (the “Fund”) invests across a wide range of asset classes, including fixed income, currencies, commodities and equities. Within each asset class, the Fund takes both relative value and directional positions. The strategy seeks to be long-term market-neutral, but can take directional views over the short- term. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on attractiveness of opportunities within the different asset classes that the Fund trades. The Fund’s strategy trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals.

Our investment philosophy is rooted in the insight that financial markets tend to underreact to macroeconomic news. This implies that macroeconomic news tends to have a persistent effect on asset prices. Our strategy seeks to take advantage of this tendency by investing across liquid markets on the basis of macroeconomic news and trends, an investment approach we call macro momentum. We form macro momentum views by evaluating both quantitative and discretionary indicators across a variety of dimensions, from growth and inflation to monetary policy and international trade. By integrating both quantitative and discretionary indicators of macro momentum in a bottom-up, risk-controlled portfolio construction, we capture the best features of both approaches while maintaining the benefits of a systematic and disciplined process.

Macro momentum is at the core of our investment philosophy and we also consider price momentum, value and carry indicators. This multifactor approach provides a more holistic picture of each asset’s attractiveness than trading on macro momentum alone. Macro momentum tends to drive asset positioning (long or short) in our portfolio, however the degree of agreement between macro momentum, on the one hand, and price momentum, value and carry, on the other, determines ultimate position sizing. The bottom-up portfolio construction – in which we evaluate the attractiveness of each asset across a large number of dimensions – allows us to build a highly diversified portfolio that does not depend on a few “best ideas.”

The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, was up +0.86% over the course of 2017. The Fund underperformed this benchmark, with the Class I shares losing -3.38% net of fees on the year. The Fund saw losses in equities (developed equity markets down -2.19% and emerging equity markets down -0.30%), currencies (developed currencies down -1.23% and emerging currencies down -0.04%) and commodities (down -0.32%). The Fund experienced gains in fixed income (developed interest rates up +2.20%, although somewhat offset by developed bond markets which was down -1.10% and yield curve which was down -0.40%).

Developed and emerging equity markets performed well in 2017. Widespread and consistent market performance can largely be attributed to positive developments across much of the global economy. According to the IMF’s most recent World Economic Outlook forecasts, global Gross Domestic Product (“GDP”) likely expanded by more than 3.6% in 2017, up from a post-financial crisis low of 3.2% in 20161 and a modest positive surprise relative to the IMF’s year earlier forecast of 3.4%.2 Should this forecast prove correct, 2017 would be the strongest year for the world economy since 2011.3 Furthermore, the strengthening global expansion in 2017 was unusually consistent across countries. Of the 193 countries covered by IMF forecasts, 62% were expected to show stronger growth in 2017 than the year before, a breadth of acceleration only exceeded in recent decades by years such as 1984, 2004, and 2010, all of which occurred near the start of expansions following major global downturns. In addition to boosting equity prices, strong global growth aided commodity prices higher as well, benefitting several emerging equity markets. Crude oil prices recovered to their strongest levels since late 2014, while industrial metals such as aluminum, copper, and zinc rallied significantly.4

[1]	MF World Economic Outlook Database, October 2017.
[2]

The positive surprise was even more evident in private sector forecasts. The median forecast for 2017 global growth among economists polled by Bloomberg survey of economists was revised from 3.2% at the start of the year to 3.6% at the end of the year.

[3]	2017 figures still contain some uncertainty, as data is still incomplete for the final months of the year.
[4]	Bloomberg.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

Growth expectations and market sentiment received a further boost late in the year from passage of a major tax bill in the United States. The odds of passing a tax bill had seemed to decline following failed efforts to pass healthcare legislation in the third quarter. However, congressional Republicans were able to marshal an aggressive legislative push in December, and a significant re-write of the U.S. tax code reached President Trump’s desk before the end of the year. The bill included a large reduction in U.S. corporate tax rates, which should boost earnings for many companies. A provision allowing for immediate expensing for purchases of equipment may incentivize increased capital expenditures. The legislation also lowered income taxes for a large share of households, potentially supporting stronger consumer spending. Despite the positive risk sentiment and a Federal Reserve that hiked its key policy rates three times over the year, bond prices remained relatively range bound, with bearish developments countered by lower than expected inflation data in the U.S. and continued concerns over longer term growth prospects.

Developed Equity Markets

The developed equity markets strategy was the largest detractor, with losses concentrated in relative value views. A long U.K. equities position during the first and second quarters and a long Euro Stoxx 50 position during the fourth quarter led to losses. The long U.K. equities position was based on currency depreciation, positive growth surprises and positive price momentum. The Fund’s position performed poorly as U.K. equities were weighed down by a stronger pound.5 The long Euro Stoxx 50 position was driven by positive growth forecast revisions and surprises, monetary policy factors and attractive value. The Fund’s position performed poorly, as a stronger euro weighed on export prospects and political uncertainty increased in Spain, Germany and Italy.

Developed Currencies

The developed currency strategy detracted, with losses concentrated in the second and fourth quarters. A long position in the Japanese yen during the second quarter led to losses. The long position was supported by positive GDP forecast revisions, positive earnings revisions and attractive value. The yen underperformed the traded cross section, with losses concentrated in June, as developed market interest rates rose sharply, repricing interest differentials to the disadvantage of the Japanese currency. Over the fourth quarter, U.S. dollar positioning, which started the quarter short and ended long, performed poorly. Heading into the fourth quarter, the short position was driven by negative economic data surprises, negative price momentum and unattractive carry. By the end of the quarter, economic data surprises and carry turned more positive, aiding bullish positioning. The U.S. dollar rallied in October, benefiting from stronger than expected durable goods and GDP data, but then reversed course in November and December. The U.S. dollar sold off in November as the probability of a hawkish new Chair at the Fed was fully priced out following Jerome Powell’s nomination.

Developed Bond Markets

The Fund’s developed bond markets strategy also led to losses. A relative value long position in U.S. Treasuries in October and a long position in German bunds in December performed poorly. The long U.S. Treasury position was based on downside inflation surprises and revisions, downside growth surprises and unattractive carry and value relative to the traded cross section. U.S. Treasuries underperformed in October as growth data was better than expected and expectations for tax reform increased. The long German bunds position was based on bullish monetary policy factors, equity market underperformance, positive price momentum and attractive carry. German bunds underperformed in December as the EU continued to post strong growth data and maintained PMIs near all-time highs.

Developed Interest Rates

The Fund’s developed interest rates strategy was the largest contributor. Gains were seen in both relative value and directional views, with larger positive returns seen in a short U.S. interest rate swaps position in the third and fourth quarters and a short U.K. interest rate swaps position during the first three quarters of the year. The short U.S. interest rate swaps position was driven by currency depreciation, positive equity market performance, monetary policy factors and negative price momentum. The Fund’s position performed well, as the Fed was more hawkish than expected at its monetary policy meeting in September, growth data was better than expected and the Tax Cuts and Jobs Act was signed into law in December. The short U.K. interest rate swaps position was based on currency depreciation, positive equity market performance and unattractive value and carry. The Fund’s position performed well with U.K. interest rate swaps underperforming over the first three quarters as the Bank of England was more hawkish than expected, signaling that a rate hike was likely needed soon. The Bank of England went on to hike its key policy rate in November.

[5]	A strong pound reduces the value of earnings from outside the U.K., which are significant for many companies in the FTSE 100.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR GLOBAL MACRO FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QGMIX	-3.38%	-0.57%	-0.57%	4/8/2014
Fund - Class N: QGMNX	-3.67%	-0.84%	-0.84%	4/8/2014
Fund - Class R6: QGMRX	-3.41%	-0.54%	0.24%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.03% 2.22% and 2.00%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL MACRO FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 04/08/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

Michele Aghassi

Principal

Andrea Frazzini

Principal

Jacques Friedman

Principal

Hoon Kim

Principal

Dear Shareholder:

The AQR Long-Short Equity Fund (the “Fund”) seeks to provide higher risk-adjusted returns with lower volatility relative to global equity markets. It does so using three different sources of return: 1) the potential gains from its long and short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add alpha via its long/short (market-neutral) stock portfolio. It also manages its beta relative to the MSCI World Index** (“MSCI World”) to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7, depending on our market views.

Both the long-short stock selection and the Fund’s overall exposure to global developed equity markets performed positively in 2017, with Class I returning 15.73% net of fees. The Fund’s custom benchmark (50% MSCI World + 50% BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM) delivered a more modest return of 11.16% over this period. As such, the Fund outperformed its benchmark.

The stock selection strategy contributed to the majority of the outperformance and returned 6.80% (gross of fees) for the year. Returns were driven by the strong performance of our momentum, investor sentiment, and quality investment themes. In contrast, our valuation theme underperformed. Geographically, stocks in the U.S. contributed the most to overall returns, while French stocks detracted the most from performance. At the sector level, the stock selection strategy worked best in consumer discretionary sector.

The Fund also benefited from its static long-term beta exposure of 0.5 to the MSCI World, given this index’s positive performance in 2017. However, our tactical market exposure (the desired deviation from a beta of 0.5) modestly detracted from performance.

The Fund ended the year with a highly diversified stock portfolio of 673 long positions and 665 short positions. Securities remained globally diversified, with nearly 40% of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the year, our largest sector net long position was in industrials, while our largest net short position was in energy.

Our tactical market view was negative at the end of the year and as a consequence, our ex-ante beta to the MSCI World was 0.40, below our static long-term beta exposure of 0.5.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR LONG-SHORT EQUITY FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QLEIX	15.73%	14.59%	15.78%	7/16/2013
Fund - Class N: QLENX	15.47%	14.32%	15.49%	7/16/2013
Fund - Class R6: QLERX	15.86%*	14.72%	15.23%	9/02/2014

50% MSCI World Index**/50% BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	11.16%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.09% 2.35% and 2.00%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2017 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR LONG-SHORT EQUITY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

**	MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

John Liew

Founding Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Multi-Strategy Alternative Fund (the “Fund”) Class I shares returned +3.10% in 2017. For the year ended December 31,2017, the Fund realized +5.0% annualized daily volatility and a +0.3 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, which is the fund’s benchmark, returned+0.86% over this period. The hedge fund industry, as represented by the Credit Suisse Hedge Fund IndexSM (“CS Index”) and the HFRITM Fund Weighted Composite Index (“HFRI Index”) gained 7.12% and +8.54%, respectively, net of fees for the year. These indices have had correlations to global equities, as represented by the MSCI World Index**, of +0.7 and +0.9, respectively, over the past 24 months, which is quite similar to longer-term correlations, and, as such, this would indicate that much of their gains in 2017 were a function of passive equity exposure rather than more diversifying sources of gains.

Six of the Fund’s nine strategies had positive results for the year. The stock selection strategies, in aggregate, were the largest source of profits as each contributed positively. The arbitrage strategy group also contributed positively, while macro strategies detracted.

Following is a more detailed review of the three strategy groups:

Stock Selection Strategies – Long/Short Equity (+4.1%), Equity Market Neutral (+0.6%) and Dedicated Short Bias (+0.2%) all contributed positively. The net effect of the directional components of Long/Short Equity and Dedicated Short Bias contributed positively (+0.6%) as Long/Short Equity, through a dynamic timing sub-strategy, was overweight long market exposure. The remaining stock selection gains were generated by market-neutral themes executed within each of the three strategies. Among these underlying themes, the largest contributors came from momentum, low risk, and investor sentiment themes, while valuation themes generated losses.

Arbitrage Strategies – Both Event Driven (+0.7%) and Convertible Arbitrage (+0.7%) contributed to performance this year. Gains from merger arbitrage were not concentrated in any particular deal, but were rather widespread. The strategy was also helped by a benign rate of adverse deal terminations, although one deal, Rite Aid/Walgreens, had a more unfavorable impact than others. Gains in Convertible Arbitrage were similarly broad-based and were supported by a general richening of convertible securities relative to their fair value.

Macro Strategies – As a group, macro strategies generated negative returns as three of the four strategies in the group detracted. Global Macro was the largest source of losses (-2.1%) through difficult performance in both relative value equity index sub-strategies: one a global across-country sub-strategy and the other a within-country sub-strategy. Currencies also detracted but to a lesser degree. Partially offsetting gains were generated in the relative-value commodities and equity index directional timing sub-strategies. Managed Futures (-0.9%) also detracted with three of the four asset classes experiencing reversals over the course of the year and Fixed Income Relative Value (-0.5%) detracted as well due largely to its rates-based currency and relative value 10-year government bond sub-strategies. Emerging Markets (+0.4%) gained on both directional and relative value trading in emerging equity index strategies.

**	MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ASAIX	3.10%	3.98%	4.73%	3.60%	7/18/2011
Fund - Class N: ASANX	2.73%*	3.71%	4.45%	3.34%	7/18/2011
Fund - Class R6: QSARX	3.19%	4.07%	na	5.58%	9/02/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.56% 2.82% and 2.47%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2017 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Risk-Balanced Commodities Strategy Fund (the “Fund”) Class I shares returned 10.41% in 2017, as rallies in base metals, the petroleum complex, and precious metals offset declines in agricultural commodities and softs. Base metals broadly rose with aluminum and copper leading the rally. The sector benefited from strong Chinese economic growth data. With the exceptions of natural gas, energies broadly rose in the year on Organization of the Petroleum Exporting Countries (OPEC) extending supply cuts through 2018 and stock draws. Distillates also rose through the year on larger than expected draws on strong industrial demand. Agriculturals fell on favorable global growing conditions. Softs broadly fell through 2017 on weaker than expected fundamentals in sugar, coffee, and cocoa.

While the Class I shares were up 10.41% in 2017, the Fund’s benchmark, the Bloomberg Commodity Index Total Return (“BCOM”) was up 1.7%, for an outperformance of 8.7% to the benchmark. This brings our three-year outperformance to 6.2% annualized, and our since inception outperformance to 2.1% annualized. Note that, while we use BCOM as a benchmark, we do not aim to replicate it. The Fund’s construction is sufficiently different that we would expect a difference in the performance of the Fund and this benchmark. Specifically, we expect the average magnitude of performance differences to be 10% per year on average, in either direction.

The outperformance in 2017 relative to the passive BCOM benchmark was due to a number of factors. The largest source of outperformance was the volatility targeting, since the Fund’s steady volatility target necessitated an average net exposure of greater than 100%. Differences in the allocations within the energies sector also contributed significantly to the outperformance. Holding deferred contracts also contributed to the outperformance.

The Fund began the year at a volatility target of 18.2% close to its 18% long run target. At year-end, the volatility target of the Fund was 15.1%.

The strategic portion of the portfolio returned 10.5%, while the return from tactical tilts was -0.1%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and an annual volatility target of 18%. The tactical return is the return from the active views in the individual commodities and sectors. Negative returns from tactical tilts in agriculturals, precious metals and livestock were largely offset by positive tactical returns in base metals, energies and softs. At year-end, the Fund’s tactical positioning reflected a mostly bullish view on commodities, with a number of relative value views within and across sectors.

The Fund finished its fifth full year up 10.4% and outperformed the BCOM benchmark by 8.7%, with volatility targeting and within sector allocation as the main contributors. While short term results can be noisy, we believe the Fund’s broader diversification; strong risk management and active commodity selection can ultimately deliver more steady volatility and strong returns across market environments in the long term.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ARCIX	10.41%	1.20%	-6.03%	-5.74%	7/9/2012
Fund - Class N: ARCNX	10.20%	0.91%	-6.28%	-5.99%	7/9/2012
Fund - Class R6: QRCRX	10.55%	1.26%	na	-4.97%	9/2/2014

Bloomberg Commodity Index Total ReturnSM	1.70%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.12% 1.41% and 1.06%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. BLOOMBERG COMMODITY INDEX TOTAL RETURNSM VALUE OF $10,000 INVESTED ON 07/09/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Principal

Dear Shareholder:

Through the use of securities and derivatives such as futures and swaps, the AQR Risk Parity Fund (the “Fund”) invests across a wide variety of global markets – including, during the period presented in this report, developed- and emerging-market equities, global developed nominal, emerging and developed government and inflation-linked government bonds, emerging market fixed-income, commodities, the credit spreads of corporate and sovereign debt and emerging market currencies – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest asset tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation, and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is generally expected to remain long all of the markets in which it invests. The targeted annualized volatility for the Fund is 10%, on average, which varies over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year targeting a volatility level near its long-term average, as bullish views on equities and commodities were offset by bearish views on bonds. At the end of the year, the Fund had bullish views on equities, commodities, credit, and emerging currencies and bearish views on nominal and inflation-linked bonds. Despite being bullish most asset classes, the Fund’s exposure limits, designed to keep the fund from taking on too big of positions when volatility is forecasted to be very low, kept the Fund’s volatility target below its long-term average.

For the year ended December 31, 2017, the Fund’s Class I shares returned +16.36% and realized an annualized volatility of 6.8%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned +0.86% and a “60/40 benchmark” consisting of 60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index returned +14.21% at an average realized volatility of 3.5%. The Fund’s net assets across all share classes were over $472 million at the end of 2017. The Fund experienced gains in all four major risk sources for the full year. To the net total return of +16.36% for 2017, equities contributed +8.6%, credit-related assets contributed +5.1%, inflation-sensitive assets contributed +2.4%, and fixed income contributed +0.2%. Tactical tilts contributed to performance with gains coming mostly from equities.

Equities contributed as developed and emerging equity markets rallied throughout the year on strong global growth data. U.S. equity markets outperformed on better-than-expected economic data as well as expectations, and ultimately the signing into law, of the Tax Cuts and Jobs Act, which will provide a meaningful cut to the corporate tax rate starting in 2018. Emerging equities outperformed developed, rallying on better-than-expected growth and economic data. Nominal bonds contributed over the year as carry and rolldown provided net gains as global yields were mostly unchanged on the year. Commodity markets rallied, led by gains in base metals, which rallied on supply curtailments and better-than-expected manufacturing data in China, and energies – oil prices ended 2017 at three-year highs. Inflation-linked bonds gained alongside nominals. Credit spreads contributed to performance, benefiting from strong growth, political stability, positive risk sentiment, and supportive central banks. Emerging currencies strengthen against the U.S. dollar as emerging countries generally experienced positive economic developments and less political uncertainty.

Tactical tilts in equities contributed to performance, driven mostly from sustained bullish trends and bullish timing views in both developed and emerging markets. Active views on nominal bonds detracted, as trends reversed and whipsawed throughout the year; bearish bond timing views also detracted as bonds gained on the year. Tactical tilts in commodities, credit spreads, and emerging

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

currencies added modestly to performance, while bearish views in inflation-linked bonds detracted slightly. Going forward, the portfolio is tactically underweight in fixed income and tactically overweight equities, inflation-sensitive assets, and credit-related assets. Total exposures ended the year higher than where they began, driven by decreased forecasted risk and less bearish tactical tilts in nominal bonds. All asset classes experienced increased year-over-year exposures.

As all major asset classes gained on the year, it is no surprise risk parity outperformed; years when everything goes up tend to be particularly fruitful for risk parity strategies. The greatest strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is a sound one. We remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR RISK PARITY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQRIX	16.36%	5.59%	4.76%	6.49%	9/29/2010
Fund - Class N: AQRNX	16.13%	5.35%	4.47%	6.21%	9/29/2010
Fund - Class R6: AQRRX	16.56%	5.68%	na	3.84%	9/02/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index	14.21%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.01%, 1.28% and 0.95%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AQR RISK PARITY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 09/29/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Dear Shareholder:

Through the use of securities and derivatives such as futures and swaps, the AQR Risk Parity II HV Fund (the “Fund”) invests across a wide variety of global markets – including, during the period presented in this report, global developed- and emerging-market equities, global nominal and inflation-linked government bonds, and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is generally expected to remain long all of the markets in which it invests. The targeted annualized volatility for the Fund is 15%, on average, which varies over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year targeting a volatility level near its long-term average, as bullish views on equities and commodities were offset by bearish views on bonds. At the end of the year, the Fund had bullish views on equities and commodities and bearish views on nominal and inflation-linked bonds. Despite being bullish most asset classes, the Fund’s exposure limits, designed to keep the fund from taking on too big of positions when volatility is forecasted to be very low, kept the Fund’s volatility target below its long-term average.

For the year ended December 31, 2017, the Fund’s Class I shares returned +19.03% and realized an annualized volatility of 9.4%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned +0.86% and a “60/40 benchmark” consisting of 60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index returned +14.21% at an average realized volatility of 3.5%. The Fund’s net assets across all share classes were over $55 million at the end of 2017. The Fund experienced gains in all three major risk sources for the full year. To the net total return of +19.03% for 2017, equities contributed +14.3%, inflation-sensitive assets contributed +4.5%, and fixed income contributed +0.2%. Tactical tilts contributed to performance with gains concentrated in equities.

Equities contributed as developed and emerging equity markets rallied throughout the year on strong global growth data. U.S. equity markets outperformed on better-than-expected economic data as well as expectations, and ultimately the signing into law, of the Tax Cuts and Jobs Act, which will provide a meaningful cut to the corporate tax rate starting in 2018. Emerging equities outperformed developed, rallying on better-than-expected growth and economic data. Nominal bonds contributed over the year as carry and rolldown provided net gains as global yields were mostly unchanged on the year. Commodity markets rallied, led by gains in base metals, which rallied on supply curtailments and better-than-expected manufacturing data in China, and energies – oil prices ended 2017 at three-year highs. Inflation-linked bonds gained alongside nominals.

Tactical tilts in equities contributed to performance, driven mostly from sustained bullish trends and bullish timing views in both developed and emerging markets. Active views on nominal bonds detracted, as trends reversed and whipsawed throughout the year; bearish bond timing views also detracted as bonds gained on the year. Tactical tilts in commodities added modestly to performance, while bearish views in inflation-linked bonds detracted slightly. Going forward, the portfolio is tactically underweight in fixed income and tactically overweight equities and commodities. Total exposures ended the year higher than where they began, driven by decreased forecasted risk and less bearish tactical tilts in nominal bonds. All asset classes experienced increased year-over-year exposures.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

As all major asset classes gained on the year, it is no surprise risk parity outperformed; years when everything goes up tend to be particularly fruitful for risk parity strategies. The greatest strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is a sound one. We remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR RISK PARITY II HV FUND
	1 Year	3 Year	5 year	Since Inception	Date of Inception
Fund - Class I: QRHIX	19.03%	5.18%	4.31%	4.67%	11/5/2012
Fund - Class N: QRHNX	18.52%	4.80%	3.98%	4.34%	11/5/2012
Fund - Class R6: QRHRX	19.17%	5.21%	na	3.05%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index	14.21%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.68%, 1.96% and 1.62%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY II HV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Dear Shareholder:

Through the use of securities and derivatives such as futures and swaps, the AQR Risk Parity II MV Fund (the “Fund”) invests across a wide variety of global markets – including, during the period presented in this report, global developed- and emerging-market equities, global nominal and inflation-linked government bonds, and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is generally expected to remain long all of the markets in which it invests. The targeted annualized volatility for the Fund is 10%, on average, which varies over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year targeting a volatility level near its long-term average, as bullish views on equities and commodities were offset by bearish views on bonds. At the end of the year, the Fund had bullish views on equities and commodities and bearish views on nominal and inflation-linked bonds. Despite being bullish most asset classes, the Fund’s exposure limits, designed to keep the fund from taking on too big of positions when volatility is forecasted to be very low, kept the Fund’s volatility target below its long-term average.

For the year ended December 31, 2017, the Fund’s Class I shares returned +12.36% and realized an annualized volatility of 6.3%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned +0.86% and a “60/40 benchmark” consisting of 60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index returned +14.21% at an average realized volatility of 3.5%. The Fund’s net assets across all share classes were over $80 million at the end of 2017. The Fund experienced gains in all three major risk sources for the full year. To the net total return of +12.36% for 2017, equities contributed +9.3%, inflation-sensitive assets contributed +2.9%, and fixed income contributed +0.2%. Tactical tilts contributed to performance with gains concentrated in equities.

Equities contributed as developed and emerging equity markets rallied throughout the year on strong global growth data. U.S. equity markets outperformed on better-than-expected economic data as well as expectations, and ultimately the signing into law, of the Tax Cuts and Jobs Act, which will provide a meaningful cut to the corporate tax rate starting in 2018. Emerging equities outperformed developed, rallying on better-than-expected growth and economic data. Nominal bonds contributed over the year as carry and rolldown provided net gains as global yields were mostly unchanged on the year. Commodity markets rallied, led by gains in base metals, which rallied on supply curtailments and better-than-expected manufacturing data in China, and energies – oil prices ended 2017 at three-year highs. Inflation-linked bonds gained alongside nominals.

Tactical tilts in equities contributed to performance, driven mostly from sustained bullish trends and bullish timing views in both developed and emerging markets. Active views on nominal bonds detracted, as trends reversed and whipsawed throughout the year; bearish bond timing views also detracted as bonds gained on the year. Tactical tilts in commodities added modestly to performance, while bearish views in inflation-linked bonds detracted slightly. Going forward, the portfolio is tactically underweight in fixed income and tactically overweight equities and commodities. Total exposures ended the year higher than where they began, driven by decreased forecasted risk and less bearish tactical tilts in nominal bonds. All asset classes experienced increased year-over-year exposures.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

As all major asset classes gained on the year, it is no surprise risk parity outperformed; years when everything goes up tend to be particularly fruitful for risk parity strategies. The greatest strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is a sound one. We remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR RISK PARITY II MV FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: QRMIX	12.36%	3.98%	3.32%	3.57%	11/5/2012
Fund - Class N: QRMNX	12.07%	3.69%	3.03%	3.28%	11/5/2012
Fund - Class R6: QRMRX	12.49%	4.08%	na	2.58%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index	14.21%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.22%, 1.48% and 1.14%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY II MV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative Fund (the “Fund”), which targets 10% annual volatility, returned +12.04% for Class I shares in 2017. For the year ended December 31, 2017, the Fund realized +5.5% annualized daily volatility and a +0.1 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, which is the Fund’s benchmark, returned +0.86% over this period.

The Fund invests in different asset groups, including through the use of derivatives such as futures and swaps: equities of major developed markets, country specific equity indices, bonds and interest rate futures, currencies and commodities. The Fund employs market-neutral, long-short strategies across these asset groups based on four investment styles:

Value – the tendency for cheap assets to outperform expensive ones

Momentum – the tendency for an asset’s recent relative performance to continue in the future

Carry – the tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – the tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

The Fund gained in each quarter this year, with stronger performance experienced in the second half of the year as the third and fourth quarter performance was +4.7% and +5.7%, respectively.

This year’s profits were generated by three of the four styles traded in the Fund and in four of the five asset groups. Defensive was the largest contributor by style (+9.7%) with Momentum (+3.2%) and Carry (+1.1%) also having a positive impact, while Value (-2.0%) was the sole style to detract. Defensive performance was largely driven within the Stocks & Industries asset group where, the style, in combination with Momentum, led the asset group to be the top performer. Gains from the within-industry stock selection sub-strategy (“Stocks”) and the across-industry selection sub-strategy (“Industries”), both components of the Stocks & Industries asset group, were primarily driven by Defensive and Momentum, while Value detracted. Positive returns in Commodities resulted from six of the eight instruments traded. Positioning in energy-related commodities accounted for a large portion of Commodities gains. Equity Index (+3.0%) gains were concentrated in developed markets, driven largely by a long positions in Japan’s TOPIX and Hong Kong’s Hang Seng indices. Currency contributions were similarly driven by developed market positions, where a short position in the franc was a notable driver of performance. Fixed Income, which was the only asset group to generate losses, detracted in the relative value 10-year government bond and yield curve sub-strategies, while the short term interest rates provided some offsetting gains.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR STYLE PREMIA ALTERNATIVE FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QSPIX	12.04%*	6.64%	8.50%	10/30/2013
Fund - Class N: QSPNX	11.67%	6.34%	8.21%	10/30/2013
Fund - Class R6: QSPRX	12.10%	6.71%	8.41%	9/02/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.36%, 2.63% and 2.28%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2017 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR STYLE PREMIA ALTERNATIVE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 10/30/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative LV Fund (the “Fund”), which targets 5% annual volatility, returned +6.74% for Class I shares in 2017. For the year ended December 31,2017, the Fund realized +2.8% annualized daily volatility and a +0.1 correlation to equities. The BofA Merrill Lynch 3-Month U.S Treasury Bill IndexSM, which is the Fund’s benchmark, returned +0.86% over this period.

The Fund invests in different asset groups, including through the use of derivatives such as futures and swaps: equities of major developed markets, country specific equity indices, bonds and interest rate futures, currencies and commodities. The Fund employs market-neutral and long-short strategies across these asset groups based on four investment styles:

Value – The tendency for relatively cheap assets to outperform relatively expensive ones

Momentum – The tendency for an asset’s recent relative performance to continue in the future

Carry – The tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – The tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

The Fund gained in each quarter this year, with stronger performance experienced in the second half of the year as the third and fourth quarter performance was +2.6% and +3.1%, respectively.

This year’s profits were generated by three of the four styles traded in the Fund and in four of the five asset groups. Defensive was the largest contributor by style (+5.0%) with Momentum (+1.7%) and Carry (+0.6%) also having a positive impact, while Value (-0.6%) was the sole style to detract. Defensive performance was largely driven within the Stocks & Industries asset group where, the style, in combination with Momentum, led the asset group to be the top performer. Gains from the within-industry stock selection sub-strategy (“Stocks”) and the across-industry selection sub-strategy (“Industries”), both components of the Stocks & Industries asset group, were primarily driven by Defensive and Momentum, while Value detracted. Positive returns in Commodities resulted from six of the eight instruments traded. Positioning in energy-related commodities accounted for a large portion of Commodities gains. Equity Index (+1.5%) gains were concentrated in developed markets, driven largely by a long positions in Japan’s TOPIX and Hong Kong’s Hang Seng indices. Currency contributions were similarly driven by developed market positions, where a short position in the Swiss franc was a notable driver of performance. Fixed Income, which was the only asset group to generate losses, detracted in the relative value 10-year government bond and yield curve sub-strategies, while the short term interest rates provided some offsetting gains.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR STYLE PREMIA ALTERNATIVE LV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QSLIX	6.74%	3.77%	4.39%	9/17/2014
Fund - Class N: QSLNX	6.46%	3.49%	4.10%	9/17/2014
Fund - Class R6: QSLRX	6.90%	3.90%	4.48%	9/17/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.32%, 1.58% and 1.24%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE LV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 09/17/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

Shareholder Letter (Unaudited)

DEFINITIONS:

Alpha: is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Barclays® U.S. Aggregate Bond Index: is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Indexes are unmanaged and one cannot invest directly in an index.

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

Bloomberg Commodity Index Total ReturnSM: is a broad-based index used to represent the most frequently-traded global commodity futures. It was formally known as the Dow Jones – UBS Commodity Index. Indexes are unmanaged and one cannot invest directly in an index.

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Suisse Hedge Fund IndexSM: is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe. Indexes are unmanaged and one cannot invest directly in an index.

HFRITM Fund Weighted Composite Index: is a global, equal-weighted index of over 2,000 single-manager funds.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index: is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

S&P 500®: is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 170.8%
COMMON STOCKS - 95.6%

Australia - 1.2%
Australia & New Zealand Banking Group Ltd. (2)	290	$6,470
Bendigo & Adelaide Bank Ltd. (2)	1,089	9,882
BHP Billiton plc (2)	953	19,270
Crown Resorts Ltd. (2)	4,974	50,418
CSL Ltd. (2)	543	59,672
Fortescue Metals Group Ltd. (2)	30,076	113,819
Harvey Norman Holdings Ltd. (2)	15,922	51,633
Newcrest Mining Ltd. (2)	8,933	159,025
South32 Ltd. (2)	32,569	88,280
Star Entertainment Grp Ltd. (The) (2)	5,947	28,099
Sydney Airport (2)	2,027	11,122
Telstra Corp. Ltd. (2)	2,219	6,273
Wesfarmers Ltd. (2)	1,111	38,416
Woodside Petroleum Ltd. (2)	9,563	246,037
Woolworths Group Ltd. (2)	2,047	43,491

		931,907

Belgium - 0.7%
Ageas (2)(a)	1,622	79,234
Bekaert SA (2)(a)	656	28,607
bpost SA (2)(a)	2,178	66,286
KBC Group NV (2)(a)	2,848	242,688
Solvay SA (2)(a)	683	94,962
UCB SA (2)(a)	526	41,708
Umicore SA (2)(a)	202	9,565

		563,050

Canada - 3.1%
Air Canada *(a)	11,196	230,511
ARC Resources Ltd. (a)	8,003	93,910
Atco Ltd., Class I (a)	404	14,463
Bank of Montreal (a)	1,080	86,426
Canadian Imperial Bank of Commerce (a)	2,999	292,361
Canadian Tire Corp. Ltd., Class A (a)	303	39,508
Cenovus Energy, Inc. (a)	2,125	19,407
CGI Group, Inc., Class A *(a)	1,041	56,563
CI Financial Corp. (a)	1,287	30,481
Dollarama, Inc. (a)	1,071	133,811
Empire Co. Ltd., Class A (a)	509	9,917
Encana Corp. (a)	2,998	39,997
Fortis, Inc.	172	6,309
IGM Financial, Inc. (a)	476	16,719
Intact Financial Corp. (a)	978	81,687
Kinross Gold Corp. *	2,034	8,770
Linamar Corp. (a)	1,073	62,493
Lundin Mining Corp. (a)	2,972	19,766
Magna International, Inc. (a)	950	53,841
Manulife Financial Corp. (a)	4,156	86,691
Methanex Corp. (a)	420	25,447
National Bank of Canada (a)	2,926	145,997
Peyto Exploration & Development Corp. (a)	9,871	118,028
Power Financial Corp. (a)	1,668	45,834
Quebecor, Inc., Class B (a)	2,557	48,211
Royal Bank of Canada (a)	446	36,422
Seven Generations Energy Ltd., Class A *(a)	3,828	54,146

INVESTMENTS	SHARES	VALUE
Canada - 3.1% (continued)
Toronto-Dominion Bank (The) (a)	4,702	$275,499
Tourmaline Oil Corp. *(a)	5,180	93,875
West Fraser Timber Co. Ltd. (a)	1,546	95,404
WestJet Airlines Ltd. (a)	1,623	34,035
Whitecap Resources, Inc. (a)	8,181	58,250

		2,414,779

China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd. (2)	54,400	59,651

Denmark - 0.7%
Carlsberg A/S, Class B (2)(a)	848	101,707
Danske Bank A/S (2)(a)	3,862	150,317
Dfds A/S (2)	135	7,210
GN Store Nord A/S (2)(a)	2,553	82,454
Jyske Bank A/S (Registered) (2)(a)	538	30,589
Novo Nordisk A/S, Class B (2)(a)	1,970	105,859
Rockwool International A/S, Class B (2)	104	29,462
William Demant Holding A/S (2)*(a)	1,021	28,519

		536,117

Finland - 0.7%
Neste OYJ (2)(a)	3,228	206,628
Outokumpu OYJ (2)(a)	15,877	147,343
Sampo OYJ, Class A (2)(a)	652	35,783
UPM-Kymmene OYJ (2)(a)	5,213	161,837

		551,591

France - 1.6%
Air France-KLM (2)*(a)	1,571	25,519
AXA SA (2)	268	7,942
BioMerieux (2)	84	7,521
BNP Paribas SA (2)(a)	325	24,176
Capgemini SE (2)(a)	269	31,861
Cie Generale des Etablissements Michelin (2)(a)	121	17,310
Dassault Systemes SE (2)	68	7,220
Engie SA (2)(a)	23,047	396,213
Faurecia (2)	95	7,404
Peugeot SA (2)	310	6,296
Renault SA (2)(a)	1,990	199,752
Suez (2)(a)	1,428	25,087
Thales SA (2)(a)	590	63,496
TOTAL SA (2)(a)	7,845	433,044
Veolia Environnement SA (2)(a)	834	21,266

		1,274,107

Germany - 3.1%
Allianz SE (Registered) (2)(a)	802	183,536
Aurubis AG (2)(a)	360	33,417
BASF SE (2)(a)	294	32,232
Bayer AG (Registered) (2)(a)	112	13,917
Bayerische Motoren Werke AG (2)(a)	2,408	249,667
Beiersdorf AG (2)(a)	545	63,892
Covestro AG (2)(a)(b)	3,045	313,533
Daimler AG (Registered) (2)(a)	1,571	132,845
Deutsche Post AG (Registered) (2)(a)	4,807	228,494
Evonik Industries AG (2)(a)	2,709	101,748
Fraport AG Frankfurt Airport Services Worldwide (2)(a)	1,068	117,308

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Germany - 3.1% (continued)
Hannover Rueck SE (2)(a)	180	$22,584
Hella GmbH & Co. KGaA (2)(a)	154	9,505
HUGO BOSS AG (2)(a)	346	29,361
Infineon Technologies AG (2)(a)	1,992	54,251
Innogy SE (2)(a)(b)	3,657	143,123
MAN SE (2)	68	7,781
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (2)(a)	151	32,608
Rheinmetall AG (2)(a)	529	66,899
Salzgitter AG (2)(a)	1,520	86,345
SAP SE (2)(a)	694	77,641
Software AG (2)(a)	1,154	64,729
STADA Arzneimittel AG (2)	66	6,992
Talanx AG (2)(a)	1,159	47,231
TUI AG (2)	523	10,835
United Internet AG (Registered) (2)(a)	720	49,335
Volkswagen AG (Preference) (2)(a)	1,193	236,969
Wacker Chemie AG (2)	33	6,394
Wirecard AG (2)(a)	80	8,891

		2,432,063

Italy - 1.8%
Assicurazioni Generali SpA (2)(a)	5,746	104,586
Atlantia SpA (2)(a)	2,485	78,343
DiaSorin SpA (2)	156	13,833
Enel SpA (2)(a)	62,594	384,908
Eni SpA (2)(a)	12,231	202,398
Hera SpA (2)	18,277	63,785
Intesa Sanpaolo SpA (2)	1,902	6,311
Italgas SpA (2)	7,913	48,283
Mediobanca SpA (2)(a)	2,670	30,253
Moncler SpA (2)(a)	363	11,346
Poste Italiane SpA (2)(b)	22,199	167,135
Recordati SpA (2)	146	6,488
Saipem SpA (2)*	21,661	98,834
Terna Rete Elettrica Nazionale SpA (2)(a)	32,688	190,017
UnipolSai Assicurazioni SpA (2)	9,963	23,240

		1,429,760

Japan - 12.1%
Alfresa Holdings Corp. (2)(a)	2,300	53,872
ANA Holdings, Inc. (2)(a)	1,400	58,403
Aozora Bank Ltd. (2)(a)	300	11,641
Asahi Glass Co. Ltd. (2)(a)	4,400	190,187
Astellas Pharma, Inc. (2)(a)	2,400	30,488
Benesse Holdings, Inc. (2)(a)	300	10,555
Central Japan Railway Co. (2)(a)	900	161,064
East Japan Railway Co. (2)(a)	1,800	175,533
Electric Power Development Co. Ltd. (2)(a)	2,800	75,319
Fujitsu Ltd. (2)(a)	5,000	35,448
GungHo Online Entertainment, Inc. (2)*	21,900	60,101
Haseko Corp. (2)(a)	16,500	255,721
Hino Motors Ltd. (2)	3,100	40,041
Hitachi Ltd. (2)(a)	13,000	100,857
Honda Motor Co. Ltd. (2)(a)	2,300	78,493
Idemitsu Kosan Co. Ltd. (2)(a)	9,400	376,524
Inpex Corp. (2)(a)	41,600	517,754
Isuzu Motors Ltd. (2)(a)	12,300	205,376

INVESTMENTS	SHARES	VALUE
Japan - 12.1% (continued)
ITOCHU Corp. (2)(a)	13,600	$253,525
Itochu Techno-Solutions Corp. (2)(a)	400	17,349
Japan Airlines Co. Ltd. (2)(a)	9,500	371,164
Japan Tobacco, Inc. (2)(a)	400	12,881
JFE Holdings, Inc. (2)(a)	2,600	62,133
JTEKT Corp. (2)(a)	3,800	65,110
JXTG Holdings, Inc. (2)(a)	103,100	662,552
Kajima Corp. (2)(a)	23,000	220,982
Kaken Pharmaceutical Co. Ltd. (2)	400	20,610
Kamigumi Co. Ltd. (2)(a)	3,200	70,718
Kansai Electric Power Co., Inc. (The) (2)(a)	7,500	91,725
Kao Corp. (2)(a)	300	20,271
KDDI Corp. (2)(a)	10,000	248,395
Kirin Holdings Co. Ltd. (2)(a)	3,300	83,165
Kuraray Co. Ltd. (2)	700	13,179
Kyocera Corp. (2)	300	19,586
Kyushu Railway Co. (2)(a)	5,900	182,619
Marubeni Corp. (2)(a)	46,100	333,289
Matsumotokiyoshi Holdings Co. Ltd. (2)	400	16,432
McDonald’s Holdings Co. Japan Ltd. (2)	400	17,578
Medipal Holdings Corp. (2)	600	11,714
Mitsubishi Chemical Holdings Corp. (2)	4,200	45,956
Mitsubishi Corp. (2)(a)	7,400	204,046
Mitsubishi Electric Corp. (2)	2,600	43,089
Mitsubishi Gas Chemical Co., Inc. (2)(a)	2,900	83,041
Mitsui & Co. Ltd. (2)(a)	12,100	196,303
Mitsui Chemicals, Inc. (2)	1,300	41,688
Mizuho Financial Group, Inc. (2)	39,400	71,239
Nexon Co. Ltd. (2)*(a)	3,800	110,201
NHK Spring Co. Ltd. (2)(a)	5,700	62,558
Nippon Electric Glass Co. Ltd. (2)(a)	2,100	79,929
Nippon Express Co. Ltd. (2)(a)	500	33,204
Nippon Telegraph & Telephone Corp. (2)(a)	7,300	343,203
Nissan Motor Co. Ltd. (2)(a)	10,800	107,526
NOK Corp. (2)(a)	2,100	48,868
NSK Ltd. (2)	400	6,267
Obayashi Corp. (2)(a)	26,200	316,499
Oji Holdings Corp. (2)	3,000	19,922
Omron Corp. (2)	600	35,687
Oriental Land Co. Ltd. (2)(a)	600	54,588
Osaka Gas Co. Ltd. (2)(a)	3,700	71,148
Otsuka Corp. (2)	200	15,317
Pola Orbis Holdings, Inc. (2)(a)	900	31,537
Resona Holdings, Inc. (2)(a)	12,500	74,485
Shikoku Electric Power Co., Inc. (2)(a)	6,300	68,577
Shimamura Co. Ltd. (2)(a)	900	98,874
Shimizu Corp. (2)(a)	600	6,188
Shin-Etsu Chemical Co. Ltd. (2)(a)	100	10,132
Shionogi & Co. Ltd. (2)(a)	200	10,807
SMC Corp. (2)(a)	200	82,077
Sojitz Corp. (2)	3,700	11,336
Square Enix Holdings Co. Ltd. (2)(a)	4,100	194,536
Start Today Co. Ltd. (2)(a)	3,600	109,271
Sumitomo Chemical Co. Ltd. (2)(a)	11,000	78,712
Sumitomo Corp. (2)(a)	10,800	183,187
Sumitomo Dainippon Pharma Co. Ltd. (2)(a)	2,000	29,606
Sumitomo Heavy Industries Ltd. (2)(a)	1,100	46,349
Sumitomo Mitsui Financial Group, Inc. (2)	700	30,173
Suzuken Co. Ltd. (2)(a)	300	12,317

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Japan - 12.1% (continued)
Suzuki Motor Corp. (2)(a)	3,800	$219,958
Taisei Corp. (2)(a)	5,200	258,601
THK Co. Ltd. (2)	300	11,214
Tohoku Electric Power Co., Inc. (2)	2,300	29,364
Tokyo Broadcasting System Holdings, Inc. (2)	1,400	34,892
Tokyo Electric Power Co. Holdings, Inc. (2)*	45,800	180,758
Tokyo Electron Ltd. (2)(a)	200	36,078
Tosoh Corp. (2)(a)	5,000	112,801
Toyota Boshoku Corp. (2)	1,900	39,659
Toyota Tsusho Corp. (2)(a)	1,900	76,329
West Japan Railway Co. (2)(a)	1,400	102,136
Yamada Denki Co. Ltd. (2)	1,200	6,609
Yamaguchi Financial Group, Inc. (2)	3,000	35,554

		9,444,750

Malta - 0.1%
Kindred Group plc, SDR (2)	4,691	66,982

Netherlands - 1.1%
ABN AMRO Group NV, CVA (2)(a)(b)	2,824	91,048
Aegon NV (2)(a)	46,666	296,514
Akzo Nobel NV (2)	96	8,424
ASM International NV (2)(a)	776	52,405
ASML Holding NV (2)(a)	144	25,036
ASR Nederland NV (2)(a)	3,116	128,276
Koninklijke Philips NV (2)(a)	3,451	130,305
Philips Lighting NV (2)(a)(b)	3,861	141,609
Randstad Holding NV (2)(a)	139	8,529

		882,146

Norway - 0.3%
DNB ASA (2)	341	6,312
Leroy Seafood Group ASA (2)(a)	7,275	38,914
Marine Harvest ASA (2)*(a)	11,660	197,179
Norsk Hydro ASA (2)	947	7,179

		249,584

Singapore - 0.2%
ComfortDelGro Corp. Ltd. (2)	22,100	32,653
DBS Group Holdings Ltd. (2)	1,800	33,293
Genting Singapore plc (2)	18,800	18,361
Oversea-Chinese Banking Corp. Ltd. (2)	6,900	63,744
SATS Ltd. (2)	4,600	17,860

		165,911

Spain - 1.7%
ACS Actividades de Construccion y Servicios SA (2)(a)	1,086	42,423
Amadeus IT Group SA (2)(a)	3,605	259,425
Bankinter SA (2)(a)	2,455	23,223
Endesa SA (2)(a)	8,444	180,599
Iberdrola SA (2)(a)	26,657	206,360
Repsol SA (2)(a)	35,521	627,175

		1,339,205

Sweden - 0.9%
Boliden AB (2)(a)	8,072	276,044
Electrolux AB, Series B (2)(a)	1,961	63,135
Essity AB, Class B (2)*(a)	4,848	137,770

INVESTMENTS	SHARES	VALUE
Sweden - 0.9% (continued)
Securitas AB, Class B (2)(a)	558	$9,733
SKF AB, Class B (2)(a)	2,162	48,030
SSAB AB, Class A (2)*(a)	9,775	53,417
Svenska Cellulosa AB SCA, Class B (2)(a)	10,778	111,017
Volvo AB, Class B (2)(a)	793	14,767

		713,913

Switzerland - 2.1%
Adecco Group AG (Registered) (2)*(a)	2,154	164,609
Baloise Holding AG (Registered) (2)	847	131,663
Bucher Industries AG (Registered) (2)	78	31,664
Georg Fischer AG (Registered) (2)	91	120,135
Helvetia Holding AG (Registered) (2)	138	77,619
Lonza Group AG (Registered) (2)*(a)	895	241,387
Nestle SA (Registered) (2)(a)	463	39,807
Novartis AG (Registered) (2)(a)	741	62,357
Partners Group Holding AG (2)	207	141,835
Roche Holding AG (2)(a)	240	60,685
Sika AG (2)(a)	3	23,802
Sonova Holding AG (Registered) (2)	950	148,288
STMicroelectronics NV (2)(a)	1,513	33,019
Straumann Holding AG (Registered) (2)	47	33,156
Swiss Re AG (2)(a)	1,458	136,353
Temenos Group AG (Registered) (2)*	1,008	128,995
Zurich Insurance Group AG (2)(a)	248	75,403

		1,650,777

United Kingdom - 1.8%
Barclays plc (2)	11,359	31,094
Barratt Developments plc (2)	2,996	26,135
BBA Aviation plc (2)	6,382	30,075
Bellway plc (2)	1,077	51,631
Berkeley Group Holdings plc (2)	2,944	166,530
BT Group plc (2)	6,857	25,133
Dixons Carphone plc (2)	11,797	31,648
Fiat Chrysler Automobiles NV (2)*(a)	4,848	86,553
Greene King plc (2)	2,598	19,413
Hays plc (2)	2,872	7,073
Howden Joinery Group plc (2)	4,044	25,456
Indivior plc (2)*	4,361	23,949
Kingfisher plc (2)	1,486	6,785
Moneysupermarket.com Group plc (2)	2,475	11,893
Persimmon plc (2)	2,375	87,743
Petrofac Ltd. (2)	14,284	98,064
Provident Financial plc (2)	656	7,936
Royal Mail plc (2)	37,915	231,646
Saga plc (2)	24,762	42,099
Subsea 7 SA (2)(a)	11,427	171,200
Taylor Wimpey plc (2)	37,939	105,554
Travis Perkins plc (2)	946	20,001
Unilever NV, CVA (2)	336	18,918
WH Smith plc (2)	662	20,969
Whitbread plc (2)	234	12,623
William Hill plc (2)	3,519	15,264

		1,375,385

United States - 62.3%
AbbVie, Inc. (a)	3,653	353,282
ABIOMED, Inc. *(a)	363	68,030
Accenture plc, Class A (a)	465	71,187

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - 62.3% (continued)
Activision Blizzard, Inc. (a)	1,542	$97,639
Adient plc (a)	2,386	187,778
Adobe Systems, Inc. *(a)	303	53,098
Adtalem Global Education, Inc. *(a)	1,609	67,658
AECOM *(a)	458	17,015
Aflac, Inc. (a)	4,200	368,676
AGCO Corp. (a)	271	19,358
Agilent Technologies, Inc. (a)	2,768	185,373
Air Lease Corp. (a)	1,310	62,998
Akamai Technologies, Inc. *(a)	3,909	254,241
Alaska Air Group, Inc. (a)	582	42,783
Alcoa Corp. *(a)	2,802	150,944
Alexion Pharmaceuticals, Inc. *(a)	1,139	136,213
Allison Transmission Holdings, Inc. (a)	427	18,391
Allstate Corp. (The) (a)	3,969	415,594
Ally Financial, Inc. (a)	707	20,616
Alphabet, Inc., Class A *(a)	582	613,079
Amazon.com, Inc. *(a)	130	152,031
AMC Networks, Inc., Class A *(a)	1,631	88,204
Amdocs Ltd. (a)	5,580	365,378
AMERCO (a)	595	224,856
Ameren Corp. (a)	1,572	92,732
American Financial Group, Inc. (a)	2,029	220,228
Ameriprise Financial, Inc. (a)	2,107	357,073
Amgen, Inc. (a)	3,254	565,871
ANSYS, Inc. *(a)	858	126,632
Anthem, Inc. (a)	1,862	418,969
Apple, Inc. (a)	1,471	248,937
Applied Materials, Inc. (a)	2,711	138,586
Aramark (a)	1,415	60,477
Archer-Daniels-Midland Co. (a)	1,242	49,779
Arrow Electronics, Inc. *(a)	3,951	317,700
Assurant, Inc. (a)	680	68,571
Assured Guaranty Ltd. (a)	6,677	226,150
Avnet, Inc. (a)	2,820	111,728
Bank of New York Mellon Corp. (The) (a)	1,833	98,725
Baxter International, Inc. (a)	3,829	247,507
Becton Dickinson and Co. (a)	355	75,991
Bed Bath & Beyond, Inc.	276	6,069
Best Buy Co., Inc. (a)	2,936	201,028
Big Lots, Inc. (a)	7,026	394,510
Biogen, Inc. *(a)	1,533	488,368
Bio-Rad Laboratories, Inc., Class A *	31	7,399
Bioverativ, Inc. *(a)	3,077	165,912
BlackRock, Inc. (a)	220	113,016
Boeing Co. (The) (a)	431	127,106
Booz Allen Hamilton Holding Corp. (a)	226	8,617
Boston Beer Co., Inc. (The), Class A *(a)	948	181,163
Brinker International, Inc. (a)	1,029	39,966
Broadcom Ltd. (a)	443	113,807
Broadridge Financial Solutions, Inc. (a)	419	37,953
Bruker Corp.	182	6,246
Brunswick Corp.	114	6,295
Burlington Stores, Inc. *(a)	204	25,098
CA, Inc. (a)	6,911	229,998
Cadence Design Systems, Inc. *(a)	4,519	188,985
Capital One Financial Corp. (a)	936	93,207
Cardinal Health, Inc. (a)	672	41,173
Carnival Corp. (a)	3,696	245,304

INVESTMENTS	SHARES	VALUE
United States - 62.3% (continued)
Carter’s, Inc. (a)	784	$92,112
CDK Global, Inc. (a)	1,226	87,389
CDW Corp. (a)	1,090	75,744
Celanese Corp., Series A (a)	382	40,905
Celgene Corp. *(a)	2,386	249,003
Centene Corp. *(a)	1,662	167,663
Cerner Corp. *(a)	3,848	259,317
Charles River Laboratories International, Inc. *(a)	3,050	333,823
Cheesecake Factory, Inc. (The) (a)	1,615	77,811
Chubb Ltd. (a)	254	37,117
Churchill Downs, Inc. (a)	83	19,314
Cigna Corp. (a)	1,470	298,542
Cinemark Holdings, Inc. (a)	375	13,058
Cirrus Logic, Inc. *(a)	6,292	326,303
Cisco Systems, Inc. (a)	3,895	149,179
Citrix Systems, Inc. *(a)	1,328	116,864
Clorox Co. (The) (a)	332	49,382
CNA Financial Corp. (a)	868	46,047
CNO Financial Group, Inc. (a)	6,526	161,127
Cognizant Technology Solutions Corp., Class A (a)	1,869	132,736
Coherent, Inc. *(a)	111	31,326
Comcast Corp., Class A (a)	228	9,131
Commerce Bancshares, Inc. (a)	358	19,994
Conagra Brands, Inc. (a)	717	27,009
Consolidated Edison, Inc. (a)	1,890	160,556
Constellation Brands, Inc., Class A (a)	892	203,884
Convergys Corp. (a)	1,762	41,407
Cooper Cos., Inc. (The) (a)	686	149,466
Cooper Tire & Rubber Co. (a)	4,173	147,516
Copart, Inc. *	156	6,738
Corning, Inc. (a)	10,177	325,562
Costco Wholesale Corp. (a)	185	34,432
Cracker Barrel Old Country Store, Inc. (a)	436	69,276
Credit Acceptance Corp. *(a)	183	59,197
Crown Holdings, Inc. *(a)	683	38,419
Cummins, Inc. (a)	668	117,996
Curtiss-Wright Corp. (a)	227	27,660
CVS Health Corp. (a)	2,540	184,150
Dana, Inc. (a)	6,225	199,262
Danaher Corp. (a)	2,176	201,976
Darden Restaurants, Inc. (a)	1,304	125,210
Deere & Co. (a)	467	73,090
Delta Air Lines, Inc. (a)	2,300	128,800
Deluxe Corp. (a)	769	59,090
Devon Energy Corp. (a)	1,798	74,437
Diamond Offshore Drilling, Inc. *(a)	16,159	300,396
Dillard’s, Inc., Class A (a)	1,271	76,324
Discover Financial Services (a)	635	48,844
Discovery Communications, Inc., Class A *(a)	2,921	65,372
Dolby Laboratories, Inc., Class A (a)	488	30,256
DR Horton, Inc. (a)	673	34,370
DST Systems, Inc. (a)	1,023	63,498
DTE Energy Co. (a)	319	34,918
Eastman Chemical Co. (a)	830	76,891
Eaton Corp. plc (a)	4,814	380,354
Eaton Vance Corp. (a)	182	10,263

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - 62.3% (continued)
eBay, Inc. *(a)	16,914	$638,334
Edison International (a)	2,610	165,056
Electronic Arts, Inc. *(a)	1,546	162,423
Eli Lilly & Co. (a)	2,734	230,914
EMCOR Group, Inc. (a)	203	16,595
Estee Lauder Cos., Inc. (The), Class A (a)	2,352	299,268
Esterline Technologies Corp. *(a)	1,353	101,069
Everest Re Group Ltd.	28	6,195
Eversource Energy (a)	600	37,908
Exelixis, Inc. *(a)	1,838	55,875
Exelon Corp. (a)	9,092	358,316
Express Scripts Holding Co. *(a)	4,284	319,758
Facebook, Inc., Class A *(a)	2,491	439,562
Fair Isaac Corp. (a)	860	131,752
Federated Investors, Inc., Class B (a)	1,034	37,307
FedEx Corp. (a)	447	111,544
First American Financial Corp. (a)	2,258	126,538
First Solar, Inc. *(a)	585	39,499
Fiserv, Inc. *(a)	240	31,471
Flex Ltd. *(a)	11,305	203,377
FLIR Systems, Inc. (a)	1,252	58,368
FNF Group (a)	6,599	258,945
Foot Locker, Inc. (a)	332	15,564
Ford Motor Co. (a)	11,331	141,524
Fortinet, Inc. *(a)	242	10,573
Franklin Resources, Inc. (a)	3,830	165,954
GameStop Corp., Class A (a)	14,612	262,285
Gap, Inc. (The)	186	6,335
GATX Corp. (a)	315	19,580
General Dynamics Corp. (a)	646	131,429
General Motors Co. (a)	9,473	388,298
Genpact Ltd. (a)	4,919	156,129
Gilead Sciences, Inc. (a)	7,912	566,816
Globus Medical, Inc., Class A *(a)	2,253	92,598
Goldman Sachs Group, Inc. (The) (a)	447	113,878
Goodyear Tire & Rubber Co. (The) (a)	3,643	117,705
Graham Holdings Co., Class B (a)	49	27,359
H&R Block, Inc. (a)	3,279	85,975
Hanesbrands, Inc. (a)	4,688	98,026
Hanover Insurance Group, Inc. (The) (a)	116	12,537
HCA Healthcare, Inc. *(a)	1,479	129,915
Helen of Troy Ltd. *(a)	174	16,765
Herman Miller, Inc. (a)	747	29,917
Hewlett Packard Enterprise Co. (a)	9,317	133,792
HollyFrontier Corp. (a)	1,877	96,140
Honeywell International, Inc. (a)	1,088	166,856
HP, Inc. (a)	6,929	145,578
Humana, Inc. (a)	999	247,822
Huntington Ingalls Industries, Inc. (a)	1,497	352,843
IAC/InterActiveCorp *(a)	2,283	279,165
Ingredion, Inc. (a)	820	114,636
Integrated Device Technology, Inc. *(a)	364	10,822
Intel Corp. (a)	9,488	437,966
International Business Machines Corp. (a)	3,785	580,695
Intuit, Inc. (a)	1,041	164,249
Intuitive Surgical, Inc. *(a)	66	24,086
Invesco Ltd. (a)	813	29,707
IPG Photonics Corp. *(a)	417	89,292
IQVIA Holdings, Inc. *(a)	3,351	328,063

INVESTMENTS	SHARES	VALUE
United States - 62.3% (continued)
ITT, Inc. (a)	896	$47,820
j2 Global, Inc. (a)	2,043	153,286
Jabil, Inc. (a)	9,038	237,248
Jazz Pharmaceuticals plc *(a)	1,155	155,521
JetBlue Airways Corp. *(a)	15,444	345,019
John Wiley & Sons, Inc., Class A (a)	676	44,447
Johnson & Johnson (a)	1,685	235,428
JPMorgan Chase & Co. (a)	1,277	136,562
Juniper Networks, Inc. (a)	2,025	57,713
KB Home (a)	2,496	79,747
Keysight Technologies, Inc. *(a)	1,199	49,878
KLA-Tencor Corp. (a)	1,679	176,413
Kohl’s Corp. (a)	6,352	344,469
Kroger Co. (The)(a)	2,972	81,581
L3 Technologies, Inc. (a)	664	131,372
Laboratory Corp. of America Holdings *(a)	993	158,393
Lam Research Corp. (a)	1,688	310,710
Laredo Petroleum, Inc. *(a)	864	9,167
Lear Corp. (a)	2,366	417,978
Legg Mason, Inc. (a)	462	19,395
Lennar Corp., Class A (a)	274	17,328
Liberty Expedia Holdings, Inc., Class A *(a)	2,206	97,792
Liberty Interactive Corp. QVC Group, Class A *(a)	11,848	289,328
LifePoint Health, Inc. *(a)	748	37,250
Lincoln National Corp. (a)	3,187	244,985
Littelfuse, Inc. (a)	111	21,958
Lockheed Martin Corp. (a)	364	116,862
LyondellBasell Industries NV, Class A (a)	4,904	541,009
Manhattan Associates, Inc. *(a)	1,340	66,384
ManpowerGroup, Inc. (a)	2,593	327,003
Marathon Petroleum Corp. (a)	1,866	123,119
Marvell Technology Group Ltd. (a)	2,383	51,163
Masimo Corp. *(a)	794	67,331
Match Group, Inc. *(a)	3,000	93,930
Maxim Integrated Products, Inc. (a)	984	51,444
MAXIMUS, Inc. (a)	579	41,445
McKesson Corp. (a)	1,782	277,903
Medtronic plc (a)	1,136	91,732
Merck & Co., Inc.	112	6,302
Michael Kors Holdings Ltd. *(a)	3,983	250,730
Microchip Technology, Inc. (a)	484	42,534
Micron Technology, Inc. *(a)	10,421	428,512
Microsoft Corp. (a)	4,232	362,005
Molson Coors Brewing Co., Class B (a)	3,285	269,600
Morgan Stanley	152	7,975
MSA Safety, Inc. (a)	518	40,155
MSCI, Inc. (a)	193	24,422
Murphy Oil Corp. (a)	361	11,209
Murphy USA, Inc. *(a)	739	59,386
Mylan NV *(a)	5,241	221,747
Nasdaq, Inc. (a)	821	63,077
Navient Corp. (a)	3,985	53,080
Netflix, Inc. *(a)	193	37,048
New York Times Co. (The), Class A	353	6,531
Newfield Exploration Co. *(a)	559	17,625
Nielsen Holdings plc (a)	2,004	72,946
Norfolk Southern Corp. (a)	106	15,359
Northrop Grumman Corp. (a)	688	211,154

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - 62.3% (continued)
Norwegian Cruise Line Holdings Ltd. *(a)	2,026	$107,885
Nu Skin Enterprises, Inc., Class A (a)	1,814	123,769
NVIDIA Corp. (a)	753	145,706
NVR, Inc. *(a)	4	14,033
Oceaneering International, Inc. (a)	4,267	90,204
Office Depot, Inc.	2,685	9,505
Old Republic International Corp. (a)	6,852	146,496
ON Semiconductor Corp. *(a)	8,767	183,581
OneMain Holdings, Inc. *(a)	494	12,839
Oracle Corp. (a)	8,714	411,998
Owens Corning (a)	2,328	214,036
Parker-Hannifin Corp. (a)	75	14,969
PBF Energy, Inc., Class A (a)	3,765	133,469
Penske Automotive Group, Inc. (a)	743	35,553
PepsiCo, Inc.	64	7,675
PerkinElmer, Inc. (a)	2,612	190,989
Pfizer, Inc. (a)	6,068	219,783
PNC Financial Services Group, Inc. (The) (a)	568	81,957
Popular, Inc. (a)	1,439	51,070
Priceline Group, Inc. (The) *(a)	115	199,840
Principal Financial Group, Inc. (a)	3,182	224,522
Procter & Gamble Co. (The)	78	7,167
Prudential Financial, Inc. (a)	1,741	200,180
Public Service Enterprise Group, Inc. (a)	328	16,892
PulteGroup, Inc. (a)	2,522	83,857
QEP Resources, Inc. *(a)	1,405	13,446
QIAGEN NV *(a)	2,197	67,953
Qorvo, Inc. *(a)	1,743	116,084
Quest Diagnostics, Inc. (a)	329	32,403
Raymond James Financial, Inc. (a)	258	23,039
Raytheon Co. (a)	1,701	319,533
Regal Beloit Corp. (a)	640	49,024
Regeneron Pharmaceuticals, Inc. *(a)	27	10,151
Reinsurance Group of America, Inc. (a)	2,384	371,737
Reliance Steel & Aluminum Co. (a)	496	42,552
Republic Services, Inc. (a)	625	42,256
Robert Half International, Inc. (a)	3,059	169,897
Rowan Cos. plc, Class A *(a)	1,693	26,512
Royal Caribbean Cruises Ltd. (a)	2,017	240,588
RPC, Inc. (a)	4,327	110,468
Ryder System, Inc. (a)	785	66,073
Sanderson Farms, Inc. (a)	2,807	389,555
Santander Consumer USA Holdings, Inc.	357	6,647
Seagate Technology plc (a)	5,541	231,835
Service Corp. International (a)	3,215	119,984
Silgan Holdings, Inc. (a)	694	20,397
Silicon Laboratories, Inc. *(a)	96	8,477
Skechers U.S.A., Inc., Class A *(a)	534	20,207
Skyworks Solutions, Inc. (a)	4,073	386,731
Snap-on, Inc. (a)	1,111	193,647
Southwestern Energy Co. *(a)	50,029	279,162
Spirit AeroSystems Holdings, Inc., Class A (a)	3,922	342,195
SS&C Technologies Holdings, Inc. (a)	611	24,733
Starbucks Corp. (a)	1,211	69,548
State Street Corp. (a)	889	86,775
Stryker Corp. (a)	532	82,375
SunTrust Banks, Inc. (a)	382	24,673
Synaptics, Inc. *(a)	523	20,889

INVESTMENTS	SHARES	VALUE
United States - 62.3% (continued)
SYNNEX Corp. (a)	406	$55,196
Synopsys, Inc. *(a)	1,976	168,434
T. Rowe Price Group, Inc. (a)	1,596	167,468
Target Corp. (a)	611	39,868
TE Connectivity Ltd. (a)	3,625	344,520
Tech Data Corp. *(a)	1,884	184,575
TEGNA, Inc. (a)	10,039	141,349
Teledyne Technologies, Inc. *(a)	198	35,868
Texas Instruments, Inc. (a)	3,368	351,754
Textron, Inc. (a)	2,076	117,481
Thermo Fisher Scientific, Inc. (a)	1,220	231,654
Timken Co. (The)	153	7,520
Toll Brothers, Inc. (a)	280	13,446
Torchmark Corp. (a)	288	26,124
Total System Services, Inc. (a)	384	30,371
Travelers Cos., Inc. (The) (a)	2,590	351,308
Tyson Foods, Inc., Class A (a)	3,171	257,073
United Continental Holdings, Inc. *(a)	3,932	265,017
United Natural Foods, Inc. *(a)	595	29,316
United Rentals, Inc. *(a)	984	169,159
United Therapeutics Corp. *(a)	2,349	347,535
UnitedHealth Group, Inc. (a)	56	12,346
Universal Health Services, Inc., Class B	59	6,688
Unum Group (a)	3,469	190,413
US Bancorp (a)	1,072	57,438
Valeant Pharmaceuticals International, Inc. *(a)	4,806	100,173
Valero Energy Corp. (a)	3,269	300,454
Validus Holdings Ltd. (a)	399	18,721
Varian Medical Systems, Inc. *(a)	244	27,121
VeriSign, Inc. *(a)	2,008	229,796
Versum Materials, Inc. (a)	1,992	75,397
Vertex Pharmaceuticals, Inc. *(a)	73	10,940
VF Corp. (a)	394	29,156
Viacom, Inc., Class B (a)	7,017	216,194
Vishay Intertechnology, Inc. (a)	7,400	153,550
Vistra Energy Corp. *(a)	37,613	689,070
VMware, Inc., Class A *(a)	1,145	143,491
Walgreens Boots Alliance, Inc. (a)	343	24,909
Wal-Mart Stores, Inc. (a)	2,790	275,513
Walt Disney Co. (The) (a)	1,998	214,805
Waste Management, Inc. (a)	732	63,172
Waters Corp. *(a)	1,109	214,248
Werner Enterprises, Inc. (a)	1,188	45,916
Western Digital Corp. (a)	7,600	604,428
Westlake Chemical Corp. (a)	983	104,719
Whirlpool Corp. (a)	885	149,246
Williams-Sonoma, Inc. (a)	1,058	54,699
Woodward, Inc. (a)	194	14,849
Wyndham Worldwide Corp. (a)	206	23,869
Xerox Corp. (a)	9,175	267,451

		48,715,591

TOTAL COMMON STOCKS (Cost $73,777,317)		74,797,269

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 75.2%
INVESTMENT COMPANIES - 75.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (2)(c)	141,285	$141,285
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (2)(c)	565,139	565,139
Limited Purpose Cash Investment Fund, 1.17% (2)(c)	57,367,862	57,362,125
UBS Select Treasury Preferred Fund, Class I, 1.16% (2)(c)	706,424	706,424

TOTAL SHORT-TERM INVESTMENTS (Cost $58,774,973)		58,774,973

TOTAL LONG POSITIONS (Cost $132,552,290)		133,572,242

SHORT POSITIONS - (81.7)%
COMMON STOCKS - (81.7)%

Australia - (1.2)%
Alumina Ltd. (2)	(79,434)	(149,698)
AMP Ltd. (2)	(29,314)	(118,326)
APA Group (2)	(16,903)	(109,607)
Aristocrat Leisure Ltd. (2)	(1,885)	(34,711)
Atlassian Corp. plc, Class A *	(3,273)	(148,987)
Domino’s Pizza Enterprises Ltd. (2)	(1,231)	(44,742)
Healthscope Ltd. (2)	(46,614)	(76,198)
Iluka Resources Ltd. (2)	(6,230)	(49,155)
Medibank Pvt Ltd. (2)	(8,011)	(20,515)
Ramsay Health Care Ltd. (2)	(393)	(21,460)
SEEK Ltd. (2)	(4,579)	(67,713)
Tabcorp Holdings Ltd. (2)	(10,199)	(44,249)
Vocus Group Ltd. (2)	(14,631)	(34,499)

		(919,860)

Belgium - (0.7)%
Anheuser-Busch InBev SA (2)	(2,414)	(269,503)
Galapagos NV (2)*	(2,595)	(244,520)
Telenet Group Holding NV (2)*	(740)	(51,553)

		(565,576)

Canada - (2.9)%
AltaGas Ltd.	(2,949)	(67,144)
Barrick Gold Corp.	(1,597)	(23,097)
BlackBerry Ltd. *	(1,711)	(19,111)
Bombardier, Inc., Class B *	(33,804)	(81,485)
Cameco Corp.	(6,855)	(63,315)
Canadian National Railway Co.	(1,335)	(110,082)
CCL Industries, Inc., Class B	(1,581)	(73,051)
Eldorado Gold Corp.	(14,304)	(20,711)
Element Fleet Management Corp.	(4,385)	(33,140)
Enbridge Income Fund Holdings, Inc.	(355)	(8,419)
Enbridge, Inc.	(10,943)	(427,970)
Finning International, Inc.	(769)	(19,405)
Husky Energy, Inc. *	(5,535)	(78,159)
Imperial Oil Ltd.	(3,141)	(98,028)
Inter Pipeline Ltd.	(1,093)	(22,634)
Keyera Corp.	(3,396)	(95,693)
Onex Corp.	(414)	(30,363)

INVESTMENTS	SHARES	VALUE
Canada - (2.9)% (continued)
Open Text Corp.	(895)	$(31,834)
Pembina Pipeline Corp.	(2,399)	(86,856)
Restaurant Brands International, Inc.	(1,366)	(83,970)
Ritchie Bros Auctioneers, Inc.	(1,221)	(36,562)
Shopify, Inc., Class A *	(887)	(89,695)
SNC-Lavalin Group, Inc.	(2,021)	(91,725)
Teck Resources Ltd., Class B	(1,587)	(41,499)
TransCanada Corp.	(6,803)	(331,112)
Waste Connections, Inc.	(89)	(6,314)
Wheaton Precious Metals Corp.	(7,274)	(160,815)

		(2,232,189)

Colombia - (0.1)%
Millicom International Cellular SA, SDR (2)	(750)	(50,629)

Denmark - (0.7)%
AP Moller - Maersk A/S, Class B (2)	(157)	(273,649)
Chr Hansen Holding A/S (2)	(128)	(12,000)
FLSmidth & Co. A/S (2)	(954)	(55,489)
Genmab A/S (2)*	(1,018)	(168,591)
Pandora A/S (2)	(298)	(32,392)

		(542,121)

Finland - (0.6)%
Amer Sports OYJ (2)*	(685)	(18,960)
Fortum OYJ (2)	(656)	(12,983)
Metso OYJ (2)	(230)	(7,846)
Nokia OYJ (2)	(74,469)	(347,945)
Orion OYJ, Class B (2)	(1,302)	(48,545)

		(436,279)

France - (1.1)%
Accor SA (2)	(235)	(12,098)
Airbus SE (2)	(2,475)	(245,982)
Carrefour SA (2)	(4,914)	(105,948)
Edenred (2)	(3,569)	(103,322)
Getlink SE (2)	(3,095)	(39,807)
Iliad SA (2)	(482)	(115,495)
Ingenico Group SA (2)	(62)	(6,619)
Ipsen SA (2)	(84)	(9,998)
SCOR SE (2)	(167)	(6,712)
Technicolor SA (Registered) (2)	(9,621)	(33,134)
Vivendi SA (2)	(6,340)	(170,163)

		(849,278)

Germany - (2.3)%
adidas AG (2)	(50)	(9,999)
Axel Springer SE (2)	(463)	(36,105)
Brenntag AG (2)	(134)	(8,448)
Commerzbank AG (2)*	(6,775)	(101,065)
CTS Eventim AG & Co. KGaA (2)	(750)	(34,869)
Deutsche Bank AG (Registered) (2)	(17,270)	(326,645)
Deutsche Telekom AG (Registered) (2)	(19,809)	(350,153)
GEA Group AG (2)	(1,230)	(58,848)
KION Group AG (2)	(908)	(78,162)
LANXESS AG (2)	(729)	(57,787)
ProSiebenSat.1 Media SE (2)	(5,311)	(182,304)
Rational AG (2)	(10)	(6,433)
RWE AG (2)*	(2,031)	(41,332)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Germany - (2.3)% (continued)
Sartorius AG (Preference) (2)	(607)	$(57,660)
Telefonica Deutschland Holding AG (2)	(21,785)	(109,028)
thyssenkrupp AG (2)	(4,503)	(129,847)
Zalando SE (2)*(b)	(3,691)	(194,618)

		(1,783,303)

Ireland - (0.2)%
James Hardie Industries plc, CHESS (2)	(7,911)	(138,940)

Italy - (0.8)%
BPER Banca (2)	(20,362)	(102,577)
Brembo SpA (2)	(1,766)	(26,829)
Buzzi Unicem SpA (2)	(4,236)	(114,275)
Davide Campari-Milano SpA (2)	(7,350)	(56,790)
Ferrari NV (2)	(1,139)	(119,345)
Leonardo SpA (2)	(1,470)	(17,468)
UniCredit SpA (2)*	(5,570)	(103,904)
Unione di Banche Italiane SpA (2)	(1,936)	(8,440)
Unipol Gruppo SpA (2)	(22,820)	(106,885)

		(656,513)

Japan - (11.6)%
Advantest Corp. (2)	(15,800)	(291,499)
Aeon Co. Ltd. (2)	(16,100)	(271,569)
AEON Financial Service Co. Ltd. (2)	(600)	(13,945)
Ajinomoto Co., Inc. (2)	(1,500)	(28,221)
Asahi Intecc Co. Ltd. (2)	(1,800)	(61,692)
Asics Corp. (2)	(7,700)	(122,390)
Bandai Namco Holdings, Inc. (2)	(700)	(22,848)
Calbee, Inc. (2)	(3,000)	(97,493)
Casio Computer Co. Ltd. (2)	(3,800)	(54,528)
Chugoku Bank Ltd. (The)(2)	(500)	(6,664)
Chugoku Electric Power Co., Inc. (The) (2)	(7,700)	(82,661)
Coca-Cola Bottlers Japan, Inc. (2)	(1,700)	(62,031)
Cosmos Pharmaceutical Corp. (2)	(200)	(41,732)
Dai-ichi Life Holdings, Inc. (2)	(3,800)	(78,098)
Daikin Industries Ltd. (2)	(2,400)	(283,591)
Daiwa Securities Group, Inc. (2)	(2,000)	(12,513)
DeNA Co. Ltd. (2)	(1,100)	(22,646)
Dentsu, Inc. (2)	(2,200)	(93,027)
Don Quijote Holdings Co. Ltd. (2)	(2,000)	(104,260)
Eisai Co. Ltd. (2)	(1,200)	(68,172)
FamilyMart UNY Holdings Co. Ltd. (2)	(4,900)	(343,187)
FANUC Corp. (2)	(100)	(23,990)
Fast Retailing Co. Ltd. (2)	(900)	(357,852)
Hikari Tsushin, Inc. (2)	(100)	(14,357)
Hokuriku Electric Power Co. (2)	(9,200)	(74,016)
Ibiden Co. Ltd. (2)	(800)	(11,941)
IHI Corp. (2)	(2,000)	(66,333)
Isetan Mitsukoshi Holdings Ltd. (2)	(16,300)	(201,710)
J Front Retailing Co. Ltd. (2)	(6,300)	(118,391)
Japan Airport Terminal Co. Ltd. (2)	(1,800)	(66,643)
Japan Post Holdings Co. Ltd. (2)	(4,600)	(52,688)
Japan Post Insurance Co. Ltd. (2)	(300)	(7,052)
JGC Corp. (2)	(8,400)	(162,283)
Kakaku.com, Inc. (2)	(1,500)	(25,321)
Kansai Paint Co. Ltd. (2)	(3,100)	(80,443)
Keihan Holdings Co. Ltd. (2)	(1,000)	(29,420)
Keikyu Corp. (2)	(3,900)	(74,834)

INVESTMENTS	SHARES	VALUE
Japan - (11.6)% (continued)
Keio Corp. (2)	(200)	$(8,785)
Kikkoman Corp. (2)	(2,400)	(97,055)
Kintetsu Group Holdings Co. Ltd. (2)	(1,100)	(42,097)
Kose Corp. (2)	(400)	(62,331)
Lawson, Inc. (2)	(100)	(6,645)
Marui Group Co. Ltd. (2)	(8,700)	(159,037)
Mitsubishi Logistics Corp. (2)	(1,200)	(31,110)
Mitsubishi Motors Corp. (2)	(21,000)	(151,076)
Mitsubishi UFJ Lease & Finance Co. Ltd. (2)	(3,000)	(17,806)
Murata Manufacturing Co. Ltd. (2)	(100)	(13,389)
Nankai Electric Railway Co. Ltd. (2)	(1,300)	(32,171)
NGK Spark Plug Co. Ltd. (2)	(700)	(16,966)
Nidec Corp. (2)	(3,900)	(546,066)
Nifco, Inc. (2)	(200)	(13,615)
Nikon Corp. (2)	(1,600)	(32,197)
Nintendo Co. Ltd. (2)	(800)	(288,077)
Nippon Paint Holdings Co. Ltd. (2)	(6,000)	(189,578)
Nippon Shinyaku Co. Ltd. (2)	(200)	(14,877)
Nippon Yusen KK (2)*	(7,200)	(175,188)
Nomura Holdings, Inc. (2)	(1,100)	(6,448)
Odakyu Electric Railway Co. Ltd. (2)	(800)	(17,093)
Olympus Corp. (2)	(200)	(7,651)
Orient Corp. (2)	(5,000)	(7,964)
Park24 Co. Ltd. (2)	(4,800)	(114,909)
PeptiDream, Inc. (2)*	(300)	(10,234)
Pigeon Corp. (2)	(2,600)	(98,787)
Rakuten, Inc. (2)	(3,000)	(27,422)
Recruit Holdings Co. Ltd. (2)	(6,000)	(148,980)
Renesas Electronics Corp. (2)*	(20,100)	(233,109)
Ricoh Co. Ltd. (2)	(19,300)	(178,850)
Rinnai Corp. (2)	(100)	(9,048)
Rohm Co. Ltd. (2)	(900)	(99,146)
Sankyo Co. Ltd. (2)	(1,700)	(53,460)
Santen Pharmaceutical Co. Ltd. (2)	(500)	(7,830)
Secom Co. Ltd. (2)	(300)	(22,633)
Seibu Holdings, Inc. (2)	(1,500)	(28,339)
Seiko Epson Corp. (2)	(3,500)	(82,395)
Seven & i Holdings Co. Ltd. (2)	(100)	(4,143)
Shimadzu Corp. (2)	(500)	(11,343)
Shimano, Inc. (2)	(2,000)	(281,117)
Shiseido Co. Ltd. (2)	(3,400)	(163,829)
SoftBank Group Corp. (2)	(2,300)	(182,092)
Sompo Holdings, Inc. (2)	(200)	(7,720)
Stanley Electric Co. Ltd. (2)	(200)	(8,092)
SUMCO Corp. (2)	(8,700)	(220,864)
Sumitomo Rubber Industries Ltd. (2)	(1,300)	(24,093)
Suruga Bank Ltd. (2)	(1,700)	(36,350)
Sysmex Corp. (2)	(700)	(54,965)
T&D Holdings, Inc. (2)	(10,600)	(180,841)
Terumo Corp. (2)	(1,300)	(61,503)
Toho Gas Co. Ltd. (2)	(500)	(13,689)
Tokio Marine Holdings, Inc. (2)	(5,400)	(245,608)
Tokyo Century Corp. (2)	(300)	(14,521)
Toray Industries, Inc. (2)	(700)	(6,589)
TOTO Ltd. (2)	(900)	(52,996)
Toyo Seikan Group Holdings Ltd. (2)	(400)	(6,421)
Tsuruha Holdings, Inc. (2)	(400)	(54,332)
Unicharm Corp. (2)	(6,500)	(168,786)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
Japan - (11.6)% (continued)
USS Co. Ltd. (2)	(2,500)	$(52,867)
Yakult Honsha Co. Ltd. (2)	(300)	(22,637)
Yamaha Corp. (2)	(5,200)	(191,811)
Yamato Holdings Co. Ltd. (2)	(8,800)	(176,663)
Yaskawa Electric Corp. (2)	(5,400)	(236,602)
Yokohama Rubber Co. Ltd. (The) (2)	(1,500)	(36,639)

		(9,099,518)

Luxembourg - (0.3)%
Eurofins Scientific SE (2)	(11)	(6,686)
SES SA, FDR (2)	(4,086)	(63,707)
Tenaris SA (2)	(11,656)	(185,004)

		(255,397)

Netherlands - (1.0)%
Altice NV, Class A (2)*	(29,758)	(312,056)
Boskalis Westminster (2)	(2,924)	(110,187)
Koninklijke KPN NV (2)	(85,255)	(297,649)
Koninklijke Vopak NV (2)	(1,155)	(50,594)
OCI NV (2)*	(254)	(6,406)
Royal Dutch Shell plc, Class A (2)	(1,238)	(41,328)

		(818,220)

Norway - (0.1)%
Schibsted ASA, Class A (2)	(2,013)	(57,612)
Statoil ASA (2)	(6)	(129)

		(57,741)

Singapore - (0.3)%
CapitaLand Ltd. (2)	(35,300)	(92,863)
City Developments Ltd. (2)	(6,200)	(57,661)
Global Logistic Properties Ltd. (2)	(16,100)	(40,542)
Jardine Cycle & Carriage Ltd. (2)	(400)	(12,142)
Keppel Corp. Ltd. (2)	(4,400)	(24,077)

		(227,285)

Spain - (1.3)%
Banco Santander SA (2)	(1,304)	(8,549)
Bankia SA (2)	(39,432)	(188,207)
Cellnex Telecom SA (2)(b)	(5,480)	(140,208)
Ferrovial SA (2)	(4,450)	(100,985)
Grifols SA (2)	(220)	(6,433)
Industria de Diseno Textil SA (2)	(14,851)	(516,396)
Melia Hotels International SA (2)	(1,264)	(17,392)
Telefonica SA (2)	(1,766)	(17,197)

		(995,367)

Sweden - (0.9)%
Assa Abloy AB, Class B (2)	(1,815)	(37,628)
Atlas Copco AB, Class A (2)	(1,025)	(44,235)
Elekta AB, Class B (2)	(1,026)	(8,472)
Hennes & Mauritz AB, Class B (2)	(5,298)	(109,583)
Telefonaktiebolaget LM Ericsson, Class B (2)	(77,343)	(510,443)

		(710,361)

Switzerland - (1.2)%
Aryzta AG (2)*	(4,188)	(166,191)
Chocoladefabriken Lindt & Spruengli AG (2)	(7)	(42,731)

INVESTMENTS	SHARES	VALUE
Switzerland - (1.2)% (continued)
Credit Suisse Group AG (Registered) (2)*	(21,983)	$(392,083)
Dufry AG (Registered) (2)*	(1,093)	(162,245)
Glencore plc (2)*	(4,092)	(21,417)
Idorsia Ltd. (2)*	(2,427)	(63,564)
OC Oerlikon Corp. AG (Registered) (2)*	(2,076)	(35,042)
Swatch Group AG (The) (2)	(121)	(49,269)
Vifor Pharma AG (2)	(150)	(19,203)

		(951,745)

United Kingdom - (1.5)%
AA plc (2)	(16,829)	(38,550)
AstraZeneca plc (2)	(692)	(47,752)
Avon Products, Inc. *	(10,905)	(23,446)
BP plc (2)	(5,676)	(39,819)
British American Tobacco plc (2)	(2,754)	(186,167)
Capita plc (2)	(4,934)	(26,659)
CNH Industrial NV (2)	(5,434)	(72,699)
Cobham plc (2)*	(38,954)	(66,279)
ConvaTec Group plc (2)(b)	(46,663)	(128,665)
easyJet plc (2)	(1,040)	(20,507)
Imperial Brands plc (2)	(308)	(13,137)
International Consolidated Airlines Group SA (2)	(1,778)	(15,571)
John Wood Group plc (2)	(5,111)	(44,719)
Pentair plc	(261)	(18,432)
Prudential plc (2)	(2,633)	(67,432)
Rolls-Royce Holdings plc (2)*	(685)	(7,818)
Rolls-Royce Holdings plc (Preference) (3)*(d)	(18,584)	(25)
Standard Chartered plc (2)*	(1,575)	(16,540)
Tesco plc (2)	(94,619)	(267,689)
Weir Group plc (The) (2)	(2,808)	(80,328)

		(1,182,234)

United States - (52.6)%
Acadia Healthcare Co., Inc. *	(273)	(8,908)
Acuity Brands, Inc.	(1,228)	(216,128)
Acxiom Corp. *	(1,421)	(39,163)
Advance Auto Parts, Inc.	(2,111)	(210,446)
Advanced Micro Devices, Inc. *	(39,340)	(404,415)
AES Corp.	(9,104)	(98,596)
Agios Pharmaceuticals, Inc. *	(2,874)	(164,307)
Albemarle Corp.	(754)	(96,429)
Alkermes plc *	(3,563)	(195,003)
Allegheny Technologies, Inc. *	(6,631)	(160,072)
Allegion plc	(88)	(7,001)
Allergan plc	(760)	(124,321)
Alliant Energy Corp.	(174)	(7,414)
Allscripts Healthcare Solutions, Inc. *	(4,406)	(64,107)
Alnylam Pharmaceuticals, Inc. *	(819)	(104,054)
American Airlines Group, Inc.	(123)	(6,400)
American International Group, Inc.	(6,891)	(410,566)
AmerisourceBergen Corp.	(271)	(24,883)
Anadarko Petroleum Corp.	(6,829)	(366,308)
Antero Resources Corp. *	(2,179)	(41,401)
AO Smith Corp.	(1,837)	(112,571)
Aon plc	(169)	(22,646)
Apache Corp.	(1,380)	(58,264)
AptarGroup, Inc.	(293)	(25,280)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - (52.6)% (continued)
Arconic, Inc.	(3,412)	$(92,977)
Arista Networks, Inc. *	(999)	(235,344)
Ashland Global Holdings, Inc.	(2,638)	(187,826)
Aspen Insurance Holdings Ltd.	(3,784)	(153,630)
athenahealth, Inc. *	(611)	(81,287)
Autodesk, Inc. *	(2,755)	(288,807)
Avis Budget Group, Inc. *	(3,715)	(163,014)
Axalta Coating Systems Ltd. *	(8,273)	(267,714)
Baker Hughes a GE Co.	(264)	(8,353)
Ball Corp.	(11,851)	(448,560)
BancorpSouth Bank	(221)	(6,950)
Bank of the Ozarks, Inc.	(1,847)	(89,487)
Belden, Inc.	(192)	(14,817)
Bemis Co., Inc.	(1,106)	(52,856)
Berry Global Group, Inc. *	(566)	(33,207)
BioMarin Pharmaceutical, Inc. *	(1,712)	(152,659)
Black Hills Corp.	(3,891)	(233,888)
Blue Buffalo Pet Products, Inc. *	(8,963)	(293,897)
Boston Scientific Corp. *	(348)	(8,627)
Brighthouse Financial, Inc. *	(1,031)	(60,458)
Brink’s Co. (The)	(81)	(6,375)
Brookdale Senior Living, Inc. *	(21,978)	(213,187)
Brown-Forman Corp., Class B	(784)	(53,837)
Cable One, Inc.	(44)	(30,947)
Cabot Oil & Gas Corp.	(7,482)	(213,985)
Calpine Corp. *	(875)	(13,239)
CarMax, Inc. *	(1,182)	(75,802)
Carpenter Technology Corp.	(879)	(44,820)
Casey’s General Stores, Inc.	(90)	(10,075)
Catalent, Inc. *	(267)	(10,968)
CenterPoint Energy, Inc.	(3,157)	(89,533)
CenturyLink, Inc.	(18,860)	(314,585)
CF Industries Holdings, Inc.	(2,566)	(109,158)
Charles Schwab Corp. (The)	(122)	(6,267)
Charter Communications, Inc., Class A *	(1,525)	(512,339)
Chemical Financial Corp.	(1,372)	(73,361)
Chemours Co. (The)	(1,568)	(78,494)
Cheniere Energy, Inc. *	(14,459)	(778,473)
Chevron Corp.	(4,186)	(524,045)
Chipotle Mexican Grill, Inc. *	(135)	(39,019)
Ciena Corp. *	(2,632)	(55,088)
Cimarex Energy Co.	(381)	(46,486)
Cincinnati Financial Corp.	(744)	(55,778)
CIT Group, Inc.	(2,451)	(120,663)
Citizens Financial Group, Inc.	(579)	(24,306)
Clean Harbors, Inc. *	(229)	(12,412)
CNX Resources Corp. *	(1,004)	(14,689)
Colfax Corp. *	(1,518)	(60,143)
Comerica, Inc.	(1,270)	(110,249)
Commercial Metals Co.	(3,445)	(73,447)
CommScope Holding Co., Inc. *	(2,767)	(104,676)
CommVault Systems, Inc. *	(2,892)	(151,830)
Concho Resources, Inc. *	(710)	(106,656)
Conduent, Inc. *	(19,021)	(307,379)
ConocoPhillips	(5,182)	(284,440)
CoStar Group, Inc. *	(68)	(20,193)
Coty, Inc., Class A	(9,685)	(192,635)
Cree, Inc. *	(5,009)	(186,034)
CSX Corp.	(161)	(8,857)

INVESTMENTS	SHARES	VALUE
United States - (52.6)% (continued)
Cypress Semiconductor Corp.	(982)	$(14,966)
DaVita, Inc. *	(1,576)	(113,866)
Dean Foods Co.	(2,674)	(30,911)
Delphi Technologies plc *	(10)	(507)
DexCom, Inc. *	(5,253)	(301,470)
Dick’s Sporting Goods, Inc.	(531)	(15,261)
Diebold Nixdorf, Inc.	(4,118)	(67,329)
DISH Network Corp., Class A *	(2,981)	(142,343)
Dominion Energy, Inc.	(3,832)	(310,622)
Domino’s Pizza, Inc.	(1,024)	(193,495)
Dover Corp.	(2,825)	(285,297)
Dun & Bradstreet Corp. (The)	(143)	(16,933)
Dunkin’ Brands Group, Inc.	(227)	(14,635)
Eagle Materials, Inc.	(700)	(79,310)
East West Bancorp, Inc.	(218)	(13,261)
Ecolab, Inc.	(831)	(111,504)
Edgewell Personal Care Co. *	(931)	(55,292)
Edwards Lifesciences Corp. *	(404)	(45,535)
Endo International plc *	(3,315)	(25,691)
Energen Corp. *	(457)	(26,309)
Energizer Holdings, Inc.	(204)	(9,788)
Ensco plc, Class A	(21,170)	(125,115)
Entergy Corp.	(1,231)	(100,191)
Envision Healthcare Corp. *	(2,006)	(69,327)
EOG Resources, Inc.	(2,870)	(309,702)
EQT Corp.	(3,431)	(195,293)
Exxon Mobil Corp.	(4,707)	(393,693)
Fastenal Co.	(118)	(6,453)
FireEye, Inc. *	(17,205)	(244,311)
First Data Corp., Class A *	(20,666)	(345,329)
First Horizon National Corp.	(6,050)	(120,939)
First Republic Bank	(2,358)	(204,297)
FirstEnergy Corp.	(33,184)	(1,016,094)
FleetCor Technologies, Inc. *	(33)	(6,350)
Flowers Foods, Inc.	(318)	(6,141)
Flowserve Corp.	(2,961)	(124,747)
FMC Corp.	(1,076)	(101,854)
FNB Corp.	(4,750)	(65,645)
Freeport-McMoRan, Inc. *	(6,464)	(122,557)
Gartner, Inc. *	(2,112)	(260,093)
General Electric Co.	(19,904)	(347,325)
Genesee & Wyoming, Inc., Class A *	(1,633)	(128,566)
Global Payments, Inc.	(62)	(6,215)
GoDaddy, Inc., Class A *	(589)	(29,615)
Granite Construction, Inc.	(566)	(35,901)
Graphic Packaging Holding Co.	(17,592)	(271,796)
Greif, Inc., Class A	(101)	(6,119)
Guidewire Software, Inc. *	(1,493)	(110,870)
Hain Celestial Group, Inc. (The)*	(5,769)	(244,548)
Halliburton Co.	(2,575)	(125,840)
Hancock Holding Co.	(248)	(12,276)
Hasbro, Inc.	(120)	(10,907)
Hershey Co. (The)	(186)	(21,113)
Hess Corp.	(12,284)	(583,121)
Home BancShares, Inc.	(2,457)	(57,125)
Howard Hughes Corp. (The)*	(1,192)	(156,474)
Huntington Bancshares, Inc.	(3,600)	(52,416)
IDEXX Laboratories, Inc. *	(630)	(98,519)
IHS Markit Ltd. *	(3,603)	(162,675)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - (52.6)% (continued)
ILG, Inc.	(313)	$(8,914)
Illumina, Inc. *	(29)	(6,336)
INC Research Holdings, Inc., Class A *	(2,676)	(116,674)
Incyte Corp. *	(2,807)	(265,851)
InterDigital, Inc.	(218)	(16,601)
International Game Technology plc	(6,671)	(176,848)
International Paper Co.	(814)	(47,163)
Intrexon Corp. *	(925)	(10,656)
Ionis Pharmaceuticals, Inc. *	(1,330)	(66,899)
Jack in the Box, Inc.	(117)	(11,479)
Johnson Controls International plc	(1,058)	(40,320)
Juno Therapeutics, Inc. *	(4,238)	(193,719)
KBR, Inc.	(3,344)	(66,312)
Kellogg Co.	(141)	(9,585)
Kemper Corp.	(1,184)	(81,578)
Kennametal, Inc.	(997)	(48,265)
KeyCorp	(316)	(6,374)
Kinder Morgan, Inc.	(7,000)	(126,490)
KLX, Inc. *	(208)	(14,196)
Knowles Corp. *	(1,318)	(19,322)
Kraft Heinz Co. (The)	(1,800)	(139,968)
L Brands, Inc.	(3,783)	(227,812)
Lancaster Colony Corp.	(208)	(26,876)
Leggett & Platt, Inc.	(721)	(34,413)
Lennox International, Inc.	(784)	(163,276)
Liberty Broadband Corp., Class C *	(3,379)	(287,756)
Lincoln Electric Holdings, Inc.	(1,021)	(93,503)
Live Nation Entertainment, Inc. *	(585)	(24,903)
Loews Corp.	(2,620)	(131,079)
LogMeIn, Inc.	(110)	(12,595)
Macquarie Infrastructure Corp.	(4,821)	(309,508)
Madison Square Garden Co. (The), Class A *	(316)	(66,629)
Mallinckrodt plc *	(1,362)	(30,727)
Marathon Oil Corp.	(5,669)	(95,976)
Markel Corp. *	(6)	(6,835)
Martin Marietta Materials, Inc.	(2,639)	(583,325)
Masco Corp.	(771)	(33,878)
Mattel, Inc.	(29,549)	(454,464)
MB Financial, Inc.	(910)	(40,513)
McCormick & Co., Inc. (Non-Voting)	(409)	(41,681)
MDU Resources Group, Inc.	(5,570)	(149,722)
Medidata Solutions, Inc. *	(1,566)	(99,237)
Mercury General Corp.	(440)	(23,514)
MetLife, Inc.	(3,333)	(168,516)
MGM Resorts International	(2,519)	(84,109)
Microsemi Corp. *	(134)	(6,921)
Middleby Corp. (The)*	(48)	(6,478)
Mondelez International, Inc., Class A	(3,928)	(168,118)
Monster Beverage Corp. *	(2,389)	(151,200)
Mosaic Co. (The)	(2,162)	(55,477)
Nabors Industries Ltd.	(64,724)	(442,065)
National Fuel Gas Co.	(2,790)	(153,199)
National Oilwell Varco, Inc.	(4,314)	(155,390)
Neurocrine Biosciences, Inc. *	(924)	(71,693)
New Jersey Resources Corp.	(237)	(9,527)
Newell Brands, Inc.	(942)	(29,108)
Newmont Mining Corp.	(5,868)	(220,167)
NiSource, Inc.	(2,008)	(51,545)

INVESTMENTS	SHARES	VALUE
United States - (52.6)% (continued)
Noble Energy, Inc.	(11,351)	$(330,768)
NOW, Inc. *	(12,644)	(139,463)
NRG Energy, Inc.	(9,459)	(269,392)
Nucor Corp.	(2,993)	(190,295)
NuVasive, Inc. *	(716)	(41,879)
Occidental Petroleum Corp.	(3,479)	(256,263)
OGE Energy Corp.	(308)	(10,136)
ONEOK, Inc.	(9,318)	(498,047)
Packaging Corp. of America	(204)	(24,592)
PacWest Bancorp	(1,731)	(87,242)
Palo Alto Networks, Inc. *	(2,646)	(383,511)
Pandora Media, Inc. *	(66,614)	(321,079)
Papa John’s International, Inc.	(383)	(21,490)
Parsley Energy, Inc., Class A *	(4,239)	(124,796)
Patterson Cos., Inc.	(1,008)	(36,419)
Patterson-UTI Energy, Inc.	(8,301)	(191,006)
Paychex, Inc.	(200)	(13,616)
People’s United Financial, Inc.	(617)	(11,538)
Perrigo Co. plc	(916)	(79,839)
Philip Morris International, Inc.	(1,147)	(121,181)
Pinnacle Financial Partners, Inc.	(623)	(41,305)
Pitney Bowes, Inc.	(5,164)	(57,734)
Platform Specialty Products Corp. *	(18,876)	(187,250)
Pool Corp.	(101)	(13,095)
Post Holdings, Inc. *	(3,086)	(244,504)
Premier, Inc., Class A *	(5,738)	(167,492)
Prosperity Bancshares, Inc.	(630)	(44,144)
PTC, Inc. *	(1,875)	(113,944)
QIAGEN NV (2)*	(2,563)	(79,941)
Ralph Lauren Corp.	(65)	(6,740)
RenaissanceRe Holdings Ltd.	(95)	(11,931)
Royal Gold, Inc.	(2,602)	(213,676)
RPM International, Inc.	(805)	(42,198)
RSP Permian, Inc. *	(1,404)	(57,115)
salesforce.com, Inc. *	(1,260)	(128,810)
Schlumberger Ltd.	(5,267)	(354,943)
Sealed Air Corp.	(11,309)	(557,534)
Seattle Genetics, Inc. *	(2,439)	(130,486)
ServiceNow, Inc. *	(2,114)	(275,644)
Signature Bank *	(46)	(6,314)
SLM Corp. *	(8,192)	(92,570)
SM Energy Co.	(577)	(12,740)
Snyder’s-Lance, Inc.	(2,704)	(135,416)
Sotheby’s *	(1,834)	(94,634)
Southern Co. (The)	(3,176)	(152,734)
Southwest Gas Holdings, Inc.	(1,860)	(149,693)
Splunk, Inc. *	(2,205)	(182,662)
Sprint Corp. *	(20,553)	(121,057)
Square, Inc., Class A *	(9,606)	(333,040)
Steel Dynamics, Inc.	(3,088)	(133,185)
Sterling Bancorp	(6,184)	(152,126)
Superior Energy Services, Inc. *	(13,883)	(133,693)
SVB Financial Group *	(140)	(32,728)
Symantec Corp.	(248)	(6,959)
Synchrony Financial	(3,175)	(122,587)
Tableau Software, Inc., Class A *	(1,966)	(136,047)
Targa Resources Corp.	(8,317)	(402,709)
TCF Financial Corp.	(303)	(6,212)
Telephone & Data Systems, Inc.	(2,723)	(75,699)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

INVESTMENTS	SHARES	VALUE
United States - (52.6)% (continued)
Tempur Sealy International, Inc. *	(2,702)	$(169,388)
Tenet Healthcare Corp. *	(9,736)	(147,598)
Terex Corp.	(1,400)	(67,508)
Tesla, Inc. *	(2,471)	(769,346)
Texas Capital Bancshares, Inc. *	(1,063)	(94,501)
Tiffany & Co.	(1,814)	(188,565)
TransDigm Group, Inc.	(307)	(84,308)
Transocean Ltd. *	(1,495)	(15,967)
TransUnion *	(1,848)	(101,566)
TreeHouse Foods, Inc. *	(1,862)	(92,095)
TRI Pointe Group, Inc. *	(3,623)	(64,924)
Trimble, Inc. *	(833)	(33,853)
Trinity Industries, Inc.	(658)	(24,649)
TripAdvisor, Inc. *	(1,273)	(43,868)
Trustmark Corp.	(188)	(5,990)
Twitter, Inc. *	(1,742)	(41,825)
Tyler Technologies, Inc. *	(95)	(16,820)
Ulta Beauty, Inc. *	(1,182)	(264,366)
Ultimate Software Group, Inc. (The)*	(828)	(180,694)
UMB Financial Corp.	(207)	(14,887)
Umpqua Holdings Corp.	(296)	(6,157)
United Bankshares, Inc.	(4,142)	(143,935)
United Parcel Service, Inc., Class B	(585)	(69,703)
United States Steel Corp.	(4,503)	(158,461)
Univar, Inc. *	(2,642)	(81,796)
USG Corp. *	(805)	(31,041)
Vail Resorts, Inc.	(74)	(15,723)
Valvoline, Inc.	(8,821)	(221,054)
Vectren Corp.	(2,455)	(159,624)
Veeva Systems, Inc., Class A *	(847)	(46,822)
VeriFone Systems, Inc. *	(5,896)	(104,418)
ViaSat, Inc. *	(1,213)	(90,793)
Vulcan Materials Co.	(7,462)	(957,897)
WABCO Holdings, Inc. *	(74)	(10,619)
Wabtec Corp.	(882)	(71,821)
Watsco, Inc.	(38)	(6,462)
Wayfair, Inc., Class A *	(1,802)	(144,647)
Weatherford International plc *	(91,074)	(379,779)
Webster Financial Corp.	(149)	(8,368)
Welbilt, Inc. *	(4,845)	(113,906)
Wendy’s Co. (The)	(6,853)	(112,526)
Westar Energy, Inc.	(1,729)	(91,291)
Western Alliance Bancorp *	(782)	(44,277)
WEX, Inc. *	(375)	(52,961)
White Mountains Insurance Group Ltd.	(87)	(74,061)
Williams Cos., Inc. (The)	(10,556)	(321,852)
Willis Towers Watson plc	(419)	(63,139)
Wintrust Financial Corp.	(76)	(6,260)
Workday, Inc., Class A *	(3,618)	(368,095)
WPX Energy, Inc. *	(11,609)	(163,339)
WR Grace & Co.	(163)	(11,431)
Wynn Resorts Ltd.	(759)	(127,960)
Xilinx, Inc.	(590)	(39,778)
XL Group Ltd.	(1,449)	(50,947)
XPO Logistics, Inc. *	(81)	(7,419)
Zayo Group Holdings, Inc. *	(15,454)	(568,707)
Zebra Technologies Corp., Class A *	(144)	(14,947)
Zillow Group, Inc., Class C *	(1,076)	(44,030)

INVESTMENTS	SHARES	VALUE
United States - (52.6)% (continued)
Zions Bancorp	(400)	$(20,332)
Zynga, Inc., Class A *	(15,168)	(60,672)

		(41,170,284)

Zambia - (0.3)%
First Quantum Minerals Ltd.	(16,115)	(225,764)

TOTAL COMMON STOCKS (Proceeds $(63,077,436))		(63,868,604)

TOTAL SHORT POSITIONS (Proceeds $(63,077,436))		(63,868,604)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 89.1% (Cost $69,474,854)		69,703,638

OTHER ASSETS IN EXCESS OF LIABILITIES - 10.9% (e)		8,504,165

NET ASSETS - 100.0%		$78,207,803

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$1,195,377	1.5%
Consumer Staples	(1,239,083)	(1.6)
Energy	(4,202,403)	(5.4)
Financials	3,938,715	5.0
Health Care	5,864,782	7.5
Industrials	3,835,373	4.9
Information Technology	7,158,573	9.2
Materials	(3,873,157)	(5.0)
Real Estate	(347,540)	(0.4)
Telecommunication Services	(1,753,994)	(2.3)
Utilities	352,022	0.5
Short-Term Investments	58,774,973	75.2

Total Investments In Securities At Value	69,703,638	89.1
Other Assets in Excess of Liabilities (e)	8,504,165	10.9

Net Assets	$78,207,803	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $70,046,382.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $392,957, which represents approximately 0.50% of net assets of the fund.
(c)	Represents 7-day effective yield as of December 31, 2017.
(d)	Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $(25), which represents approximately (0.00)% of net assets of the fund.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, swap and written option contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

CHESS - Clearing House Electronic Subregister System Depository Interest

CVA - Dutch Certification

OYJ - Public Traded Company

Preference - A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Written Call Options Contracts as of December 31, 2017:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	1	EUR	(35,040)	EUR	3,550.00	1/19/2018	$(203)
EURO STOXX 50 Index	JPMS	10	EUR	(350,396)	EUR	3,575.00	2/16/2018	(3,108)
Nikkei 225 Index	JPMS	1	JPY	(22,764,940)	JPY	22,625.00	1/12/2018	(2,840)
Nikkei 225 Index	JPMS	3	JPY	(68,294,820)	JPY	22,875.00	1/12/2018	(4,793)
S&P 500 Index	JPMS	1	USD	(267,361)	USD	2,665.00	1/19/2018	(2,725)
S&P 500 Index	JPMS	8	USD	(2,138,888)	USD	2,665.00	2/16/2018	(31,960)
S&P 500 Index	JPMS	9	USD	(2,406,249)	USD	2,670.00	1/19/2018	(18,585)
S&P 500 Index	JPMS	3	USD	(802,083)	USD	2,670.00	2/16/2018	(9,900)
U.S. Treasury 10 Year Note	JPMS	9	USD	(900,000)	USD	123.50	1/26/2018	(6,890)
U.S. Treasury 10 Year Note	JPMS	9	USD	(900,000)	USD	123.50	2/23/2018	(8,859)
U.S. Treasury 10 Year Note	JPMS	19	USD	(1,900,000)	USD	124.00	1/26/2018	(8,906)
U.S. Treasury 10 Year Note	JPMS	20	USD	(2,000,000)	USD	124.00	2/23/2018	(13,750)
U.S. Treasury 10 Year Note	JPMS	23	USD	(2,300,000)	USD	124.50	1/26/2018	(6,110)
U.S. Treasury 10 Year Note	JPMS	22	USD	(2,200,000)	USD	124.50	2/23/2018	(10,312)
U.S. Treasury 10 Year Note	JPMS	3	USD	(300,000)	USD	125.00	1/26/2018	(422)
U.S. Treasury 10 Year Note	JPMS	4	USD	(400,000)	USD	125.50	2/23/2018	(812)

								$(130,175)

Written Put Options Contracts as of December 31, 2017:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
EURO STOXX 50 Index	JPMS	10	EUR	(350,396)	EUR	3,400.00	2/16/2018	$(3,756)
EURO STOXX 50 Index	JPMS	9	EUR	(315,356)	EUR	3,450.00	1/19/2018	(2,138)
EURO STOXX 50 Index	JPMS	9	EUR	(315,356)	EUR	3,475.00	2/16/2018	(5,766)
EURO STOXX 50 Index	JPMS	4	EUR	(140,159)	EUR	3,500.00	1/19/2018	(1,742)
EURO STOXX 50 Index	JPMS	7	EUR	(245,277)	EUR	3,525.00	1/19/2018	(4,073)
Nikkei 225 Index	JPMS	4	JPY	(91,059,760)	JPY	22,250.00	1/12/2018	(3,018)
Nikkei 225 Index	JPMS	3	JPY	(68,294,820)	JPY	22,500.00	1/12/2018	(3,728)
S&P 500 Index	JPMS	9	USD	(2,406,249)	USD	2,575.00	2/16/2018	(11,610)
S&P 500 Index	JPMS	2	USD	(534,722)	USD	2,580.00	2/16/2018	(2,356)
S&P 500 Index	JPMS	8	USD	(2,138,888)	USD	2,605.00	1/19/2018	(5,680)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
S&P 500 Index	JPMS	2	USD	(534,722)	USD	2,610.00	1/19/2018	$ (1,464)
S&P 500 Index	JPMS	9	USD	(2,406,249)	USD	2,620.00	2/16/2018	(16,650)
S&P 500 Index	JPMS	2	USD	(534,722)	USD	2,625.00	2/16/2018	(3,880)
S&P 500 Index	JPMS	8	USD	(2,138,888)	USD	2,635.00	1/19/2018	(8,360)
S&P 500 Index	JPMS	1	USD	(267,361)	USD	2,640.00	1/19/2018	(990)
U.S. Treasury 10 Year Note	JPMS	6	USD	(600,000)	USD	122.50	2/23/2018	(1,125)
U.S. Treasury 10 Year Note	JPMS	18	USD	(1,800,000)	USD	123.00	1/26/2018	(2,250)
U.S. Treasury 10 Year Note	JPMS	24	USD	(2,400,000)	USD	123.00	2/23/2018	(7,125)
U.S. Treasury 10 Year Note	JPMS	31	USD	(3,100,000)	USD	123.50	1/26/2018	(7,266)
U.S. Treasury 10 Year Note	JPMS	30	USD	(3,000,000)	USD	123.50	2/23/2018	(13,125)
U.S. Treasury 10 Year Note	JPMS	3	USD	(300,000)	USD	124.00	1/26/2018	(1,266)
U.S. Treasury 10 Year Note	JPMS	2	USD	(200,000)	USD	124.00	2/23/2018	(1,281)
U.S. Treasury 10 Year Note	JPMS	1	USD	(100,000)	USD	124.50	1/26/2018	(703)

								(109,352)

Total Written Options Contracts (Premiums Received ($275,064))								$(239,527)

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Hong Kong Net Return Index	Decreases in total return of reference entity and pays the Hong Kong Interbank Offered Rate (“HIBOR”) plus or minus a specified spread (0.45)	Increases in total return of reference entity	Monthly	BANA	03/23/2018	HKD	12,236,058	$41,817
MSCI Hong Kong Net Return Index	Decreases in total return of reference entity and pays the HIBOR plus or minus a specified spread (0.45)	Increases in total return of reference entity	Monthly	BANA	03/23/2018	HKD	4,558,522	15,242
MSCI Hong Kong Net Return Index	Decreases in total return of reference entity and pays the HIBOR plus or minus a specified spread (0.45)	Increases in total return of reference entity	Monthly	BANA	03/23/2018	HKD	12,904,310	56,094
MSCI Hong Kong Net Return Index	Decreases in total return of reference entity and pays the HIBOR plus or minus a specified spread (0.45)	Increases in total return of reference entity	Monthly	BANA	03/23/2018	HKD	13,217,887	49,088

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread (0.13)	Increases in total return of reference entity	Monthly	BANA	03/26/2018		JPY 237,026,238	$29,507
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (-0.10)	Increases in total return of reference entity	Monthly	BANA	03/26/2018		JPY 331,702,961	7,737
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.13)	Increases in total return of reference entity	Monthly	BANA	03/26/2018		JPY 288,125,314	1,978
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.13)	Increases in total return of reference entity	Monthly	BANA	03/26/2018		JPY 373,122,917	15,162
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.13)	Increases in total return of reference entity	Monthly	BANA	03/26/2018	JPY	46,740,960	5,138
MSCI Sweden Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the Stockholm Interbank Offered Rate (“STIBOR”) plus or minus a specified spread (-0.77)	Monthly	BANA	03/21/2018	SEK	10,093,217	12,914
MSCI Sweden Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the STIBOR plus or minus a specified spread (-0.77)	Monthly	BANA	03/21/2018	SEK	17,860,052	48,818

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Sweden Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the STIBOR plus or minus a specified spread (-0.77)	Monthly	BANA	03/21/2018	SEK	10,331,729	$28,388
MSCI Sweden Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the STIBOR plus or minus a specified spread (-0.77)	Monthly	BANA	03/21/2018	SEK	3,310,677	3,665
MSCI Switzerland Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the LIBOR plus or minus a specified spread (-0.25)	Monthly	BANA	03/21/2018	CHF	547,724	361

								315,909

MSCI Australia Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the Australian Bank-Bill Swap Reference Rate (“BBR”) plus or minus a specified spread (-0.02)	Monthly	BANA	03/21/2018	AUD	749,448	(6,755)
MSCI Germany Net Return Index	Decreases in total return of reference entity and pays the Euro Interbank Offered Rate (“EURIBOR”) plus or minus a specified spread (0.15)	Increases in total return of reference entity	Monthly	BANA	03/23/2018	EUR	239	(3)
MSCI United Kingdom Net Return Index	Decreases in total return of reference entity	Increases in total return of reference entity and receives the LIBOR plus or minus a specified spread (-0.23)	Monthly	BANA	03/21/2018	GBP	365,102	(13,477)
OMXS30 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/19/2018	SEK	157,425	(584)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	MSCS	03/16/2018	CHF	648,830	$(4,072)

								(24,891)

								$291,018

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	2	1/2018	EUR	$261,327	$(3,117)
Hang Seng Index	1	1/2018	HKD	191,659	2,723
OMXS30 Index	7	1/2018	SEK	134,336	(3,233)
Australia 10 Year Bond	78	3/2018	AUD	7,860,487	(50,716)
DAX Index	8	3/2018	EUR	3,098,013	(53,189)
DJIA CBOT E-Mini Index	9	3/2018	USD	1,113,075	2,775
Euro-Bobl	28	3/2018	EUR	3,761,890	(4,040)
Euro-BTP	15	3/2018	EUR	2,450,214	(49,992)
Euro-Bund	11	3/2018	EUR	1,737,035	(8,914)
Euro-OAT	13	3/2018	EUR	2,420,505	(33,474)
Euro-Schatz	26	3/2018	EUR	5,043,785	(46,634)
Long Gilt	54	3/2018	GBP	9,125,177	2,007
NASDAQ 100 E-Mini Index	11	3/2018	USD	1,409,925	(3,824)
Nikkei 225 Index	6	3/2018	JPY	1,211,449	(845)
Russell 2000 E-Mini Index	9	3/2018	USD	691,425	(1,626)
Soybean Oil	1	3/2018	EUR	196,607	(5,417)
SPI 200 Index	8	3/2018	AUD	939,421	(1,557)
TOPIX Index	3	3/2018	JPY	483,781	2,510
U.S. Treasury Long Bond	7	3/2018	USD	1,071,000	(6,336)
U.S. Treasury Ultra Bond	8	3/2018	USD	1,341,250	(4,374)

					(267,273)

Short Contracts
CAC 40 10 Euro Index	(32)	1/2018	EUR	(2,038,977)	30,258
IBEX 35 Index	(8)	1/2018	EUR	(961,877)	19,759
Australia 3 Year Bond	(19)	3/2018	AUD	(1,646,982)	(875)
Canada 10 Year Bond	(43)	3/2018	CAD	(4,610,613)	45,412
EURO STOXX 50 Index	(48)	3/2018	EUR	(2,011,716)	37,774
FTSE 100 Index	(86)	3/2018	GBP	(8,868,703)	(234,371)
FTSE/MIB Index	(3)	3/2018	EUR	(391,577)	16,399
Japan 10 Year Bond	(6)	3/2018	JPY	(8,029,110)	7,020
S&P 500 E-Mini Index	(32)	3/2018	USD	(4,281,600)	17,145
S&P/TSX 60 Index	(1)	3/2018	CAD	(152,331)	(388)
U.S. Treasury 10 Year Note	(88)	3/2018	USD	(10,916,125)	11,647
U.S. Treasury 2 Year Note	(118)	3/2018	USD	(25,264,906)	13,426

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
U.S. Treasury 5 Year Note	(50)	3/2018	USD	$ (5,808,203)	$ 6,903

					(29,891)

					$(297,164)

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	3,157,680	USD	2,417,950	CITI	3/21/2018	$45,461
AUD	4,103,520	USD	3,142,485	JPMC	3/21/2018	58,807
CAD	6,656,000	USD	5,201,101	CITI	3/21/2018	99,423
CAD	9,975,000	USD	7,794,563	JPMC	3/21/2018	149,055
CHF	85,200	USD	87,071	CITI	3/21/2018	852
CHF	127,800	USD	130,607	JPMC	3/21/2018	1,278
DKK	198,400	USD	31,691	CITI	3/21/2018	443
DKK	297,600	USD	47,536	JPMC	3/21/2018	664
EUR	7,123,600	USD	8,471,968	CITI	3/21/2018	115,179
EUR	10,439,400	USD	12,413,394	JPMC	3/21/2018	170,786
GBP	2,777,398	USD	3,735,854	CITI	3/21/2018	23,691
GBP	4,166,096	USD	5,599,185	JPMC	3/21/2018	40,131
SEK	1,082,200	USD	131,609	CITI	3/21/2018	940
SEK	1,504,800	USD	183,161	JPMC	3/21/2018	1,149
USD	67,800	GBP	50,043	CITI	3/21/2018	60
USD	101,699	GBP	75,064	JPMC	3/21/2018	91
USD	15,602	HKD	121,600	CITI	3/21/2018	14
USD	23,402	HKD	182,400	JPMC	3/21/2018	20
USD	66,736	NOK	545,500	CITI	3/21/2018	154
USD	100,103	NOK	818,250	JPMC	3/21/2018	230
USD	60,985	NZD	86,000	CITI	3/21/2018	96
USD	91,478	NZD	129,000	JPMC	3/21/2018	144
JPY	61,585,400	USD	546,134	CITI	3/22/2018	2,642
JPY	89,613,600	USD	794,587	JPMC	3/22/2018	3,941
USD	1,017,986	JPY	113,849,600	CITI	3/22/2018	3,495
USD	1,526,977	JPY	170,774,400	JPMC	3/22/2018	5,240

Total unrealized appreciation						723,986

CAD	182,800	USD	145,698	CITI	3/21/2018	(125)
CAD	274,200	USD	218,547	JPMC	3/21/2018	(187)
GBP	65,322	USD	88,541	CITI	3/21/2018	(119)
GBP	97,984	USD	132,813	JPMC	3/21/2018	(180)
HKD	88,000	USD	11,289	CITI	3/21/2018	(8)
HKD	132,000	USD	16,934	JPMC	3/21/2018	(13)
NOK	18,000	USD	2,198	CITI	3/21/2018	(1)
NOK	27,000	USD	3,297	JPMC	3/21/2018	(1)
USD	445,717	AUD	587,680	CITI	3/21/2018	(12,752)
USD	668,574	AUD	881,520	JPMC	3/21/2018	(19,129)
USD	586,600	CAD	752,000	CITI	3/21/2018	(12,258)
USD	756,290	CAD	969,000	JPMC	3/21/2018	(15,376)
USD	8,332,054	CHF	8,165,600	CITI	3/21/2018	(94,600)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	12,498,066	CHF	12,248,400	JPMC	3/21/2018	$ (141,915)
USD	33,922	DKK	210,400	CITI	3/21/2018	(156)
USD	50,882	DKK	315,600	JPMC	3/21/2018	(234)
USD	937,955	EUR	788,800	CITI	3/21/2018	(12,904)
USD	1,299,901	EUR	1,093,200	JPMC	3/21/2018	(17,897)
USD	452,329	GBP	336,477	CITI	3/21/2018	(3,132)
USD	470,905	GBP	350,216	JPMC	3/21/2018	(3,155)
USD	2,665	HKD	20,800	CITI	3/21/2018	(1)
USD	3,998	HKD	31,200	JPMC	3/21/2018	(1)
USD	2,713,285	NOK	22,465,300	CITI	3/21/2018	(28,757)
USD	3,831,633	NOK	31,708,950	JPMC	3/21/2018	(38,657)
USD	3,800,689	NZD	5,462,994	CITI	3/21/2018	(67,187)
USD	5,049,491	NZD	7,260,006	JPMC	3/21/2018	(90,694)
USD	1,029,918	SEK	8,613,800	CITI	3/21/2018	(25,111)
USD	1,526,438	SEK	12,766,200	JPMC	3/21/2018	(37,182)
JPY	155,339,600	USD	1,390,456	CITI	3/22/2018	(6,256)
JPY	219,509,400	USD	1,964,768	JPMC	3/22/2018	(8,763)
USD	648,192	JPY	73,008,400	CITI	3/22/2018	(2,371)
USD	853,665	JPY	96,156,600	JPMC	3/22/2018	(3,167)

Total unrealized depreciation						(642,289)

Net unrealized appreciation						$81,697

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR ALTERNATIVE RISK PREMIA FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Cash	$1,710,000	$—	$1,710,000

BARC
Cash	—	408,054	408,054

CITI
Cash	250,000	—	250,000

GSCO
Cash	—	574,112	574,112

JPMC
Cash	680,000	—	680,000

JPMS
Cash	—	3,787,277	3,787,277

MSCS
Cash	110,000	—	110,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 132.5%
COMMON STOCKS - 39.6%

Auto Components - 0.4%
Adient plc	12,945	$1,018,771
Delphi Technologies plc*	17,950	941,837

		1,960,608

Banks - 0.1%
BAWAG Group AG (Austria) *(a)	5,000	266,727

Biotechnology - 0.5%
Aptevo Therapeutics, Inc. *	132,502	561,808
Bioverativ, Inc. *	20,868	1,125,203
Neurocrine Biosciences, Inc. *(b)	7,735	600,159

		2,287,170

Building Products - 0.1%
Armstrong Flooring, Inc. *	13,995	236,795

Capital Markets - 28.7%
Alignvest Acquisition II Corp., Class A (Canada) *	350,000	2,728,719
Big Rock Partners Acquisition Corp. (2)*	200,000	1,940,000
Bison Capital Acquisition Corp. (China) (2)*	150,000	1,480,500
Black Ridge Acquisition Corp. (2)*	210,000	2,028,600
Cannabis Strategies Acquisition Corp. (Canada) *	250,000	1,976,929
Capitol Investment Corp. IV, Class A (2)*	500,001	4,845,010
CM Seven Star Acquisition Corp. (Hong Kong) *	250,000	2,412,500
Constellation Alpha Capital Corp. (2)*	649,500	6,313,140
Donnelley Financial Solutions, Inc. *	12,726	248,030
Draper Oakwood Technology Acquisition, Inc., Class A (2)*	150,000	1,465,500
Federal Street Acquisition Corp., Class A *	650,000	6,311,500
FinTech Acquisition Corp. II *(c)	150,000	1,486,500
Forum Merger Corp., Class A *(c)	683,600	6,822,328
GigCapital, Inc. *	375,000	3,750,000
Haymaker Acquisition Corp. *	399,960	3,959,604
Hennessy Capital Acquisition Corp. III*	400,000	3,920,000
I-AM Capital Acquisition Co. (2)*	225,000	2,216,250
Industrea Acquisition Corp., Class A (2)*	400,000	3,888,000
Jensyn Acquisition Corp. *	69,000	710,700
Kayne Anderson Acquisition Corp., Class A *	250,000	2,427,500
KBL Merger Corp. IV (2)*(c)	900,000	8,748,000
Legacy Acquisition Corp. *	500,000	4,970,000
Leisure Acquisition Corp. (2)*	500,000	4,950,000
M I Acquisitions, Inc. *(c)	200,000	2,038,000
M III Acquisition Corp. *	308,712	3,062,423
Matlin and Partners Acquisition Corp., Class A (2)*(c)	400,000	3,904,000
Modern Media Acquisition Corp. (2)*(c)	625,000	6,137,500
National Energy Services Reunited Corp. *	897,500	8,930,125
Osprey Energy Acquisition Corp. (2)*	1,000,000	9,600,000
Pensare Acquisition Corp. (2)*	850,000	8,211,000

INVESTMENTS	SHARES	VALUE
Capital Markets - 28.7% (continued)
Regalwood Global Energy Ltd. *	500,000	$4,975,000
Sentinel Energy Services, Inc. *	133,320	1,329,200
Stellar Acquisition III, Inc. (Greece) *(c)	200,000	2,042,000
TPG Pace Energy Holdings Corp., Class A *	418,101	4,072,304
TPG Pace Holdings Corp., Class A *	150,000	1,462,500

		135,363,362

Chemicals - 0.4%
AdvanSix, Inc. *	13,011	547,373
GCP Applied Technologies, Inc. *(b)	27,066	863,405
Ingevity Corp. *	9,804	690,888

		2,101,666

Commercial Services & Supplies - 0.0% (d)
LSC Communications, Inc.	10,871	164,696
TPT Acquisition, Inc. (3)*(e)	20,730	—

		164,696

Communications Equipment - 0.0% (d)
Casa Systems, Inc.*	1,000	17,760

Construction Materials - 0.1%
Loma Negra Cia Industrial Argentina SA, ADR (Argentina) *	20,000	460,800

Consumer Finance - 0.0% (d)
PPDAI Group, Inc., ADR (China) *	5,000	35,550
Qudian, Inc., ADR (China) *	1,000	12,540

		48,090

Diversified Consumer Services - 0.0% (d)
Education Management Corp. *(c)	8,615,228	30,153

Diversified Financial Services - 1.0%
2017 Mandatory Exchangeable Trust (2)*(b)	18,425	1,901,460
ECN Capital Corp. (Canada)	84,137	263,054
PNBK Holdings LLC, Class A (3)*(e)	2,090,900	2,000,678
PNBK Holdings LLC, Class B (3)*(e)	3,218	—
Rescap Liquidating Trust *	125,811	632,200

		4,797,392

Energy Equipment & Services - 0.1%
Bristow Group, Inc. (b)	21,622	291,248

Equity Real Estate Investment Trusts (REITs) - 0.3%
JBG SMITH Properties	13,274	461,006
Park Hotels & Resorts, Inc.	15,579	447,896
Quality Care Properties, Inc. *	40,155	554,541

		1,463,443

Food Products - 0.2%
Lamb Weston Holdings, Inc.	20,730	1,170,208

Health Care Equipment & Supplies - 0.1%
China Medical Technologies, Inc., ADR (China) (3)*(e)	4,931	—
Varex Imaging Corp. *	16,257	653,044

		653,044

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Health Care Providers & Services - 0.2%
Quorum Health Corp. *	47,681	$297,529
Rotech Healthcare, Inc. (3)*(e)	16,828	—
Teladoc, Inc. *(b)	16,362	570,216

		867,745

Hotels, Restaurants & Leisure - 1.1%
Hilton Grand Vacations, Inc. *	32,066	1,345,169
Panera Bread Co., Class A (3)*(e)	10,533	3,316,437
Yum China Holdings, Inc. (b)	15,472	619,189

		5,280,795

Household Durables - 0.2%
GoPro, Inc., Class A *(b)	2,495	18,887
Hamilton Beach Brands Holding Co., Class A	27,874	716,083

		734,970

Insurance - 0.4%
Brighthouse Financial, Inc. *	8,033	471,055
FGL Holdings *(b)	123,202	1,240,644

		1,711,699

Internet & Direct Marketing Retail - 0.1%
Expedia, Inc. (b)	1,764	211,274
Priceline Group, Inc. (The) *(b)	250	434,435
Stitch Fix, Inc., Class A *	1,000	25,830

		671,539

Internet Software & Services - 1.0%
Aspire Holdings Ltd., Class B (China) (3)*(e)	834,158	8
FriendFinder Networks, Inc. (3)*(e)	6,483	8,293
MongoDB, Inc. *	75,500	2,240,840
SINA Corp. (China)*	26,694	2,677,675

		4,926,816

IT Services - 0.8%
Blackhawk Network Holdings, Inc. *(b)	8,554	304,950
Conduent, Inc. *	29,470	476,235
MoneyGram International, Inc. *	40,662	535,925
Square, Inc., Class A *(b)	48,477	1,680,698
Switch, Inc., Class A	30,000	545,700

		3,543,508

Machinery - 0.4%
Fortive Corp.	12,644	914,793
Manitowoc Co., Inc. (The) *	13,966	549,423
Welbilt, Inc. *	16,639	391,183

		1,855,399

Media - 0.1%
China Networks International Holdings Ltd. (3)*(e)	2,287,278	33,852
News Corp., Class A	39,762	644,542

		678,394

Metals & Mining - 0.3%
Alcoa Corp. *	30,239	1,628,975

INVESTMENTS	SHARES	VALUE
Oil, Gas & Consumable Fuels - 0.4%
Amyris, Inc. *(b)	43,457	$162,964
CONSOL Energy, Inc. *	43,071	1,701,735
Quicksilver Resources, Inc. (3)*(e)	14,730	152,309

		2,017,008

Road & Rail - 0.0%
Jack Cooper Holdings Corp. (Non-Voting), Class B (3)*(e)	2,223	—

Semiconductors & Semiconductor Equipment - 0.5%
NXP Semiconductors NV (Netherlands) *	14,361	1,681,529
Versum Materials, Inc.	12,196	461,619

		2,143,148

Software - 1.3%
ForeScout Technologies, Inc. *	500	15,945
Micro Focus International plc, ADR (United Kingdom) *	37,665	1,265,167
Nice Ltd., ADR (Israel) (b)	10,959	1,007,242
Proofpoint, Inc. *(b)	20,174	1,791,653
RealPage, Inc. *(b)	33,470	1,482,721
SailPoint Technologies Holding, Inc. *	15,000	217,500
Sea Ltd., ADR (Singapore) *	5,000	66,650
ServiceNow, Inc. *(b)	2,371	309,155

		6,156,033

Specialty Retail - 0.1%
National Vision Holdings, Inc. *	7,500	304,575

Technology Hardware, Storage & Peripherals - 0.0% (d)
Borqs Technologies, Inc. (China) (2)*	20,614	109,254

Thrifts & Mortgage Finance - 0.1%
FHLMC *	78,659	198,220
FNMA *	27,686	73,368

		271,588

Trading Companies & Distributors - 0.1%
AM Castle & Co. (3)*(e)	8,695	29,040
Herc Holdings, Inc. *	7,787	487,544

		516,584

Transportation Infrastructure - 0.0% (d)
Macquarie Infrastructure Corp. (b)	593	38,070

Water Utilities - 0.1%
Evoqua Water Technologies Corp. *	20,000	474,200

Wireless Telecommunication Services - 0.4%
Cleveland Unlimited (3)*(e)	1	1,721,615

TOTAL COMMON STOCKS (Cost $184,604,484)		186,965,077

PREFERRED STOCKS - 0.6%

Banks - 0.1%
First Banks, Inc., Series C (3)*(e)	2,458	633,976

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Thrifts & Mortgage Finance - 0.5%
FHLMC, Series W, 5.66% *(f)	29,460	$190,017
FHLMC, Series V, 5.57% *(f)	83,409	531,315
FHLMC, Series Z, 8.38% *(f)(g)	45,876	394,534
FHLMC, Series X, 6.02% *(f)	47,843	307,152
FNMA, Series S, 8.25% *(f)(g)	77,876	685,309

		2,108,327

TOTAL PREFERRED STOCKS (Cost $3,488,135)		2,742,303

CONVERTIBLE PREFERRED STOCKS - 7.2%

Capital Markets - 2.7%
Mandatory Exchangeable Trust (China)
$100 par, 5.75%, 6/3/2019 (2)(a)(b)	56,586	11,020,689
Virtus Investment Partners, Inc. Series D, $100 par, 7.25%, 2/1/2020 (2)(b)	17,975	1,832,911

		12,853,600

Equity Real Estate Investment Trusts (REITs) - 1.7%
Welltower, Inc. Series I, $50 par, 6.50%, 12/31/2049 (2)(b)(f)	137,075	8,207,366

Food Products - 1.5%
Bunge Ltd. $100 par, 4.88%, 12/31/2049 (2)(b)(f)	67,625	7,037,227

Health Care Equipment & Supplies - 0.3%
Becton Dickinson and Co. Series A, $50 par, 6.13%, 5/1/2020 (2)(b)	21,050	1,224,478

Machinery - 0.1%
Rexnord Corp. Series A, $50 par, 5.75%, 11/15/2019 (2)(b)	4,975	291,659

Pharmaceuticals - 0.7%
Allergan plc Series A, $1,000 par, 5.50%, 3/1/2018 (2)(b)	5,775	3,374,766

Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. Series A, $1,000 par, 5.50%, 12/31/2049 (2)*(b)(f)	833	1,113,221

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $30,325,835)		34,102,317

CLOSED END FUNDS - 1.9%
Alliance California Municipal Income Fund, Inc.	21,942	298,411
AllianceBernstein National Municipal Income Fund, Inc.	7,740	103,716
BlackRock California Municipal Income Trust	14,456	199,204
BlackRock Investment Quality Municipal Trust, Inc.	16,605	247,747
BlackRock Muni Intermediate Duration Fund, Inc.	26,197	364,662

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 1.9% (continued)
BlackRock Municipal 2030 Target Term Trust	13,328	$297,748
BlackRock Municipal Bond Trust	4,101	62,130
BlackRock Municipal Income Quality Trust	4,646	65,927
BlackRock MuniHoldings California Quality Fund, Inc.	1,807	25,659
BlackRock MuniHoldings Fund II, Inc.	264	3,902
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	10,631	153,831
BlackRock MuniHoldings New York Quality Fund, Inc.	10,014	134,087
BlackRock MuniYield California Quality Fund, Inc.	10,015	146,820
BlackRock MuniYield Michigan Quality Fund, Inc.	555	7,770
BlackRock MuniYield New York Quality Fund, Inc.	22,313	288,284
BlackRock MuniYield Pennsylvania Quality Fund	8,729	125,348
BlackRock MuniYield Quality Fund II, Inc.	5,400	70,740
Central Securities Corp.	1,544	42,306
Delaware Investments Minnesota Municipal Income Fund II, Inc.	4,088	55,065
Deutsche Strategic Municipal Income Trust	757	8,917
Dividend and Income Fund	7,415	99,583
Dreyfus Municipal Bond Infrastructure Fund, Inc.	9,622	125,086
DTF Tax-Free Income, Inc.	13,795	194,509
Eaton Vance Municipal Bond Fund	14,234	178,067
Eaton Vance Municipal Bond Fund II	9,758	120,121
Eaton Vance Municipal Income Trust	15,458	191,679
Eaton Vance New York Municipal Bond Fund	6,183	76,236
Federated Premier Municipal Income Fund	3,799	53,338
Gabelli Healthcare & WellnessRx Trust (The)	400	4,132
Invesco Advantage Municipal Income Trust II	2,139	24,342
Invesco Municipal Opportunity Trust	34,071	422,480
Invesco Municipal Trust	12,110	151,375
Invesco Pennsylvania Value Municipal Income Trust	26,835	326,045
Invesco Quality Municipal Income Trust	24,626	308,071
Invesco Value Municipal Income Trust	30,342	452,096
MFS Investment Grade Municipal Trust	3,594	34,880
MFS Municipal Income Trust	7,175	49,292
Nuveen AMT-Free Quality Municipal Income Fund	21,734	298,843
Nuveen California Quality Municipal Income Fund	29,080	416,135
Nuveen Connecticut Quality Municipal Income Fund	23,403	278,964
Nuveen Georgia Quality Municipal Income Fund	1,443	18,139

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE

CLOSED END FUNDS - 1.9% (continued)
Nuveen Intermediate Duration Quality Municipal Term Fund	696	$8,958
Nuveen Maryland Premium Income Municipal Fund	15,267	192,059
Nuveen Michigan Quality Municipal Income Fund	14,147	187,589
Nuveen New Jersey Quality Municipal Income Fund	22,490	307,888
Nuveen New York AMT-Free Municipal Income Fund	23,129	299,752
Nuveen New York Quality Municipal Income Fund	512	7,081
Nuveen North Carolina Premium Income Municipal Fund	14,458	187,087
Nuveen Ohio Quality Municipal Income Fund	10,733	157,131
Nuveen Pennsylvania Quality Municipal Income Fund	12,000	157,800
Nuveen Quality Municipal Income Fund	24,032	337,890
Nuveen Virginia Quality Municipal Income Fund	22,208	284,707
Pioneer Municipal High Income Trust	18,825	223,076
Putnam Managed Municipal Income Trust	8,116	60,140
Putnam Municipal Opportunities Trust	789	9,744
Western Asset Intermediate Muni Fund, Inc.	8,297	77,328
Western Asset Municipal High Income Fund, Inc.	4,101	30,347
Western Asset Municipal Partners Fund, Inc.	6,724	102,407

TOTAL CLOSED END FUNDS (Cost $9,143,903)		9,156,671

	PRINCIPAL AMOUNT
CORPORATE BONDS - 3.8%

Aerospace & Defense - 0.3%
Orbital ATK, Inc. 5.25%, 10/1/2021 (2)	$1,550,000	1,590,688

Auto Components - 0.0%
Exide Technologies 8.63%, 2/1/2018 (3)(e)(h)	33,550,000	—

Banks - 0.0% (d)
Washington Mutual, Inc. Escrow 0.00%, 9/29/2017 (3)(e)	5,000,000	40,000

Chemicals - 1.1%
Momentive Performance Materials USA, Inc. 8.88%, 10/15/2020 (3)(e)(h)	13,550,000	—
Momentive Performance Materials, Inc. 3.88%, 10/24/2021 (2)	5,000,000	5,225,000

		5,225,000

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Electric Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC 11.28%, 12/1/2018 (2)(a)(h)	$1,000,000	$382,500
12.15%, 3/1/2022 (2)(a)(h)	460,187	705,237

		1,087,737

Electrical Equipment - 0.2%
General Cable Corp. 5.75%, 10/1/2022 (2)	1,025,000	1,062,156

Food & Staples Retailing - 1.0%
Rite Aid Corp. 9.25%, 3/15/2020 (2)	3,280,000	3,328,544
6.13%, 4/1/2023 (2)(a)	1,546,000	1,395,265

		4,723,809

Hotels, Restaurants & Leisure - 0.3%
Ruby Tuesday, Inc. 7.63%, 5/15/2020 (2)	1,425,000	1,455,923

Household Durables - 0.1%
Steinhoff Europe AG (Austria) 1.88%, 1/24/2025 (2)(i)	EUR400,000	223,171

Media - 0.0% (d)
iHeartCommunications, Inc. 14.00%, 2/1/2021 (2)(h)(j)	1,000,000	77,500
QUEBECOR 10.00%, 8/1/2020 (3)(e)(h)	6,325,000	—

		77,500

Oil, Gas & Consumable Fuels - 0.3%
Black Elk Energy Escrow
13.75%, 12/1/2015 (3)(e)	2,833,436	—
NSA Bondco Ltd. (Norway)
12.00%, 8/31/2020 (2)(h)(j)	5,193,645	1,298,411
Penn Virginia Corp. Escrow
7.25%, 4/15/2019 (3)(e)(h)	13,829,000	2
8.50%, 5/1/2020 (3)(e)(h)	43,585,000	4

		1,298,417

Pharmaceuticals - 0.2%
Concordia International Corp. (Canada) 9.00%, 4/1/2022 (2)(a)	850,000	726,750

Specialty Retail - 0.1%
Rent-A-Center, Inc. 4.75%, 5/1/2021 (2)	200,000	189,000
RS Legacy Corp. 6.75%, 5/15/2019 (3)(e)(h)	6,230,000	—

		189,000

TOTAL CORPORATE BONDS (Cost $22,447,842)		17,700,151

CONVERTIBLE BONDS - 34.7%

Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. 1.88%, 6/1/2024 (2)(b)	1,175,000	1,383,562

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Auto Components - 0.0% (d)
Exide Technologies (ICE LIBOR USD 3 Month - 1.50%), 0.00%, 9/18/2013 (3)(e)(h)(k)	$650,000	$1

Automobiles - 0.2%
Tesla, Inc. 2.38%, 3/15/2022 (2)(b)	875,000	1,017,734

Biotechnology - 0.7%
AMAG Pharmaceuticals, Inc. 3.25%, 6/1/2022 (2)(b)	1,600,000	1,373,000
PDL BioPharma, Inc. 2.75%, 12/1/2021 (2)(b)	1,850,000	1,779,469

		3,152,469

Capital Markets - 1.5%
GAIN Capital Holdings, Inc. 5.00%, 8/15/2022 (2)(a)(b)	1,775,000	2,414,000
Hercules Capital, Inc. 4.38%, 2/1/2022 (2)(a)(b)	1,350,000	1,387,969
Prospect Capital Corp. 4.95%, 7/15/2022 (2)(b)	1,400,000	1,398,250
TPG Specialty Lending, Inc. 4.50%, 8/1/2022 (2)(a)(b)	1,800,000	1,870,875

		7,071,094

Communications Equipment - 0.0% (d)
Nortel Networks Corp. (Canada) 1.75%, 12/31/2018 (3)(e)(h)	3,000,000	146,250

Construction & Engineering - 0.5%
Tutor Perini Corp. 2.88%, 6/15/2021 (2)(b)	1,975,000	2,177,437

Consumer Finance - 1.4%
Encore Capital Group, Inc. 3.25%, 3/15/2022 (2)(a)(b)	1,975,000	2,205,828
EZCORP, Inc. 2.12%, 6/15/2019 (2)(b)	3,525,000	3,626,344
PRA Group, Inc. 3.50%, 6/1/2023 (2)(a)(b)	700,000	698,687

		6,530,859

Diversified Financial Services - 0.5%
Element Fleet Management Corp. (Canada) 5.13%, 6/30/2019 (2)(a)(b)	CAD2,783,000	2,237,846

Electrical Equipment - 0.2%
General Cable Corp. 4.50%, 11/15/2029 (2)(b)(l)	800,000	844,500

Electronic Equipment, Instruments & Components - 3.1%
Knowles Corp. 3.25%, 11/1/2021 (2)(b)	1,750,000	1,940,312
Vishay Intertechnology, Inc. 2.25%, 11/15/2040 (2)(b)	7,702,000	12,563,888

		14,504,200

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Energy Equipment & Services - 0.8%
Ensco Jersey Finance Ltd. 3.00%, 1/31/2024 (2)(b)	$150,000	$133,125
SEACOR Holdings, Inc. 2.50%, 12/15/2027 (2)(b)	1,150,000	1,167,969
Weatherford International Ltd. 5.88%, 7/1/2021 (2)(b)	2,300,000	2,492,625

		3,793,719

Equity Real Estate Investment Trusts (REITs) - 0.7%
iStar, Inc. 3.13%, 9/15/2022 (2)(a)(b)	575,000	572,125
Spirit Realty Capital, Inc. 2.88%, 5/15/2019 (2)(b)	2,675,000	2,680,016

		3,252,141

Health Care Equipment & Supplies - 0.7%
China Medical Technologies, Inc. (China) 4.00%, 8/15/2013 (3)(e)(h)	250,000	—
6.25%, 12/15/2016 (3)(a)(e)(h)	2,625,000	—
Invacare Corp. 4.50%, 6/1/2022 (2)(a)(b)	2,550,000	3,193,875

		3,193,875

Health Care Providers & Services - 0.8%
Anthem, Inc. 2.75%, 10/15/2042 (2)(b)	1,279,000	3,933,724

Household Durables - 0.4%
CalAtlantic Group, Inc. 1.63%, 5/15/2018 (2)(b)	475,000	853,516
GoPro, Inc. 3.50%, 4/15/2022 (2)(a)(b)	1,000,000	969,375

		1,822,891

Independent Power and Renewable Electricity Producers - 0.7%
NRG Yield, Inc. 3.50%, 2/1/2019 (2)(a)(b)	3,475,000	3,516,266

Insurance - 0.2%
HCI Group, Inc. 4.25%, 3/1/2037 (2)(a)(b)	1,175,000	995,078

Internet Software & Services - 1.7%
Pandora Media, Inc. 1.75%, 12/1/2020 (2)(b)	1,995,000	1,761,834
Quotient Technology, Inc. 1.75%, 12/1/2022 (2)(a)(b)	1,450,000	1,413,750
VeriSign, Inc. 4.70%, 8/15/2037 (2)(b)	1,510,000	5,041,513

		8,217,097

IT Services - 0.3%
Euronet Worldwide, Inc. 1.50%, 10/1/2044 (2)(b)	1,300,000	1,599,000

Leisure Products - 0.7%
JAKKS Pacific, Inc. 4.88%, 6/1/2020 (2)(a)(b)	4,425,000	3,459,797

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Machinery - 0.9%
Meritor, Inc. 3.25%, 10/15/2037 (2)(a)(b)	$3,925,000	$4,084,453

Metals & Mining - 1.3%
Allegheny Technologies, Inc. 4.75%, 7/1/2022 (2)(b)	2,700,000	4,995,000
Cleveland-Cliffs, Inc. 1.50%, 1/15/2025 (2)(b)	850,000	930,750
Jaguar Mining, Inc. 10.00%, 6/1/2018 (3)(e)(h)	310,000	—

		5,925,750

Mortgage Real Estate Investment Trusts (REITs) - 1.2%
Apollo Commercial Real Estate Finance, Inc. 4.75%, 8/23/2022 (2)(b)	775,000	787,109
Blackstone Mortgage Trust, Inc. 4.38%, 5/5/2022 (2)(b)	1,250,000	1,267,969
New York Mortgage Trust, Inc.
6.25%, 1/15/2022 (2)(b)	1,350,000	1,375,313
Redwood Trust, Inc. 4.75%, 8/15/2023 (2)(b)	1,900,000	1,833,500
Resource Capital Corp. 4.50%, 8/15/2022 (2)(b)	600,000	567,000

		5,830,891

Oil, Gas & Consumable Fuels - 1.9%
Aegean Marine Petroleum Network, Inc. (Greece) 4.25%, 12/15/2021 (2)(a)(b)	375,000	260,859
Alpha Natural Resources, Inc. 4.88%, 12/15/2020 (3)(a)(h)	800,000	—
Amyris, Inc. 9.50%, 4/15/2019 (3)(b)(e)	6,461,000	4,522,700
Chesapeake Energy Corp. 5.50%, 9/15/2026 (2)(a)(b)	1,400,000	1,274,875
Emerald Oil, Inc. 2.00%, 4/1/2019 (3)(a)(b)(e)(h)	1,600,000	7,360
Gold Point Energy Corp. 4.50%, 5/1/2015 (3)(e)(h)	1,140,000	—
Ship Finance International Ltd. (Norway) 5.75%, 10/15/2021 (2)(b)	2,600,000	2,764,125

		8,829,919

Pharmaceuticals - 1.5%
Impax Laboratories, Inc. 2.00%, 6/15/2022 (2)(b)	4,575,000	4,437,750
Impax Laboratories, Inc. Escrow 2.00%, 6/15/2022 (3)(e)(h)	1,575,000	—
Innoviva, Inc. 2.13%, 1/15/2023 (2)(b)	1,700,000	1,680,875
2.50%, 8/15/2025 (2)(a)(b)	1,000,000	1,060,000

		7,178,625

Semiconductors & Semiconductor Equipment - 10.7%
GT Advanced Technologies, Inc. 3.00%, 10/1/2017 (3)(e)(h)	2,650,000	—
Inphi Corp. 1.13%, 12/1/2020 (2)(b)	900,000	1,042,312
Intel Corp. 3.25%, 8/1/2039 (2)(b)	14,450,000	32,097,063
Microchip Technology, Inc. 2.25%, 2/15/2037 (2)(a)(b)	1,851,000	2,174,925

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Semiconductors & Semiconductor Equipment - 10.7% (continued)
Novellus Systems, Inc. 2.63%, 5/15/2041 (2)(b)	$2,500,000	$13,756,250
SunEdison, Inc. 2.00%, 10/1/2018 (3)(b)(e)(h)	16,350,000	327,000
0.25%, 1/15/2020 (3)(a)(b)(e)(h)	575,000	11,500
2.75%, 1/1/2021 (3)(b)(e)(h)	4,400,000	88,000
Synaptics, Inc. 0.50%, 6/15/2022 (2)(a)(b)	925,000	853,313

		50,350,363

Software - 0.8%
BroadSoft, Inc. 1.00%, 9/1/2022 (2)(b)	1,050,000	1,555,312
PROS Holdings, Inc. 2.00%, 12/1/2019 (2)(b)	2,100,000	2,198,438

		3,753,750

Tobacco - 1.0%
Vector Group Ltd. 2.50%, 1/15/2019 (2)(b)(g)	3,125,000	4,947,266

Trading Companies & Distributors - 0.0% (d)
AM Castle & Co. 5.00%, 8/31/2022 (3)(a)(b)(e)(j)	91,101	82,446

TOTAL CONVERTIBLE BONDS (Cost $171,352,042)		163,833,003

LOAN PARTICIPATIONS - 1.2%

Oil, Gas & Consumable Fuels - 1.2%
Southcross Energy Partners LP (ICE LIBOR USD 3 Month + 4.25%), 5.94%, 8/4/2021 (3)(e)(k)	5,985,305	5,873,081

TOTAL LOAN PARTICIPATIONS (Cost $5,901,360)		5,873,081

	NO. OF RIGHTS

RIGHTS - 0.8%

Banks - 0.0% (d)
EFG International Finance Guernsey Ltd. (Switzerland) (3)*(e)	283,523	2,835

Biotechnology - 0.1%
Ambit Biosciences Corp., CVR (3)*(e)	146,272	170,799
Chelsea Therapeutics, Inc., CVR (Denmark) (3)*(e)	4,668,137	980
Durata Therapeutics, Inc., CVR (3)*(e)	261,441	—
Tobira Therapeutics, Inc., CVR (3)*(e)	11,880	83,657

		255,436

Capital Markets - 0.7%
Barington/Hilco Acquisition Corp. *(c)	487,260	77,962
Big Rock Partners Acquisition Corp., expiring 12/1/2022 (3)*(e)	200,000	74,000
Bison Capital Acquisition Corp., expiring 12/31/2049 (China) *	150,000	56,850

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF RIGHTS	VALUE
Capital Markets - 0.7% (continued)
Black Ridge Acquisition Corp., expiring 11/16/2020 *	210,000	$58,800
CM Seven Star Acquisition Corp., expiring 12/31/2019 (Hong Kong) *	250,000	80,000
Constellation Alpha Capital Corp., expiring 12/31/2049 (2)*	700,000	217,000
Draper Oakwood Technology Acquisition, Inc., expiring 9/30/2022 (3)*(e)	150,000	75,000
Forum Merger Corp., expiring 4/26/2018 *(c)	1,500,000	990,000
I-AM Capital Acquisition Co., expiring 5/22/2019 *	225,000	67,500
Jensyn Acquisition Corp., expiring 3/7/2021 (2)*	174,000	65,250
KBL Merger Corp. IV, expiring 3/6/2019 (2)*(c)	1,000,000	290,000
Modern Media Acquisition Corp., expiring 12/31/2022 *(c)	1,700,000	663,000
Origo Acquisition Corp. *(c)	315,500	156,172
Pensare Acquisition Corp., expiring 8/8/2022 *	1,000,000	440,000

		3,311,534

Closed-ended Funds - 0.0%
Dividend and Income Fund, expiring 1/26/2018 (3)*(e)	4,941	—

Electronic Equipment, Instruments & Components - 0.0%
Gerber Scientific, Inc., CVR (3)*(e)	879,944	—

Health Care Providers & Services - 0.0% (d)
Community Health Systems, Inc., CVR *(c)	7,762,436	55,113

Life Sciences Tools & Services - 0.0%
Furiex Pharmaceuticals LLC, CVR (3)*(e)	335,833	—

TOTAL RIGHTS (Cost $111,420)		3,624,918

	NO. OF WARRANTS
WARRANTS - 4.7%
Aerospace & Defense - 0.0% (d)
Ability, Inc., expiring 12/17/2018 (Israel) (2)*(c)	1,449,557	1,159
Tempus Applied Solutions Holdings, Inc., expiring 7/31/2020 *(c)	614,551	9,833

		10,992

Banks - 0.0% (d)
Valley National Bancorp, expiring 11/14/2018 *	48,657	5,474

Biotechnology - 0.0% (d)
Riot Blockchain, Inc., expiring 5/30/2018 (3)*(e)	24,000	24

INVESTMENTS	NO. OF WARRANTS	VALUE
Capital Markets - 2.7%
Acasta Enterprises, Inc., expiring 1/3/2022 (Canada) (3)*(e)	579,085	$253,379
Alignvest Acquisition II Corp., expiring 7/4/2022 (Canada) *	175,000	97,454
Avista Healthcare Public Acquisition Corp., expiring 12/2/2021 *	1,000,000	280,100
Barington/Hilco Acquisition Corp., expiring 2/11/2018 *(c)	487,260	34,108
Big Rock Partners Acquisition Corp., expiring 12/1/2022 (2)*	100,000	40,000
Bison Capital Acquisition Corp., expiring 7/18/2022 (China) *	75,000	27,000
Black Ridge Acquisition Corp., expiring 10/25/2022 *	210,000	69,300
Capitol Investment Corp. IV, expiring 1/1/2025 (2)*	166,667	183,334
CM Seven Star Acquisition Corp., expiring 11/6/2018 *	125,000	36,250
Constellation Alpha Capital Corp., expiring 8/9/2022 (2)*	700,000	154,000
Draper Oakwood Technology Acquisition, Inc., expiring 9/30/2024 (2)*	75,000	50,250
Easterly Acquisition Corp., expiring 7/29/2020 *	573,250	341,141
Electrum Special Acquisition Corp., expiring 6/11/2021 *	990,000	400,950
Federal Street Acquisition Corp., expiring 7/24/2022 *	375,000	431,250
FinTech Acquisition Corp. II, expiring 3/13/2022 *(c)	700,000	966,000
Forum Merger Corp., expiring 5/2/2022 *(c)	750,000	480,000
Global Partner Acquisition Corp., expiring 8/13/2020 *	768,000	829,440
Gores Holdings II, Inc., expiring 3/6/2022 *	133,333	267,999
Hennessy Capital Acquisition Corp. III, expiring 6/15/2024 *	375,000	317,175
Hunter Maritime Acquisition Corp., expiring 10/11/2021 *(c)	470,000	141,470
I-AM Capital Acquisition Co., expiring 10/9/2022 *	225,000	74,250
Industrea Acquisition Corp., expiring 8/1/2024 *	500,000	210,450
Jensyn Acquisition Corp., expiring 4/26/2021 (2)*	174,000	39,150
Kayne Anderson Acquisition Corp., expiring 6/30/2022 (2)*	250,000	212,500
KBL Merger Corp. IV, expiring 7/1/2023 (2)*(c)	1,000,000	197,000
Landcadia Holdings, Inc., expiring 6/1/2023 *(c)	500,000	350,000
M I Acquisitions, Inc., expiring 11/14/2020 (2)*(c)	250,000	87,500
M III Acquisition Corp., expiring 8/29/2021 *	808,712	638,883

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF WARRANTS	VALUE

Capital Markets - 2.7% (continued)
Matlin and Partners Acquisition Corp., expiring 5/28/2021 *(c)	2,500,000	$1,050,000
Modern Media Acquisition Corp., expiring 6/7/2022 *(c)	850,000	433,500
National Energy Services Reunited Corp., expiring 6/5/2022 *	1,720,800	1,428,264
Origo Acquisition Corp., expiring 12/17/2021 *(c)	300,000	149,040
Osprey Energy Acquisition Corp., expiring 8/15/2022 *	500,000	350,000
Pensare Acquisition Corp., expiring 8/8/2022 *	500,000	275,000
Saban Capital Acquisition Corp., expiring 9/21/2021 (2)*	42,000	51,660
Silver Run Acquisition Corp. II, expiring 4/27/2022 *	308,333	456,333
Social Capital Hedosophia Holdings Corp., expiring 9/25/2022 *	83,334	145,835
Stellar Acquisition III, Inc., expiring 3/22/2022 *(c)	600,000	186,060
TPG Pace Energy Holdings Corp., expiring 6/21/2022 (2)*	166,667	225,000
TPG Pace Holdings Corp., expiring 8/18/2022 *	66,666	103,332
Vantage Energy Acquisition Corp., expiring 4/12/2024 (3)*(e)	500,000	600,000

		12,664,357

Commercial Services & Supplies - 0.2%
Estre Ambiental, Inc., expiring 12/22/2022 *	1,323,740	953,093

Construction & Engineering - 0.2%
Limbach Holdings, Inc., expiring 7/20/2021 *(c)	336,504	723,484

Consumer Finance - 0.0% (d)
China Lending Corp., expiring 7/6/2021 (China) (2)*	142,386	5,724

Distributors - 0.0% (d)
KBS Fashion Group Ltd., expiring 1/22/2018 (3)*(e)	50,869	127

Diversified Consumer Services - 0.0% (d)
Education Management Corp., expiring 1/5/2022 (3)*(c)(e)	16,528,497	16

Energy Equipment & Services - 0.0% (d)
Glori Energy, Inc., expiring 7/25/2019 (3)*(e)	287,100	287

Equity Real Estate Investment Trusts (REITs) - 0.3%
Williams Scotsman Corp., expiring 10/16/2020 *	950,067	1,368,096

INVESTMENTS	NO. OF WARRANTS	VALUE
Hotels, Restaurants & Leisure - 0.2%
Inspired Entertainment, Inc., expiring 12/23/2021 *(c)	1,273,972	$840,821

Insurance - 0.1%
FGL Holdings, expiring 12/1/2022 *	300,000	465,000

Internet & Direct Marketing Retail - 0.1%
LXRandCo, Inc., expiring 6/9/2022 (Canada) (2)*	1,274,000	334,463

IT Services - 0.2%
Exela Technologies, Inc., expiring 1/1/2023 *	1,860,708	1,097,818

Machinery - 0.2%
Blue Bird Corp., expiring 2/24/2020 (2)*	182,684	794,675
Jason Industries, Inc., expiring 6/30/2019 *(c)	1,933,070	44,461

		839,136

Media - 0.0% (d)
Global Eagle Entertainment, Inc., expiring 1/31/2018 (3)*(e)	367,857	1,471
Kew Media Group, Inc., expiring 3/20/2022 (Canada) (2)*	150,000	167,065

		168,536

Oil, Gas & Consumable Fuels - 0.2%
NextDecade Corp., expiring 7/24/2022 *	1,095,541	657,325
Rosehill Resources, Inc., expiring 9/16/2022 *(c)	489,600	484,704

		1,142,029

Road & Rail - 0.2%
Daseke, Inc., expiring 2/27/2022 *	378,003	771,126

Semiconductors & Semiconductor Equipment - 0.0%
GT Advanced Technologies, Inc., expiring 3/17/2019 (3)*(e)	2,101	—

Software - 0.1%
Rimini Street, Inc., expiring 5/26/2022 *	943,380	367,918
RMG Networks Holding Corp., expiring 4/8/2018 *(c)	631,210	253

		368,171

Technology Hardware, Storage & Peripherals - 0.0% (d)
Borqs Technologies, Inc., expiring 8/21/2022 (China) *	373,500	65,362

Transportation Infrastructure - 0.0% (d)
Pingtan Marine Enterprise Ltd., expiring 2/26/2018 (3)*(e)	395,000	4,740

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF WARRANTS	VALUE
Wireless Telecommunication Services - 0.0% (d)
Trilogy International Partners, Inc., expiring 2/7/2022 (Canada) *	445,000	$219,491

TOTAL WARRANTS (Cost $1,666,060)		22,048,367

	NO. OF UNITS
SECURITIES IN LITIGATION - 0.1%

Health Care Equipment & Supplies - 0.1%
DEMC, Ltd., Class A-1 (3)*(e)	12,969	—
DEMC, Ltd., Class A-2 (3)*(e)	242,268,204	256,805
DEMC, Ltd., Class B-1 (3)*(e)	10,488	—
DEMC, Ltd., Class B-2 (3)*(e)	513,897,326	514

		257,319

Software - 0.0% (d)
TimeGate Studios, Inc. (3)*(e)(h)	3,591,250	201,735

TOTAL SECURITIES IN LITIGATION (Cost $3,960,093)		459,054

	SHARES
SHORT-TERM INVESTMENTS - 37.9%
INVESTMENT COMPANIES - 24.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (2)(m)	5,903,486	5,903,486
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (2)(m)	23,613,945	23,613,945
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (2)(m)(n)	235,721	235,721
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (2)(m)(n)	26,921,892	26,921,892
Limited Purpose Cash Investment Fund, 1.17% (2)(m)	28,269,380	28,266,553
UBS Select Treasury Preferred Fund, Class I, 1.16% (2)(m)	29,517,431	29,517,431

TOTAL INVESTMENT COMPANIES (Cost $114,459,028)		114,459,028

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 13.7%
U.S. Treasury Bills
1.10%, 1/18/2018 (2)(o)	$36,941,000	36,920,662
1.14%, 1/25/2018 (2)(o)	5,789,000	5,784,451
1.12%, 3/8/2018 (2)(b)(o)	21,874,000	21,822,903

TOTAL U.S. TREASURY OBLIGATIONS (Cost $64,535,813)		64,528,016

TOTAL SHORT-TERM INVESTMENTS (Cost $178,994,841)		178,987,044

TOTAL LONG POSITIONS (Cost $611,996,015)		625,491,986

INVESTMENTS	SHARES	VALUE
SHORT POSITIONS - (33.7)%
COMMON STOCKS - (30.6)%

Air Freight & Logistics - (0.2)%
Atlas Air Worldwide Holdings, Inc. *	(15,156)	$(888,900)

Automobiles - (0.1)%
Tesla, Inc. *	(1,977)	(615,539)

Banks - 0.0% (d)
Valley National Bancorp	(7,070)	(79,325)

Biotechnology - (0.3)%
AMAG Pharmaceuticals, Inc. *	(33,879)	(448,897)
PDL BioPharma, Inc. *	(339,672)	(930,701)

		(1,379,598)

Capital Markets - (0.8)%
GAIN Capital Holdings, Inc.	(157,013)	(1,570,130)
Hercules Capital, Inc.	(13,162)	(172,685)
Penson Worldwide, Inc. (3)*(e)	(217,523)	—
Prospect Capital Corp.	(18,944)	(127,683)
TPG Specialty Lending, Inc.	(24,923)	(493,475)
Virtus Investment Partners, Inc.	(12,092)	(1,391,185)

		(3,755,158)

Construction & Engineering - (0.2)%
Tutor Perini Corp. *	(38,521)	(976,507)

Consumer Finance - (0.6)%
Encore Capital Group, Inc. *	(34,242)	(1,441,588)
EZCORP, Inc., Class A *	(90,205)	(1,100,501)
PRA Group, Inc. *	(10,900)	(361,880)

		(2,903,969)

Diversified Financial Services - (0.1)%
Element Fleet Management Corp. (Canada)	(47,760)	(360,955)

Electronic Equipment, Instruments & Components - (2.6)%
Knowles Corp. *	(58,413)	(856,334)
Vishay Intertechnology, Inc.	(551,765)	(11,449,124)

		(12,305,458)

Energy Equipment & Services - (0.2)%
Ensco plc, Class A	(5,769)	(34,095)
SEACOR Holdings, Inc. *	(5,782)	(267,244)
Weatherford International plc *	(150,218)	(626,409)

		(927,748)

Equity Real Estate Investment Trusts (REITs) - (0.6)%
iStar, Inc. *	(18,132)	(204,892)
Spirit Realty Capital, Inc.	(18,790)	(161,218)
Welltower, Inc.	(34,616)	(2,207,462)

		(2,573,572)

Food Products - (0.4)%
Bunge Ltd.	(30,839)	(2,068,680)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Health Care Equipment & Supplies - (0.6)%
Becton Dickinson and Co.	(3,876)	$(829,697)
China Medical Technologies, Inc., ADR (China) (3)*(e)	(40,234)	—
Invacare Corp.	(128,832)	(2,170,819)

		(3,000,516)

Health Care Providers & Services - (0.8)%
Anthem, Inc.	(17,024)	(3,830,570)

Independent Power and Renewable Electricity Producers - (0.2)%
NRG Yield, Inc., Class A	(34,742)	(654,887)

Insurance - 0.0% (d)
HCI Group, Inc.	(2,886)	(86,291)

Internet Software & Services - (8.0)%
Alibaba Group Holding Ltd., ADR (China) *	(169,133)	(29,163,603)
Pandora Media, Inc. *	(15,796)	(76,137)
Quotient Technology, Inc. *	(49,280)	(579,040)
VeriSign, Inc. *	(43,936)	(5,028,036)
Weibo Corp., ADR (China) *	(26,394)	(2,730,723)

		(37,577,539)

IT Services - (0.2)%
Euronet Worldwide, Inc. *	(12,593)	(1,061,212)

Leisure Products - 0.0% (d)
JAKKS Pacific, Inc. *	(50,506)	(118,689)

Machinery - (0.4)%
Blue Bird Corp. *	(20,901)	(415,930)
Meritor, Inc. *	(59,970)	(1,406,896)
Rexnord Corp. *	(8,651)	(225,099)

		(2,047,925)

Media - (0.2)%
News Corp., Class B	(39,972)	(663,535)

Metals & Mining - (0.9)%
Allegheny Technologies, Inc. *	(169,100)	(4,082,074)

Mortgage Real Estate Investment Trusts (REITs) - (0.3)%
Apollo Commercial Real Estate Finance, Inc.	(11,678)	(215,459)
Blackstone Mortgage Trust, Inc., Class A	(10,121)	(325,694)
New York Mortgage Trust, Inc.	(57,799)	(356,620)
Redwood Trust, Inc.	(23,765)	(352,197)
Resource Capital Corp.	(24,413)	(228,750)

		(1,478,720)

Oil, Gas & Consumable Fuels - (0.3)%
Aegean Marine Petroleum Network, Inc. (Greece)	(7,528)	(32,370)
Chesapeake Energy Corp. *	(89,052)	(352,646)
Dorian LPG Ltd. *	(1)	(8)
Ship Finance International Ltd. (Norway)	(76,156)	(1,180,418)

		(1,565,442)

INVESTMENTS	SHARES	VALUE
Pharmaceuticals - (1.0)%
Allergan plc	(20,052)	$(3,280,106)
Innoviva, Inc. *	(101,081)	(1,434,340)

		(4,714,446)

Semiconductors & Semiconductor Equipment - (10.1)%
Inphi Corp. *	(14,790)	(541,314)
Intel Corp.	(670,935)	(30,970,360)
Lam Research Corp.	(74,747)	(13,758,680)
Microchip Technology, Inc.	(25,618)	(2,251,310)
Synaptics, Inc. *	(6,207)	(247,907)

		(47,769,571)

Software - (0.4)%
BroadSoft, Inc. *	(22,744)	(1,248,646)
PROS Holdings, Inc. *	(29,212)	(772,657)

		(2,021,303)

Technology Hardware, Storage & Peripherals - (0.1)%
NCR Corp. *	(17,354)	(589,863)

Tobacco - (1.0)%
Vector Group Ltd.	(202,531)	(4,532,644)

TOTAL COMMON STOCKS (Proceeds $(113,983,844))		(144,630,636)

EXCHANGE TRADED FUNDS - (0.1)%
iShares MSCI Brazil Fund (Proceeds $(232,929))	(6,000)	(242,700)

	PRINCIPAL AMOUNT
CONVERTIBLE BONDS - (3.0)%

Biotechnology - (0.2)%
Neurocrine Biosciences, Inc. 2.25%, 5/15/2024 (2)(a)	$(725,000)	(925,734)

Health Care Providers & Services - (0.2)%
Teladoc, Inc. 3.00%, 12/15/2022 (2)(a)	(900,000)	(1,011,938)

Internet & Direct Marketing Retail - (0.4)%
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (2)(a)	(950,000)	(950,000)
Priceline Group, Inc. (The) 0.90%, 9/15/2021 (2)	(900,000)	(1,052,438)

		(2,002,438)

IT Services - (0.6)%
Blackhawk Network Holdings, Inc. 1.50%, 1/15/2022 (2)	(775,000)	(788,078)
Square, Inc. 0.38%, 3/1/2022 (2)(a)	(1,250,000)	(2,038,281)

		(2,826,359)

Software - (1.5)%
Nice Systems, Inc. (Israel) 1.25%, 1/15/2024 (2)(a)	(1,125,000)	(1,385,859)
Proofpoint, Inc. 0.75%, 6/15/2020 (2)	(2,375,000)	(2,971,719)
RealPage, Inc. 1.50%, 11/15/2022 (2)(a)	(1,800,000)	(2,227,500)
ServiceNow, Inc. 0.00%, 6/1/2022 (2)(a)	(450,000)	(514,969)

		(7,100,047)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Transportation Infrastructure - (0.1)%
Macquarie Infrastructure Corp. 2.88%, 7/15/2019 (2)	$(400,000)	$(412,250)

TOTAL CONVERTIBLE BONDS (Proceeds $(12,982,700))		(14,278,766)

TOTAL SHORT POSITIONS (Proceeds $(127,199,473))		(159,152,102)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 98.8% (Cost $484,796,542)		466,339,884

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2% (p)		5,821,971

NET ASSETS - 100.0%		$472,161,855

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$15,850,813	3.4%
Consumer Staples	11,277,186	2.4
Energy	20,752,518	4.4
Financials	197,465,005	41.8
Health Care	12,297,736	2.6
Industrials	13,305,436	2.8
Information Technology	(12,937,867)	(2.7)
Materials	11,260,117	2.4
Real Estate	11,717,474	2.4
Telecommunication Services	1,941,106	0.4
Utilities	4,423,316	1.0
Short-Term Investments	178,987,044	37.9

Total Investments In Securities At Value	466,339,884	98.8
Other Assets in Excess of Liabilities (p)	5,821,971	1.2

Net Assets	$472,161,855	100.0%

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $40,188,089, which represents approximately 8.51% of net assets of the fund.
(b)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $215,970,164. In addition, $4,062,867 of cash collateral was pledged.
(c)	As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2017, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	INTEREST INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates:

Education Management Corp. (Common Stock)	18,525,063	—	(9,909,835)	8,615,228	$30,153	$ —	$ —	$(386,773)	$414,495
FinTech Acquisition Corp. II (Common Stock)*	—	1,800,000	(1,650,000)	150,000	—	—	—	(406,123)	—
Forum Merger Corp. (Common Stock)	—	1,500,000	(816,400)	683,600	6,822,328	—	—	(237,437)	(13,672)
KBL Merger Corp. IV (Common Stock)	—	1,000,000	(100,000)	900,000	8,748,000	—	—	(35,002)	(252,000)
M I Acquisitions, Inc. (Common Stock)*	250,000	—	(50,000)	200,000	—	—	—	8,488	(40,000)
Matlin and Partners Acquisition Corp. (Common Stock)	—	2,500,000	(2,100,000)	400,000	3,904,000	—	—	(725,946)	(96,000)
Modern Media Acquisition Corp. (Common Stock)	—	1,700,000	(1,075,000)	625,000	6,137,500	—	—	(291,410)	(112,500)
Stellar Acquisition III, Inc. (Common Stock)	600,000	—	(400,000)	200,000	2,042,000	—	—	39,075	(138,000)
Barington/Hilco Acquisition Corp. (Rights)	487,260	—	—	487,260	77,962	—	—	—	(43,804)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	INTEREST INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Affiliates: (continued)
Community Health Systems, Inc., CVR (Rights)	7,762,436	—	—	7,762,436	$ 55,113	$ —	$ —	$ —	$(56,307)
Forum Merger Corp. (Rights)	—	1,500,000	—	1,500,000	990,000	—	—	—	990,000
KBL Merger Corp. IV (Rights)	—	1,000,000	—	1,000,000	290,000	—	—	—	290,000
Modern Media Acquisition Corp. (Rights)	—	1,700,000	—	1,700,000	663,000	—	—	—	663,000
Origo Acquisition Corp. (Rights)	325,500	—	(10,000)	315,500	156,172	—	—	3,496	42,248
Ability, Inc. (Warrants)	1,449,557	—	—	1,449,557	1,159	—	—	—	(45,226)
Barington/Hilco Acquisition Corp. (Warrants)	487,260	—	—	487,260	34,108	—	—	—	(28,261)
Education Management Corp. (Warrants)	16,528,497	—	—	16,528,497	16	—	—	—	(149)
FinTech Acquisition Corp. II (Warrants)*	—	900,000	(200,000)	700,000	—	—	—	248,082	—
Forum Merger Corp. (Warrants)	—	750,000	—	750,000	480,000	—	—	—	480,000
Hunter Maritime Acquisition Corp. (Warrants)*	—	475,000	(5,000)	470,000	—	—	—	5,493	—
Inspired Entertainment, Inc. (Warrants)*	1,533,043	—	(259,071)	1,273,972	—	—	—	255,554	(797,182)
Jason Industries, Inc. (Warrants)	1,933,070	—	—	1,933,070	44,461	—	—	—	44,461
KBL Merger Corp. IV (Warrants)	—	1,000,000	—	1,000,000	197,000	—	—	—	197,000
Landcadia Holdings, Inc. (Warrants)*	500,000	—	—	500,000	—	—	—	—	(330,000)
Limbach Holdings, Inc. (Warrants)*	336,504	—	—	336,504	—	—	—	—	—
M I Acquisitions, Inc. (Warrants)*	—	250,000	—	250,000	—	—	—	—	—
Matlin and Partners Acquisition Corp. (Warrants)	—	2,500,000	—	2,500,000	1,050,000	—	—	—	1,050,000
Modern Media Acquisition Corp. (Warrants)	—	850,000	—	850,000	433,500	—	—	—	433,500
Origo Acquisition Corp. (Warrants)	325,500	—	(25,500)	300,000	149,040	—	—	7,650	60,829
RMG Networks Holding Corp. (Warrants)	631,210	—	—	631,210	253	—	—	—	252
Rosehill Resources, Inc. (Warrants)	500,000	—	(10,400)	489,600	484,704	—	—	17,332	484,704
Stellar Acquisition III, Inc. (Warrants)	—	600,000	—	600,000	186,060	—	—	—	186,060
Tempus Applied Solutions Holdings, Inc. (Warrants)*	614,551	—	—	614,551	—	—	—	—	(676)

Total					$32,976,529	$—	$—	$(1,497,521)	$3,382,772

*	No longer affiliated as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

(d)	Represents less than 0.05% of net assets.
(e)	Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $20,720,921, which represents approximately 4.39% of net assets of the fund.
(f)	Perpetual security. The rate reflected was the rate in effect on December 31, 2017. The maturity date reflects the next call date.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note to Financial Statements for further information. The interest rate shown was the current rate as of December 31, 2017.
(h)	Defaulted security.
(i)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2017, the value of these securities amounted to $223,171 or 0.05% of net assets.
(j)	Payment in-kind security.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency. The interest rate shown was the current rate as of December 31, 2017.
(m)	Represents 7-day effective yield as of December 31, 2017.
(n)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(o)	The rate shown was the effective yield at the date of purchase.
(p)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

ADR - American Depositary Receipt

CVR - Contingent Value Rights

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

Credit default swap contracts outstanding — buy protection as of December 31, 2017:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE PAID	FREQUENCY OF PAYMENTS MADE/ RECEIVED	MATURITY DATE	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Markit CDX North America High Yield Index Series 29.V1	5.00%	Quarterly	12/20/2022	3.07%	USD 13,150,000	$(943,287)	$(164,088)	$(1,107,375)
Markit CDX North America Investment Grade Index Series 29.V1	1.00	Quarterly	12/20/2022	0.49	USD 725,000	(13,965)	(3,512)	(17,477)

						$(957,252)	$(167,600)	$(1,124,852)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
EURO STOXX 50 Index	(41)	3/2018	EUR	$(1,718,341)	$39,800
NASDAQ 100 E-Mini Index	(17)	3/2018	USD	(2,178,975)	122
S&P 500 E-Mini Index	(432)	3/2018	USD	(57,801,600)	(370,884)
S&P/TSX 60 Index	(2)	3/2018	CAD	(304,662)	(935)
U.S. Treasury 10 Year Note	(29)	3/2018	USD	(3,597,359)	19,316
U.S. Treasury 2 Year Note	(210)	3/2018	USD	(44,962,969)	86,632
U.S. Treasury 5 Year Note	(103)	3/2018	USD	(11,964,899)	53,747

					$(172,202)

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CAD	40,000	USD	31,075	CITI	3/21/2018	$780

Total unrealized appreciation						780

BRL	760,000	USD	228,682	CITI**	3/21/2018	(1,500)
USD	3,258,263	CAD	4,176,000	CITI	3/21/2018	(67,306)
USD	1,969,580	CAD	2,513,992	JPMC	3/21/2018	(32,445)
USD	508,755	EUR	430,000	CITI	3/21/2018	(9,589)

Total unrealized depreciation						(110,840)

Net unrealized depreciation						$(110,060)

** Non-deliverable forward.

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps Outstanding at December 31, 2017

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (0.04%), which is denominated in USD based on the local currencies of the positions within the swap.	25 months maturity 12/26/2019	$257,755	$5,157	$24,658	$29,815

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the JPY/USD 1 Week Forward Swap Rate plus or minus a specified spread (-0.04%), which is denominated in JPY based on the local currencies of the positions within the swap.	49 months maturity 10/22/2018	$1,963,879	$(183,665)	$(199,843)	$(383,508)

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (0.04%), which is denominated in GBP based on the local currencies of the positions within the swap.	97 months maturity 08/19/2022	$409,983	$(386)	$(398)	$(784)

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EUR/USD 1 Week Forward Swap Rate plus or minus a specified spread (0.04%), which is denominated in EUR based on the local currencies of the positions within the swap.	61 months maturity ranging from 03/30/2022 – 12/21/2022	$2,445,484	$(174,177)	$22,274	$(151,903)

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Singapore Interbank Offered Rate (“SIBOR”) plus or minus a specified spread (0.04%), which is denominated in SGD based on the local currencies of the positions within the swap.	61 months maturity 07/20/2022	$438,955	$7,286	$(663)	$6,623

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Canadian Dollar Offered Rate (“CDOR”) plus or minus a specified spread (0.04%), which is denominated in CAD based on the local currencies of the positions within the swap.	86 months maturity 09/30/2021	$609,352	$7,570	$2,162	$9,732

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HKD/USD 1 Month Forward FX Swap Rate plus or minus a specified spread (0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	61 months maturity 07/13/2022	$746,458	$34,074	$(1,024)	$33,050

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Copenhagen Interbank Offered Rate plus or minus a specified spread (0.03%), which is denominated in DKK based on the local currencies of the positions within the swap.	51 months maturity 11/19/2021	$2,363,366	$36	$232	$268

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Hong Kong Overnight Index Average (“HONIX”) plus or minus a specified spread (-0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	51 months maturity 11/19/2021	$1,764,946	$(68,245)	$(108)	$(68,353)

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Rand Overnight Deposit Rate plus or minus a specified spread (0.06%), which is denominated in ZAR based on the local currencies of the positions within the swap.	51 months maturity 11/22/2021	$1,338,722	$(46,577)	$(11,476)	$(58,053)

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	13 months maturity ranging from 06/11/2018 – 11/26/2018	$2,607,534	$233,604	$11,634	$245,238

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (-0.35% to 0.40%), which is denominated in EUR based on the local currencies of the positions within the swap.	25 months maturity ranging from 11/26/2018 – 01/27/2020	$12,216,697	$164,428	$(3,004)	$161,424

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Convertible Bond
Germany
Bayer Capital Corp. BV 5.63%, 11/22/2019	$5,000,000	$6,910,284	$62,980	0.0%

	SHARES
Short Positions

Common Stock
Germany
Bayer AG (Registered)	(42,703)	(5,306,413)	101,448	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Overnight Bank Funding Rate (“OBFR”) plus or minus a specified spread (-0.03% to 0.04%), which is denominated in USD based on the local currencies of the positions within the swap.	86 months maturity 09/30/2021	$9,863,927	$128,342	$754,510	$882,852

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
France
Advanced Accelerator Applications SA, ADR	4,837	$394,796	$2,562	0.0%

United States
Avista Corp.	1,200	61,788	301	0.0
Axalta Coating Systems Ltd.	806	26,082	(4,091)	(0.0)
Calgon Carbon Corp.	8,522	181,519	(854)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

United States (continued)
Chicago Bridge & Iron Co. NV	68,748	$1,109,593	$3,726	0.0%
General Cable Corp.	42,944	1,271,142	(7,451)	(0.0)
Genworth Financial, Inc.	28,751	89,416	(9,602)	(0.0)
Ignyta, Inc.	1,851	49,422	(81)	(0.0)
Kindred Healthcare, Inc.	25,289	245,303	16,817	0.0
MoneyGram International, Inc.	1,591	20,969	(1,752)	(0.0)
Monsanto Co.	3,724	434,889	37,240	0.0
NxStage Medical, Inc.	3,337	80,856	(11,593)	(0.0)
Orbital ATK, Inc.	3,368	442,892	(2,799)	(0.0)
Regal Entertainment Group	51,165	1,177,307	15,612	0.0
Safeway, Inc., Casa Ley CVR (a)	351,185	204,038	204,039	0.0
Silver Spring Networks, Inc.	1,986	32,253	316	0.0
Straight Path Communications, Inc.	395	71,807	(58)	(0.0)
Sucampo Pharmaceuticals, Inc.	870	15,616	43	0.0
Westar Energy, Inc.	34,903	1,842,878	(96,681)	(0.0)
WGL Holdings, Inc.	3,702	317,780	3,802	0.0
Xcerra Corp.	34,746	340,163	(2,321)	(0.0)

Rights
United States
Durata Therapeutics, Inc., CVR (a)	89,246	—	(66,934)	(0.0)
Dyax Corp., CVR (a)	50,988	74,358	54,473	0.0
Media General, Inc., CVR (a)	55,436	940	940	0.0

Short Positions

Common Stock
United States
Great Plains Energy, Inc.	(8,058)	(259,790)	(19,823)	(0.0)
McDermott International, Inc.	(169,959)	(1,118,330)	12,511	0.0

(a)	Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR or Euro Overnight Index Average (“EONIA”) plus or minus a specified spread (-0.04% to 0.03%), which is denominated in EUR based on the local currencies of the positions within the swap.	48-57 months maturity 11/19/2021	$17,494,832	$222,491	$(906)	$221,585

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Germany
Linde AG	5,998	$1,406,314	$278,741	0.1%

Italy
Luxottica Group SpA	100,220	6,150,278	(77,696)	(0.0)

Netherlands
Gemalto NV	12,107	716,978	(1,869)	(0.0)
Refresco Group NV	37,309	886,292	17,067	0.0

Short Positions

Common Stock
France
Essilor International Cie Generale d’Optique SA	(46,210)	(6,365,038)	(27,924)	(0.0)
Unibail-Rodamco SE	(7,828)	(1,969,932)	34,172	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or Australian Overnight Indexed Swap Rate (“AOISR”) plus or minus a specified spread (-0.04% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	48-57 months maturity 11/19/2021	$5,013,441	$16,188	$(26,628)	$(10,440)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Australia
Aconex Ltd.	251,145	$1,498,445	$2,646	0.0%
Mantra Group Ltd.	121,411	368,932	(696)	(0.0)
Westfield Corp.	425,803	3,145,912	14,265	0.0

Short Positions

Common Stock
Australia
Tabcorp Holdings Ltd.	(35)	(152)	(27)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Tomorrow/Next Overnight Indexed Swaps plus or minus a specified spread (-0.04%), which is denominated in CHF based on the local currencies of the positions within the swap.	55 months maturity 11/19/2021	$4,953,149	$(1,064,662)	$(273,482)	$(1,338,144)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
Switzerland
Clariant AG (Registered)	(177,263)	$(4,953,149)	$(1,064,662)	(0.2)%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or Sterling Overnight Index Average (“SONIA”) plus or minus a specified spread (-0.03% to 0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	53-57 months maturity 11/19/2021	$15,485,670	$445,478	$(7,968)	$437,510

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
United Kingdom
Booker Group plc	1,484,110	$4,585,696	$590,023	0.1%
Sky plc	417,607	5,699,201	160,268	0.0
Worldpay Group plc	276,359	1,585,911	87,622	0.0

Short Positions

Common Stock
United Kingdom
Tesco plc	(1,277,730)	(3,614,862)	(392,435)	(0.1)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or Federal Funds Floating Rate plus or minus a specified spread (-0.11% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	48-57 months maturity ranging from 11/19/2021 – 11/22/2021	$119,177,877	$(255,772)	$67,345	$(188,427)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Canada
Potash Corp. of Saskatchewan, Inc.	79,045	$1,632,279	$98,994	0.0%

France
Advanced Accelerator Applications SA, ADR	38,096	3,109,396	36,739	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
United States
Aetna, Inc.	7,563	$1,364,290	$(11,465)	(0.0	) %
Akorn, Inc.	45,708	1,473,169	(42,690)	(0.0)
Avista Corp.	88,738	4,569,120	(53,216)	(0.0)
Bazaarvoice, Inc.	200,000	1,090,000	3,145	0.0
Bonanza Creek Energy, Inc.	89,175	2,460,338	(345,537)	(0.1)
BroadSoft, Inc.	42,744	2,346,646	4,808	0.0
Buffalo Wild Wings, Inc.	11,669	1,824,448	52,291	0.0
CalAtlantic Group, Inc.	57,908	3,265,432	319,653	0.1
Calgon Carbon Corp.	60,885	1,296,850	(1,116)	(0.0)
Calpine Corp.	202,586	3,065,126	73,057	0.0
Cavium, Inc.	31,148	2,611,137	1,080	0.0
Deltic Timber Corp.	8,149	746,041	(17,374)	(0.0)
Dynegy, Inc.	221,507	2,624,858	(71,408)	(0.0)
Entellus Medical, Inc.	30,595	746,212	18,357	0.0
General Cable Corp.	33,662	996,395	8,831	0.0
HSN, Inc.	31,809	1,283,493	27,791	0.0
Huntsman Corp.	75,265	2,505,572	553,879	0.1
Ignyta, Inc.	37,800	1,009,260	(3,850)	(0.0)
IXYS Corp.	43,394	1,039,286	48,146	0.0
Monsanto Co.	21,281	2,485,195	85,550	0.0
NxStage Medical, Inc.	103,591	2,510,010	(539,100)	(0.1)
Orbital ATK, Inc.	34,030	4,474,945	(28,268)	(0.0)
Regal Entertainment Group	81,891	1,884,312	67,112	0.0
Rockwell Collins, Inc.	42,783	5,802,230	195,459	0.0
Scripps Networks Interactive, Inc.	55,639	4,750,458	(118,468)	(0.0)
Silver Spring Networks, Inc.	223,008	3,621,650	28,278	0.0
Straight Path Communications, Inc.	14,056	2,555,240	1,289,837	0.3
Sucampo Pharmaceuticals, Inc.	74,632	1,339,644	4,848	0.0
Time Warner, Inc.	82,721	7,566,490	(262,370)	(0.1)
Time, Inc.	97,126	1,791,975	1,457	0.0
Twenty-First Century Fox, Inc.	34,101	1,177,508	173	0.0
Westar Energy, Inc.	35,492	1,873,978	(72,125)	(0.0)
WGL Holdings, Inc.	45,849	3,935,678	85,435	0.0
Xcerra Corp.	191,793	1,877,653	4,508	0.0

Short Positions

Common Stock
Canada
Agrium, Inc.	(14,177)	(1,630,355)	(92,568)	(0.0)

United States
AT&T, Inc.	(72,627)	(2,823,738)	(416,668)	(0.1)
Discovery Communications, Inc.	(46,473)	(983,833)	(11,640)	(0.0)
Great Plains Energy, Inc.	(109,593)	(3,533,278)	(154,619)	(0.0)
Lennar Corp.	(50,600)	(3,199,944)	(306,693)	(0.1)
Liberty Interactive Corp. QVC Group	(52,507)	(1,282,221)	(25,089)	(0.0)
Marvell Technology Group Ltd.	(67,769)	(1,455,000)	5,597	0.0
Potlatch Corp.	(14,677)	(732,382)	45,526	0.0
Praxair, Inc.	(9,260)	(1,432,337)	(334,088)	(0.1)
SandRidge Energy, Inc.	(34,056)	(717,560)	(164,456)	(0.0)
United Technologies Corp.	(10,992)	(1,402,249)	(158,547)	(0.0)
Vantiv, Inc.	(22,447)	(1,650,977)	(93,525)	(0.0)
Vistra Energy Corp.	(144,473)	(2,646,745)	105,507	0.0
Walt Disney Co. (The)	(9,360)	(1,006,294)	23,797	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the CDOR or Canadian Overnight Repurchase Rate Average plus or minus a specified spread (-0.03% to 0.03%), which is denominated in CAD based on the local currencies of the positions within the swap.	50-51 months maturity 11/19/2021	$6,197,039	$42,811	$11,060	$53,871

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Canada
Aecon Group, Inc.	135,312	$2,146,477	$53,933	0.0%
Jean Coutu Group PJC, Inc. (The)	175,024	3,400,228	(29,896)	(0.0)

Short Positions

Common Stock
Canada
Alamos Gold, Inc.	(864)	(5,629)	(123)	(0.0)
Metro, Inc.	(20,134)	(644,705)	18,897	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or Federal Funds Floating Rate plus or minus a specified spread (-1.05% to 0.40%), which is denominated in USD based on the local currencies of the positions within the swap.	05-61 months maturity ranging from 04/17/2018 – 04/15/2022	$32,352,816	$5,869,332	$3,963,257	$9,832,589

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Closed-End Fund
United States
Altaba, Inc.	306,146	$21,384,298	$6,334,821	1.3%

Common Stock
Hong Kong
Jardine Matheson Holdings Ltd.	19,100	1,158,845	(62,514)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
United States
Dell Technologies, Inc.	29,376	$2,387,681	$38,493	0.0%
Genworth Financial, Inc.	51,097	158,912	(35,257)	(0.0)
Lattice Semiconductor Corp.	9,803	56,661	(8,431)	(0.0)
MoneyGram International, Inc.	111,931	1,475,251	(456,678)	(0.1)
WGL Holdings, Inc.	2,803	240,609	8,353	0.0

Private Placement

United States
Penson Technologies LLC, Class B Shares (a)	9,326,216	92,050	92,041	0.0

Short Positions

Common Stock
Canada
Potash Corp. of Saskatchewan, Inc.	(2)	(42)	(8)	(0.0)

Hong Kong
Jardine Strategic Holdings Ltd.	(24,100)	(953,168)	56,263	0.0

United States
GoPro, Inc.	(65,480)	(495,684)	32,085	0.0
Praxair, Inc.	(1,734)	(268,215)	(44,373)	(0.0)
VMware, Inc.	(29,376)	(3,681,400)	(85,463)	(0.0)

(a)	Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees.

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Cash	$(120,000)	$—	$(120,000)

BARC
Cash	—	2,673,911	2,673,911

CITG
Cash	—	1,528,437	1,528,437

CITI
Investment Companies	230,863	—	230,863

DTBK
Investment Companies	6,915,634	—	6,915,634

GSCO
Cash	—	15,763	15,763

GSIN
Investment Companies	20,006,258	—	20,006,258

JPMC
Cash	(7,059,549)	—	(7,059,549)

JPMS
Cash	—	(7,588)	(7,588)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 105.7%
COMMON STOCKS - 25.7%

Belgium - 1.6%
Ageas (a)	152,643	$7,456,561
bpost SA (a)	117,838	3,586,317
KBC Group NV (a)	56,656	4,827,852
Proximus SADP (a)	84,234	2,763,849
Solvay SA (a)	59,444	8,264,887
UCB SA (a)	65,261	5,174,738
Umicore SA (a)	72,796	3,446,817

		35,521,021

Canada - 4.0%
Air Canada (1)*(a)	771,664	15,887,561
Atco Ltd., Class I (1)	9,213	329,821
Bank of Montreal (1)	18,439	1,475,560
Canadian Imperial Bank of Commerce (1)(a)	77,602	7,565,115
Canadian Tire Corp. Ltd., Class A (1)(a)	33,930	4,424,126
CCL Industries, Inc., Class B (1)	10,035	463,670
Cenovus Energy, Inc. (1)	108,487	990,796
CGI Group, Inc., Class A (1)*	10,057	546,454
Constellation Software, Inc. (1)	1,491	903,876
Dollarama, Inc. (1)(a)	81,526	10,185,886
Empire Co. Ltd., Class A (1)	22,329	435,034
Encana Corp. (1)(a)	412,335	5,501,080
George Weston Ltd. (1)	7,320	635,681
Industrial Alliance Insurance & Financial Services, Inc. (1)	19,566	931,136
Linamar Corp. (1)(a)	73,593	4,286,192
Lundin Mining Corp. (1)	225,674	1,500,903
Magna International, Inc. (1)(a)	218,986	12,410,949
Manulife Financial Corp. (1)(a)	158,515	3,306,494
Methanex Corp. (1)(a)	47,360	2,869,481
Metro, Inc. (1)	13,659	437,371
National Bank of Canada (1)(a)	81,386	4,060,883
Ritchie Bros Auctioneers, Inc. (1)	12,991	389,007
Royal Bank of Canada (1)(a)	32,351	2,641,870
Saputo, Inc. (1)	16,943	608,977
Toronto-Dominion Bank (The) (1)(a)	48,483	2,840,710
West Fraser Timber Co. Ltd. (1)(a)	46,549	2,872,558
WestJet Airlines Ltd. (1)	18,335	384,495

		88,885,686

China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd. (a)	2,905,800	3,186,277

Denmark - 1.7%
Carlsberg A/S, Class B (a)	19,995	2,398,165
Danske Bank A/S	39,000	1,517,958
DSV A/S	6,238	490,842
GN Store Nord A/S (a)	140,477	4,536,990
H Lundbeck A/S (a)	70,254	3,562,652
ISS A/S	10,540	408,057
Nets A/S *(a) (b)	61,486	1,616,287
Novo Nordisk A/S, Class B (a)	92,570	4,974,294
Orsted A/S (b)	14,140	770,755

INVESTMENTS	SHARES	VALUE
Denmark - 1.7% (continued)
TDC A/S (a)	680,992	$4,183,133
Vestas Wind Systems A/S (a)	196,459	13,575,381

		38,034,514

Finland - 1.0%
Cargotec OYJ, Class B	9,287	525,831
Fortum OYJ	89,320	1,767,765
Kesko OYJ, Class B (a)	34,047	1,848,334
Neste OYJ (a)	164,827	10,550,753
Orion OYJ, Class B	39,773	1,482,942
UPM-Kymmene OYJ (a)	164,382	5,103,214

		21,278,839

Germany - 1.0%
Aurubis AG (a)	41,938	3,892,839
Deutsche Lufthansa AG (Registered) (a)	312,540	11,477,632
OSRAM Licht AG (a)	70,634	6,324,808

		21,695,279

Italy - 3.8%
A2A SpA (a)	3,620,655	6,699,235
Assicurazioni Generali SpA (a)	103,938	1,891,823
Autogrill SpA (a)	190,657	2,631,612
Davide Campari-Milano SpA	41,867	323,490
DiaSorin SpA (a)	26,937	2,388,649
Enel SpA (a)	4,681,851	28,789,981
Hera SpA (a)	758,126	2,645,769
Intesa Sanpaolo SpA (a)	4,610,339	15,296,465
Italgas SpA	96,062	586,149
Leonardo SpA (a)	239,953	2,851,412
Moncler SpA (a)	259,287	8,104,677
Poste Italiane SpA (a)(b)	294,808	2,219,596
Prysmian SpA (a)	116,793	3,805,715
Recordati SpA (a)	114,224	5,076,059
Terna Rete Elettrica Nazionale SpA	108,640	631,531
Unipol Gruppo SpA	162,962	763,285

		84,705,448

Luxembourg - 0.0% (c)
Aperam SA	7,664	393,724

Malta - 0.1%
Kindred Group plc, SDR (a)	225,869	3,225,143

Netherlands - 2.0%
ABN AMRO Group NV, CVA (b)	9,592	309,255
Akzo Nobel NV	14,713	1,290,995
ASM International NV (a)	78,713	5,315,676
ASML Holding NV	2,967	515,838
ASR Nederland NV (a)	69,374	2,855,908
Koninklijke DSM NV (a)	31,553	3,014,067
Koninklijke Philips NV (a)	330,098	12,464,065
NN Group NV (a)	188,920	8,171,464
Philips Lighting NV (a)(b)	116,310	4,265,883
Randstad Holding NV (a)	43,018	2,639,544
Wolters Kluwer NV (a)	57,819	3,014,084

		43,856,779

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Norway - 0.6%
Leroy Seafood Group ASA (a)	312,174	$1,669,817
Marine Harvest ASA *(a)	501,360	8,478,341
Norsk Hydro ASA	159,562	1,209,610
Salmar ASA (a)	71,373	2,144,299
Telenor ASA	14,355	307,294

		13,809,361

Portugal - 0.2%
EDP - Energias de Portugal SA (a)	539,459	1,866,074
Galp Energia SGPS SA (a)	93,187	1,712,102

		3,578,176

Singapore - 0.2%
Genting Singapore plc (a)	5,224,500	5,102,455
StarHub Ltd.	204,200	434,524

		5,536,979

Spain - 2.1%
ACS Actividades de Construccion y Servicios SA (a)	56,834	2,220,142
Amadeus IT Group SA (a)	57,935	4,169,148
Ebro Foods SA	5,246	122,783
Endesa SA (a)	418,430	8,949,308
Gas Natural SDG SA	17,533	404,635
Iberdrola SA (a)	575,923	4,458,388
Mapfre SA (a)	1,129,820	3,624,081
Prosegur Cia de Seguridad SA	13,111	102,857
Repsol SA (a)	1,291,540	22,804,015

		46,855,357

Sweden - 2.0%
Alfa Laval AB	17,322	409,722
BillerudKorsnas AB (a)	116,367	1,992,636
Boliden AB (a)	469,684	16,062,124
Electrolux AB, Series B (a)	101,433	3,265,675
Essity AB, Class B *(a)	250,796	7,127,098
Holmen AB, Class B, Series B	24,167	1,284,471
Husqvarna AB, Class B	100,816	959,214
NCC AB, Class B (a)	110,038	2,110,362
Nibe Industrier AB, Class B	33,974	325,486
Saab AB, Class B	32,729	1,591,736
Sandvik AB	34,156	597,890
SSAB AB, Class A *	70,516	385,345
Svenska Cellulosa AB SCA, Class B (a)	517,990	5,335,466
Tele2 AB, Class B	24,490	300,983
Volvo AB, Class B (a)	192,653	3,587,563

		45,335,771

Switzerland - 4.4%
ABB Ltd. (Registered) (a)	79,745	2,135,918
Adecco Group AG (Registered) *(a)	157,286	12,019,811
Baloise Holding AG (Registered)	9,010	1,400,564
Bucher Industries AG (Registered)	2,254	915,008
dormakaba Holding AG *	1,096	1,020,540
Flughafen Zurich AG (Registered)	6,360	1,453,685
Georg Fischer AG (Registered) (a)	4,820	6,363,203
Helvetia Holding AG (Registered)	657	369,535
Lonza Group AG (Registered) *(a)	62,808	16,939,712

INVESTMENTS	SHARES	VALUE
Switzerland - 4.4% (continued)
Nestle SA (Registered) (a)	67,389	$5,793,854
Novartis AG (Registered)	14,511	1,221,137
Partners Group Holding AG (a)	3,926	2,690,069
Roche Holding AG (a)	35,667	9,018,593
Sika AG (a)	1,169	9,274,845
Sonova Holding AG (Registered)	3,882	605,953
STMicroelectronics NV (a)	486,825	10,624,251
Straumann Holding AG (Registered) (a)	4,725	3,333,249
Swiss Life Holding AG (Registered) *(a)	5,033	1,779,035
Temenos Group AG (Registered) *(a)	93,684	11,988,816

		98,947,778

United Kingdom - 0.9%
Fiat Chrysler Automobiles NV *(a)	1,075,931	19,208,930

TOTAL COMMON STOCKS (Cost $481,223,920)		574,055,062

SHORT-TERM INVESTMENTS - 80.0%
INVESTMENT COMPANIES - 56.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (d)	13,626,655	13,626,655
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (d)	54,506,621	54,506,621
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (d)(e)	5,969,908	5,969,908
Limited Purpose Cash Investment Fund, 1.17% (d)(f)	1,114,214,887	1,114,103,466
UBS Select Treasury Preferred Fund, Class I, 1.16% (d)	68,133,276	68,133,276

TOTAL INVESTMENT COMPANIES (Cost $1,256,342,488)		1,256,339,926

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 23.8%
U.S. Treasury Bills
1.14%, 1/4/2018 (g)	$20,807,000	20,805,689
1.13%, 1/11/2018 (g)	33,132,000	33,122,247
1.10%, 1/18/2018 (g)	89,833,000	89,783,541
1.14%, 1/25/2018 (g)	13,158,000	13,147,660
1.15%, 2/8/2018 (g)	17,279,000	17,256,779
1.12%, 2/15/2018 (g)	10,393,000	10,377,281
1.12%, 2/22/2018 (g)	18,713,000	18,679,465
1.12%, 3/1/2018 (g)	11,315,000	11,291,803
1.12%, 3/8/2018 (g)	22,513,000	22,460,411
1.15%, 3/15/2018 (g)	7,345,000	7,325,976
1.19%, 3/22/2018 (g)	8,162,000	8,137,731
1.18%, 3/29/2018 (g)	13,222,000	13,178,767
1.20%, 4/5/2018 (g)	12,018,000	11,974,884
1.23%, 4/12/2018 (g)	44,401,000	44,229,563
1.25%, 4/19/2018 (g)	43,624,000	43,443,124
1.25%, 4/26/2018 (g)	10,502,000	10,456,522
1.27%, 5/3/2018 (g)	49,669,000	49,435,697

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 23.8% (continued)
1.31%, 5/10/2018 (g)	$28,786,000	$28,640,151
1.37%, 5/17/2018 (g)	11,331,000	11,270,662
1.43%, 5/24/2018 (g)	5,295,000	5,264,794
1.45%, 5/31/2018 (g)	3,906,000	3,882,518
1.46%, 6/7/2018 (g)	2,172,000	2,158,188
1.47%, 6/14/2018 (g)	26,353,000	26,178,792
1.49%, 6/21/2018 (g)	31,066,000	30,845,949

TOTAL U.S. TREASURY OBLIGATIONS (Cost $533,460,219)		533,348,194

TOTAL SHORT-TERM INVESTMENTS (Cost $1,789,802,707)		1,789,688,120

TOTAL LONG POSITIONS (Cost $2,271,026,627)		2,363,743,182

	SHARES

SHORT POSITIONS - (21.5)%
COMMON STOCKS - (21.5)%

Austria - (0.2)%
ams AG *	(53,991)	(4,891,145)

Belgium - (1.6)%
Anheuser-Busch InBev SA	(271,058)	(30,261,305)
Galapagos NV *	(18,507)	(1,743,867)
Telenet Group Holding NV *	(48,389)	(3,371,103)

		(35,376,275)

Canada - (3.3)%
Agnico Eagle Mines Ltd. (1)	(46,228)	(2,134,505)
AltaGas Ltd. (1)	(105,418)	(2,400,209)
Barrick Gold Corp. (1)	(70,497)	(1,019,599)
Bombardier, Inc., Class B (1)*	(1,031,193)	(2,485,692)
Cameco Corp. (1)	(412,079)	(3,806,076)
Canadian Utilities Ltd., Class A (1)	(33,832)	(1,006,885)
Eldorado Gold Corp. (1)	(813,664)	(1,178,097)
Element Fleet Management Corp. (1)	(151,175)	(1,142,532)
Enbridge, Inc. (1)	(333,936)	(13,059,900)
Fairfax Financial Holdings Ltd. (1)	(5,133)	(2,733,271)
Franco-Nevada Corp. (1)	(45,373)	(3,626,230)
Gildan Activewear, Inc. (1)	(41,324)	(1,335,058)
Goldcorp, Inc. (1)	(331,740)	(4,230,543)
Imperial Oil Ltd. (1)	(92,002)	(2,871,311)
Keyera Corp. (1)	(66,906)	(1,885,291)
Peyto Exploration & Development Corp. (1)	(68,197)	(815,434)
Stantec, Inc. (1)	(38,718)	(1,082,995)
Teck Resources Ltd., Class B (1)	(92,615)	(2,421,842)
TransCanada Corp. (1)	(266,281)	(12,960,280)
Wheaton Precious Metals Corp. (1)	(338,644)	(7,486,807)
WSP Global, Inc. (1)	(40,237)	(1,917,740)
Yamana Gold, Inc. (1)	(426,559)	(1,330,240)

		(72,930,537)

Denmark - (1.7)%
AP Moller - Maersk A/S, Class B	(354)	(617,017)
Chr Hansen Holding A/S	(49,666)	(4,656,308)

INVESTMENTS	SHARES	VALUE
Denmark - (1.7)% (continued)
Coloplast A/S, Class B	(19,811)	$(1,574,985)
Genmab A/S *	(47,518)	(7,869,456)
Novozymes A/S, Class B	(157,066)	(8,966,480)
Pandora A/S	(139,836)	(15,199,969)

		(38,884,215)

Finland - (0.3)%
Amer Sports OYJ *	(139,217)	(3,853,282)
Huhtamaki OYJ	(16,894)	(709,120)
Metso OYJ	(12,867)	(438,961)
Nokia OYJ	(307,885)	(1,438,544)

		(6,439,907)

Hong Kong - 0.0% (c)
Hutchison Port Holdings Trust, Class U (1)	(1,010,300)	(406,141)

Italy - (2.6)%
Atlantia SpA	(12,949)	(408,235)
Azimut Holding SpA	(64,375)	(1,231,568)
Banca Generali SpA	(12,971)	(431,018)
Banco BPM SpA *	(1,477,973)	(4,628,984)
BPER Banca	(1,420,716)	(7,157,084)
Brembo SpA	(38,193)	(580,232)
Buzzi Unicem SpA	(152,731)	(4,120,231)
Mediaset SpA *	(457,226)	(1,771,355)
Saipem SpA *	(1,770,556)	(8,078,611)
Salvatore Ferragamo SpA	(60,554)	(1,608,296)
UniCredit SpA *	(1,092,492)	(20,379,618)
Unione di Banche Italiane SpA	(1,724,030)	(7,515,799)
Yoox Net-A-Porter Group SpA *	(36,256)	(1,264,683)

		(59,175,714)

Luxembourg - (0.8)%
Tenaris SA	(1,099,744)	(17,455,119)

Netherlands - (1.7)%
Altice NV, Class A *	(1,630,238)	(17,095,400)
Boskalis Westminster	(109,670)	(4,132,759)
Gemalto NV	(42,252)	(2,502,169)
Koninklijke Ahold Delhaize NV	(14,146)	(310,971)
Koninklijke Vopak NV	(119,031)	(5,214,063)
OCI NV *	(158,328)	(3,993,045)
SBM Offshore NV	(285,929)	(5,035,770)

		(38,284,177)

Norway - (0.5)%
Gjensidige Forsikring ASA	(39,466)	(744,419)
Schibsted ASA, Class A	(94,092)	(2,692,929)
Statoil ASA	(157,486)	(3,371,528)
Yara International ASA	(94,443)	(4,336,289)

		(11,145,165)

Portugal - (0.3)%
Banco Comercial Portugues SA, Class R *	(16,945,022)	(5,515,505)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Singapore - (0.4)%
CapitaLand Ltd.	(247,100)	$(650,043)
Global Logistic Properties Ltd.	(676,600)	(1,703,764)
Keppel Corp. Ltd.	(407,800)	(2,231,565)
Singapore Post Ltd.	(1,388,400)	(1,287,185)
Singapore Press Holdings Ltd.	(1,137,700)	(2,250,777)
UOL Group Ltd.	(54,407)	(359,862)

		(8,483,196)

Spain - (2.1)%
Acerinox SA	(21,533)	(307,296)
Atresmedia Corp. de Medios de Comunicacion SA	(30,572)	(319,060)
Bankia SA	(2,325,113)	(11,097,655)
Cellnex Telecom SA (b)	(318,170)	(8,140,519)
Enagas SA	(13,819)	(395,216)
Ferrovial SA	(266,300)	(6,043,190)
Grifols SA	(207,916)	(6,079,261)
Industria de Diseno Textil SA	(431,363)	(14,999,262)

		(47,381,459)

Sweden - (2.2)%
Arjo AB, Class B (1) *	(123,662)	(352,906)
Elekta AB, Class B	(166,635)	(1,375,965)
Getinge AB, Class B	(123,662)	(1,793,189)
Hennes & Mauritz AB, Class B	(228,791)	(4,732,281)
Hexagon AB, Class B	(78,798)	(3,952,830)
Hexpol AB	(216,373)	(2,193,726)
Nordea Bank AB	(34,789)	(421,224)
Svenska Handelsbanken AB, Class A	(542,848)	(7,418,584)
Swedish Orphan Biovitrum AB *	(94,696)	(1,294,291)
Telefonaktiebolaget LM Ericsson, Class B	(3,740,001)	(24,682,998)

		(48,217,994)

Switzerland - (3.0)%
Aryzta AG*	(185,942)	(7,378,698)
Barry Callebaut AG (Registered) *	(157)	(327,249)
Chocoladefabriken Lindt & Spruengli AG	(1,186)	(7,239,806)
Credit Suisse Group AG (Registered) *	(1,901,657)	(33,917,429)
Dufry AG (Registered) *	(8,880)	(1,318,148)
GAM Holding AG *	(113,637)	(1,833,613)
OC Oerlikon Corp. AG (Registered) *	(42,695)	(720,675)
UBS Group AG (Registered) *	(53,040)	(974,491)
Vifor Pharma AG	(109,646)	(14,036,880)

		(67,746,989)

United Kingdom - (0.1)%
CNH Industrial NV	(27,772)	(371,549)
Subsea 7 SA	(159,859)	(2,395,017)

		(2,766,566)

United States - (0.2)%
Valeant Pharmaceuticals International, Inc. (1)*	(253,705)	(5,288,044)

INVESTMENTS	SHARES	VALUE
Zambia - (0.5)%
First Quantum Minerals Ltd. (1)	(730,898)	$(10,239,549)

TOTAL COMMON STOCKS (Proceeds $ (464,197,370))		(480,627,697)

TOTAL SHORT POSITIONS (Proceeds $ (464,197,370))		(480,627,697)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 84.2% (Cost $1,806,829,257)		1,883,115,485

OTHER ASSETS IN EXCESS OF LIABILITIES - 15.8% (h)		353,919,662

NET ASSETS - 100.0%		$2,237,035,147

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$1,413,027	0.1%
Consumer Staples	(13,494,783)	(0.6)
Energy	(38,185,079)	(1.7)
Financials	(29,147,576)	(1.3)
Health Care	29,370,188	1.3
Industrials	85,523,066	3.8
Information Technology	(1,787,339)	(0.1)
Materials	5,707,743	0.3
Real Estate	(2,713,669)	(0.1)
Telecommunication Services	(150,737)	0.0
Utilities	56,892,524	2.5
Short-Term Investments	1,789,688,120	80.0

Total Investments In Securities At Value	1,883,115,485	84.2
Other Assets in Excess of Liabilities (h)	353,919,662	15.8

Net Assets	$2,237,035,147	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $526,613,194.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $1,041,257, which represents approximately 0.05% of net assets of the fund.
(c)	Represents less than 0.05% of net assets.
(d)	Represents 7-day effective yield as of December 31, 2017.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2017, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Controlled Affiliates:

Limited Purpose Cash Investment Fund (Short-Term Investment)	—	1,483,256,005	(369,041,118)	1,114,214,887	$1,114,103,466	$5,381,756	$(35,023)	$(2,562)

(g)	The rate shown was the effective yield at the date of purchase.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swaps contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1) Level 1 security (See Note 5).

Abbreviations

CVA	- Dutch Certification
OYJ	- Public Traded Company
SCA	- Limited partnership with share capital
SDR	- Swedish Depositary Receipt

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Hang Seng Index	6	1/2018	HKD	$1,149,952	$4,516
FTSE 100 Index	157	3/2018	GBP	16,190,539	143,411
S&P 500 E-Mini Index	311	3/2018	USD	41,611,800	(140,637)
S&P/TSX 60 Index	135	3/2018	CAD	20,564,678	47,155
SPI 200 Index	41	3/2018	AUD	4,814,532	(13,949)

					40,496

Short Contracts
MSCI Singapore Index	(11)	1/2018	SGD	(319,197)	(84)
EURO STOXX 50 Index	(39)	3/2018	EUR	(1,634,519)	14,543
TOPIX Index	(87)	3/2018	JPY	(14,029,643)	75,783

					90,242

					$130,738

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CAD	2,320,683	USD	1,815,941	CITI	3/21/2018	$32,141
CAD	3,481,023	USD	2,723,914	JPMC	3/21/2018	48,208
DKK	5,355,200	USD	859,074	CITI	3/21/2018	8,275
DKK	8,032,800	USD	1,288,612	JPMC	3/21/2018	12,412
EUR	3,416,400	USD	4,048,801	CITI	3/21/2018	69,500
EUR	5,124,600	USD	6,073,208	JPMC	3/21/2018	104,243
NOK	1,496,000	USD	182,120	CITI	3/21/2018	477
NOK	2,244,000	USD	273,180	JPMC	3/21/2018	715
SEK	13,051,600	USD	1,570,954	CITI	3/21/2018	27,622
SEK	19,577,400	USD	2,356,433	JPMC	3/21/2018	41,430
SGD	1,570,400	USD	1,164,945	CITI	3/21/2018	10,630
SGD	2,355,600	USD	1,747,419	JPMC	3/21/2018	15,943
USD	12,829	HKD	100,000	CITI	3/21/2018	10
USD	19,243	HKD	150,000	JPMC	3/21/2018	15
USD	114,151	NOK	933,000	CITI	3/21/2018	272
USD	171,226	NOK	1,399,500	JPMC	3/21/2018	408

Total Unrealized appreciation						372,301

USD	294,969	CAD	375,600	CITI	3/21/2018	(4,141)
USD	442,452	CAD	563,400	JPMC	3/21/2018	(6,213)
USD	8,845,547	CHF	8,663,200	CITI	3/21/2018	(94,615)
USD	13,268,305	CHF	12,994,800	JPMC	3/21/2018	(141,939)
USD	2,806,596	DKK	17,435,600	CITI	3/21/2018	(17,343)
USD	4,209,888	DKK	26,153,400	JPMC	3/21/2018	(26,020)
USD	35,183,706	EUR	29,493,600	CITI	3/21/2018	(369,368)
USD	52,775,493	EUR	44,240,400	JPMC	3/21/2018	(554,118)
USD	7,688	HKD	60,000	CITI	3/21/2018	(4)
USD	11,531	HKD	90,000	JPMC	3/21/2018	(6)
USD	765,312	NOK	6,361,400	CITI	3/21/2018	(11,140)
USD	1,147,966	NOK	9,542,100	JPMC	3/21/2018	(16,712)
USD	4,292	SEK	35,600	CITI	3/21/2018	(68)
USD	6,438	SEK	53,400	JPMC	3/21/2018	(103)
USD	199,926	SGD	270,000	CITI	3/21/2018	(2,192)
USD	299,888	SGD	405,000	JPMC	3/21/2018	(3,288)

Total unrealized depreciation						(1,247,270)

Net unrealized depreciation						$(874,969)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

Total Return Basket Swaps Outstanding at December 31, 2017

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate plus or minus a specified spread (–2.75% to 0.45%), which is denominated in JPY based on the local currencies of the positions within the swap.	10-49 months maturity 10/16/2018	$692,523,368	$11,114,908	$(655,885)	$10,459,023

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Japan
Bandai Namco Holdings, Inc.	166,000	$5,418,194	$359,426	0.0%
Fujitsu Ltd.	1,570,000	11,130,566	508,378	0.0
Haseko Corp.	495,300	7,676,276	2,104,361	0.1
Hitachi Ltd.	2,058,000	15,966,376	2,027,835	0.1
Idemitsu Kosan Co. Ltd.	197,600	7,915,014	1,978,014	0.1
Inpex Corp.	589,400	7,335,684	1,680,422	0.1
Japan Airlines Co. Ltd.	163,300	6,380,108	961,964	0.0
JFE Holdings, Inc.	419,800	10,032,138	1,588,225	0.1
JXTG Holdings, Inc.	2,357,900	15,152,594	3,493,626	0.2
Kajima Corp.	975,000	9,367,704	980,943	0.0
Marubeni Corp.	825,900	5,971,000	648,288	0.0
Matsumotokiyoshi Holdings Co. Ltd.	140,600	5,775,999	1,545,539	0.1
Mitsubishi Gas Chemical Co., Inc.	189,800	5,434,919	1,566,108	0.1
Mitsui Chemicals, Inc.	194,000	6,221,089	1,585,152	0.1
Nippon Telegraph & Telephone Corp.	216,300	10,169,152	62,637	0.0
Obayashi Corp.	569,000	6,873,594	319,486	0.0
SMC Corp.	12,500	5,129,805	30,889	0.0
Square Enix Holdings Co. Ltd.	203,300	9,646,141	3,605,884	0.2
Start Today Co. Ltd.	321,900	9,770,666	532,259	0.0
Taisei Corp.	238,100	11,840,928	479,140	0.0
Tokyo Electron Ltd.	72,000	12,988,040	78,593	0.0
Tosoh Corp.	519,700	11,724,537	1,308,464	0.1

Short Positions

Common Stock
Japan
Aeon Co. Ltd.	(513,800)	(8,666,603)	(1,048,650)	(0.0)
AEON Financial Service Co. Ltd.	(223,100)	(5,185,059)	(924,614)	(0.0)
Alps Electric Co. Ltd.	(194,800)	(5,541,159)	(85,801)	(0.0)
Asics Corp.	(425,800)	(6,768,008)	(62,506)	(0.0)
Calbee, Inc.	(254,400)	(8,267,413)	531,380	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Japan (continued)
Chugoku Electric Power Co., Inc. (The)	(445,700)	$(4,784,688)	$23,668	0.0%
FamilyMart UNY Holdings Co. Ltd.	(180,600)	(12,648,896)	(2,570,072)	(0.1)
Isetan Mitsukoshi Holdings Ltd.	(598,100)	(7,401,395)	(1,032,932)	(0.0)
Japan Post Holdings Co. Ltd.	(517,500)	(5,927,401)	60,435	0.0
Kakaku.com, Inc.	(296,500)	(5,005,120)	(896,370)	(0.0)
Kansai Paint Co. Ltd.	(208,800)	(5,418,203)	(616,763)	(0.0)
Kintetsu Group Holdings Co. Ltd.	(139,000)	(5,319,534)	(247,309)	(0.0)
Kyushu Electric Power Co., Inc.	(514,900)	(5,393,354)	163,176	0.0
Marui Group Co. Ltd.	(486,900)	(8,900,588)	(2,157,058)	(0.1)
NGK Spark Plug Co. Ltd.	(376,600)	(9,127,781)	(1,263,878)	(0.1)
Nidec Corp.	(49,900)	(6,986,851)	(1,138,953)	(0.1)
Nippon Paint Holdings Co. Ltd.	(198,000)	(6,256,082)	593,073	0.0
Odakyu Electric Railway Co. Ltd.	(273,200)	(5,837,378)	(622,962)	(0.0)
Ono Pharmaceutical Co. Ltd.	(307,200)	(7,145,998)	(699,074)	(0.0)
Ricoh Co. Ltd.	(1,097,100)	(10,166,621)	(599,960)	(0.0)
Seven Bank Ltd.	(1,435,000)	(4,900,780)	(221,626)	(0.0)
Shimano, Inc.	(93,900)	(13,198,454)	123,188	0.0
Sony Financial Holdings, Inc.	(429,500)	(7,590,817)	(787,911)	(0.0)
Sysmex Corp.	(113,200)	(8,888,578)	(1,994,704)	(0.1)
T&D Holdings, Inc.	(498,400)	(8,502,949)	(962,021)	(0.0)
Tokio Marine Holdings, Inc.	(123,800)	(5,630,802)	(222,186)	(0.0)
Yamato Holdings Co. Ltd.	(277,300)	(5,566,895)	(12,496)	(0.0)
Yaskawa Electric Corp.	(122,400)	(5,362,972)	(1,719,525)	(0.1)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Reserve Bank of Australia Cash rate plus or minus a specified spread (–1.50% to 0.45%), which is denominated in AUD based on the local currencies of the positions within the swap.	14-49 months maturity 10/15/2018	$61,807,488	$106,318	$(89,780)	$16,538

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Long Positions

Common Stock
Australia
Adelaide Brighton Ltd.	84,692	$429,213	$42,278	0.0%
AGL Energy Ltd.	185,144	3,508,484	(204,334)	(0.0)
Aurizon Holdings Ltd.	789,656	3,042,745	(199,633)	(0.0)
Australia & New Zealand Banking Group Ltd.	18,961	423,002	(15,427)	(0.0)
Bendigo & Adelaide Bank Ltd.	39,889	361,972	12,082	0.0
CIMIC Group Ltd.	108,949	4,357,462	1,211,148	0.1
Coca-Cola Amatil Ltd.	67,826	449,338	(68,977)	(0.0)
Crown Resorts Ltd.	39,492	400,305	44,248	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Australia (continued)
Fortescue Metals Group Ltd.	764,282	$2,892,323	$(323,910)	(0.0	) %
Harvey Norman Holdings Ltd.	130,188	422,185	(4,544)	(0.0)
Newcrest Mining Ltd.	255,993	4,557,183	152,323	0.0
Orica Ltd.	135,550	1,905,697	(230,972)	(0.0)
Origin Energy Ltd.	414,723	3,037,927	494,016	0.0
South32 Ltd.	1,145,888	3,105,985	352,977	0.0
Treasury Wine Estates Ltd.	160,883	1,996,391	482,426	0.0

Short Positions

Common Stock
Australia
Alumina Ltd.	(542,364)	(1,022,120)	(35,576)	(0.0)
AMP Ltd.	(959,604)	(3,873,447)	26,300	0.0
APA Group	(635,205)	(4,118,963)	325,501	0.0
AusNet Services	(282,843)	(397,480)	(25,661)	(0.0)
Brambles Ltd.	(342,396)	(2,683,380)	(107,096)	(0.0)
Domino’s Pizza Enterprises Ltd.	(39,717)	(1,443,553)	83,771	0.0
Healthscope Ltd.	(3,233,066)	(5,284,950)	(232,602)	(0.0)
Ramsay Health Care Ltd.	(28,842)	(1,574,959)	(102,529)	(0.0)
REA Group Ltd.	(35,534)	(2,118,800)	(369,147)	(0.0)
SEEK Ltd.	(327,125)	(4,837,423)	(754,839)	(0.0)
TPG Telecom Ltd.	(451,662)	(2,311,161)	(294,103)	(0.0)
Vocus Group Ltd.	(530,571)	(1,251,040)	(151,402)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HONIX plus or minus a specified spread (–1.88% to 0.45%), which is denominated in HKD based on the local currencies of the positions within the swap.	11-49 months maturity 10/16/2018	$36,272,624	$(160,869)	$139,520	$(21,349)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Hong Kong
Chow Tai Fook Jewellery Group Ltd.	945,000	$990,934	$(44,115)	(0.0)%
Henderson Land Development Co. Ltd.	167,000	1,098,026	21,716	0.0
Kerry Properties Ltd.	662,000	2,973,900	558,757	0.0
Li & Fung Ltd.	838,000	459,189	36,356	0.0
Melco International Development Ltd.	1,333,000	3,909,015	442,827	0.0
New World Development Co. Ltd.	1,220,817	1,829,733	262,850	0.0
Sino Land Co. Ltd.	730,000	1,291,449	10,320	0.0
SJM Holdings Ltd.	1,137,000	1,015,950	1,802	0.0
Swire Properties Ltd.	136,800	440,773	(13,947)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Hong Kong (continued)
WH Group Ltd.	545,500	$614,796	$140,125	0.0%
Wheelock & Co. Ltd.	170,000	1,211,801	(156,910)	(0.0)
Xinyi Glass Holdings Ltd.	534,000	694,126	152,339	0.0
Yue Yuen Industrial Holdings Ltd.	277,000	1,087,600	(27,306)	(0.0)

Macau
Wynn Macau Ltd.	178,800	565,271	37,609	0.0

Short Positions

Common Stock
China
Guotai Junan International Holdings Ltd.	(1,782,000)	(557,336)	24,623	0.0

Hong Kong
ASM Pacific Technology Ltd.	(99,900)	(1,385,917)	79,815	0.0
Cathay Pacific Airways Ltd.	(845,000)	(1,309,930)	(102,843)	(0.0)
Haitong International Securities Group Ltd.	(4,545,999)	(2,585,719)	83,866	0.0
HK Electric Investments & HK Electric Investments Ltd.	(817,500)	(748,117)	(2,931)	(0.0)
Hong Kong & China Gas Co. Ltd.	(724,073)	(1,417,947)	(286,238)	(0.0)
Hysan Development Co. Ltd.	(63,000)	(333,876)	(32,962)	(0.0)
MTR Corp. Ltd.	(534,453)	(3,128,224)	(111,558)	(0.0)
Techtronic Industries Co. Ltd.	(69,000)	(448,875)	(96,751)	(0.0)
Value Partners Group Ltd.	(2,231,000)	(2,364,813)	(237,466)	(0.0)

Macau
MGM China Holdings Ltd.	(771,200)	(2,327,236)	(679,836)	(0.0)

United States
Samsonite International SA	(323,100)	(1,482,071)	(221,011)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread (–5.25% to 0.35%), which is denominated in GBP based on the local currencies of the positions within the swap.	22-61 months maturity 10/14/2019	$243,931,897	$4,484,224	$1,814,481	$6,298,705

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Long Positions

Common Stock
Australia
BHP Billiton plc	397,014	$8,027,760	$515,144	0.0%

Netherlands
Royal Dutch Shell plc	85,696	2,860,806	44,063	0.0

South Africa
Investec plc	341,774	2,460,858	(134,346)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Switzerland
Coca-Cola HBC AG	96,610	$3,155,096	$350,003	0.0%

United Kingdom
Ashtead Group plc	162,435	4,356,746	762,401	0.0
AstraZeneca plc	50,795	3,505,139	126,991	0.0
BAE Systems plc	365,910	2,827,140	(110,963)	(0.0)
Barratt Developments plc	558,418	4,871,341	505,423	0.0
Bellway plc	48,323	2,316,591	441,655	0.0
BT Group plc	3,296,471	12,082,504	(1,096,710)	(0.0)
GKN plc	839,700	3,610,975	(292,127)	(0.0)
GlaxoSmithKline plc	399,126	7,068,198	(407,513)	(0.0)
Imperial Brands plc	106,814	4,556,112	43,279	0.0
Inchcape plc	249,014	2,623,225	(152,864)	(0.0)
Indivior plc	760,870	4,178,340	914,825	0.0
National Grid plc	423,996	4,998,286	(227,157)	(0.0)
Persimmon plc	127,705	4,717,972	553,001	0.0
Rio Tinto plc	71,782	3,765,511	162,661	0.0
Royal Mail plc	693,219	4,235,292	387,562	0.0
Standard Life Aberdeen plc	607,133	3,571,166	118,251	0.0
Tate & Lyle plc	285,833	2,709,261	(242,501)	(0.0)
Taylor Wimpey plc	2,497,170	6,947,650	545,600	0.0
Vodafone Group plc	894,773	2,828,373	211,210	0.0
Hikma Pharmaceuticals plc	(212,166)	(3,241,416)	1,116,125	0.0

South Africa
Mediclinic International plc	(353,923)	(3,097,413)	327,098	0.0

United Kingdom
AA plc	(1,217,058)	(2,787,906)	677,742	0.0
Admiral Group plc	(86,672)	(2,337,743)	(26,047)	(0.0)
Aggreko plc	(267,356)	(2,877,083)	229,587	0.0
Auto Trader Group plc	(422,861)	(2,009,926)	7,045	0.0
Balfour Beatty plc	(692,739)	(2,770,839)	(243,304)	(0.0)
BTG plc	(222,132)	(2,283,574)	(393,097)	(0.0)
Capita plc	(836,481)	(4,519,599)	1,658,066	0.1
Cobham plc	(1,959,290)	(3,333,665)	245,295	0.0
ConvaTec Group plc	(1,195,774)	(3,297,137)	738,459	0.0
easyJet plc	(96,952)	(1,911,700)	(235,782)	(0.0)
Experian plc	(132,496)	(2,920,569)	(171,750)	(0.0)
Halma plc	(136,816)	(2,324,662)	(366,798)	(0.0)
Hargreaves Lansdown plc	(253,524)	(6,157,029)	(1,614,319)	(0.1)
HSBC Holdings plc	(275,461)	(2,844,981)	(41,564)	(0.0)
Inmarsat plc	(764,938)	(5,059,913)	2,259,292	0.1
John Wood Group plc	(575,596)	(5,036,250)	161,271	0.0
Just Eat plc	(624,722)	(6,570,970)	(1,461,294)	(0.1)
Merlin Entertainments plc	(481,207)	(2,357,446)	329,620	0.0
Petrofac Ltd.	(409,514)	(2,811,446)	(480,815)	(0.0)
Rightmove plc	(36,892)	(2,238,817)	(161,543)	(0.0)
Royal Bank of Scotland Group plc	(699,728)	(2,623,832)	(64,238)	(0.0)
RPC Group plc	(194,875)	(2,314,766)	143,392	0.0
Standard Chartered plc	(652,635)	(6,853,702)	(228,157)	(0.0)
Tesco plc	(5,502,576)	(15,567,495)	(1,530,753)	(0.1)
Travis Perkins plc	(89,490)	(1,892,110)	(93,011)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread (–3.47% to 0.33%), which is denominated in USD based on the local currencies of the positions within the swap.	22-49 months maturity 10/16/2019	$3,980,384,895	$61,074,385	$7,508,391	$68,582,776

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Long Positions

Common Stock
United States
Alphabet, Inc.	24,931	$26,262,315	$2,207,929	0.1%
Amazon.com, Inc.	27,929	32,662,128	1,882,340	0.1
Ameriprise Financial, Inc.	125,145	21,208,323	2,927,125	0.1
Amgen, Inc.	127,199	22,119,906	(601,226)	(0.0)
Apple, Inc.	126,773	21,453,795	982,020	0.0
BlackRock, Inc.	37,076	19,046,312	2,599,083	0.1
Boeing Co. (The)	124,050	36,583,586	4,741,917	0.2
Celgene Corp.	243,592	25,421,261	(2,012,932)	(0.1)
Constellation Brands, Inc.	79,737	18,225,486	1,520,550	0.1
eBay, Inc.	986,438	37,228,170	1,225,250	0.1
Exelixis, Inc.	604,186	18,367,254	2,233,705	0.1
Facebook, Inc.	121,602	21,457,889	524,508	0.0
General Motors Co.	569,212	23,332,000	2,165,434	0.1
Gilead Sciences, Inc.	472,919	33,879,917	(2,810,269)	(0.1)
Honeywell International, Inc.	168,730	25,876,433	2,799,216	0.1
International Business Machines Corp.	126,406	19,393,209	693,355	0.0
JPMorgan Chase & Co.	302,468	32,345,928	3,862,472	0.2
Lear Corp.	116,680	20,612,689	3,804,974	0.2
LyondellBasell Industries NV	345,474	38,112,692	5,621,201	0.3
McKesson Corp.	196,686	30,673,182	792,469	0.0
Merck & Co., Inc.	539,609	30,363,798	(3,762,869)	(0.2)
Micron Technology, Inc.	491,445	20,208,218	(627,551)	(0.0)
Microsoft Corp.	332,293	28,424,343	3,706,000	0.2
NVIDIA Corp.	119,774	23,176,269	(2,331,657)	(0.1)
Oracle Corp.	855,953	40,469,458	(1,781,012)	(0.1)
Pfizer, Inc.	693,623	25,123,025	980,640	0.0
Prudential Financial, Inc.	164,777	18,946,059	1,032,002	0.0
Texas Instruments, Inc.	173,599	18,130,680	3,156,327	0.1
United Continental Holdings, Inc.	288,445	19,441,193	986,668	0.0
Wal-Mart Stores, Inc.	195,727	19,328,041	3,666,103	0.2
Walt Disney Co. (The)	196,813	21,159,366	989,935	0.0
Western Digital Corp.	317,606	25,259,205	(1,841,608)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
United States
Advanced Micro Devices, Inc.	(2,291,189)	$(23,553,423)	$4,051,794	0.2%
Albemarle Corp.	(141,948)	(18,153,730)	614,810	0.0
Ball Corp.	(793,251)	(30,024,550)	1,133,109	0.1
Cheniere Energy, Inc.	(343,533)	(18,495,817)	(2,916,818)	(0.1)
Domino’s Pizza, Inc.	(131,548)	(24,857,310)	542,314	0.0
Envision Healthcare Corp.	(727,383)	(25,138,356)	6,273,381	0.3
FirstEnergy Corp.	(809,593)	(24,789,738)	485,608	0.0
Hess Corp.	(548,373)	(26,031,266)	(2,241,018)	(0.1)
L Brands, Inc.	(352,789)	(21,244,954)	(5,355,706)	(0.2)
NRG Energy, Inc.	(673,506)	(19,181,451)	(2,073,979)	(0.1)
Perrigo Co. plc	(236,000)	(20,569,760)	(1,648,351)	(0.1)
ServiceNow, Inc.	(220,103)	(28,699,230)	(4,385,204)	(0.2)
Square, Inc.	(567,636)	(19,679,940)	(5,871,691)	(0.3)
Tesla, Inc.	(60,761)	(18,917,937)	2,263,531	0.1
TransDigm Group, Inc.	(118,566)	(32,560,595)	(2,628,865)	(0.1)
VEREIT, Inc.	(2,768,981)	(21,570,362)	998,615	0.0
Workday, Inc.	(224,916)	(22,882,954)	(1,270,950)	(0.1)
XPO Logistics, Inc.	(220,679)	(20,211,990)	(5,940,762)	(0.3)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (–2.75% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	22-61 months maturity 10/14/2019	$323,334,804	$(2,243,166)	$(1,646,787)	$(3,889,953)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Long Positions

Common Stock
France
Air France-KLM	375,738	$6,103,508	$1,185,470	0.1%
Amundi SA	24,913	2,110,004	(22,345)	(0.0)
Atos SE	62,110	9,030,189	176,500	0.0
Capgemini SE	61,145	7,242,130	632,033	0.0
Cie de Saint-Gobain	76,777	4,225,519	(134,629)	(0.0)
Cie Generale des Etablissements Michelin	62,098	8,883,447	350,209	0.0
CNP Assurances	87,193	2,011,313	14,872	0.0
Engie SA	177,534	3,052,079	(81,967)	(0.0)
Ipsen SA	21,146	2,516,826	(104,820)	(0.0)
Kering	5,955	2,803,181	(4,368)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
France (continued)
Peugeot SA	374,837	$7,613,408	$(654,951)	(0.0	) %
Renault SA	74,299	7,457,991	71,137	0.0
Sanofi	27,031	2,327,152	(362,175)	(0.0)
Teleperformance	26,726	3,825,825	443,692	0.0
Thales SA	38,436	4,136,475	(89,032)	(0.0)

Germany
adidas AG	10,503	2,100,493	(87,027)	(0.0)
Allianz SE (Registered)	15,231	3,485,582	(123,094)	(0.0)
Beiersdorf AG	24,367	2,856,620	(73,685)	(0.0)
Covestro AG	118,447	12,196,076	258,078	0.0
E.ON SE	266,600	2,888,924	(54,056)	(0.0)
HOCHTIEF AG	16,351	2,887,709	39,195	0.0
Infineon Technologies AG	196,100	5,340,630	(62,520)	(0.0)
Rheinmetall AG	53,391	6,752,014	40,131	0.0
RWE AG	242,696	4,938,968	(1,077,418)	(0.0)
Salzgitter AG	60,831	3,455,554	168,666	0.0
Siemens AG (Registered)	19,080	2,641,773	(35,629)	(0.0)
Software AG	76,608	4,297,000	57,046	0.0
Suedzucker AG	128,045	2,771,755	142,564	0.0
Talanx AG	53,594	2,184,047	(21,938)	(0.0)

Short Positions

Common Stock
France
Accor SA	(209,450)	(10,782,482)	(622,766)	(0.0)
Airbus SE	(40,495)	(4,024,671)	(160,076)	(0.0)
Bollore SA	(618,452)	(3,354,967)	(647,826)	(0.0)
Carrefour SA	(623,152)	(13,435,423)	(579,541)	(0.0)
Edenred	(220,744)	(6,390,512)	(451,433)	(0.0)
Electricite de France SA	(838,511)	(10,474,286)	(752,513)	(0.0)
Getlink SE	(439,338)	(5,650,615)	(526,967)	(0.0)
Ingenico Group SA	(84,411)	(9,011,348)	(415,908)	(0.0)
JCDecaux SA	(60,550)	(2,435,320)	(192,973)	(0.0)
Vivendi SA	(91,419)	(2,453,643)	(227,869)	(0.0)

Germany
Axel Springer SE	(32,618)	(2,543,562)	100,898	0.0
Bilfinger SE	(56,868)	(2,693,589)	(87,092)	(0.0)
Deutsche Bank AG (Registered)	(1,589,921)	(30,071,746)	1,380,169	0.1
Deutsche Telekom AG (Registered)	(117,652)	(2,079,669)	73,229	0.0
GEA Group AG	(212,702)	(10,176,552)	28,187	0.0
ProSiebenSat.1 Media SE	(236,421)	(8,115,314)	(25,670)	(0.0)
Sartorius AG (Preference)	(34,266)	(3,255,007)	97,814	0.0
Symrise AG	(55,186)	(4,731,591)	(43,264)	(0.0)
Zalando SE	(187,552)	(9,889,211)	412,052	0.0

Luxembourg
Eurofins Scientific SE	(5,952)	(3,617,712)	(463,500)	(0.0)

United States
QIAGEN NV	(135,453)	(4,224,850)	150,181	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,184,000	$1,184,000

CITI
Investment Companies	1,618,369	—	1,618,369

JPMC
Investment Companies	4,351,539	—	4,351,539

JPMS
Cash	—	2,944,619	2,944,619

MSIP
Cash	263,467,551	—	263,467,551

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 91.3%
INVESTMENT COMPANIES - 48.8%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (a)(b)	3,859,791	$3,859,791
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (a)(b)	431,868	431,868
Limited Purpose Cash Investment Fund, 1.17% (a)	8,423,204	8,422,362

TOTAL INVESTMENT COMPANIES (Cost $12,714,021)		12,714,021

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 42.5%
U.S. Treasury Bills 1.37%, 5/17/2018 (c) (Cost $11,073,811)	$11,131,000	11,071,727

TOTAL SHORT-TERM INVESTMENTS (Cost $23,787,832)		23,785,748

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 91.3% (Cost $23,787,832)		23,785,748

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.7% (d)		2,275,554

NET ASSETS - 100.0%		$26,061,302

(a)	Represents 7-day effective yield as of December 31, 2017.
(b)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(c)	The rate shown was the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Forward Effective Interest rate swap contracts outstanding as of December 31, 2017:

Exchange Cleared

PAY/ RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	3 Month Australian Bank-Bill Reference Rate Quarterly	2.50% Semi-Annually	3/11/2020	NZD	60,800,000	$185,406	$(4,198)	$181,208
Pay	3 Month Canadian Bankers’ Acceptance Rate Quarterly	2.50% Semi-Annually	3/13/2028	CAD	3,900,000	50,964	(31,571)	19,393
Pay	3 Month Stockholm Interbank Offered Rate Quarterly	1.50% Annually	3/15/2028	SEK	19,600,000	49,738	6,701	56,439
Pay	6 Month Euro Interbank Offered Rate Semi-Annually	1.00% Annually	3/21/2028	EUR	4,300,000	28,310	7,899	36,209
Pay	6 Month London Interbank Offered Rate Semi-Annually	0.50% Annually	3/15/2028	CHF	1,400,000	30,745	(287)	30,458
Pay	6 Month Norwegian Interbank Offered Rate Semi-Annually	1.50% Annually	3/18/2020	NOK	177,800,000	147,215	(11,385)	135,830
Receive	3 Month Canadian Bankers’ Acceptance Rate Quarterly	2.00% Semi-Annually	3/16/2020	CAD	15,800,000	(11,077)	46,926	35,849

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

PAY/ RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Receive	3 Month London Interbank Offered Rate Quarterly	1.75% Semi-Annually	3/23/2020	USD	60,100,000	$16,624	$446,903	$463,527
Receive	6 Month London Interbank Offered Rate Semi-Annually	0.50% Annually	3/18/2020	CHF	11,500,000	(1,971)	15,355	13,384
Receive	6 Month London Interbank Offered Rate Semi-Annually	0.75% Semi-Annually	3/23/2020	GBP	3,500,000	(11,171)	19,226	8,055
Receive	6 Month London Interbank Offered Rate Semi-Annually	1.25% Semi-Annually	3/21/2028	GBP	1,700,000	44,226	(33,473)	10,753

						529,009	462,096	991,105

Pay	3 Month Australian Bank-Bill Reference Rate Quarterly	2.00% Quarterly	3/12/2020	AUD	60,900,000	(94,429)	24,973	(69,456)
Pay	3 Month London Interbank Offered Rate Quarterly	2.25% Semi-Annually	3/21/2028	USD	1,200,000	(20,950)	2,813	(18,137)
Pay	6 Month London Interbank Offered Rate Semi-Annually	0.25% Semi-Annually	3/15/2028	JPY	948,300,000	4,422	(26,667)	(22,245)
Receive	3 Month Australian Bank-Bill Reference Rate Quarterly	3.50% Semi-Annually	3/15/2028	NZD	7,900,000	(180,025)	23,701	(156,324)
Receive	3 Month Stockholm Interbank Offered Rate Quarterly	0.50% Annually	3/18/2020	SEK	70,300,000	(90,991)	(7,195)	(98,186)
Receive	6 Month Australian Bank-Bill Reference Rate Quarterly	3.00% Semi-Annually	3/09/2028	AUD	7,800,000	(73,745)	(20,482)	(94,227)
Receive	6 Month Euro Interbank Offered Rate Semi-Annually	0.00% Annually	3/23/2020	EUR	27,100,000	(64,025)	(828)	(64,853)
Receive	6 Month London Interbank Offered Rate Semi-Annually	0.25% Semi-Annually	3/18/2020	JPY	8,056,000,000	(333,865)	49,101	(284,764)
Receive	6 Month Norwegian Interbank Offered Rate Semi-Annually	2.00% Annually	3/15/2028	NOK	30,600,000	(30,408)	19,377	(11,031)

						(884,016)	64,793	(819,223)

						$(355,007)	$526,889	$171,882

(a)	Floating rate indices at December 31, 2017 were as follows:
3 Month Australian Bank-Bill Reference Rate: 1.80%
3 Month Canadian Bankers’ Acceptance Rate: 1.54%
3 Month London Interbank Offered Rate: 1.69%
3 Month Stockholm Interbank Offered Rate: (0.47)%
6 Month Canadian Bankers’ Acceptance Rate: 1.73%
6 Month Euro Interbank Offered Rate: (0.27)%
6 Month London Interbank Offered Rate: 1.84%
6 Month Norwegian Interbank Offered Rate: 0.90%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	5,989,600	$11,560
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	19,466,200	32,793
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	2,346,000	3,028
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	03/08/2018	KRW	652,300,000	7,288
MSCI Switzerland Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the LIBOR plus or minus a specified spread (-0.40)	Monthly	GSIN	03/21/2018	CHF	(504,554)	313
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	117,900	1,852
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(31,680)	1,330
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(31,680)	1,301
WIG20 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	PLN	147,240	909

								60,374

Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	35,075	(528)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	140,300	(2,432)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	87,688	(775)
iBovespa Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	BANA	02/14/2018	BRL	(384,215)	(5,468)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI South Africa Net Return Index	Increases in total return of reference entity	Decreases in total return of reference entity and receives the Johannesburg Interbank Agreed Rate plus or minus a specified spread (-0.45)	Monthly	GSIN	03/21/2018	ZAR	(289,168)	$(1,279)
SGX S&P CNX Nifty Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	01/25/2018	USD	(422,340)	(358)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	48,087	(1,396)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	31,680	(265)
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	BANA	03/16/2018	CHF	(92,690)	(597)
Tel Aviv Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	BANA	01/24/2018	ILS	(604,992)	(3,356)

								(16,454)

								$43,920

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	5	1/2018	EUR	$653,318	$(6,810)
Brent Crude Oil	6	1/2018	USD	401,220	10,203
Hang Seng Index	2	1/2018	HKD	383,317	4,297
H-Shares Index	2	1/2018	HKD	150,137	1,244
LME Aluminum Base Metal	1	1/2018	USD	56,475	2,734
LME Aluminum Base Metal	2	1/2018	USD	112,937	4,960
LME Copper Base Metal	1	1/2018	USD	180,591	9,333
LME Zinc Base Metal	1	1/2018	USD	83,458	1,997
MSCI Singapore Index	23	1/2018	SGD	667,412	3,895
MSCI Taiwan Index	20	1/2018	USD	786,000	13,387
Natural Gas	17	1/2018	USD	502,010	55,626
NY Harbor ULSD	1	1/2018	USD	86,860	6,321
RBOB Gasoline	2	1/2018	USD	150,847	7,182
SGX S&P CNX Nifty Index	9	1/2018	USD	190,053	398
WTI Crude Oil	20	1/2018	USD	1,208,400	62,778
100 oz Gold	4	2/2018	USD	523,720	7,776
LME Aluminum Base Metal	1	2/2018	USD	56,590	3,337

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	1	2/2018	USD	$180,800	$7,458
Australia 10 Year Bond	10	3/2018	AUD	1,007,755	(7,915)
Corn	15	3/2018	USD	263,063	(5,473)
EURO STOXX 50 Index	38	3/2018	EUR	1,592,609	(38,626)
Euro-Schatz	34	3/2018	EUR	6,595,719	(47,777)
FTSE/MIB Index	15	3/2018	EUR	1,957,885	(79,773)
KOSPI 200 Index	1	3/2018	KRW	76,164	913
LME Aluminum Base Metal	1	3/2018	USD	56,710	6,308
LME Aluminum Base Metal	5	3/2018	USD	283,938	25,530
LME Copper Base Metal	1	3/2018	USD	181,213	6,739
LME Copper Base Metal	1	3/2018	USD	180,951	11,445
LME Copper Base Metal	3	3/2018	USD	543,563	29,010
LME Nickel Base Metal	2	3/2018	USD	153,120	17,854
LME Zinc Base Metal	1	3/2018	USD	83,175	5,941
LME Zinc Base Metal	2	3/2018	USD	166,275	6,820
Silver	4	3/2018	USD	342,900	5,356
Soybean	5	3/2018	USD	240,438	(8,939)
TOPIX Index	24	3/2018	JPY	3,870,246	67,178
Wheat	4	3/2018	USD	85,400	981

					191,688

Short Contracts
CAC 40 10 Euro Index	(36)	1/2018	EUR	(2,293,849)	39,346
IBEX 35 Index	(2)	1/2018	EUR	(240,469)	5,289
LME Aluminum Base Metal	(1)	1/2018	USD	(56,475)	(2,897)
LME Aluminum Base Metal	(2)	1/2018	USD	(112,938)	(4,643)
LME Copper Base Metal	(1)	1/2018	USD	(180,591)	(8,793)
LME Zinc Base Metal	(1)	1/2018	USD	(83,458)	(1,764)
OMXS30 Index	(18)	1/2018	SEK	(345,436)	9,936
BIST 30 Index	(30)	2/2018	TRY	(114,919)	(3,164)
LME Aluminum Base Metal	(1)	2/2018	USD	(56,590)	(3,616)
LME Copper Base Metal	(1)	2/2018	USD	(180,800)	(7,469)
Canada 10 Year Bond	(50)	3/2018	CAD	(5,361,177)	59,797
FTSE 100 Index	(29)	3/2018	GBP	(2,990,609)	(84,333)
Japan 10 Year Bond	(12)	3/2018	JPY	(16,058,221)	10,875
Japan 10 Year Bond Mini	(47)	3/2018	JPY	(6,291,972)	2,794
LME Aluminum Base Metal	(1)	3/2018	USD	(56,710)	(6,338)
LME Aluminum Base Metal	(1)	3/2018	USD	(56,788)	(6,315)
LME Copper Base Metal	(1)	3/2018	USD	(181,188)	(11,468)
LME Copper Base Metal	(1)	3/2018	USD	(181,213)	(6,815)
LME Copper Base Metal	(1)	3/2018	USD	(180,951)	(11,620)
LME Zinc Base Metal	(1)	3/2018	USD	(83,138)	(5,872)
LME Zinc Base Metal	(1)	3/2018	USD	(83,175)	(5,919)
Long Gilt	(6)	3/2018	GBP	(1,013,909)	(5,928)
MEX BOLSA Index	(11)	3/2018	MXN	(280,073)	(10,464)
S&P 500 E-Mini Index	(25)	3/2018	USD	(3,345,000)	(386)
SET50 Index	(25)	3/2018	THB	(173,519)	828
Soybean Oil	(3)	3/2018	USD	(59,868)	634
SPI 200 Index	(15)	3/2018	AUD	(1,761,414)	2,487
U.S. Treasury 10 Year Note	(78)	3/2018	USD	(9,675,656)	32,364
U.S. Treasury 5 Year Note	(85)	3/2018	USD	(9,873,945)	27,065

					3,611

					$195,299

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	2,574,400	USD	1,949,910	CITI	3/21/2018	$58,465
AUD	3,861,600	USD	2,924,876	JPMC	3/21/2018	87,686
BRL	64,400	USD	19,242	CITI**	3/21/2018	9
BRL	96,600	USD	28,863	JPMC**	3/21/2018	13
CAD	927,200	USD	725,676	CITI	3/21/2018	12,702
CAD	1,390,800	USD	1,088,515	JPMC	3/21/2018	19,052
CHF	464,080	USD	473,152	CITI	3/21/2018	5,764
CHF	696,120	USD	709,729	JPMC	3/21/2018	8,646
CLP	267,600,000	USD	415,233	CITI**	3/21/2018	19,370
CLP	401,400,000	USD	622,850	JPMC**	3/21/2018	29,054
CNY	1,654,000	USD	248,814	CITI**	3/21/2018	4,030
CNY	2,481,000	USD	373,221	JPMC**	3/21/2018	6,045
CZK	4,935,000	USD	230,796	CITI	3/21/2018	1,851
CZK	7,402,500	USD	346,194	JPMC	3/21/2018	2,775
EUR	1,492,400	USD	1,780,421	CITI	3/21/2018	18,593
EUR	2,238,600	USD	2,670,635	JPMC	3/21/2018	27,887
GBP	85,200	USD	114,506	CITI	3/21/2018	822
GBP	127,800	USD	171,759	JPMC	3/21/2018	1,233
HKD	906,150	USD	116,095	CITI	3/21/2018	64
HKD	1,353,825	USD	173,450	JPMC	3/21/2018	97
HUF	65,577,200	USD	250,029	CITI	3/21/2018	4,165
HUF	98,365,800	USD	375,044	JPMC	3/21/2018	6,247
INR	5,866,000	USD	90,767	CITI**	3/21/2018	464
INR	8,799,000	USD	136,158	JPMC**	3/21/2018	689
KRW	476,513,200	USD	435,759	CITI**	3/21/2018	11,122
KRW	714,769,800	USD	653,639	JPMC**	3/21/2018	16,683
NOK	4,887,000	USD	592,449	CITI	3/21/2018	4,042
NOK	7,330,500	USD	888,676	JPMC	3/21/2018	6,062
NZD	650,400	USD	453,680	CITI	3/21/2018	6,812
NZD	975,600	USD	680,529	JPMC	3/21/2018	10,210
PHP	2,080,000	USD	40,786	CITI**	3/21/2018	768
PHP	3,120,000	USD	61,179	JPMC**	3/21/2018	1,152
PLN	1,331,596	USD	374,724	CITI	3/21/2018	7,919
PLN	1,997,404	USD	562,090	JPMC	3/21/2018	11,878
RUB	4,600,000	USD	76,901	CITI**	3/21/2018	2,016
RUB	6,900,000	USD	115,351	JPMC**	3/21/2018	3,024
SGD	419,200	USD	310,972	CITI	3/21/2018	2,834
SGD	628,800	USD	466,459	JPMC	3/21/2018	4,250
TRY	1,706,000	USD	423,830	CITI	3/21/2018	16,123
TRY	2,559,000	USD	635,745	JPMC	3/21/2018	24,184
TWD	1,720,000	USD	57,828	CITI**	3/21/2018	663
TWD	2,580,000	USD	86,742	JPMC**	3/21/2018	995
USD	545,761	BRL	1,797,200	CITI**	3/21/2018	8,534
USD	818,641	BRL	2,695,800	JPMC**	3/21/2018	12,800
USD	161,038	GBP	118,827	CITI	3/21/2018	191
USD	241,556	GBP	178,240	JPMC	3/21/2018	287
USD	144,213	HKD	1,124,500	CITI	3/21/2018	63
USD	216,319	HKD	1,686,750	JPMC	3/21/2018	95
USD	613,978	MXN	11,769,604	CITI	3/21/2018	23,650
USD	920,965	MXN	17,654,396	JPMC	3/21/2018	35,474
ZAR	3,228,400	USD	234,876	CITI	3/22/2018	23,044
ZAR	4,842,600	USD	352,314	JPMC	3/22/2018	34,565

Total unrealized appreciation						585,163

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL	403,200	USD	121,825	CITI**	3/21/2018	$ (1,299)
BRL	604,800	USD	182,738	JPMC**	3/21/2018	(1,948)
COP	16,000,000	USD	5,355	CITI**	3/21/2018	(30)
COP	24,000,000	USD	8,033	JPMC**	3/21/2018	(44)
CZK	705,000	USD	33,363	CITI	3/21/2018	(128)
CZK	1,057,500	USD	50,044	JPMC	3/21/2018	(191)
HKD	2,268,650	USD	291,014	CITI	3/21/2018	(194)
HKD	3,408,375	USD	437,214	JPMC	3/21/2018	(293)
MXN	12,837,200	USD	670,845	CITI	3/21/2018	(26,969)
MXN	19,255,800	USD	1,006,268	JPMC	3/21/2018	(40,455)
NOK	1,629,000	USD	199,413	CITI	3/21/2018	(582)
NOK	2,443,500	USD	299,119	JPMC	3/21/2018	(874)
USD	804,888	AUD	1,062,400	CITI	3/21/2018	(23,926)
USD	1,207,330	AUD	1,593,600	JPMC	3/21/2018	(35,890)
USD	1,734,996	CHF	1,698,480	CITI	3/21/2018	(17,784)
USD	2,602,491	CHF	2,547,720	JPMC	3/21/2018	(26,680)
USD	322,540	CLP	207,200,000	CITI**	3/21/2018	(13,968)
USD	483,810	CLP	310,800,000	JPMC**	3/21/2018	(20,953)
USD	306,586	CNY	2,043,600	CITI**	3/21/2018	(5,815)
USD	459,879	CNY	3,065,400	JPMC**	3/21/2018	(8,723)
USD	128,073	COP	388,000,000	CITI**	3/21/2018	(1,077)
USD	192,110	COP	582,000,000	JPMC**	3/21/2018	(1,616)
USD	79,945	CZK	1,720,000	CITI	3/21/2018	(1,139)
USD	119,917	CZK	2,580,000	JPMC	3/21/2018	(1,709)
USD	593,507	EUR	499,600	CITI	3/21/2018	(8,736)
USD	890,260	EUR	749,400	JPMC	3/21/2018	(13,104)
USD	1,244,239	GBP	927,573	CITI	3/21/2018	(11,343)
USD	1,866,356	GBP	1,391,360	JPMC	3/21/2018	(17,019)
USD	168,596	HKD	1,315,900	CITI	3/21/2018	(90)
USD	252,893	HKD	1,973,850	JPMC	3/21/2018	(136)
USD	102,109	HUF	26,800,000	CITI	3/21/2018	(1,775)
USD	153,164	HUF	40,200,000	JPMC	3/21/2018	(2,662)
USD	234,572	IDR	3,208,000,000	CITI**	3/21/2018	(1,302)
USD	351,858	IDR	4,812,000,000	JPMC**	3/21/2018	(1,954)
USD	204,865	ILS	716,000	CITI	3/21/2018	(1,557)
USD	307,296	ILS	1,074,000	JPMC	3/21/2018	(2,337)
USD	385,602	INR	25,392,000	CITI**	3/21/2018	(9,308)
USD	578,403	INR	38,088,000	JPMC**	3/21/2018	(13,963)
USD	583,430	KRW	634,016,000	CITI**	3/21/2018	(11,160)
USD	875,144	KRW	951,024,000	JPMC**	3/21/2018	(16,741)
USD	67,965	MXN	1,361,600	CITI	3/21/2018	(329)
USD	101,948	MXN	2,042,400	JPMC	3/21/2018	(493)
USD	549,459	NOK	4,578,000	CITI	3/21/2018	(9,317)
USD	824,187	NOK	6,867,000	JPMC	3/21/2018	(13,977)
USD	1,855,883	NZD	2,708,808	CITI	3/21/2018	(61,991)
USD	2,783,807	NZD	4,063,192	JPMC	3/21/2018	(92,989)
USD	50,522	PLN	179,596	CITI	3/21/2018	(1,086)
USD	75,786	PLN	269,404	JPMC	3/21/2018	(1,629)
USD	8,696	RUB	520,000	CITI**	3/21/2018	(225)
USD	13,044	RUB	780,000	JPMC**	3/21/2018	(338)
USD	2,026,332	SEK	16,904,400	CITI	3/21/2018	(44,139)
USD	3,037,977	SEK	25,356,600	JPMC	3/21/2018	(67,730)
USD	184,131	TRY	734,800	CITI	3/21/2018	(5,363)
USD	276,197	TRY	1,102,200	JPMC	3/21/2018	(8,045)
JPY	130,709,600	USD	1,170,760	CITI	3/22/2018	(6,033)
JPY	196,064,400	USD	1,756,142	JPMC	3/22/2018	(9,051)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	206,619	ZAR	2,863,600	CITI	3/22/2018	$ (22,156)
USD	309,928	ZAR	4,295,400	JPMC	3/22/2018	(33,235)

Total unrealized depreciation						(723,600)

Net unrealized depreciation						$(138,437)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thailand Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,030,715	$1,030,715

CITI
Investment Companies	172,250	—	172,250

CRSU
Cash	—	568,700	568,700

GSCO
Cash	—	295,918	295,918

GSIN
Investment Companies	431,868	—	431,868

JPMC
Investment Companies	560,000	—	560,000

JPMS
Cash	—	36,624	36,624

MSCL
Cash	—	66,149	66,149

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR GLOBAL MACRO FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$60,504	$—	$60,504

JPPC
Cash	—	3,155	3,155

MSCL
Cash	—	69,073	69,073

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 115.3%
COMMON STOCKS - 24.5%

Belgium - 1.7%
Ageas (a)	402,042	$19,639,621
bpost SA (a)	237,927	7,241,142
KBC Group NV (a)	125,957	10,733,228
Proximus SADP (a)	220,285	7,227,894
Solvay SA (a)	155,227	21,582,223
UCB SA (a)	176,191	13,970,706
Umicore SA (a)	211,365	10,007,919

		90,402,733

Canada - 3.8%
Air Canada (1)*(a)	1,684,423	34,680,085
Atco Ltd., Class I (1)	25,801	923,663
Bank of Montreal (1)(a)	42,065	3,366,204
Canadian Imperial Bank of Commerce (1)(a)	171,304	16,699,755
Canadian Tire Corp. Ltd., Class A (1)(a)	73,532	9,587,824
CCL Industries, Inc., Class B (1)	18,685	863,345
Cenovus Energy, Inc. (1)(a)	279,224	2,550,113
CGI Group, Inc., Class A (1)*	20,907	1,135,997
Constellation Software, Inc. (1)	1,825	1,106,354
Dollarama, Inc. (1)(a)	222,621	27,814,342
Empire Co. Ltd., Class A (1)	58,096	1,131,878
Encana Corp. (1)(a)	903,413	12,052,694
George Weston Ltd. (1)	11,601	1,007,450
Industrial Alliance Insurance & Financial Services, Inc. (1)	19,504	928,186
Linamar Corp. (1)(a)	148,771	8,664,698
Lundin Mining Corp. (1)(a)	570,871	3,796,724
Magna International, Inc. (1)(a)	522,673	29,622,295
Manulife Financial Corp. (1)(a)	353,131	7,366,026
Methanex Corp. (1)(a)	141,233	8,557,124
National Bank of Canada (1)(a)	239,216	11,936,060
Quebecor, Inc., Class B (1)	61,752	1,164,298
Royal Bank of Canada (1)(a)	65,541	5,352,254
Saputo, Inc. (1)	47,512	1,707,711
Toronto-Dominion Bank (The) (1)(a)	172,219	10,090,636
West Fraser Timber Co. Ltd. (1)(a)	125,491	7,744,102
WestJet Airlines Ltd. (1)	47,638	998,996

		210,848,814

China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd. (a)	5,520,000	6,052,808

Denmark - 1.6%
Carlsberg A/S, Class B (a)	44,257	5,308,107
Danske Bank A/S (a)	144,425	5,621,309
DSV A/S	14,455	1,137,404
GN Store Nord A/S (a)	353,430	11,414,739
H Lundbeck A/S (a)	164,285	8,331,059
ISS A/S	29,938	1,159,053
Novo Nordisk A/S, Class B (a)	214,412	11,521,534
Orsted A/S (b)	20,887	1,138,525
TDC A/S (a)	1,339,235	8,226,525
Vestas Wind Systems A/S (a)	483,827	33,432,603

		87,290,858

INVESTMENTS	SHARES	VALUE
Finland - 0.9%
Cargotec OYJ, Class B	13,650	$772,864
Fortum OYJ	111,334	2,203,452
Kesko OYJ, Class B (a)	51,208	2,779,966
Neste OYJ (a)	311,816	19,959,678
Orion OYJ, Class B (a)	119,153	4,442,635
UPM-Kymmene OYJ (a)	565,880	17,567,658

		47,726,253

Germany - 0.9%
Aurubis AG (a)	109,508	10,164,935
Deutsche Lufthansa AG (Registered) (a)	768,632	28,227,026
OSRAM Licht AG (a)	94,204	8,435,346

		46,827,307

Italy - 3.6%
A2A SpA (a)	6,943,183	12,846,851
Assicurazioni Generali SpA (a)	333,455	6,069,367
Davide Campari-Milano SpA	139,837	1,080,468
DiaSorin SpA	26,376	2,338,902
Enel SpA (a)	11,294,558	69,453,322
Eni SpA	109,746	1,816,071
FinecoBank Banca Fineco SpA	111,880	1,142,811
Hera SpA (a)	1,554,914	5,426,463
Intesa Sanpaolo SpA (a)	12,093,741	40,125,354
Italgas SpA	190,220	1,160,680
Leonardo SpA (a)	834,296	9,914,115
Moncler SpA (a)	646,138	20,196,693
Poste Italiane SpA (a)(b)	631,982	4,758,163
Prysmian SpA (a)	221,567	7,219,790
Recordati SpA (a)	233,711	10,386,004
Terna Rete Elettrica Nazionale SpA	342,708	1,992,182
Unipol Gruppo SpA	296,082	1,386,796

		197,314,032

Malta - 0.1%
Kindred Group plc, SDR (a)	540,883	7,723,171

Netherlands - 1.9%
Akzo Nobel NV (a)	36,006	3,159,353
ASM International NV (a)	186,131	12,569,870
ASML Holding NV	5,943	1,033,241
ASR Nederland NV (a)	146,715	6,039,792
Koninklijke DSM NV (a)	83,691	7,994,493
Koninklijke Philips NV (a)	813,139	30,703,057
NN Group NV (a)	536,242	23,194,380
Philips Lighting NV (a)(b)	302,915	11,109,965
Randstad Holding NV (a)	114,664	7,035,676
Wolters Kluwer NV (a)	59,732	3,113,808

		105,953,635

Norway - 0.5%
Leroy Seafood Group ASA (a)	749,959	4,011,526
Marine Harvest ASA *(a)	1,220,024	20,631,440
Norsk Hydro ASA	206,703	1,566,977
Salmar ASA	69,782	2,096,500
Telenor ASA	36,099	772,764

		29,079,207

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
Portugal - 0.2%
EDP - Energias de Portugal SA (a)	1,443,676	$4,993,903
Galp Energia SGPS SA (a)	193,067	3,547,173

		8,541,076

Singapore - 0.2%
Genting Singapore plc (a)	12,705,600	12,408,796
StarHub Ltd.	397,200	845,216

		13,254,012

Spain - 2.1%
ACS Actividades de Construccion y Servicios SA (a)	161,918	6,325,104
Amadeus IT Group SA (a)	146,599	10,549,632
Endesa SA (a)	857,948	18,349,642
Gas Natural SDG SA	33,460	772,206
Iberdrola SA (a)	1,474,012	11,410,757
Mapfre SA (a)	2,808,141	9,007,567
Melia Hotels International SA	129,913	1,787,572
Repsol SA (a)	3,234,796	57,115,022

		115,317,502

Sweden - 2.0%
Alfa Laval AB	44,242	1,046,468
BillerudKorsnas AB (a)	164,771	2,821,492
Boliden AB (a)	1,172,364	40,092,181
Electrolux AB, Series B (a)	255,439	8,223,958
Essity AB, Class B *(a)	608,874	17,302,927
Husqvarna AB, Class B	242,166	2,304,088
NCC AB, Class B (a)	210,681	4,040,542
Saab AB, Class B	50,707	2,466,075
Sandvik AB	96,964	1,697,325
SSAB AB, Class A *	271,793	1,485,251
Svenska Cellulosa AB SCA, Class B (a)	1,327,505	13,673,734
Swedish Match AB	29,003	1,142,477
Tele2 AB, Class B	133,447	1,640,067
Volvo AB, Class B (a)	510,266	9,502,117

		107,438,702

Switzerland - 4.0%
ABB Ltd. (Registered) (a)	282,188	7,558,221
Adecco Group AG (Registered) *(a)	352,882	26,967,276
Baloise Holding AG (Registered) (a)	31,466	4,891,248
dormakaba Holding AG *(a)	2,796	2,603,493
Flughafen Zurich AG (Registered)	7,422	1,696,423
Georg Fischer AG (Registered) (a)	10,526	13,896,074
Lonza Group AG (Registered) *(a)	142,800	38,514,058
Nestle SA (Registered) (a)	135,072	11,612,986
Novartis AG (Registered)	15,543	1,307,982
Partners Group Holding AG (a)	11,485	7,869,445
Roche Holding AG (a)	65,356	16,525,616
Sika AG (a)	2,724	21,612,214
Sonova Holding AG (Registered)	6,816	1,063,929
STMicroelectronics NV (a)	1,122,427	24,495,344
Straumann Holding AG (Registered) (a)	6,008	4,238,341
Swiss Life Holding AG (Registered) *(a)	15,215	5,378,109
Temenos Group AG (Registered) *(a)	209,083	26,756,517
Zurich Insurance Group AG (a)	16,571	5,038,306

		222,025,582

INVESTMENTS	SHARES	VALUE
United Kingdom - 0.9%
Fiat Chrysler Automobiles NV *(a)	2,736,403	$48,853,853

TOTAL COMMON STOCKS (Cost $1,142,653,175)		1,344,649,545

SHORT-TERM INVESTMENTS - 90.8%
INVESTMENT COMPANIES - 53.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (c)	6,985,687	6,985,687
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (c)	27,942,746	27,942,746
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (c)(d)	52,396,902	52,396,902
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (c)(d)	854,431,112	854,431,112
Limited Purpose Cash Investment Fund, 1.17% (c)(e)	1,987,905,834	1,987,707,043
UBS Select Treasury Preferred Fund, Class I, 1.16% (c)	34,928,433	34,928,433

TOTAL INVESTMENT COMPANIES (Cost $2,964,391,923)		2,964,391,923

	PRINCIPAL AMOUNT

U.S. TREASURY OBLIGATIONS - 36.9%
U.S. Treasury Bills
1.14%, 1/4/2018 (f)	$130,227,000	130,218,797
1.13%, 1/11/2018 (f)	54,146,000	54,130,061
1.10%, 1/18/2018 (f)	111,518,000	111,456,603
1.14%, 1/25/2018 (f)	46,455,000	46,418,494
1.14%, 2/1/2018 (f)	14,847,000	14,831,344
1.15%, 2/8/2018 (f)	114,402,000	114,254,878
1.12%, 2/15/2018 (f)	57,857,000	57,769,491
1.12%, 2/22/2018 (f)	173,249,000	172,938,524
1.12%, 3/1/2018 (f)	13,662,000	13,633,991
1.12%, 3/8/2018 (f)	139,007,000	138,682,288
1.15%, 3/15/2018 (f)	72,635,000	72,446,875
1.19%, 3/22/2018 (f)	68,680,000	68,475,782
1.18%, 3/29/2018 (f)	109,745,000	109,386,157
1.20%, 4/5/2018 (f)	62,615,000	62,390,362
1.23%, 4/12/2018 (f)	59,415,000	59,185,592
1.25%, 4/19/2018 (f)	37,626,000	37,469,993
1.25%, 4/26/2018 (f)	169,209,000	168,476,254
1.27%, 5/3/2018 (f)	76,812,000	76,451,203
1.31%, 5/10/2018 (f)	103,281,000	102,757,709
1.37%, 5/17/2018 (f)	29,722,000	29,563,730
1.43%, 5/24/2018 (f)	32,606,000	32,419,994
1.45%, 5/31/2018 (f)	77,177,000	76,713,032
1.46%, 6/7/2018 (f)	125,772,000	124,972,195
1.47%, 6/14/2018 (f)	134,259,000	133,371,473

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

U.S. TREASURY OBLIGATIONS -36.9% (continued)
1.49%, 6/21/2018 (f)	$1,125,000	$1,117,031
1.54%, 6/28/2018 (f)	16,316,000	16,195,068

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,026,126,969)		2,025,726,921

TOTAL SHORT-TERM INVESTMENTS (Cost $4,990,518,892)		4,990,118,844

TOTAL LONG POSITIONS (Cost $6,133,172,067)		6,334,768,389

	SHARES
SHORT POSITIONS - (20.8)%
COMMON STOCKS - (20.8)%

Austria - (0.2)%
ams AG *	(130,204)	(11,795,423)

Belgium - (1.6)%
Anheuser-Busch InBev SA	(712,687)	(79,565,402)
Galapagos NV *	(41,633)	(3,922,970)
Telenet Group Holding NV *	(91,866)	(6,400,003)

		(89,888,375)

Canada - (3.1)%
Agnico Eagle Mines Ltd. (1)	(111,033)	(5,126,774)
AltaGas Ltd. (1)	(303,773)	(6,916,454)
Barrick Gold Corp. (1)	(123,476)	(1,785,834)
Bombardier, Inc., Class B (1)*	(905,692)	(2,183,172)
Cameco Corp. (1)	(758,657)	(7,007,166)
Eldorado Gold Corp. (1)	(1,556,761)	(2,254,022)
Element Fleet Management Corp. (1)	(420,632)	(3,179,001)
Enbridge Income Fund Holdings, Inc. (1)	(46,905)	(1,112,361)
Enbridge, Inc. (1)	(787,773)	(30,809,006)
Fairfax Financial Holdings Ltd. (1)	(15,622)	(8,318,560)
Franco-Nevada Corp. (1)	(116,558)	(9,315,367)
Gildan Activewear, Inc. (1)	(122,217)	(3,948,474)
Goldcorp, Inc. (1)	(830,084)	(10,585,717)
Imperial Oil Ltd. (1)	(254,347)	(7,937,974)
Inter Pipeline Ltd. (1)	(38,344)	(794,029)
Keyera Corp. (1)	(122,932)	(3,464,003)
Kinross Gold Corp. (1)*	(248,915)	(1,073,285)
Peyto Exploration & Development Corp. (1)	(102,094)	(1,220,742)
Teck Resources Ltd., Class B (1)	(235,078)	(6,147,187)
TransCanada Corp. (1)	(668,500)	(32,536,858)
Wheaton Precious Metals Corp. (1)	(831,169)	(18,375,646)
WSP Global, Inc. (1)	(50,686)	(2,415,750)
Yamana Gold, Inc. (1)	(1,178,456)	(3,675,058)

		(170,182,440)

Colombia - (0.1)%
Millicom International Cellular SA, SDR	(83,557)	(5,640,511)

Denmark - (1.6)%
AP Moller - Maersk A/S, Class B	(1,060)	(1,847,566)
Chr Hansen Holding A/S	(97,626)	(9,152,674)
Coloplast A/S, Class B	(65,963)	(5,244,095)
Genmab A/S *	(96,380)	(15,961,491)

INVESTMENTS	SHARES	VALUE
Denmark - (1.6)% (continued)
Novozymes A/S, Class B	(307,576)	$(17,558,695)
Pandora A/S	(364,075)	(39,574,421)

		(89,338,942)

Finland - (0.3)%
Amer Sports OYJ *	(297,954)	(8,246,844)
Metso OYJ	(31,303)	(1,067,909)
Nokia OYJ	(882,090)	(4,121,425)

		(13,436,178)

Hong Kong - 0.0% (g)
Hutchison Port Holdings Trust, Class U (1)	(2,834,100)	(1,139,308)

Italy - (2.6)%
Azimut Holding SpA	(147,698)	(2,825,633)
Banca Generali SpA	(30,412)	(1,010,572)
Banco BPM SpA *	(3,017,007)	(9,449,210)
BPER Banca	(3,489,185)	(17,577,328)
Brembo SpA	(107,490)	(1,632,998)
Buzzi Unicem SpA	(400,056)	(10,792,327)
Mediaset SpA *	(890,077)	(3,448,277)
Saipem SpA *	(4,709,386)	(21,487,768)
Salvatore Ferragamo SpA	(123,094)	(3,269,340)
UniCredit SpA *	(2,524,242)	(47,087,839)
Unione di Banche Italiane SpA	(3,856,765)	(16,813,322)
Yoox Net-A-Porter Group SpA *	(193,576)	(6,752,323)

		(142,146,937)

Luxembourg - (0.8)%
Tenaris SA	(2,856,235)	(45,334,116)

Netherlands - (1.7)%
Altice NV, Class A *	(3,933,765)	(41,251,207)
Boskalis Westminster	(302,833)	(11,411,835)
Gemalto NV	(108,518)	(6,426,449)
Koninklijke KPN NV	(319,468)	(1,115,353)
Koninklijke Vopak NV	(317,708)	(13,916,958)
OCI NV *	(390,478)	(9,847,887)
SBM Offshore NV	(592,286)	(10,431,317)

		(94,401,006)

Norway - (0.4)%
Gjensidige Forsikring ASA	(70,842)	(1,336,242)
Schibsted ASA, Class A	(185,306)	(5,303,489)
Statoil ASA	(232,686)	(4,981,442)
Yara International ASA	(231,897)	(10,647,401)

		(22,268,574)

Portugal - (0.3)%
Banco Comercial Portugues SA, Class R *	(42,835,128)	(13,942,582)

Singapore - (0.3)%
CapitaLand Ltd.	(589,500)	(1,550,791)
Global Logistic Properties Ltd.	(2,354,500)	(5,928,927)
Keppel Corp. Ltd.	(1,109,000)	(6,068,675)
Singapore Post Ltd.	(955,800)	(886,121)
Singapore Press Holdings Ltd.	(2,012,500)	(3,981,444)

		(18,415,958)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
Spain - (2.1)%
Acerinox SA	(78,866)	$(1,125,492)
Atresmedia Corp. de Medios de Comunicacion SA	(72,432)	(755,924)
Bankia SA	(5,744,940)	(27,420,328)
Cellnex Telecom SA (b)	(623,662)	(15,956,666)
Ferrovial SA	(689,079)	(15,637,385)
Grifols SA	(482,924)	(14,120,227)
Industria de Diseno Textil SA	(1,191,852)	(41,442,823)

		(116,458,845)

Sweden - (2.0)%
Arjo AB, Class B (1)*	(231,335)	(660,184)
Elekta AB, Class B	(371,479)	(3,067,435)
Getinge AB, Class B	(231,335)	(3,354,525)
Hennes & Mauritz AB, Class B	(649,728)	(13,438,883)
Hexagon AB, Class B	(174,252)	(8,741,192)
Hexpol AB	(437,164)	(4,432,244)
Nordea Bank AB	(95,453)	(1,155,741)
Svenska Handelsbanken AB, Class A	(1,007,517)	(13,768,771)
Swedish Orphan Biovitrum AB *	(228,781)	(3,126,946)
Telefonaktiebolaget LM Ericsson, Class B	(8,829,344)	(58,271,290)

		(110,017,211)

Switzerland - (2.8)%
Aryzta AG *	(376,929)	(14,957,595)
Chocoladefabriken Lindt & Spruengli AG	(2,399)	(14,644,431)
Credit Suisse Group AG (Registered) *	(4,402,940)	(78,529,622)
DKSH Holding AG	(10,664)	(932,913)
Dufry AG (Registered) *	(16,325)	(2,423,285)
GAM Holding AG *	(204,253)	(3,295,766)
OC Oerlikon Corp. AG (Registered) *	(120,930)	(2,041,252)
UBS Group AG (Registered) *	(150,567)	(2,766,331)
Vifor Pharma AG	(264,694)	(33,886,124)

		(153,477,319)

United Kingdom - (0.1)%
Subsea 7 SA	(420,547)	(6,300,662)

United States - (0.3)%
Valeant Pharmaceuticals International, Inc. (1)*	(660,108)	(13,758,814)

Zambia - (0.5)%
First Quantum Minerals Ltd. (1)	(1,855,853)	(25,999,659)

TOTAL COMMON STOCKS (Proceeds $(1,107,421,145))		(1,143,942,860)

TOTAL SHORT POSITIONS (Proceeds $(1,107,421,145))		(1,143,942,860)

INVESTMENTS	SHARES	VALUE
TOTAL INVESTMENTS IN SECURITIES AT VALUE - 94.5% (Cost $5,025,750,922)		$5,190,825,529

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5% (h)		304,884,157

NET ASSETS - 100.0%		$5,495,709,686

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(3,518,145)	(0.1)%
Consumer Staples	(39,353,992)	(0.7)
Energy	(97,210,106)	(1.8)
Financials	(41,842,229)	(0.8)
Health Care	57,655,750	1.1
Industrials	192,697,913	3.5
Information Technology	(11,708,826)	(0.2)
Materials	24,794,455	0.5
Real Estate	(7,479,718)	(0.1)
Telecommunication Services	(4,000,065)	(0.1)
Utilities	130,671,648	2.4
Short-Term Investments	4,990,118,844	90.8

Total Investments In Securities At Value	5,190,825,529	94.5
Other Assets in Excess of Liabilities (h)	304,884,157	5.5

Net Assets	$5,495,709,686	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,255,767,605.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $1,049,987, which represents approximately 0.02% of net assets of the fund.
(c)	Represents 7-day effective yield as of December 31, 2017.
(d)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(e)	As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2017, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Controlled Affiliates:
Limited Purpose Cash Investment Fund (Short-Term Investment)	—	5,590,376,045	(3,602,470,211)	1,987,905,834	$1,987,707,043	$10,489,329	$—	$—

(f)	The rate shown was the effective yield at the date of purchase.
(g)	Represents less than 0.05% of net assets.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Abbreviations

OYJ - Public Traded Company

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Australia Net Return Index	Decreases in total return of reference entity and pays the BBR plus or minus a specified spread (0.10)	Increases in total return of reference entity	Monthly	JPMC	03/23/2018	AUD	1,339,088	$12,032
MSCI Hong Kong Net Return Index	Decreases in total return of reference entity and pays the HIBOR plus or minus a specified spread (0.40)	Increases in total return of reference entity	Monthly	JPMC	03/23/2018	HKD	95,776,793	416,420

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Japan Net Return Index	Decreases in total return of reference entity and pays the LIBOR plus or minus a specified spread (0.15)	Increases in total return of reference entity	Monthly	JPMC	03/26/2018	JPY	4,988,915,707	$620,880
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	CHF	31,421,910	128,252
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	03/16/2018	CHF	39,485,940	91,674

								1,269,258

MSCI European Union Net Return Index	Decreases in total return of reference entity and pays the EURIBOR plus or minus a specified spread (0.00)	Increases in total return of reference entity	Monthly	JPMC	03/23/2018	EUR	4,793,706	(81,159)
MSCI Singapore Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	JPMC	01/30/2018	SGD	(698,580)	(213)

								(81,372)

								$1,187,886

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	334	1/2018	EUR	$43,641,664	$(479,057)
CAC 40 10 Euro Index	1,532	1/2018	EUR	97,616,028	(1,389,155)
Hang Seng Index	100	1/2018	HKD	19,165,861	209,446
IBEX 35 Index	229	1/2018	EUR	27,533,716	(606,304)
MSCI Singapore Index	449	1/2018	SGD	13,029,040	72,303
OMXS30 Index	1,725	1/2018	SEK	33,104,330	(970,956)
DAX Index	206	3/2018	EUR	79,773,826	(1,348,493)
FTSE 100 Index	1,841	3/2018	GBP	189,852,119	4,476,796
FTSE/MIB Index	103	3/2018	EUR	13,444,145	(542,235)
S&P 500 E-Mini Index	10,872	3/2018	USD	1,454,673,600	7,689,093
S&P/TSX 60 Index	798	3/2018	CAD	121,560,096	80,734
SPI 200 Index	570	3/2018	AUD	66,933,744	(139,260)
TOPIX Index	718	3/2018	JPY	115,784,868	1,959,482

					9,012,394

Short Contracts
EURO STOXX 50 Index	(116)	3/2018	EUR	(4,861,648)	43,255

					43,255

					$9,055,649

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	36,718,800	USD	27,792,079	CITI	3/21/2018	$ 853,473
AUD	55,078,200	USD	41,688,171	JPMC	3/21/2018	1,280,158
CAD	55,920,166	USD	43,805,798	CITI	3/21/2018	726,378
CAD	83,880,244	USD	65,708,776	JPMC	3/21/2018	1,089,485
CHF	17,977,835	USD	18,365,447	CITI	3/21/2018	187,139
CHF	26,966,747	USD	27,548,199	JPMC	3/21/2018	280,674
DKK	35,069,777	USD	5,644,206	CITI	3/21/2018	35,833
DKK	52,604,666	USD	8,466,320	JPMC	3/21/2018	53,740
EUR	64,261,551	USD	76,701,963	CITI	3/21/2018	762,154
EUR	96,392,329	USD	115,053,091	JPMC	3/21/2018	1,143,088
GBP	47,494,028	USD	63,678,648	CITI	3/21/2018	610,278
GBP	71,241,040	USD	95,518,089	JPMC	3/21/2018	915,298
HKD	45,502,550	USD	5,829,996	CITI	3/21/2018	2,994
HKD	68,253,825	USD	8,745,005	JPMC	3/21/2018	4,480
ILS	6,316,000	USD	1,809,409	CITI	3/21/2018	11,488
ILS	9,474,000	USD	2,714,116	JPMC	3/21/2018	17,228
NOK	16,723,654	USD	2,026,768	CITI	3/21/2018	14,467
NOK	25,085,482	USD	3,040,156	JPMC	3/21/2018	21,696
NZD	955,200	USD	654,935	CITI	3/21/2018	21,359
NZD	1,432,799	USD	982,404	JPMC	3/21/2018	32,038
SEK	129,383,505	USD	15,571,218	CITI	3/21/2018	275,830
SEK	194,075,257	USD	23,356,856	JPMC	3/21/2018	413,715
SGD	10,338,686	USD	7,669,602	CITI	3/21/2018	69,760
SGD	15,508,029	USD	11,504,417	JPMC	3/21/2018	104,626
USD	390	NOK	3,200	CITI	3/21/2018	—
USD	384,608	JPY	43,027,200	CITI	3/22/2018	1,201
USD	576,912	JPY	64,540,800	JPMC	3/22/2018	1,801

Total unrealized appreciation						8,930,381

GBP	7,306,773	USD	9,898,040	CITI	3/21/2018	(7,437)
GBP	10,960,160	USD	14,847,080	JPMC	3/21/2018	(11,174)
HKD	68,646,250	USD	8,806,554	CITI	3/21/2018	(6,764)
HKD	102,969,375	USD	13,209,847	JPMC	3/21/2018	(10,162)
NOK	2,227,351	USD	272,515	CITI	3/21/2018	(652)
NOK	3,341,028	USD	408,773	JPMC	3/21/2018	(978)
USD	1,240,706	CAD	1,577,200	CITI	3/21/2018	(15,301)
USD	1,861,057	CAD	2,365,800	JPMC	3/21/2018	(22,954)
USD	1,985,966	CHF	1,946,000	CITI	3/21/2018	(22,247)
USD	2,978,946	CHF	2,919,000	JPMC	3/21/2018	(33,374)
USD	3,127,765	DKK	19,497,200	CITI	3/21/2018	(30,079)
USD	4,691,642	DKK	29,245,800	JPMC	3/21/2018	(45,124)
USD	8,196,094	EUR	6,904,000	CITI	3/21/2018	(126,336)
USD	12,294,125	EUR	10,356,000	JPMC	3/21/2018	(189,520)
USD	2,578,094	GBP	1,916,400	CITI	3/21/2018	(15,986)
USD	3,867,136	GBP	2,874,600	JPMC	3/21/2018	(23,984)
USD	933,922	NOK	7,806,800	CITI	3/21/2018	(18,951)
USD	1,401,467	NOK	11,715,000	JPMC	3/21/2018	(28,428)
USD	563,169	SEK	4,708,400	CITI	3/21/2018	(13,522)
USD	844,752	SEK	7,062,600	JPMC	3/21/2018	(20,284)
USD	458,341	SGD	618,800	CITI	3/21/2018	(4,882)
USD	687,510	SGD	928,200	JPMC	3/21/2018	(7,324)
JPY	11,245,800,400	USD	100,677,470	CITI	3/22/2018	(468,381)
JPY	16,868,700,601	USD	151,016,394	JPMC	3/22/2018	(702,760)

Total unrealized depreciation						(1,826,604)

Net unrealized appreciation						$7,103,777

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Total Return Basket Swaps Outstanding at December 31, 2017

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR plus or minus a specified spread (-0.03% to 0.03%), which is denominated in AUD based on the local currencies of the positions within the swap.	61 months maturity 09/21/2021	$175,263,979	$2,711,909	$294,607	$3,006,516

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Australia
Adelaide Brighton Ltd.	169,355	$858,280	$133,817	0.0%
AGL Energy Ltd.	774,310	14,673,198	1,332,932	0.0
Aurizon Holdings Ltd.	1,788,337	6,890,917	354,450	0.0
Australia & New Zealand Banking Group Ltd.	48,771	1,088,034	(34,143)	(0.0)
Bendigo & Adelaide Bank Ltd.	115,155	1,044,973	33,183	0.0
CIMIC Group Ltd.	226,374	9,053,926	3,236,557	0.1
Coca-Cola Amatil Ltd.	168,298	1,114,951	(173,816)	(0.0)
Fortescue Metals Group Ltd.	2,350,838	8,896,433	(870,500)	(0.0)
Harvey Norman Holdings Ltd.	340,622	1,104,599	(14,440)	(0.0)
Newcrest Mining Ltd.	626,956	11,161,059	298,844	0.0
Orica Ltd.	406,402	5,713,605	(652,420)	(0.0)
Origin Energy Ltd.	1,290,793	9,455,312	1,985,597	0.0
Qantas Airways Ltd.	464,959	1,823,127	(456,803)	(0.0)
South32 Ltd.	3,900,069	10,571,327	1,403,064	0.0
Sydney Airport	145,998	801,108	(24,265)	(0.0)
Treasury Wine Estates Ltd.	262,954	3,262,986	991,678	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
Australia
Alumina Ltd.	(1,320,592)	$(2,488,741)	$(91,037)	(0.0	) %
AMP Ltd.	(2,820,978)	(11,386,893)	(2,477)	(0.0)
APA Group	(1,063,031)	(6,893,185)	208,654	0.0
AusNet Services	(595,970)	(837,519)	(67,301)	(0.0)
Brambles Ltd.	(1,079,155)	(8,457,410)	(322,414)	(0.0)
CSL Ltd.	(41,751)	(4,588,172)	(89,288)	(0.0)
Domino’s Pizza Enterprises Ltd.	(232,588)	(8,453,634)	604,984	0.0
Healthscope Ltd.	(7,055,804)	(11,533,810)	65,298	0.0
Ramsay Health Care Ltd.	(85,732)	(4,681,521)	(339,328)	(0.0)
REA Group Ltd.	(122,292)	(7,291,953)	(1,623,095)	(0.0)
SEEK Ltd.	(650,227)	(9,615,355)	(1,681,980)	(0.0)
TPG Telecom Ltd.	(1,465,877)	(7,500,914)	(1,152,484)	(0.0)
Vocus Group Ltd.	(1,705,337)	(4,021,036)	(341,358)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HKD/USD 1 Month Forward FX Swap Rate plus or minus a specified spread (-0.23% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	61 months maturity 01/19/2022	$84,256,715	$576,117	$412,069	$988,186

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Hong Kong
Chow Tai Fook Jewellery Group Ltd.	2,352,800	$2,467,162	$(123,668)	(0.0)%
Henderson Land Development Co. Ltd.	413,000	2,715,477	51,445	0.0
Kerry Properties Ltd.	1,325,000	5,952,293	1,663,767	0.0
Melco International Development Ltd.	3,472,000	10,181,620	1,146,416	0.0
New World Development Co. Ltd.	3,189,000	4,779,602	725,099	0.0
Sino Land Co. Ltd.	1,352,000	2,391,834	160,939	0.0
SJM Holdings Ltd.	2,521,000	2,252,604	68,429	0.0
Swire Properties Ltd.	253,600	817,106	29,027	0.0
WH Group Ltd.	3,731,000	4,204,958	1,206,725	0.0
Wheelock & Co. Ltd.	390,000	2,780,014	450,446	0.0
Xinyi Glass Holdings Ltd.	680,000	883,905	50,411	0.0
Yue Yuen Industrial Holdings Ltd.	390,500	1,533,241	155,073	0.0

Macau
Wynn Macau Ltd.	377,600	1,193,772	78,742	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
China
Guotai Junan International Holdings Ltd.	(3,104,000)	$(970,803)	$44,878	0.0%

Hong Kong
ASM Pacific Technology Ltd.	(316,200)	(4,386,655)	189,476	0.0
Cathay Pacific Airways Ltd.	(554,000)	(858,818)	(86,838)	(0.0)
Haitong International Securities Group Ltd.	(9,693,313)	(5,513,461)	103,262	0.0
Hong Kong & China Gas Co. Ltd.	(3,324,615)	(6,510,571)	(1,074,602)	(0.0)
Hysan Development Co. Ltd.	(163,000)	(863,838)	(120,616)	(0.0)
MTR Corp. Ltd.	(1,257,704)	(7,361,507)	(740,205)	(0.0)
Techtronic Industries Co. Ltd.	(242,500)	(1,577,567)	(433,508)	(0.0)
Value Partners Group Ltd.	(3,565,000)	(3,778,825)	(596,920)	(0.0)

Macau
MGM China Holdings Ltd.	(1,917,600)	(5,786,705)	(1,672,871)	(0.0)

United States
Samsonite International SA	(979,800)	(4,494,377)	(698,790)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.45% to 0.04%), which is denominated in GBP based on the local currencies of the positions within the swap.	111 months maturity 08/19/2022	$558,599,366	$7,336,223	$7,530,575	$14,866,798

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Australia
BHP Billiton plc	863,298	$17,456,184	$1,045,026	0.0%

Netherlands
Royal Dutch Shell plc	178,927	5,973,155	91,462	0.0

South Africa
Investec plc	697,583	5,022,772	(349,660)	(0.0)

Switzerland
Coca-Cola HBC AG	191,460	6,252,714	1,075,135	0.0

United Kingdom
Ashtead Group plc	367,085	9,845,760	1,877,141	0.0
AstraZeneca plc	121,881	8,410,471	283,684	0.0
BAE Systems plc	857,420	6,624,707	(276,764)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

United Kingdom (continued)
Barratt Developments plc	1,360,215	$11,865,791	$1,336,247	0.0%
Bellway plc	116,960	5,607,028	1,144,597	0.0
British American Tobacco plc	163,041	11,021,373	32,525	0.0
BT Group plc	7,813,304	28,637,982	(3,295,853)	(0.1)
GKN plc	2,195,937	9,443,222	(648,160)	(0.0)
GlaxoSmithKline plc	1,171,796	20,751,559	(1,259,505)	(0.0)
Imperial Brands plc	228,787	9,758,826	144,017	0.0
Inchcape plc	469,082	4,941,520	198,525	0.0
Indivior plc	1,568,501	8,613,470	1,869,721	0.0
National Grid plc	880,632	10,381,349	(478,354)	(0.0)
Persimmon plc	267,329	9,876,282	942,891	0.0
Reckitt Benckiser Group plc	54,009	5,038,687	203,084	0.0
Rio Tinto plc	159,666	8,375,694	360,173	0.0
Royal Mail plc	1,422,667	8,691,928	(210,019)	(0.0)
Standard Life Aberdeen plc	1,236,789	7,274,813	225,564	0.0
Tate & Lyle plc	584,785	5,542,869	(152,728)	(0.0)
Taylor Wimpey plc	6,247,359	17,381,461	1,568,371	0.0
Vodafone Group plc	1,552,397	4,907,120	358,150	0.0

Short Positions

Common Stock
Jordan
Hikma Pharmaceuticals plc	(413,310)	(6,314,440)	2,098,618	0.0
South Africa
Mediclinic International plc	(1,071,340)	(9,376,000)	1,262,724	0.0

United Kingdom
Aggreko plc	(530,522)	(5,709,077)	590,485	0.0
Balfour Beatty plc	(1,554,346)	(6,217,122)	(773,138)	(0.0)
Barclays plc	(1,647,748)	(4,510,498)	(58,756)	(0.0)
Capita plc	(1,857,166)	(10,034,472)	3,991,040	0.1
Cobham plc	(4,076,571)	(6,936,146)	336,354	0.0
ConvaTec Group plc	(2,714,721)	(7,485,368)	1,570,407	0.0
easyJet plc	(346,550)	(6,833,275)	(698,023)	(0.0)
Experian plc	(385,734)	(8,502,616)	(510,593)	(0.0)
Halma plc	(302,593)	(5,141,404)	(739,992)	(0.0)
Hargreaves Lansdown plc	(489,854)	(11,896,489)	(3,272,463)	(0.1)
HSBC Holdings plc	(482,489)	(4,983,181)	(23,342)	(0.0)
Inmarsat plc	(1,738,915)	(11,502,578)	3,813,202	0.1
Intertek Group plc	(65,771)	(4,599,604)	(527,951)	(0.0)
John Wood Group plc	(1,628,310)	(14,247,104)	639,239	0.0
Just Eat plc	(1,205,244)	(12,677,033)	(2,579,557)	(0.0)
Pearson plc	(463,469)	(4,591,125)	(133,731)	(0.0)
Petrofac Ltd.	(1,190,338)	(8,172,054)	(1,424,198)	(0.0)
Provident Financial plc	(468,199)	(5,663,744)	2,611,064	0.0
Rightmove plc	(92,115)	(5,590,063)	(417,310)	(0.0)
Royal Bank of Scotland Group plc	(1,292,979)	(4,848,398)	(14,040)	(0.0)
RPC Group plc	(476,947)	(5,665,277)	333,132	0.0
Standard Chartered plc	(1,767,584)	(18,562,434)	(620,395)	(0.0)
Tesco plc	(14,587,119)	(41,268,834)	(4,235,102)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the JPY/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.90% to 0.04%), which is denominated in JPY based on the local currencies of the positions within the swap.	99 months maturity 08/20/2021	$1,723,735,512	$41,748,629	$1,313,819	$43,062,448

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Japan
Bandai Namco Holdings, Inc.	442,900	$14,456,132	$1,643,335	0.0%
Fujitsu Ltd.	4,054,000	28,740,965	882,832	0.0
Haseko Corp.	1,328,200	20,584,757	5,216,716	0.1
Hitachi Ltd.	4,929,000	38,240,170	4,691,778	0.1
Idemitsu Kosan Co. Ltd.	529,000	21,189,485	6,721,275	0.1
Inpex Corp.	1,460,900	18,182,391	4,107,786	0.1
Japan Airlines Co. Ltd.	371,400	14,510,546	2,270,401	0.0
JFE Holdings, Inc.	993,500	23,742,089	3,907,492	0.1
JXTG Holdings, Inc.	6,145,200	39,490,954	10,519,450	0.2
Kajima Corp.	2,602,000	24,999,760	2,853,770	0.1
Marubeni Corp.	1,938,800	14,016,921	1,649,532	0.0
Matsumotokiyoshi Holdings Co. Ltd.	322,800	13,260,970	3,310,472	0.1
Mitsubishi Gas Chemical Co., Inc.	493,900	14,142,816	4,914,794	0.1
Mitsui Chemicals, Inc.	485,700	15,575,170	4,024,104	0.1
Nippon Telegraph & Telephone Corp.	628,600	29,553,069	445,409	0.0
Obayashi Corp.	1,523,100	18,399,246	1,191,972	0.0
SMC Corp.	32,000	13,132,301	204,366	0.0
Square Enix Holdings Co. Ltd.	493,900	23,434,475	8,376,270	0.2
Start Today Co. Ltd.	748,200	22,710,196	1,444,108	0.0
Taisei Corp.	610,400	30,355,744	1,838,636	0.0
THK Co. Ltd.	339,200	12,679,229	1,568,322	0.0
Tokyo Electron Ltd.	165,400	29,836,414	547,497	0.0
Tosoh Corp.	1,316,400	29,698,249	4,320,952	0.1

Short Positions

Common Stock
Japan
Aeon Co. Ltd.	(1,262,200)	(21,290,359)	(3,698,479)	(0.1)
Alps Electric Co. Ltd.	(499,100)	(14,197,087)	(927,894)	(0.0)
Asics Corp.	(1,014,400)	(16,123,690)	864,792	0.0
Calbee, Inc.	(534,700)	(17,376,515)	1,332,651	0.0
FamilyMart UNY Holdings Co. Ltd.	(449,000)	(31,447,145)	(6,483,086)	(0.1)
Fast Retailing Co. Ltd.	(33,300)	(13,240,538)	(3,467,558)	(0.1)
Isetan Mitsukoshi Holdings Ltd.	(1,443,300)	(17,860,614)	(3,287,354)	(0.1)
Japan Post Holdings Co. Ltd.	(1,238,000)	(14,179,947)	129,368	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Japan (continued)
Kakaku.com, Inc.	(797,800)	$(13,467,402)	$(1,653,956)	(0.0	) %
Kansai Paint Co. Ltd.	(504,300)	(13,086,207)	(1,538,447)	(0.0)
Kyushu Electric Power Co., Inc.	(1,201,000)	(12,579,954)	(486,129)	(0.0)
M3, Inc.	(352,600)	(12,360,100)	(2,815,543)	(0.1)
Marui Group Co. Ltd.	(1,122,100)	(20,512,117)	(4,596,782)	(0.1)
MonotaRO Co. Ltd.	(413,100)	(13,165,429)	(1,417,189)	(0.0)
NGK Spark Plug Co. Ltd.	(921,600)	(22,337,129)	(4,548,404)	(0.1)
Nidec Corp.	(128,200)	(17,950,186)	(3,083,590)	(0.1)
Nippon Paint Holdings Co. Ltd.	(460,000)	(14,534,333)	1,126,845	0.0
Odakyu Electric Railway Co. Ltd.	(555,400)	(11,867,057)	(654,354)	(0.0)
Ono Pharmaceutical Co. Ltd.	(880,100)	(20,472,633)	(1,642,272)	(0.0)
Ricoh Co. Ltd.	(2,727,300)	(25,273,381)	(1,418,312)	(0.0)
Seibu Holdings, Inc.	(806,300)	(15,232,905)	(1,604,305)	(0.0)
Shimano, Inc.	(236,000)	(33,171,833)	602,505	0.0
Sony Financial Holdings, Inc.	(966,700)	(17,085,081)	(1,702,350)	(0.0)
Sysmex Corp.	(307,900)	(24,176,617)	(5,758,718)	(0.1)
T&D Holdings, Inc.	(1,194,400)	(20,377,052)	(2,376,764)	(0.0)
Yamato Holdings Co. Ltd.	(622,700)	(12,500,921)	202,713	0.0
Yaskawa Electric Corp.	(291,900)	(12,789,638)	(4,284,229)	(0.1)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR or EONIA plus or minus a specified spread (-0.11% to 0.03%), which is denominated in EUR based on the local currencies of the positions within the swap.	37-45 months maturity 12/21/2020	$465,917,902	$(14,647,782)	$(378,564)	$(15,026,346)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
France
Air France-KLM	960,404	$15,600,853	$3,417,461	0.1%
Amundi SA	58,450	4,950,416	(58,195)	(0.0)
Atos SE	139,451	20,274,818	133,675	0.0
BioMerieux	40,390	3,616,279	241,843	0.0
BNP Paribas SA	90,388	6,723,839	(450,526)	(0.0)
Bouygues SA	21,058	1,092,651	82,212	0.0
Capgemini SE	181,563	21,504,667	1,900,270	0.0
Cie de Saint-Gobain	326,383	17,962,898	(610,851)	(0.0)
Cie Generale des Etablissements Michelin	185,357	26,516,299	1,140,458	0.0
CNP Assurances	200,374	4,622,100	54,046	0.0
Engie SA	705,439	12,127,566	(219,668)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
France (continued)
Eutelsat Communications SA	93,947	$2,175,114	$(343,997)	(0.0	) %
Faurecia	38,020	2,963,093	47,735	0.0
Ipsen SA	46,210	5,499,978	(411,059)	(0.0)
Kering	16,821	7,918,102	64,007	0.0
Lagardere SCA	133,785	4,284,353	(129,874)	(0.0)
L’Oreal SA	10,439	2,313,083	(89,284)	(0.0)
Peugeot SA	1,232,148	25,026,465	(2,242,632)	(0.0)
Renault SA	201,653	20,241,541	328,811	0.0
Sanofi	94,776	8,159,454	(1,272,160)	(0.0)
Teleperformance	46,555	6,664,345	722,338	0.0
Thales SA	109,670	11,802,666	(178,363)	(0.0)
Ubisoft Entertainment SA	36,293	2,788,455	82,058	0.0
Valeo SA	54,205	4,037,777	162,790	0.0
Veolia Environnement SA	35,931	916,211	(5,100)	(0.0)

Short Positions

Common Stock
France
Accor SA	(630,789)	(32,473,006)	(2,449,216)	(0.0)
Aeroports de Paris	(17,417)	(3,311,824)	(504,707)	(0.0)
Air Liquide SA	(26,516)	(3,333,441)	(1,188,902)	(0.0)
Airbus SE	(133,224)	(13,240,715)	(872,447)	(0.0)
Bollore SA	(1,065,576)	(5,780,518)	(1,113,180)	(0.0)
Bollore SA	(1,460)	(7,971)	(7,846)	(0.0)
Bureau Veritas SA	(175,713)	(4,799,201)	(539,684)	(0.0)
Carrefour SA	(1,524,999)	(32,879,630)	(1,161,156)	(0.0)
Casino Guichard Perrachon SA	(21,915)	(1,328,737)	(19,753)	(0.0)
Edenred	(436,117)	(12,625,535)	(1,129,327)	(0.0)
Electricite de France SA	(2,446,422)	(30,559,554)	(4,114,142)	(0.1)
Essilor International Cie Generale d’Optique SA	(27,090)	(3,731,419)	(107,251)	(0.0)
Iliad SA	(18,426)	(4,415,172)	187,687	0.0
Ingenico Group SA	(235,172)	(25,105,930)	(1,329,380)	(0.0)
JCDecaux SA	(116,738)	(4,695,200)	(391,512)	(0.0)
Natixis SA	(893,465)	(7,057,047)	(636,661)	(0.0)
Orange SA	(43,996)	(762,487)	11,572	0.0
Orpea	(8,348)	(982,860)	(79,430)	(0.0)
Remy Cointreau SA	(26,229)	(3,634,164)	(754,113)	(0.0)
SCOR SE	(46,011)	(1,849,345)	21,100	0.0
Vivendi SA	(610,520)	(16,386,071)	(2,183,559)	(0.0)
Zodiac Aerospace	(184,276)	(5,508,084)	(259,689)	(0.0)

Luxembourg
Eurofins Scientific SE	(11,944)	(7,259,737)	(707,848)	(0.0)
SES SA	(282,667)	(4,407,231)	2,315,667	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR and Federal Funds Floating Rate plus or minus a specified spread (-1.72% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	37-45 months maturity ranging from 12/21/2020 – 12/22/2020	$10,169,580,605	$171,169,544	$26,292,438	$197,461,982

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
United States
Alphabet, Inc.	65,700	$69,208,380	$6,313,987	0.1%
Amazon.com, Inc.	71,220	83,289,653	5,045,643	0.1
Ameriprise Financial, Inc.	300,829	50,981,491	7,619,782	0.1
Amgen, Inc.	296,650	51,587,435	(1,428,346)	(0.0)
Apple, Inc.	336,145	56,885,818	2,650,330	0.0
BlackRock, Inc.	90,549	46,515,927	7,195,912	0.1
Boeing Co. (The)	292,237	86,183,614	12,296,426	0.2
Celgene Corp.	589,656	61,536,500	(4,725,660)	(0.1)
Constellation Brands, Inc.	203,775	46,576,852	4,520,986	0.1
eBay, Inc.	2,481,480	93,651,055	3,528,965	0.1
Exelixis, Inc.	1,548,488	47,074,035	5,783,598	0.1
Facebook, Inc.	327,917	57,864,234	1,047,083	0.0
General Motors Co.	1,577,307	64,653,814	3,912,455	0.1
Gilead Sciences, Inc.	1,222,184	87,557,262	(6,210,789)	(0.1)
Honeywell International, Inc.	473,651	72,639,117	7,495,416	0.1
International Business Machines Corp.	339,778	52,128,741	1,633,797	0.0
Johnson & Johnson	344,918	48,191,943	2,795,027	0.1
JPMorgan Chase & Co.	756,454	80,895,191	11,382,952	0.2
Lear Corp.	313,994	55,470,180	10,120,411	0.2
LyondellBasell Industries NV	831,206	91,698,646	14,457,679	0.3
McKesson Corp.	536,672	83,693,998	1,867,833	0.0
Merck & Co., Inc.	1,349,807	75,953,640	(9,282,619)	(0.2)
Micron Technology, Inc.	1,286,872	52,916,177	(5,040,698)	(0.1)
Microsoft Corp.	972,285	83,169,259	10,882,215	0.2
NVIDIA Corp.	323,870	62,668,845	(6,455,787)	(0.1)
Oracle Corp.	2,061,878	97,485,592	(3,673,921)	(0.1)
Pfizer, Inc.	1,991,136	72,118,946	3,006,602	0.1
Prudential Financial, Inc.	410,513	47,200,785	2,867,498	0.1
Texas Instruments, Inc.	468,080	48,886,275	8,688,045	0.2
United Continental Holdings, Inc.	750,549	50,587,003	2,953,349	0.1
Wal-Mart Stores, Inc.	480,714	47,470,507	8,405,468	0.2
Walt Disney Co. (The)	507,435	54,554,337	2,086,816	0.0
Western Digital Corp.	774,772	61,617,617	(4,383,675)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
United States
Advanced Micro Devices, Inc.	(5,996,564)	$(61,644,678)	$10,706,349	0.2%
Ball Corp.	(2,046,329)	(77,453,553)	2,906,327	0.1
Cheniere Energy, Inc.	(909,544)	(48,969,849)	(7,477,314)	(0.1)
Domino’s Pizza, Inc.	(298,345)	(56,375,271)	1,644,616	0.0
Envision Healthcare Corp.	(1,848,506)	(63,884,367)	16,247,419	0.3
FirstEnergy Corp.	(2,133,528)	(65,328,627)	1,161,330	0.0
Hess Corp.	(1,320,057)	(62,663,106)	(4,891,391)	(0.1)
L Brands, Inc.	(855,698)	(51,530,134)	(12,256,748)	(0.2)
NRG Energy, Inc.	(1,698,022)	(48,359,667)	(5,192,770)	(0.1)
Perrigo Co. plc	(588,803)	(51,320,069)	(4,692,141)	(0.1)
ServiceNow, Inc.	(528,973)	(68,972,789)	(11,388,826)	(0.2)
Square, Inc.	(1,521,095)	(52,736,364)	(15,185,919)	(0.3)
Tesla, Inc.	(184,882)	(57,563,011)	8,413,628	0.2
TransDigm Group, Inc.	(289,495)	(79,501,117)	(6,680,187)	(0.1)
VEREIT, Inc.	(6,750,628)	(52,587,392)	2,580,636	0.0
Workday, Inc.	(509,527)	(51,839,277)	(3,860,334)	(0.1)
XPO Logistics, Inc.	(553,140)	(50,662,093)	(15,062,659)	(0.3)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-2.75% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	24 months maturity 12/17/2019	$402,518,924	$(294,740)	$(118,521)	$(413,261)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Germany
adidas AG	20,656	$4,130,989	$(171,155)	(0.0)%
Allianz SE (Registered)	40,423	9,250,718	(326,690)	(0.0)
BASF SE	15,453	1,694,135	(51,169)	(0.0)
Bayer AG (Registered)	14,277	1,774,106	(50,225)	(0.0)
Beiersdorf AG	51,230	6,005,855	(172,698)	(0.0)
Continental AG	4,304	1,157,260	292	0.0
Covestro AG	252,570	26,006,255	550,311	0.0
Deutsche Post AG (Registered)	53,025	2,520,468	(19,779)	(0.0)
E.ON SE	594,847	6,445,866	(125,120)	(0.0)
Evonik Industries AG	20,825	782,170	(10,849)	(0.0)
Freenet AG	100,140	3,694,830	(85,571)	(0.0)
Henkel AG & Co. KGaA (Preference)	16,370	2,161,748	(74,858)	(0.0)
HOCHTIEF AG	34,546	6,101,083	82,809	0.0
HUGO BOSS AG	12,901	1,094,756	(5,972)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Germany (continued)
Infineon Technologies AG	567,344	$15,451,169	$(180,880)	(0.0	) %
KION Group AG	17,424	1,499,881	109,311	0.0
Merck KGaA	13,782	1,479,316	(32,733)	(0.0)
MTU Aero Engines AG	19,275	3,444,344	51,621	0.0
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	61,390	13,257,169	(346,178)	(0.0)
Rheinmetall AG	105,962	13,400,328	79,645	0.0
RWE AG	1,305,318	26,563,783	(5,794,795)	(0.1)
Salzgitter AG	163,744	9,301,610	454,012	0.0
Schaeffler AG (Preference)	192,775	3,401,417	62,999	0.0
Siemens AG (Registered)	53,796	7,448,471	(100,455)	(0.0)
Software AG	152,547	8,556,475	113,594	0.0
Suedzucker AG	378,604	8,195,536	421,534	0.0
Talanx AG	110,559	4,505,469	(45,255)	(0.0)
Uniper SE	205,326	6,396,749	88,006	0.0
Wacker Chemie AG	4,667	904,264	65,342	0.0
Wirecard AG	11,577	1,286,696	31,549	0.0

United Kingdom
Dialog Semiconductor plc	26,989	835,781	73,327	0.0

Short Positions

Common Stock
Germany
Axel Springer SE	(92,429)	(7,207,644)	285,913	0.0
Bilfinger SE	(112,092)	(5,309,309)	(171,666)	(0.0)
Brenntag AG	(11,929)	(752,047)	19,397	0.0
Commerzbank AG	(76,574)	(1,142,276)	27,319	0.0
Deutsche Bank AG (Registered)	(4,187,227)	(79,197,160)	3,634,823	0.1
Deutsche Telekom AG (Registered)	(102,570)	(1,813,073)	63,842	0.0
Duerr AG	(17,544)	(2,231,299)	(101,235)	(0.0)
Fielmann AG	(60,706)	(5,347,229)	25,678	0.0
GEA Group AG	(425,641)	(20,364,442)	56,406	0.0
Innogy SE	(26,614)	(1,041,585)	122,699	0.0
Krones AG	(7,736)	(1,058,823)	(68,385)	(0.0)
ProSiebenSat.1 Media SE	(621,364)	(21,328,749)	(67,466)	(0.0)
Sartorius AG (Preference)	(72,255)	(6,863,671)	197,043	0.0
Symrise AG	(163,986)	(14,059,991)	(128,561)	(0.0)
Telefonica Deutschland Holding AG	(700,943)	(3,508,039)	41,357	0.0
thyssenkrupp AG	(28,292)	(815,819)	(22,666)	(0.0)
United Internet AG (Registered)	(35,939)	(2,462,582)	38,564	0.0
Zalando SE	(377,740)	(19,917,412)	829,896	0.0

United States
QIAGEN NV	(299,741)	(9,349,079)	332,332	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Schedule of Investments	December 31, 2017

AQR LONG-SHORT EQUITY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$75,580,901	$75,580,901

CITI
Cash	(1,580,000)	—	(1,580,000)
Investment Companies	9,620,589	—	9,620,589

DTBK
Cash	69,402,955	—	69,402,955

GSIN
Cash	(195,960,000)	—	(195,960,000)
Investment Companies	853,798,385	—	853,798,385

JPMC
Investment Companies	42,636,292	—	42,636,292

MSIP
Cash	60,930,000	—	60,930,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 109.4%
COMMON STOCKS - 2.1%

Israel - 0.0% (a)
Nice Ltd., ADR (1)(b)	3,896	$358,082

United States - 2.1%
2017 Mandatory Exchangeable Trust* (b)	25,225	2,603,220
Blackhawk Network Holdings, Inc. (1)*(b)	33,111	1,180,407
Expedia, Inc. (1)	2,413	289,005
Genworth Financial, Inc., Class A (1)*	328,165	1,020,593
Macquarie Infrastructure Corp. (1)(b)	1,951	125,254
Monsanto Co .(1)	154,642	18,059,092
Neurocrine Biosciences, Inc. (1)*(b)	35,473	2,752,350
Panera Bread Co., Class A (3)*(c)	38,740	12,197,736
Priceline Group, Inc. (The) (1)*	1,543	2,681,333
Proofpoint, Inc. (1)*(b)	5,946	528,064
RealPage, Inc. (1)*(b)	17,665	782,560
ServiceNow, Inc. (1)*(b)	7,903	1,030,472
Square, Inc., Class A (1)*(b)	49,447	1,714,327
Teladoc, Inc. (1)*(b)	8,635	300,930
Tesla, Inc. (1)*(b)	18,300	5,697,705
T-Mobile US, Inc. (1)*(b)	0	10
Westar Energy, Inc. (1)	185,016	9,768,845
WGL Holdings, Inc. (1)(b)	32,436	2,784,306

		63,516,209

TOTAL COMMON STOCKS (Cost $61,010,197)		63,874,291

CONVERTIBLE PREFERRED STOCKS - 9.6%

China - 3.9%
Mandatory Exchangeable Trust $100 par, 5.75%, 6/3/2019 (b)(d)	610,168	118,836,320

Israel - 0.6%
Teva Pharmaceutical Industries Ltd. $1,000 par, 7.00%, 12/15/2018 (b)	54,225	19,206,495

United States - 5.1%
Allergan plc Series A, $1,000 par, 5.50%, 3/1/2018 (b)	43,225	25,259,609
Anthem, Inc. $50 par, 5.25%, 5/1/2018 (b)	549,150	30,752,400
Becton Dickinson and Co. Series A, $50 par, 6.13%, 5/1/2020 (b)	101,050	5,878,078
Black Hills Corp. $50 par, 7.75%, 11/1/2018 (b)	134,716	8,899,339
Bunge Ltd. $100 par, 4.88%, 12/31/2049 (b)(e)	59,900	6,233,344
Dominion Energy, Inc. Series A, $50 par, 6.75%, 8/15/2019 (b)	277,350	14,330,674
NCR Corp. Series A, $1,000 par, 5.50%, 12/31/2049* (b) (e)	3,567	4,766,939
Post Holdings, Inc. $100 par, 2.50%, 12/31/2049 (b)(e)	244,502	36,690,581
Rexnord Corp. Series A, $50 par, 5.75%, 11/15/2019 (b)	35,625	2,088,516

INVESTMENTS	SHARES	VALUE

United States - 5.1% (continued)
Southwestern Energy Co. Series B, $50 par, 6.25%, 1/15/2018 (b)	379,300	$4,516,022
Welltower, Inc., REIT Series I, $50 par, 6.50%, 12/31/2049 (b)(e)	221,875	13,284,766

		152,700,268

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $304,299,940)		290,743,083

	PRINCIPAL AMOUNT

CONVERTIBLE BONDS - 18.2%

Canada - 0.4%
Element Fleet Management Corp.
5.13%, 6/30/2019 (b)(d)	$1,022,000	821,803
4.25%, 6/30/2020 (b)(d)	14,346,000	11,384,356

		12,206,159

Monaco - 0.1%
Scorpio Tankers, Inc.
2.38%, 7/1/2019 (b)(d)	2,700,000	2,426,625

Norway - 0.1%
Ship Finance International Ltd.
5.75%, 10/15/2021 (b)	3,600,000	3,827,250

United States - 17.6%
Acorda Therapeutics, Inc. 1.75%, 6/15/2021 (b)	4,300,000	3,641,562
Allegheny Technologies, Inc. 4.75%, 7/1/2022 (b)	6,750,000	12,487,500
Allscripts Healthcare Solutions, Inc. 1.25%, 7/1/2020	525,000	561,422
Alpha Natural Resources, Inc. 4.88%, 12/15/2020 (3) (c)(f)	200,000	—
AMAG Pharmaceuticals, Inc. 3.25%, 6/1/2022	2,450,000	2,102,406
Anthem, Inc. 2.75%, 10/15/2042 (b)	13,475,000	41,444,047
Apollo Commercial Real Estate Finance, Inc., REIT
5.50%, 3/15/2019	5,175,000	5,621,344
4.75%, 8/23/2022 (b)	1,350,000	1,371,094
Atlas Air Worldwide Holdings, Inc.
1.88%, 6/1/2024	1,775,000	2,090,062
Blackstone Mortgage Trust, Inc., REIT 4.38%, 5/5/2022	2,350,000	2,383,781
Brookdale Senior Living, Inc. 2.75%, 6/15/2018 (b)	1,175,000	1,171,328
Chesapeake Energy Corp. 5.50%, 9/15/2026 (b)(d)	10,375,000	9,447,734
Cleveland-Cliffs, Inc. 1.50%, 1/15/2025 (b)	1,300,000	1,423,500
CSG Systems International, Inc. 4.25%, 3/15/2036	675,000	734,063
Echo Global Logistics, Inc. 2.50%, 5/1/2020 (b)	375,000	387,188
Ensco Jersey Finance Ltd. 3.00%, 1/31/2024 (b)	950,000	843,125

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States - 17.6% (continued)
Euronet Worldwide, Inc. 1.50%, 10/1/2044 (b)	$6,100,000	$7,503,000
EZCORP, Inc. 2.12%, 6/15/2019 (b)	3,975,000	4,089,281
Huron Consulting Group, Inc. 1.25%, 10/1/2019 (b)	3,000,000	2,791,875
Innoviva, Inc. 2.13%, 1/15/2023 (b)	2,500,000	2,471,875
Inphi Corp. 1.13%, 12/1/2020 (b)	536,000	620,755
0.75%, 9/1/2021 (b)	4,500,000	4,469,063
Intel Corp. 3.25%, 8/1/2039 (b)	30,250,000	67,192,813
Ionis Pharmaceuticals, Inc. 1.00%, 11/15/2021	2,750,000	2,902,969
iStar, Inc., REIT 3.13%, 9/15/2022 (d)	775,000	771,125
Lending Tree, Inc. 0.63%, 6/1/2022 (d)	2,100,000	3,614,625
Meritor, Inc. 3.25%, 10/15/2037 (d)	2,700,000	2,809,688
Microchip Technology, Inc. 2.25%, 2/15/2037 (b)(d)	10,865,000	12,766,375
Micron Technology, Inc. Series F, 2.13%, 2/15/2033 (b)	7,175,000	26,919,703
Molina Healthcare, Inc. 1.13%, 1/15/2020 (b)	18,775,000	35,860,250
Novellus Systems, Inc. 2.63%, 5/15/2041 (b)	13,650,000	75,109,125
NRG Yield, Inc. 3.50%, 2/1/2019 (b) (d)	6,450,000	6,526,594
3.25%, 6/1/2020 (b) (d)	3,350,000	3,314,406
Pandora Media, Inc. 1.75%, 12/1/2020 (b)	2,625,000	2,318,203
Pattern Energy Group, Inc. 4.00%, 7/15/2020	1,075,000	1,090,453
PRA Group, Inc. 3.50%, 6/1/2023 (d)	1,175,000	1,172,797
Priceline Group, Inc. (The) 1.00%, 3/15/2018 (b)	16,500,000	30,256,875
Prospect Capital Corp.
4.75%, 4/15/2020 (b)	1,100,000	1,105,500
4.95%, 7/15/2022	2,200,000	2,197,250
Redwood Trust, Inc., REIT 4.75%, 8/15/2023	2,750,000	2,653,750
SEACOR Holdings, Inc. 2.50%, 12/15/2027 (b)	5,575,000	5,662,109
Spirit Realty Capital, Inc., REIT
2.88%, 5/15/2019 (b)	3,575,000	3,581,703
3.75%, 5/15/2021 (b)	2,525,000	2,616,531
Starwood Property Trust, Inc., REIT 4.55%, 3/1/2018 (b)	2,550,000	2,647,219
SunEdison, Inc.
2.00%, 10/1/2018 (3) (c)(f)	5,950,000	119,000
0.25%, 1/15/2020 (3) (c)(d)(f)	8,325,000	166,500
2.75%, 1/1/2021 (3) (c)(f)	4,925,000	98,500
SunPower Corp. 0.75%, 6/1/2018 (b)	2,825,000	2,789,688

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States - 17.6% (continued)
Synaptics, Inc. 0.50%, 6/15/2022 (d)	$8,125,000	$7,495,313
Tesla, Inc. 2.38%, 3/15/2022	2,650,000	3,082,281
TTM Technologies, Inc. 1.75%, 12/15/2020 (b)	5,725,000	9,800,484
Unisys Corp. 5.50%, 3/1/2021 (b)	1,250,000	1,416,406
Vector Group Ltd. 2.50%, 1/15/2019 (b)(g)	1,850,000	2,928,781
VEREIT, Inc., REIT 3.00%, 8/1/2018 (b)	4,000,000	4,000,000
VeriSign, Inc. 4.70%, 8/15/2037 (b)	22,869,000	76,353,874
Vishay Intertechnology, Inc. 2.25%, 11/15/2040 (b)	5,325,000	8,686,406
Weatherford International Ltd.
5.88%, 7/1/2021 (b)	14,950,000	16,202,063

		533,885,364

TOTAL CONVERTIBLE BONDS (Cost $405,097,661)		552,345,398

	SHARES
SHORT-TERM INVESTMENTS - 79.5%
INVESTMENT COMPANIES - 74.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares,1.17%(h)	21,176,936	21,176,936
Dreyfus Treasury & Agency Cash Management, Institutional Shares,1.15% (h)	84,707,750	84,707,750
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24%(h) (i)	907,745,233	907,745,233
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (h)(i)	87,888,005	87,888,005
Limited Purpose Cash Investment Fund, 1.17% (h)(j)	1,059,378,830	1,059,272,893
UBS Select Treasury Preferred Fund, Class I, 1.16% (h)	105,884,750	105,884,750

TOTAL INVESTMENT COMPANIES (Cost $2,266,675,567)		2,266,675,567

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 4.7%
U.S. Treasury Bills
1.14%, 1/4/2018 (k)	$3,064,000	3,063,807
1.13%, 1/11/2018 (k)	6,167,000	6,165,185
1.14%, 1/25/2018 (k)	23,321,000	23,302,674
1.14%, 2/1/2018 (k)(l)	18,000,000	17,981,019
1.15%, 2/8/2018 (k)(l)	7,456,000	7,446,412
1.12%, 2/15/2018 (k)(l)	9,299,000	9,284,935
1.12%, 2/22/2018 (k)(l)	9,590,000	9,572,814
1.12%, 3/1/2018 (k)	1,905,000	1,901,094
1.12%, 3/8/2018 (k)(l)	1,255,000	1,252,068
1.15%, 3/15/2018 (k)(l)	9,042,000	9,018,581

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 4.7% (continued)
1.18%, 3/29/2018 (k)(l)	$7,159,000	$7,135,592
1.20%, 4/5/2018 (k)(l)	9,918,000	9,882,418
1.25%, 4/19/2018 (k)(l)	4,710,000	4,690,471
1.37%, 5/17/2018 (k)(l)	23,347,000	23,222,677
1.43%, 5/24/2018 (k)(l)	2,927,000	2,910,302
1.45%, 5/31/2018 (k)(l)	6,021,000	5,984,803

TOTAL U.S. TREASURY OBLIGATIONS (Cost $142,838,420)		142,814,852

TOTAL SHORT-TERM INVESTMENTS (Cost $2,409,513,987)		2,409,490,419

TOTAL LONG POSITIONS (Cost $3,179,921,785)		3,316,453,191

	SHARES
SHORT POSITIONS - (23.5)%
COMMON STOCKS - (22.7)%

Canada - 0.0% (a)
Element Fleet Management Corp. (1)	(148,331)	(1,121,038)

China - (3.8)%
Alibaba Group Holding Ltd., ADR (1)*	(668,353)	(115,244,108)

Israel - (0.5)%
Teva Pharmaceutical Industries Ltd., ADR (1)	(858,922)	(16,276,572)

Monaco - 0.0% (a)
Scorpio Tankers, Inc. (1)	(18,668)	(56,937)

Norway - (0.1)%
Ship Finance International Ltd. (1)	(105,446)	(1,634,413)

United States - (18.3)%
Acorda Therapeutics, Inc. (1)*	(44,961)	(964,414)
Allegheny Technologies, Inc. (1)*	(422,751)	(10,205,209)
Allergan plc (1)	(150,086)	(24,551,068)
Allscripts Healthcare Solutions, Inc. (1)*	(17,005)	(247,423)
AMAG Pharmaceuticals, Inc. (1)*	(51,878)	(687,384)
Anthem, Inc. (1)	(280,646)	(63,148,157)
Apollo Commercial Real Estate Finance, Inc., REIT (1)	(200,648)	(3,701,956)
Atlas Air Worldwide Holdings, Inc. (1)*	(22,894)	(1,342,733)
Becton Dickinson and Co. (1)	(18,607)	(3,983,014)
Black Hills Corp. (1)	(127,182)	(7,644,910)
Blackstone Mortgage Trust, Inc., Class A, REIT (1)	(19,028)	(612,321)
Bunge Ltd. (1)	(27,316)	(1,832,357)
Chesapeake Energy Corp. (1)*	(659,941)	(2,613,366)
CSG Systems International, Inc. (1)	(5,488)	(240,484)
Dominion Energy, Inc. (1)	(91,217)	(7,394,050)
Dorian LPG Ltd. (1)*	(1)	(7)
Echo Global Logistics, Inc. (1)*	(4,433)	(124,124)
Ensco plc, Class A (1)	(36,540)	(215,951)

INVESTMENTS	SHARES	VALUE

United States - (18.3)%
Euronet Worldwide, Inc. (1)*	(59,087)	$(4,979,262)
EZCORP, Inc., Class A (1)*	(101,720)	(1,240,984)
Great Plains Energy, Inc. (1)	(309,331)	(9,972,831)
Huron Consulting Group, Inc. (1)*	(3,705)	(149,867)
Innoviva, Inc. (1)*	(82,714)	(1,173,712)
Inphi Corp. (1)*	(51,144)	(1,871,870)
Intel Corp. (1)	(1,404,552)	(64,834,120)
Ionis Pharmaceuticals, Inc. (1)*	(26,962)	(1,356,189)
iStar, Inc., REIT (1)*	(24,439)	(276,161)
Lam Research Corp. (1)	(408,117)	(75,122,096)
LendingTree, Inc. (1)*	(9,103)	(3,099,116)
Meritor, Inc. (1)*	(41,253)	(967,795)
Microchip Technology, Inc. (1)	(150,375)	(13,214,955)
Micron Technology, Inc. (1)*	(649,811)	(26,720,228)
Molina Healthcare, Inc. (1)*	(437,482)	(33,546,120)
NCR Corp. (1)*	(74,312)	(2,525,865)
NRG Yield, Inc., Class A (1)	(64,487)	(1,215,580)
NRG Yield, Inc., Class C (1)	(19,491)	(368,380)
Pandora Media, Inc. (1)*	(20,784)	(100,179)
Pattern Energy Group, Inc. (1)	(8,683)	(186,598)
Post Holdings, Inc. (1)*	(397,554)	(31,498,203)
PRA Group, Inc. (1)*	(18,297)	(607,460)
Priceline Group, Inc. (The) (1)*	(17,568)	(30,528,616)
Prospect Capital Corp. (1)	(32,430)	(218,578)
Redwood Trust, Inc., REIT (1)	(34,396)	(509,749)
Rexnord Corp. (1)*	(61,949)	(1,611,913)
SEACOR Holdings, Inc. (1)*	(28,029)	(1,295,500)
Southwestern Energy Co. (1)*	(824,564)	(4,601,067)
Spirit Realty Capital, Inc., REIT (1)	(59,220)	(508,108)
Starwood Property Trust, Inc., REIT (1)	(113,990)	(2,433,687)
SunPower Corp. (1)*	(1,132)	(9,543)
Synaptics, Inc. (1)*	(54,522)	(2,177,609)
Tesla, Inc. (1)*	(5,988)	(1,864,364)
TTM Technologies, Inc. (1)*	(537,600)	(8,424,192)
Unisys Corp. (1)*	(90,902)	(740,851)
Vector Group Ltd. (1)	(119,898)	(2,683,317)
VeriSign, Inc. (1)*	(665,415)	(76,150,093)
Vishay Intertechnology, Inc. (1)	(381,479)	(7,915,689)
Weatherford International plc (1)*	(975,699)	(4,068,665)
Welltower, Inc., REIT (1)	(56,031)	(3,573,097)

		(553,851,137)

TOTAL COMMON STOCKS (Proceeds $(578,140,129))		(688,184,205)

	PRINCIPAL AMOUNT
CONVERTIBLE BONDS - (0.8)%

Israel - 0.0% (a)
Nice Systems, Inc.
1.25%, 1/15/2024 (d)	$(400,000)	(492,750)

United States - (0.8)%
Blackhawk Network Holdings, Inc.
1.50%, 1/15/2022	(3,000,000)	(3,050,625)
Liberty Expedia Holdings, Inc.
1.00%, 6/30/2047 (d)	(1,300,000)	(1,300,000)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
United States - (0.8)% (continued)
Macquarie Infrastructure Corp.
2.88%, 7/15/2019	$(600,000)	$(618,375)
2.00%, 10/1/2023	(2,150,000)	(2,053,250)
Neurocrine Biosciences, Inc.
2.25%, 5/15/2024 (d)	(3,325,000)	(4,245,609)
Priceline Group, Inc. (The) 0.90%, 9/15/2021	(5,200,000)	(6,080,750)
Proofpoint, Inc. 0.75%, 6/15/2020	(700,000)	(875,875)
RealPage, Inc. 1.50%, 11/15/2022 (d)	(950,000)	(1,175,625)
ServiceNow, Inc. 0.00%, 6/1/2022 (d)	(1,500,000)	(1,716,563)
Square, Inc. 0.38%, 3/1/2022 (d)	(1,275,000)	(2,079,047)
Teladoc, Inc. 3.00%, 12/15/2022 (d)	(475,000)	(534,078)

		(23,729,797)

TOTAL CONVERTIBLE BONDS (Proceeds $(22,019,863))		(24,222,547)

TOTAL SHORT POSITIONS (Proceeds $(600,159,992))		(712,406,752)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 85.9% (Cost $2,579,761,793)		2,604,046,439

OTHER ASSETS IN EXCESS OF LIABILITIES - 14.1% (m)		427,387,922

NET ASSETS - 100.0%		$3,031,434,361

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$14,431,205	0.5%
Consumer Staples	9,838,829	0.3
Energy	28,439,020	0.9
Financials	147,978,044	4.9
Health Care	23,591,984	0.8
Industrials	3,424,524	0.1
Information Technology	(94,741,508)	(3.1)
Materials	21,764,883	0.7
Real Estate	19,896,760	0.6
Telecommunication Services	10	0.0 (a)
Utilities	19,932,269	0.7
Short-Term Investments	2,409,490,419	79.5

Total Investments In Securities At Value	2,604,046,439	85.9
Other Assets in Excess of Liabilities (m)	427,387,922	14.1

Net Assets	$3,031,434,361	100.0%

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $804,983,760. In addition, $116,458,194 of cash collateral was pledged.
(c)	Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $12,581,736, which represents approximately 0.42% of net assets of the fund.
(d)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $170,010,589, which represents approximately 5.61% of net assets of the fund.
(e)	Perpetual security. The rate reflected was the rate in effect on December 31, 2017. The maturity date reflects the next call date.
(f)	Defaulted security.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Notes to Consolidated Financial Statements for further information. The interest rate shown was the current rate as of December 31, 2017.
(h)	Represents 7-day effective yield as of December 31, 2017.
(i)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(j)	As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2017, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Controlled Affiliates:
Limited Purpose Cash Investment Fund (Short-Term Investment)	—	2,844,289,767	(1,784,910,937)	1,059,378,830	$1,059,272,893	$6,927,816	$(66,891)	$—

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

(k)	The rate shown was the effective yield at the date of purchase.
(l)	All or a portion of the security pledged as collateral for futures contracts.
(m)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Credit default swap contracts outstanding - buy protection as of December 31, 2017:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE PAID	PAYMENT FREQUENCY	MATURITY DATE	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
iTraxx Europe Series 28.V1	1.00%	Quarterly	12/20/2022	0.45%	EUR 187,712,000	$(4,688,409)	$(1,481,963)	$(6,170,372)

						$(4,688,409)	$(1,481,963)	$(6,170,372)

Credit default swap contracts outstanding — sell protection as of December 31, 2017:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE RECEIVED	PAYMENT FREQUENCY	MATURITY DATE	CREDIT SPREAD	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
iTraxx Europe Crossover Series 28.V1	5.00%	Quarterly	12/20/2022	2.34%	EUR	157,479,000	$20,704,692	$2,583,601	$23,288,293
Markit CDX North America High Yield Index Series 29.V1	5.00	Quarterly	12/20/2022	3.07	USD	7,979,000	560,243	111,677	671,920
Markit CDX North America Investment Grade Index Series 29.V1	1.00	Quarterly	12/20/2022	0.49	USD	71,500,000	1,381,470	342,130	1,723,600

							$22,646,405	$3,037,408	$25,683,813

Written Call Options Contracts as of December 31, 2017:

Exchange Traded

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	Notional Amount	EXERCISE PRICE	EXPIRATION DATE	VALUE
Tesla, Inc.	JPMS	183	USD (5,697,705)	USD 125.00	1/19/2018	$(3,412,950)

Total Written Options Contracts (Premiums Received ($955,601))						$(3,412,950)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
BIST 30 Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/28/2018	TRY	22,912,560	$163,401
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/02/2018	USD	(491,920)	731
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/02/2018	USD	(321,640)	60
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(113,520)	1,008
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(2,650,200)	23,644
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/09/2018	USD	(236,625)	5,841
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(12,925,137)	212,830
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	1,651,230	44,302
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	1,061,505	79,595
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	1,297,395	58,533
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	13,476,600	26,734
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	01/30/2018	HKD	76,367,400	133,526
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	58,398,600	111,691
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	23,460,000	28,687
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	52,785,000	35,692
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	01/30/2018	HKD	253,368,000	160,734
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	111,435,000	106,327

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/14/2018	BRL	15,752,815	$171,252
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	03/08/2018	KRW	17,367,487,500	190,232
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	03/08/2018	KRW	93,931,200,000	1,073,885
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2018	USD	143,550	2,710
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/14/2018	USD	229,680	4,502
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	4,966,830	95,300
MSCI Singapore Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	SGD	543,340	2,674
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	4,480,200	67,612
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	USD	510,900	9,543
SGX S&P CNX Nifty Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	JPMC	01/25/2018	USD	(1,098,084)	980
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(36,209,888)	1,005,779
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(11,444,825)	397,674
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(240,438)	8,850
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(27,842,663)	647,025

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(11,444,825)	$17,305
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(2,312,640)	23,118
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(982,080)	3,720
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(411,840)	107
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(2,851,200)	82,460
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(2,274,984)	9,295
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	233,926,000	109,538
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/17/2018	TWD	527,396,800	243,737
Tel Aviv Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/24/2018	ILS	26,468,400	140,131
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(4,526,200)	38,351
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(2,348,500)	95,464
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(4,355,400)	112,285
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(512,400)	18,763
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(3,821,650)	32,341
WIG20 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	PLN	59,975,760	325,670

								6,123,639

Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/02/2018	USD	(132,440)	(3,185)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/02/2018	USD	(605,440)	(3,304)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/09/2018	USD	(2,366,250)	(24,413)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/09/2018	USD	(2,650,200)	$(20,681)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/09/2018	USD	(1,514,400)	(20,048)
CornMarch Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(5,208,638)	(12,776)
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(39,315)	(4,810)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(320,438)	(4,454)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(192,263)	(4,678)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(128,175)	(4,115)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/14/2018	USD	(143,550)	(3,814)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(2,497,770)	(148,536)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/14/2018	USD	(229,680)	(5,120)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(2,333,760)	(35,780)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	15,704,260	(787,039)
OMXS30 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/19/2018	SEK	3,620,775	(13,436)
SGX FTSE China A50 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	USD	1,840,708	(19,586)
SGX FTSE China A50 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	1,258,038	(18,195)
SGX S&P CNX Nifty Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MSCS	01/25/2018	USD	(4,223,400)	(6,456)
SGX S&P CNX Nifty Index January Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	01/25/2018		USD (34,674,114)	(5,480)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	1,013,760	(53,103)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(4,023,360)	$(925)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	411,840	(21,130)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/23/2018	USD	2,851,200	(166,510)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	2,312,640	(119,827)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	4,815,360	(284,032)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(1,057,668)	(1,350)
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	MSCS	03/16/2018	CHF	(188,624,150)	(845,811)

								(2,638,594)

								$3,485,045

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Brent Crude Oil	1,618	1/2018	USD	$108,195,660	$6,568,202
IBEX 35 Index	266	1/2018	EUR	31,982,395	(686,187)
LME Aluminum Base Metal	1	1/2018	USD	56,468	3,316
LME Aluminum Base Metal	1	1/2018	USD	56,475	2,727
LME Aluminum Base Metal	1	1/2018	USD	56,429	2,457
LME Aluminum Base Metal	1	1/2018	USD	56,493	2,828
LME Aluminum Base Metal	2	1/2018	USD	112,975	5,037
LME Aluminum Base Metal	3	1/2018	USD	169,387	10,270
LME Aluminum Base Metal	3	1/2018	USD	169,444	7,373
LME Copper Base Metal	1	1/2018	USD	180,201	17,874
LME Copper Base Metal	3	1/2018	USD	541,524	16,342
LME Copper Base Metal	5	1/2018	USD	901,805	66,512
LME Copper Base Metal	5	1/2018	USD	902,375	18,935
LME Copper Base Metal	6	1/2018	USD	1,082,850	16,193
LME Copper Base Metal	6	1/2018	USD	1,082,881	34,962
LME Copper Base Metal	9	1/2018	USD	1,624,698	78,070
LME Copper Base Metal	12	1/2018	USD	2,165,931	47,077
LME Copper Base Metal	14	1/2018	USD	2,525,425	169,884
LME Copper Base Metal	28	1/2018	USD	5,044,900	487,700
LME Copper Base Metal	31	1/2018	USD	5,593,369	153,260

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	35	1/2018	USD	$ 6,314,175	$ 287,443
LME Copper Base Metal	61	1/2018	USD	11,005,925	366,761
LME Nickel Base Metal	1	1/2018	USD	76,266	6,589
LME Nickel Base Metal	1	1/2018	USD	76,309	5,334
LME Nickel Base Metal	2	1/2018	USD	152,510	22,323
LME Nickel Base Metal	2	1/2018	USD	152,576	11,233
LME Nickel Base Metal	2	1/2018	USD	152,561	10,608
LME Nickel Base Metal	2	1/2018	USD	152,466	24,172
LME Nickel Base Metal	2	1/2018	USD	152,568	11,923
LME Nickel Base Metal	4	1/2018	USD	305,169	20,527
LME Zinc Base Metal	1	1/2018	USD	83,500	2,221
LME Zinc Base Metal	1	1/2018	USD	83,481	1,128
LME Zinc Base Metal	1	1/2018	USD	83,500	2,858
LME Zinc Base Metal	1	1/2018	USD	83,458	2,540
LME Zinc Base Metal	1	1/2018	USD	83,500	2,385
LME Zinc Base Metal	1	1/2018	USD	83,460	1,201
LME Zinc Base Metal	2	1/2018	USD	166,750	11,321
MSCI Singapore Index	1,002	1/2018	SGD	29,075,943	171,412
MSCI Taiwan Index	186	1/2018	USD	7,309,800	127,052
NY Harbor ULSD	347	1/2018	USD	30,140,489	2,026,116
OMXS30 Index	162	1/2018	SEK	3,108,928	(91,578)
RBOB Gasoline	194	1/2018	USD	14,632,178	553,690
SGX FTSE China A50 Index	6	1/2018	USD	79,455	(764)
SGX S&P CNX Nifty Index	518	1/2018	USD	10,938,606	22,510
WTI Crude Oil	1,096	1/2018	USD	66,220,320	3,562,228
100 oz Gold	554	2/2018	USD	72,535,220	1,302,885
BIST 30 Index	539	2/2018	TRY	2,064,709	57,602
Lean Hogs	12	2/2018	USD	344,520	7,435
Live Cattle	1	2/2018	USD	48,620	(1,617)
LME Aluminum Base Metal	1	2/2018	USD	56,584	2,931
LME Aluminum Base Metal	2	2/2018	USD	113,179	6,674
LME Aluminum Base Metal	3	2/2018	USD	169,988	12,892
LME Aluminum Base Metal	3	2/2018	USD	170,006	11,224
LME Aluminum Base Metal	4	2/2018	USD	226,384	17,274
LME Aluminum Base Metal	5	2/2018	USD	283,344	20,557
LME Aluminum Base Metal	5	2/2018	USD	283,131	19,369
LME Aluminum Base Metal	5	2/2018	USD	283,101	20,399
LME Aluminum Base Metal	5	2/2018	USD	283,161	23,146
LME Aluminum Base Metal	5	2/2018	USD	283,344	23,875
LME Aluminum Base Metal	8	2/2018	USD	453,108	28,676
LME Aluminum Base Metal	12	2/2018	USD	680,025	58,196
LME Copper Base Metal	1	2/2018	USD	180,862	9,535
LME Copper Base Metal	2	2/2018	USD	361,600	15,420
LME Copper Base Metal	4	2/2018	USD	722,732	35,516
LME Copper Base Metal	5	2/2018	USD	904,540	38,084
LME Copper Base Metal	5	2/2018	USD	903,025	35,145
LME Copper Base Metal	8	2/2018	USD	1,446,284	100,260
LME Copper Base Metal	12	2/2018	USD	2,170,197	133,912
LME Copper Base Metal	14	2/2018	USD	2,529,380	94,564
LME Copper Base Metal	18	2/2018	USD	3,254,368	209,412
LME Copper Base Metal	36	2/2018	USD	6,513,462	377,345
LME Copper Base Metal	47	2/2018	USD	8,495,708	495,507
LME Copper Base Metal	92	2/2018	USD	16,616,925	760,563
LME Nickel Base Metal	1	2/2018	USD	76,346	267
LME Nickel Base Metal	1	2/2018	USD	76,403	7,134

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Nickel Base Metal	2	2/2018	USD	$ 152,866	$ 11,891
LME Nickel Base Metal	2	2/2018	USD	152,913	13,168
LME Nickel Base Metal	2	2/2018	USD	152,856	13,201
LME Nickel Base Metal	3	2/2018	USD	229,272	20,698
LME Nickel Base Metal	6	2/2018	USD	458,445	42,928
LME Nickel Base Metal	12	2/2018	USD	917,537	102,022
LME Zinc Base Metal	1	2/2018	USD	83,249	2,972
LME Zinc Base Metal	1	2/2018	USD	83,175	3,872
LME Zinc Base Metal	1	2/2018	USD	83,264	4,311
LME Zinc Base Metal	1	2/2018	USD	83,213	4,135
LME Zinc Base Metal	1	2/2018	USD	83,278	2,926
LME Zinc Base Metal	1	2/2018	USD	83,235	5,482
LME Zinc Base Metal	1	2/2018	USD	83,271	3,893
LME Zinc Base Metal	1	2/2018	USD	83,242	3,239
LME Zinc Base Metal	1	2/2018	USD	83,300	2,273
LME Zinc Base Metal	2	2/2018	USD	166,454	8,674
LME Zinc Base Metal	6	2/2018	USD	499,050	27,035
Low Sulphur Gasoil	754	2/2018	USD	45,371,950	2,680,804
3 Month Euroswiss	1	3/2018	CHF	258,453	17
ASX 90 Day Bank Accepted Bill	475	3/2018	AUD	368,999,186	25,381
Copper	260	3/2018	USD	21,453,250	985,391
Cotton No. 2	30	3/2018	USD	1,179,450	101,511
DAX Index	110	3/2018	EUR	42,597,674	(720,504)
DJIA CBOT E-Mini Index	227	3/2018	USD	28,074,225	446,437
EURO STOXX 50 Index	2,611	3/2018	EUR	109,428,995	(2,675,950)
Euro-Bobl	1,025	3/2018	EUR	137,712,033	(163,263)
Euro-BTP	477	3/2018	EUR	77,916,795	(1,728,280)
Euro-Bund	348	3/2018	EUR	54,953,466	(296,027)
Euro-OAT	395	3/2018	EUR	73,546,125	(827,914)
Euro-Schatz	2,529	3/2018	EUR	490,605,127	(3,227,907)
FTSE/MIB Index	533	3/2018	EUR	69,570,188	(2,840,075)
KOSPI 200 Index	65	3/2018	KRW	4,950,668	63,673
LME Aluminum Base Metal	1	3/2018	USD	56,752	5,575
LME Aluminum Base Metal	2	3/2018	USD	113,551	9,266
LME Aluminum Base Metal	4	3/2018	USD	227,126	15,985
LME Aluminum Base Metal	4	3/2018	USD	226,936	25,624
LME Aluminum Base Metal	5	3/2018	USD	283,700	31,250
LME Aluminum Base Metal	5	3/2018	USD	283,730	29,530
LME Aluminum Base Metal	6	3/2018	USD	340,275	296
LME Aluminum Base Metal	6	3/2018	USD	340,227	37,209
LME Aluminum Base Metal	6	3/2018	USD	340,012	30,998
LME Aluminum Base Metal	6	3/2018	USD	340,191	33,276
LME Aluminum Base Metal	6	3/2018	USD	340,200	(742)
LME Aluminum Base Metal	6	3/2018	USD	340,155	31,890
LME Aluminum Base Metal	6	3/2018	USD	340,261	39,347
LME Aluminum Base Metal	7	3/2018	USD	397,075	9,931
LME Aluminum Base Metal	7	3/2018	USD	397,337	18,457
LME Aluminum Base Metal	129	3/2018	USD	7,325,588	544,554
LME Copper Base Metal	1	3/2018	USD	181,037	14,204
LME Copper Base Metal	1	3/2018	USD	181,138	14,635
LME Copper Base Metal	1	3/2018	USD	181,166	11,851
LME Copper Base Metal	2	3/2018	USD	362,350	608
LME Copper Base Metal	2	3/2018	USD	361,902	23,023
LME Copper Base Metal	2	3/2018	USD	362,161	33,406
LME Copper Base Metal	3	3/2018	USD	543,472	2,844

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Copper Base Metal	4	3/2018	USD	$ 724,850	$ 23,608
LME Copper Base Metal	4	3/2018	USD	724,207	66,997
LME Copper Base Metal	4	3/2018	USD	724,450	15,233
LME Copper Base Metal	6	3/2018	USD	1,086,396	98,554
LME Copper Base Metal	8	3/2018	USD	1,449,900	70,159
LME Copper Base Metal	12	3/2018	USD	2,174,163	125,095
LME Copper Base Metal	17	3/2018	USD	3,079,822	(15,332)
LME Copper Base Metal	58	3/2018	USD	10,508,875	325,076
LME Nickel Base Metal	1	3/2018	USD	76,528	9,625
LME Nickel Base Metal	2	3/2018	USD	153,037	19,412
LME Nickel Base Metal	2	3/2018	USD	153,047	18,581
LME Nickel Base Metal	3	3/2018	USD	229,680	6,011
LME Nickel Base Metal	4	3/2018	USD	305,941	38,931
LME Nickel Base Metal	4	3/2018	USD	305,998	40,909
LME Nickel Base Metal	5	3/2018	USD	382,331	52,916
LME Nickel Base Metal	5	3/2018	USD	382,474	56,812
LME Nickel Base Metal	5	3/2018	USD	382,725	19,130
LME Nickel Base Metal	5	3/2018	USD	382,778	23,525
LME Nickel Base Metal	5	3/2018	USD	382,779	23,024
LME Nickel Base Metal	5	3/2018	USD	382,789	15,996
LME Nickel Base Metal	5	3/2018	USD	382,450	57,535
LME Nickel Base Metal	8	3/2018	USD	612,408	49,096
LME Nickel Base Metal	67	3/2018	USD	5,129,520	448,861
LME Zinc Base Metal	1	3/2018	USD	83,175	3,787
LME Zinc Base Metal	1	3/2018	USD	83,002	824
LME Zinc Base Metal	2	3/2018	USD	166,335	6,478
LME Zinc Base Metal	2	3/2018	USD	166,350	11,345
LME Zinc Base Metal	2	3/2018	USD	166,350	11,344
LME Zinc Base Metal	2	3/2018	USD	166,350	12,344
LME Zinc Base Metal	2	3/2018	USD	165,950	951
LME Zinc Base Metal	2	3/2018	USD	166,059	2,562
LME Zinc Base Metal	2	3/2018	USD	166,290	4,838
LME Zinc Base Metal	2	3/2018	USD	166,350	6,610
LME Zinc Base Metal	2	3/2018	USD	166,221	3,716
LME Zinc Base Metal	4	3/2018	USD	332,610	13,329
LME Zinc Base Metal	66	3/2018	USD	5,487,075	226,604
MSCI Emerging Markets E-Mini Index	12	3/2018	USD	1,227,300	17,260
MSCI Emerging Markets E-Mini Index	135	3/2018	USD	7,854,975	286,009
NASDAQ 100 E-Mini Index	264	3/2018	USD	33,838,200	185,370
Nikkei 225 Index	118	3/2018	JPY	23,825,161	26,757
Palladium	64	3/2018	USD	6,790,400	471,856
Russell 2000 E-Mini Index	4,446	3/2018	USD	341,563,950	2,632,185
S&P Midcap 400 E-Mini Index	65	3/2018	USD	12,365,600	68,691
S&P/TSX 60 Index	248	3/2018	CAD	37,778,075	172,205
SET50 Index	500	3/2018	THB	3,470,390	(17,746)
Silver	236	3/2018	USD	20,231,100	204,358
Soybean Oil	25	3/2018	EUR	4,915,186	(100,820)
TOPIX Index	1,855	3/2018	JPY	299,137,786	5,166,224
U.S. Treasury 10 Year Note	988	3/2018	USD	122,558,313	(169,301)
U.S. Treasury Long Bond	178	3/2018	USD	27,234,000	(51,188)
U.S. Treasury Ultra Bond	187	3/2018	USD	31,351,719	(1,672)
3 Month Euroswiss	8	6/2018	CHF	2,067,217	(49)
3 Month Sterling	883	6/2018	GBP	148,054,153	54,807
ASX 90 Day Bank Accepted Bill	746	6/2018	AUD	579,437,578	65,610
3 Month Euroswiss	11	9/2018	CHF	2,840,731	(50)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
3 Month Sterling	1,070	9/2018	GBP	$ 179,282,362	$ 109,835
ASX 90 Day Bank Accepted Bill	741	9/2018	AUD	575,426,833	119,177
3 Month Sterling	1,069	12/2018	GBP	179,006,560	71,481
ASX 90 Day Bank Accepted Bill	279	12/2018	AUD	216,605,528	(10,280)
3 Month Euro Euribor	99	3/2019	EUR	29,745,286	(17,146)
3 Month Euro Euribor	6	6/2019	EUR	1,801,215	(1,079)

					22,344,258

Short Contracts
Amsterdam Exchange Index	(250)	1/2018	EUR	(32,665,916)	346,068
CAC 40 10 Euro Index	(483)	1/2018	EUR	(30,775,810)	502,077
FTSE Bursa Malaysia KLCI Index	(366)	1/2018	MYR	(8,071,534)	(75,624)
H-Shares Index	(204)	1/2018	HKD	(15,314,002)	(105,464)
LME Aluminum Base Metal	(1)	1/2018	USD	(56,468)	(3,151)
LME Aluminum Base Metal	(1)	1/2018	USD	(56,493)	(2,934)
LME Aluminum Base Metal	(1)	1/2018	USD	(56,429)	(2,432)
LME Aluminum Base Metal	(1)	1/2018	USD	(56,475)	(2,897)
LME Aluminum Base Metal	(2)	1/2018	USD	(112,975)	(5,240)
LME Aluminum Base Metal	(3)	1/2018	USD	(169,387)	(10,694)
LME Aluminum Base Metal	(3)	1/2018	USD	(169,444)	(7,245)
LME Copper Base Metal	(1)	1/2018	USD	(180,202)	(17,664)
LME Copper Base Metal	(3)	1/2018	USD	(541,524)	(17,206)
LME Copper Base Metal	(5)	1/2018	USD	(902,375)	(16,762)
LME Copper Base Metal	(5)	1/2018	USD	(901,805)	(64,176)
LME Copper Base Metal	(6)	1/2018	USD	(1,082,882)	(36,046)
LME Copper Base Metal	(6)	1/2018	USD	(1,082,850)	(23,868)
LME Copper Base Metal	(9)	1/2018	USD	(1,624,698)	(68,746)
LME Copper Base Metal	(12)	1/2018	USD	(2,165,931)	(40,385)
LME Copper Base Metal	(14)	1/2018	USD	(2,525,425)	(160,809)
LME Copper Base Metal	(28)	1/2018	USD	(5,044,900)	(499,764)
LME Copper Base Metal	(31)	1/2018	USD	(5,593,369)	(151,341)
LME Copper Base Metal	(35)	1/2018	USD	(6,314,175)	(298,763)
LME Copper Base Metal	(61)	1/2018	USD	(11,005,925)	(341,750)
LME Nickel Base Metal	(1)	1/2018	USD	(76,266)	(6,848)
LME Nickel Base Metal	(1)	1/2018	USD	(76,309)	(5,421)
LME Nickel Base Metal	(2)	1/2018	USD	(152,576)	(10,982)
LME Nickel Base Metal	(2)	1/2018	USD	(152,561)	(11,086)
LME Nickel Base Metal	(2)	1/2018	USD	(152,466)	(24,899)
LME Nickel Base Metal	(2)	1/2018	USD	(152,510)	(22,428)
LME Nickel Base Metal	(2)	1/2018	USD	(152,568)	(11,873)
LME Nickel Base Metal	(4)	1/2018	USD	(305,169)	(19,999)
LME Zinc Base Metal	(1)	1/2018	USD	(83,500)	(2,753)
LME Zinc Base Metal	(1)	1/2018	USD	(83,500)	(2,952)
LME Zinc Base Metal	(1)	1/2018	USD	(83,460)	(1,547)
LME Zinc Base Metal	(1)	1/2018	USD	(83,458)	(2,511)
LME Zinc Base Metal	(1)	1/2018	USD	(83,481)	(1,234)
LME Zinc Base Metal	(1)	1/2018	USD	(83,500)	(1,977)
LME Zinc Base Metal	(2)	1/2018	USD	(166,750)	(10,680)
Natural Gas	(1,472)	1/2018	USD	(43,468,160)	(2,373,067)
LME Aluminum Base Metal	(1)	2/2018	USD	(56,584)	(2,821)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,179)	(7,263)
LME Aluminum Base Metal	(3)	2/2018	USD	(170,006)	(10,759)
LME Aluminum Base Metal	(3)	2/2018	USD	(169,988)	(13,881)
LME Aluminum Base Metal	(4)	2/2018	USD	(226,384)	(17,027)
LME Aluminum Base Metal	(5)	2/2018	USD	(283,344)	(20,271)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(5)	2/2018	USD	$ (283,344)	$ (23,654)
LME Aluminum Base Metal	(5)	2/2018	USD	(283,101)	(19,379)
LME Aluminum Base Metal	(5)	2/2018	USD	(283,161)	(21,124)
LME Aluminum Base Metal	(5)	2/2018	USD	(283,131)	(20,519)
LME Aluminum Base Metal	(8)	2/2018	USD	(453,108)	(30,472)
LME Aluminum Base Metal	(12)	2/2018	USD	(680,025)	(59,111)
LME Copper Base Metal	(1)	2/2018	USD	(180,863)	(8,740)
LME Copper Base Metal	(2)	2/2018	USD	(361,600)	(14,886)
LME Copper Base Metal	(4)	2/2018	USD	(722,732)	(34,894)
LME Copper Base Metal	(5)	2/2018	USD	(904,540)	(37,629)
LME Copper Base Metal	(5)	2/2018	USD	(903,025)	(30,540)
LME Copper Base Metal	(8)	2/2018	USD	(1,446,284)	(96,753)
LME Copper Base Metal	(12)	2/2018	USD	(2,170,197)	(132,554)
LME Copper Base Metal	(14)	2/2018	USD	(2,529,380)	(93,709)
LME Copper Base Metal	(18)	2/2018	USD	(3,254,369)	(212,493)
LME Copper Base Metal	(36)	2/2018	USD	(6,513,462)	(392,002)
LME Copper Base Metal	(47)	2/2018	USD	(8,495,708)	(441,608)
LME Copper Base Metal	(92)	2/2018	USD	(16,616,925)	(688,389)
LME Nickel Base Metal	(1)	2/2018	USD	(76,346)	(29)
LME Nickel Base Metal	(1)	2/2018	USD	(76,403)	(6,743)
LME Nickel Base Metal	(2)	2/2018	USD	(152,856)	(12,470)
LME Nickel Base Metal	(2)	2/2018	USD	(152,866)	(11,043)
LME Nickel Base Metal	(2)	2/2018	USD	(152,913)	(13,012)
LME Nickel Base Metal	(3)	2/2018	USD	(229,272)	(20,566)
LME Nickel Base Metal	(6)	2/2018	USD	(458,445)	(42,368)
LME Nickel Base Metal	(12)	2/2018	USD	(917,537)	(100,970)
LME Zinc Base Metal	(1)	2/2018	USD	(83,242)	(3,876)
LME Zinc Base Metal	(1)	2/2018	USD	(83,212)	(3,553)
LME Zinc Base Metal	(1)	2/2018	USD	(83,234)	(4,941)
LME Zinc Base Metal	(1)	2/2018	USD	(83,263)	(4,281)
LME Zinc Base Metal	(1)	2/2018	USD	(83,271)	(3,481)
LME Zinc Base Metal	(1)	2/2018	USD	(83,300)	(2,798)
LME Zinc Base Metal	(1)	2/2018	USD	(83,278)	(3,404)
LME Zinc Base Metal	(1)	2/2018	USD	(83,175)	(3,407)
LME Zinc Base Metal	(1)	2/2018	USD	(83,249)	(2,701)
LME Zinc Base Metal	(2)	2/2018	USD	(166,454)	(8,567)
LME Zinc Base Metal	(6)	2/2018	USD	(499,050)	(26,283)
Sugar No. 11	(577)	2/2018	USD	(9,796,998)	(808,727)
3 Month Canadian Bank Acceptance	(139)	3/2018	CAD	(27,172,454)	(1,929)
3 Month Euro Euribor	(1)	3/2018	EUR	(300,922)	(23)
3 Month Eurodollar	(1)	3/2018	USD	(245,600)	141
3 Month Sterling	(3)	3/2018	GBP	(503,471)	(54)
Australia 10 Year Bond	(1,605)	3/2018	AUD	(161,744,632)	1,171,452
Australia 3 Year Bond	(451)	3/2018	AUD	(39,094,154)	(34,777)
Canada 10 Year Bond	(959)	3/2018	CAD	(102,827,383)	1,089,099
Cocoa	(136)	3/2018	USD	(2,573,120)	43,892
Cocoa	(319)	3/2018	GBP	(5,935,016)	438,536
Coffee ’C’	(186)	3/2018	USD	(8,802,450)	81,532
Corn	(838)	3/2018	USD	(14,696,425)	32,012
FTSE 100 Index	(689)	3/2018	GBP	(71,052,749)	(2,039,005)
FTSE/JSE Top 40 Index	(634)	3/2018	ZAR	(27,247,780)	(537,036)
Japan 10 Year Bond	(385)	3/2018	JPY	(515,201,243)	344,384
KC HRW Wheat	(270)	3/2018	USD	(5,767,875)	160,478
KOSPI 200 Index	(6)	3/2018	KRW	(456,985)	(2,586)
LME Aluminum Base Metal	(1)	3/2018	USD	(56,752)	(5,286)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(2)	3/2018	USD	$ (113,551)	$ (9,206)
LME Aluminum Base Metal	(4)	3/2018	USD	(227,126)	(17,038)
LME Aluminum Base Metal	(4)	3/2018	USD	(226,936)	(25,323)
LME Aluminum Base Metal	(5)	3/2018	USD	(283,700)	(32,047)
LME Aluminum Base Metal	(5)	3/2018	USD	(283,730)	(29,565)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,012)	(30,126)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,227)	(38,171)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,261)	(38,125)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,155)	(30,917)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,200)	(637)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,275)	(1,293)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,191)	(34,416)
LME Aluminum Base Metal	(7)	3/2018	USD	(397,338)	(19,358)
LME Aluminum Base Metal	(7)	3/2018	USD	(397,075)	(12,092)
LME Aluminum Base Metal	(55)	3/2018	USD	(3,123,313)	(315,744)
LME Copper Base Metal	(1)	3/2018	USD	(181,038)	(15,466)
LME Copper Base Metal	(1)	3/2018	USD	(181,138)	(14,770)
LME Copper Base Metal	(1)	3/2018	USD	(181,166)	(11,993)
LME Copper Base Metal	(2)	3/2018	USD	(362,350)	(990)
LME Copper Base Metal	(2)	3/2018	USD	(361,903)	(22,426)
LME Copper Base Metal	(2)	3/2018	USD	(362,161)	(33,345)
LME Copper Base Metal	(3)	3/2018	USD	(543,472)	(4,373)
LME Copper Base Metal	(4)	3/2018	USD	(724,850)	(27,262)
LME Copper Base Metal	(4)	3/2018	USD	(724,450)	(16,760)
LME Copper Base Metal	(4)	3/2018	USD	(724,207)	(66,559)
LME Copper Base Metal	(6)	3/2018	USD	(1,086,396)	(100,643)
LME Copper Base Metal	(8)	3/2018	USD	(1,449,900)	(70,870)
LME Copper Base Metal	(12)	3/2018	USD	(2,174,163)	(131,972)
LME Copper Base Metal	(17)	3/2018	USD	(3,079,822)	8,278
LME Copper Base Metal	(119)	3/2018	USD	(21,561,312)	(1,373,923)
LME Nickel Base Metal	(1)	3/2018	USD	(76,528)	(9,447)
LME Nickel Base Metal	(2)	3/2018	USD	(153,037)	(19,720)
LME Nickel Base Metal	(2)	3/2018	USD	(153,047)	(19,179)
LME Nickel Base Metal	(3)	3/2018	USD	(229,680)	(7,581)
LME Nickel Base Metal	(4)	3/2018	USD	(305,998)	(42,275)
LME Nickel Base Metal	(4)	3/2018	USD	(305,941)	(41,604)
LME Nickel Base Metal	(5)	3/2018	USD	(382,789)	(16,204)
LME Nickel Base Metal	(5)	3/2018	USD	(382,779)	(23,798)
LME Nickel Base Metal	(5)	3/2018	USD	(382,450)	(56,703)
LME Nickel Base Metal	(5)	3/2018	USD	(382,331)	(47,328)
LME Nickel Base Metal	(5)	3/2018	USD	(382,474)	(55,399)
LME Nickel Base Metal	(5)	3/2018	USD	(382,725)	(22,020)
LME Nickel Base Metal	(5)	3/2018	USD	(382,778)	(25,790)
LME Nickel Base Metal	(8)	3/2018	USD	(612,408)	(49,161)
LME Nickel Base Metal	(36)	3/2018	USD	(2,756,160)	(363,578)
LME Zinc Base Metal	(1)	3/2018	USD	(83,175)	(3,765)
LME Zinc Base Metal	(1)	3/2018	USD	(83,002)	(760)
LME Zinc Base Metal	(2)	3/2018	USD	(166,290)	(5,296)
LME Zinc Base Metal	(2)	3/2018	USD	(166,058)	(2,327)
LME Zinc Base Metal	(2)	3/2018	USD	(166,221)	(3,727)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(11,214)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(6,024)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(11,940)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(11,500)
LME Zinc Base Metal	(2)	3/2018	USD	(166,335)	(6,940)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(2)	3/2018	USD	$ (165,950)	$ (1,106)
LME Zinc Base Metal	(4)	3/2018	USD	(332,610)	(12,796)
LME Zinc Base Metal	(12)	3/2018	USD	(997,650)	(59,131)
Long Gilt	(2,605)	3/2018	GBP	(440,205,322)	(2,822,736)
MEX BOLSA Index	(262)	3/2018	MXN	(6,670,823)	(249,083)
S&P 500 E-Mini Index	(3,875)	3/2018	USD	(518,475,000)	(2,347,245)
Soybean	(141)	3/2018	USD	(6,780,338)	222,571
Soybean Meal	(54)	3/2018	USD	(1,710,720)	11,744
Soybean Oil	(139)	3/2018	USD	(2,773,884)	29,612
SPI 200 Index	(548)	3/2018	AUD	(64,350,337)	94,783
U.S. Treasury 2 Year Note	(3,878)	3/2018	USD	(830,316,156)	1,358,684
U.S. Treasury 5 Year Note	(1,531)	3/2018	USD	(177,847,180)	448,025
Wheat	(160)	3/2018	USD	(3,416,000)	10,345
Platinum	(72)	4/2018	USD	(3,377,880)	(56,118)
3 Month Canadian Bank Acceptance	(723)	6/2018	CAD	(141,012,321)	673,489
3 Month Euro Euribor	(723)	6/2018	EUR	(217,545,192)	(72,322)
3 Month Eurodollar	(1,875)	6/2018	USD	(459,726,562)	1,020,234
3 Month Canadian Bank Acceptance	(676)	9/2018	CAD	(131,643,874)	139,073
3 Month Euro Euribor	(727)	9/2018	EUR	(218,683,339)	(26,838)
3 Month Eurodollar	(1,816)	9/2018	USD	(444,738,400)	1,144,884
3 Month Canadian Bank Acceptance	(383)	12/2018	CAD	(74,501,422)	96,065
3 Month Euro Euribor	(396)	12/2018	EUR	(119,070,233)	32,628
3 Month Eurodollar	(1,743)	12/2018	USD	(426,403,162)	661,293
3 Month Euroswiss	(2)	12/2018	CHF	(516,137)	(52)
3 Month Eurodollar	(919)	3/2019	USD	(224,684,012)	413,780
3 Month Sterling	(146)	3/2019	GBP	(24,433,259)	(23,194)
3 Month Eurodollar	(839)	6/2019	USD	(205,009,650)	494,639
3 Month Sterling	(140)	6/2019	GBP	(23,417,338)	(22,558)
3 Month Euro Euribor	(134)	9/2019	EUR	(40,188,945)	3,289
3 Month Eurodollar	(742)	9/2019	USD	(181,242,775)	465,145
3 Month Sterling	(149)	9/2019	GBP	(24,910,165)	(23,342)
3 Month Euro Euribor	(157)	12/2019	EUR	(47,042,309)	11,806
3 Month Eurodollar	(662)	12/2019	USD	(161,643,850)	83,707
3 Month Sterling	(117)	12/2019	GBP	(19,550,458)	(16,038)

					(8,085,116)

					$14,259,142

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	280,234,400	USD	212,619,672	CITI	3/21/2018	$6,000,468
AUD	420,351,600	USD	318,929,906	JPMC	3/21/2018	9,000,304
CAD	171,143,601	USD	134,082,157	CITI	3/21/2018	2,208,517
CAD	256,490,399	USD	200,948,684	JPMC	3/21/2018	3,308,145
CHF	14,752,000	USD	15,087,509	CITI	3/21/2018	136,112
CHF	22,128,000	USD	22,631,292	JPMC	3/21/2018	204,140
CLP	4,009,169,200	USD	6,408,663	CITI**	3/21/2018	102,533
CLP	6,013,753,800	USD	9,613,006	JPMC**	3/21/2018	153,787

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CNY	57,666,000	USD	8,654,741	CITI**	3/21/2018	$ 160,553
CNY	86,499,000	USD	12,982,127	JPMC**	3/21/2018	240,814
COP	3,149,550,000	USD	1,036,825	CITI**	3/21/2018	11,541
COP	4,724,325,000	USD	1,555,239	JPMC**	3/21/2018	17,309
CZK	612,500,000	USD	28,631,889	CITI	3/21/2018	242,646
CZK	918,750,000	USD	42,948,957	JPMC	3/21/2018	362,845
EUR	73,410,400	USD	87,529,435	CITI	3/21/2018	963,166
EUR	110,115,595	USD	131,293,959	JPMC	3/21/2018	1,444,936
GBP	19,229,147	USD	25,761,390	CITI	3/21/2018	267,592
GBP	28,843,722	USD	38,642,136	JPMC	3/21/2018	401,340
HKD	15,628,800	USD	2,002,591	CITI	3/21/2018	872
HKD	23,443,200	USD	3,003,890	JPMC	3/21/2018	1,304
HUF	112,312,400	USD	432,602	CITI	3/21/2018	2,751
HUF	168,468,600	USD	648,903	JPMC	3/21/2018	4,125
IDR	44,778,318,000	USD	3,275,556	CITI**	3/21/2018	16,860
IDR	67,167,477,000	USD	4,913,340	JPMC**	3/21/2018	25,284
ILS	1,875,600	USD	538,037	CITI	3/21/2018	2,696
ILS	2,813,400	USD	807,057	JPMC	3/21/2018	4,043
INR	339,595,600	USD	5,236,713	CITI**	3/21/2018	44,862
INR	509,393,400	USD	7,855,079	JPMC**	3/21/2018	67,283
KRW	28,679,070,800	USD	26,430,857	CITI**	3/21/2018	464,806
KRW	43,018,606,200	USD	39,646,336	JPMC**	3/21/2018	697,159
MXN	1,030,400	USD	51,280	CITI	3/21/2018	402
MXN	1,545,600	USD	76,920	JPMC	3/21/2018	603
NZD	31,634,000	USD	21,850,702	CITI	3/21/2018	546,611
NZD	47,451,000	USD	32,776,094	JPMC	3/21/2018	819,875
PHP	232,309,600	USD	4,548,190	CITI**	3/21/2018	92,870
PHP	348,464,400	USD	6,822,293	JPMC**	3/21/2018	139,296
PLN	115,187,200	USD	32,405,897	CITI	3/21/2018	693,954
PLN	172,780,800	USD	48,608,906	JPMC	3/21/2018	1,040,870
SGD	5,814,800	USD	4,312,238	CITI	3/21/2018	40,621
SGD	8,722,200	USD	6,468,255	JPMC	3/21/2018	61,034
TRY	128,346,000	USD	31,627,108	CITI	3/21/2018	1,471,465
TRY	192,519,000	USD	47,440,721	JPMC	3/21/2018	2,207,137
TWD	228,489,200	USD	7,680,703	CITI**	3/21/2018	89,429
TWD	342,733,800	USD	11,521,069	JPMC**	3/21/2018	134,128
USD	78,124,283	BRL	256,445,200	CITI**	3/21/2018	1,466,538
USD	117,186,279	BRL	384,667,800	JPMC**	3/21/2018	2,199,660
USD	5,553,221	HKD	43,287,250	CITI	3/21/2018	4,211
USD	8,329,821	HKD	64,930,875	JPMC	3/21/2018	6,308
USD	279,462	MXN	5,537,200	CITI	3/21/2018	1,732
USD	419,192	MXN	8,305,800	JPMC	3/21/2018	2,598
USD	16,342,454	NOK	133,524,900	CITI	3/21/2018	44,839
USD	24,514,961	NOK	200,287,350	JPMC	3/21/2018	68,538
USD	63,971,357	JPY	7,145,734,800	CITI	3/22/2018	297,136
USD	95,956,915	JPY	10,718,602,198	JPMC	3/22/2018	445,584
USD	617,177	ZAR	7,704,800	CITI	3/22/2018	1,635
USD	925,764	ZAR	11,557,200	JPMC	3/22/2018	2,451
ZAR	294,598,000	USD	21,784,352	CITI	3/22/2018	1,751,297
ZAR	441,897,000	USD	32,676,460	JPMC	3/22/2018	2,627,013

Total unrealized appreciation						42,816,628

BRL	2,433,600	USD	734,294	CITI**	3/21/2018	(6,832)
BRL	3,650,400	USD	1,101,443	JPMC**	3/21/2018	(10,249)
CAD	1,936,800	USD	1,545,355	CITI	3/21/2018	(2,979)
CAD	2,905,200	USD	2,318,035	JPMC	3/21/2018	(4,471)
CZK	95,500,000	USD	4,519,998	CITI	3/21/2018	(17,928)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CZK	143,250,000	USD	6,780,006	JPMC	3/21/2018	$ (26,900)
GBP	6,621,653	USD	8,971,161	CITI	3/21/2018	(7,951)
GBP	9,932,480	USD	13,456,759	JPMC	3/21/2018	(11,943)
HKD	1,273,200	USD	163,355	CITI	3/21/2018	(143)
HKD	1,909,800	USD	245,032	JPMC	3/21/2018	(214)
HUF	71,317,600	USD	276,864	CITI	3/21/2018	(419)
HUF	106,976,400	USD	415,297	JPMC	3/21/2018	(629)
MXN	1,852,285,194	USD	97,327,393	CITI	3/21/2018	(4,422,293)
MXN	2,778,427,806	USD	145,991,273	JPMC	3/21/2018	(6,633,622)
PHP	11,430,000	USD	228,761	CITI**	3/21/2018	(414)
PHP	17,145,000	USD	343,142	JPMC**	3/21/2018	(621)
USD	65,989,547	AUD	87,021,600	CITI	3/21/2018	(1,898,886)
USD	98,984,197	AUD	130,532,400	JPMC	3/21/2018	(2,848,453)
USD	70,194,776	CAD	89,884,400	CITI	3/21/2018	(1,384,912)
USD	105,292,032	CAD	134,826,600	JPMC	3/21/2018	(2,077,500)
USD	193,943,515	CHF	189,855,600	CITI	3/21/2018	(1,981,761)
USD	290,914,909	CHF	284,783,400	JPMC	3/21/2018	(2,973,006)
USD	19,055,677	CLP	12,309,812,800	CITI**	3/21/2018	(936,395)
USD	28,583,480	CLP	18,464,719,200	JPMC**	3/21/2018	(1,404,627)
USD	2,235,075	CNY	14,846,800	CITI**	3/21/2018	(34,528)
USD	3,352,609	CNY	22,270,200	JPMC**	3/21/2018	(51,795)
USD	4,652,501	CZK	100,000,000	CITI	3/21/2018	(61,709)
USD	6,978,742	CZK	150,000,000	JPMC	3/21/2018	(92,572)
USD	31,693,518	EUR	26,630,400	CITI	3/21/2018	(408,111)
USD	47,540,217	EUR	39,945,600	JPMC	3/21/2018	(612,225)
USD	31,967,467	GBP	23,803,600	CITI	3/21/2018	(253,592)
USD	47,951,140	GBP	35,705,400	JPMC	3/21/2018	(380,449)
USD	4,202,669	HKD	32,799,950	CITI	3/21/2018	(1,969)
USD	6,303,996	HKD	49,199,925	JPMC	3/21/2018	(2,963)
USD	11,651,514	HUF	3,059,693,200	CITI	3/21/2018	(208,656)
USD	17,477,249	HUF	4,589,539,800	JPMC	3/21/2018	(313,005)
USD	190,184	IDR	2,598,667,600	CITI**	3/21/2018	(888)
USD	285,275	IDR	3,898,001,400	JPMC**	3/21/2018	(1,333)
USD	20,788,786	ILS	72,616,000	CITI	3/21/2018	(146,331)
USD	31,183,180	ILS	108,924,001	JPMC	3/21/2018	(219,496)
USD	3,623,788	INR	238,694,400	CITI**	3/21/2018	(88,516)
USD	5,435,676	INR	358,041,600	JPMC**	3/21/2018	(132,780)
USD	40,893,055	KRW	44,478,562,000	CITI**	3/21/2018	(819,608)
USD	61,339,493	KRW	66,717,843,001	JPMC**	3/21/2018	(1,229,501)
USD	53,312,277	NOK	442,601,100	CITI	3/21/2018	(710,174)
USD	79,968,713	NOK	663,901,651	JPMC	3/21/2018	(1,064,963)
USD	48,363,506	NZD	70,622,785	CITI	3/21/2018	(1,638,409)
USD	72,545,195	NZD	105,934,217	JPMC	3/21/2018	(2,457,705)
USD	294,059	PHP	15,008,800	CITI**	3/21/2018	(5,786)
USD	441,087	PHP	22,513,200	JPMC**	3/21/2018	(8,679)
USD	97,201,520	SEK	809,504,000	CITI	3/21/2018	(1,947,507)
USD	145,802,097	SEK	1,214,255,998	JPMC	3/21/2018	(2,921,442)
USD	20,332,469	SGD	27,420,800	CITI	3/21/2018	(194,270)
USD	30,498,666	SGD	41,131,200	JPMC	3/21/2018	(291,443)
USD	19,644,475	TRY	78,804,000	CITI	3/21/2018	(677,934)
USD	29,466,675	TRY	118,206,000	JPMC	3/21/2018	(1,016,939)
USD	389,665	TWD	11,614,000	CITI**	3/21/2018	(5,288)
USD	584,496	TWD	17,421,000	JPMC**	3/21/2018	(7,932)
JPY	7,874,035,600	USD	70,896,527	CITI	3/22/2018	(732,563)
JPY	11,811,053,400	USD	106,344,924	JPMC	3/22/2018	(1,098,977)
USD	2,114,725	JPY	238,356,400	CITI	3/22/2018	(9,221)
USD	3,172,084	JPY	357,534,600	JPMC	3/22/2018	(13,836)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	4,325,114	ZAR	57,441,601	CITI	3/22/2018	$ (263,938)
USD	6,487,662	ZAR	86,162,401	JPMC	3/22/2018	(395,915)

Total unrealized depreciation						(47,176,096)

Net unrealized depreciation						$(4,359,468)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps Outstanding at December 31, 2017

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR plus or minus a specified spread (0.03%), which is denominated in AUD based on the local currencies of the positions within the swap.	61 months maturity 05/23/2022	$25,408,053	$201,381	$(17,525)	$183,856

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SIBOR plus or minus a specified spread (0.04%), which is denominated in SGD based on the local currencies of the positions within the swap.	61 months maturity 07/20/2022	$3,100,261	$51,445	$(1,277)	$50,168

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the OBFR plus or minus a specified spread (0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	85 months maturity 11/22/2021	$1,212,052	$140,062	$4,291	$144,353

DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HKD/USD 1 Month Forward FX Swap Rate plus or minus a specified spread (0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	61 months maturity 07/13/2022	$5,235,584	$238,991	$(2,705)	$236,286

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Warsaw Interbank Offered Rate plus or minus a specified spread, (-0.35% to 0.07%), which is denominated in PLN based on the local currencies of the positions within the swap	52-57 months maturity 11/19/2021	$23,099,055	$(364,553)	$17,866	$(346,687)

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Mexico Equilibrium Interbank Interest Rate plus or minus a specified spread (-0.05% to 0.05%), which is denominated in MXN based on the local currencies of the positions within the swap.	48-57 months Maturity ranging from 11/19/2021 -11/22/2021	$19,839,202	$359,704	$(21,715)	$337,989

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Floating Rate plus or minus a specified spread (-0.05%), which is denominated in USD based on the local currencies of the positions within the swap.	53 months maturity 11/22/2021	$6,167,609	$(618,557)	$5,292	$(613,265)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-0.04%), which is denominated in EUR based on the local currencies of the positions within the swap.	48 months maturity 11/19/2021	$12,506,098	$262,769	$(1,865)	$260,904

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or AOISR plus or minus a specified spread (-0.04% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	48-57 months maturity 11/19/2021	$3,041,026	$(399,500)	$(42,369)	$(441,869)

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Norway Interbank Offered Rate plus or minus a specified spread (-0.35% to 0.35%), which is denominated in NOK based on the local currencies of the positions within the swap.	38-46 months maturity 01/14/2021	$21,766,590	$(1,245,176)	$4,268	$(1,240,908)

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Copenhagen Interbank Offered Rate plus or minus a specified spread (0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	39-40 months maturity 01/14/2021	$20,559,229	$2,742	$1,357	$4,099

JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the CDOR plus or minus a specified spread (-0.30% to 0.30%), which is denominated in CAD based on the local currencies of the positions within the swap.	37-40 months maturity 1/14/2021	$10,636,321	$69,012	$15,134	$84,146

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap.	37-40 months maturity 1/14/2021	$4,495,757	$57,503	$8,328	$65,831

MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread (-0.25% to 0.00%), which is denominated in USD based on the local currencies of the positions within the swap.	24 months maturity 10/2/2019	$11,520	$(3,841)	$15	$(3,826)

MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the RBACR plus or minus a specified spread (0.45%), which is denominated in AUD based on the local currencies of the positions within the swap.	24 months maturity 12/24/2019	$4,285,297	$46,357	$(1,583)	$44,774

MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate plus or minus a specified spread (0.33%), which is denominated in CAD based on the local currencies of the positions within the swap	24-25 months maturity 11/13/2019	$530,543	$6,256	$2,914	$9,170

BANA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (-0.35% to 0.50%), which is denominated in EUR based on the local currencies of the positions within the swap.	25 months maturity ranging from 11/26/2018 - 07/25/2019	$83,073,364	$1,118,104	$(23,337)	$1,094,767

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions
Convertible Bond
Germany
Bayer Capital Corp. BV 5.63%, 11/22/2019	$34,000,000	$46,989,929	$428,263	0.0%

	SHARES
Short Positions
Common Stock
Germany
Bayer AG (Registered)	(290,379)	(36,083,435)	689,841	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.13% to 0.04%), which is denominated in EUR based on the local currencies of the positions within the swaps.	49-73 months maturity ranging from 12/19/2018 – 12/20/2018	$177,560,279	$5,247,999	$2,632,556	$7,880,555

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
France
Air France-KLM	506,241	$8,223,405	$1,249,287	0.0%
Amundi SA	11,022	933,507	13,945	0.0
Atos SE	114,507	16,648,203	3,888,431	0.1
BioMerieux	2,810	251,591	31,705	0.0
Capgemini SE	4,073	482,414	1,417	0.0
Casino Guichard Perrachon SA	15,563	943,606	(26,431)	(0.0)
Cie Generale des Etablissements Michelin	11,136	1,593,064	103,535	0.0
CNP Assurances	196,043	4,522,195	789,568	0.0
Eiffage SA	8,866	970,309	232,561	0.0
Elior Group SA	11,922	245,871	14,797	0.0
Engie SA	273,302	4,698,476	(57,346)	(0.0)
Eutelsat Communications SA	40,790	944,393	16,715	0.0
Faurecia	124,719	9,719,991	3,582,007	0.1
Ipsen SA	21,333	2,539,083	534,257	0.0
Kering	13,483	6,346,815	839,314	0.0
Lagardere SCA	258,978	8,293,554	1,034,026	0.0
Orange SA	23,573	408,540	(3,859)	(0.0)
Peugeot SA	245,750	4,991,489	269,010	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
France (continued)
Renault SA	45,073	$4,524,341	$239,204	0.0%
Rexel SA	36,822	666,735	(22,025)	(0.0)
SCOR SE	28,161	1,131,890	177,474	0.0
SPIE SA	19,830	515,562	(30,089)	(0.0)
Teleperformance	29,586	4,235,234	873,639	0.0
Thales SA	14,155	1,523,359	93,815	0.0
Ubisoft Entertainment SA	41,389	3,179,989	1,092,304	0.0

Portugal
EDP - Energias de Portugal SA	441,833	1,528,370	(63,590)	(0.0)

Short Positions

Common Stock
France
Accor SA	(136,787)	(7,041,792)	(1,201,784)	(0.0)
Aeroports de Paris	(9,373)	(1,782,266)	(566,542)	(0.0)
Air Liquide SA	(12,896)	(1,621,212)	(308,733)	(0.0)
Airbus SE	(61,231)	(6,085,557)	(43,547)	(0.0)
Bollore SA	(676,421)	(3,669,437)	(1,007,611)	(0.0)
Bureau Veritas SA	(105,110)	(2,870,841)	(443,969)	(0.0)
Carrefour SA	(156,673)	(3,377,937)	(114,375)	(0.0)
Edenred	(233,486)	(6,759,392)	(1,004,808)	(0.0)
Electricite de France SA	(400,501)	(5,002,870)	(891,947)	(0.0)
Essilor International Cie Generale d’Optique SA	(3,995)	(550,278)	(32,116)	(0.0)
Getlink SE	(619,220)	(7,964,196)	(1,110,912)	(0.0)
Iliad SA	(18,987)	(4,549,597)	296,394	0.0
Ingenico Group SA	(73,920)	(7,891,374)	(596,544)	(0.0)
JCDecaux SA	(130,864)	(5,263,348)	(610,418)	(0.0)
L’Oreal SA	(9,022)	(1,999,103)	(49,779)	(0.0)
Pernod Ricard SA	(5,543)	(876,653)	(65,641)	(0.0)
Remy Cointreau SA	(51,476)	(7,132,266)	(2,310,679)	(0.1)
Safran SA	(6,065)	(625,578)	13,644	0.0
Societe BIC SA	(2,218)	(243,749)	2,844	0.0
Vivendi SA	(151,047)	(4,054,031)	(440,357)	(0.0)
Zodiac Aerospace	(99,488)	(2,973,736)	(584,424)	(0.0)
Luxembourg
Eurofins Scientific SE	(1,595)	(969,464)	(132,714)	(0.0)
SES SA	(203,745)	(3,176,711)	1,620,592	0.1

Portugal
Banco Comercial Portugues SA	(1,533,285)	(499,075)	(29,797)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread (-0.48% to 0.04%), which is denominated in GBP based on the local currencies of the positions within the swap.	73 months maturity 12/19/2018	$425,078,367	$3,629,420	$2,070,522	$5,699,942

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Australia
BHP Billiton plc	399,423	$8,076,471	$654,940	0.0%

Netherlands
Royal Dutch Shell plc	230,267	7,687,048	643,748	0.0

South Africa
Investec plc	730,679	5,261,071	338,725	0.0

United Kingdom
AstraZeneca plc	111,392	7,686,672	155,424	0.0
BAE Systems plc	605,065	4,674,930	(176,158)	(0.0)
Barclays plc	1,850,769	5,066,241	224,599	0.0
BP plc	1,483,405	10,406,510	801,036	0.0
British American Tobacco plc	57,126	3,861,648	66,282	0.0
BT Group plc	2,144,244	7,859,264	(608,959)	(0.0)
Close Brothers Group plc	209,863	4,100,321	268,929	0.0
DCC plc	53,980	5,432,393	511,406	0.0
G4S plc	1,035,957	3,728,500	(209,869)	(0.0)
GlaxoSmithKline plc	667,693	11,824,303	(1,725,729)	(0.1)
Imperial Brands plc	210,345	8,972,189	(906,185)	(0.0)
Inchcape plc	467,670	4,926,646	598,683	0.0
Indivior plc	672,161	3,691,192	674,017	0.0
Intermediate Capital Group plc	517,358	7,988,453	3,426,593	0.1
National Grid plc	761,631	8,978,503	(1,329,399)	(0.0)
Old Mutual plc	1,618,471	5,055,144	586,985	0.0
Persimmon plc	102,990	3,804,893	1,199,292	0.0
Reckitt Benckiser Group plc	44,361	4,138,592	(210,767)	(0.0)
Rio Tinto plc	103,600	5,434,607	391,648	0.0
Smith & Nephew plc	537,840	9,306,307	(394,508)	(0.0)
Taylor Wimpey plc	1,347,297	3,748,462	709,155	0.0
Vodafone Group plc	1,849,256	5,845,490	404,131	0.0

Short Positions

Common Stock
Jordan
Hikma Pharmaceuticals plc	(344,127)	(5,257,481)	2,467,864	0.1

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

South Africa
Mediclinic International plc	(434,832)	$(3,805,501)	$525,014	0.0%

United Kingdom
Admiral Group plc	(298,535)	(8,052,176)	612,530	0.0
Aggreko plc	(783,751)	(8,434,136)	2,171,463	0.1
Berkeley Group Holdings plc	(66,471)	(3,759,988)	(393,179)	(0.0)
BTG plc	(404,787)	(4,161,314)	(538,984)	(0.0)
Capita plc	(875,294)	(4,729,310)	1,642,306	0.1
Cobham plc	(2,818,495)	(4,795,573)	442,886	0.0
easyJet plc	(515,417)	(10,162,995)	(1,779,141)	(0.1)
Essentra plc	(543,373)	(3,884,901)	(226,938)	(0.0)
Experian plc	(182,868)	(4,030,903)	(264,160)	(0.0)
Greene King plc	(599,446)	(4,479,262)	724,643	0.0
Hargreaves Lansdown plc	(672,625)	(16,335,226)	(4,531,053)	(0.1)
Inmarsat plc	(849,431)	(5,618,818)	2,395,432	0.1
John Wood Group plc	(1,009,445)	(8,832,267)	415,110	0.0
Just Eat plc	(1,122,404)	(11,805,703)	(2,810,440)	(0.1)
Pearson plc	(432,593)	(4,285,267)	(110,498)	(0.0)
Provident Financial plc	(297,478)	(3,598,554)	3,107,813	0.1
Rightmove plc	(65,670)	(3,985,229)	(333,985)	(0.0)
Rotork plc	(1,037,834)	(3,725,575)	(609,797)	(0.0)
Royal Bank of Scotland Group plc	(1,773,221)	(6,649,205)	(1,564,331)	(0.1)
Schroders plc	(76,915)	(3,640,868)	(717,017)	(0.0)
Tesco plc	(3,371,676)	(9,538,905)	(1,075,860)	(0.0)
Travis Perkins plc	(202,045)	(4,271,889)	(199,913)	(0.0)
Weir Group plc (The)	(171,074)	(4,893,872)	(536,655)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Rand Overnight Deposit Rate plus or minus a specified spread (-0.88% to 0.06%), which is denominated in ZAR based on the local currencies of the positions within the swap.	49-57 months maturity 11/22/2021	$34,826,754	$(15,795)	$283,122	$267,327

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
South Africa
Anglo American Platinum Ltd.	35,731	$1,021,957	$(10,884)	(0.0)%
Brait SE	21,781	73,355	(57,482)	(0.0)
Exxaro Resources Ltd.	508,798	6,671,400	1,253,794	0.0
Foschini Group Ltd. (The)	61,138	972,098	297,311	0.0
Mondi Ltd.	112,359	2,894,893	82,157	0.0
RMB Holdings Ltd.	308,395	1,968,391	320,691	0.0
Sappi Ltd.	70,411	508,984	31,574	0.0
Tiger Brands Ltd.	36,509	1,355,450	152,195	0.0
Vodacom Group Ltd.	3,507	41,128	(3,907)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Short Positions

Common Stock
South Africa
Aspen Pharmacare Holdings Ltd.	(3,597)	$(80,627)	$(510)	(0.0	) %
Bid Corp. Ltd.	(35,717)	(868,101)	(15,999)	(0.0)
Coronation Fund Managers Ltd.	(362,530)	(2,158,336)	(177,720)	(0.0)
Discovery Ltd.	(533,761)	(8,025,827)	(2,015,241)	(0.1)
Impala Platinum Holdings Ltd.	(867,353)	(2,274,696)	386,017	0.0
Life Healthcare Group Holdings Ltd.	(686,921)	(1,542,808)	(8,796)	(0.0)
Nedbank Group Ltd.	(44,245)	(912,665)	(86,042)	(0.0)
Pick n Pay Stores Ltd.	(78,821)	(442,107)	(52,913)	(0.0)
Pioneer Foods Group Ltd.	(93,638)	(1,030,886)	(84,627)	(0.0)
PSG Group Ltd.	(9,975)	(217,634)	(7,006)	(0.0)
Sanlam Ltd.	(27,570)	(193,224)	(4,451)	(0.0)
Sasol Ltd.	(4,959)	(171,423)	(19,557)	(0.0)
Telkom SA SOC Ltd.	(359,371)	(1,400,764)	5,601	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HIBOR or HONIX plus or minus a specified spread (-1.08% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	47-57 months maturity 11/19/2021	$164,639,090	$5,307,698	$(1,109,443)	$4,198,255

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
China
AAC Technologies Holdings, Inc.	118,500	$2,097,268	$(245,603)	(0.0)%
Agricultural Bank of China Ltd.	3,531,000	1,640,996	4,874	0.0
Beijing Capital International Airport Co. Ltd.	2,476,000	3,726,805	602,000	0.0
Beijing Enterprises Holdings Ltd.	209,000	1,237,084	87,282	0.0
China Cinda Asset Management Co. Ltd.	10,141,000	3,702,835	(359,530)	(0.0)
China Construction Bank Corp.	3,560,000	3,277,168	342,032	0.0
China Huarong Asset Management Co. Ltd.	4,643,000	2,188,463	132,649	0.0
China Mengniu Dairy Co. Ltd.	573,000	1,702,118	442,518	0.0
China Resources Power Holdings Co. Ltd.	2,252,000	4,188,597	(10,799)	(0.0)
China Shenhua Energy Co. Ltd.	508,000	1,312,389	(5,134)	(0.0)
CSPC Pharmaceutical Group Ltd.	3,384,000	6,817,480	1,952,234	0.1
Geely Automobile Holdings Ltd.	2,236,000	7,701,682	3,165,361	0.1
Guangdong Investment Ltd.	1,188,000	1,588,360	(148,238)	(0.0)
Haitian International Holdings Ltd.	768,000	2,310,071	185,528	0.0
Industrial & Commercial Bank of China Ltd.	1,742,000	1,396,448	245,878	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
China (continued)
People’s Insurance Co. Group of China Ltd. (The)	8,004,000	$3,930,554	$508,918	0.0%
PICC Property & Casualty Co. Ltd.	1,590,000	3,046,084	423,809	0.0
Sinopec Engineering Group Co. Ltd.	2,151,000	2,037,882	(8,817)	(0.0)
Sinopec Shanghai Petrochemical Co. Ltd.	7,367,000	4,187,974	66,398	0.0
Weichai Power Co. Ltd.	4,014,000	4,385,142	781,083	0.0
Zhuzhou CRRC Times Electric Co. Ltd.	337,500	2,190,398	355,282	0.0

Hong Kong
Haier Electronics Group Co. Ltd.	667,000	1,818,094	32,415	0.0
Nine Dragons Paper Holdings Ltd.	688,000	1,099,329	365,974	0.0
Sino Biopharmaceutical Ltd.	2,837,999	5,017,327	2,610,174	0.1

Short Positions

Common Stock
China
Alibaba Health Information Technology Ltd.	(5,206,000)	(2,629,407)	(118,583)	(0.0)
Beijing Enterprises Water Group Ltd.	(2,380,000)	(1,838,673)	(5,409)	(0.0)
Brilliance China Automotive Holdings Ltd.	(560,000)	(1,488,146)	(533,873)	(0.0)
BYD Co. Ltd.	(703,000)	(6,107,314)	(44,207)	(0.0)
CGN Power Co. Ltd.	(18,473,000)	(5,001,359)	633,048	0.0
China Life Insurance Co. Ltd.	(708,000)	(2,207,907)	62,434	0.0
China Minsheng Banking Corp. Ltd.	(2,247,000)	(2,245,601)	284,037	0.0
China Pacific Insurance Group Co. Ltd.	(398,400)	(1,906,575)	(9,820)	(0.0)
China Railway Construction Corp. Ltd.	(1,128,500)	(1,306,552)	106,878	0.0
China Southern Airlines Co. Ltd.	(1,376,000)	(1,418,344)	(458,229)	(0.0)
China State Construction International Holdings Ltd.	(1,388,000)	(1,938,873)	31,504	0.0
China Taiping Insurance Holdings Co. Ltd.	(709,400)	(2,647,735)	(832,431)	(0.0)
CITIC Securities Co. Ltd.	(828,500)	(1,704,091)	44,080	0.0
Fosun International Ltd.	(1,704,500)	(3,766,891)	(1,029,267)	(0.0)
GF Securities Co. Ltd.	(826,200)	(1,658,054)	147,909	0.0
Haitong Securities Co. Ltd.	(2,006,800)	(2,904,972)	436,826	0.0
Huatai Securities Co. Ltd.	(1,273,000)	(2,528,426)	47,589	0.0
Kingsoft Corp. Ltd.	(358,000)	(1,186,110)	(120,104)	(0.0)
Kunlun Energy Co. Ltd.	(1,796,000)	(1,866,652)	(53,491)	(0.0)
Lenovo Group Ltd.	(10,520,000)	(5,923,945)	125,668	0.0
New China Life Insurance Co. Ltd.	(304,900)	(2,079,353)	(545,622)	(0.0)
Semiconductor Manufacturing International Corp.	(933,500)	(1,608,766)	(662,061)	(0.0)
Shanghai Fosun Pharmaceutical Group Co. Ltd.	(372,500)	(2,388,716)	(976,645)	(0.0)
Yanzhou Coal Mining Co. Ltd.	(5,266,000)	(6,141,144)	(1,619,832)	(0.1)
Zijin Mining Group Co. Ltd.	(7,230,000)	(2,729,374)	(291,887)	(0.0)

Hong Kong
China Gas Holdings Ltd.	(1,258,200)	(3,471,055)	(1,442,582)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or Federal Funds Floating Rate plus or minus a specified spread (-0.75% to 0.08%), which is denominated in USD based on the local currencies of the positions within the swap.	47-57 months maturity ranging from 11/19/2021-11/22/2021	$296,181,813	$10,643,937	$(4,487,703)	$6,156,234

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Brazil
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	433,154	$4,526,459	$79,599	0.0%
Equatorial Energia SA	141,200	2,794,543	209,549	0.0
Hypermarcas SA	294,200	3,192,909	360,540	0.0
Qualicorp SA	403,700	3,772,783	1,332,373	0.0

South Africa
AngloGold Ashanti Ltd., ADR	231,226	2,356,193	(9,361)	(0.0)

South Korea
BNK Financial Group, Inc.	300,802	2,643,704	(31,118)	(0.0)
Celltrion, Inc.	10,724	2,212,077	570,587	0.0
DB Insurance Co. Ltd.	32,935	2,189,087	348,444	0.0
Hana Financial Group, Inc.	58,958	2,740,453	608,566	0.0
Hanwha Chemical Corp.	82,429	2,431,784	445,504	0.0
Hanwha Corp.	88,000	3,402,914	586,124	0.0
Hanwha Life Insurance Co. Ltd.	421,497	2,716,828	349,759	0.0
Hyundai Development Co-Engineering & Construction	59,830	2,152,609	26,513	0.0
Hyundai Marine & Fire Insurance Co. Ltd.	138,874	6,090,663	1,967,119	0.1
Hyundai Mobis Co. Ltd.	15,422	3,789,387	194,514	0.0
Korea Zinc Co. Ltd.	7,218	3,320,696	80,262	0.0
LG Corp.	84,679	7,196,250	1,667,698	0.1
LG Electronics, Inc.	79,540	7,864,451	1,972,560	0.1
Lotte Chemical Corp.	12,959	4,449,745	172,772	0.0
POSCO	7,696	2,393,850	379,068	0.0
Samsung Electronics Co. Ltd.	3,373	8,013,949	1,481,925	0.0
SK Hynix, Inc.	111,661	7,930,872	2,245,568	0.1
SK Innovation Co. Ltd.	34,184	6,521,311	1,529,663	0.1
SK Telecom Co. Ltd.	29,723	7,410,507	829,927	0.0

Taiwan
Hon Hai Precision Industry Co. Ltd.	1,019,700	3,242,227	193,617	0.0
Uni-President Enterprises Corp.	1,625,000	3,598,779	374,591	0.0

Short Positions

Common Stock
Brazil
BRF SA	(575,900)	(6,354,328)	853,170	0.0
Centrais Eletricas Brasileiras SA	(494,200)	(2,881,381)	168,244	0.0
Cia Siderurgica Nacional SA	(957,800)	(2,419,693)	164,931	0.0
Lojas Americanas SA (Preference)	(690,900)	(3,551,248)	(277,416)	(0.0)
Ultrapar Participacoes SA	(103,800)	(2,346,929)	(20,308)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

Mexico
Grupo Televisa SAB, ADR	(243,858)	$(4,552,829)	$1,168,004	0.0%

South Korea
Amorepacific Corp.	(17,744)	(5,043,602)	(817,990)	(0.0)
CJ CheilJedang Corp.	(16,866)	(5,767,067)	(474,093)	(0.0)
CJ Corp.	(24,313)	(4,116,445)	(380,520)	(0.0)
CJ Logistics Corp.	(31,726)	(4,148,665)	582,482	0.0
Hanmi Pharm Co. Ltd.	(13,971)	(7,606,229)	(2,981,317)	(0.1)
Hanmi Science Co. Ltd.	(52,552)	(5,440,230)	(2,693,729)	(0.1)
Hanssem Co. Ltd.	(19,130)	(3,212,711)	16,125	0.0
Hanwha Techwin Co. Ltd.	(178,445)	(5,924,042)	545,804	0.0
Hyundai Wia Corp.	(38,113)	(2,316,242)	(53,746)	(0.0)
Korea Aerospace Industries Ltd.	(150,292)	(6,660,413)	178,996	0.0
Kumho Petrochemical Co. Ltd.	(85,184)	(7,908,662)	(2,232,050)	(0.1)
Mirae Asset Daewoo Co. Ltd.	(421,940)	(3,610,394)	92,009	0.0
Orion Corp.	(39,063)	(3,806,545)	(871,701)	(0.0)
Pan Ocean Co. Ltd.	(648,924)	(3,188,618)	(94,737)	(0.0)
Samsung C&T Corp.	(57,280)	(6,732,972)	(57,356)	(0.0)
Shinsegae, Inc.	(10,778)	(3,019,793)	(1,140,536)	(0.0)
S-Oil Corp.	(47,990)	(5,241,673)	(1,161,967)	(0.0)

Taiwan
Hotai Motor Co. Ltd.	(274,000)	(3,250,288)	(112,565)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or SONIA plus or minus a specified spread (-0.03% to 0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	53-57 months maturity 11/19/2021	$115,352,488	$3,294,145	$(77,784)	$3,216,361

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
United Kingdom
Booker Group plc	11,199,721	$34,605,601	$4,524,767	0.1%
Sky plc	3,205,228	43,742,650	1,181,604	0.0
Worldpay Group plc	1,694,219	9,722,430	571,744	0.0

Short Positions

Common Stock
United Kingdom
Tesco plc	(9,643,184)	(27,281,807)	(2,983,970)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the STIBOR plus or minus a specified spread (-4.00% to 0.35%), which is denominated in SEK based on the local currencies of the positions within the swap.	38-46 months maturity 01/14/2021	$61,573,641	$2,490,317	$120,818	$2,611,135

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Malta
Kindred Group plc	155,165	$2,215,573	$387,076	0.0%
Sweden
BillerudKorsnas AB	14,328	245,349	(2,010)	(0.0)
Boliden AB	265,119	9,066,467	552,931	0.0
Electrolux AB	171,652	5,526,403	40,148	0.0
Essity AB	8,554	243,087	(12,182)	(0.0)
Husqvarna AB	367,479	3,496,378	(120,747)	(0.0)
NCC AB	71,635	1,373,851	(567,070)	(0.0)
Skandinaviska Enskilda Banken AB	280,093	3,288,962	(180,466)	(0.0)
SSAB AB	254,403	1,390,221	130,747	0.0
Svenska Cellulosa AB SCA	248,643	2,561,104	354,711	0.0
Swedish Match AB	31,177	1,228,114	125,172	0.0
Tele2 AB	20,093	246,943	(12,708)	(0.0)
Volvo AB	29,358	546,701	(39,169)	(0.0)

Short Positions

Common Stock
Colombia
Millicom International Cellular SA	(44,342)	(2,993,304)	(363,749)	(0.0)

Sweden
Arjo AB	(70,747)	(201,898)	(195,906)	(0.0)
Atlas Copco AB	(23,394)	(1,009,593)	(143,971)	(0.0)
Axfood AB	(76,872)	(1,480,945)	(185,407)	(0.0)
Elekta AB	(210,872)	(1,741,246)	414,790	0.0
Getinge AB	(64,153)	(930,265)	264,672	0.0
Hennes & Mauritz AB	(382,320)	(7,907,853)	2,149,382	0.1
Hexagon AB	(9,463)	(474,703)	(33,420)	(0.0)
Hexpol AB	(96,310)	(976,451)	102,983	0.0
Modern Times Group MTG AB	(4,334)	(182,124)	(13,594)	(0.0)
Skanska AB	(55,304)	(1,145,939)	64,816	0.0
SKF AB	(33,723)	(749,183)	15,462	0.0
Svenska Handelsbanken AB	(7,865)	(107,483)	4,298	0.0
Telefonaktiebolaget LM Ericsson	(1,552,109)	(10,243,501)	(246,472)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-1.65% to 0.35%), which is denominated in CHF based on the local currencies of the positions within the swap.	38-46 months maturity 01/14/2021	$111,884,021	$4,263,704	$14,293	$4,277,997

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Switzerland
Adecco Group AG (Registered)	3,490	$266,706	$3,167	0.0%
Baloise Holding AG (Registered)	22,978	3,571,827	340,872	0.0
Bucher Industries AG (Registered)	611	248,035	1,514	0.0
DKSH Holding AG	3,656	319,836	4,889	0.0
Flughafen Zurich AG (Registered)	14,855	3,395,360	122,960	0.0
Georg Fischer AG (Registered)	2,322	3,065,427	633,873	0.0
Helvetia Holding AG (Registered)	6,036	3,395,001	10,516	0.0
Lonza Group AG (Registered)	31,292	8,439,649	2,278,331	0.1
Novartis AG (Registered)	25,366	2,134,612	(13,173)	(0.0)
Partners Group Holding AG	2,517	1,724,631	277,206	0.0
Roche Holding AG	3,155	797,759	54,111	0.0
Sika AG	868	6,886,711	1,414,751	0.0
Sonova Holding AG (Registered)	2,696	420,827	(64,765)	(0.0)
Straumann Holding AG (Registered)	7,574	5,343,075	1,539,874	0.1
Sunrise Communications Group AG	37,823	3,451,691	509,673	0.0
Swiss Life Holding AG (Registered)	18,514	6,544,220	393,132	0.0
Temenos Group AG (Registered)	101,322	12,966,257	4,057,152	0.1

Short Positions

Common Stock
Austria
ams AG	(23,320)	(2,112,602)	75,313	0.0

Switzerland
Aryzta AG	(66,559)	(2,641,247)	(411,791)	(0.0)
Barry Callebaut AG (Registered)	(802)	(1,671,677)	(565,228)	(0.0)
Chocoladefabriken Lindt & Spruengli AG	(1,132)	(6,910,169)	(407,217)	(0.0)
Credit Suisse Group AG (Registered)	(989,720)	(17,652,372)	(3,955,011)	(0.1)
GAM Holding AG	(61,685)	(995,331)	(85,196)	(0.0)
Panalpina Welttransport Holding AG (Registered)	(3,830)	(593,253)	(110,091)	(0.0)
SGS SA (Registered)	(95)	(247,669)	(28,170)	(0.0)
Swatch Group AG (The)	(551)	(224,355)	(22,337)	(0.0)
Swiss Re AG	(13,946)	(1,304,240)	28,096	0.0
UBS Group AG (Registered)	(119,975)	(2,204,272)	(214,148)	(0.0)
Vifor Pharma AG	(96,510)	(12,355,210)	(1,604,599)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-15.50% to 0.35%), which is denominated in JPY based on the local currencies of the positions within the swap.	37-46 months maturity 01/14/2021	$1,095,302,070	$26,056,920	$(6,717,621)	$19,339,299

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Japan
Aozora Bank Ltd.	255,000	$9,894,590	$7,692,135	0.3%
Bandai Namco Holdings, Inc.	262,200	8,558,135	934,435	0.0
Fujitsu Ltd.	1,349,000	9,563,780	469,284	0.0
Haseko Corp.	654,500	10,143,595	2,410,452	0.1
Hitachi High-Technologies Corp.	213,300	8,964,873	466,889	0.0
Hitachi Ltd.	3,141,000	24,368,507	3,671,091	0.1
Idemitsu Kosan Co. Ltd.	202,800	8,123,304	2,037,807	0.1
Kajima Corp.	1,389,000	13,345,375	2,474,463	0.1
Kirin Holdings Co. Ltd.	436,400	10,997,900	1,049,345	0.0
Konami Holdings Corp.	249,600	13,726,061	3,010,676	0.1
Lion Corp.	427,900	8,088,156	5,362	0.0
Mitsubishi Gas Chemical Co., Inc.	285,000	8,160,969	2,449,383	0.1
Nexon Co. Ltd.	329,400	9,552,694	1,863,541	0.1
Nippon Electric Glass Co. Ltd.	196,400	7,475,249	1,913,115	0.1
Obayashi Corp.	900,700	10,880,573	1,298,353	0.0
Resona Holdings, Inc.	2,487,800	14,824,231	1,868,277	0.1
Shionogi & Co. Ltd.	147,500	7,970,148	214,228	0.0
Square Enix Holdings Co. Ltd.	202,800	9,622,417	3,733,519	0.1
Taisei Corp.	334,900	16,654,880	9,022,134	0.3
Tosoh Corp.	406,200	9,163,954	3,935,806	0.1

Short Positions

Common Stock
Japan
Acom Co. Ltd.	(1,699,530)	(7,140,546)	(274,119)	(0.0)
AEON Financial Service Co. Ltd.	(383,200)	(8,905,937)	(1,603,851)	(0.1)
Alps Electric Co. Ltd.	(509,900)	(14,504,297)	(729,298)	(0.0)
Asics Corp.	(528,300)	(8,397,225)	96,409	0.0
Calbee, Inc.	(409,300)	(13,301,305)	789,036	0.0
Casio Computer Co. Ltd.	(660,600)	(9,479,258)	(153,219)	(0.0)
Chugoku Electric Power Co., Inc. (The)	(689,600)	(7,403,009)	159,834	0.0
CyberAgent, Inc.	(214,600)	(8,363,537)	(1,957,824)	(0.1)
DeNA Co. Ltd.	(692,700)	(14,260,665)	1,039,766	0.0
FamilyMart UNY Holdings Co. Ltd.	(237,400)	(16,627,065)	(3,409,612)	(0.1)
Kakaku.com, Inc.	(581,400)	(9,814,424)	(1,648,307)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Japan (continued)
Kansai Paint Co. Ltd.	(434,800)	$(11,282,734)	$(1,595,993)	(0.1	) %
Kikkoman Corp.	(214,900)	(8,690,479)	(2,216,890)	(0.1)
M3, Inc.	(271,111)	(9,503,571)	(2,186,002)	(0.1)
MonotaRO Co. Ltd.	(229,100)	(7,301,379)	(290,169)	(0.0)
Murata Manufacturing Co. Ltd.	(95,500)	(12,786,314)	475,561	0.0
NGK Spark Plug Co. Ltd.	(656,100)	(15,902,116)	(2,164,595)	(0.1)
Nidec Corp.	(86,500)	(12,111,475)	(1,946,211)	(0.1)
Nippon Paint Holdings Co. Ltd.	(396,000)	(12,512,165)	1,270,019	0.0
Ricoh Co. Ltd.	(1,351,100)	(12,520,392)	(1,787,812)	(0.1)
Seven Bank Ltd.	(2,314,500)	(7,904,429)	1,003	0.0
Shimano, Inc.	(90,000)	(12,650,275)	230,489	0.0
Sony Financial Holdings, Inc.	(693,100)	(12,249,581)	(1,615,477)	(0.1)
Sumitomo Metal Mining Co. Ltd.	(255,800)	(11,702,923)	(6,584,607)	(0.2)
Sysmex Corp.	(116,000)	(9,108,436)	(1,993,627)	(0.1)
Toyota Motor Corp.	(109,772)	(6,995,770)	(584,991)	(0.0)
Yahoo Japan Corp.	(2,024,500)	(9,275,229)	25,370	0.0
Yamada Denki Co. Ltd.	(1,394,070)	(7,677,517)	(787,089)	(0.0)
Yamato Holdings Co. Ltd.	(347,800)	(6,982,207)	111,920	0.0
Yaskawa Electric Corp.	(257,100)	(11,264,871)	(6,309,867)	(0.2)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Floating Rate or LIBOR plus or minus a specified spread (-3.67% to 0.70%), which is denominated in USD based on the local currencies of the positions within the swap.	37-46 months maturity 01/14/2021	$5,952,557,895	$70,254,107	$7,176,961	$77,431,068

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
United States
Aflac, Inc.	257,958	$22,643,553	$2,376,476	0.1%
Alcoa Corp.	351,685	18,945,271	3,146,913	0.1
American Electric Power Co., Inc.	280,768	20,656,102	1,357,247	0.0
Anthem, Inc.	108,798	24,480,638	5,576,454	0.2
Archer-Daniels-Midland Co.	514,107	20,605,409	(1,485,932)	(0.0)
Best Buy Co., Inc.	279,612	19,145,034	3,456,029	0.1
Boeing Co. (The)	118,609	34,978,980	7,044,093	0.2
Centene Corp.	245,522	24,768,259	5,068,932	0.2
Chemours Co. (The)	371,090	18,576,765	820,154	0.0
Cigna Corp.	145,086	29,465,516	5,617,389	0.2

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
United States (continued)
eBay, Inc.	478,915	$18,074,252	$1,064,166	0.0%
Exelon Corp.	915,494	36,079,619	1,412,131	0.0
First Solar, Inc.	272,946	18,429,314	3,631,795	0.1
Gilead Sciences, Inc.	386,977	27,723,032	(1,225,375)	(0.0)
Halliburton Co.	468,712	22,905,955	1,795,780	0.1
Humana, Inc.	109,510	27,166,146	1,522,492	0.1
Huntington Ingalls Industries, Inc.	126,874	29,904,202	4,047,284	0.1
Lockheed Martin Corp.	75,832	24,345,864	1,588,760	0.1
LyondellBasell Industries NV	268,087	29,575,358	3,902,758	0.1
NVR, Inc.	6,186	21,701,849	7,132,812	0.2
Owens Corning	222,745	20,479,175	5,798,431	0.2
Prudential Financial, Inc.	165,453	19,023,786	1,216,904	0.0
Spirit AeroSystems Holdings, Inc.	223,735	19,520,879	6,423,313	0.2
WellCare Health Plans, Inc.	154,328	31,036,904	8,956,697	0.3
Western Digital Corp.	405,802	32,273,433	(2,317,791)	(0.1)

Short Positions

Common Stock
United States
Arista Networks, Inc.	(88,831)	(20,926,807)	(7,145,944)	(0.2)
Ball Corp.	(537,384)	(20,339,984)	(552,067)	(0.0)
BioMarin Pharmaceutical, Inc.	(225,670)	(20,122,994)	(212,377)	(0.0)
Brown-Forman Corp.	(282,924)	(19,428,391)	(6,348,791)	(0.2)
Charles Schwab Corp. (The)	(361,773)	(18,584,279)	(3,223,475)	(0.1)
Cheniere Energy, Inc.	(440,977)	(23,742,202)	(3,834,410)	(0.1)
Copart, Inc.	(742,042)	(32,048,794)	(9,278,931)	(0.3)
Coty, Inc.	(1,367,757)	(27,204,687)	(4,008,305)	(0.1)
Envision Healthcare Corp.	(726,867)	(25,120,524)	6,478,646	0.2
Fastenal Co.	(630,815)	(34,499,272)	(4,363,323)	(0.1)
Garmin Ltd.	(322,996)	(19,240,872)	(2,796,835)	(0.1)
Hess Corp.	(469,688)	(22,296,089)	(953,627)	(0.0)
L Brands, Inc.	(337,063)	(20,297,934)	(5,820,474)	(0.2)
Marsh & McLennan Cos., Inc.	(238,692)	(19,427,142)	(1,516,341)	(0.1)
Microchip Technology, Inc.	(205,212)	(18,034,031)	(2,318,353)	(0.1)
Primerica, Inc.	(215,778)	(21,912,256)	(4,260,489)	(0.1)
Sensata Technologies Holding NV	(544,348)	(27,821,626)	(4,446,029)	(0.1)
ServiceNow, Inc.	(153,739)	(20,046,028)	(3,440,958)	(0.1)
Southern Co. (The)	(478,908)	(23,030,686)	556,342	0.0
Splunk, Inc.	(248,461)	(20,582,509)	(5,102,084)	(0.2)
Square, Inc.	(697,568)	(24,184,683)	(4,746,388)	(0.2)
TransDigm Group, Inc.	(165,561)	(45,466,362)	(5,406,298)	(0.2)
Ultimate Software Group, Inc. (The)	(92,512)	(20,188,894)	(1,675,126)	(0.1)
Wabtec Corp.	(386,814)	(31,498,264)	(1,049,601)	(0.0)
Zillow Group, Inc.	(501,781)	(20,532,879)	(2,721,495)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (-2.10% to 0.65%), which is denominated in EUR based on the local currencies of the positions within the swap.	37-46 months maturity 01/14/2021	$508,370,214	$27,368,584	$1,001,306	$28,369,890

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Belgium
Umicore SA	75,189	$3,560,123	$1,159,163	0.0%

Finland
Kesko OYJ	89,737	4,871,618	254,449	0.0

Germany
Aurubis AG	66,547	6,177,137	808,720	0.0
Covestro AG	111,869	11,518,762	1,477,557	0.0
Deutsche Lufthansa AG (Registered)	163,173	5,992,319	2,837,743	0.1
HOCHTIEF AG	26,052	4,600,979	(420,367)	(0.0)
OSRAM Licht AG	76,459	6,846,398	1,330,804	0.0
Rheinmetall AG	87,363	11,048,233	2,402,716	0.1
RWE AG	331,386	6,743,848	(1,728,364)	(0.1)
Salzgitter AG	110,628	6,284,313	1,513,968	0.0
Schaeffler AG (Preference)	200,077	3,530,257	134,117	0.0
Software AG	114,941	6,447,126	1,314,958	0.0
Suedzucker AG	205,494	4,448,272	(654,113)	(0.0)
Talanx AG	90,938	3,705,879	59,006	0.0
A2A SpA	4,222,310	7,812,467	762,399	0.0
Autogrill SpA	306,126	4,225,414	670,624	0.0
Enel SpA	1,316,451	8,095,217	893,650	0.0
Intesa Sanpaolo SpA	2,358,943	7,826,645	(419,625)	(0.0)
Moncler SpA	182,735	5,711,849	894,018	0.0
Poste Italiane SpA	960,491	7,231,492	107,562	0.0
Prysmian SpA	190,896	6,220,371	319,634	0.0
Recordati SpA	106,967	4,753,562	498,695	0.0
Unipol Gruppo SpA	1,325,452	6,208,183	143,413	0.0

Netherlands
ASM International NV	80,331	5,424,943	277,541	0.0
ASR Nederland NV	101,890	4,194,489	132,236	0.0
Koninklijke Philips NV	193,143	7,292,825	(80,769)	(0.0)
NN Group NV	177,218	7,665,311	1,337,758	0.0

Spain
Bankinter SA	405,299	3,834,010	(47,701)	(0.0)
Repsol SA	363,855	6,424,389	34,619	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Switzerland
STMicroelectronics NV	480,401	$10,484,056	$1,478,517	0.0%

United Kingdom
Fiat Chrysler Automobiles NV	1,003,181	17,910,102	4,166,928	0.1

Short Positions

Common Stock
Belgium
Anheuser-Busch InBev SA/NV	(99,356)	(11,092,247)	1,092,113	0.0

Germany
GEA Group AG	(198,659)	(9,504,676)	(162,176)	(0.0)
ProSiebenSat.1 Media SE	(315,739)	(10,837,959)	2,718,625	0.1
United Internet AG (Registered)	(75,699)	(5,186,984)	(1,393,777)	(0.0)
Volkswagen AG (Preference)	(21,908)	(4,351,654)	40,291	0.0
Wirecard AG	(32,802)	(3,645,695)	(1,291,294)	(0.0)
Zalando SE	(102,323)	(5,395,270)	(222,822)	(0.0)

Italy
Azimut Holding SpA	(436,037)	(8,341,890)	636,665	0.0
Saipem SpA	(1,362,881)	(6,218,490)	(42,062)	(0.0)
Salvatore Ferragamo SpA	(129,197)	(3,431,434)	897,443	0.0
UniCredit SpA	(562,401)	(10,491,168)	819,464	0.0

Luxembourg
Tenaris SA	(1,437,700)	(22,819,151)	1,316,505	0.0

Netherlands
Altice NV	(1,178,583)	(12,359,145)	4,341,029	0.1
Koninklijke Vopak NV	(282,097)	(12,357,045)	1,050,477	0.0
SBM Offshore NV	(302,999)	(5,336,406)	341,832	0.0

Spain
Bankia SA	(2,140,866)	(10,218,252)	662,594	0.0
Cellnex Telecom SA	(399,739)	(10,227,498)	(2,464,794)	(0.1)
Enagas SA	(123,980)	(3,545,761)	144,725	0.0
Tecnicas Reunidas SA	(128,051)	(4,060,432)	271,623	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Copenhagen Interbank Offered Rate plus or minus a specified spread (-0.35% to 0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	38-46 months maturity 01/14/2021	$69,573,672	$(2,694,048)	$63,913	$(2,630,135)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Denmark
AP Moller - Maersk A/S	488	$850,577	$(132,499)	(0.0)%
Carlsberg A/S	28,858	3,461,178	94,524	0.0
Danske Bank A/S	140,795	5,480,023	75,254	0.0
Dfds A/S	14,093	752,679	(55,929)	(0.0)
DSV A/S	16,793	1,321,371	273,793	0.0
FLSmidth & Co. A/S	6,698	389,583	(16,995)	(0.0)
GN Store Nord A/S	88,312	2,852,215	121,639	0.0
H Lundbeck A/S	129,929	6,588,831	(507,816)	(0.0)
ISS A/S	46,047	1,782,715	(238,055)	(0.0)
Jyske Bank A/S (Registered)	43,202	2,456,333	(26,157)	(0.0)
Nets A/S	62,195	1,634,925	(1,579)	(0.0)
TDC A/S	1,540,831	9,464,869	559,782	0.0

Short Positions

Common Stock
Denmark
Chr Hansen Holding A/S	(36,115)	(3,385,869)	(841,881)	(0.0)
Coloplast A/S	(30,291)	(2,408,151)	233,564	0.0
Genmab A/S	(1,251)	(207,178)	37,522	0.0
Novo Nordisk A/S	(19,921)	(1,070,465)	(85,683)	(0.0)
Novozymes A/S	(151,000)	(8,620,188)	(1,654,158)	(0.1)
Orsted A/S	(809)	(44,098)	(2,462)	(0.0)
Pandora A/S	(125,966)	(13,692,320)	(27,167)	(0.0)
Tryg A/S	(67,844)	(1,697,119)	(292,849)	(0.0)
William Demant Holding A/S	(50,586)	(1,412,985)	(206,896)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-0.75% to 0.00%), which is denominated in CHF based on the local currencies of the positions within the swap.	37-40 months maturity 01/14/2021	$36,002,853	$(7,271,898)	$(468,644)	$(7,740,542)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock

Switzerland
Clariant AG (Registered)	(1,288,468)	$(36,002,853)	$(7,271,898)	(0.2)%

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR plus or minus a specified spread (-0.35% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	37-49 months maturity 01/14/2021	$134,144,503	$(613,940)	$(310,654)	$(924,594)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Austria
BUWOG AG	91,048	$3,137,710	$(4,971)	(0.0)%

France
Zodiac Aerospace	620,520	18,547,593	(2,210,892)	(0.1)

Germany
Linde AG	54,946	12,882,853	2,403,791	0.1

Italy
Luxottica Group SpA	696,570	42,746,950	(207,598)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Netherlands
Gemalto NV	114,308	$6,769,334	$(16,305)	(0.0)%
Refresco Group NV	245,238	5,825,736	122,467	0.0

Short Positions

Common Stock
France
Essilor International Cie Generale d’Optique SA	(321,140)	(44,234,327)	(700,432)	(0.0)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the Federal Funds Floating Rate or LIBOR plus or minus a specified spread (-0.25% to 0.30%), which is denominated in USD based on the local currencies of the positions within the swaps.	37-57 months maturity 01/14/2021	$767,105,357	$(1,542,125)	$662,678	$(879,447)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Canada
Potash Corp. of Saskatchewan, Inc.	457,569	$9,448,800	$644,653	0.0%

France
Advanced Accelerator Applications SA, ADR	280,601	22,902,654	194,713	0.0

Netherlands
NXP Semiconductors NV	206,550	24,184,939	3,578,505	0.1

United States
Aetna, Inc.	71,620	12,919,532	(164,790)	(0.0)
Akorn, Inc.	617,340	19,896,868	(734,211)	(0.0)
Avista Corp.	482,888	24,863,903	(248,274)	(0.0)
BroadSoft, Inc.	62,600	3,436,740	8,593	0.0
Buffalo Wild Wings, Inc.	94,242	14,734,737	341,445	0.0
CalAtlantic Group, Inc.	591,499	33,354,629	2,953,816	0.1
Calgon Carbon Corp.	274,792	5,853,070	(19,659)	(0.0)
Calpine Corp.	1,348,436	20,401,837	514,137	0.0
Cavium, Inc.	345,000	28,921,350	(90,594)	(0.0)
Chicago Bridge & Iron Co. NV	334,409	5,397,361	33,668	0.0
Dynegy, Inc.	788,266	9,340,952	(270,043)	(0.0)
General Cable Corp.	319,066	9,444,354	32,484	0.0
Genworth Financial, Inc.	1,230,743	3,827,611	(1,877,516)	(0.1)
HSN, Inc.	86,502	3,490,356	40,786	0.0
Huntsman Corp.	524,850	17,472,256	3,338,716	0.1
Ignyta, Inc.	210,319	5,615,517	(20,242)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

United States (continued)
ILG, Inc.	92,771	$2,642,118	$(63,656)	(0.0	) %
Monsanto Co.	192,749	22,509,228	2,038,702	0.1
NxStage Medical, Inc.	549,817	13,322,066	(2,809,495)	(0.1)
Orbital ATK, Inc.	241,240	31,723,060	(245,039)	(0.0)
Pinnacle Entertainment, Inc.	136,657	4,472,784	227,326	0.0
Regal Entertainment Group	844,981	19,443,013	545,665	0.0
Rockwell Collins, Inc.	317,168	43,014,324	1,417,645	0.0
Scripps Networks Interactive, Inc.	373,887	31,922,472	(753,003)	(0.0)
Silver Spring Networks, Inc.	364,318	5,916,524	46,044	0.0
Snyder’s-Lance, Inc.	70,789	3,545,113	11,487	0.0
Straight Path Communications, Inc.	54,285	9,868,470	3,117,231	0.1
Time Warner, Inc.	550,599	50,363,291	(1,697,451)	(0.1)
Time, Inc.	153,100	2,824,695	(1,528)	(0.0)
Twenty-First Century Fox, Inc.	215,000	7,423,950	32,497	0.0
Westar Energy, Inc.	435,629	23,001,211	(1,365,758)	(0.0)
WGL Holdings, Inc.	328,798	28,224,020	505,669	0.0
Xcerra Corp.	476,792	4,667,794	22,493	0.0

Short Positions

Common Stock
Canada
Agrium, Inc.	(92,618)	(10,651,070)	(695,550)	(0.0)

United States
AT&T, Inc.	(483,413)	(18,795,097)	(2,116,347)	(0.1)
CVS Health Corp.	(60,003)	(4,350,217)	(18,060)	(0.0)
Discovery Communications, Inc.	(301,499)	(6,382,734)	(112,235)	(0.0)
Great Plains Energy, Inc.	(728,372)	(23,482,713)	(1,062,337)	(0.0)
Lennar Corp.	(517,527)	(32,728,407)	(2,591,147)	(0.1)
Liberty Interactive Corp. QVC Group	(142,740)	(3,485,711)	(30,399)	(0.0)
Marvell Technology Group Ltd.	(750,617)	(16,115,747)	174,248	0.0
McDermott International, Inc.	(824,503)	(5,425,230)	51,613	0.0
Praxair, Inc.	(84,617)	(13,088,558)	(3,094,450)	(0.1)
United Technologies Corp.	(81,485)	(10,395,041)	(1,164,610)	(0.0)
Vantiv, Inc.	(44,035)	(3,238,774)	(94,777)	(0.0)
Vistra Energy Corp.	(513,960)	(9,415,747)	390,719	0.0
Walt Disney Co. (The)	(59,017)	(6,344,918)	143,220	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Cash	$(1,280,000)	$—	$(1,280,000)

BARC
Cash	—	55,398,761	55,398,761

CITG
Cash	—	(11,017,817)	(11,017,817)
Investment Companies	—	12,266,506	12,266,506

DTBK
Investment Companies	21,490,898	—	21,490,898

GSCO
Cash	—	30,883,072	30,883,072

GSIN
Cash	(17,280,000)	—	(17,280,000)
Investment Companies	65,419,095	—	65,419,095

JPMC
Investment Companies	566,953,557	—	566,953,557

JPMS
Cash	—	3,332,736	3,332,736

MSCL
Cash	—	2,532	2,532

MSCS
Cash	51,771,845	—	51,771,845
Investment Companies	970,000	—	970,000

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Cash	$(1,430,000)	$—	$(1,430,000)
Investment Companies	2,988,853	—	2,988,853

GSCO
Cash	—	(736,405)	(736,405)

GSIN
Cash	1,760,000	—	1,760,000

JPPC
Cash	—	2,066,237	2,066,237

MACQ
Cash	710,000	—	710,000

MSCL
Cash	—	(5,616,121)	(5,616,121)
U.S. Treasury Bills	—	22,351,144	22,351,144

MLIN
Cash	906,665	—	906,665

SOCG
Cash	3,420,000	—	3,420,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 90.2%
INVESTMENT COMPANIES - 49.3%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (a)	2,264,787	$2,264,787
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (a)	9,059,147	9,059,147
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (a)(b)	21,951,110	21,951,110
Limited Purpose Cash Investment Fund, 1.17% (a)	56,961,308	56,955,612
UBS Select Treasury Preferred Fund, Class I, 1.16% (a)	11,323,934	11,323,934

TOTAL INVESTMENT COMPANIES (Cost $101,554,590)		101,554,590

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 40.9%
U.S. Treasury Bills
1.14%, 1/4/2018 (c)	$1,330,000	1,329,916
1.13%, 1/11/2018 (c)	3,061,000	3,060,099
1.10%, 1/18/2018 (c)	8,046,000	8,041,570
1.14%, 2/1/2018 (c)	1,411,000	1,409,512
1.15%, 2/8/2018 (c)	20,416,000	20,389,745
1.12%, 2/15/2018 (c)	3,514,000	3,508,685
1.12%, 2/22/2018 (c)	7,912,000	7,897,821
1.12%, 3/1/2018 (c)	1,326,000	1,323,282

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 40.9% (continued)
1.12%, 3/8/2018 (c)	$1,178,000	$1,175,248
1.15%, 3/15/2018 (c)	1,447,000	1,443,252
1.37%, 5/17/2018 (c)	22,785,000	22,663,670
1.43%, 5/24/2018 (c)	531,000	527,971
1.45%, 5/31/2018 (c)	5,276,000	5,244,282
1.46%, 6/7/2018 (c)	3,613,000	3,590,024
1.54%, 6/28/2018 (c)	2,649,000	2,629,366

TOTAL U.S. TREASURY OBLIGATIONS (Cost $84,243,530)		84,234,443

TOTAL SHORT-TERM INVESTMENTS (Cost $185,798,120)		185,789,033

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 90.2% (Cost $185,798,120)		185,789,033

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.8% (d)		20,100,160

NET ASSETS - 100.0%		$205,889,193

(a)	Represents 7-day effective yield as of December 31, 2017.
(b)	All or a portion of the security pledged as collateral for swap contracts.
(c)	The rate shown was the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/02/2018	USD	(37,840)	$4,293
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/02/2018	USD	(473,000)	46,320
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	4,521,225	604,630
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	393,150	53,040
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/09/2018	USD	39,315	5,328
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/02/2018	USD	(1,555,840)	69,266

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(632,060)	$748
Live Cattle April Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	04/06/2018	USD	(195,880)	428
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(982,080)	6,425
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(285,120)	1,440
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(63,360)	2,050
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(3,492,300)	28,351
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(170,800)	11,586
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(405,650)	26,896
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(854,000)	56,907
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(2,562,000)	172,258

								1,089,966

Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/02/2018	USD	37,840	(3,860)
Cocoa March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/02/2018	USD	473,000	(49,900)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	1,325,100	(62,913)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/09/2018	USD	520,575	(28,299)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	1,845,675	(95,511)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	736,575	(24,385)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	4,279,150	(132,641)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	5,892,600	(190,887)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/09/2018	USD	(39,315)	$(3,150)
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(196,575)	(14,425)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	3,100,680	(19,034)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(1,033,560)	(14,978)
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/13/2018	USD	242,080	(1,023)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	6,855,420	(476,396)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/02/2018	USD	5,056,480	(344,078)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	04/06/2018	USD	391,760	(674)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/06/2018	USD	636,610	(1,269)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	961,750	(39,360)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	240,438	(8,874)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	2,452,462	(101,028)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	5,385,800	(212,275)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	728,640	(29,782)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	982,080	(8,659)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	2,059,200	(18,159)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(570,240)	(618)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	792,000	(7,251)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	2,574,324	$(38,034)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(179,604)	(2,379)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	179,604	(2,894)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	4,071,024	(71,663)

								(2,004,399)

								$(914,433)

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
LME Aluminum Base Metal	24	1/2018	USD	$1,354,302	$58,093
LME Copper Base Metal	13	1/2018	USD	2,342,967	211,260
LME Lead Base Metal	3	1/2018	USD	186,222	(497)
LME Lead Base Metal	4	1/2018	USD	248,595	(6,940)
LME Lead Base Metal	4	1/2018	USD	248,234	(976)
LME Nickel Base Metal	2	1/2018	USD	152,481	25,276
LME Nickel Base Metal	6	1/2018	USD	457,753	37,259
LME Zinc Base Metal	1	1/2018	USD	83,350	5,898
LME Zinc Base Metal	6	1/2018	USD	500,888	7,575
100 oz Gold	513	2/2018	USD	67,167,090	1,533,192
Brent Crude Oil	596	2/2018	USD	39,598,240	2,159,620
Lean Hogs	180	2/2018	USD	5,167,800	69,834
Live Cattle	118	2/2018	USD	5,737,160	(397,850)
LME Aluminum Base Metal	2	2/2018	USD	113,240	8,036
LME Aluminum Base Metal	6	2/2018	USD	339,321	14,278
LME Aluminum Base Metal	36	2/2018	USD	2,040,075	190,487
LME Aluminum Base Metal	43	2/2018	USD	2,436,756	179,151
LME Aluminum Base Metal	51	2/2018	USD	2,888,563	182,888
LME Copper Base Metal	4	2/2018	USD	723,200	29,833
LME Copper Base Metal	6	2/2018	USD	1,083,712	51,395
LME Copper Base Metal	8	2/2018	USD	1,447,436	91,187
LME Copper Base Metal	8	2/2018	USD	1,446,078	74,989
LME Lead Base Metal	1	2/2018	USD	62,133	351
LME Lead Base Metal	7	2/2018	USD	434,625	6,208
LME Nickel Base Metal	2	2/2018	USD	152,866	11,921
LME Nickel Base Metal	4	2/2018	USD	305,399	2,869
LME Nickel Base Metal	5	2/2018	USD	381,975	12,813
LME Nickel Base Metal	14	2/2018	USD	1,070,460	119,966
LME Zinc Base Metal	1	2/2018	USD	83,227	4,424
LME Zinc Base Metal	2	2/2018	USD	166,388	4,866
LME Zinc Base Metal	3	2/2018	USD	249,900	7,042

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continues)
LME Zinc Base Metal	24	2/2018	USD	$ 1,997,976	$ 64,042
Natural Gas	25	2/2018	USD	726,500	47,894
NY Harbor ULSD	7	2/2018	USD	600,877	39,938
Sugar No. 11	597	2/2018	USD	10,136,582	373,331
WTI Crude Oil	238	2/2018	USD	14,384,720	791,841
Cocoa	126	3/2018	USD	2,383,920	(142,866)
Coffee ’C’	177	3/2018	USD	8,376,525	(408,584)
Corn	729	3/2018	USD	12,784,838	(417,881)
Cotton No. 2	27	3/2018	USD	1,061,505	144,831
LME Aluminum Base Metal	23	3/2018	USD	1,304,203	144,286
LME Aluminum Base Metal	86	3/2018	USD	4,876,200	(10,576)
LME Aluminum Base Metal	633	3/2018	USD	35,946,488	1,462,220
LME Copper Base Metal	4	3/2018	USD	724,264	66,850
LME Copper Base Metal	5	3/2018	USD	905,875	5,585
LME Copper Base Metal	255	3/2018	USD	46,202,812	3,228,954
LME Lead Base Metal	4	3/2018	USD	248,750	(1,160)
LME Lead Base Metal	7	3/2018	USD	435,117	(6,018)
LME Lead Base Metal	52	3/2018	USD	3,233,750	(60,924)
LME Nickel Base Metal	6	3/2018	USD	458,969	70,257
LME Nickel Base Metal	10	3/2018	USD	765,600	20,153
LME Nickel Base Metal	119	3/2018	USD	9,110,640	1,148,755
LME Zinc Base Metal	1	3/2018	USD	83,175	5,850
LME Zinc Base Metal	147	3/2018	USD	12,221,213	363,297
Low Sulphur Gasoil	89	3/2018	USD	5,333,325	251,697
Silver	172	3/2018	USD	14,744,700	(6,963)
Soybean	213	3/2018	USD	10,242,638	(437,315)
Soybean Meal	277	3/2018	USD	8,775,360	(84,466)
Soybean Oil	237	3/2018	USD	4,729,572	(77,369)
Wheat	123	3/2018	USD	2,626,050	(168,563)
100 oz Gold	118	4/2018	USD	15,505,200	58,380
Lean Hogs	19	4/2018	USD	574,940	(2,326)
Live Cattle	13	4/2018	USD	636,610	(1,376)

					11,156,222

Short Contracts
LME Aluminum Base Metal	(24)	1/2018	USD	(1,354,302)	(59,912)
LME Copper Base Metal	(13)	1/2018	USD	(2,342,967)	(195,238)
LME Lead Base Metal	(3)	1/2018	USD	(186,222)	521
LME Lead Base Metal	(4)	1/2018	USD	(248,595)	7,625
LME Lead Base Metal	(4)	1/2018	USD	(248,234)	472
LME Nickel Base Metal	(2)	1/2018	USD	(152,481)	(24,969)
LME Nickel Base Metal	(6)	1/2018	USD	(457,753)	(36,182)
LME Zinc Base Metal	(1)	1/2018	USD	(83,350)	(5,816)
LME Zinc Base Metal	(6)	1/2018	USD	(500,888)	(6,786)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,240)	(7,744)
LME Aluminum Base Metal	(6)	2/2018	USD	(339,321)	(13,836)
LME Aluminum Base Metal	(36)	2/2018	USD	(2,040,075)	(190,274)
LME Aluminum Base Metal	(43)	2/2018	USD	(2,436,756)	(174,224)
LME Aluminum Base Metal	(51)	2/2018	USD	(2,888,563)	(186,537)
LME Copper Base Metal	(4)	2/2018	USD	(723,200)	(29,912)
LME Copper Base Metal	(6)	2/2018	USD	(1,083,713)	(44,246)
LME Copper Base Metal	(8)	2/2018	USD	(1,446,078)	(84,102)
LME Copper Base Metal	(8)	2/2018	USD	(1,447,436)	(90,656)
LME Lead Base Metal	(1)	2/2018	USD	(62,133)	(386)
LME Lead Base Metal	(7)	2/2018	USD	(434,625)	(3,225)
LME Nickel Base Metal	(2)	2/2018	USD	(152,866)	(11,679)
LME Nickel Base Metal	(4)	2/2018	USD	(305,399)	(2,356)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continues)
LME Nickel Base Metal	(5)	2/2018	USD	$ (381,975)	$ (9,477)
LME Nickel Base Metal	(14)	2/2018	USD	(1,070,460)	(122,264)
LME Zinc Base Metal	(1)	2/2018	USD	(83,227)	(4,329)
LME Zinc Base Metal	(2)	2/2018	USD	(166,387)	(5,193)
LME Zinc Base Metal	(3)	2/2018	USD	(249,900)	(9,795)
LME Zinc Base Metal	(24)	2/2018	USD	(1,997,976)	(72,335)
RBOB Gasoline	(11)	2/2018	USD	(837,745)	(7,470)
LME Aluminum Base Metal	(23)	3/2018	USD	(1,304,203)	(145,823)
LME Aluminum Base Metal	(86)	3/2018	USD	(4,876,200)	(26,054)
LME Aluminum Base Metal	(155)	3/2018	USD	(8,802,063)	(703,810)
LME Copper Base Metal	(4)	3/2018	USD	(724,264)	(67,434)
LME Copper Base Metal	(5)	3/2018	USD	(905,875)	(2,783)
LME Copper Base Metal	(11)	3/2018	USD	(1,993,062)	(58,145)
LME Lead Base Metal	(4)	3/2018	USD	(248,750)	2,411
LME Lead Base Metal	(7)	3/2018	USD	(435,117)	1,325
LME Lead Base Metal	(22)	3/2018	USD	(1,368,125)	2,018
LME Nickel Base Metal	(6)	3/2018	USD	(458,969)	(66,623)
LME Nickel Base Metal	(10)	3/2018	USD	(765,600)	(19,319)
LME Nickel Base Metal	(37)	3/2018	USD	(2,832,720)	(255,280)
LME Zinc Base Metal	(1)	3/2018	USD	(83,175)	(5,816)
LME Zinc Base Metal	(1)	3/2018	USD	(83,138)	(5,940)

					(2,741,598)

					$8,414,624

USD - United States Dollar

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$753,058	$—	$753,058

GSCO
Cash	—	(153,482)	(153,482)

GSIN
Cash	850,000	—	850,000

JPPC
Cash	—	541,675	541,675

MACQ
Cash	1,570,000	—	1,570,000

MSCL
Cash	—	7,759,106	7,759,106

SOCG
Cash	1,500,000	—	1,500,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
FOREIGN GOVERNMENT SECURITIES - 13.4%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 4/15/2023 (a)(b)	EUR	8,128,120	$10,499,587
0.10%, 4/15/2026 (a)(b)	EUR	9,452,172	12,506,598
France Government Bond OAT
1.10%, 7/25/2022 (a)(b)	EUR	6,823,341	9,193,985
0.25%, 7/25/2024 (a)(b)	EUR	2,060,884	2,721,757
0.10%, 3/1/2025	EUR	3,045,990	3,948,396
1.85%, 7/25/2027 (a)(b)	EUR	1,634,715	2,488,327
0.10%, 3/1/2028 (a)(b)	EUR	202,728	262,180
0.70%, 7/25/2030 (a)(b)	EUR	204,462	285,926
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	7,949,900	12,241,236
0.13%, 3/22/2026	GBP	5,757,048	9,147,519

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $60,101,473)			63,295,511

U.S. TREASURY OBLIGATIONS - 20.5%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020 (c)		$20,980,000	22,052,916
0.13%, 4/15/2021 (c)		24,800,000	25,703,985
0.13%, 4/15/2022		13,550,000	13,646,442
0.38%, 7/15/2025		5,680,000	5,917,024
0.63%, 1/15/2026		10,630,000	11,211,522
0.13%, 7/15/2026		12,080,000	12,146,025
0.38%, 7/15/2027		6,280,000	6,298,785

TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,821,556)			96,976,699

	SHARES
SHORT-TERM INVESTMENTS - 60.3%
INVESTMENT COMPANIES - 43.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (d)		7,727,253	7,727,253
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (d)		30,909,012	30,909,012
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (d)(e)		33,825,191	33,825,191
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (d)(e)		3,433,351	3,433,351
Limited Purpose Cash Investment Fund, 1.17% (d)		93,063,242	93,053,936
UBS Select Treasury Preferred Fund, Class I, 1.16% (d)		38,637,110	38,637,110

TOTAL INVESTMENT COMPANIES (Cost $207,585,853)			207,585,853

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 16.4%
U.S. Treasury Bills
1.10%, 1/18/2018 (f)	$3,254,000	$3,252,208
1.14%, 1/25/2018 (f)	3,024,000	3,021,624
1.15%, 2/8/2018 (f)	28,446,000	28,409,418
1.12%, 2/15/2018 (f)	1,582,000	1,579,607
1.12%, 3/1/2018 (f)	21,178,000	21,134,582
1.15%, 3/15/2018 (f)	2,826,000	2,818,681
1.20%, 4/5/2018 (f)	409,000	407,533
1.23%, 4/12/2018 (f)	1,233,000	1,228,239
1.25%, 4/26/2018 (f)	1,443,000	1,436,751
1.31%, 5/10/2018 (f)	1,798,000	1,788,890
1.37%, 5/17/2018 (f)	2,664,000	2,649,814
1.43%, 5/24/2018 (f)	104,000	103,407
1.45%, 5/31/2018 (f)	1,472,000	1,463,151
1.46%, 6/7/2018 (f)	1,770,000	1,758,744
1.47%, 6/14/2018 (f)	4,051,000	4,024,221
1.49%, 6/21/2018 (f)	2,291,000	2,274,772

TOTAL U.S. TREASURY OBLIGATIONS (Cost $77,362,650)		77,351,642

TOTAL SHORT-TERM INVESTMENTS (Cost $284,948,503)		284,937,495

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 94.2% (Cost $441,871,532)		445,209,705

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.8% (g)		27,518,105

NET ASSETS - 100.0%		$472,727,810

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2017, the value of these securities amounted to $37,958,360 or 8.03% of net assets.
(b)	Inflation protected security.
(c)	All or a portion of the security pledged as collateral for futures contracts.
(d)	Represents 7-day effective yield as of December 31, 2017.
(e)	All or a portion of the security pledged as collateral for swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

Credit default swap contracts outstanding - sell protection as of December 31, 2017:

Exchange Cleared

REFERENCE ENTITY	FINANCING RATE RECEIVED	PAYMENT FREQUENCY	MATURITY DATE	CREDIT SPREAD	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
iTraxx Europe Crossover Series 28.V1	5.00%	Quarterly	12/20/2022	2.34%	EUR	55,975,000	$7,363,671	$914,018	$8,277,689
iTraxx Europe Series 28.V1	1.00	Quarterly	12/20/2022	0.45	EUR	102,000,000	2,597,715	755,177	3,352,892
Markit CDX North America High Yield Index Series 29.V1	5.00	Quarterly	12/20/2022	3.07	USD	66,300,000	4,702,483	880,710	5,583,193
Markit CDX North America Investment Grade Index Series 29.V1	1.00	Quarterly	12/20/2022	0.49	USD	118,875,000	2,334,866	530,770	2,865,636

							16,998,735	3,080,675	20,079,410

Markit CDX Emerging Market Index Series 28.V2	1.00	Quarterly	12/20/2022	1.20	USD	16,750,000	$(678,855)	$537,247	$(141,608)

							(678,855)	537,247	(141,608)

							$16,319,880	$3,617,922	$19,937,802

Forward Effective Interest rate swap contracts outstanding as of December 31, 2017:

Exchange Cleared

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	3 Month Johannesburg Interbank Agreed Rate Quarterly	7.50% Quarterly	3/15/2023	ZAR	188,700,000	$137,882	$(50,543)	$87,339
Pay	6 Month Budapest Interbank Offered Rate Semi-Annually	1.50% Annually	3/15/2023	HUF	2,452,600,000	98,739	213,411	312,150
Pay	6 Month Budapest Interbank Offered Rate Semi-Annually	1.00% Annually	3/15/2023	HUF	730,700,000	4,571	18,441	23,012
Pay	6 Month Singapore Interbank Offered Rate Semi-Annually	2.00% Semi-Annually	3/15/2023	SGD	28,300,000	89,987	28,302	118,289

						331,179	209,611	540,790

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	1 Month Mexico Equilibrium Interbank Interest Rate Monthly	7.50% Monthly	3/15/2023	MXN	10,800,000	$ (10,404)	$ 1,926	$ (8,478)
Pay	1 Month Mexico Equilibrium Interbank Interest Rate Monthly	7.00% Monthly	3/15/2023	MXN	373,200,000	(136,462)	(545,419)	(681,881)
Pay	3 Month Hong Kong Interbank Offered Rate Quarterly	2.00% Quarterly	3/15/2023	HKD	165,800,000	224,368	(372,068)	(147,700)
Pay	6 Month Prague Interbank Offered Rate Semi-Annually	1.50% Annually	3/15/2023	CZK	72,600,000	(6,928)	(24,128)	(31,056)
Pay	6 Month Prague Interbank Offered Rate Semi-Annually	1.00% Annually	3/15/2023	CZK	248,200,000	(147,274)	(252,172)	(399,446)
Pay	6 Month Warsaw Interbank Offered Rate Semi-Annually	2.50% Annually	3/15/2023	PLN	76,900,000	66,667	(127,090)	(60,423)
Receive	3 Month Johannesburg Interbank Agreed Rate Quarterly	8.00% Quarterly	3/15/2023	ZAR	26,100,000	4,402	(59,563)	(55,161)

						(5,631)	(1,378,514)	(1,384,145)

						$325,548	$(1,168,903)	$(843,355)

Forward Effective Interest rate swap contracts outstanding as of December 31, 2017:

Over the Counter

PAY/ RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT			UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Receive	3 Month Korean Certificate of Deposit Quarterly	2.02% Quarterly	CITI	3/15/2023	KRW	82,300,000	**	$—	$471	$471
Pay	3 Month Korean Certificate of Deposit Quarterly	2.17% Quarterly	CITI	3/15/2023	KRW	341,700,000	**	—	259	259
Pay	3 Month Korean Certificate of Deposit Quarterly	2.20% Quarterly	CITI	3/15/2023	KRW	598,600,000	**	—	1,242	1,242

								—	1,972	1,972

Pay	3 Month Korean Certificate of Deposit Quarterly	1.87% Quarterly	CITI	3/15/2023	KRW	14,496,900,000	**	—	(180,077)	(180,077)
Pay	3 Month Korean Certificate of Deposit Quarterly	1.85% Quarterly	CITI	3/15/2023	KRW	14,716,600,000	**	—	(195,736)	(195,736)
Pay	3 Month Korean Certificate of Deposit Quarterly	1.85% Quarterly	CITI	3/15/2023	KRW	14,716,500,000	**	—	(198,643)	(198,643)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

PAY/ RECEIVE FLOATING RATE	FLOATING RATE INDEX (a)	FIXED RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT			UPFRONT PREMIUM PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Pay	3 Month Korean Certificate of Deposit Quarterly	1.82% Quarterly	CITI	3/15/2023	KRW	282,400,000	**	$ —	$ (4,097)	$ (4,097)
Pay	3 Month Korean Certificate of Deposit Quarterly	2.01% Quarterly	CITI	3/15/2023	KRW	663,600,000	**	—	(4,249)	(4,249)
Pay	3 Month Korean Certificate of Deposit Quarterly	2.14% Quarterly	CITI	3/15/2023	KRW	42,600,000	**	—	(29)	(29)
Receive	3 Month Korean Certificate of Deposit Quarterly	2.23% Quarterly	CITI	3/15/2023	KRW	679,000,000	**	—	(2,378)	(2,378)
Receive	3 Month Korean Certificate of Deposit Quarterly	2.17% Quarterly	CITI	3/15/2023		KRW 1,859,800,000	**	—	(1,652)	(1,652)

								—	(586,861)	(586,861)

								$—	$(584,889)	$(584,889)

**	Non-deliverable currency.

(a)	Floating rate indices at December 31, 2017 were as follows:
1 Month Mexico Equilibrium Interbank Interest Rate: 7.98%
3 Month Hong Kong Interbank Offered Rate: 1.31%
3 Month Johannesburg Interbank Agreed Rate: 7.16%
3 Month Korean Certificate of Deposit: 1.66%
6 Month Budapest Interbank Offered Rate: 0.06%
6 Month Prague Interbank Offered Rate: 0.85%
6 Month Singapore Interbank Offered Rate: 1.57%
6 Month Warsaw Interbank Offered Rate: 1.71

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	825,615	$111,127
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	78,630	10,790
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/09/2018	USD	78,630	10,613
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	78,630	1,509
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	14,974,000	29,383

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	1,497,400	$ 2,604
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	01/30/2018	HKD	7,487,000	13,091
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	7,487,000	14,515
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	45,747,000	56,179
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	15,835,500	14,485
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	01/30/2018	HKD	26,979,000	17,115
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	21,700,500	20,779
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	02/14/2018	BRL	7,300,085	93,324
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/08/2018	KRW	652,300,000	7,488
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	03/08/2018	KRW	1,712,287,500	18,755
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	03/08/2018	KRW	5,463,012,500	62,362
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/14/2018	USD	(28,710)	63
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/14/2018	USD	(86,130)	390
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(86,130)	240
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/02/2018	USD	(48,620)	39
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(97,240)	115
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	04/06/2018	USD	195,880	20
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	1,296,900	20,370

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	USD	786,000	$ 12,182
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	01/30/2018	USD	628,800	6,033
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	USD	1,572,000	29,124
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/25/2018	USD	485,691	1,384
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/25/2018	USD	1,309,254	2,007
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(95,040)	20
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(219,516)	2,063
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	MSCS	03/16/2018	CHF	4,819,880	13,605
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	29,772,400	13,799
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/17/2018	TWD	34,025,600	15,923

								601,496

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	567,900	(26,004)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/09/2018	USD	189,300	(6,452)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	331,275	(15,304)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	1,718,675	(58,571)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	210,450	(89)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	210,450	(6,890)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	1,245,162	(40,145)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	21,362	$ (881)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	85,450	(3,842)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2018	USD	86,130	(270)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/14/2018	USD	1,004,850	(9,097)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	1,291,950	(3,872)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2018	USD	459,360	(2,269)
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	04/13/2018	USD	90,780	(585)
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/13/2018	USD	90,780	(384)
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	04/13/2018	USD	30,260	(124)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/02/2018	USD	680,680	(48,080)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	1,653,080	(111,384)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/02/2018	USD	2,090,660	(141,133)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/02/2018	USD	(194,480)	(120)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	04/06/2018	USD	48,970	(84)
Live Cattle April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/06/2018	USD	97,940	(195)
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	JPMC	01/25/2018	USD	570,159	(852)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	817,487	(33,137)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	769,400	(27,277)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	96,175	$ (4,651)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	2,548,637	(106,229)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/23/2018	USD	1,971,587	(80,175)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	1,108,800	(21,245)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	380,160	(3,277)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/23/2018	USD	380,160	(6,460)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	506,880	(4,576)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	119,736	(1,584)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	59,868	(439)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	2,394,720	(42,351)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(19,956)	(264)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	106,750	(6,371)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	149,450	(8,097)

								(822,760)

								$(221,264)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	28	1/2018	EUR	$3,658,583	$(37,220)
CAC 40 10 Euro Index	56	1/2018	EUR	3,568,210	(50,652)
Hang Seng Index	16	1/2018	HKD	3,066,538	37,513
H-Shares Index	4	1/2018	HKD	300,275	1,961
IBEX 35 Index	11	1/2018	EUR	1,322,580	(29,051)
LME Aluminum Base Metal	1	1/2018	USD	56,468	3,095
LME Aluminum Base Metal	2	1/2018	USD	112,937	5,867
LME Aluminum Base Metal	2	1/2018	USD	113,022	2,996
LME Copper Base Metal	6	1/2018	USD	1,082,550	38,749
LME Copper Base Metal	10	1/2018	USD	1,805,910	93,333
LME Lead Base Metal	1	1/2018	USD	62,085	1,408
LME Lead Base Metal	1	1/2018	USD	62,149	(1,735)
LME Lead Base Metal	1	1/2018	USD	62,059	(244)
LME Nickel Base Metal	1	1/2018	USD	76,321	4,798
LME Nickel Base Metal	1	1/2018	USD	76,266	8,703
LME Nickel Base Metal	2	1/2018	USD	152,481	25,276
LME Nickel Base Metal	3	1/2018	USD	228,877	18,629
LME Zinc Base Metal	1	1/2018	USD	83,304	1,851
LME Zinc Base Metal	1	1/2018	USD	83,350	5,898
SGX S&P CNX Nifty Index	66	1/2018	USD	1,393,722	2,893
100 oz Gold	164	2/2018	USD	21,472,520	457,953
Brent Crude Oil	336	2/2018	USD	22,323,840	1,326,270
Lean Hogs	13	2/2018	USD	373,230	17,786
Live Cattle	55	2/2018	USD	2,674,100	(153,626)
LME Aluminum Base Metal	1	2/2018	USD	56,553	2,351
LME Aluminum Base Metal	8	2/2018	USD	453,350	29,730
LME Aluminum Base Metal	11	2/2018	USD	623,356	58,204
LME Aluminum Base Metal	17	2/2018	USD	962,854	60,963
LME Copper Base Metal	1	2/2018	USD	180,605	7,061
LME Copper Base Metal	3	2/2018	USD	542,788	34,195
LME Copper Base Metal	6	2/2018	USD	1,085,448	45,374
LME Copper Base Metal	6	2/2018	USD	1,084,789	69,015
LME Copper Base Metal	9	2/2018	USD	1,625,569	66,282
LME Lead Base Metal	1	2/2018	USD	62,120	1,505
LME Lead Base Metal	1	2/2018	USD	62,143	890
LME Lead Base Metal	2	2/2018	USD	124,179	1,774
LME Nickel Base Metal	1	2/2018	USD	76,350	717
LME Nickel Base Metal	2	2/2018	USD	152,923	17,138
LME Nickel Base Metal	3	2/2018	USD	229,222	19,155
LME Nickel Base Metal	3	2/2018	USD	229,370	19,843
LME Zinc Base Metal	1	2/2018	USD	83,175	3,897
LME Zinc Base Metal	2	2/2018	USD	166,454	8,847
LME Zinc Base Metal	2	2/2018	USD	166,350	6,922
LME Zinc Base Metal	2	2/2018	USD	166,600	6,595
Natural Gas	66	2/2018	USD	1,917,960	103,024
NY Harbor ULSD	45	2/2018	USD	3,862,782	235,600
RBOB Gasoline	49	2/2018	USD	3,731,771	145,298
Sugar No. 11	213	2/2018	USD	3,616,570	160,303
WTI Crude Oil	427	2/2018	USD	25,807,880	1,352,173
Australia 10 Year Bond	108	3/2018	AUD	10,883,751	(85,008)
Canada 10 Year Bond	124	3/2018	CAD	13,295,720	(151,292)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
Cocoa	42	3/2018	USD	$ 794,640	$ (59,701)
Coffee ‘C’	55	3/2018	USD	2,602,875	(112,529)
Corn	307	3/2018	USD	5,384,012	(176,695)
Cotton No. 2	38	3/2018	USD	1,493,970	199,791
DAX Index	17	3/2018	EUR	6,583,277	(111,387)
EURO STOXX 50 Index	299	3/2018	EUR	12,531,317	(301,835)
Euro-Schatz	583	3/2018	EUR	113,097,188	(781,306)
Feeder Cattle	10	3/2018	USD	713,375	(62,884)
FTSE 100 Index	122	3/2018	GBP	12,581,183	366,411
FTSE/JSE Top 40 Index	71	3/2018	ZAR	3,051,408	59,686
FTSE/MIB Index	18	3/2018	EUR	2,349,462	(85,035)
Japan 10 Year Bond	9	3/2018	JPY	12,043,665	(6,591)
KC HRW Wheat	16	3/2018	USD	341,800	(18,310)
KOSPI 200 Index	12	3/2018	KRW	913,969	11,135
LME Aluminum Base Metal	10	3/2018	USD	567,045	62,733
LME Aluminum Base Metal	205	3/2018	USD	11,641,438	541,041
LME Copper Base Metal	3	3/2018	USD	543,713	27,102
LME Copper Base Metal	91	3/2018	USD	16,488,062	980,980
LME Lead Base Metal	1	3/2018	USD	62,160	(860)
LME Lead Base Metal	27	3/2018	USD	1,679,063	(33,961)
LME Nickel Base Metal	2	3/2018	USD	152,990	23,419
LME Nickel Base Metal	40	3/2018	USD	3,062,400	425,986
LME Zinc Base Metal	52	3/2018	USD	4,323,150	125,982
Long Gilt	52	3/2018	GBP	8,787,208	(3,785)
Low Sulphur Gasoil	104	3/2018	USD	6,232,200	357,355
Russell 2000 E-Mini Index	89	3/2018	USD	6,837,425	52,666
S&P 500 E-Mini Index	735	3/2018	USD	98,343,000	821,073
S&P Midcap 400 E-Mini Index	46	3/2018	USD	8,751,040	49,497
S&P/TSX 60 Index	30	3/2018	CAD	4,569,928	18,774
Silver	33	3/2018	USD	2,828,925	4,525
Soybean	58	3/2018	USD	2,789,075	(115,890)
SPI 200 Index	22	3/2018	AUD	2,583,408	(3,786)
TOPIX Index	120	3/2018	JPY	19,351,231	334,977
U.S. Treasury 10 Year Note	1,288	3/2018	USD	159,772,375	(580,788)
Wheat	57	3/2018	USD	1,216,950	(83,178)
100 oz Gold	17	4/2018	USD	2,233,800	5,033
Lean Hogs	1	4/2018	USD	30,260	(122)
Live Cattle	5	4/2018	USD	244,850	(529)

					5,932,001

Short Contracts
LME Aluminum Base Metal	(1)	1/2018	USD	(56,468)	(3,371)
LME Aluminum Base Metal	(2)	1/2018	USD	(113,022)	(3,127)
LME Aluminum Base Metal	(2)	1/2018	USD	(112,937)	(5,817)
LME Copper Base Metal	(6)	1/2018	USD	(1,082,550)	(40,965)
LME Copper Base Metal	(10)	1/2018	USD	(1,805,910)	(89,685)
LME Lead Base Metal	(1)	1/2018	USD	(62,059)	118
LME Lead Base Metal	(1)	1/2018	USD	(62,149)	1,906
LME Lead Base Metal	(1)	1/2018	USD	(62,085)	(1,377)
LME Nickel Base Metal	(1)	1/2018	USD	(76,266)	(8,584)
LME Nickel Base Metal	(1)	1/2018	USD	(76,321)	(5,068)
LME Nickel Base Metal	(2)	1/2018	USD	(152,481)	(24,969)
LME Nickel Base Metal	(3)	1/2018	USD	(228,877)	(18,091)
LME Zinc Base Metal	(1)	1/2018	USD	(83,303)	(2,027)
LME Zinc Base Metal	(1)	1/2018	USD	(83,350)	(5,816)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(1)	2/2018	USD	$ (56,553)	$ (2,377)
LME Aluminum Base Metal	(8)	2/2018	USD	(453,350)	(28,730)
LME Aluminum Base Metal	(11)	2/2018	USD	(623,356)	(58,139)
LME Aluminum Base Metal	(17)	2/2018	USD	(962,854)	(62,179)
LME Copper Base Metal	(1)	2/2018	USD	(180,605)	(6,108)
LME Copper Base Metal	(3)	2/2018	USD	(542,788)	(33,996)
LME Copper Base Metal	(6)	2/2018	USD	(1,085,448)	(45,663)
LME Copper Base Metal	(6)	2/2018	USD	(1,084,789)	(69,307)
LME Copper Base Metal	(9)	2/2018	USD	(1,625,569)	(76,916)
LME Lead Base Metal	(1)	2/2018	USD	(62,120)	(1,462)
LME Lead Base Metal	(1)	2/2018	USD	(62,143)	(396)
LME Lead Base Metal	(2)	2/2018	USD	(124,179)	(921)
LME Nickel Base Metal	(1)	2/2018	USD	(76,350)	(589)
LME Nickel Base Metal	(2)	2/2018	USD	(152,923)	(17,466)
LME Nickel Base Metal	(3)	2/2018	USD	(229,222)	(20,153)
LME Nickel Base Metal	(3)	2/2018	USD	(229,370)	(19,586)
LME Zinc Base Metal	(1)	2/2018	USD	(83,175)	(3,890)
LME Zinc Base Metal	(2)	2/2018	USD	(166,454)	(8,659)
LME Zinc Base Metal	(2)	2/2018	USD	(166,600)	(4,776)
LME Zinc Base Metal	(2)	2/2018	USD	(166,350)	(7,774)
LME Aluminum Base Metal	(10)	3/2018	USD	(567,045)	(63,401)
LME Aluminum Base Metal	(47)	3/2018	USD	(2,669,012)	(214,198)
LME Copper Base Metal	(3)	3/2018	USD	(543,713)	(26,926)
LME Lead Base Metal	(1)	3/2018	USD	(62,160)	189
LME Lead Base Metal	(7)	3/2018	USD	(435,313)	(4,493)
LME Nickel Base Metal	(2)	3/2018	USD	(152,990)	(22,208)
LME Nickel Base Metal	(16)	3/2018	USD	(1,224,960)	(112,464)
LME Zinc Base Metal	(4)	3/2018	USD	(332,550)	(15,110)

					(1,134,571)

					$4,797,430

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CNY	13,700,800	USD	2,054,651	CITI**	3/21/2018	$39,765
CNY	20,551,200	USD	3,081,980	JPMC**	3/21/2018	59,643
EUR	694,400	USD	823,280	CITI	3/21/2018	13,785
EUR	1,041,600	USD	1,235,333	JPMC	3/21/2018	20,264
HUF	865,368,400	USD	3,300,462	CITI	3/21/2018	53,931
HUF	1,298,052,600	USD	4,950,702	JPMC	3/21/2018	80,889
INR	339,241,200	USD	5,164,279	CITI**	3/21/2018	111,784
INR	508,861,800	USD	7,746,427	JPMC**	3/21/2018	167,666
KRW	11,064,161,600	USD	10,146,003	CITI**	3/21/2018	230,133
KRW	16,596,242,399	USD	15,219,024	JPMC**	3/21/2018	345,181
PLN	24,711,200	USD	6,952,062	CITI	3/21/2018	148,874
PLN	37,066,800	USD	10,428,106	JPMC	3/21/2018	223,299
TRY	34,958,800	USD	8,630,996	CITI	3/21/2018	384,372
TRY	52,438,200	USD	12,946,515	JPMC	3/21/2018	576,537
USD	117,480	BRL	390,400	CITI**	3/21/2018	780

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	176,219	BRL	585,600	JPMC**	3/21/2018	$ 1,169
USD	1,092,889	GBP	806,781	CITI	3/21/2018	813
USD	1,639,332	GBP	1,210,172	JPMC	3/21/2018	1,217
USD	132,444	HKD	1,032,400	CITI	3/21/2018	101
USD	198,666	HKD	1,548,600	JPMC	3/21/2018	150
ZAR	59,134,000	USD	4,166,795	CITI	3/22/2018	557,464
ZAR	88,701,002	USD	6,250,217	JPMC	3/22/2018	836,171

Total unrealized appreciation						3,853,988

BRL	22,456,400	USD	6,845,593	CITI**	3/21/2018	(132,826)
BRL	33,684,600	USD	10,268,402	JPMC**	3/21/2018	(199,251)
HKD	2,048,000	USD	262,748	CITI	3/21/2018	(214)
HKD	3,072,000	USD	394,122	JPMC	3/21/2018	(321)
MXN	193,010,800	USD	10,129,476	CITI	3/21/2018	(448,630)
MXN	289,516,200	USD	15,194,232	JPMC	3/21/2018	(672,963)
USD	59,791	CHF	58,400	CITI	3/21/2018	(476)
USD	89,686	CHF	87,600	JPMC	3/21/2018	(715)
USD	43,039,942	EUR	36,069,621	CITI	3/21/2018	(440,199)
USD	64,559,821	EUR	54,104,422	JPMC	3/21/2018	(660,379)
USD	7,306,245	GBP	5,449,009	CITI	3/21/2018	(69,650)
USD	10,959,362	GBP	8,173,520	JPMC	3/21/2018	(104,488)
USD	170,173	HKD	1,328,000	CITI	3/21/2018	(64)
USD	255,260	HKD	1,992,000	JPMC	3/21/2018	(95)
USD	514,364	HUF	135,848,400	CITI	3/21/2018	(12,220)
USD	771,545	HUF	203,772,600	JPMC	3/21/2018	(18,331)
USD	166,961	INR	11,061,200	CITI**	3/21/2018	(5,069)
USD	250,441	INR	16,591,800	JPMC**	3/21/2018	(7,604)
USD	163,691	TRY	657,200	CITI	3/21/2018	(5,791)
USD	245,537	TRY	985,800	JPMC	3/21/2018	(8,687)
USD	197,147	ZAR	2,874,000	CITI	3/22/2018	(32,459)
USD	295,720	ZAR	4,311,000	JPMC	3/22/2018	(48,689)

Total unrealized depreciation						(2,869,121)

Net unrealized appreciation						$984,867

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

PLN - Poland Zloty

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$5,992,460	$5,992,460

CITG
Cash	—	(4,910,306)	(4,910,306)

CITI
Investment Companies	2,027,340	—	2,027,340

GSCO
Cash	—	875,428	875,428
U.S. Treasury Inflation Linked Notes	—	2,231,618	2,231,618

GSIN
Investment Companies	463,252	—	463,252

JPMC
Investment Companies	15,350,000	—	15,350,000

JPMS
Cash	—	506,993	506,993

MSCL
Cash	—	849,039	849,039
U.S. Treasury Inflation Linked Notes	—	1,528,482	1,528,482

MSCS
Cash	(120,000)	—	(120,000)
Investment Companies	2,970,099	—	2,970,099

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$372,424	$—	$372,424

GSCO
Cash	—	(140,976)	(140,976)

GSIN
Cash	400,000	—	400,000

JPPC
Cash	—	392,370	392,370

MACQ
Cash	460,000	—	460,000

MLIN
Cash	930,000	—	930,000

MSCL
Cash	—	2,067,456	2,067,456

SOCG
Cash	810,984	—	810,984

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
FOREIGN GOVERNMENT SECURITIES - 21.6%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 4/15/2023 (a)(b)	EUR 1,688,960	$2,181,733
0.10%, 4/15/2026 (a)(b)	EUR 1,952,079	2,582,884
France Government Bond OAT
1.10%, 7/25/2022 (a)(b)	EUR 1,349,186	1,817,936
0.25%, 7/25/2024 (a)(b)	EUR 424,604	560,764
0.10%, 3/1/2025	EUR 507,665	658,066
1.85%, 7/25/2027 (a)(b)	EUR 326,943	497,665
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP 1,521,838	2,343,322
0.13%, 3/22/2026	GBP 1,172,732	1,863,384

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $11,761,305)		12,505,754

U.S. TREASURY OBLIGATIONS - 31.2%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020 (c)	$ 2,970,000	3,121,886
0.13%, 4/15/2021 (c)	4,860,000	5,037,152
0.13%, 4/15/2022 (c)	2,950,000	2,970,997
0.38%, 7/15/2025	1,120,000	1,166,737
0.63%, 1/15/2026	2,100,000	2,214,882
0.13%, 7/15/2026	2,360,000	2,372,899
0.38%, 7/15/2027	1,180,000	1,183,529

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,038,076)		18,068,082

	SHARES
SHORT-TERM INVESTMENTS - 58.8%
INVESTMENT COMPANIES - 41.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (d)	241,758	241,758
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (d)	967,033	967,033
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (d)(e)	6,240,772	6,240,772
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (d)(e)	533,749	533,749
Limited Purpose Cash Investment Fund, 1.17% (d)	14,804,266	14,802,786
UBS Select Treasury Preferred Fund, Class I, 1.16% (d)	1,208,791	1,208,791

TOTAL INVESTMENT COMPANIES (Cost $23,994,889)		23,994,889

	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 17.4%
U.S. Treasury Bills
1.14%, 1/25/2018 (f)	$3,993,000	$3,989,862
1.14%, 2/1/2018 (f)	1,096,000	1,094,844
1.12%, 3/1/2018 (f)	1,929,000	1,925,045
1.37%, 5/17/2018 (f)	2,055,000	2,044,057
1.46%, 6/7/2018 (f)	1,045,000	1,038,355

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,093,253)		10,092,163

TOTAL SHORT-TERM INVESTMENTS (Cost $34,088,142)		34,087,052

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 111.6% (Cost $63,887,523)		64,660,888
LIABILITIES IN EXCESS OF OTHER ASSETS - (11.6)% (g)		(6,734,882)

NET ASSETS - 100.0%		$57,926,006

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2017, the value of these securities amounted to $7,640,982 or 13.19% of net assets.
(b)	Inflation protected security.
(c)	On 12/31/2017, securities valued at $11,130,035 were pledged as collateral for reverse repurchase agreements outstanding.
(d)	Represents 7-day effective yield as of December 31, 2017.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

Reverse repurchase agreements at December 31, 2017:

Over the Counter

COUNTERPARTY	TRADE DATE	RATE	DUE DATE	PRINCIPAL AMOUNT AND VALUE OF REVERSE REPURCHASE AGREEMENT
CITI	12/15/2017	1.65%	1/11/2018	$2,846,384
CITI	12/21/2017	1.65%	1/11/2018	99,749
MPFS	12/15/2017	1.65%	1/11/2018	4,662,600
MPFS	12/21/2017	1.65%	1/11/2018	306,375
MSCL	12/21/2017	1.67%	1/11/2018	104,875
MSCL	12/15/2017	1.72%	1/11/2018	3,009,912

				$11,029,895

The weighted average daily balance of the reverse repurchase agreements during the year ended December 31, 2017 was $11,897,096 at a net weighted average interest rate of 1.073%

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	87,687	$64
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	157,260	22,025
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	39,315	5,600
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	39,315	5,454
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	2,994,800	6,263
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	1,497,400	2,604
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	11,730,000	14,503
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	9,384,000	$8,625
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2018	BRL	1,921,075	22,793

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	03/08/2018	KRW	652,300,000	$ 7,097
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/08/2018	KRW	244,612,500	2,697
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(28,710)	80
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	78,600	1,234
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	USD	589,500	9,020
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/25/2018	USD	844,680	713
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(99,780)	1,592
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	BANA	03/16/2018	CHF	370,760	2,078
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	CHF	556,140	2,354
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	4,253,200	1,971
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/17/2018	TWD	14,886,200	7,692

								124,459

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	141,975	(4,853)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/09/2018	USD	47,325	(1,516)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	189,300	(6,129)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	175,375	(5,548)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	52,613	(1,665)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	596,275	(19,872)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	21,362	(901)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	488,070	$ (1,409)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2018	USD	143,550	(674)
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/13/2018	USD	30,260	(128)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	243,100	(17,618)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/02/2018	USD	583,440	(41,379)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	913,662	(36,870)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	240,437	(7,456)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	96,175	(3,038)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	96,175	(3,415)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	126,720	(872)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	63,360	(275)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	31,680	(1,295)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	253,440	(1,838)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	19,956	(87)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	578,724	(9,811)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	39,912	(396)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	19,956	(84)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	42,700	(2,446)

								(169,575)

								$(45,116)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	4	1/2018	EUR	$522,655	$(5,317)
CAC 40 10 Euro Index	10	1/2018	EUR	637,180	(9,086)
Hang Seng Index	3	1/2018	HKD	574,976	7,020
H-Shares Index	3	1/2018	HKD	225,206	1,429
IBEX 35 Index	2	1/2018	EUR	240,469	(5,310)
LME Aluminum Base Metal	1	1/2018	USD	56,429	2,421
LME Copper Base Metal	1	1/2018	USD	180,425	6,458
LME Nickel Base Metal	1	1/2018	USD	76,292	6,210
LME Zinc Base Metal	1	1/2018	USD	83,350	5,898
100 oz Gold	35	2/2018	USD	4,582,550	105,165
Brent Crude Oil	73	2/2018	USD	4,850,120	289,656
Lean Hogs	3	2/2018	USD	86,130	1,762
Live Cattle	16	2/2018	USD	777,920	(47,414)
LME Aluminum Base Metal	1	2/2018	USD	56,553	2,350
LME Aluminum Base Metal	2	2/2018	USD	113,277	7,172
LME Aluminum Base Metal	3	2/2018	USD	170,006	15,874
LME Copper Base Metal	1	2/2018	USD	180,930	11,398
LME Copper Base Metal	2	2/2018	USD	361,597	23,005
LME Copper Base Metal	3	2/2018	USD	541,856	22,094
LME Lead Base Metal	1	2/2018	USD	62,089	887
LME Nickel Base Metal	1	2/2018	USD	76,407	6,385
LME Nickel Base Metal	1	2/2018	USD	76,461	8,569
LME Zinc Base Metal	1	2/2018	USD	83,227	4,424
LME Zinc Base Metal	1	2/2018	USD	83,300	3,298
Natural Gas	17	2/2018	USD	494,020	28,844
NY Harbor ULSD	10	2/2018	USD	858,396	52,263
RBOB Gasoline	12	2/2018	USD	913,903	41,083
Sugar No. 11	50	2/2018	USD	848,960	42,791
WTI Crude Oil	96	2/2018	USD	5,802,240	304,197
Australia 10 Year Bond	28	3/2018	AUD	2,821,713	(22,073)
Canada 10 Year Bond	32	3/2018	CAD	3,431,154	(37,752)
Cocoa	9	3/2018	USD	170,280	(13,422)
Coffee ’C’	9	3/2018	USD	425,925	(17,659)
Corn	58	3/2018	USD	1,017,175	(33,201)
Cotton No. 2	8	3/2018	USD	314,520	42,166
DAX Index	3	3/2018	EUR	1,161,755	(19,620)
EURO STOXX 50 Index	55	3/2018	EUR	2,305,092	(55,557)
Euro-Schatz	140	3/2018	EUR	27,158,845	(182,217)
Feeder Cattle	2	3/2018	USD	142,675	(12,101)
FTSE 100 Index	22	3/2018	GBP	2,268,738	66,223
FTSE/JSE Top 40 Index	15	3/2018	ZAR	644,664	12,436
FTSE/MIB Index	3	3/2018	EUR	391,577	(15,793)
Japan 10 Year Bond Mini	41	3/2018	JPY	5,488,742	(2,303)
KC HRW Wheat	4	3/2018	USD	85,450	(4,417)
KOSPI 200 Index	10	3/2018	KRW	761,641	9,279
LME Aluminum Base Metal	2	3/2018	USD	113,409	12,547
LME Aluminum Base Metal	43	3/2018	USD	2,441,863	113,005
LME Copper Base Metal	18	3/2018	USD	3,261,375	207,007
LME Lead Base Metal	6	3/2018	USD	373,125	(7,509)
LME Nickel Base Metal	8	3/2018	USD	612,480	87,387
LME Zinc Base Metal	12	3/2018	USD	997,650	28,802

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
Long Gilt	20	3/2018	GBP	$ 3,379,695	$ 3,000
Low Sulphur Gasoil	23	3/2018	USD	1,378,275	79,162
Russell 2000 E-Mini Index	21	3/2018	USD	1,613,325	12,510
S&P 500 E-Mini Index	138	3/2018	USD	18,464,400	151,745
S&P Midcap 400 E-Mini Index	10	3/2018	USD	1,902,400	9,959
S&P/TSX 60 Index	4	3/2018	CAD	609,324	1,827
Silver	9	3/2018	USD	771,525	(113)
Soybean	12	3/2018	USD	577,050	(22,544)
Soybean Meal	1	3/2018	USD	31,680	(996)
SPI 200 Index	5	3/2018	AUD	587,138	(725)
TOPIX Index	22	3/2018	JPY	3,547,726	62,415
U.S. Treasury 10 Year Note	337	3/2018	USD	41,803,797	(154,411)
Wheat	15	3/2018	USD	320,250	(20,570)
100 oz Gold	3	4/2018	USD	394,200	888

					1,210,901

Short Contracts
LME Aluminum Base Metal	(1)	1/2018	USD	(56,429)	(2,496)
LME Copper Base Metal	(1)	1/2018	USD	(180,425)	(6,828)
LME Nickel Base Metal	(1)	1/2018	USD	(76,292)	(6,030)
LME Zinc Base Metal	(1)	1/2018	USD	(83,350)	(5,816)
LME Aluminum Base Metal	(1)	2/2018	USD	(56,554)	(2,377)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,277)	(7,315)
LME Aluminum Base Metal	(3)	2/2018	USD	(170,006)	(15,856)
LME Copper Base Metal	(1)	2/2018	USD	(180,930)	(11,332)
LME Copper Base Metal	(2)	2/2018	USD	(361,597)	(23,102)
LME Copper Base Metal	(3)	2/2018	USD	(541,856)	(25,639)
LME Lead Base Metal	(1)	2/2018	USD	(62,089)	(461)
LME Nickel Base Metal	(1)	2/2018	USD	(76,407)	(6,718)
LME Nickel Base Metal	(1)	2/2018	USD	(76,461)	(8,733)
LME Zinc Base Metal	(1)	2/2018	USD	(83,300)	(2,388)
LME Zinc Base Metal	(1)	2/2018	USD	(83,227)	(4,330)
LME Aluminum Base Metal	(2)	3/2018	USD	(113,409)	(12,680)
LME Aluminum Base Metal	(8)	3/2018	USD	(454,300)	(37,993)
LME Lead Base Metal	(1)	3/2018	USD	(62,188)	(888)
LME Nickel Base Metal	(3)	3/2018	USD	(229,680)	(21,184)
LME Zinc Base Metal	(2)	3/2018	USD	(166,275)	(9,442)

					(211,608)

					$999,293

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CHF	11,200	USD	11,441	CITI	3/21/2018	$117
CHF	16,800	USD	17,162	JPMC	3/21/2018	175
USD	229,344	GBP	169,304	CITI	3/21/2018	171
USD	344,014	GBP	253,955	JPMC	3/21/2018	255
USD	41,647	HKD	324,700	CITI	3/21/2018	24
USD	53,781	HKD	419,250	JPMC	3/21/2018	38

Total unrealized appreciation						780

BRL	4,000	USD	1,219	CITI**	3/21/2018	(24)
BRL	6,000	USD	1,829	JPMC**	3/21/2018	(35)
HKD	420,000	USD	53,884	CITI	3/21/2018	(44)
HKD	630,000	USD	80,826	JPMC	3/21/2018	(66)
USD	1,226	CHF	1,200	CITI	3/21/2018	(13)
USD	1,839	CHF	1,800	JPMC	3/21/2018	(19)
USD	3,303,411	EUR	2,767,911	CITI	3/21/2018	(33,169)
USD	4,955,096	EUR	4,151,855	JPMC	3/21/2018	(49,759)
USD	1,475,472	GBP	1,100,473	CITI	3/21/2018	(14,152)
USD	2,213,205	GBP	1,650,709	JPMC	3/21/2018	(21,230)
USD	30,045	HKD	234,500	CITI	3/21/2018	(16)
USD	53,757	HKD	419,550	JPMC	3/21/2018	(26)

Total unrealized depreciation						(118,553)

Net unrealized depreciation						$(117,773)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II HV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,156,165	$1,156,165

CITI
Investment Companies	82,203	—	82,203
U.S. Treasury Inflation Linked Notes	2,970,997	—	2,970,997

GSCO
Cash	—	796,254	796,254

GSIN
Investment Companies	533,749	—	533,749

JPMC
Investment Companies	450,000	—	450,000

JPMS
Cash	—	123,442	123,442

MPFS
U.S. Treasury Inflation Linked Notes	5,037,152	—	5,037,152

MSCL
Cash	—	612,817	612,817
U.S. Treasury Inflation Linked Notes	3,121,886	—	3,121,886

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$100,795	$—	$100,795

GSCO
Cash	—	(32,372)	(32,372)

JPPC
Cash	—	75,762	75,762

MACQ
Cash	220,000	—	220,000

MSCL
Cash	—	437,891	437,891

SOCG
Cash	130,150	—	130,150

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
FOREIGN GOVERNMENT SECURITIES - 14.1%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 4/15/2023 (a)(b)	EUR	1,583,400	$2,045,374
0.10%, 4/15/2026 (a)(b)	EUR	1,849,338	2,446,943
France Government Bond OAT
1.10%, 7/25/2022 (a)(b)	EUR	1,205,420	1,624,221
0.25%, 7/25/2024 (a)(b)	EUR	321,042	423,992
0.10%, 3/1/2025	EUR	507,665	658,066
1.85%, 7/25/2027 (a)(b)	EUR	217,962	331,777
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	1,476,410	2,273,373
0.13%, 3/22/2026	GBP	1,066,120	1,693,985

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $10,909,691)			11,497,731

U.S. TREASURY OBLIGATIONS - 22.1%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020 (c)		$3,870,000	4,067,911
0.13%, 4/15/2021 (c)		4,560,000	4,726,217
0.13%, 4/15/2022		2,450,000	2,467,438
0.38%, 7/15/2025		1,110,000	1,156,320
0.63%, 1/15/2026		2,020,000	2,130,505
0.13%, 7/15/2026		2,250,000	2,262,298
0.38%, 7/15/2027		1,150,000	1,153,440

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,934,192)			17,964,129

	SHARES
SHORT-TERM INVESTMENTS - 59.9%
INVESTMENT COMPANIES - 43.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (d)		662,923	662,923
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (d)		2,651,693	2,651,693
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (d)(e)		5,112,969	5,112,969
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (d)(e)		443,126	443,126
Limited Purpose Cash Investment Fund, 1.17% (d)		23,185,230	23,182,911
UBS Select Treasury Preferred Fund, Class I, 1.16% (d)		3,314,616	3,314,616

TOTAL INVESTMENT COMPANIES (Cost $35,368,238)			35,368,238

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 16.5%
U.S. Treasury Bills
1.14%, 1/4/2018 (f)	$791,000	$790,950
1.10%, 1/18/2018 (f)	1,506,000	1,505,171
1.14%, 1/25/2018 (f)	4,887,000	4,883,160
1.14%, 2/1/2018 (f)	3,653,000	3,649,148
1.20%, 4/5/2018 (f)	2,613,000	2,603,625

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,433,791)		13,432,054

TOTAL SHORT-TERM INVESTMENTS (Cost $48,802,029)		48,800,292

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 96.1% (Cost $77,645,912)		78,262,152

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9% (g)		3,200,417

NET ASSETS - 100.0%		$81,462,569

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2017, the value of these securities amounted to $6,872,307 or 8.44% of net assets.
(b)	Inflation protected security.
(c)	All or a portion of the security pledged as collateral for futures contracts.
(d)	Represents 7-day effective yield as of December 31, 2017.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

Total return swap contracts outstanding as of December 31, 2017: Over the Counter
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
100 oz Gold February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	01/31/2018	USD	130,930	$3,210
100 oz Gold February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	01/31/2018	USD	130,930	3,530
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	235,890	32,287
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	78,630	10,790
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	1,497,400	2,649
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	1,497,400	1,657
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	9,970,500	12,072
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	9,384,000	8,151
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2018	BRL	1,921,075	22,820
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	03/08/2018	KRW	1,549,212,500	16,897
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/08/2018	KRW	81,537,500	825
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(28,710)	80
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	117,900	1,852
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	USD	628,800	9,466
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/25/2018	USD	506,808	1,444
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/25/2018	USD	42,234	96
Silver March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/28/2018	USD	85,725	1,240

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(79,824)	$ 1,609
Sugar No. 11 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/15/2018	USD	16,979	568
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	BANA	03/16/2018	CHF	370,760	2,078
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	CHF	463,450	1,976
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	2,126,600	986
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/17/2018	TWD	12,759,600	6,368

								142,651

Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/09/2018	USD	47,325	(1,516)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	189,300	(6,129)
Coffee ‘C’ March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	47,325	(1,516)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	140,300	(4,359)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	648,887	(21,663)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	52,612	(60)
Corn March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	52,613	(1,665)
KC HRW Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	21,363	(895)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	344,520	(2,140)
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/14/2018	USD	258,390	(1,217)
Lean Hogs April Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	04/13/2018	USD	30,260	(128)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	243,100	(17,618)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/02/2018	USD	583,440	$ (41,379)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	913,662	(36,480)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	192,350	(5,612)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	144,263	(4,238)
Soybean March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	240,437	(9,565)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	95,040	(460)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	158,400	(1,354)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	498,900	(8,667)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	59,868	(582)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	39,912	(352)
Soybean Oil March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	19,956	(84)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(19,956)	(264)
Wheat March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	42,700	(2,446)

								(170,389)

								$(27,738)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	5	1/2018	EUR	$653,318	$(6,810)
CAC 40 10 Euro Index	11	1/2018	EUR	700,898	(9,956)
Hang Seng Index	3	1/2018	HKD	574,976	7,020
H-Shares Index	3	1/2018	HKD	225,206	1,429
IBEX 35 Index	1	1/2018	EUR	120,235	(2,655)
LME Aluminum Base Metal	1	1/2018	USD	56,429	2,421
LME Copper Base Metal	1	1/2018	USD	180,425	6,458
LME Nickel Base Metal	1	1/2018	USD	76,321	4,798
LME Zinc Base Metal	1	1/2018	USD	83,350	5,898
SGX S&P CNX Nifty Index	11	1/2018	USD	232,287	496
100 oz Gold	30	2/2018	USD	3,927,900	88,064
Brent Crude Oil	69	2/2018	USD	4,584,360	273,252
Lean Hogs	2	2/2018	USD	57,420	1,894
Live Cattle	14	2/2018	USD	680,680	(45,400)
LME Aluminum Base Metal	2	2/2018	USD	113,337	10,583
LME Aluminum Base Metal	3	2/2018	USD	169,915	10,758
LME Copper Base Metal	1	2/2018	USD	180,619	7,365
LME Copper Base Metal	1	2/2018	USD	180,930	11,398
LME Copper Base Metal	2	2/2018	USD	361,597	23,005
LME Lead Base Metal	1	2/2018	USD	62,089	887
LME Nickel Base Metal	1	2/2018	USD	76,407	6,385
Natural Gas	16	2/2018	USD	464,960	27,656
NY Harbor ULSD	10	2/2018	USD	858,396	51,723
RBOB Gasoline	11	2/2018	USD	837,745	36,443
Sugar No. 11	46	2/2018	USD	781,043	39,671
WTI Crude Oil	90	2/2018	USD	5,439,600	286,189
Australia 10 Year Bond	26	3/2018	AUD	2,620,162	(20,685)
Canada 10 Year Bond	31	3/2018	CAD	3,323,930	(36,541)
Cocoa	9	3/2018	USD	170,280	(12,630)
Coffee ’C’	11	3/2018	USD	520,575	(22,344)
Corn	51	3/2018	USD	894,413	(28,976)
Cotton No. 2	6	3/2018	USD	235,890	31,895
DAX Index	3	3/2018	EUR	1,161,755	(19,620)
EURO STOXX 50 Index	54	3/2018	EUR	2,263,181	(54,609)
Euro-Schatz	134	3/2018	EUR	25,994,894	(175,135)
Feeder Cattle	2	3/2018	USD	142,675	(12,101)
FTSE 100 Index	22	3/2018	GBP	2,268,738	66,223
FTSE/JSE Top 40 Index	16	3/2018	ZAR	687,641	13,500
FTSE/MIB Index	2	3/2018	EUR	261,051	(7,019)
Japan 10 Year Bond	4	3/2018	JPY	5,352,740	(3,168)
Japan 10 Year Bond Mini	1	3/2018	JPY	133,872	(44)
KC HRW Wheat	4	3/2018	USD	85,450	(4,417)
LME Aluminum Base Metal	1	3/2018	USD	56,725	1,747
LME Aluminum Base Metal	2	3/2018	USD	113,409	12,547
LME Aluminum Base Metal	42	3/2018	USD	2,385,075	110,621
LME Copper Base Metal	1	3/2018	USD	181,213	6,433
LME Copper Base Metal	17	3/2018	USD	3,080,187	196,385
LME Lead Base Metal	6	3/2018	USD	373,125	(7,509)
LME Nickel Base Metal	8	3/2018	USD	612,480	87,387
LME Zinc Base Metal	10	3/2018	USD	831,375	22,001

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
Long Gilt	19	3/2018	GBP	$ 3,210,711	$ 2,475
Low Sulphur Gasoil	23	3/2018	USD	1,378,275	78,880
Russell 2000 E-Mini Index	20	3/2018	USD	1,536,500	12,209
S&P 500 E-Mini Index	134	3/2018	USD	17,929,200	148,369
S&P Midcap 400 E-Mini Index	8	3/2018	USD	1,521,920	7,685
S&P/TSX 60 Index	6	3/2018	CAD	913,986	3,393
Silver	7	3/2018	USD	600,075	(407)
Soybean	8	3/2018	USD	384,700	(14,936)
Soybean Meal	7	3/2018	USD	221,760	(3,001)
SPI 200 Index	4	3/2018	AUD	469,710	(779)
TOPIX Index	22	3/2018	JPY	3,547,726	62,415
U.S. Treasury 10 Year Note	321	3/2018	USD	39,819,047	(146,933)
Wheat	13	3/2018	USD	277,550	(19,202)
100 oz Gold	3	4/2018	USD	394,200	888

					1,113,969

Short Contracts
LME Aluminum Base Metal	(1)	1/2018	USD	(56,429)	(2,496)
LME Copper Base Metal	(1)	1/2018	USD	(180,425)	(6,828)
LME Nickel Base Metal	(1)	1/2018	USD	(76,321)	(5,068)
LME Zinc Base Metal	(1)	1/2018	USD	(83,350)	(5,816)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,337)	(10,571)
LME Aluminum Base Metal	(3)	2/2018	USD	(169,915)	(10,973)
LME Copper Base Metal	(1)	2/2018	USD	(180,619)	(8,546)
LME Copper Base Metal	(1)	2/2018	USD	(180,930)	(11,332)
LME Copper Base Metal	(2)	2/2018	USD	(361,597)	(23,102)
LME Lead Base Metal	(1)	2/2018	USD	(62,089)	(461)
LME Nickel Base Metal	(1)	2/2018	USD	(76,407)	(6,718)
LME Aluminum Base Metal	(1)	3/2018	USD	(56,725)	(2,057)
LME Aluminum Base Metal	(2)	3/2018	USD	(113,409)	(12,680)
LME Aluminum Base Metal	(8)	3/2018	USD	(454,300)	(35,698)
LME Copper Base Metal	(1)	3/2018	USD	(181,213)	(6,815)
LME Lead Base Metal	(1)	3/2018	USD	(62,188)	(887)
LME Nickel Base Metal	(2)	3/2018	USD	(153,120)	(11,204)
LME Zinc Base Metal	(1)	3/2018	USD	(83,137)	(5,940)

					(167,192)

					$946,777

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CHF	14,000	USD	14,302	CITI	3/21/2018	$146
CHF	21,000	USD	21,453	JPMC	3/21/2018	219
USD	6,096	BRL	20,000	CITI**	3/21/2018	118
USD	9,144	BRL	30,000	JPMC**	3/21/2018	176
USD	213,021	GBP	157,254	CITI	3/21/2018	158
USD	319,529	GBP	235,880	JPMC	3/21/2018	237
USD	32,994	HKD	257,250	CITI	3/21/2018	17
USD	40,801	HKD	318,075	JPMC	3/21/2018	27

Total unrealized appreciation						1,098

HKD	340,000	USD	43,620	CITI	3/21/2018	(36)
HKD	510,000	USD	65,430	JPMC	3/21/2018	(53)
USD	2,860	CHF	2,800	CITI	3/21/2018	(29)
USD	4,290	CHF	4,200	JPMC	3/21/2018	(44)
USD	2,950,124	EUR	2,471,929	CITI	3/21/2018	(29,664)
USD	4,425,187	EUR	3,707,899	JPMC	3/21/2018	(44,502)
USD	1,370,458	GBP	1,022,149	CITI	3/21/2018	(13,144)
USD	2,055,676	GBP	1,533,217	JPMC	3/21/2018	(19,719)
USD	22,184	HKD	173,150	CITI	3/21/2018	(11)
USD	41,967	HKD	327,525	JPMC	3/21/2018	(19)

Total unrealized depreciation						(107,221)

Net unrealized depreciation						$(106,123)

** Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR RISK PARITY II MV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,059,116	$1,059,116

CITI
Investment Companies	141,711	—	141,711

GSCO
Cash	—	198,377	198,377
U.S. Treasury Inflation Linked Notes	—	554,133	554,133

GSIN
Investment Companies	443,126	—	443,126

JPMC
Investment Companies	420,000	—	420,000

JPMS
Cash	—	120,143	120,143

MSCL
Cash	—	212,408	212,408
U.S. Treasury Inflation Linked Notes	—	384,189	384,189

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$161,045	$—	$161,045

GSCO
Cash	—	(30,018)	(30,018)

GSIN
Cash	70,000	—	70,000

JPPC
Cash	—	68,535	68,535

MACQ
Cash	160,000	—	160,000

MSCL
Cash	—	408,452	408,452

SOCG
Cash	180,197	—	180,197

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 115.7%
COMMON STOCKS - 30.9%

Belgium - 0.8%
Ageas	39,240	$1,916,861
bpost SA (a)	226,727	6,900,278
KBC Group NV (a)	160,485	13,675,478
Proximus SADP	130,789	4,291,391
Solvay SA	29,578	4,112,422
UCB SA	52,166	4,136,397
Umicore SA (a)	104,794	4,961,890

		39,994,717

Canada - 0.6%
Agnico Eagle Mines Ltd. (1)	30,528	1,409,582
Air Canada (1)*(a)	315,008	6,485,606
ARC Resources Ltd. (1)	50,203	589,096
Cenovus Energy, Inc. (1)	336,143	3,069,946
Dollarama, Inc. (1)	12,861	1,606,858
Encana Corp. (1)	206,802	2,759,005
Franco-Nevada Corp. (1)	36,063	2,882,171
Intact Financial Corp. (1)	9,769	815,949
Kinross Gold Corp. (1)*	370,243	1,596,434
Linamar Corp. (1)	23,340	1,359,365
Peyto Exploration & Development Corp. (1)	102,095	1,220,754
Seven Generations Energy Ltd., Class A (1)*	93,420	1,321,406
Tourmaline Oil Corp. (1)*	50,824	921,059
West Fraser Timber Co. Ltd. (1)	14,976	924,175
Whitecap Resources, Inc. (1)	83,452	594,189

		27,555,595

Denmark - 0.9%
Danske Bank A/S (a)	501,563	19,521,834
GN Store Nord A/S	103,520	3,343,388
H Lundbeck A/S (a)	186,177	9,441,225
ISS A/S	14,837	574,416
Jyske Bank A/S (Registered)	71,223	4,049,520
TDC A/S	90,815	557,850
William Demant Holding A/S *	104,080	2,907,198

		40,395,431

Finland - 0.9%
Cargotec OYJ, Class B	35,793	2,026,603
Kesko OYJ, Class B	16,792	911,600
Neste OYJ (a)	338,815	21,687,912
Outokumpu OYJ	364,296	3,380,775
UPM-Kymmene OYJ (a)	406,113	12,607,716

		40,614,606

Germany - 1.1%
Aurubis AG (a)	105,435	9,786,863
Deutsche Lufthansa AG (Registered) (a)	1,083,886	39,804,326
OSRAM Licht AG	42,330	3,790,372

		53,381,561

Italy - 3.3%
A2A SpA (a)	5,953,901	11,016,400
Autogrill SpA	209,467	2,891,244
DiaSorin SpA	11,099	984,208
Enel SpA (a)	8,126,302	49,970,851

INVESTMENTS	SHARES	VALUE
Italy - 3.3% (continued)
Hera SpA	753,753	$2,630,508
Intesa Sanpaolo SpA (a)	12,354,230	40,989,620
Italgas SpA	240,222	1,465,781
Mediobanca SpA (a)	439,099	4,975,316
Moncler SpA	49,055	1,533,339
Poste Italiane SpA (a)(b)	1,836,069	13,823,677
Prysmian SpA (a)	227,262	7,405,362
Recordati SpA (a)	174,033	7,733,942
Terna Rete Elettrica Nazionale SpA (a)	1,519,139	8,830,848
UnipolSai Assicurazioni SpA	324,094	755,980

		155,007,076

Japan - 14.4%
ABC-Mart, Inc.	40,700	2,332,837
Alfresa Holdings Corp. (a)	212,200	4,970,249
Amada Holdings Co. Ltd. (a)	425,100	5,771,603
ANA Holdings, Inc. (a)	284,700	11,876,697
Aozora Bank Ltd. (a)	302,300	11,729,939
Asahi Glass Co. Ltd.	46,100	1,992,646
Asahi Group Holdings Ltd.	34,800	1,726,761
Astellas Pharma, Inc.	313,000	3,976,125
Bandai Namco Holdings, Inc. (a)	156,300	5,101,588
Benesse Holdings, Inc.	71,800	2,526,201
Brother Industries Ltd. (a)	108,500	2,666,882
Central Japan Railway Co.	27,000	4,831,936
Chugoku Bank Ltd. (The)	46,100	614,394
Daiichi Sankyo Co. Ltd. (a)	271,200	7,051,762
Daiwa Securities Group, Inc.	122,000	763,295
Ezaki Glico Co. Ltd.	24,500	1,222,038
Fujitsu Ltd. (a)	1,992,000	14,122,349
GungHo Online Entertainment, Inc. *	824,000	2,261,322
Gunma Bank Ltd. (The)	93,700	564,562
Hakuhodo DY Holdings, Inc.	155,000	2,009,245
Hankyu Hanshin Holdings, Inc. (a)	13,800	554,319
Haseko Corp. (a)	860,500	13,336,232
Hikari Tsushin, Inc.	12,800	1,837,755
Hino Motors Ltd.	43,500	561,862
Hisamitsu Pharmaceutical Co., Inc.	45,200	2,730,744
Hitachi Capital Corp.	30,000	752,308
Hitachi High-Technologies Corp. (a)	144,400	6,069,047
Hitachi Ltd. (a)	921,000	7,145,303
Hitachi Metals Ltd.	91,000	1,301,530
Honda Motor Co. Ltd.	17,200	586,993
Idemitsu Kosan Co. Ltd. (a)	471,600	18,890,286
Inpex Corp. (a)	1,593,800	19,836,467
Isuzu Motors Ltd.	209,400	3,496,411
Ito En Ltd.	26,100	1,027,056
ITOCHU Corp. (a)	966,200	18,011,437
Itochu Techno-Solutions Corp. (a)	206,000	8,934,885
Izumi Co. Ltd.	11,400	707,543
Japan Airlines Co. Ltd. (a)	355,400	13,885,428
Japan Tobacco, Inc. (a)	172,800	5,564,699
JFE Holdings, Inc. (a)	259,000	6,189,432
JSR Corp.	48,700	956,676
JTEKT Corp.	41,500	711,067
JXTG Holdings, Inc. (a)	4,955,000	31,842,361
Kajima Corp. (a)	1,540,000	14,796,168
Kaken Pharmaceutical Co. Ltd.	16,100	829,539
Kamigumi Co. Ltd.	80,000	1,767,949
Kao Corp. (a)	187,600	12,676,058

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Japan - 14.4% (continued)
Keihan Holdings Co. Ltd.	19,200	$564,861
Kewpie Corp.	20,700	551,521
Kirin Holdings Co. Ltd. (a)	456,000	11,491,848
Konami Holdings Corp. (a)	141,700	7,792,399
Kuraray Co. Ltd. (a)	269,700	5,077,895
Kurita Water Industries Ltd.	36,800	1,193,109
Kyushu Railway Co.	95,600	2,959,044
Lion Corp. (a)	332,700	6,288,688
Marubeni Corp. (a)	2,836,400	20,506,290
Maruichi Steel Tube Ltd.	21,200	619,479
Matsumotokiyoshi Holdings Co. Ltd.	27,600	1,133,838
McDonald’s Holdings Co. Japan Ltd.	92,700	4,073,624
Medipal Holdings Corp.	203,900	3,980,863
Mitsubishi Corp. (a)	535,700	14,771,272
Mitsubishi Gas Chemical Co., Inc. (a)	338,800	9,701,531
Mitsubishi Materials Corp.	45,800	1,625,235
Mitsubishi Tanabe Pharma Corp. (a)	388,000	7,996,720
Mitsubishi UFJ Lease & Finance Co. Ltd.	401,400	2,382,421
Mitsui & Co. Ltd. (a)	562,100	9,119,190
Mitsui Chemicals, Inc. (a)	256,200	8,215,686
Mixi, Inc. (a)	115,500	5,173,009
Nagoya Railroad Co. Ltd.	21,700	546,477
Nankai Electric Railway Co. Ltd.	32,300	799,324
Nexon Co. Ltd.*(a)	276,500	8,018,579
NH Foods Ltd.	124,000	3,020,548
NHK Spring Co. Ltd.	407,100	4,467,942
Nippon Electric Glass Co. Ltd. (a)	95,500	3,634,859
Nippon Express Co. Ltd. (a)	99,200	6,587,601
Nippon Shokubai Co. Ltd.	18,800	1,267,312
Nippon Telegraph & Telephone Corp. (a)	142,600	6,704,212
Nissan Motor Co. Ltd. (a)	654,700	6,518,252
Nisshin Seifun Group, Inc. (a)	181,400	3,661,301
Nitori Holdings Co. Ltd. (a)	57,400	8,169,427
Nomura Research Institute Ltd. (a)	35,885	1,665,653
Obayashi Corp. (a)	1,341,100	16,200,662
Oracle Corp. Japan	53,800	4,452,544
Oriental Land Co. Ltd.	31,900	2,902,250
Osaka Gas Co. Ltd. (a)	217,500	4,182,383
Otsuka Corp. (a)	108,100	8,278,886
Otsuka Holdings Co. Ltd. (a)	173,700	7,617,998
Park24 Co. Ltd.	63,900	1,529,728
Pola Orbis Holdings, Inc. (a)	276,800	9,699,281
Resona Holdings, Inc. (a)	1,946,100	11,596,364
Ryohin Keikaku Co. Ltd. (a)	22,100	6,879,489
Sawai Pharmaceutical Co. Ltd.	20,800	928,294
Sekisui Chemical Co. Ltd.	116,800	2,338,373
Shimamura Co. Ltd. (a)	75,300	8,272,429
Shimizu Corp.	321,000	3,310,770
Shionogi & Co. Ltd. (a)	110,500	5,970,857
SMC Corp.	1,400	574,538
Sojitz Corp. (a)	3,434,800	10,523,145
Square Enix Holdings Co. Ltd. (a)	171,700	8,146,790
Start Today Co. Ltd. (a)	213,900	6,492,530
Sugi Holdings Co. Ltd. (a)	27,000	1,375,458
Sumitomo Chemical Co. Ltd.	99,000	708,409
Sumitomo Corp. (a)	796,200	13,504,952
Sumitomo Dainippon Pharma Co. Ltd. (a)	435,400	6,445,304
Sundrug Co. Ltd.	14,300	663,325

INVESTMENTS	SHARES	VALUE
Japan - 14.4% (continued)
Suzuken Co. Ltd. (a)	37,410	$1,535,918
Suzuki Motor Corp.	119,200	6,899,732
Taiheiyo Cement Corp.	13,600	585,530
Taisei Corp. (a)	270,300	13,442,263
Taisho Pharmaceutical Holdings Co. Ltd.	8,700	692,974
Toho Gas Co. Ltd.	22,700	621,481
Tohoku Electric Power Co., Inc.	53,800	686,859
Tokyo Century Corp.	15,300	740,586
Tokyo Electric Power Co. Holdings, Inc. *	921,200	3,635,676
Tokyo Electron Ltd.	15,200	2,741,920
Toppan Printing Co. Ltd.	162,000	1,463,366
Tosoh Corp. (a)	714,300	16,114,752
Toyo Suisan Kaisha Ltd.	111,200	4,747,221
Toyota Boshoku Corp.	33,600	701,344
Toyota Tsusho Corp.	24,700	992,279
Welcia Holdings Co. Ltd.	18,300	789,894
West Japan Railway Co. (a)	99,800	7,280,811
Yamada Denki Co. Ltd. (a)	903,100	4,973,613
Yamaguchi Financial Group, Inc. (a)	516,000	6,115,306
Yamazaki Baking Co. Ltd.	148,900	2,899,305
Yokogawa Electric Corp.	40,100	765,616

		684,413,201

Luxembourg - 0.0% (c)
Aperam SA	22,579	1,159,956

Netherlands - 1.5%
Aalberts Industries NV	19,405	985,885
ABN AMRO Group NV, CVA (a)(b)	302,589	9,755,737
Aegon NV	654,198	4,156,754
ASM International NV (a)	80,109	5,409,951
ASML Holding NV	5,001	869,466
ASR Nederland NV (a)	164,698	6,780,095
Koninklijke DSM NV	16,600	1,585,697
Koninklijke Philips NV (a)	183,852	6,942,009
NN Group NV (a)	303,748	13,138,185
Philips Lighting NV (a)(b)	157,987	5,794,464
Randstad Holding NV	33,641	2,064,181
Wolters Kluwer NV (a)	243,830	12,710,772

		70,193,196

Norway - 0.5%
DNB ASA (a)	488,309	9,039,291
Gjensidige Forsikring ASA	44,896	846,841
Marine Harvest ASA *(a)	653,731	11,055,039
Norsk Hydro ASA	101,858	772,166

		21,713,337

Portugal - 0.1%
EDP - Energias de Portugal SA (a)	1,310,664	4,533,794
Galp Energia SGPS SA	75,369	1,384,736

		5,918,530

Spain - 1.8%
ACS Actividades de Construccion y Servicios SA	15,163	592,322
Amadeus IT Group SA (a)	116,902	8,412,561
Bankinter SA	399,176	3,776,089
Ebro Foods SA	143,692	3,363,125
Endesa SA (a)	566,048	12,106,536

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Spain - 1.8% (continued)
Iberdrola SA (a)	584,955	$4,528,307
Repsol SA (a)	2,854,245	50,395,841

		83,174,781

Sweden - 1.2%
Boliden AB (a)	826,942	28,279,535
Electrolux AB, Series B	44,063	1,418,625
Essity AB, Class B *	30,518	867,258
Husqvarna AB, Class B	228,332	2,172,464
Modern Times Group MTG AB, Class B	15,240	640,416
NCC AB, Class B	87,324	1,674,742
Nordea Bank AB (a)	627,485	7,597,566
Saab AB, Class B	36,167	1,758,939
Securitas AB, Class B	172,274	3,004,827
Skandinaviska Enskilda Banken AB, Class A	333,418	3,915,125
SSAB AB, Class A *	161,135	880,545
Swedbank AB, Class A (a)	235,448	5,680,136

		57,890,178

Switzerland - 3.0%
ABB Ltd. (Registered) (a)	292,697	7,839,698
Adecco Group AG (Registered) *(a)	85,604	6,541,866
Barry Callebaut AG (Registered) *	501	1,044,277
DKSH Holding AG	14,409	1,260,535
dormakaba Holding AG *	986	918,113
Flughafen Zurich AG (Registered)	2,541	580,788
Geberit AG (Registered)	4,102	1,805,563
Georg Fischer AG (Registered) (a)	6,511	8,595,605
Helvetia Holding AG (Registered)	1,684	947,181
Kuehne + Nagel International AG (Registered)	19,160	3,389,774
Lonza Group AG (Registered) *(a)	100,136	27,007,309
Novartis AG (Registered) (a)	110,133	9,267,968
Partners Group Holding AG (a)	15,297	10,481,401
Roche Holding AG (a)	80,419	20,334,376
Schindler Holding AG	2,446	562,557
Sika AG (a)	1,252	9,933,367
Sonova Holding AG (Registered)	31,626	4,936,595
Straumann Holding AG (Registered)	5,816	4,102,895
Swiss Life Holding AG (Registered) *(a)	20,901	7,387,963
Swiss Re AG	42,407	3,965,935
Swisscom AG (Registered)	6,042	3,212,878
Temenos Group AG (Registered) *(a)	73,581	9,416,219

		143,532,863

United Kingdom - 0.8%
Fiat Chrysler Automobiles NV *(a)	1,731,077	30,905,455
Subsea 7 SA (a)	593,111	8,886,027

		39,791,482

United States - 0.0% (c)
Valeant Pharmaceuticals International, Inc. (1)*	28,561	595,305

TOTAL COMMON STOCKS (Cost $1,172,675,175)		1,465,331,815

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 84.8%
INVESTMENT COMPANIES - 61.3%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (d)	31,587,562	$31,587,562
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (d)	126,350,247	126,350,247
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (d)(e)	807,755,625	807,755,625
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (d)(e)	700,883,242	700,883,242
Limited Purpose Cash Investment Fund, 1.17% (d)(f)	1,084,486,894	1,084,378,445
UBS Select Treasury Preferred Fund, Class I, 1.16% (d)	157,937,809	157,937,809

TOTAL INVESTMENT COMPANIES (Cost $2,908,892,930)		2,908,892,930

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 23.5%
U.S. Treasury Bills
1.13%, 1/11/2018 (g)	$30,366,000	30,357,061
1.10%, 1/18/2018 (g)	398,281,000	398,061,722
1.14%, 2/1/2018 (g)	43,220,000	43,174,424
1.15%, 2/8/2018 (g)(h)	32,900,000	32,857,690
1.12%, 2/15/2018 (g)	99,714,000	99,563,183
1.12%, 2/22/2018 (g)	32,871,000	32,812,093
1.12%, 3/1/2018 (g)	37,630,000	37,552,853
1.12%, 3/8/2018 (g)	15,558,000	15,521,657
1.15%, 3/15/2018 (g)	3,439,000	3,430,093
1.19%, 3/22/2018 (g)	13,065,000	13,026,152
1.18%, 3/29/2018 (g)	23,998,000	23,919,532
1.20%, 4/5/2018 (g)	5,068,000	5,049,818
1.23%, 4/12/2018 (g)	9,031,000	8,996,130
1.25%, 4/19/2018 (g)	8,854,000	8,817,289
1.25%, 4/26/2018 (g)	13,380,000	13,322,059
1.27%, 5/3/2018 (g)	27,702,000	27,571,880
1.31%, 5/10/2018 (g)	11,343,000	11,285,529
1.37%, 5/17/2018 (g)(h)	161,812,000	160,950,351
1.43%, 5/24/2018 (g)(h)	6,519,000	6,481,811
1.45%, 5/31/2018 (g)	48,596,000	48,303,853
1.46%, 6/7/2018 (g)(h)	33,403,000	33,190,585
1.47%, 6/14/2018 (g)	4,861,000	4,828,866
1.49%, 6/21/2018 (g)(h)	43,774,000	43,463,934
1.54%, 6/28/2018 (g)	14,664,000	14,555,312

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,117,224,908)		1,117,093,877

TOTAL SHORT-TERM INVESTMENTS (Cost $4,026,117,838)		4,025,986,807

TOTAL LONG POSITIONS (Cost $5,198,793,013)		5,491,318,622

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE

SHORT POSITIONS - (23.5)%
COMMON STOCKS - (23.5)%

Austria - (0.1)%
ams AG *	(39,047)	$(3,537,340)

Belgium - (0.7)%
Anheuser-Busch InBev SA	(221,804)	(24,762,518)
Galapagos NV *	(25,234)	(2,377,735)
Telenet Group Holding NV *	(70,543)	(4,914,499)

		(32,054,752)

Canada - (0.5)%
BlackBerry Ltd. (1)*	(69,427)	(775,462)
Cameco Corp. (1)	(53,726)	(496,228)
Enbridge, Inc. (1)	(181,661)	(7,104,578)
Shopify, Inc., Class A (1)*	(7,894)	(798,255)
Teck Resources Ltd., Class B (1)	(285,273)	(7,459,764)
TransCanada Corp. (1)	(41,893)	(2,038,993)
Wheaton Precious Metals Corp. (1)	(156,997)	(3,470,920)

		(22,144,200)

Colombia - (0.1)%
Millicom International Cellular SA, SDR	(73,120)	(4,935,962)

Denmark - (0.7)%
AP Moller - Maersk A/S, Class B	(2,765)	(4,819,358)
Chr Hansen Holding A/S	(10,597)	(993,495)
Coloplast A/S, Class B	(24,811)	(1,972,488)
Genmab A/S *	(48,290)	(7,997,307)
Novozymes A/S, Class B	(135,591)	(7,740,529)
Pandora A/S	(74,218)	(8,067,388)

		(31,590,565)

Finland - (0.6)%
Amer Sports OYJ *	(30,499)	(844,159)
Fortum OYJ	(213,081)	(4,217,164)
Metso OYJ	(20,451)	(697,690)
Nokia OYJ	(4,914,317)	(22,961,363)

		(28,720,376)

Italy - (2.1)%
Banco BPM SpA *	(4,905,498)	(15,363,929)
BPER Banca	(485,605)	(2,446,313)
Buzzi Unicem SpA	(118,226)	(3,189,388)
Ferrari NV	(134,219)	(14,063,510)
Mediaset SpA *	(429,155)	(1,662,603)
Saipem SpA *	(165,344)	(754,424)
UniCredit SpA *	(2,327,759)	(43,422,596)
Unione di Banche Italiane SpA	(1,889,302)	(8,236,292)
Unipol Gruppo SpA	(1,278,232)	(5,987,013)
Yoox Net-A-Porter Group SpA *	(116,363)	(4,058,977)

		(99,185,045)

Japan - (13.2)%
Acom Co. Ltd. *	(1,404,300)	(5,900,143)
Advantest Corp.	(993,200)	(18,323,877)
Aeon Co. Ltd.	(708,100)	(11,943,989)
AEON Financial Service Co. Ltd.	(248,100)	(5,766,083)
Alps Electric Co. Ltd.	(28,500)	(810,693)
Asics Corp.	(535,000)	(8,503,721)
Bank of Kyoto Ltd. (The)	(186,699)	(9,695,807)

INVESTMENTS	SHARES	VALUE
Japan - (13.2)% (continued)
Calbee, Inc.	(304,800)	$(9,905,296)
Chiba Bank Ltd. (The)	(691,000)	(5,730,295)
Chugai Pharmaceutical Co. Ltd.	(129,400)	(6,613,470)
Chugoku Electric Power Co., Inc. (The)	(503,900)	(5,409,478)
Credit Saison Co. Ltd.	(39,800)	(722,741)
CyberAgent, Inc.	(17,300)	(674,227)
Dai-ichi Life Holdings, Inc.	(443,700)	(9,118,986)
DeNA Co. Ltd.	(64,400)	(1,325,807)
Dentsu, Inc.	(120,100)	(5,078,432)
Don Quijote Holdings Co. Ltd.	(17,800)	(927,913)
Eisai Co. Ltd.	(129,000)	(7,328,440)
Electric Power Development Co. Ltd.	(161,200)	(4,336,214)
FamilyMart UNY Holdings Co. Ltd.	(119,500)	(8,369,563)
FANUC Corp.	(20,100)	(4,821,918)
Fast Retailing Co. Ltd.	(67,600)	(26,878,689)
Fukuoka Financial Group, Inc.	(134,000)	(749,824)
Hachijuni Bank Ltd. (The)	(557,200)	(3,184,019)
Hamamatsu Photonics KK	(109,600)	(3,676,044)
Hirose Electric Co. Ltd.	(10,800)	(1,576,865)
Hokuriku Electric Power Co.	(387,400)	(3,116,735)
Ibiden Co. Ltd.	(389,200)	(5,809,430)
IHI Corp.	(200,000)	(6,633,286)
Isetan Mitsukoshi Holdings Ltd.	(770,700)	(9,537,293)
Iyo Bank Ltd. (The)	(518,100)	(4,139,936)
J Front Retailing Co. Ltd.	(51,200)	(962,158)
Japan Post Insurance Co. Ltd.	(29,500)	(693,496)
JGC Corp.	(122,200)	(2,360,834)
Kakaku.com, Inc.	(506,000)	(8,541,621)
Kansai Paint Co. Ltd.	(393,700)	(10,216,220)
Keikyu Corp.	(154,999)	(2,974,141)
Keio Corp.	(21,300)	(935,595)
Keyence Corp.	(5,200)	(2,904,883)
Kikkoman Corp.	(249,300)	(10,081,603)
Kintetsu Group Holdings Co. Ltd.	(47,500)	(1,817,827)
Kose Corp.	(4,700)	(732,387)
Kyushu Electric Power Co., Inc.	(425,900)	(4,461,118)
Kyushu Financial Group, Inc.	(156,000)	(940,258)
LIXIL Group Corp.	(93,500)	(2,526,114)
M3, Inc.	(148,900)	(5,219,566)
Mabuchi Motor Co. Ltd.	(10,400)	(562,167)
Marui Group Co. Ltd.	(329,900)	(6,030,610)
Mitsubishi Logistics Corp.	(141,000)	(3,655,437)
Mitsubishi Motors Corp.	(2,145,300)	(15,433,485)
MonotaRO Co. Ltd.	(53,600)	(1,708,223)
Murata Manufacturing Co. Ltd.	(41,700)	(5,583,134)
NGK Spark Plug Co. Ltd.	(639,200)	(15,492,505)
Nidec Corp.	(164,200)	(22,990,800)
Nintendo Co. Ltd.	(109,500)	(39,430,581)
Nippon Paint Holdings Co. Ltd.	(379,600)	(11,993,984)
Nippon Yusen KK *	(417,000)	(10,146,288)
Odakyu Electric Railway Co. Ltd.	(190,200)	(4,063,943)
Olympus Corp.	(93,200)	(3,565,367)
Ono Pharmaceutical Co. Ltd.	(429,300)	(9,986,253)
Orient Corp.	(626,600)	(998,079)
PeptiDream, Inc. *	(81,200)	(2,769,897)
Pigeon Corp.	(190,900)	(7,253,272)
Recruit Holdings Co. Ltd.	(26,300)	(653,028)
Renesas Electronics Corp. *	(669,500)	(7,764,485)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Japan - (13.2)% (continued)
Ricoh Co. Ltd.	(457,400)	$(4,238,641)
Rohm Co. Ltd.	(12,400)	(1,366,006)
Santen Pharmaceutical Co. Ltd.	(89,500)	(1,401,603)
Seibu Holdings, Inc.	(57,800)	(1,091,978)
Seven Bank Ltd.	(1,266,200)	(4,324,298)
Shikoku Electric Power Co., Inc.	(563,700)	(6,135,976)
Shimano, Inc.	(88,300)	(12,411,326)
Shiseido Co. Ltd.	(11,400)	(549,310)
Shizuoka Bank Ltd. (The)	(839,000)	(8,636,563)
SoftBank Group Corp.	(203,500)	(16,111,213)
Sompo Holdings, Inc.	(80,400)	(3,103,502)
Sony Corp.	(77,100)	(3,460,469)
Sony Financial Holdings, Inc.	(904,800)	(15,991,084)
Stanley Electric Co. Ltd.	(109,400)	(4,426,598)
SUMCO Corp.	(679,100)	(17,240,094)
Suruga Bank Ltd.	(137,200)	(2,933,662)
Sysmex Corp.	(28,800)	(2,261,405)
T&D Holdings, Inc.	(529,200)	(9,028,413)
Taiyo Nippon Sanso Corp.	(2,100)	(29,304)
Tobu Railway Co. Ltd.	(21,700)	(700,336)
Tokio Marine Holdings, Inc.	(418,600)	(19,039,205)
Toyo Seikan Group Holdings Ltd.	(34,100)	(547,383)
Toyota Industries Corp.	(38,700)	(2,480,630)
Unicharm Corp.	(69,500)	(1,804,714)
Yakult Honsha Co. Ltd.	(117,200)	(8,843,362)
Yamaha Corp.	(34,000)	(1,254,150)
Yamaha Motor Co. Ltd.	(53,700)	(1,759,120)
Yamato Holdings Co. Ltd.	(340,900)	(6,843,687)
Yaskawa Electric Corp.	(1,038,200)	(45,488,873)

		(625,561,478)

Luxembourg - (0.3)%
Tenaris SA	(787,491)	(12,499,045)

Netherlands - (1.1)%
Altice NV, Class A *	(2,650,628)	(27,795,663)
Boskalis Westminster	(15,167)	(571,547)
Gemalto NV	(58,469)	(3,462,541)
Koninklijke KPN NV	(2,758,616)	(9,631,105)
Koninklijke Vopak NV	(149,229)	(6,536,863)
OCI NV *	(161,304)	(4,068,100)
SBM Offshore NV	(32,567)	(573,569)

		(52,639,388)

Norway - (0.1)%
Schibsted ASA, Class A	(191,759)	(5,488,174)

Portugal - (0.1)%
Banco Comercial Portugues SA, Class R *	(17,745,189)	(5,775,954)
Banco Espirito Santo SA (Registered) (3)*(i)	(216,618)	(3)

		(5,775,957)

Spain - (1.3)%
Atresmedia Corp. de Medios de Comunicacion SA	(61,671)	(643,619)
Banco Santander SA	(1,866,995)	(12,240,462)
Bankia SA	(2,736,931)	(13,063,243)
Cellnex Telecom SA (b)	(643,458)	(16,463,155)
Enagas SA	(92,117)	(2,634,496)

INVESTMENTS	SHARES	VALUE
Spain - (1.3)% (continued)
Industria de Diseno Textil SA	(478,139)	$(16,625,747)

		(61,670,722)

Sweden - (1.1)%
Arjo AB, Class B (1)*	(68,007)	(194,078)
Atlas Copco AB, Class A	(114,844)	(4,956,217)
Elekta AB, Class B	(97,998)	(809,205)
Getinge AB, Class B	(38,292)	(555,262)
Hennes & Mauritz AB, Class B	(255,119)	(5,276,845)
Telefonaktiebolaget LM Ericsson, Class B	(6,031,011)	(39,803,046)

		(51,594,653)

Switzerland - (1.4)%
Aryzta AG *	(45,194)	(1,793,424)
Chocoladefabriken Lindt & Spruengli AG	(546)	(3,332,997)
Credit Suisse Group AG (Registered) *	(2,931,184)	(52,279,788)
Idorsia Ltd. *	(107,635)	(2,818,996)
OC Oerlikon Corp. AG (Registered) *	(298,298)	(5,035,155)
Vifor Pharma AG	(32,816)	(4,201,104)

		(69,461,464)

United Kingdom - 0.0% (c)
CNH Industrial NV	(113,282)	(1,515,548)

Zambia - (0.1)%
First Quantum Minerals Ltd. (1)	(365,322)	(5,117,995)

TOTAL COMMON STOCKS (Proceeds $ (1,036,315,204))		(1,113,492,664)

TOTAL SHORT POSITIONS (Proceeds $ (1,036,315,204))		(1,113,492,664)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 92.2% (Cost $4,162,477,809)		4,377,825,958

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.8% (j)		369,601,311

NET ASSETS - 100.0%		$4,747,427,269

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(67,600,931)	(1.4)%
Consumer Staples	(3,592,299)	(0.1)
Energy	130,760,890	2.8
Financials	(46,260,280)	(1.0)
Health Care	96,387,989	2.0
Industrials	235,617,271	5.0
Information Technology	(119,440,805)	(2.5)
Materials	81,809,682	1.7
Telecommunication Services	(32,375,105)	(0.7)
Utilities	76,532,739	1.6
Short-Term Investments	4,025,986,807	84.8

Total Investments In Securities At Value	4,377,825,958	92.2
Other Assets in Excess of Liabilities (j)	369,601,311	7.8

Net Assets	$4,747,427,269	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,221,118,025.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $12,910,723, which represents approximately 0.27% of net assets of the fund.
(c)	Represents less than 0.05% of net assets.
(d)	Represents 7-day effective yield as of December 31, 2017.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2017, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Controlled Affiliates:
Limited Purpose Cash Investment Fund (Short-Term Investment)	—	2,348,516,780	(1,264,029,886)	1,084,486,894	$1,084,378,445	$6,728,379	$(60,861)	$—

(g)	The rate shown was the effective yield at the date of purchase.
(h)	All or a portion of the security pledged as collateral for futures contracts.
(i)	Security fair valued as of December 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2017 amounted to $(3), which represents approximately (0.00)% of net assets of the fund.
(j)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1) Level 1 security (See Note 5).

(3) Level 3 security (See Note 5).

Abbreviations

CVA - Dutch Certification

OYJ - Public Traded Company

SDR - Swedish Depositary Receipt

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
BIST 30 Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/28/2018	TRY	71,380,320	$516,917
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(96,631,625)	1,891,658

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(22,711,063)	$427,407
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(21,764,037)	438,405
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	1,832,817,600	3,626,236
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	2,087,375,600	3,620,568
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	03/08/2018	KRW	128,095,412,500	1,425,203
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/08/2018	KRW	22,422,812,500	261,935
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	10,532,400	165,426
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(47,077,663)	1,636,329
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(26,496,213)	940,359
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	1,224,921,600	573,691
Tel Aviv Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/24/2018	ILS	23,140,944	122,514
WIG20 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	PLN	73,374,600	281,898

								15,928,546

Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(10,241,900)	(41,896)
iBovespa Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	BANA	02/14/2018	BRL	(493,332,060)	(6,212,327)
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	BANA	03/16/2018	CHF	(329,049,500)	(1,897,045)

								(8,151,268)

								$7,777,278

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Brent Crude Oil	7,103	1/2018	USD	$474,977,610	$28,633,518
FTSE Bursa Malaysia KLCI Index	333	1/2018	MYR	7,343,773	69,196
Hang Seng Index	457	1/2018	HKD	87,587,987	1,097,107
IBEX 35 Index	74	1/2018	EUR	8,897,358	(195,087)
LME Copper Base Metal	25	1/2018	USD	4,505,706	362,417
LME Copper Base Metal	34	1/2018	USD	6,137,748	270,540
LME Copper Base Metal	64	1/2018	USD	11,547,200	457,181
LME Copper Base Metal	65	1/2018	USD	11,730,875	231,776
LME Copper Base Metal	65	1/2018	USD	11,738,415	590,723
LME Copper Base Metal	69	1/2018	USD	12,449,756	341,561
LME Copper Base Metal	95	1/2018	USD	17,154,839	869,088
MSCI Singapore Index	1,685	1/2018	SGD	48,895,174	288,282
MSCI Taiwan Index	92	1/2018	USD	3,615,600	61,450
WTI Crude Oil	3,672	1/2018	USD	221,862,240	12,045,122
BIST 30 Index	5,223	2/2018	TRY	20,007,376	558,175
LME Copper Base Metal	56	2/2018	USD	10,132,052	631,903
LME Copper Base Metal	76	2/2018	USD	13,730,920	513,358
LME Copper Base Metal	95	2/2018	USD	17,186,260	726,521
LME Copper Base Metal	98	2/2018	USD	17,718,400	760,760
LME Copper Base Metal	103	2/2018	USD	18,602,315	661,800
3 Month Euro Euribor	1	3/2018	EUR	300,922	(16)
ASX 90 Day Bank Accepted Bill	1,384	3/2018	AUD	1,075,147,103	130,458
Australia 10 Year Bond	3,932	3/2018	AUD	396,249,155	(3,147,041)
Australia 3 Year Bond	9,198	3/2018	AUD	797,312,696	(3,556,001)
DAX Index	881	3/2018	EUR	341,168,646	(5,762,216)
Euro-Bund	1,197	3/2018	EUR	189,020,972	(862,137)
Euro-Schatz	3,889	3/2018	EUR	754,433,902	(5,658,770)
KOSPI 200 Index	786	3/2018	KRW	59,864,999	777,944
LME Copper Base Metal	24	3/2018	USD	4,347,984	(12,709)
LME Copper Base Metal	61	3/2018	USD	11,051,995	660,270
LME Copper Base Metal	82	3/2018	USD	14,847,412	1,364,259
LME Copper Base Metal	397	3/2018	USD	71,911,588	6,498,520
LME Copper Base Metal	426	3/2018	USD	77,185,875	5,169,892
Long Gilt	1,546	3/2018	GBP	261,250,452	567,763
SET50 Index	2,128	3/2018	THB	14,769,979	(68,504)
Silver	708	3/2018	USD	60,693,300	3,095
TOPIX Index	4,461	3/2018	JPY	719,382,028	12,351,966
U.S. Treasury 2 Year Note	2,174	3/2018	USD	465,473,781	(682,479)
U.S. Treasury 5 Year Note	27	3/2018	USD	3,136,430	(9,861)
3 Month Euro Euribor	3,521	6/2018	EUR	1,059,442,074	378,885
3 Month Sterling	1,702	6/2018	GBP	285,377,314	18,433
ASX 90 Day Bank Accepted Bill	2,471	6/2018	AUD	1,919,289,888	62,172
3 Month Euro Euribor	3,521	9/2018	EUR	1,059,125,224	116,486
3 Month Sterling	1,702	9/2018	GBP	285,176,243	110,486
ASX 90 Day Bank Accepted Bill	2,472	9/2018	AUD	1,919,642,553	339,327
3 Month Euro Euribor	3,520	12/2018	EUR	1,058,402,074	(290,780)
3 Month Sterling	1,701	12/2018	GBP	284,836,444	173,041
ASX 90 Day Bank Accepted Bill	1,087	12/2018	AUD	843,907,561	(77,209)

					57,570,665

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
Amsterdam Exchange Index	(1,283)	1/2018	EUR	$ (167,641,481)	$ 1,784,021
CAC 40 10 Euro Index	(234)	1/2018	EUR	(14,910,020)	255,866
H-Shares Index	(715)	1/2018	HKD	(53,674,075)	(351,928)
LME Copper Base Metal	(25)	1/2018	USD	(4,505,706)	(406,080)
LME Copper Base Metal	(34)	1/2018	USD	(6,137,748)	(325,668)
LME Copper Base Metal	(64)	1/2018	USD	(11,547,200)	(414,504)
LME Copper Base Metal	(65)	1/2018	USD	(11,738,415)	(608,000)
LME Copper Base Metal	(65)	1/2018	USD	(11,730,875)	(249,284)
LME Copper Base Metal	(69)	1/2018	USD	(12,449,756)	(338,493)
LME Copper Base Metal	(95)	1/2018	USD	(17,154,839)	(892,750)
Natural Gas	(5,417)	1/2018	USD	(159,964,010)	(9,500,711)
OMXS30 Index	(14,271)	1/2018	SEK	(273,873,557)	7,871,180
100 oz Gold	(1,798)	2/2018	USD	(235,412,140)	(4,677,729)
LME Copper Base Metal	(56)	2/2018	USD	(10,132,052)	(639,683)
LME Copper Base Metal	(76)	2/2018	USD	(13,730,920)	(508,707)
LME Copper Base Metal	(95)	2/2018	USD	(17,186,260)	(714,958)
LME Copper Base Metal	(98)	2/2018	USD	(17,718,400)	(729,418)
LME Copper Base Metal	(103)	2/2018	USD	(18,602,315)	(729,994)
3 Month Canadian Bank Acceptance	(67)	3/2018	CAD	(13,097,514)	19,095
Canada 10 Year Bond	(6,604)	3/2018	CAD	(708,104,312)	7,900,993
Corn	(652)	3/2018	USD	(11,434,450)	171,903
EURO STOXX 50 Index	(4,339)	3/2018	EUR	(181,850,788)	4,257,743
Euro-Bobl	(17,305)	3/2018	EUR	(2,324,982,171)	2,247,029
FTSE 100 Index	(6,584)	3/2018	GBP	(678,971,402)	(19,624,380)
FTSE/JSE Top 40 Index	(1,591)	3/2018	ZAR	(68,377,316)	(1,210,474)
FTSE/MIB Index	(1,206)	3/2018	EUR	(157,413,971)	6,557,257
Japan 10 Year Bond	(311)	3/2018	JPY	(416,175,549)	458,308
LME Copper Base Metal	(24)	3/2018	USD	(4,347,984)	20,886
LME Copper Base Metal	(61)	3/2018	USD	(11,051,995)	(635,832)
LME Copper Base Metal	(82)	3/2018	USD	(14,847,412)	(1,374,015)
LME Copper Base Metal	(397)	3/2018	USD	(71,911,588)	(6,414,482)
LME Copper Base Metal	(673)	3/2018	USD	(121,939,187)	(9,418,815)
S&P 500 E-Mini Index	(2,786)	3/2018	USD	(372,766,800)	(1,306,055)
S&P/TSX 60 Index	(80)	3/2018	CAD	(12,186,476)	(56,585)
Soybean	(1,717)	3/2018	USD	(82,566,238)	3,289,982
Soybean Oil	(1,297)	3/2018	EUR	(254,999,823)	3,366,344
SPI 200 Index	(2,261)	3/2018	AUD	(265,503,852)	389,614
U.S. Treasury 10 Year Note	(1,726)	3/2018	USD	(214,104,906)	516,575
U.S. Treasury Long Bond	(2,320)	3/2018	USD	(354,960,000)	(383,882)
3 Month Canadian Bank Acceptance	(1,006)	6/2018	CAD	(196,208,015)	265,496
3 Month Eurodollar	(4,622)	6/2018	USD	(1,133,256,625)	3,576,578
3 Month Canadian Bank Acceptance	(1,006)	9/2018	CAD	(195,907,896)	238,144
3 Month Eurodollar	(4,622)	9/2018	USD	(1,131,927,800)	5,136,539
3 Month Canadian Bank Acceptance	(938)	12/2018	CAD	(182,460,402)	253,622
3 Month Eurodollar	(4,622)	12/2018	USD	(1,130,714,525)	586,127

					(12,349,125)

					$45,221,540

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	147,485,596	USD	111,625,316	CITI	3/21/2018	$3,433,083
AUD	221,228,393	USD	167,438,183	JPMC	3/21/2018	5,149,415
CAD	509,948,945	USD	399,514,553	CITI	3/21/2018	6,584,681
CAD	764,923,405	USD	599,272,569	JPMC	3/21/2018	9,876,272
CHF	27,798,800	USD	28,368,738	CITI	3/21/2018	318,788
CHF	41,698,200	USD	42,553,161	JPMC	3/21/2018	478,129
CNY	207,108,400	USD	31,117,788	CITI**	3/21/2018	542,488
CNY	310,662,600	USD	46,676,741	JPMC**	3/21/2018	813,674
DKK	40,157,200	USD	6,442,416	CITI	3/21/2018	61,603
DKK	60,235,800	USD	9,663,636	JPMC	3/21/2018	92,392
EUR	131,247,852	USD	156,001,359	CITI	3/21/2018	2,211,426
EUR	196,871,776	USD	234,002,328	JPMC	3/21/2018	3,316,846
GBP	92,084,672	USD	123,480,988	CITI	3/21/2018	1,166,783
GBP	138,127,010	USD	185,221,717	JPMC	3/21/2018	1,749,941
HKD	21,925,600	USD	2,809,810	CITI	3/21/2018	841
HKD	32,888,400	USD	4,214,721	JPMC	3/21/2018	1,256
HUF	2,224,400,000	USD	8,488,478	CITI	3/21/2018	133,877
HUF	3,336,600,000	USD	12,732,734	JPMC	3/21/2018	200,799
INR	1,624,099,476	USD	24,710,242	CITI**	3/21/2018	548,630
INR	2,436,149,214	USD	37,065,409	JPMC**	3/21/2018	822,899
KRW	52,164,144,000	USD	47,783,557	CITI**	3/21/2018	1,136,760
KRW	78,246,216,000	USD	71,675,425	JPMC**	3/21/2018	1,705,050
MXN	12,000,000	USD	598,999	CITI	3/21/2018	2,885
MXN	18,000,000	USD	898,499	JPMC	3/21/2018	4,327
PLN	151,600,000	USD	42,649,999	CITI	3/21/2018	913,326
PLN	227,400,000	USD	63,975,078	JPMC	3/21/2018	1,369,908
SEK	10,400	USD	1,244	CITI	3/21/2018	30
SEK	15,600	USD	1,866	JPMC	3/21/2018	45
TRY	179,605,178	USD	44,371,169	CITI	3/21/2018	1,946,403
TRY	269,407,772	USD	66,556,837	JPMC	3/21/2018	2,919,521
USD	65,757,171	BRL	218,400,000	CITI**	3/21/2018	472,067
USD	98,635,633	BRL	327,600,000	JPMC**	3/21/2018	707,977
USD	24,059,132	HKD	187,549,350	CITI	3/21/2018	17,106
USD	36,088,653	HKD	281,324,025	JPMC	3/21/2018	25,615
USD	15,032,169	NOK	122,863,640	CITI	3/21/2018	35,833
USD	22,548,226	NOK	184,295,460	JPMC	3/21/2018	53,721
USD	1,882,550	JPY	209,252,800	CITI	3/22/2018	17,940
USD	2,823,822	JPY	313,879,200	JPMC	3/22/2018	26,907
ZAR	452,000,000	USD	33,980,987	CITI	3/22/2018	2,129,622
ZAR	678,000,000	USD	50,970,642	JPMC	3/22/2018	3,195,271

Total unrealized appreciation						54,184,137

BRL	6,500,227	USD	1,964,756	CITI**	3/21/2018	(21,679)
BRL	9,750,343	USD	2,947,139	JPMC**	3/21/2018	(32,523)
GBP	11,666,627	USD	15,804,069	CITI	3/21/2018	(11,875)
GBP	17,499,940	USD	23,706,132	JPMC	3/21/2018	(17,841)
HKD	152,226,800	USD	19,524,919	CITI	3/21/2018	(10,906)
HKD	228,340,200	USD	29,287,403	JPMC	3/21/2018	(16,382)
MXN	2,480,453,735	USD	130,061,343	CITI	3/21/2018	(5,649,183)
MXN	3,720,680,606	USD	195,092,259	JPMC	3/21/2018	(8,474,019)
NOK	16,400	USD	2,006	CITI	3/21/2018	(4)
NOK	24,600	USD	3,009	JPMC	3/21/2018	(6)
USD	32,873,060	AUD	43,156,000	CITI	3/21/2018	(794,366)
USD	49,309,528	AUD	64,734,000	JPMC	3/21/2018	(1,191,610)
USD	20,160,489	BRL	67,600,000	CITI**	3/21/2018	(46,805)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	30,240,696	BRL	101,400,000	JPMC**	3/21/2018	$ (70,246)
USD	34,886,980	CAD	44,574,400	CITI	3/21/2018	(609,965)
USD	52,330,405	CAD	66,861,600	JPMC	3/21/2018	(915,013)
USD	546,589,105	CHF	535,128,495	CITI	3/21/2018	(5,647,428)
USD	819,882,616	CHF	802,692,727	JPMC	3/21/2018	(8,472,167)
USD	10,124,360	CNY	67,506,800	CITI**	3/21/2018	(195,279)
USD	15,187,116	CNY	101,260,200	JPMC**	3/21/2018	(292,342)
USD	11,591,007	DKK	71,882,170	CITI	3/21/2018	(51,313)
USD	17,386,489	DKK	107,823,253	JPMC	3/21/2018	(76,991)
USD	4,147,893	EUR	3,488,800	CITI	3/21/2018	(57,683)
USD	6,221,832	EUR	5,233,200	JPMC	3/21/2018	(86,532)
USD	15,269,324	HKD	119,175,050	CITI	3/21/2018	(7,772)
USD	22,903,958	HKD	178,762,575	JPMC	3/21/2018	(11,687)
USD	52,335,042	ILS	182,703,638	CITI	3/21/2018	(338,226)
USD	78,502,463	ILS	274,055,453	JPMC	3/21/2018	(507,437)
USD	118,211,886	KRW	128,641,295,584	CITI**	3/21/2018	(2,429,851)
USD	177,317,607	KRW	192,961,943,376	JPMC**	3/21/2018	(3,644,998)
USD	98,227,797	NOK	815,332,118	CITI	3/21/2018	(1,288,990)
USD	147,341,829	NOK	1,222,998,180	JPMC	3/21/2018	(1,933,352)
USD	145,921,485	NZD	211,696,850	CITI	3/21/2018	(3,962,833)
USD	218,881,966	NZD	317,545,293	JPMC	3/21/2018	(5,944,523)
USD	64,522,653	SEK	536,595,704	CITI	3/21/2018	(1,200,235)
USD	96,783,860	SEK	804,893,564	JPMC	3/21/2018	(1,800,474)
USD	99,818,833	SGD	134,617,800	CITI	3/21/2018	(953,736)
USD	149,728,062	SGD	201,926,699	JPMC	3/21/2018	(1,430,792)
USD	6,596,367	TRY	26,000,000	CITI	3/21/2018	(108,656)
USD	9,894,539	TRY	39,000,000	JPMC	3/21/2018	(162,996)
USD	26,477,729	TWD	787,705,474	CITI**	3/21/2018	(309,425)
USD	39,716,543	TWD	1,181,558,210	JPMC**	3/21/2018	(464,187)
JPY	11,701,344,538	USD	104,697,988	CITI	3/22/2018	(429,635)
JPY	17,552,016,818	USD	157,047,178	JPMC	3/22/2018	(644,649)
ZAR	28,000,000	USD	2,243,816	CITI	3/22/2018	(6,876)
ZAR	42,000,000	USD	3,363,766	JPMC	3/22/2018	(8,355)

Total unrealized depreciation						(60,331,843)

Net unrealized depreciation						$(6,147,706)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thailand Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps Outstanding at December 31, 2017

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-0.03% to 0.00%), which is denominated in EUR based on the local currencies of the positions within the swap.	57 months maturity 11/19/2021	$7,598,529	$(756,420)	$(46,480)	$(802,900)

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread (-0.03% to 0.00%), which is denominated in GBP based on the local currencies of the positions within the swap.	50-53 months maturity 11/19/2021	$50,731	$(49,385)	$(2,698)	$(52,083	)(3)

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or AOISR plus or minus a specified spread (-0.04% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	48 months maturity 11/19/2021	$15,725,533	$387,447	$(15,403)	$372,044

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HIBOR or HONIX plus or minus a specified spread (-0.04% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	48 months maturity 11/19/2021	$9,463,487	$(67,939)	$(2,056)	$(69,995)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or Federal Funds Floating Rate plus or minus a specified spread (-1.83% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	48-57 months maturity ranging from 11/19/2021 – 11/22/2021	$8,266,231,401	$182,525,651	$2,270,430	$184,796,081

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
United States
AbbVie, Inc.	407,985	$39,456,229	$8,587,754	0.2%
Aflac, Inc.	571,286	50,147,485	6,648,454	0.1
Amgen, Inc.	321,965	55,989,713	(1,383,990)	(0.0)
Anthem, Inc.	347,222	78,128,422	18,654,251	0.4
Best Buy Co., Inc.	868,326	59,454,281	15,472,591	0.3
Biogen, Inc.	221,541	70,576,316	5,417,353	0.1
eBay, Inc.	2,431,604	91,768,735	5,965,949	0.1
Facebook, Inc.	385,776	68,074,033	(70,516)	(0.0)
General Motors Co.	1,258,871	51,601,122	3,402,517	0.1
Gilead Sciences, Inc.	1,126,986	80,737,277	(1,955,600)	(0.0)
Huntington Ingalls Industries, Inc.	180,872	42,631,530	3,973,781	0.1
Intel Corp.	1,363,525	62,940,314	15,033,849	0.3
International Business Machines Corp.	273,765	42,001,026	(1,074,687)	(0.0)
IQVIA Holdings, Inc.	426,009	41,706,281	(662,901)	(0.0)
Kohl’s Corp.	791,813	42,940,019	8,956,044	0.2
LyondellBasell Industries NV	706,828	77,977,265	14,466,042	0.3
McKesson Corp.	388,913	60,650,982	2,874,102	0.1
Micron Technology, Inc.	1,772,082	72,868,012	9,914,370	0.2
Mylan NV	1,296,441	54,852,419	10,257,159	0.2
Netflix, Inc.	242,921	46,631,115	1,362,187	0.0
Northrop Grumman Corp.	144,451	44,333,456	8,704,378	0.2
Oracle Corp.	887,261	41,949,700	(1,372,204)	(0.0)
Raytheon Co.	247,356	46,465,825	6,278,752	0.1
Spirit AeroSystems Holdings, Inc.	447,768	39,067,758	12,102,566	0.3
Tyson Foods, Inc.	494,021	40,050,282	8,299,650	0.2
United Rentals, Inc.	333,566	57,343,331	17,855,651	0.4
Walt Disney Co. (The)	383,497	41,229,762	719,747	0.0
Western Digital Corp.	800,563	63,668,775	(3,748,010)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
United States
American Airlines Group, Inc.	(800,496)	$(41,649,807)	$(2,977,259)	(0.1	) %
Ball Corp.	(1,020,659)	(38,631,943)	1,216,659	0.0
CenturyLink, Inc.	(2,707,304)	(45,157,831)	(3,325,489)	(0.1)
Charles Schwab Corp. (The)	(1,149,706)	(59,060,397)	(10,276,376)	(0.2)
Charter Communications, Inc.	(201,817)	(67,802,439)	3,806,689	0.1
Cheniere Energy, Inc.	(866,560)	(46,655,590)	(7,684,646)	(0.2)
Chevron Corp.	(489,813)	(61,319,689)	(4,822,243)	(0.1)
Coty, Inc.	(2,034,845)	(40,473,067)	(3,005,801)	(0.1)
Envision Healthcare Corp.	(1,165,698)	(40,286,523)	11,806,947	0.2
Exxon Mobil Corp.	(456,311)	(38,165,852)	(735,208)	(0.0)
Fastenal Co.	(777,058)	(42,497,302)	(6,610,884)	(0.1)
First Data Corp.	(2,681,002)	(44,799,543)	(785,412)	(0.0)
FirstEnergy Corp.	(1,862,737)	(57,037,007)	1,429,351	0.0
Hess Corp.	(1,302,754)	(61,841,732)	(4,273,968)	(0.1)
L Brands, Inc.	(837,501)	(50,434,310)	(15,704,047)	(0.3)
ONEOK, Inc.	(715,883)	(38,263,946)	(225,983)	(0.0)
Palo Alto Networks, Inc.	(402,976)	(58,407,341)	(6,048,075)	(0.1)
Schlumberger Ltd.	(865,350)	(58,315,936)	(1,672,539)	(0.0)
Sealed Air Corp.	(1,237,391)	(61,003,376)	(5,094,576)	(0.1)
Tesla, Inc.	(318,307)	(99,104,884)	4,882,263	0.1
Wynn Resorts Ltd.	(265,025)	(44,680,565)	(13,626,088)	(0.3)
XPO Logistics, Inc.	(488,969)	(44,784,671)	(14,569,363)	(0.3)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR plus or minus a specified spread (-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap.	37-39 months maturity 01/14/2021	$645,796,884	$8,206,554	$59,111	$8,265,665

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Australia
BHP Billiton plc	926,700	$18,738,194	$277,530	0.0%

Germany
TUI AG	229,332	4,751,136	638,536	0.0

South Africa
Investec plc	588,038	4,234,020	81,852	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
United Kingdom
Anglo American plc	482,429	$10,034,029	$250,184	0.0%
Ashtead Group plc	503,635	13,508,232	136,288	0.0
Barclays plc	2,061,271	5,642,463	639,084	0.0
Barratt Developments plc	2,236,101	19,506,554	340,377	0.0
Bellway plc	291,047	13,952,709	(247,219)	(0.0)
Berkeley Group Holdings plc	420,715	23,798,098	2,945,134	0.1
BT Group plc	3,871,551	14,190,336	1,062,028	0.0
Close Brothers Group plc	211,197	4,126,385	256,440	0.0
Compass Group plc	179,005	3,859,744	(104,891)	(0.0)
DCC plc	79,675	8,018,265	79,757	0.0
GKN plc	1,190,882	5,121,168	(123,210)	(0.0)
Greene King plc	568,251	4,246,162	131,099	0.0
Howden Joinery Group plc	874,277	5,503,450	10,163	0.0
Indivior plc	1,148,023	6,304,402	338,120	0.0
Intermediate Capital Group plc	405,882	6,267,168	1,068,021	0.0
J Sainsbury plc	1,465,203	4,771,182	154,445	0.0
Kingfisher plc	1,906,811	8,706,559	696,340	0.0
Marks & Spencer Group plc	1,060,708	4,500,182	(259,488)	(0.0)
Micro Focus International plc	314,153	10,677,051	(590,069)	(0.0)
Next plc	120,161	7,323,723	187,446	0.0
Persimmon plc	621,685	22,967,716	(262,973)	(0.0)
Playtech plc	511,732	5,939,007	329,181	0.0
Royal Mail plc	1,342,557	8,202,488	1,334,035	0.0
Taylor Wimpey plc	6,025,298	16,763,641	703,445	0.0
Travis Perkins plc	227,489	4,809,858	64,203	0.0
Whitbread plc	140,191	7,562,514	718,401	0.0
William Hill plc	1,543,159	6,693,737	932,560	0.0
Wm Morrison Supermarkets plc	2,271,918	6,748,659	87,484	0.0

Short Positions

Common Stock
Chile
Antofagasta plc	(289,350)	(3,905,093)	(4,120)	(0.0)

Netherlands
Royal Dutch Shell plc	(1,239,156)	(41,366,984)	(847,123)	(0.0)

United Kingdom
AstraZeneca plc	(435,755)	(30,069,535)	(672,753)	(0.0)
BP plc	(7,323,967)	(51,379,723)	406,796	0.0
British American Tobacco plc	(656,662)	(44,389,553)	(420,506)	(0.0)
Capita plc	(1,391,847)	(7,520,302)	2,031,541	0.0
Cobham plc	(2,085,839)	(3,548,984)	188,700	0.0
ConvaTec Group plc	(1,154,132)	(3,182,317)	(60,932)	(0.0)
Diageo plc	(332,869)	(12,201,101)	(640,292)	(0.0)
Experian plc	(436,526)	(9,622,208)	(88,775)	(0.0)
Intertek Group plc	(59,986)	(4,195,038)	135,393	0.0
John Wood Group plc	(472,033)	(4,130,112)	512,327	0.0
Petrofac Ltd.	(689,455)	(4,733,331)	(618,533)	(0.0)
Prudential plc	(692,386)	(17,732,225)	(544,006)	(0.0)
Rolls-Royce Holdings plc	(744,226)	(8,493,687)	1,127,919	0.0
Royal Bank of Scotland Group plc	(1,513,279)	(5,674,477)	(39,715)	(0.0)
RSA Insurance Group plc	(598,797)	(5,104,117)	(190,850)	(0.0)
Standard Chartered plc	(974,895)	(10,237,943)	(603,089)	(0.0)
Tesco plc	(9,863,544)	(27,905,234)	(4,007,983)	(0.1)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread (-2.75% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swap.	23-24 months maturity 11/12/2019	$588,421,340	$(3,963,754)	$(141,695)	$(4,105,449)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
France
Air France-KLM	1,249,961	$20,304,432	$2,967,686	0.1%
Atos SE	122,301	17,781,375	(1,274,409)	(0.0)
Capgemini SE	80,432	9,526,519	(452,371)	(0.0)
Cie Generale des Etablissements Michelin	169,120	24,193,510	(914,838)	(0.0)
CNP Assurances	140,435	3,239,465	(103,137)	(0.0)
Dassault Systemes SE	27,830	2,954,970	(76,707)	(0.0)
Engie SA	589,970	10,142,479	(218,741)	(0.0)
Eutelsat Communications SA	160,193	3,708,878	(432,073)	(0.0)
Lagardere SCA	116,111	3,718,358	(207,822)	(0.0)
Orange SA	379,701	6,580,534	47,946	0.0
Peugeot SA	648,975	13,181,493	(2,430,426)	(0.1)
Renault SA	173,082	17,373,639	(713,860)	(0.0)
Sanofi	49,839	4,290,738	(419,123)	(0.0)
Sodexo SA	49,906	6,690,330	122,378	0.0
Teleperformance	45,579	6,524,630	(132,884)	(0.0)
Thales SA	123,014	13,238,745	(38,746)	(0.0)

Germany
Bayerische Motoren Werke AG	32,336	3,352,667	(15,068)	(0.0)
Covestro AG	198,878	20,477,776	433,324	0.0
Evonik Industries AG	139,582	5,242,584	(72,714)	(0.0)
Freenet AG	159,879	5,898,998	(136,618)	(0.0)
Hannover Rueck SE	69,877	8,767,043	(262,776)	(0.0)
Henkel AG & Co. KGaA (Preference)	21,105	2,787,031	(96,511)	(0.0)
HOCHTIEF AG	37,379	6,601,412	89,600	0.0
Infineon Technologies AG	222,390	6,056,617	(70,902)	(0.0)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	32,108	6,933,722	(181,057)	(0.0)
Rheinmetall AG	48,486	6,131,711	36,444	0.0
SAP SE	105,597	11,813,703	(368,418)	(0.0)
Software AG	158,858	8,910,464	118,294	0.0
Suedzucker AG	330,951	7,164,005	368,477	0.0
Talanx AG	87,021	3,546,255	(35,620)	(0.0)
Volkswagen AG (Preference)	120,794	23,993,686	(671,478)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Short Positions

Common Stock
France
Accor SA	(319,818)	$(16,464,225)	$(338,833)	(0.0	) %
Airbus SE	(314,410)	(31,248,223)	977,591	0.0
Bollore SA	(869,722)	(4,718,052)	(474,859)	(0.0)
Carrefour SA	(768,710)	(16,573,716)	(282,211)	(0.0)
Edenred	(429,575)	(12,436,145)	268,634	0.0
Iliad SA	(32,652)	(7,823,955)	366,099	0.0
Ingenico Group SA	(81,387)	(8,688,519)	(746,360)	(0.0)
Natixis SA	(1,241,084)	(9,802,721)	264,177	0.0
Remy Cointreau SA	(47,698)	(6,608,805)	(175,338)	(0.0)
Vivendi SA	(1,132,722)	(30,401,728)	(1,561,803)	(0.0)

Germany
Bilfinger SE	(65,158)	(3,086,250)	(99,788)	(0.0)
Commerzbank AG	(2,307,915)	(34,427,823)	823,384	0.0
Deutsche Bank AG (Registered)	(2,372,277)	(44,869,218)	2,059,312	0.0
Deutsche Telekom AG (Registered)	(251,628)	(4,447,887)	156,619	0.0
GEA Group AG	(125,042)	(5,982,531)	16,571	0.0
LANXESS AG	(35,216)	(2,791,551)	(48,691)	(0.0)
ProSiebenSat.1 Media SE	(230,809)	(7,922,679)	2,130	0.0
Telefonica Deutschland Holding AG	(726,630)	(3,636,596)	42,873	0.0
Zalando SE	(163,856)	(8,639,772)	359,992	0.0

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$6,680,000	$—	$6,680,000

BARC
Cash	—	142,465,290	142,465,290

CITI
Investment Companies	23,425,442	—	23,425,442

GSCO
Cash	—	(7,149,757)	(7,149,757)
U.S. Treasury Bills	—	22,572,812	22,572,812

GSIN
Cash	(199,470,000)	—	(199,470,000)
Investment Companies	700,542,478	—	700,542,478

JPMC
Investment Companies	118,308,690	—	118,308,690

JPMS
Cash	—	23,436,423	23,436,423

MSCL
Cash	—	8,220,993	8,220,993

MSIP
Cash	92,520,000	—	92,520,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$6,100,159	$—	$6,100,159

GSCO
Cash	—	(2,494,278)	(2,494,278)

GSIN
Cash	8,620,000	—	8,620,000

JPPC
Cash	—	7,623,064	7,623,064

MACQ
Cash	1,429,556	—	1,429,556

MSCL
Cash	—	28,121,546	28,121,546

SOCG
Cash	1,720,000	—	1,720,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 107.2%
COMMON STOCKS - 15.7%

Belgium - 0.4%
Ageas (a)	831	$40,594
bpost SA (a)	11,908	362,412
KBC Group NV (a)	9,330	795,042
Proximus SADP (a)	4,541	148,997
Solvay SA (a)	1,451	201,742
UCB SA (a)	3,319	263,173
Umicore SA (a)	4,066	192,521

		2,004,481

Canada - 0.2%
Agnico Eagle Mines Ltd. (1)(a)	1,403	64,781
Air Canada (1)*(a)	15,444	317,972
Cenovus Energy, Inc. (1)(a)	13,567	123,905
Dollarama, Inc. (1)(a)	560	69,967
Encana Corp. (1)(a)	6,647	88,680
Franco-Nevada Corp. (1)(a)	1,205	96,304
Intact Financial Corp. (1)	330	27,563
Kinross Gold Corp. (1)*(a)	18,603	80,213
Linamar Corp. (1)(a)	877	51,078
Peyto Exploration & Development Corp. (1)	3,760	44,959
Seven Generations Energy Ltd., Class A (1)*(a)	4,142	58,588
Tourmaline Oil Corp. (1)*	2,251	40,794
West Fraser Timber Co. Ltd. (1)	535	33,015

		1,097,819

Denmark - 0.5%
Danske Bank A/S (a)	24,340	947,361
GN Store Nord A/S (a)	5,992	193,524
H Lundbeck A/S (a)	10,870	551,229
ISS A/S	728	28,185
Jyske Bank A/S (Registered) (a)	3,827	217,591
William Demant Holding A/S *(a)	15,140	422,896

		2,360,786

Finland - 0.5%
Cargotec OYJ, Class B (a)	3,511	198,793
Elisa OYJ	687	26,947
Kesko OYJ, Class B (a)	2,651	143,917
Neste OYJ (a)	17,087	1,093,757
Outokumpu OYJ (a)	15,603	144,800
UPM-Kymmene OYJ (a)	22,641	702,886

		2,311,100

Germany - 0.7%
Aurubis AG (a)	5,002	464,304
Deutsche Lufthansa AG (Registered) (a)	63,684	2,338,713
OSRAM Licht AG (a)	2,412	215,979

		3,018,996

Italy - 1.7%
A2A SpA	337,129	623,784
Autogrill SpA	11,067	152,756
Azimut Holding SpA	1,499	28,678
Banca Monte dei Paschi di Siena SpA (1)*	1,320	6,199

INVESTMENTS	SHARES	VALUE
Italy - 1.7% (continued)
Davide Campari-Milano SpA	4,814	$37,196
DiaSorin SpA	424	37,598
Enel SpA (a)	379,424	2,333,182
Hera SpA	35,739	124,725
Intesa Sanpaolo SpA (a)	595,897	1,977,104
Italgas SpA	16,783	102,406
Mediobanca SpA (a)	12,978	147,050
Moncler SpA	1,950	60,952
Poste Italiane SpA (b)	101,095	761,140
Prysmian SpA (a)	9,494	309,363
Recordati SpA	11,124	494,345
Terna Rete Elettrica Nazionale SpA (a)	78,266	454,965

		7,651,443

Japan - 7.4%
ABC-Mart, Inc.	700	40,122
Alfresa Holdings Corp. (a)	12,300	288,096
Amada Holdings Co. Ltd. (a)	25,900	351,645
ANA Holdings, Inc. (a)	16,200	675,808
Aozora Bank Ltd. (a)	15,900	616,957
Asahi Glass Co. Ltd. (a)	1,400	60,514
Astellas Pharma, Inc. (a)	22,800	289,635
Bandai Namco Holdings, Inc. (a)	6,000	195,838
Brother Industries Ltd. (a)	2,500	61,449
Central Japan Railway Co.	200	35,792
Chugoku Bank Ltd. (The)	2,000	26,655
Citizen Watch Co. Ltd.	5,400	39,552
Daiichi Sankyo Co. Ltd. (a)	12,700	330,226
Daiwa Securities Group, Inc.	7,000	43,796
Ezaki Glico Co. Ltd. (a)	2,500	124,698
Fujitsu Ltd. (a)	106,000	751,490
GungHo Online Entertainment, Inc. *(a)	43,600	119,652
Gunma Bank Ltd. (The)	5,400	32,536
Hakuhodo DY Holdings, Inc. (a)	7,000	90,740
Hankyu Hanshin Holdings, Inc.	700	28,118
Haseko Corp. (a)	44,700	692,771
Hikari Tsushin, Inc. (a)	600	86,145
Hiroshima Bank Ltd. (The)	4,000	34,705
Hisamitsu Pharmaceutical Co., Inc. (a)	3,100	187,286
Hitachi High-Technologies Corp. (a)	7,900	332,032
Hitachi Ltd. (a)	48,000	372,394
Honda Motor Co. Ltd.	1,000	34,127
Idemitsu Kosan Co. Ltd. (a)	22,500	901,254
Inpex Corp. (a)	81,100	1,009,372
Isuzu Motors Ltd. (a)	6,300	105,193
Ito En Ltd. (a)	1,900	74,767
ITOCHU Corp. (a)	43,900	818,363
Itochu Techno-Solutions Corp. (a)	10,400	451,082
Izumi Co. Ltd. (a)	1,200	74,478
Japan Airlines Co. Ltd. (a)	22,800	890,793
Japan Tobacco, Inc. (a)	6,800	218,981
JFE Holdings, Inc. (a)	13,000	310,666
JSR Corp. (a)	2,100	41,253
JXTG Holdings, Inc. (a)	248,300	1,595,652
Kajima Corp. (a)	74,000	710,985
Kaken Pharmaceutical Co. Ltd. (a)	1,500	77,286
Kamigumi Co. Ltd. (a)	4,500	99,447
Kao Corp. (a)	8,100	547,314
Keihan Holdings Co. Ltd.	1,000	29,420

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - 7.4% (continued)
Kewpie Corp. (a)	2,300	$61,280
Kirin Holdings Co. Ltd. (a)	18,900	476,307
Kobayashi Pharmaceutical Co. Ltd.	600	38,882
Konami Holdings Corp. (a)	8,100	445,437
Kuraray Co. Ltd. (a)	13,900	261,708
Kurita Water Industries Ltd. (a)	1,700	55,116
Kyushu Railway Co. (a)	5,700	176,428
Lion Corp. (a)	13,200	249,506
Marubeni Corp. (a)	126,800	916,725
Maruichi Steel Tube Ltd.	1,200	35,065
Matsumotokiyoshi Holdings Co. Ltd. (a)	3,200	131,459
McDonald’s Holdings Co. Japan Ltd.	4,800	210,932
Medipal Holdings Corp. (a)	12,800	249,902
Mitsubishi Corp. (a)	20,200	556,990
Mitsubishi Gas Chemical Co., Inc. (a)	17,800	509,703
Mitsubishi Materials Corp. (a)	2,500	88,714
Mitsubishi Tanabe Pharma Corp. (a)	22,300	459,605
Mitsubishi UFJ Lease & Finance Co. Ltd. (a)	37,900	224,947
Mitsui & Co. Ltd. (a)	22,800	369,894
Mitsui Chemicals, Inc. (a)	12,200	391,223
Mixi, Inc.	6,000	268,728
Nankai Electric Railway Co. Ltd.	1,100	27,222
Nexon Co. Ltd. *(a)	12,100	350,903
NH Foods Ltd. (a)	10,000	243,593
NHK Spring Co. Ltd. (a)	32,800	359,982
Nippon Electric Glass Co. Ltd. (a)	4,300	163,664
Nippon Express Co. Ltd. (a)	6,400	425,006
Nippon Shokubai Co. Ltd. (a)	1,600	107,856
Nippon Telegraph & Telephone Corp. (a)	7,900	371,411
Nissan Motor Co. Ltd. (a)	22,800	226,999
Nisshin Seifun Group, Inc. (a)	12,800	258,350
Nitori Holdings Co. Ltd. (a)	1,700	241,952
Nomura Holdings, Inc. (a)	12,000	70,341
Nomura Research Institute Ltd. (a)	1,800	83,550
Obayashi Corp. (a)	66,900	808,161
Oracle Corp. Japan (a)	3,800	314,492
Oriental Land Co. Ltd.	300	27,294
Osaka Gas Co. Ltd. (a)	13,900	267,288
Otsuka Corp. (a)	4,900	375,269
Otsuka Holdings Co. Ltd. (a)	8,200	359,629
Park24 Co. Ltd. (a)	2,200	52,667
Pola Orbis Holdings, Inc. (a)	22,200	777,905
Resona Holdings, Inc. (a)	89,100	530,926
Ryohin Keikaku Co. Ltd. (a)	1,000	311,289
Sawai Pharmaceutical Co. Ltd.	800	35,704
Seiko Epson Corp. (a)	3,400	80,041
Sekisui Chemical Co. Ltd. (a)	3,600	72,073
Shimamura Co. Ltd. (a)	4,100	450,424
Shimizu Corp. (a)	6,000	61,884
Shionogi & Co. Ltd. (a)	4,700	253,964
Sojitz Corp. (a)	167,900	514,393
Square Enix Holdings Co. Ltd. (a)	8,400	398,562
Start Today Co. Ltd. (a)	5,400	163,907
Sugi Holdings Co. Ltd. (a)	1,600	81,509
Sumitomo Corp. (a)	32,700	554,649
Sumitomo Dainippon Pharma Co. Ltd. (a)	20,700	306,426
Sundrug Co. Ltd.	700	32,470

INVESTMENTS	SHARES	VALUE
Japan - 7.4% (continued)
Suzuken Co. Ltd. (a)	4,370	$179,416
Suzuki Motor Corp. (a)	4,300	248,900
Taiheiyo Cement Corp.	700	30,138
Taisei Corp. (a)	14,600	726,071
Taisho Pharmaceutical Holdings Co. Ltd.	400	31,861
Teijin Ltd.	1,800	39,996
Toho Gas Co. Ltd. (a)	5,800	158,792
Tokyo Broadcasting System Holdings, Inc. (a)	7,500	186,922
Tokyo Century Corp. (a)	2,200	106,490
Tokyo Electric Power Co. Holdings, Inc. * (a)	26,600	104,982
Tokyo Electron Ltd. (a)	800	144,312
Toppan Printing Co. Ltd.	3,000	27,099
Tosoh Corp. (a)	32,700	737,719
Toyo Suisan Kaisha Ltd. (a)	5,800	247,607
Toyoda Gosei Co. Ltd. (a)	3,800	96,413
Toyota Tsusho Corp.	900	36,156
Welcia Holdings Co. Ltd.	900	38,847
West Japan Railway Co. (a)	3,900	284,521
Yamada Denki Co. Ltd. (a)	61,300	337,595
Yamaguchi Financial Group, Inc. (a)	29,000	343,690
Yamazaki Baking Co. Ltd. (a)	10,100	196,662
Yokogawa Electric Corp. (a)	5,000	95,463

		34,239,043

Luxembourg - 0.0% (c)
Aperam SA	670	34,420

Malta - 0.0% (c)
Kindred Group plc, SDR	2,124	30,328

Netherlands - 0.7%
ABN AMRO Group NV, CVA (a)(b)	11,344	365,741
Aegon NV	13,959	88,695
ASM International NV (a)	6,009	405,802
ASR Nederland NV (a)	6,898	283,969
Koninklijke DSM NV (a)	1,149	109,757
Koninklijke Philips NV (a)	6,939	262,007
NN Group NV (a)	15,667	677,654
Philips Lighting NV (a) (b)	7,840	287,546
Randstad Holding NV (a)	3,219	197,515
Wolters Kluwer NV (a)	14,757	769,277

		3,447,963

Norway - 0.2%
DNB ASA (a)	22,434	415,285
Gjensidige Forsikring ASA	1,510	28,482
Leroy Seafood Group ASA (a)	23,763	127,108
Marine Harvest ASA *(a)	31,739	536,728

		1,107,603

Portugal - 0.1%
EDP - Energias de Portugal SA (a)	71,461	247,195
Galp Energia SGPS SA	1,497	27,504

		274,699

Spain - 0.8%
Aena SME SA (b)	179	36,226
Almirall SA	3,676	36,811

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Spain - 0.8% (continued)
Amadeus IT Group SA (a)	3,623	$260,720
Bankinter SA (a)	14,894	140,893
Ebro Foods SA (a)	17,836	417,453
Endesa SA (a)	28,098	600,955
Iberdrola SA (a)	22,255	172,283
Repsol SA (a)	122,295	2,159,296

		3,824,637

Sweden - 0.6%
Boliden AB	40,791	1,394,959
Electrolux AB, Series B	3,909	125,852
Husqvarna AB, Class B	8,044	76,535
Modern Times Group MTG AB, Class B	848	35,635
NCC AB, Class B	1,829	35,077
Nordea Bank AB (a)	37,196	450,368
Saab AB, Class B	1,118	54,373
Securitas AB, Class B	8,364	145,886
Skandinaviska Enskilda Banken AB, Class A	14,183	166,542
SSAB AB, Class A *	8,252	45,094
Swedbank AB, Class A	5,972	144,073

		2,674,394

Switzerland - 1.5%
ABB Ltd. (Registered) (a)	9,118	244,220
Adecco Group AG (Registered) *(a)	4,881	373,007
Baloise Holding AG (Registered)	227	35,286
Barry Callebaut AG (Registered) *	61	127,148
DKSH Holding AG	694	60,713
Flughafen Zurich AG (Registered)	179	40,913
Geberit AG (Registered)	71	31,252
Georg Fischer AG (Registered)	367	484,501
Helvetia Holding AG (Registered)	108	60,746
Kuehne + Nagel International AG (Registered)	924	163,473
Lonza Group AG (Registered) *(a)	4,752	1,281,644
Novartis AG (Registered) (a)	7,216	607,245
Partners Group Holding AG	709	485,802
Roche Holding AG (a)	4,076	1,030,638
Sika AG (a)	60	476,040
Sonova Holding AG (Registered)	1,767	275,816
Straumann Holding AG (Registered)	190	134,035
Swiss Life Holding AG (Registered) *(a)	919	324,843
Swiss Re AG (a)	1,529	142,993
Swisscom AG (Registered) (a)	280	148,892
Temenos Group AG (Registered) *	5,019	642,285

		7,171,492

United Kingdom - 0.4%
Fiat Chrysler Automobiles NV *	79,282	1,415,446
Subsea 7 SA (a)	34,251	513,151

		1,928,597

TOTAL COMMON STOCKS (Cost $57,662,998)		73,177,801

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 91.5%
INVESTMENT COMPANIES - 61.7%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (d)	1,890,564	$1,890,564
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (d)	7,562,258	7,562,258
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (d)(e)	70,097,171	70,097,171
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (d)(e)	39,394,175	39,394,175
Limited Purpose Cash Investment Fund, 1.17% (d)	159,080,914	159,065,006
UBS Select Treasury Preferred Fund, Class I, 1.16% (d)	9,452,822	9,452,822

TOTAL INVESTMENT COMPANIES (Cost $287,461,996)		287,461,996

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 29.8%
U.S. Treasury Bills
1.10%, 1/18/2018 (f)	$28,699,000	28,683,199
1.14%, 2/1/2018 (f)	1,244,000	1,242,688
1.15%, 2/8/2018 (f)	1,494,000	1,492,079
1.12%, 2/15/2018 (f)	15,326,000	15,302,819
1.12%, 2/22/2018 (f)	1,885,000	1,881,622
1.12%, 3/1/2018 (f)	1,126,000	1,123,692
1.12%, 3/8/2018 (f)	1,555,000	1,551,368
1.19%, 3/22/2018 (f)	2,065,000	2,058,860
1.18%, 3/29/2018 (f)	5,323,000	5,305,595
1.20%, 4/5/2018 (f)	5,771,000	5,750,296
1.23%, 4/12/2018 (f)	2,043,000	2,035,112
1.25%, 4/19/2018 (f)	16,530,000	16,461,462
1.25%, 4/26/2018 (f)	3,076,000	3,062,680
1.27%, 5/3/2018 (f)	5,369,000	5,343,781
1.31%, 5/10/2018 (f)	20,787,000	20,681,679
1.37%, 5/17/2018 (f)	18,940,000	18,839,144
1.43%, 5/24/2018 (f)	1,947,000	1,935,893
1.46%, 6/7/2018 (f)	1,406,000	1,397,059
1.47%, 6/14/2018 (f)	3,905,000	3,879,186
1.54%, 6/28/2018 (f)	632,000	627,316

TOTAL U.S. TREASURY OBLIGATIONS (Cost $138,688,787)		138,655,530

TOTAL SHORT-TERM INVESTMENTS (Cost $426,150,783)		426,117,526

TOTAL LONG POSITIONS (Cost $483,813,781)		499,295,327

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
SHORT POSITIONS - (11.8)%
COMMON STOCKS - (11.8)%

Austria - 0.0% (c)
ams AG *	(2,780)	$(251,845)

Belgium - (0.3)%
Anheuser-Busch InBev SA	(9,803)	(1,094,421)
Galapagos NV *	(1,574)	(148,314)
Telenet Group Holding NV *	(4,500)	(313,500)

		(1,556,235)

Canada - (0.2)%
Enbridge, Inc. (1)	(5,634)	(220,340)
Shopify, Inc., Class A (1)*	(404)	(40,853)
Teck Resources Ltd., Class B (1)	(11,617)	(303,780)
TransCanada Corp. (1)	(2,010)	(97,830)
Wheaton Precious Metals Corp. (1)	(7,230)	(159,842)

		(822,645)

Colombia - (0.1)%
Millicom International Cellular SA, SDR	(3,895)	(262,932)

Denmark - (0.4)%
AP Moller - Maersk A/S, Class B	(130)	(226,588)
Chr Hansen Holding A/S	(1,063)	(99,659)
Coloplast A/S, Class B	(2,055)	(163,374)
Genmab A/S *	(2,384)	(394,814)
Novozymes A/S, Class B	(6,814)	(388,993)
Pandora A/S	(4,152)	(451,316)
Tryg A/S	(1,592)	(39,824)

		(1,764,568)

Finland - (0.3)%
Amer Sports OYJ *	(1,647)	(45,586)
Fortum OYJ	(18,465)	(365,447)
Metso OYJ	(1,053)	(35,923)
Nokia OYJ	(205,889)	(961,984)

		(1,408,940)

Italy - (1.0)%
Banco BPM SpA *	(231,898)	(726,300)
BPER Banca	(18,977)	(95,600)
Buzzi Unicem SpA	(1,294)	(34,908)
Ferrari NV	(7,261)	(760,810)
Saipem SpA *	(17,267)	(78,785)
UniCredit SpA *	(118,738)	(2,214,968)
Unione di Banche Italiane SpA	(68,153)	(297,109)
Unipol Gruppo SpA	(68,223)	(319,545)
Yoox Net-A-Porter Group SpA *	(6,094)	(212,571)

		(4,740,596)

Japan - (6.8)%
Acom Co. Ltd. *	(89,300)	(375,192)
Advantest Corp.	(46,200)	(852,359)
Aeon Co. Ltd.	(36,200)	(610,609)
AEON Financial Service Co. Ltd.	(13,100)	(304,457)
Alps Electric Co. Ltd.	(3,600)	(102,403)
Asics Corp.	(32,000)	(508,634)
Bank of Kyoto Ltd. (The)	(9,200)	(477,782)
Benesse Holdings, Inc.	(3,800)	(133,699)
Calbee, Inc.	(18,800)	(610,957)

INVESTMENTS	SHARES	VALUE
Japan - (6.8)% (continued)
Chiba Bank Ltd. (The)	(36,000)	$(298,539)
Chugai Pharmaceutical Co. Ltd.	(8,400)	(429,313)
Chugoku Electric Power Co., Inc. (The)	(36,300)	(389,689)
Dai-ichi Life Holdings, Inc.	(18,900)	(388,436)
DeNA Co. Ltd.	(2,700)	(55,585)
Dentsu, Inc.	(5,700)	(241,025)
Don Quijote Holdings Co. Ltd.	(600)	(31,278)
Eisai Co. Ltd.	(5,800)	(329,496)
Electric Power Development Co. Ltd.	(12,300)	(330,865)
FamilyMart UNY Holdings Co. Ltd.	(5,600)	(392,214)
Fast Retailing Co. Ltd.	(2,300)	(914,512)
Hachijuni Bank Ltd. (The)	(34,900)	(199,430)
Hamamatsu Photonics KK	(4,800)	(160,995)
Hirose Electric Co. Ltd.	(200)	(29,201)
Hokuriku Electric Power Co.	(30,900)	(248,599)
Ibiden Co. Ltd.	(22,000)	(328,385)
IHI Corp.	(9,400)	(311,764)
Isetan Mitsukoshi Holdings Ltd.	(38,800)	(480,144)
Iyo Bank Ltd. (The)	(48,600)	(388,344)
J Front Retailing Co. Ltd.	(1,500)	(28,188)
Japan Airport Terminal Co. Ltd.	(2,600)	(96,261)
JGC Corp.	(6,500)	(125,576)
Kakaku.com, Inc.	(32,500)	(548,622)
Kansai Paint Co. Ltd.	(19,900)	(516,390)
Keikyu Corp.	(18,999)	(364,555)
Keio Corp.	(1,500)	(65,887)
Keisei Electric Railway Co. Ltd.	(1,200)	(38,528)
Keyence Corp.	(300)	(167,589)
Kikkoman Corp.	(16,000)	(647,034)
Kintetsu Group Holdings Co. Ltd.	(1,500)	(57,405)
Koito Manufacturing Co. Ltd.	(400)	(28,005)
Kose Corp.	(300)	(46,748)
Kyushu Electric Power Co., Inc.	(13,000)	(136,169)
Kyushu Financial Group, Inc.	(7,700)	(46,410)
LIXIL Group Corp.	(4,000)	(108,069)
M3, Inc.	(6,500)	(227,852)
Mabuchi Motor Co. Ltd.	(1,400)	(75,676)
Marui Group Co. Ltd.	(12,600)	(230,329)
Mitsubishi Logistics Corp.	(7,000)	(181,476)
Mitsubishi Motors Corp.	(117,800)	(847,464)
MonotaRO Co. Ltd.	(2,600)	(82,862)
Murata Manufacturing Co. Ltd.	(200)	(26,778)
NGK Spark Plug Co. Ltd.	(33,500)	(811,951)
Nidec Corp.	(6,600)	(924,113)
Nintendo Co. Ltd.	(5,400)	(1,944,522)
Nippon Paint Holdings Co. Ltd.	(19,300)	(609,810)
Nippon Yusen KK *	(26,800)	(652,088)
Odakyu Electric Railway Co. Ltd.	(11,400)	(243,580)
Olympus Corp.	(2,900)	(110,940)
Ono Pharmaceutical Co. Ltd.	(23,500)	(546,650)
Orient Corp.	(25,600)	(40,777)
PeptiDream, Inc. *	(3,500)	(119,392)
Pigeon Corp.	(11,500)	(436,944)
Renesas Electronics Corp. *	(26,300)	(305,013)
Ricoh Co. Ltd.	(14,700)	(136,222)
Rohm Co. Ltd.	(300)	(33,049)
Santen Pharmaceutical Co. Ltd.	(7,300)	(114,321)
Seibu Holdings, Inc.	(1,800)	(34,006)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - (6.8)% (continued)
Seven Bank Ltd.	(79,200)	$(270,482)
Shikoku Electric Power Co., Inc.	(27,500)	(299,342)
Shimano, Inc.	(4,200)	(590,346)
Shizuoka Bank Ltd. (The)	(41,000)	(422,049)
SoftBank Group Corp.	(9,400)	(744,203)
Sompo Holdings, Inc.	(2,800)	(108,082)
Sony Corp.	(3,600)	(161,578)
Sony Financial Holdings, Inc.	(48,500)	(857,170)
Stanley Electric Co. Ltd.	(6,700)	(271,099)
SUMCO Corp.	(23,000)	(583,894)
Suruga Bank Ltd.	(6,600)	(141,124)
Sysmex Corp.	(2,000)	(157,042)
T&D Holdings, Inc.	(29,400)	(501,578)
Taiyo Nippon Sanso Corp.	(26,400)	(368,389)
Tobu Railway Co. Ltd.	(1,200)	(38,728)
Tokio Marine Holdings, Inc.	(19,600)	(891,468)
Toyota Industries Corp.	(2,400)	(153,838)
Unicharm Corp.	(2,000)	(51,934)
USS Co. Ltd.	(1,500)	(31,720)
Yakult Honsha Co. Ltd.	(5,800)	(437,641)
Yamaha Corp.	(700)	(25,821)
Yamaha Motor Co. Ltd.	(1,800)	(58,965)
Yamato Holdings Co. Ltd.	(16,400)	(329,236)
Yaskawa Electric Corp.	(52,100)	(2,282,768)
Yokohama Rubber Co. Ltd. (The)	(1,900)	(46,410)

		(31,506,064)

Luxembourg - (0.1)%
Tenaris SA	(32,728)	(519,458)

Netherlands - (0.6)%
Altice NV, Class A *	(145,030)	(1,520,849)
Gemalto NV	(3,088)	(182,872)
Koninklijke KPN NV	(143,413)	(500,695)
Koninklijke Vopak NV	(8,582)	(375,928)
OCI NV *	(8,733)	(220,247)

		(2,800,591)

Norway - (0.1)%
Schibsted ASA, Class A	(9,687)	(277,244)
Statoil ASA	(23)	(492)

		(277,736)

Portugal - (0.1)%
Banco Comercial Portugues SA, Class R *	(980,849)	(319,261)

Spain - (0.6)%
Acerinox SA	(2,114)	(30,169)
Atresmedia Corp. de Medios de Comunicacion SA	(2,890)	(30,161)
Banco Santander SA	(65,011)	(426,227)
Bankia SA	(124,011)	(591,899)
Cellnex Telecom SA (b)	(33,002)	(844,370)
Enagas SA	(6,507)	(186,097)
Ferrovial SA	(1,275)	(28,934)
Industria de Diseno Textil SA	(18,092)	(629,091)
Melia Hotels International SA	(2,293)	(31,551)

		(2,798,499)

INVESTMENTS	SHARES	VALUE
Sweden - (0.5)%
Arjo AB, Class B (1)*	(2,232)	$(6,370)
Atlas Copco AB, Class A	(6,664)	(287,592)
Elekta AB, Class B	(3,559)	(29,388)
Hennes & Mauritz AB, Class B	(10,080)	(208,493)
Swedish Orphan Biovitrum AB *	(2,360)	(32,256)
Telefonaktiebolaget LM Ericsson, Class B	(274,082)	(1,808,867)

		(2,372,966)

Switzerland - (0.7)%
Aryzta AG *	(946)	(37,540)
Chocoladefabriken Lindt & Spruengli AG	(21)	(128,192)
Credit Suisse Group AG (Registered) *	(148,106)	(2,641,578)
OC Oerlikon Corp. AG (Registered) *	(13,709)	(231,403)
Sunrise Communications Group AG *(b)	(452)	(41,249)
Vifor Pharma AG	(1,765)	(225,955)

		(3,305,917)

United Kingdom - 0.0% (c)
CNH Industrial NV	(11,190)	(149,706)

Zambia - 0.0% (c)
First Quantum Minerals Ltd. (1)	(17,706)	(248,053)

TOTAL COMMON STOCKS (Proceeds $ (51,122,519))		(55,106,012)

TOTAL SHORT POSITIONS (Proceeds $(51,122,519))		(55,106,012)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 95.4% (Cost $432,691,262)		444,189,315

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6% (g)		21,377,385

Net Assets - 100.0%		$465,566,700

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(3,803,532)	(0.8)%
Consumer Staples	695,452	0.2
Energy	6,177,982	1.3
Financials	(2,592,895)	(0.5)
Health Care	5,604,522	1.2
Industrials	11,299,306	2.4
Information Technology	(4,646,927)	(1.0)
Materials	3,614,639	0.8
Telecommunication Services	(1,697,203)	(0.4)
Utilities	3,420,445	0.7
Short-Term Investments	426,117,526	91.5

Total Investments In Securities At Value	444,189,315	95.4
Other Assets in Excess of Liabilities (g)	21,377,385	4.6

Net Assets	$465,566,700	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $60,424,860.
(b)	Securities exempt from registration under Rule 144A or section 4 (2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at December 31, 2017 amounted to $565,034, which represents approximately 0.12% of net assets of the fund.
(c)	Represents less than 0.05% of net assets.
(d)	Represents 7-day effective yield as of December 31, 2017.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Abbreviations

CVA - Dutch Certification

OYJ - Public Traded Company

SDR - Swedish Depositary Receipt

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
BIST 30 Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/28/2018	TRY	3,252,480	$23,554
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(3,717,950)	73,046
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(1,017,175)	18,807
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(2,227,262)	44,666
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	106,315,400	210,261
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	62,890,800	108,972
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	61,393,400	117,614
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/08/2018	KRW	570,762,500	6,441
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	03/08/2018	KRW	8,072,212,500	93,069
MSCI Singapore Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	SGD	77,620	382
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	707,400	11,111
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	USD	196,500	2,880

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(2,404,375)	$83,441
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(1,394,537)	48,783
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	44,658,600	21,072
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/17/2018	TWD	2,126,600	970
Tel Aviv Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/24/2018	ILS	1,814,976	9,609
WIG20 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/16/2018	PLN	3,533,760	15,048

								889,726

Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(508,587)	(2,080)
iBovespa Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MSCS	02/14/2018	BRL	(8,836,945)	(112,901)
iBovespa Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	BANA	02/14/2018	BRL	(16,137,030)	(203,201)
Swiss Market Index March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	Monthly	BANA	03/16/2018	CHF	(15,942,680)	(91,907)

								(410,089)

								$479,637

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Brent Crude Oil	336	1/2018	USD	$22,468,320	$1,347,117
FTSE Bursa Malaysia KLCI Index	15	1/2018	MYR	330,801	5,210
Hang Seng Index	4	1/2018	HKD	766,634	10,161
IBEX 35 Index	5	1/2018	EUR	601,173	(13,198)
LME Copper Base Metal	2	1/2018	USD	361,044	15,914
LME Copper Base Metal	3	1/2018	USD	541,294	14,861
LME Copper Base Metal	3	1/2018	USD	541,773	27,264
LME Copper Base Metal	4	1/2018	USD	721,700	28,665
LME Copper Base Metal	5	1/2018	USD	902,886	45,696
LME Copper Base Metal	5	1/2018	USD	902,375	17,511
MSCI Singapore Index	88	1/2018	SGD	2,553,576	10,445
MSCI Taiwan Index	4	1/2018	USD	157,200	2,631
WTI Crude Oil	187	1/2018	USD	11,298,540	612,815
BIST 30 Index	311	2/2018	TRY	1,191,326	33,236
LME Copper Base Metal	3	2/2018	USD	542,788	33,781
LME Copper Base Metal	4	2/2018	USD	722,680	27,018
LME Copper Base Metal	5	2/2018	USD	904,540	38,409
LME Copper Base Metal	5	2/2018	USD	903,025	32,138
LME Copper Base Metal	5	2/2018	USD	904,000	38,838
ASX 90 Day Bank Accepted Bill	74	3/2018	AUD	57,486,189	9,554
Australia 10 Year Bond	181	3/2018	AUD	18,240,360	(144,865)
Australia 3 Year Bond	535	3/2018	AUD	46,375,548	(207,289)
DAX Index	44	3/2018	EUR	17,039,070	(289,738)
Euro-Bund	63	3/2018	EUR	9,948,472	(45,462)
Euro-Schatz	191	3/2018	EUR	37,052,424	(272,653)
KOSPI 200 Index	5	3/2018	KRW	380,821	4,127
KOSPI 200 Index	20	3/2018	KRW	1,523,282	21,108
LME Copper Base Metal	2	3/2018	USD	362,332	(1,061)
LME Copper Base Metal	4	3/2018	USD	724,264	66,605
LME Copper Base Metal	6	3/2018	USD	1,087,081	65,319
LME Copper Base Metal	23	3/2018	USD	4,167,312	278,076
Long Gilt	74	3/2018	GBP	12,504,873	31,826
SET50 Index	128	3/2018	THB	888,420	(1,965)
Silver	26	3/2018	USD	2,228,850	1,468
TOPIX Index	230	3/2018	JPY	37,089,860	638,045
U.S. Treasury 2 Year Note	100	3/2018	USD	21,410,938	(31,690)
U.S. Treasury 5 Year Note	27	3/2018	USD	3,136,430	(9,861)
3 Month Euro Euribor	204	6/2018	EUR	61,382,046	19,183
3 Month Sterling	84	6/2018	GBP	14,084,427	150
ASX 90 Day Bank Accepted Bill	129	6/2018	AUD	100,197,651	2,901
3 Month Euro Euribor	204	9/2018	EUR	61,363,688	5,348
3 Month Sterling	84	9/2018	GBP	14,074,503	4,568
ASX 90 Day Bank Accepted Bill	129	9/2018	AUD	100,175,521	17,188
3 Month Euro Euribor	204	12/2018	EUR	61,339,211	(15,681)
3 Month Sterling	84	12/2018	GBP	14,065,997	8,563
ASX 90 Day Bank Accepted Bill	55	12/2018	AUD	42,700,015	(3,802)

					2,478,474

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
Amsterdam Exchange Index	(60)	1/2018	EUR	$ (7,839,820)	$ 88,575
CAC 40 10 Euro Index	(22)	1/2018	EUR	(1,401,797)	20,685
H-Shares Index	(39)	1/2018	HKD	(2,927,677)	(19,184)
LME Copper Base Metal	(2)	1/2018	USD	(361,044)	(19,157)
LME Copper Base Metal	(3)	1/2018	USD	(541,773)	(28,062)
LME Copper Base Metal	(3)	1/2018	USD	(541,294)	(14,717)
LME Copper Base Metal	(4)	1/2018	USD	(721,700)	(25,906)
LME Copper Base Metal	(5)	1/2018	USD	(902,886)	(46,987)
LME Copper Base Metal	(5)	1/2018	USD	(902,375)	(19,176)
Natural Gas	(262)	1/2018	USD	(7,736,860)	(461,009)
OMXS30 Index	(745)	1/2018	SEK	(14,297,232)	410,909
100 oz Gold	(91)	2/2018	USD	(11,914,630)	(239,083)
LME Copper Base Metal	(3)	2/2018	USD	(542,788)	(34,269)
LME Copper Base Metal	(4)	2/2018	USD	(722,680)	(26,774)
LME Copper Base Metal	(5)	2/2018	USD	(904,540)	(37,629)
LME Copper Base Metal	(5)	2/2018	USD	(904,000)	(37,215)
LME Copper Base Metal	(5)	2/2018	USD	(903,025)	(35,437)
3 Month Canadian Bank Acceptance	(4)	3/2018	CAD	(781,941)	1,146
Canada 10 Year Bond	(337)	3/2018	CAD	(36,134,336)	405,617
Corn	(35)	3/2018	USD	(613,812)	9,335
EURO STOXX 50 Index	(215)	3/2018	EUR	(9,010,813)	211,460
Euro-Bobl	(827)	3/2018	EUR	(111,110,099)	109,271
FTSE 100 Index	(343)	3/2018	GBP	(35,371,688)	(1,022,300)
FTSE/JSE Top 40 Index	(68)	3/2018	ZAR	(2,922,475)	(51,647)
FTSE/MIB Index	(60)	3/2018	EUR	(7,831,541)	326,318
Japan 10 Year Bond	(16)	3/2018	JPY	(21,410,961)	23,410
LME Copper Base Metal	(2)	3/2018	USD	(362,332)	1,741
LME Copper Base Metal	(4)	3/2018	USD	(724,264)	(67,025)
LME Copper Base Metal	(6)	3/2018	USD	(1,087,081)	(62,541)
LME Copper Base Metal	(20)	3/2018	USD	(3,623,750)	(190,574)
MEX BOLSA Index	(1)	3/2018	MXN	(25,461)	(196)
S&P 500 E-Mini Index	(151)	3/2018	USD	(20,203,800)	(76,577)
S&P/TSX 60 Index	(4)	3/2018	CAD	(609,324)	(2,532)
Soybean	(93)	3/2018	USD	(4,472,137)	176,717
Soybean Oil	(64)	3/2018	EUR	(12,582,875)	164,111
SPI 200 Index	(117)	3/2018	AUD	(13,739,032)	10,699
U.S. Treasury 10 Year Note	(93)	3/2018	USD	(11,536,359)	29,692
U.S. Treasury Long Bond	(117)	3/2018	USD	(17,901,000)	(18,340)
3 Month Canadian Bank Acceptance	(56)	6/2018	CAD	(10,922,116)	15,937
3 Month Eurodollar	(246)	6/2018	USD	(60,316,125)	182,956
3 Month Canadian Bank Acceptance	(56)	9/2018	CAD	(10,905,410)	12,944
3 Month Eurodollar	(246)	9/2018	USD	(60,245,400)	263,598
3 Month Canadian Bank Acceptance	(52)	12/2018	CAD	(10,115,076)	14,317
3 Month Eurodollar	(246)	12/2018	USD	(60,180,825)	28,818

					(28,081)

					$2,450,393

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	7,544,800	USD	5,710,325	CITI	3/21/2018	$175,623
AUD	11,317,200	USD	8,565,498	JPMC	3/21/2018	263,424
CAD	26,174,800	USD	20,506,608	CITI	3/21/2018	337,765
CAD	39,262,200	USD	30,759,951	JPMC	3/21/2018	506,609
CHF	1,692,400	USD	1,730,652	CITI	3/21/2018	15,854
CHF	2,538,600	USD	2,596,344	JPMC	3/21/2018	23,415
CNY	10,919,200	USD	1,640,422	CITI**	3/21/2018	28,776
CNY	16,378,800	USD	2,460,636	JPMC**	3/21/2018	43,161
DKK	1,687,200	USD	270,878	CITI	3/21/2018	2,387
DKK	2,530,800	USD	406,318	JPMC	3/21/2018	3,580
EUR	5,940,400	USD	7,063,753	CITI	3/21/2018	97,105
EUR	8,910,600	USD	10,595,642	JPMC	3/21/2018	145,645
GBP	4,463,147	USD	5,985,166	CITI	3/21/2018	56,245
GBP	6,694,720	USD	8,977,760	JPMC	3/21/2018	84,356
HKD	1,053,200	USD	134,961	CITI	3/21/2018	50
HKD	1,579,800	USD	202,441	JPMC	3/21/2018	73
HUF	128,000,000	USD	488,373	CITI	3/21/2018	7,789
HUF	192,000,000	USD	732,560	JPMC	3/21/2018	11,682
INR	82,120,000	USD	1,248,838	CITI**	3/21/2018	28,337
INR	123,180,000	USD	1,873,259	JPMC**	3/21/2018	42,503
KRW	3,147,016,000	USD	2,883,082	CITI**	3/21/2018	68,237
KRW	4,720,524,000	USD	4,324,629	JPMC**	3/21/2018	102,349
NOK	2,400	USD	289	CITI	3/21/2018	4
NOK	3,600	USD	433	JPMC	3/21/2018	6
PLN	7,880,000	USD	2,216,900	CITI	3/21/2018	47,474
PLN	11,820,000	USD	3,325,354	JPMC	3/21/2018	71,206
SEK	400	USD	48	CITI	3/21/2018	1
SEK	600	USD	72	JPMC	3/21/2018	2
TRY	8,992,000	USD	2,222,363	CITI	3/21/2018	96,543
TRY	13,488,000	USD	3,333,549	JPMC	3/21/2018	144,811
USD	3,276,189	BRL	10,880,000	CITI**	3/21/2018	23,890
USD	4,914,277	BRL	16,320,000	JPMC**	3/21/2018	35,830
USD	1,261,405	HKD	9,832,950	CITI	3/21/2018	914
USD	1,892,105	HKD	14,749,425	JPMC	3/21/2018	1,370
USD	784,106	NOK	6,408,800	CITI	3/21/2018	1,869
USD	1,176,158	NOK	9,613,200	JPMC	3/21/2018	2,802
USD	111,773	JPY	12,424,000	CITI	3/22/2018	1,065
USD	167,659	JPY	18,636,000	JPMC	3/22/2018	1,597
ZAR	22,400,000	USD	1,679,690	CITI	3/22/2018	109,862
ZAR	33,600,000	USD	2,519,539	JPMC	3/22/2018	164,790

Total unrealized appreciation						2,749,001

BRL	672,000	USD	202,873	CITI**	3/21/2018	(1,996)
BRL	1,008,000	USD	304,310	JPMC**	3/21/2018	(2,994)
GBP	596,853	USD	808,520	CITI	3/21/2018	(608)
GBP	895,280	USD	1,212,783	JPMC	3/21/2018	(913)
HKD	8,566,800	USD	1,098,949	CITI	3/21/2018	(768)
HKD	12,850,200	USD	1,648,426	JPMC	3/21/2018	(1,152)
MXN	121,844,000	USD	6,394,350	CITI	3/21/2018	(283,019)
MXN	182,766,000	USD	9,591,538	JPMC	3/21/2018	(424,540)
NOK	2,400	USD	294	CITI	3/21/2018	(1)
NOK	3,600	USD	440	JPMC	3/21/2018	(1)
USD	1,951,620	AUD	2,562,000	CITI	3/21/2018	(47,081)
USD	2,926,886	AUD	3,843,000	JPMC	3/21/2018	(71,165)
USD	1,013,991	BRL	3,400,000	CITI**	3/21/2018	(2,352)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	1,520,985	BRL	5,100,000	JPMC**	3/21/2018	$ (3,530)
USD	2,439,301	CAD	3,125,200	CITI	3/21/2018	(49,461)
USD	3,658,947	CAD	4,687,800	JPMC	3/21/2018	(74,196)
USD	27,218,793	CHF	26,644,800	CITI	3/21/2018	(277,840)
USD	40,828,138	CHF	39,967,200	JPMC	3/21/2018	(416,812)
USD	504,377	CNY	3,362,800	CITI**	3/21/2018	(9,688)
USD	756,564	CNY	5,044,200	JPMC**	3/21/2018	(14,534)
USD	538,574	DKK	3,340,000	CITI	3/21/2018	(2,385)
USD	807,861	DKK	5,010,000	JPMC	3/21/2018	(3,579)
USD	114,621	EUR	96,400	CITI	3/21/2018	(1,584)
USD	171,931	EUR	144,600	JPMC	3/21/2018	(2,377)
USD	837,201	HKD	6,534,250	CITI	3/21/2018	(427)
USD	1,255,799	HKD	9,801,375	JPMC	3/21/2018	(643)
USD	15,065	HUF	4,000,000	CITI	3/21/2018	(440)
USD	22,598	HUF	6,000,000	JPMC	3/21/2018	(659)
USD	2,691,463	ILS	9,396,000	CITI	3/21/2018	(17,394)
USD	4,037,189	ILS	14,094,000	JPMC	3/21/2018	(26,096)
USD	6,249,663	KRW	6,801,048,000	CITI**	3/21/2018	(128,462)
USD	9,374,482	KRW	10,201,572,000	JPMC**	3/21/2018	(192,705)
USD	4,547,351	NOK	37,712,000	CITI	3/21/2018	(55,653)
USD	6,821,719	NOK	56,568,000	JPMC	3/21/2018	(82,787)
USD	7,235,334	NZD	10,503,200	CITI	3/21/2018	(201,078)
USD	10,852,988	NZD	15,754,800	JPMC	3/21/2018	(301,630)
USD	3,385,510	SEK	28,155,200	CITI	3/21/2018	(62,973)
USD	5,078,259	SEK	42,232,800	JPMC	3/21/2018	(94,465)
USD	5,330,184	SGD	7,188,400	CITI	3/21/2018	(50,928)
USD	7,995,267	SGD	10,782,600	JPMC	3/21/2018	(76,402)
USD	385,288	TRY	1,520,000	CITI	3/21/2018	(6,698)
USD	577,931	TRY	2,280,000	JPMC	3/21/2018	(10,048)
USD	1,304,213	TWD	38,800,000	CITI**	3/21/2018	(15,241)
USD	1,956,317	TWD	58,200,000	JPMC**	3/21/2018	(22,864)
JPY	612,611,200	USD	5,481,521	CITI	3/22/2018	(22,664)
JPY	918,916,800	USD	8,222,292	JPMC	3/22/2018	(34,007)
ZAR	1,200,000	USD	96,192	CITI	3/22/2018	(323)
ZAR	1,800,000	USD	144,288	JPMC	3/22/2018	(485)

Total unrealized depreciation						(3,097,648)

Net unrealized depreciation						$(348,647)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

Total Return Basket Swaps Outstanding at December 31, 2017

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the HONIX plus or minus a specified spread (-0.04% to 0.04%), which is denominated in HKD based on the local currencies of the positions within the swap.	48 months maturity 11/19/2021	$333,332	$601	$(69)	$532

GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the BBR or AOISR plus or minus a specified spread (-0.04% to 0.04%), which is denominated in AUD based on the local currencies of the positions within the swap.	48 months maturity 11/19/2021	$630,362	$14,791	$(832)	$13,959

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EURIBOR or EONIA plus or minus a specified spread (-0.30% to 0.03%), which is denominated in EUR based on the local currencies of the positions within the swap.	1-57 months maturity ranging from 01/11/2018 – 11/19/2021	$30,029,894	$(199,206)	$10,748	$(188,458)

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
France
Air France-KLM	67,692	$1,099,593	$195,145	0.0%
Atos SE	5,997	871,906	59,901	0.0
Capgemini SE	2,750	325,715	23,277	0.0
Cie Generale des Etablissements Michelin	8,357	1,195,513	94,676	0.0
CNP Assurances	7,083	163,386	3,280	0.0
Engie SA	25,169	432,693	(4,099)	(0.0)
Eutelsat Communications SA	6,851	158,618	(33,204)	(0.0)
Faurecia	1,949	151,896	41,151	0.0
Ipsen SA	1,784	212,334	14,723	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
France (continued)
Lagardere SCA	8,263	$264,616	$3,368	0.0%
Orange SA	12,593	218,247	1,102	0.0
Peugeot SA	37,073	752,999	(84,356)	(0.0)
Renault SA	9,287	932,211	22,669	0.0
SEB SA	1,071	198,253	33,461	0.0
Sodexo SA	3,105	416,252	22,248	0.0
Teleperformance	2,816	403,110	60,455	0.0
Thales SA	6,136	660,355	(1,717)	(0.0)

Germany
Covestro AG	10,893	1,121,614	23,740	0.0
Evonik Industries AG	5,761	216,378	(3,001)	(0.0)
Freenet AG	10,019	369,668	(8,561)	(0.0)
Hannover Rueck SE	2,739	343,646	(10,300)	(0.0)
Hella GmbH & Co. KGaA	3,141	193,873	8,283	0.0
HOCHTIEF AG	2,121	374,585	5,084	0.0
Infineon Technologies AG	7,631	207,824	(2,433)	(0.0)
Rheinmetall AG	4,482	566,810	3,369	0.0
Salzgitter AG	5,439	308,967	15,081	0.0
Software AG	8,147	456,971	6,067	0.0
Suedzucker AG	20,644	446,875	22,985	0.0
Talanx AG	5,827	237,460	(2,385)	(0.0)
Volkswagen AG (Preference)	5,056	1,004,289	(27,309)	(0.0)

France
Accor SA	(19,567)	(1,007,309)	(134,767)	(0.0)
Air Liquide SA	(1,390)	(174,743)	(19,494)	(0.0)
Airbus SE	(16,028)	(1,592,973)	(130,992)	(0.0)
Bollore SA	(43,367)	(235,256)	(49,088)	(0.0)
Carrefour SA	(39,899)	(860,239)	(46,040)	(0.0)
Edenred	(24,242)	(701,803)	(77,945)	(0.0)
Iliad SA	(1,482)	(355,112)	20,352	0.0
Ingenico Group SA	(5,220)	(557,264)	(1,698)	(0.0)
JCDecaux SA	(4,421)	(177,813)	(9,960)	(0.0)
Natixis SA	(63,769)	(503,680)	(49,578)	(0.0)
Remy Cointreau SA	(1,954)	(270,737)	(63,878)	(0.0)
Vivendi SA	(55,350)	(1,485,568)	(220,110)	(0.0)
Zodiac Aerospace	(13,250)	(396,048)	(39,426)	(0.0)

Germany
Commerzbank AG	(111,737)	(1,666,813)	39,862	0.0
Deutsche Bank AG (Registered)	(121,009)	(2,288,763)	105,045	0.0
Deutsche Telekom AG (Registered)	(12,290)	(217,243)	7,649	0.0
GEA Group AG	(5,548)	(265,440)	735	0.0
ProSiebenSat.1 Media SE	(9,154)	(314,217)	(994)	(0.0)
Telefonica Deutschland Holding AG	(39,317)	(196,771)	2,320	0.0
Zalando SE	(8,473)	(446,763)	18,615	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or Federal Funds Floating Rate plus or minus a specified spread (-1.83% to 0.03%), which is denominated in USD based on the local currencies of the positions within the swap.	48-57 months maturity ranging from 11/19/2021 – 11/22/2021	$400,599,651	$9,542,409	$75,466	$9,617,875

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
United States
Aflac, Inc.	28,875	$2,534,647	$346,420	0.1%
Allstate Corp. (The)	18,560	1,943,418	405,722	0.1
Ameriprise Financial, Inc.	11,297	1,914,503	289,353	0.1
Amgen, Inc.	16,267	2,828,831	(70,967)	(0.0)
Anthem, Inc.	16,501	3,712,890	872,500	0.2
Best Buy Co., Inc.	43,086	2,950,098	747,684	0.2
Biogen, Inc.	11,343	3,613,540	285,315	0.1
eBay, Inc.	121,815	4,597,298	327,664	0.1
Facebook, Inc.	19,915	3,514,201	(278)	(0.0)
General Motors Co.	64,453	2,641,928	127,659	0.0
Gilead Sciences, Inc.	49,919	3,576,197	(80,095)	(0.0)
Huntington Ingalls Industries, Inc.	10,524	2,480,507	250,234	0.1
Intel Corp.	69,869	3,225,153	777,401	0.2
International Business Machines Corp.	14,683	2,252,666	26,673	0.0
IQVIA Holdings, Inc.	20,796	2,035,928	(36,469)	(0.0)
Kohl’s Corp.	37,717	2,045,393	433,571	0.1
Lear Corp.	10,744	1,898,035	329,789	0.1
LyondellBasell Industries NV	35,929	3,963,687	804,410	0.2
McKesson Corp.	18,560	2,894,432	155,501	0.0
Micron Technology, Inc.	78,659	3,234,458	560,621	0.1
Mylan NV	56,005	2,369,572	498,507	0.1
Netflix, Inc.	12,682	2,434,437	70,579	0.0
Northrop Grumman Corp.	6,218	1,908,366	377,155	0.1
Oracle Corp.	43,507	2,057,011	(84,228)	(0.0)
Owens Corning	21,964	2,019,370	642,372	0.1
Raytheon Co.	13,187	2,477,178	340,280	0.1
Spirit AeroSystems Holdings, Inc.	23,620	2,060,845	663,055	0.1
United Rentals, Inc.	17,316	2,976,794	936,873	0.2
Walt Disney Co. (The)	18,141	1,950,339	43,650	0.0
Western Digital Corp.	37,797	3,005,995	(151,522)	(0.0)

Short Positions

Common Stock
United States
American Airlines Group, Inc.	(41,301)	(2,148,891)	(153,862)	(0.0)
Ball Corp.	(54,381)	(2,058,321)	58,611	0.0
CenturyLink, Inc.	(117,084)	(1,952,961)	(171,668)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
United States (continued)
Charles Schwab Corp. (The)	(49,533)	$(2,544,510)	$(434,941)	(0.1	) %
Charter Communications, Inc.	(10,341)	(3,474,162)	187,282	0.0
Cheniere Energy, Inc.	(45,727)	(2,461,942)	(405,835)	(0.1)
Chevron Corp.	(21,453)	(2,685,701)	(211,263)	(0.0)
Coty, Inc.	(97,566)	(1,940,588)	(150,987)	(0.0)
Envision Healthcare Corp.	(59,984)	(2,073,047)	616,741	0.1
Fastenal Co.	(41,504)	(2,269,854)	(338,960)	(0.1)
First Data Corp.	(131,112)	(2,190,882)	(40,471)	(0.0)
FirstEnergy Corp.	(92,506)	(2,832,534)	63,045	0.0
Hess Corp.	(64,287)	(3,051,704)	(211,104)	(0.0)
L Brands, Inc.	(42,481)	(2,558,206)	(806,671)	(0.2)
Palo Alto Networks, Inc.	(20,637)	(2,991,127)	(357,434)	(0.1)
Schlumberger Ltd.	(40,992)	(2,762,451)	(89,845)	(0.0)
Sealed Air Corp.	(57,792)	(2,849,146)	(265,270)	(0.1)
Tesla, Inc.	(15,617)	(4,862,353)	282,776	0.1
Wynn Resorts Ltd.	(12,668)	(2,135,698)	(663,740)	(0.1)
XPO Logistics, Inc.	(24,396)	(2,234,430)	(727,711)	(0.2)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or SONIA plus or minus a specified spread (-0.25% to 0.03%), which is denominated in GBP based on the local currencies of the positions within the swap.	1-57 months maturity 11/19/2021	$34,673,543	$692,825	$47,202	$740,027

The following table represents required component disclosures associated with the total return basket swap as of period end.

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS
Long Positions

Common Stock
Australia
BHP Billiton plc	47,699	$964,490	$90,376	0.0%

Germany
TUI AG	13,748	284,821	45,893	0.0

United Kingdom
Anglo American plc	24,203	503,398	77,700	0.0
Ashtead Group plc	26,555	712,244	122,149	0.0
Barclays plc	83,299	228,020	7,704	0.0
Barratt Developments plc	131,033	1,143,062	164,765	0.0
Bellway plc	15,296	733,286	129,475	0.0
Berkeley Group Holdings plc	22,031	1,246,202	234,897	0.1
BT Group plc	200,388	734,479	(48,363)	(0.0)
Close Brothers Group plc	11,051	215,915	(18,429)	(0.0)
DCC plc	3,789	381,314	15,803	0.0
GKN plc	47,999	206,411	(33,357)	(0.0)
Greene King plc	31,559	235,820	(41,078)	(0.0)
Howden Joinery Group plc	47,793	300,850	26,935	0.0

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET ASSETS

United Kingdom (continued)
Indivior plc	84,798	$465,671	$86,693	0.0%
Intermediate Capital Group plc	35,755	552,088	199,950	0.0
Kingfisher plc	92,340	421,627	28,263	0.0
Marks & Spencer Group plc	49,964	211,978	(16,244)	(0.0)
Micro Focus International plc	17,802	605,033	22,573	0.0
Next plc	5,910	360,210	(27,087)	(0.0)
Persimmon plc	34,658	1,280,416	259,828	0.1
Playtech plc	31,222	362,353	(28,782)	(0.0)
Royal Mail plc	75,124	458,978	39,341	0.0
Sky plc	24,743	337,675	7,766	0.0
Taylor Wimpey plc	308,608	858,612	53,194	0.0
Travis Perkins plc	10,474	221,454	10,718	0.0
WH Smith plc	9,868	312,565	64,312	0.0
Whitbread plc	5,888	317,624	16,122	0.0
William Hill plc	101,312	439,460	68,164	0.0
Wm Morrison Supermarkets plc	131,010	389,161	(31,615)	(0.0)

Short Positions

Common Stock
Chile
Antofagasta plc	(18,566)	(250,568)	(35,119)	(0.0)

Netherlands
Royal Dutch Shell plc	(63,164)	(2,108,616)	(282,301)	(0.1)

United Kingdom
Associated British Foods plc	(5,239)	(199,265)	(11,990)	(0.0)
AstraZeneca plc	(22,647)	(1,562,770)	(88,002)	(0.0)
BP plc	(379,097)	(2,659,474)	(275,678)	(0.1)
British American Tobacco plc	(32,021)	(2,164,581)	(56,444)	(0.0)
Capita plc	(69,444)	(375,214)	177,203	0.0
Cobham plc	(145,854)	(248,166)	10,509	0.0
Diageo plc	(14,013)	(513,638)	(72,193)	(0.0)
Experian plc	(20,169)	(444,579)	(2,287)	(0.0)
John Wood Group plc	(25,306)	(221,418)	5,743	0.0
Just Eat plc	(19,161)	(201,540)	(46,159)	(0.0)
Petrofac Ltd.	(62,085)	(426,233)	42,578	0.0
Prudential plc	(38,415)	(983,820)	(54,191)	(0.0)
Rolls-Royce Holdings plc	(33,079)	(377,523)	7,283	0.0
Royal Bank of Scotland Group plc	(69,879)	(262,032)	(19,148)	(0.0)
RSA Insurance Group plc	(34,901)	(297,494)	(18,694)	(0.0)
Serco Group plc	(296,979)	(395,339)	71,337	0.0
Standard Chartered plc	(49,541)	(520,259)	(26,642)	(0.0)
Tesco plc	(481,801)	(1,363,077)	(146,048)	(0.0)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$270,000	$—	$270,000

BARC
Cash	—	5,637,079	5,637,079

CITI
Investment Companies	1,150,999	—	1,150,999

GSCO
Cash	—	751,052	751,052

GSIN
Cash	(11,020,000)	—	(11,020,000)
Investment Companies	39,377,007	—	39,377,007

JPMC
Investment Companies	3,317,356	—	3,317,356

JPMS
Cash	—	2,767,699	2,767,699

MSCL
Cash	—	411,498	411,498

MSCS
Cash	2,653,038	—	2,653,038

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Cash	$(100,000)	$—	$(100,000)
Investment Companies	303,221	—	303,221

GSCO
Cash	—	(109,991)	(109,991)

GSIN
Cash	450,000	—	450,000

JPPC
Cash	—	1,324	1,324

MACQ
Cash	139,957	—	139,957

MSCL
Cash	—	1,387,648	1,387,648

SOCG
Cash	120,000	—	120,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

Consolidated Schedule of Investments	December 31, 2017

The following reference rates, and their values as of period-end, are used for security descriptions:

Australian Bank-Bill Swap Reference Rate (“BBR”): 1.71%

Australian Overnight Indexed Swap Rate (“AOISR”): -0.05%

Bank of Japan Estimate Unsecured Overnight Call Rate: -0.06%

CAD/USD Overnight Forward FX Swap Rate: -2.24%

Canadian Dollar Offered Rate (“CDOR”): 1.44%

Canadian Overnight Repurchase Rate: 1.00%

CHF London Interbank Offered Rate (“LIBOR”): -0.81%

Copenhagen Interbank Offered Rate: -0.37%

EUR/USD 1 Week Forward Swap Rate: -0.38%

Euro Interbank Offered Rate (“EURIBOR”): -0.37%

Euro Overnight Index Average (“EONIA”): -0.35%

Federal Funds Floating Rate: 1.33%

GBP London Interbank Offered Rate (“LIBOR”): 0.50%

GBP/USD 1 Week Forward FX Swap Rate: 2.90%

HKD/USD 1 Month Forward FX Swap Rate: 1.18%

Hong Kong Interbank Offered Rate (“HIBOR”): 1.19%

Hong Kong Overnight Index Average (“HONIA”): 1.39%

Johannesburg Interbank Agreed Rate: 6.91%

JPY London Interbank Offered Rate (“LIBOR”): 0.03%

JPY/USD 1 Week Forward FX Swap Rate: -0.03%

London Interbank Offered Rate (“LIBOR”): 1.56%

Mexico Equilibrium Interbank Interest Rate: 7.67%

Norway Interbank Offered Rate: 0.67%

Overnight Bank Funding Rate: 1.33%

Rand Overnight Deposit Rate: 6.53%

Reserve Bank of Australia Cash Rate: 1.50%

Singapore Interbank Offered Rate (“SIBOR”): 1.33%

Sterling Overnight Index Average (“SONIA”): 0.47%

Stockholm Interbank Offered Rate (“STIBOR”): -0.51%

Tomorrow/Next Overnight Indexed Swaps: -0.48%

Warsaw Interbank Offered Rate: 1.55%

The following abbreviations are used for counterparty descriptions:

BANA - Bank of America, NA

BARC - Barclays Capital, Inc.

BNPP - BNP Paribas

CITG - Citigroup Global Markets, Inc.

CITI - Citibank NA

CRSU - Credit Suisse Securities (USA) LLC

DTBK - Deutsche Bank AG

GSCO - Goldman Sachs & Co.

GSIN - Goldman Sachs International

JPMC - J.P. Morgan Chase Bank, NA

JPMS - J.P. Morgan Securities LLC

JPPC - J.P. Morgan Securities plc

MACQ - Macquarie Bank Ltd.

MLIN - Merrill Lynch International

MPFS - Merrill Lynch, Pierce, Fenner & Smith, Inc.

MSCL - Morgan Stanley & Co. LLC

MSCS - Morgan Stanley Capital Services LLC

MSIP - Morgan Stanley & Co. International plc

SOCG - Societe Generale

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Assets and Liabilities	December 31, 2017

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**
ASSETS:
Investments in securities of unaffiliated issuers, at cost	$132,552,290	$582,045,556	$1,156,920,599	$23,787,832
Investments in securities of affiliated issuers, at cost	—	29,950,459	—	—
Investments in securities of controlled affiliated issuers, at cost	—	—	1,114,106,028	—

Investments in securities of unaffiliated issuers, at value	$133,572,242	$592,515,457	$1,249,639,716	$23,785,748
Investments in securities of affiliated issuers, at value	—	32,976,529	—	—
Investments in securities of controlled affiliated issuers, at value	—	—	1,114,103,466	—
Cash	693,861	53,149	4,237,243	—
Cash denominated in foreign currencies‡	95,532	634,431	3,809,541	6,311
Unrealized appreciation on forward foreign currency exchange contracts	723,986	780	372,301	585,163
Unrealized appreciation on OTC swaps	315,909	11,914,557	85,357,042	60,374
Deposits for securities sold short	—	4,062,867	—	—
Deposits for written options contracts	2,687,666	—	—	—
Due from broker	2,750,134	—	263,467,551	1,713
Deposits with brokers for centrally cleared swaps (unamortized upfront payments, $—, $(957,252), $— and $(355,007), respectively)	—	415,063	—	764,935
Deposits with brokers for futures contracts	1,883,358	2,305,248	3,829,869	1,718,029
Variation margin on futures contracts	11,308	216,072	429,488	48,678
Receivables:
Securities sold	22,697	1,524,183	—	—
Foreign tax reclaims	839	53,660	675,612	—
Dividends and interest	89,327	1,663,985	1,677,459	13,093
Capital shares sold	327,365	1,761,619	8,400,493	1,250
Due from Investment Adviser	—	—	—	13,125
Prepaid expenses	75,218	31,115	139,730	17,374
Total Assets	143,249,442	650,128,715	2,736,139,511	27,015,793
LIABILITIES:
Securities sold short, at value (proceeds $63,077,436, $127,199,473, $464,197,370 and $—, respectively)	63,868,604	159,152,102	480,627,697	—
Option contracts written, at value (proceeds $275,064, $—, $— and $—, respectively)	239,527	—	—	—
Due to custodian	—	—	—	2,621
Due to broker	—	7,179,549	—	3,911
Unrealized depreciation on forward foreign currency exchange contracts	642,289	110,840	1,247,270	723,600
Unrealized depreciation on OTC swaps	24,891	2,199,612	3,911,302	16,454
Variation margin on centrally cleared swaps	—	11,478	—	24,353
Variation margin on futures contracts	110,053	11,436	—	70,537
Payables:
Securities purchased	26,879	6,904,460	1,589,993	—
Accrued investment advisory fees	26,599	426,827	2,074,452	—
Accrued distribution fees—Class N	363	16,842	73,307	606
Capital shares redeemed	—	1,372,112	8,198,981	801
Dividends and interest payable on securities sold short	46,683	235,341	539,250	—
Other accrued expenses and liabilities	55,751	346,261	842,112	111,608
Total Liabilities	65,041,639	177,966,860	499,104,364	954,491
Commitments and contingent liabilities*
Net Assets	$78,207,803	$472,161,855	$2,237,035,147	$26,061,302

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$78,544,752	$805,951,115	$2,187,532,442	$27,384,456
Undistributed accumulated net investment income (loss)	(57,561)	(22,420,553)	(76,996,769)	(78,678)
Undistributed accumulated net realized gain (loss)	(618,339)	(302,185,022)	(30,615,061)	(1,881,504)
Net unrealized appreciation (depreciation)	338,951	(9,183,685)	157,114,535	637,028
Net Assets	$78,207,803	$472,161,855	$2,237,035,147	$26,061,302

NET ASSETS:
Class I	$26,851,616	$386,971,869	$1,552,268,794	$9,198,658
Class N	1,538,112	76,774,260	357,839,560	2,892,471
Class R6	49,818,075	8,415,726	326,926,793	13,970,173
SHARES OUTSTANDING:
Class I	2,682,282	42,440,083	126,740,391	1,051,631
Class N	153,729	8,415,812	29,297,507	334,118
Class R6	4,972,362	924,895	26,681,122	1,597,192
NET ASSET VALUE:
Class I	$10.01	$9.12	$12.25	$8.75
Class N	$10.01	$9.12	$12.21	$8.66
Class R6	$10.02	$9.10	$12.25	$8.75

‡ Cash denominated in foreign currencies at cost	$94,921	$627,562	$3,777,711	$6,389

*	AQR Diversified Arbitrage Fund
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Assets and Liabilities	December 31, 2017

	AQR LONG-SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
ASSETS:
Investments in securities of unaffiliated issuers, at cost	$4,145,465,024	$2,120,648,892	$185,798,120	$441,871,532
Investments in securities of controlled affiliated issuers, at cost	1,987,707,043	1,059,272,893	—	—

Investments in securities of unaffiliated issuers, at value	$4,347,061,346	$2,257,180,298	$185,789,033	$445,209,705
Investments in securities of controlled affiliated issuers, at value	1,987,707,043	1,059,272,893	—	—
Cash	18,534,774	4,594,071	278	—
Cash denominated in foreign currencies‡	8,451,047	24,631,955	—	929,533
Unrealized appreciation on forward foreign currency exchange contracts	8,930,381	42,816,628	—	3,853,988
Unrealized appreciation on OTC swaps	260,655,188	168,088,045	1,089,966	603,468
Deposits for securities sold short	—	116,458,194	—	—
Due from broker	130,510,808	57,257,374	3,842,791	2,577,828
Deposits with brokers for centrally cleared swaps (unamortized upfront payments, $—, $17,957,996, $— and $16,645,428, respectively)	—	9,397,874	—	14,179,784
Deposits with brokers for futures contracts	90,280,880	97,166,180	15,601,817	14,946,102
Variation margin on centrally cleared swaps	—	—	—	4,357
Variation margin on futures contracts	—	4,431,504	1,460,568	1,135,937
Receivables:
Securities sold	—	60,591,382	—	130
Foreign tax reclaims	1,552,842	403,742	—	—
Dividends and interest	3,110,893	5,803,771	89,752	368,954
Capital shares sold	21,115,596	6,238,625	769,690	604,943
Prepaid expenses	189,296	80,832	24,908	34,745
Total Assets	6,878,100,094	3,914,413,368	208,668,803	484,449,474
LIABILITIES:
Securities sold short, at value (proceeds $1,107,421,145, $600,159,992, $— and $—, respectively)	1,143,942,860	712,406,752	—	—
Option contracts written, at value (proceeds $—, $955,601, $— and $—, respectively)	—	3,412,950	—	—
Due to custodian	—	—	—	53,079
Due to broker	197,508,832	19,961,466	—	353,088
Unrealized depreciation on forward foreign currency exchange contracts	1,826,604	47,176,096	—	2,869,121
Unrealized depreciation on OTC swaps	15,520,979	17,459,867	2,004,399	1,409,621
Variation margin on centrally cleared swaps	—	902,250	—	—
Variation margin on futures contracts	5,644,330	2,007,730	500,462	741,839
Payables:
Securities purchased	—	60,016,060	—	586
Accrued investment advisory fees	5,198,511	4,898,832	153,202	340,131
Accrued distribution fees—Class N	83,692	92,536	1,486	4,055
Capital shares redeemed	9,410,438	13,022,338	—	5,658,918
Dividends and interest payable on securities sold short	1,276,899	453,945	—	—
Other accrued expenses and liabilities	1,977,263	1,168,185	120,061	291,226
Total Liabilities	1,382,390,408	882,979,007	2,779,610	11,721,664
Net Assets	$5,495,709,686	$3,031,434,361	$205,889,193	$472,727,810

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$5,221,986,588	$3,231,022,521	$185,361,031	$455,500,227
Undistributed accumulated net investment income (loss)	(239,450,766)	(176,296,129)	13,049,688	(1,118,580)
Undistributed accumulated net realized gain (loss)	86,882,114	(208,906,713)	(12,630)	7,723,719
Net unrealized appreciation (depreciation)	426,291,750	185,614,682	7,491,104	10,622,444
Net Assets	$5,495,709,686	$3,031,434,361	$205,889,193	$472,727,810

NET ASSETS:
Class I	$4,144,435,499	$1,987,556,979	$87,863,251	$415,798,630
Class N	385,301,770	433,225,686	7,559,036	16,673,327
Class R6	965,972,417	610,651,696	110,466,906	40,255,853
SHARES OUTSTANDING:
Class I	298,568,829	219,604,853	12,725,339	42,326,766
Class N	27,927,412	48,119,919	1,109,579	1,701,531
Class R6	69,452,664	67,398,448	15,954,715	4,096,425
NET ASSET VALUE:
Class I	$13.88	$9.05	$6.90	$9.82
Class N	$13.80	$9.00	$6.81	$9.80
Class R6	$13.91	$9.06	$6.92	$9.83

‡ Cash denominated in foreign currencies at cost	$8,326,322	$24,617,228	$—	$964,706

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Assets and Liabilities	December 31, 2017

	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**
ASSETS:
Investments in securities of unaffiliated issuers, at cost	$63,887,523	$77,645,912	$4,114,414,568	$483,813,781
Investments in securities of controlled affiliated issuers, at cost	—	—	1,084,378,445	—

Investments in securities of unaffiliated issuers, at value	$64,660,888	$78,262,152	$4,406,940,177	$499,295,327
Investments in securities of controlled affiliated issuers, at value	—	—	1,084,378,445	—
Cash	1,157	—	13,508,960	4,859,978
Cash denominated in foreign currencies‡	46,951	119,138	7,473,616	791,380
Unrealized appreciation on forward foreign currency exchange contracts	780	1,098	54,184,137	2,749,001
Unrealized appreciation on OTC swaps	124,459	142,651	209,362,336	11,262,119
Due from broker	331,681	395,153	104,417,666	3,278,676
Deposits with brokers for futures contracts	4,056,010	2,870,383	240,878,925	13,116,543
Variation margin on futures contracts	261,472	249,830	8,302,787	545,404
Receivables:
Securities sold	72	1,443	34,469,068	—
Foreign tax reclaims	—	—	2,666,652	84,932
Dividends and interest	56,805	65,118	3,512,853	359,994
Capital shares sold	4,290	5,294	21,066,164	236,576
Prepaid expenses	28,988	28,911	140,228	36,505
Total Assets	69,573,553	82,141,171	6,191,302,014	536,616,435
LIABILITIES:
Securities sold short, at value (proceeds $—, $—, $1,036,315,204 and $51,122,519, respectively)	—	—	1,113,492,664	55,106,012
Reverse repurchase agreements, at value	11,029,895	—	—	—
Due to custodian	—	5,981	—	—
Due to broker	20,675	24,831	200,615,541	11,124,760
Unrealized depreciation on forward foreign currency exchange contracts	118,553	107,221	60,331,843	3,097,648
Unrealized depreciation on OTC swaps	169,575	170,389	13,181,695	598,547
Deposits from brokers for futures contracts	—	5,573	492,507	—
Variation margin on futures contracts	148,230	130,850	3,244,384	365,245
Payables:
Securities purchased	172	1,537	34,483,501	—
Accrued investment advisory fees	43,782	55,814	5,391,896	237,945
Accrued distribution fees—Class N	3,864	592	37,668	7,705
Capital shares redeemed	330	70,416	10,248,285	218,252
Dividends and interest payable on securities sold short	—	—	1,101,624	55,607
Interest payable for reverse repurchase agreements	5,602	—	—	—
Other accrued expenses and liabilities	106,869	105,398	1,253,137	238,014
Total Liabilities	11,647,547	678,602	1,443,874,745	71,049,735
Net Assets	$57,926,006	$81,462,569	$4,747,427,269	$465,566,700

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$55,257,497	$78,868,183	$4,535,653,473	$455,345,901
Undistributed accumulated net investment income (loss)	(29,980)	148,842	(168,939,404)	(9,221,970)
Undistributed accumulated net realized gain (loss)	1,087,934	1,013,202	(70,227,837)	(4,865,904)
Net unrealized appreciation (depreciation)	1,610,555	1,432,342	450,941,037	24,308,673
Net Assets	$57,926,006	$81,462,569	$4,747,427,269	$465,566,700

NET ASSETS:
Class I	$38,688,766	$78,000,411	$2,956,926,319	$336,047,315
Class N	18,472,008	2,783,713	177,319,191	35,465,008
Class R6	765,232	678,445	1,613,181,759	94,054,377
SHARES OUTSTANDING:
Class I	4,358,862	8,422,139	284,753,468	31,798,558
Class N	2,086,431	302,522	17,131,773	3,367,115
Class R6	86,209	73,253	155,015,501	8,884,892
NET ASSET VALUE:
Class I	$8.88	$9.26	$10.38	$10.57
Class N	$8.85	$9.20	$10.35	$10.53
Class R6	$8.88	$9.26	$10.41	$10.59

‡ Cash denominated in foreign currencies at cost	$46,256	$115,993	$7,354,552	$788,609

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Operations	December 31, 2017

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**
	FOR THE PERIOD 09/19/17*- 12/31/17	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017
INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$172,213	$4,220,352	$13,812,542	$97,030
Controlled affiliated issuers	—	—	5,381,756	—
Interest income	—	6,892,737	3,563,925	126,276
Total Income	172,213	11,113,089	22,758,223	223,306

EXPENSES:
Investment advisory fees	87,690	4,882,637	17,771,496	333,776
Custody fees	1,016	33,409	36,160	22,851
Administration & accounting fees	1,577	99,067	449,951	8,715
Legal fees	—	15,141	34,534	3,136
Audit & tax fees	65,725	173,937	105,097	110,813
Shareholder reporting fees	375	102,895	187,395	4,538
Transfer agent fees	7,172	468,334	1,265,003	27,321
Trustee fees	1,577	19,142	46,220	6,730
Offering costs	6,737	—	—	—
Distribution fees—Class N	931	235,664	491,330	7,011
Dividends and interest on securities sold short (Note 4)	91,320	4,046,629	12,928,568	—
Recoupment of waiver	—	20,593	223,519	—
Registration fees	16,386	70,700	264,584	59,199
Pricing fee	120	199,549	22,642	38,215
Other expenses	1,433	15,576	44,254	3,087
Total Expenses	282,059	10,383,273	33,870,753	625,392

Less fee waivers and/or reimbursements	(92,376)	(271,612)	—	(246,579)
Net Expenses	189,683	10,111,661	33,870,753	378,813
Net Investment Income (Loss)	(17,470)	1,001,428	(11,112,530)	(155,507)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	(114,696)	12,558,309	55,328,407	12,459
Transactions in investment securities of affiliated issuers	—	(1,497,521)	—	—
Transactions in investment securities of controlled affiliated issuers	—	—	(35,023)	—
Settlement of foreign currency and foreign currency transactions	(45,703)	488,474	(406,065)	133,692
Settlement of forward foreign currency contracts	(31,945)	(102,332)	(4,577,939)	(321,015)
Expiration or closing of futures contracts	(128,117)	(6,422,953)	278,130	(1,435,181)
Closed short positions in securities	(468,896)	(23,841,412)	(70,325,680)	—
Expiration or closing of swap contracts	79,539	8,191,175	55,037,373	(65,114)
Expiration or closing of option contracts written	30,712	51,447	—	—
Net realized gain (loss)	(679,106)	(10,574,813)	35,299,203	(1,675,159)

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	1,019,952	60,285,282	67,529,906	(3,449)
Investment securities of affiliated issuers	—	796,858	—	—
Transactions in investment securities of controlled affiliated issuers	—	—	(2,562)	—
Foreign currency and foreign currency transactions	(921)	246,975	1,685,811	(50,561)
Forward foreign currency exchange contracts	81,697	(306,462)	(1,553,526)	(109,421)
Futures contracts	(297,164)	(517,868)	130,738	179,103
Short positions in securities	(791,168)	(27,605,627)	(12,443,688)	—
Swap contracts	291,018	4,347,053	9,930,499	890,183
Option contracts written	35,537	—	—	—
Net change in unrealized appreciation (depreciation)	338,951	37,246,211	65,277,178	905,855
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(340,155)	26,671,398	100,576,381	(769,304)
Net increase (decrease) in net assets resulting from operations	$(357,625)	$27,672,826	$89,463,851	$(924,811)

† Net of foreign taxes withheld of	$5,880	$2,370	$1,553,177	$—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Operations	December 31, 2017

	AQR LONG-SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017
INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$34,949,665	$31,620,551	$741,048	$1,408,140
Controlled affiliated issuers	10,489,329	6,927,816	—	—
Interest income	14,808,802	13,791,128	747,255	3,569,041
Total Income	60,247,796	52,339,495	1,488,303	4,977,181
EXPENSES:
Investment advisory fees	46,489,479	60,101,197	1,636,886	3,329,254
Custody fees	153,512	108,605	21,732	57,049
Administration & accounting fees	1,191,053	1,064,202	64,913	137,544
Legal fees	95,043	90,776	9,063	11,716
Audit & tax fees	118,333	196,194	90,602	116,545
Shareholder reporting fees	455,327	402,363	18,021	18,173
Transfer agent fees	3,598,966	2,449,810	97,237	332,970
Trustee fees	110,875	97,713	11,540	17,750
Distribution fees—Class N	881,533	1,132,721	18,097	42,708
Dividends and interest on securities sold short (Note 4)	31,210,370	11,143,895	—	—
Recoupment of waiver	233,277	327,336	21,505	41,032
Registration fees	532,578	172,392	70,003	62,641
Pricing fee	22,731	26,882	103	20,151
Other expenses	108,032	115,137	9,129	15,340
Total Expenses	85,201,109	77,429,223	2,068,831	4,202,873

Less fee waivers and/or reimbursements	—	—	(124,095)	(61,828)
Net Expenses	85,201,109	77,429,223	1,944,736	4,141,045
Net Investment Income (Loss)	(24,953,313)	(25,089,728)	(456,433)	836,136
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	110,078,629	58,389,521	(2,440)	477,467
Transactions in investment securities of controlled affiliated issuers	—	(66,891)	—	—
Settlement of foreign currency and foreign currency transactions	326,339	1,545,618	—	(779,290)
Settlement of forward foreign currency contracts	27,915,875	(57,424,994)	—	(1,754,118)
Expiration or closing of futures contracts	317,159,448	(29,881,798)	13,433,435	32,380,060
Closed short positions in securities	(164,481,523)	(48,051,334)	—	—
Expiration or closing of swap contracts	59,368,452	239,826,545	(2,593,218)	25,472,768
Expiration or closing of option contracts written	—	1,190,583	—	—
Net realized gain (loss)	350,367,220	165,527,250	10,837,777	55,796,887

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	171,548,194	98,485,936	(11,567)	6,106,255
Foreign currency and foreign currency transactions	2,167,069	7,238,422	—	(432,117)
Forward foreign currency exchange contracts	12,999,145	2,135,703	—	(736,538)
Futures contracts	6,082,137	1,629,360	10,498,367	4,268,866
Short positions in securities	(36,874,499)	(105,428,554)	—	—
Swap contracts	143,863,421	(42,681,727)	(904,771)	1,610,249
Option contracts written	—	(824,390)	—	—
Net change in unrealized appreciation (depreciation)	299,785,467	(39,445,250)	9,582,029	10,816,715
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	650,152,687	126,082,000	20,419,806	66,613,602
Net increase (decrease) in net assets resulting from operations	$625,199,374	$100,992,272	$19,963,373	$67,449,738

† Net of foreign taxes withheld of	$3,702,498	$758,539	$—	$75,588

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Operations	December 31, 2017

	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017
INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$178,772	$270,692	$46,514,224	$3,886,839
Controlled affiliated issuers	—	—	6,728,379	—
Interest income	671,407	688,284	8,577,581	1,095,962
Total Income	850,179	958,976	61,820,184	4,982,801
EXPENSES:
Investment advisory fees	542,655	615,989	56,164,645	2,759,186
Custody fees	17,848	19,139	102,095	19,994
Administration & accounting fees	18,316	26,243	1,269,670	131,710
Legal fees	4,077	5,116	104,334	—
Audit & tax fees	110,693	105,732	146,120	133,402
Shareholder reporting fees	5,345	6,838	445,032	48,483
Transfer agent fees	49,490	84,436	2,486,318	283,035
Trustee fees	7,545	8,241	115,449	17,214
Distribution fees—Class N	21,445	10,023	453,961	93,545
Dividends and interest on securities sold short and reverse repurchase agreements (Note 4)	130,670	—	29,870,616	1,634,378
Recoupment of waiver	—	4,210	—	361
Registration fees	58,994	65,758	394,684	100,230
Pricing fee	10	15	22,441	22,417
Other expenses	3,992	4,890	135,545	14,579
Total Expenses	971,080	956,630	91,710,910	5,258,534

Less fee waivers and/or reimbursements	(184,982)	(178,721)	(588,080)	(73,264)
Net Expenses	786,098	777,909	91,122,830	5,185,270
Net Investment Income (Loss)	64,081	181,067	(29,302,646)	(202,469)
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	84,561	58,508	150,900,383	8,680,769
Transactions in investment securities of controlled affiliated issuers	—	—	(60,861)	—
Settlement of foreign currency and foreign currency transactions	9,473	16,587	1,211,957	72,218
Settlement of forward foreign currency contracts	(1,073,750)	(974,700)	23,100,288	1,306,733
Expiration or closing of futures contracts	7,198,844	7,267,185	54,895,146	1,752,985
Closed short positions in securities	—	—	(165,303,604)	(9,438,723)
Expiration or closing of swap contracts	1,578,476	1,557,749	232,688,537	14,975,616
Net realized gain (loss)	7,797,604	7,925,329	297,431,846	17,349,598

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	1,334,702	1,221,328	210,365,313	11,006,833
Foreign currency and foreign currency transactions	6,425	7,058	(169,863)	61,747
Forward foreign currency exchange contracts	(316,550)	(295,630)	(6,281,178)	(357,345)
Futures contracts	783,676	768,085	53,405,588	2,976,514
Short positions in securities	—	—	(80,465,218)	(4,085,937)
Swap contracts	(189,526)	(176,220)	37,206,231	1,769,923
Net change in unrealized appreciation (depreciation)	1,618,727	1,524,621	214,060,873	11,371,735
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	9,416,331	9,449,950	511,492,719	28,721,333
Net increase (decrease) in net assets resulting from operations	$9,480,412	$9,631,017	$482,190,073	$28,518,864

† Net of foreign taxes withheld of	$2,205	$2,781	$4,477,776	$233,773

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE PERIOD 9/19/17*- 12/31/17	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(17,470)	$1,001,428	$4,324,396
Net realized gain (loss)	(679,106)	(10,574,813)	(54,241,603)
Net change in unrealized appreciation (depreciation)	338,951	37,246,211	79,131,274
Net increase (decrease) in net assets resulting from operations	(357,625)	27,672,826	29,214,067

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(26,664,397)	(26,188,748)
Class N	—	(5,145,014)	(6,707,013)
Class R6	—	(558,283)	(340,939)
Total	—	(32,367,694)	(33,236,700)
Total distributions	—	(32,367,694)	(33,236,700)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	29,460,090	159,039,676	154,211,452
Reinvestment of distributions	—	15,220,267	16,337,336
Cost of shares redeemed	(2,476,748)	(142,617,620)	(578,275,502)
Net increase (decrease) from capital transactions	26,983,342	31,642,323	(407,726,714)
CLASS N
Proceeds from shares sold	2,408,539	19,139,174	22,349,404
Reinvestment of distributions	—	5,124,877	6,680,121
Cost of shares redeemed	(870,459)	(48,486,010)	(111,843,544)
Net increase (decrease) from capital transactions	1,538,080	(24,221,959)	(82,814,019)
CLASS R6
Proceeds from shares sold	51,685,926	3,691,438	5,261,147
Reinvestment of distributions	—	558,283	340,939
Cost of shares redeemed	(1,641,920)	(830,613)	(1,310,714)
Net increase (decrease) from capital transactions	50,044,006	3,419,108	4,291,372
Net increase (decrease) in net assets resulting from capital transactions	78,565,428	10,839,472	(486,249,361)
Total increase (decrease) in net assets	78,207,803	6,144,604	(490,271,994)

NET ASSETS:
Beginning of period	—	466,017,251	956,289,245
End of period	$78,207,803	$472,161,855	$466,017,251

Undistributed accumulated net investment income (loss)	$(57,561)	$(22,420,553)	$(10,949,212)

The accompanying notes are an integral part of these financial statements.	(continued on p. 238)

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE PERIOD 9/19/17*- 12/31/17	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—	39,012,519	83,828,615
Shares sold	2,928,020	16,738,611	16,606,801
Shares issued on reinvestment of distributions	—	1,674,397	1,793,341
Shares redeemed	(245,738)	(14,985,444)	(63,216,238)
Shares outstanding, end of period	2,682,282	42,440,083	39,012,519
CLASS N
Shares outstanding, beginning of period	—	10,932,154	19,881,331
Shares sold	240,206	2,021,912	2,425,460
Shares issued on reinvestment of distributions	—	563,793	733,273
Shares redeemed	(86,477)	(5,102,047)	(12,107,910)
Shares outstanding, end of period	153,729	8,415,812	10,932,154
CLASS R6
Shares outstanding, beginning of period	—	560,186	94,204
Shares sold	5,135,575	389,979	569,248
Shares issued on reinvestment of distributions	—	61,552	37,507
Shares redeemed	(163,213)	(86,822)	(140,773)
Shares outstanding, end of period	4,972,362	924,895	560,186

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR EQUITY MARKET NEUTRAL FUND		AQR GLOBAL MACRO FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(11,112,530)	$(9,725,321)	$(155,507)	$(445,659)
Net realized gain (loss)	35,299,203	(28,609,234)	(1,675,159)	1,091,247
Net change in unrealized appreciation (depreciation)	65,277,178	83,730,375	905,855	(1,140,871)
Net increase (decrease) in net assets resulting from operations	89,463,851	45,395,820	(924,811)	(495,283)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(51,647,198)	(11,191,080)	(4,091)	—
Class N	(11,886,225)	(1,759,993)	—	—
Class R6	(10,859,269)	(2,728,650)	(16,957)	—
Total	(74,392,692)	(15,679,723)	(21,048)	—
Net realized gain:
Class I	—	(59,855)	—	(1,147,757)
Class N	—	(12,009)	—	(197,405)
Class R6	—	(14,027)	—	(249,638)
Total	—	(85,891)	—	(1,594,800)
Total distributions	(74,392,692)	(15,765,614)	(21,048)	(1,594,800)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,080,261,350	830,628,301	9,413,713	12,508,088
Reinvestment of distributions	40,825,774	8,810,805	4,091	1,101,710
Cost of shares redeemed	(376,083,911)	(250,648,937)	(18,482,929)	(24,519,868)
Net increase (decrease) from capital transactions	745,003,213	588,790,169	(9,065,125)	(10,910,070)
CLASS N
Proceeds from shares sold	319,225,684	261,246,001	1,132,109	6,267,519
Reinvestment of distributions	11,872,249	1,715,084	—	197,405
Cost of shares redeemed	(122,959,941)	(201,987,284)	(1,354,486)	(23,859,907)
Net increase (decrease) from capital transactions	208,137,992	60,973,801	(222,377)	(17,394,983)
CLASS R6
Proceeds from shares sold	215,624,249	193,413,965	9,732,823	5,440,435
Reinvestment of distributions	3,793,780	1,292,551	16,957	249,600
Cost of shares redeemed	(72,646,247)	(21,264,966)	(18,553)	(1,126,806)
Net increase (decrease) from capital transactions	146,771,782	173,441,550	9,731,227	4,563,229
Net increase (decrease) in net assets resulting from capital transactions	1,099,912,987	823,205,520	443,725	(23,741,824)
Total increase (decrease) in net assets	1,114,984,146	852,835,726	(502,134)	(25,831,907)

NET ASSETS:
Beginning of period	1,122,051,001	269,215,275	26,563,436	52,395,343
End of period	$2,237,035,147	$1,122,051,001	$26,061,302	$26,563,436

Undistributed accumulated net investment income (loss)	$(76,996,769)	$(46,484,619)	$(78,678)	$172,772

The accompanying notes are an integral part of these financial statements.	(continued on p. 240)

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR EQUITY MARKET NEUTRAL FUND		AQR GLOBAL MACRO FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	66,027,774	15,613,151	2,093,720	3,276,016
Shares sold	88,121,432	71,219,176	1,070,707	1,295,462
Shares issued on reinvestment of distributions	3,276,547	740,404	469	120,274
Shares redeemed	(30,685,362)	(21,544,957)	(2,113,265)	(2,598,032)
Shares outstanding, end of period	126,740,391	66,027,774	1,051,631	2,093,720
CLASS N
Shares outstanding, beginning of period	12,899,700	7,826,988	357,773	2,181,378
Shares sold	25,393,645	22,415,067	130,287	653,532
Shares issued on reinvestment of distributions	955,897	144,246	—	21,717
Shares redeemed	(9,951,735)	(17,486,601)	(153,942)	(2,498,854)
Shares outstanding, end of period	29,297,507	12,899,700	334,118	357,773
CLASS R6
Shares outstanding, beginning of period	14,839,955	12,859	482,492	10,855
Shares sold	17,476,921	16,548,221	1,114,858	562,070
Shares issued on reinvestment of distributions	304,477	108,526	1,945	27,249
Shares redeemed	(5,940,231)	(1,829,651)	(2,103)	(117,682)
Shares outstanding, end of period	26,681,122	14,839,955	1,597,192	482,492

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR LONG-SHORT EQUITY FUND		AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(24,953,313)	$(15,756,874)	$(25,089,728)	$(37,816,221)
Net realized gain (loss)	350,367,220	75,392,875	165,527,250	(9,526,359)
Net change in unrealized appreciation (depreciation)	299,785,467	114,669,664	(39,445,250)	48,509,415
Net increase (decrease) in net assets resulting from operations	625,199,374	174,305,665	100,992,272	1,166,835

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(155,690,395)	(30,176,354)	(127,847,201)	(20,956,045)
Class N	(13,887,554)	(4,706,896)	(25,853,587)	(4,106,578)
Class R6	(36,742,265)	(7,848,604)	(38,661,644)	(5,347,752)
Total	(206,320,214)	(42,731,854)	(192,362,432)	(30,410,375)
Net realized gain:
Class I	(195,742,211)	(18,662,428)	(31,061,805)	(39,203,993)
Class N	(18,658,669)	(3,169,455)	(6,565,641)	(7,682,473)
Class R6	(45,336,865)	(4,720,734)	(9,250,786)	(10,004,428)
Total	(259,737,745)	(26,552,617)	(46,878,232)	(56,890,894)
Total distributions	(466,057,959)	(69,284,471)	(239,240,664)	(87,301,269)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	2,781,588,310	1,714,249,271	592,399,242	1,640,556,468
Reinvestment of distributions	246,544,609	37,971,044	121,893,204	41,668,005
Cost of shares redeemed	(798,799,416)	(485,335,729)	(1,041,915,240)	(1,489,688,316)
Net increase (decrease) from capital transactions	2,229,333,503	1,266,884,586	(327,622,794)	192,536,157
CLASS N
Proceeds from shares sold	271,303,334	289,678,694	80,752,855	472,919,773
Reinvestment of distributions	32,265,788	7,839,548	32,408,081	11,784,766
Cost of shares redeemed	(224,410,842)	(111,888,155)	(129,604,451)	(107,164,483)
Net increase (decrease) from capital transactions	79,158,280	185,630,087	(16,443,515)	377,540,056
CLASS R6
Proceeds from shares sold	558,911,989	456,865,260	114,152,756	693,614,602
Reinvestment of distributions	38,588,892	6,782,137	46,123,161	14,120,098
Cost of shares redeemed	(109,232,039)	(40,383,757)	(144,378,330)	(182,572,738)
Net increase (decrease) from capital transactions	488,268,842	423,263,640	15,897,587	525,161,962
Net increase (decrease) in net assets resulting from capital transactions	2,796,760,625	1,875,778,313	(328,168,722)	1,095,238,175
Total increase (decrease) in net assets	2,955,902,040	1,980,799,507	(466,417,114)	1,009,103,741

NET ASSETS:
Beginning of period	2,539,807,646	559,008,139	3,497,851,475	2,488,747,734
End of period	$5,495,709,686	$2,539,807,646	$3,031,434,361	$3,497,851,475

Undistributed accumulated net investment income (loss)	$(239,450,766)	$(57,791,007)	$(176,296,129)	$(254,308,705)

The accompanying notes are an integral part of these financial statements.	(continued on p. 242)

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR LONG-SHORT EQUITY FUND		AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	137,770,452	37,352,680	253,175,292	234,044,091
Shares sold	199,716,250	136,071,032	62,004,170	170,130,941
Shares issued on reinvestment of distributions	17,485,434	2,911,890	13,394,858	4,363,142
Shares redeemed	(56,403,307)	(38,565,150)	(108,969,467)	(155,362,882)
Shares outstanding, end of period	298,568,829	137,770,452	219,604,853	253,175,292
CLASS N
Shares outstanding, beginning of period	22,112,585	7,468,130	49,655,549	10,628,943
Shares sold	19,567,362	23,006,638	8,464,360	49,000,755
Shares issued on reinvestment of distributions	2,303,054	604,437	3,581,003	1,240,502
Shares redeemed	(16,055,589)	(8,966,620)	(13,580,993)	(11,214,651)
Shares outstanding, end of period	27,927,412	22,112,585	48,119,919	49,655,549
CLASS R6
Shares outstanding, beginning of period	34,579,765	1,335,480	65,492,180	10,345,164
Shares sold	39,728,027	35,852,243	11,858,560	72,614,796
Shares issued on reinvestment of distributions	2,730,990	519,306	5,062,916	1,476,997
Shares redeemed	(7,586,118)	(3,127,264)	(15,015,208)	(18,944,777)
Shares outstanding, end of period	69,452,664	34,579,765	67,398,448	65,492,180

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**		AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(456,433)	$(1,064,934)	$836,136	$(1,058,063)
Net realized gain (loss)	10,837,777	21,095,231	55,796,887	35,336,470
Net change in unrealized appreciation (depreciation)	9,582,029	1,495,116	10,816,715	11,516,218
Net increase (decrease) in net assets resulting from operations	19,963,373	21,525,413	67,449,738	45,794,625

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(7,748)	(4,217,596)	(7,460,646)	(8,365,046)
Class N	(670)	(266,235)	(312,807)	(365,427)
Class R6	(9,893)	(4,773,617)	(734,994)	(825,764)
Total	(18,311)	(9,257,448)	(8,508,447)	(9,556,237)
Net realized gain:
Class I	—	—	(32,756,280)	(15,160,890)
Class N	—	—	(1,571,227)	(757,131)
Class R6	—	—	(3,102,543)	(1,446,368)
Total	—	—	(37,430,050)	(17,364,389)
Total distributions	(18,311)	(9,257,448)	(45,938,497)	(26,920,626)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	30,798,302	93,980,312	92,782,113	86,230,896
Reinvestment of distributions	6,204	3,133,938	38,834,250	23,045,872
Cost of shares redeemed	(44,888,455)	(77,036,497)	(84,102,767)	(274,300,216)
Net increase (decrease) from capital transactions	(14,083,949)	20,077,753	47,513,596	(165,023,448)
CLASS N
Proceeds from shares sold	3,479,417	6,991,689	8,383,608	5,286,651
Reinvestment of distributions	670	266,235	1,884,034	1,106,497
Cost of shares redeemed	(3,711,574)	(2,231,532)	(11,247,752)	(12,139,315)
Net increase (decrease) from capital transactions	(231,487)	5,026,392	(980,110)	(5,746,167)
CLASS R6
Proceeds from shares sold	22,487,772	65,280,626	2,890,454	34,999,379
Reinvestment of distributions	6,667	3,340,958	3,837,537	2,272,132
Cost of shares redeemed	(25,453,423)	(5,301,531)	(2,393,569)	(2,805,200)
Net increase (decrease) from capital transactions	(2,958,984)	63,320,053	4,334,422	34,466,311
Net increase (decrease) in net assets resulting from capital transactions	(17,274,420)	88,424,198	50,867,908	(136,303,304)
Total increase (decrease) in net assets	2,670,642	100,692,163	72,379,149	(117,429,305)

NET ASSETS:
Beginning of period	203,218,551	102,526,388	400,348,661	517,777,966
End of period	$205,889,193	$203,218,551	$472,727,810	$400,348,661

Undistributed accumulated net investment income (loss)	$13,049,688	$1,810,504	$(1,118,580)	$5,462,016

The accompanying notes are an integral part of these financial statements.	(continued on p. 244)

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**		AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	15,023,251	12,690,552	37,411,773	54,203,404
Shares sold	4,771,225	15,068,409	9,347,782	8,965,775
Shares issued on reinvestment of distributions	947	502,234	4,020,109	2,491,445
Shares redeemed	(7,070,084)	(13,237,944)	(8,452,898)	(28,248,851)
Shares outstanding, end of period	12,725,339	15,023,251	42,326,766	37,411,773
CLASS N
Shares outstanding, beginning of period	1,167,206	374,027	1,827,019	2,424,293
Shares sold	547,782	1,101,418	830,983	551,916
Shares issued on reinvestment of distributions	103	43,150	195,439	119,751
Shares redeemed	(605,512)	(351,389)	(1,151,910)	(1,268,941)
Shares outstanding, end of period	1,109,579	1,167,206	1,701,531	1,827,019
CLASS R6
Shares outstanding, beginning of period	16,318,860	5,175,399	3,638,709	307,370
Shares sold	3,585,028	11,426,208	303,627	3,396,345
Shares issued on reinvestment of distributions	1,015	534,553	397,260	245,371
Shares redeemed	(3,950,188)	(817,300)	(243,171)	(310,377)
Shares outstanding, end of period	15,954,715	16,318,860	4,096,425	3,638,709

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR RISK PARITY II HV FUND**		AQR RISK PARITY II MV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$64,081	$(151,494)	$181,067	$(222,445)
Net realized gain (loss)	7,797,604	4,585,967	7,925,329	6,306,756
Net change in unrealized appreciation (depreciation)	1,618,727	1,220,264	1,524,621	1,833,527
Net increase (decrease) in net assets resulting from operations	9,480,412	5,654,737	9,631,017	7,917,838

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(167,670)	(627,027)	(127,613)	(727,667)
Class N	(80,039)	(70,031)	(4,594)	(38,536)
Class R6	(2,754)	(36,784)	(1,094)	(6,409)
Total	(250,463)	(733,842)	(133,301)	(772,612)
Net realized gain:
Class I	(4,177,994)	(1,299,453)	(6,262,860)	(2,123,563)
Class N	(1,994,405)	(179,001)	(225,476)	(160,468)
Class R6	(68,617)	(73,147)	(53,679)	(17,038)
Total	(6,241,016)	(1,551,601)	(6,542,015)	(2,301,069)
Total distributions	(6,491,479)	(2,285,443)	(6,675,316)	(3,073,681)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	15,110,513	26,776,206	7,101,891	29,159,017
Reinvestment of distributions	3,036,675	1,709,991	5,580,145	2,671,414
Cost of shares redeemed	(28,964,516)	(26,035,541)	(16,281,871)	(43,280,962)
Net increase (decrease) from capital transactions	(10,817,328)	2,450,656	(3,599,835)	(11,450,531)
CLASS N
Proceeds from shares sold	16,904,780	2,390,229	208,795	5,931,482
Reinvestment of distributions	2,074,444	248,801	230,070	198,845
Cost of shares redeemed	(6,275,267)	(1,987,408)	(3,521,633)	(5,128,783)
Net increase (decrease) from capital transactions	12,703,957	651,622	(3,082,768)	1,001,544
CLASS R6
Proceeds from shares sold	166,683	2,498,129	—	467,405
Reinvestment of distributions	62,917	106,924	54,773	23,447
Cost of shares redeemed	(2,725,155)	(2,326,557)	(5,041)	(5,000)
Net increase (decrease) from capital transactions	(2,495,555)	278,496	49,732	485,852
Net increase (decrease) in net assets resulting from capital transactions	(608,926)	3,380,774	(6,632,871)	(9,963,135)
Total increase (decrease) in net assets	2,380,007	6,750,068	(3,677,170)	(5,118,978)

NET ASSETS:
Beginning of period	55,545,999	48,795,931	85,139,739	90,258,717
End of period	$57,926,006	$55,545,999	$81,462,569	$85,139,739

Undistributed accumulated net investment income (loss)	$(29,980)	$406,197	$148,842	$341,732

The accompanying notes are an integral part of these financial statements.	(continued on p. 246)

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR RISK PARITY II HV FUND**		AQR RISK PARITY II MV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	5,479,411	5,250,810	8,787,446	10,090,660
Shares sold	1,691,028	3,133,414	762,186	3,215,809
Shares issued on reinvestment of distributions	352,283	206,023	613,877	300,497
Shares redeemed	(3,163,860)	(3,110,836)	(1,741,370)	(4,819,520)
Shares outstanding, end of period	4,358,862	5,479,411	8,422,139	8,787,446
CLASS N
Shares outstanding, beginning of period	780,920	704,394	632,594	499,865
Shares sold	1,761,444	281,645	22,607	668,526
Shares issued on reinvestment of distributions	241,214	29,940	25,478	22,443
Shares redeemed	(697,147)	(235,059)	(378,157)	(558,240)
Shares outstanding, end of period	2,086,431	780,920	302,522	632,594
CLASS R6
Shares outstanding, beginning of period	337,040	310,087	67,769	11,671
Shares sold	18,874	314,776	—	54,018
Shares issued on reinvestment of distributions	7,299	12,898	6,026	2,640
Shares redeemed	(277,004)	(300,721)	(542)	(560)
Shares outstanding, end of period	86,209	337,040	73,253	67,769

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR STYLE PREMIA ALTERNATIVE FUND**		AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(29,302,646)	$(38,653,409)	$(202,469)	$(1,995,602)
Net realized gain (loss)	297,431,846	(224,319,004)	17,349,598	(7,790,440)
Net change in unrealized appreciation (depreciation)	214,060,873	236,995,010	11,371,735	10,768,951
Net increase (decrease) in net assets resulting from operations	482,190,073	(25,977,403)	28,518,864	982,909

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(198,173,947)	(38,510,727)	(16,573,601)	(795,349)
Class N	(11,434,857)	(3,276,100)	(1,709,872)	(118,822)
Class R6	(107,819,061)	(22,466,055)	(4,676,131)	(249,839)
Total	(317,427,865)	(64,252,882)	(22,959,604)	(1,164,010)
Net realized gain:
Class I	—	—	—	(508,606)
Class N	—	—	—	(75,984)
Class R6	—	—	—	(159,765)
Total	—	—	—	(744,355)
Total distributions	(317,427,865)	(64,252,882)	(22,959,604)	(1,908,365)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,236,903,921	1,885,360,726	175,105,320	311,386,784
Reinvestment of distributions	173,061,541	33,715,714	16,205,243	1,291,847
Cost of shares redeemed	(813,602,935)	(942,395,923)	(109,840,424)	(212,924,851)
Net increase (decrease) from capital transactions	596,362,527	976,680,517	81,470,139	99,753,780
CLASS N
Proceeds from shares sold	56,223,970	235,255,329	10,005,272	46,356,991
Reinvestment of distributions	11,321,176	3,233,851	1,707,961	194,718
Cost of shares redeemed	(87,214,527)	(136,383,628)	(19,255,880)	(17,229,454)
Net increase (decrease) from capital transactions	(19,669,381)	102,105,552	(7,542,647)	29,322,255
CLASS R6
Proceeds from shares sold	500,805,412	1,144,901,288	11,556,130	75,648,609
Reinvestment of distributions	94,724,682	19,653,750	4,676,131	409,604
Cost of shares redeemed	(391,172,273)	(180,244,147)	(14,732,984)	(7,420,574)
Net increase (decrease) from capital transactions	204,357,821	984,310,891	1,499,277	68,637,639
Net increase (decrease) in net assets resulting from capital transactions	781,050,967	2,063,096,960	75,426,769	197,713,674
Total increase (decrease) in net assets	945,813,175	1,972,866,675	80,986,029	196,788,218

NET ASSETS:
Beginning of period	3,801,614,094	1,828,747,419	384,580,671	187,792,453
End of period	$4,747,427,269	$3,801,614,094	$465,566,700	$384,580,671

Undistributed accumulated net investment income (loss)	$(168,939,404)	$(140,791,266)	$(9,221,970)	$(5,437,448)

The accompanying notes are an integral part of these financial statements.	(continued on p. 248)

AQR Funds	Annual Report	December 2017

Statements of Changes in Net Assets	December 31, 2017

	AQR STYLE PREMIA ALTERNATIVE FUND**		AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	228,188,253	132,222,963	24,164,696	14,645,410
Shares sold	119,718,870	186,181,598	16,492,368	29,820,289
Shares issued on reinvestment of distributions	16,403,938	3,391,923	1,523,049	123,977
Shares redeemed	(79,557,593)	(93,608,231)	(10,381,555)	(20,424,980)
Shares outstanding, end of period	284,753,468	228,188,253	31,798,558	24,164,696
CLASS N
Shares outstanding, beginning of period	19,081,538	9,168,045	4,098,530	1,294,548
Shares sold	5,470,866	23,236,438	947,010	4,443,549
Shares issued on reinvestment of distributions	1,077,181	326,322	160,977	18,759
Shares redeemed	(8,497,812)	(13,649,267)	(1,839,402)	(1,658,326)
Shares outstanding, end of period	17,131,773	19,081,538	3,367,115	4,098,530
CLASS R6
Shares outstanding, beginning of period	135,855,853	38,861,071	8,688,585	2,132,230
Shares sold	48,436,461	112,887,115	1,094,697	7,229,751
Shares issued on reinvestment of distributions	8,961,654	1,975,251	438,661	39,272
Shares redeemed	(38,238,467)	(17,867,584)	(1,337,051)	(712,668)
Shares outstanding, end of period	155,015,501	135,855,853	8,884,892	8,688,585

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Cash Flows	December 31, 2017

	AQR ALTERNATIVE RISK PREMIA FUND*	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(357,625)	$27,672,826	$89,463,851
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase securities	(75,347,882)	(682,333,632)	(599,826,641)
Payments to cover short positions in securities	(3,455,789)	(210,385,776)	(546,750,693)
Proceeds from short positions in securities	66,064,329	134,083,853	636,862,973
Proceeds from sale of securities	1,455,870	760,734,477	499,218,319
Proceeds from option contracts written	416,819	51,447	—
Payments to close option contracts written	(111,043)	—	—
(Purchases) sales of short-term investments, net	(58,774,974)	(13,401,681)	(797,085,949)
Realized (gain) loss on investments in securities	114,696	(11,060,788)	(55,293,384)
Realized (gain) loss on short positions in securities	468,896	23,841,412	70,325,680
Realized (gain) loss on option contracts written	(30,712)	(51,447)	—
Realized (gain) loss on paydowns	—	(207)	—
Change in unrealized (appreciation) depreciation on investments in securities	(1,019,952)	(61,082,140)	(67,527,344)
Change in unrealized (appreciation) depreciation on short positions in securities	791,168	27,605,627	12,443,688
Change in unrealized (appreciation) depreciation on option contracts written	(35,537)	—	—
Amortization (accretion) of bond premium (discount)	—	(929,968)	(3,563,925)
(Increases) decreases in operating assets:
Due from brokers	(2,750,134)	22,713,003	(261,836,685)
Deposits with brokers for futures contracts	(1,883,358)	306,011	(3,829,869)
Unrealized appreciation on forward foreign currency exchange contracts	(723,986)	199,715	348,568
Unrealized appreciation on OTC swaps	(315,909)	(5,603,171)	(12,832,348)
Deposits for securities sold short	—	(4,062,867)	—
Deposits for written options	(2,687,666)	—	—
Deposits with brokers for centrally cleared swaps	—	(415,063)	—
Variation margin on futures contracts	(11,308)	(99,255)	(429,488)
Receivable for securities sold	(22,697)	(24,697)	42,703,382
Foreign tax reclaim	(839)	8,029	(469,680)
Dividends and interest	(89,327)	66,331	(1,302,634)
Prepaid expenses	(75,218)	12,542	(49,938)
Increases (decreases) in operating liabilities
Due to broker	—	7,179,549	(1,630,000)
Unrealized depreciation on forward foreign currency exchange contracts	642,289	106,747	1,204,958
Unrealized depreciation on OTC swaps	24,891	1,694,158	2,901,849
Variation margin on centrally cleared swaps	—	9,419	—
Variation margin on futures contracts	110,053	10,197	—
Payable for securities purchased	26,879	4,038,396	(34,156,827)
Accrued investment advisory fees	26,599	22,794	1,095,915
Accrued distribution fees—Class N	363	(5,040)	42,041
Accrued Trustees fees	—	(15)	(14)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	46,683	4,858	341,207
Other accrued expenses and liabilities	55,751	(32,234)	481,094
Net cash provided by (used in) operating activities	$(77,448,670)	$20,873,410	$(1,029,151,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	83,227,190	181,244,086	1,616,614,077
Payments on shares redeemed	(4,989,127)	(191,667,876)	(567,310,109)
Cash distributions paid	—	(11,464,267)	(17,900,889)
Net cash provided by (used in) financing activities	$78,238,063	$(21,888,057)	$1,031,403,079
Net change in cash and cash denominated in foreign currencies	789,393	(1,014,647)	2,251,185
Cash, beginning of period	—	1,702,227	5,795,599
Cash, end of period**	$789,393	$687,580	$8,046,784

*	For the period 9/19/2017-12/31/2017

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $27,331, $1,587,195 and $3,091,044.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Cash Flows	December 31, 2017

	AQR LONG-SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND***	AQR RISK PARITY II HV FUND***
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$625,199,374	$100,992,272	$9,480,412
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase securities	(1,541,084,922)	(447,342,085)	(14,221,938)
Payments to cover short positions in securities	(1,323,885,446)	(739,144,898)	—
Proceeds from short positions in securities	1,613,245,413	412,664,931	—
Proceeds from sale of securities	1,223,647,575	1,065,280,319	16,984,244
(Purchases) sales of short-term investments, net	(2,722,401,058)	(656,458,576)	(4,422,223)
Realized (gain) loss on investments in securities	(110,078,629)	(58,322,630)	(84,561)
Realized (gain) loss on short positions in securities	164,481,523	48,051,334	—
Realized (gain) loss on option contracts written	—	(1,190,583)	—
Change in unrealized (appreciation) depreciation on investments in securities	(171,548,194)	(98,485,936)	(1,334,702)
Change in unrealized (appreciation) depreciation on short positions in securities	36,874,499	105,428,554	—
Change in unrealized (appreciation) depreciation on option contracts written	—	824,390	—
Amortization (accretion) of bond premium (discount)	(14,808,802)	(2,110,536)	(577,191)
(Increases) decreases in operating assets:
Due from brokers	(113,088,747)	840,566,822	39,783
Deposits with brokers for futures contracts	(34,742,613)	30,279,090	264,674
Repurchase Agreements	—	—	3,279,000
Unrealized appreciation on forward foreign currency exchange contracts	(8,718,924)	(8,788,381)	198,656
Unrealized appreciation on OTC swaps	(156,233,611)	45,735,485	156,808
Deposits for securities sold short	—	(116,458,194)	—
Deposits with brokers for centrally cleared swaps	—	(9,397,874)	—
Variation margin on futures contracts	—	5,685,878	(84,269)
Receivable for securities sold	162,414,190	129,155,813	19,939
Foreign tax reclaim	(1,227,995)	268,451	—
Dividends and interest	(2,484,112)	(383,652)	9,363
Prepaid expenses	(53,253)	51,994	8,460
Increases (decreases) in operating liabilities
Due to broker	197,508,832	10,936,199	(64,538)
Unrealized depreciation on forward foreign currency exchange contracts	(4,280,221)	6,652,678	117,894
Unrealized depreciation on OTC swaps	12,370,190	(5,497,296)	32,718
Deposits from brokers for futures contracts	—	(393,510)	—
Variation margin on centrally cleared swaps	—	902,250	—
Variation margin on futures contracts	2,856,820	569,916	(64,538)
Payable for securities purchased	(146,386,813)	(133,730,256)	(19,842)
Accrued investment advisory fees	3,045,853	(465,186)	26,283
Accrued distribution fees—Class N	28,048	(7,598)	2,575
Accrued Trustees fees	—	(76)	(2)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	965,174	(469,834)	—
Interest payable for reverse repurchase agreements	—	—	(3,916)
Other accrued expenses and liabilities	1,338,833	(132,797)	31,606
Net cash provided by (used in) operating activities	$(2,307,047,016)	$525,266,478	$9,774,695

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	3,610,261,555	784,877,927	32,178,417
Net change in reverse repurchase agreements	—	—	(2,630,692)
Payments on shares redeemed	(1,130,252,273)	(1,311,558,825)	(37,974,938)
Cash distributions paid	(148,658,670)	(38,816,218)	(1,317,443)
Due to custodian	—	—	—
Net cash provided by (used in) financing activities	$2,331,350,612	$(565,497,116)	$(9,744,656)
Net change in cash and cash denominated in foreign currencies	24,303,596	(40,230,638)	30,039
Cash, beginning of period	2,682,225	69,456,664	18,069
Cash, end of period**	$26,985,821	$29,226,026	$48,108

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $7,193,661, $1,907,854 and $130,670.

***	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Cash Flows	December 31, 2017

	AQR STYLE PREMIA ALTERNATIVE FUND***	AQR STYLE PREMIA ALTERNATIVE LV FUND***
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$482,190,073	$28,518,864
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase securities	(949,268,723)	(44,113,743)
Payments to cover short positions in securities	(1,079,252,708)	(62,437,972)
Proceeds from short positions in securities	923,980,198	45,652,168
Proceeds from sale of securities	1,137,811,704	63,487,776
(Purchases) sales of short-term investments, net	(999,727,489)	(82,685,531)
Realized (gain) loss on investments in securities	(150,839,522)	(8,680,769)
Realized (gain) loss on short positions in securities	165,303,604	9,438,723
Change in unrealized (appreciation) depreciation on investments in securities	(210,365,313)	(11,006,833)
Change in unrealized (appreciation) depreciation on short positions in securities	80,465,218	4,085,937
Amortization (accretion) of bond premium (discount)	(8,732,881)	(1,097,629)
(Increases) decreases in operating assets:
Due from brokers	59,528	1,457,651
Deposits with brokers for futures contracts	(17,834,287)	(308,744)
Unrealized appreciation on forward foreign currency exchange contracts	(20,420,119)	(795,161)
Unrealized appreciation on OTC swaps	(20,614,315)	(976,131)
Variation margin on futures contracts	(1,450,680)	(112,563)
Receivable for securities sold	68,874,171	5,945,239
Foreign tax reclaim	(706,751)	(13,344)
Dividends and interest	(1,999,784)	(225,913)
Prepaid expenses	166,293	27,949
Increases (decreases) in operating liabilities
Due to broker	195,289,118	10,659,778
Unrealized depreciation on forward foreign currency exchange contracts	26,701,297	1,152,506
Unrealized depreciation on OTC swaps	(16,591,916)	(793,792)
Deposits from brokers for futures contracts	119,771	—
Variation margin on futures contracts	(1,169,282)	115,415
Payable for securities purchased	(89,715,108)	(6,209,074)
Accrued investment advisory fees	1,269,611	29,815
Accrued distribution fees—Class N	(2,668)	(1,205)
Accrued Trustees fees	(66)	(5)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	162,432	687
Other accrued expenses and liabilities	18,378	49,042
Net cash provided by (used in) operating activities	$(486,280,216)	$(48,836,859)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,785,907,458	197,239,490
Payments on shares redeemed	(1,288,942,442)	(143,728,569)
Cash distributions paid	(38,320,466)	(370,269)
Net cash provided by (used in) financing activities	$458,644,550	$53,140,652
Net change in cash and cash denominated in foreign currencies	(27,635,666)	4,303,793
Cash, beginning of period	48,618,242	1,347,565
Cash, end of period**	$20,982,576	$5,651,358

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $8,342,490 and $464,586.

***	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Statements of Cash Flows	December 31, 2017

**	The following is a reconciliation of cash and cash held in foreign currencies reported within the Statements of Assets and Liabilities that sum to the total of the same such amounts disclosed in the Statements of Cash Flows:

FUND	CASH	CASH DENOMINATED IN FOREIGN CURRENCIES	TOTAL CASH AND CASH DENOMINATED IN FOREIGN CURRENCIES
AQR Alternative Risk Premia Fund	$693,861	$95,532	$789,393
AQR Diversified Arbitrage Fund	53,149	634,431	687,580
AQR Equity Market Neutral Fund	4,237,243	3,809,541	8,046,784
AQR Long-Short Equity Fund	18,534,774	8,451,047	26,985,821
AQR Multi-Strategy Alternative Fund	4,594,071	24,631,955	29,226,026
AQR Risk Parity II HV Fund	1,157	46,951	48,108
AQR Style Premia Alternative Fund	13,508,960	7,473,616	20,982,576
AQR Style Premia Alternative LV Fund	4,859,978	791,380	5,651,358

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

[Intentionally Left Blank]

Financial Highlights	December 31, 2017

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Return of Capital		Total Distributions
AQR ALTERNATIVE RISK PREMIA FUND CLASS I
FOR THE PERIOD 9/19/17[6]—12/31/17	$10.00	(0.01)		0.02	[7]	0.01	—	—		—		—
AQR ALTERNATIVE RISK PREMIA FUND CLASS N
FOR THE PERIOD 9/19/17[6]—12/31/17	$10.00	(0.01)		0.02	[7]	0.01	—	—		—		—
AQR ALTERNATIVE RISK PREMIA FUND CLASS R6
FOR THE PERIOD 9/19/17[6]—12/31/17	$10.00	(0.01)		0.03	[7]	0.02	—	—		—		—
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	0.02		0.52		0.54	(0.65)	—		—		(0.65)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.07		0.61		0.68	(0.66)	—		—		(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	0.07		(0.55)		(0.48)	(0.45)	—		—		(0.45)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.91	0.23		(0.80)		(0.57)	(0.20)	—		—		(0.20)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.05	0.17		0.02		0.19	(0.18)	(0.06)		(0.09)		(0.33)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	0.00	[9]	0.51		0.51	(0.62)	—		—		(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.05		0.60		0.65	(0.63)	—		—		(0.63)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.10	0.03		(0.51)		(0.48)	(0.41)	—		—		(0.41)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.87	0.21		(0.81)		(0.60)	(0.17)	—		—		(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.01	0.13		0.04		0.17	(0.16)	(0.06)		(0.09)		(0.31)
AQR DIVERSIFIED ARBITRAGE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.21	0.03		0.52		0.55	(0.66)	—		—		(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.20	0.12		0.56		0.68	(0.67)	—		—		(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.13	0.09		(0.55)		(0.46)	(0.47)	—		—		(0.47)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.00	0.16		(0.82)		(0.66)	(0.21)	—		—		(0.21)
AQR EQUITY MARKET NEUTRAL FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.97	(0.08)		0.79		0.71	(0.43)	—		—		(0.43)
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.48	(0.13)		0.80		0.67	(0.18)	(0.00)	[9]	—		(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.15)		1.91		1.76	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[6]—12/31/14	$10.00	(0.02)		0.62		0.60	(0.59)	—		(0.00)	[9]	(0.59)
AQR EQUITY MARKET NEUTRAL FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.95	(0.11)		0.78		0.67	(0.41)	—		—		(0.41)
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.47	(0.15)		0.77		0.62	(0.14)	(0.00)	[9]	—		(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.19)		1.94		1.75	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[6]—12/31/14	$10.00	(0.03)		0.62		0.59	(0.58)	—		(0.00)	[9]	(0.58)
AQR EQUITY MARKET NEUTRAL FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$11.97	(0.08)		0.79		0.71	(0.43)	—		—		(0.43)
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.49	(0.14)		0.81		0.67	(0.19)	(0.00)	[9]	—		(0.19)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.13)		1.90		1.77	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[6]—12/31/14	$10.00	(0.02)		0.62		0.60	(0.59)	—		(0.00)	[9]	(0.59)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$10.01	0.10%	$26,852	3.06%[8]	2.65%	1.40%	(0.25)%	293%

$10.01	0.10%	$1,538	3.70%[8]	2.90%	1.65%	(0.44)%	293%

$10.02	0.20%	$49,818	3.14%[8]	2.55%	1.30%	(0.22)%	293%

$9.12	5.92%	$386,972	2.08%	2.02%	1.19%	0.25%	205%
$9.23	7.51%	$359,989	2.36%	2.27%	1.20%	0.78%	277%
$9.21	(4.67)%	$772,394	2.44%	2.42%	1.19%	0.71%	249%
$10.14	(5.25)%	$1,546,685	1.88%	1.88%	1.20%	2.07%	380%
$10.91	1.75%	$1,876,481	1.64%	1.64%	1.20%	1.52%	349%

$9.12	5.58%	$76,774	2.34%	2.28%	1.44%	0.01%	205%
$9.23	7.15%	$100,869	2.61%	2.52%	1.44%	0.53%	277%
$9.21	(4.75)%	$183,029	2.69%	2.67%	1.45%	0.32%	249%
$10.10	(5.51)%	$678,528	2.12%	2.12%	1.44%	1.99%	380%
$10.87	1.51%	$836,355	1.88%	1.88%	1.44%	1.21%	349%

$9.10	6.02%	$8,416	1.98%	1.93%	1.10%	0.36%	205%
$9.21	7.52%	$5,159	2.27%	2.18%	1.10%	1.26%	277%
$9.20	(4.55)%	$866	2.36%	2.33%	1.10%	0.92%	249%
$10.13	(5.99)%	$94	1.94%	1.94%	1.10%	4.69%	380%

$12.25	5.84%	$1,552,269	2.07%	2.07%	1.27%	(0.66)%	237%
$11.97	5.85%	$790,179	2.13%	2.13%	1.28%	(1.15)%	227%
$11.48	17.60%	$179,312	2.17%[8]	1.90%	1.25%	(1.36)%	383%
$10.01	5.93%	$1,445	4.57%[8]	1.63%	1.30%	(1.04)%	152%

$12.21	5.56%	$357,839	2.35%	2.35%	1.55%	(0.92)%	237%
$11.95	5.43%	$154,189	2.40%	2.40%	1.55%	(1.27)%	227%
$11.47	17.43%	$89,755	2.41%[8]	2.16%	1.51%	(1.69)%	383%
$10.01	5.88%	$1,233	4.83%[8]	1.88%	1.55%	(1.29)%	152%

$12.25	5.91%	$326,927	2.00%	2.00%	1.20%	(0.61)%	237%
$11.97	5.82%	$177,683	2.05%	2.05%	1.20%	(1.22)%	227%
$11.49	17.72%	$148	3.05%[8]	1.85%	1.20%	(1.26)%	383%
$10.01	5.95%	$3,210	4.49%[8]	1.53%	1.20%	(0.95)%	152%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR GLOBAL MACRO FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.06	(0.06)	(0.25)		(0.31)	(0.00)	[9]	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.11)	0.12	[7]	0.01	—		(0.55)	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.15)	0.32		0.17	—		(0.51)	—	(0.51)
FOR THE PERIOD 4/08/14[6]—12/31/14	$10.00	(0.10)	0.06		(0.04)	—		(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.99	(0.08)	(0.25)		(0.33)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.55	(0.13)	0.12	[7]	(0.01)	—		(0.55)	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.92	(0.16)	0.30		0.14	—		(0.51)	—	(0.51)
FOR THE PERIOD 4/08/14[6]—12/31/14	$10.00	(0.12)	0.06		(0.06)	—		(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.07	(0.03)	(0.28)		(0.31)	(0.01)		—	—	(0.01)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.10)	0.12	[7]	0.02	—		(0.55)	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.14)	0.31		0.17	—		(0.51)	—	(0.51)
FOR THE PERIOD 9/02/14[10]—12/31/14	$9.72	(0.04)	0.28		0.24	—		(0.02)	—	(0.02)
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.07	(0.08)	2.15		2.07	(0.56)		(0.70)	—	(1.26)
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.12	(0.14)	1.48		1.34	(0.24)		(0.15)	—	(0.39)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.00		1.85	(0.58)		(0.02)	—	(0.60)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.14)	1.67		1.53	(0.74)		(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[6]—12/31/13	$10.00	(0.06)	1.17		1.11	(0.67)		(0.23)	—	(0.90)
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.00	(0.11)	2.13		2.02	(0.52)		(0.70)	—	(1.22)
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.07	(0.17)	1.47		1.30	(0.22)		(0.15)	—	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.84	(0.19)	2.01		1.82	(0.57)		(0.02)	—	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.20)	1.70		1.50	(0.74)		(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[6]—12/31/13	$10.00	(0.07)	1.17		1.10	(0.66)		(0.23)	—	(0.89)
AQR LONG-SHORT EQUITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$13.08	(0.07)	2.17		2.10	(0.57)		(0.70)	—	(1.27)
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.13	(0.14)	1.49		1.35	(0.25)		(0.15)	—	(0.40)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.02		1.87	(0.59)		(0.02)	—	(0.61)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.05	(0.08)	0.78		0.70	(0.75)		(0.10)	(0.03)	(0.88)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.50	(0.07)	0.37		0.30	(0.60)		(0.15)	—	(0.75)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.11)	0.09		(0.02)	(0.08)		(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.76	(0.15)	1.05		0.90	(0.74)		(0.16)	—	(0.90)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.78	(0.14)	0.85		0.71	(0.73)		—	—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.90	(0.17)	0.61		0.44	(0.44)		(0.12)	—	(0.56)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.45	(0.09)	0.37		0.28	(0.58)		(0.15)	—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.74	(0.13)	0.08		(0.05)	(0.08)		(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.74	(0.17)	1.05		0.88	(0.72)		(0.16)	—	(0.88)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.76	(0.17)	0.85		0.68	(0.70)		—	—	(0.70)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.89	(0.20)	0.61		0.41	(0.42)		(0.12)	—	(0.54)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.51	(0.06)	0.37		0.31	(0.61)		(0.15)	—	(0.76)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.09)	0.08		(0.01)	(0.08)		(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.75	(0.13)	1.05		0.92	(0.75)		(0.16)	—	(0.91)
FOR THE PERIOD 9/02/14[10]—12/31/14	$9.88	(0.11)	0.71		0.60	(0.73)		—	—	(0.73)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$8.75	(3.38)%	$9,199	2.30%	1.40%	1.40%	(0.65)%	0%
$9.06	0.02%	$18,972	1.98%	1.41%	1.41%	(1.12)%	0%
$9.60	1.71%	$31,453	1.78%[8]	1.38%	1.38%	(1.45)%	0%
$9.94	(0.42)%	$35,466	2.24%[8]	1.45%	1.45%	(1.44)%	0%

$8.66	(3.67)%	$2,892	2.63%	1.70%	1.70%	(0.89)%	0%
$8.99	(0.19)%	$3,217	2.17%	1.65%	1.65%	(1.35)%	0%
$9.55	1.41%	$20,838	1.88%[8]	1.70%	1.70%	(1.56)%	0%
$9.92	(0.62)%	$1,050	2.49%[8]	1.70%	1.70%	(1.69)%	0%

$8.75	(3.41)%	$13,970	2.32%	1.35%	1.35%	(0.34)%	0%
$9.07	0.14%	$4,374	1.95%	1.35%	1.35%	(1.09)%	0%
$9.60	1.71%	$104	1.72%[8]	1.35%	1.35%	(1.41)%	0%
$9.94	2.45%	$102	2.02%[8]	1.35%	1.35%	(1.37)%	0%

$13.88	15.73%	$4,144,436	2.01%	2.01%	1.27%	(0.60)%	249%
$13.07	11.09%	$1,799,994	1.99%	1.99%	1.28%	(1.12)%	247%
$12.12	17.04%	$452,667	1.86%	1.81%	1.27%	(1.28)%	303%
$10.87	14.91%	$43,667	2.34%	1.30%	1.30%	(1.26)%	0%
$10.21	11.17%	$5,246	3.56%[8]	1.30%	1.30%	(1.29)%	0%

$13.80	15.47%	$385,302	2.27%	2.27%	1.53%	(0.80)%	249%
$13.00	10.80%	$287,362	2.25%	2.25%	1.54%	(1.39)%	247%
$12.07	16.79%	$90,141	2.12%	2.07%	1.53%	(1.58)%	303%
$10.84	14.55%	$10,688	2.46%	1.55%	1.55%	(1.81)%	0%
$10.21	11.04%	$910	5.49%[8]	1.55%	1.55%	(1.54)%	0%

$13.91	15.95%	$965,972	1.92%	1.92%	1.17%	(0.46)%	249%
$13.08	11.13%	$452,452	1.90%	1.90%	1.19%	(1.07)%	247%
$12.13	17.16%	$16,200	1.77%	1.74%	1.20%	(1.21)%	303%
$10.87	6.19%	$427	1.99%	1.20%	1.20%	(2.21)%	0%

$9.05	3.10%	$1,987,557	2.30%	2.30%	1.97%	(0.75)%	110%
$9.50	(0.20)%	$2,405,511	2.47%	2.47%	1.97%	(1.10)%	261%
$9.76	9.25%	$2,284,285	2.41%	2.41%	1.97%	(1.44)%	208%
$9.76	7.31%	$1,443,799	3.67%	3.65%	1.98%	(1.46)%	204%
$9.78	4.46%	$1,453,977	3.37%	3.34%	1.98%	(1.67)%	137%

$9.00	2.84%	$433,225	2.56%	2.56%	2.23%	(0.96)%	110%
$9.45	(0.51)%	$469,478	2.73%	2.73%	2.23%	(1.31)%	261%
$9.74	9.02%	$103,504	2.68%	2.67%	2.23%	(1.66)%	208%
$9.74	7.03%	$84,480	3.96%	3.91%	2.23%	(1.75)%	204%
$9.76	4.16%	$74,641	3.66%	3.59%	2.23%	(1.95)%	137%

$9.06	3.19%	$610,652	2.20%	2.20%	1.87%	(0.61)%	110%
$9.51	(0.10)%	$622,862	2.38%	2.38%	1.88%	(0.94)%	261%
$9.76	9.44%	$100,959	2.33%	2.32%	1.88%	(1.29)%	208%
$9.75	6.19%	$35,228	3.21%	3.14%	1.88%	(3.41)%	204%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.25	(0.02)	0.67		0.65	(0.00)	[9]	—	—	(0.00)	[9]
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.62	(0.04)	0.97		0.93	(0.30)		—	—	(0.30)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.98	(0.05)	(1.31)		(1.36)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.29	(0.08)	(1.23)		(1.31)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.87	(0.09)	(1.49)		(1.58)	—		—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.18	(0.03)	0.66		0.63	(0.00)	[9]	—	—	(0.00)	[9]
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.57	(0.06)	0.96		0.90	(0.29)		—	—	(0.29)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.94	(0.08)	(1.29)		(1.37)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.27	(0.11)	(1.22)		(1.33)	—		—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.86	(0.11)	(1.48)		(1.59)	—		—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$6.26	(0.01)	0.67		0.66	(0.00)	[9]	—	—	(0.00)	[9]
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.63	(0.04)	0.97		0.93	(0.30)		—	—	(0.30)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.99	(0.05)	(1.31)		(1.36)	—		—	—	—
FOR THE PERIOD 9/02/14[10]—12/31/14	$8.60	(0.02)	(1.59)		(1.61)	—		—	—	—
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.34	0.02	1.49		1.51	(0.19)		(0.84)	—	(1.03)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.09	(0.02)	0.94		0.92	(0.24)		(0.43)	—	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.07)	(0.75)		(0.82)	—		(0.23)	—	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.77	(0.04)	0.81		0.77	(0.30)		(1.10)	—	(1.40)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.49	(0.07)	0.08	[7]	0.01	(0.27)		(0.46)	—	(0.73)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.01)	1.50		1.49	(0.17)		(0.84)	—	(1.01)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.08	(0.04)	0.92		0.88	(0.21)		(0.43)	—	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.10)	(0.73)		(0.83)	—		(0.23)	—	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.76	(0.07)	0.80		0.73	(0.25)		(1.10)	—	(1.35)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.47	(0.11)	0.08	[7]	(0.03)	(0.22)		(0.46)	—	(0.68)
AQR RISK PARITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.34	0.02	1.51		1.53	(0.20)		(0.84)	—	(1.04)
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.10	(0.04)	0.95		0.91	(0.24)		(0.43)	—	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.04)	(0.77)		(0.81)	—		(0.23)	—	(0.23)
FOR THE PERIOD 9/02/14[10]—12/31/14	$12.01	(0.04)	(0.43)	[7]	(0.47)	(0.30)		(1.10)	—	(1.40)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$6.90	10.41%	$87,863	1.05%	0.99%	0.99%	(0.27)%	0%
$6.25	16.58%	$93,849	1.04%	0.96%	0.96%	(0.65)%	0%
$5.62	(19.48)%	$71,321	1.14%	0.94%	0.94%	(0.88)%	0%
$6.98	(15.80)%	$46,443	1.34%	1.01%	1.01%	(1.00)%	0%
$8.29	(16.01)%	$28,375	1.32%	1.05%	1.05%	(1.05)%	0%

$6.81	10.20%	$7,559	1.31%	1.25%	1.25%	(0.50)%	0%
$6.18	16.16%	$7,214	1.33%	1.25%	1.25%	(0.97)%	0%
$5.57	(19.74)%	$2,083	1.48%	1.25%	1.25%	(1.21)%	0%
$6.94	(16.08)%	$4,764	1.59%	1.26%	1.26%	(1.25)%	0%
$8.27	(16.13)%	$3,861	1.70%	1.30%	1.30%	(1.28)%	0%

$6.92	10.55%	$110,467	0.96%	0.90%	0.90%	(0.16)%	0%
$6.26	16.61%	$102,156	0.98%	0.90%	0.90%	(0.63)%	0%
$5.63	(19.46)%	$29,122	1.11%	0.90%	0.90%	(0.85)%	0%
$6.99	(18.72)%	$15,482	1.31%	0.90%	0.90%	(0.89)%	0%

$9.82	16.36%	$415,799	0.94%	0.93%	0.93%	0.19%	48%
$9.34	10.10%	$349,335	0.94%	0.92%	0.92%	(0.22)%	72%
$9.09	(8.10)%	$492,977	0.94%	0.93%	0.93%	(0.71)%	157%
$10.14	7.04%	$583,927	0.90%	0.90%	0.90%	(0.34)%	94%
$10.77	0.12%	$855,024	0.89%	0.89%	0.88%	(0.64)%	167%

$9.80	16.13%	$16,673	1.21%	1.20%	1.20%	(0.06)%	48%
$9.32	9.66%	$17,027	1.21%	1.19%	1.19%	(0.46)%	72%
$9.08	(8.20)%	$22,005	1.19%	1.18%	1.18%	(0.96)%	157%
$10.14	6.69%	$36,232	1.20%	1.20%	1.20%	(0.65)%	94%
$10.76	(0.23)%	$79,026	1.20%	1.20%	1.20%	(0.92)%	167%

$9.83	16.56%	$40,256	0.87%	0.85%	0.85%	0.24%	48%
$9.34	10.06%	$33,987	0.88%	0.85%	0.85%	(0.42)%	72%
$9.10	(8.00)%	$2,796	0.86%	0.85%	0.85%	(0.37)%	157%
$10.14	(3.96)%	$96	0.86%	0.85%	0.85%	(0.99)%	94%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Return of Capital	Total Distributions
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.42	(0.02)		1.59		1.57	(0.04)	(1.07)		—	(1.11)
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.79	(0.02)		1.01		0.99	(0.12)	(0.24)		—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.08)		(1.19)		(1.27)	(0.03)	(0.46)		—	(0.49)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.87	(0.03)		0.95		0.92	(0.06)	(1.18)		—	(1.24)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.21	(0.06)		(0.23)		(0.29)	(0.03)	(0.02)		—	(0.05)
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.43	0.21		1.32		1.53	(0.04)	(1.07)		—	(1.11)
FOR THE YEAR ENDED DECEMBER 31, 2016	$ 7.80	(0.04)		1.00		0.96	(0.09)	(0.24)		—	(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.56	(0.10)		(1.20)		(1.30)	—	(0.46)		—	(0.46)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.86	(0.04)		0.93		0.89	(0.01)	(1.18)		—	(1.19)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.23	(0.09)		(0.23)		(0.32)	(0.03)	(0.02)		—	(0.05)
AQR RISK PARITY II HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.41	(0.13)		1.71		1.58	(0.04)	(1.07)		—	(1.11)
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.78	(0.00)	[9]	0.99		0.99	(0.12)	(0.24)		—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.03)		(1.25)		(1.28)	(0.03)	(0.46)		—	(0.49)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.37	(0.05)		(0.53)	[7]	(0.58)	(0.06)	(1.18)		—	(1.24)
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.98	0.02		1.08		1.10	(0.02)	(0.80)		—	(0.82)
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.02)		0.84		0.82	(0.09)	(0.26)		—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.90	(0.08)		(0.79)		(0.87)	(0.02)	(0.50)		—	(0.52)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.02	(0.04)		0.65		0.61	(0.02)	(0.71)		—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.17	(0.06)		(0.08)		(0.14)	(0.01)	(0.00)	[9]	—	(0.01)
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$ 8.95	(0.05)		1.12		1.07	(0.02)	(0.80)		—	(0.82)
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.49	(0.04)		0.82		0.78	(0.06)	(0.26)		—	(0.32)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.10)		(0.78)		(0.88)	—	(0.50)		—	(0.50)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.99	(0.06)		0.65		0.59	—	(0.71)		—	(0.71)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.18	(0.07)		(0.11)		(0.18)	(0.01)	(0.00)	[9]	—	(0.01)
AQR RISK PARITY II MV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$8.97	0.04		1.07		1.11	(0.02)	(0.80)		—	(0.82)
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.01)		0.83		0.82	(0.10)	(0.26)		—	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.89	(0.07)		(0.78)		(0.85)	(0.03)	(0.50)		—	(0.53)
FOR THE PERIOD 9/02/14[10]—12/31/14	$11.00	(0.04)		(0.33)	[7]	(0.37)	(0.03)	(0.71)		—	(0.74)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$8.88	19.03%	$38,689	1.66%	1.34%	1.11%	(0.21)%	45%
$8.42	12.77%	$46,127	1.61%	1.23%	1.11%	(0.26)%	68%
$7.79	(13.33)%	$40,890	1.43%	1.13%	1.08%	(0.83)%	184%
$9.55	9.23%	$42,279	1.54%	1.20%	1.15%	(0.28)%	108%
$9.87	(2.83)%	$17,577	1.85%	1.23%	1.15%	(0.62)%	257%

$8.85	18.52%	$18,472	1.92%	1.63%	1.39%	2.36%	45%
$8.43	12.47%	$6,583	1.89%	1.52%	1.39%	(0.51)%	68%
$7.80	(13.64)%	$5,493	1.77%	1.45%	1.40%	(1.04)%	184%
$9.56	9.02%	$7,834	1.86%	1.45%	1.40%	(0.37)%	108%
$9.86	(3.12)%	$8,652	2.22%	1.48%	1.40%	(0.84)%	257%

$8.88	19.17%	$765	1.62%	1.28%	1.05%	(1.47)%	45%
$8.41	12.85%	$2,836	1.55%	1.17%	1.05%	(0.06)%	68%
$7.78	(13.42)%	$2,413	1.43%	1.11%	1.05%	(0.36)%	184%
$9.55	(5.10)%	$95	1.47%	1.10%	1.05%	(1.49)%	108%

$9.26	12.36%	$78,000	1.15%	0.93%	0.93%	0.26%	39%
$8.98	9.66%	$78,873	1.15%	0.94%	0.94%	(0.24)%	58%
$8.51	(8.77)%	$85,918	1.10%	0.93%	0.93%	(0.80)%	159%
$9.90	6.04%	$106,473	1.12%	0.95%	0.95%	(0.34)%	128%
$10.02	(1.32)%	$37,848	1.18%	0.95%	0.95%	(0.61)%	234%

$9.20	12.07%	$2,784	1.43%	1.20%	1.20%	(0.55)%	39%
$8.95	9.25%	$5,659	1.41%	1.20%	1.20%	(0.41)%	58%
$8.49	(8.94)%	$4,242	1.38%	1.20%	1.20%	(0.99)%	159%
$9.87	5.87%	$7,795	1.44%	1.20%	1.20%	(0.54)%	128%
$9.99	(1.71)%	$9,397	1.59%	1.20%	1.20%	(0.71)%	234%

$9.26	12.49%	$679	1.07%	0.85%	0.85%	0.42%	39%
$8.97	9.64%	$608	1.07%	0.85%	0.85%	(0.06)%	58%
$8.51	(8.59)%	$99	1.03%	0.85%	0.85%	(0.68)%	159%
$9.89	(3.44)%	$97	1.03%	0.85%	0.85%	(1.13)%	128%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR STYLE PREMIA ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.92	(0.07)		1.27	1.20	(0.74)	—	—	(0.74)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.12)		0.07	(0.05)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.86	(0.14)		1.01	0.87	(0.56)	(0.03)	—	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.10)		1.24	1.14	(1.16)	(0.30)	—	(1.46)
FOR THE PERIOD 10/30/13[6]—12/31/13	$10.00	(0.03)		0.44	0.41	(0.20)	(0.03)	—	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.89	(0.13)		1.30	1.17	(0.71)	—	—	(0.71)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.15)		0.07	(0.08)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.17)		1.02	0.85	(0.55)	(0.03)	—	(0.58)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.16)		1.28	1.12	(1.13)	(0.30)	—	(1.43)
FOR THE PERIOD 10/30/13[6]—12/31/13	$10.00	(0.04)		0.45	0.41	(0.20)	(0.03)	—	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.94	(0.07)		1.28	1.21	(0.74)	—	—	(0.74)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.15	(0.11)		0.07	(0.04)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.14)		1.02	0.88	(0.57)	(0.03)	—	(0.60)
FOR THE PERIOD 9/02/14[10]—12/31/14	$10.35	(0.07)		0.86	0.79	(1.16)	(0.11)	—	(1.27)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.41	(0.00)	[9]	0.71	0.71	(0.55)	—	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.06)		0.13	0.07	(0.03)	(0.02)	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.18	(0.08)		0.49	0.41	(0.17)	(0.03)	—	(0.20)
FOR THE PERIOD 9/17/14[6]—12/31/14	$10.00	(0.02)		0.32	0.30	(0.09)	(0.03)	—	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.37	(0.05)		0.72	0.67	(0.51)	—	—	(0.51)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.08)		0.11	0.03	(0.03)	(0.02)	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.09)		0.48	0.39	(0.14)	(0.03)	—	(0.17)
FOR THE PERIOD 9/17/14[6]—12/31/14	$10.00	(0.03)		0.32	0.29	(0.09)	(0.03)	—	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$10.42	(0.00)	[9]	0.72	0.72	(0.55)	—	—	(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.40	(0.05)		0.12	0.07	(0.03)	(0.02)	—	(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.05)		0.48	0.43	(0.17)	(0.03)	—	(0.20)
FOR THE PERIOD 9/17/14[6]—12/31/14	$10.00	(0.01)		0.31	0.30	(0.10)	(0.03)	—	(0.13)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$10.38	11.94%	$2,956,926	2.22%	2.21%	1.49%	(0.70)%	140%
$9.92	(0.47)%	$2,263,101	2.26%	2.24%	1.49%	(1.20)%	114%
$10.14	8.76%	$1,341,232	2.29%	2.25%	1.48%	(1.39)%	138%
$9.86	11.30%	$387,666	2.56%	2.56%	1.50%	(0.95)%	145%
$10.18	4.08%	$403,243	2.11%[8]	2.07%	1.50%	(1.77)%	133%

$10.35	11.67%	$177,319	2.49%	2.47%	1.75%	(1.23)%	140%
$9.89	(0.76)%	$188,647	2.53%	2.50%	1.75%	(1.46)%	114%
$10.14	8.50%	$92,947	2.56%	2.52%	1.75%	(1.65)%	138%
$9.87	11.08%	$26,594	2.92%	2.81%	1.75%	(1.50)%	145%
$10.18	4.05%	$15,972	2.70%[8]	2.44%	1.75%	(2.05)%	133%

$10.41	12.10%	$1,613,182	2.14%	2.12%	1.40%	(0.65)%	140%
$9.94	(0.37)%	$1,349,866	2.18%	2.15%	1.40%	(1.08)%	114%
$10.15	8.80%	$394,568	2.21%	2.17%	1.40%	(1.37)%	138%
$9.87	7.67%	$74,872	2.57%	2.46%	1.40%	(1.94)%	145%

$10.57	6.74%	$336,047	1.23%	1.22%	0.83%	—%	136%
$10.41	0.65%	$251,496	1.22%	1.19%	0.83%	(0.54)%	106%
$10.39	4.02%	$152,172	1.46%	1.11%	0.79%	(0.80)%	213%
$10.18	3.07%	$28,094	1.49%[8]	1.01%	0.85%	(0.68)%	191%

$10.53	6.46%	$35,465	1.50%	1.49%	1.10%	(0.48)%	136%
$10.37	0.26%	$42,514	1.48%	1.45%	1.10%	(0.78)%	106%
$10.39	3.85%	$13,444	1.90%	1.41%	1.09%	(0.91)%	213%
$10.17	2.94%	$8,577	1.92%[8]	1.32%	1.10%	(0.91)%	191%

$10.59	6.90%	$94,055	1.15%	1.14%	0.75%	(0.01)%	136%
$10.42	0.65%	$90,570	1.14%	1.11%	0.75%	(0.45)%	106%
$10.40	4.23%	$22,176	1.57%	1.08%	0.75%	(0.50)%	213%
$10.17	2.98%	$23,695	1.75%[8]	1.00%	0.75%	(0.32)%	191%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Financial Highlights	December 31, 2017

*	Annualized for periods less than one year.
[1]	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
[2]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[4]	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
[5]	Portfolio turnover is not annualized.
[6]	Commencement of operations.
[7]

The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and purchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

[8]	Certain expenses incurred by the Fund were not annualized for the period.
[9]	Amount is less than $.005 per share
[10]	Commencement of offering of shares.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2017, the Trust consists of thirty-eight active series, twelve of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund. The remaining active series are reported in separate books. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (the “Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund.

AQR Alternative Risk Premia Fund commenced operations on September 19, 2017.

The investment objective of the AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Global Macro Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund is to seek positive absolute returns. The investment objective of the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II HV Fund and the AQR Risk Parity II MV Fund is to seek total return. The investment objective of the AQR Long-Short Equity Fund is to seek capital appreciation. Each fund offers Class I, Class N and Class R6 shares.

The following Funds are closed to new investors, subject to certain exceptions: AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows, where applicable, and Financial Highlights of the AQR Global Macro Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund (“Consolidated Funds”) include the accounts of AQR Global Macro Offshore Fund Ltd., AQR Multi-Strategy Alternative Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Style Premia Alternative Offshore Fund Ltd., and AQR Style Premia Alternative LV Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each consolidated Fund may invest up to 25% of its total assets in its respective Subsidiary, which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2017	% OF TOTAL NET ASSETS AT DECEMBER 31, 2017
AQR Global Macro Offshore Fund Ltd	$6,155,383	23.6%
AQR Multi-Strategy Alternative Offshore Fund Ltd	499,553,791	16.5%
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd	49,402,698	24.0%
AQR Risk Parity Offshore Fund Ltd	95,671,274	20.2%
AQR Risk Parity II HV Offshore Fund Ltd	13,343,294	23.0%
AQR Risk Parity II MV Offshore Fund Ltd	12,552,390	15.4%
AQR Style Premia Alternative Offshore Fund Ltd	1,086,237,967	22.9%
AQR Style Premia Alternative LV Offshore Fund Ltd	105,475,763	22.7%

3. Significant Accounting Policies

The Funds are investment companies and apply specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Realized gains and losses on investment transactions are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2017, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Code and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Limited Purpose Cash Investment Fund: Certain Funds may invest in the Limited Purpose Cash Investment Fund (the “LPCI Fund”), which is managed by UBS Asset Management (Americas) Inc. (“UBS AM”). The LPCI Fund is a registered investment company under the 1940 Act and is subject to the money market regulations as prescribed in Rule 2a-7 of the 1940 Act. Pursuant to the LPCI Fund’s eligibility requirements, shares of the LPCI Fund are only available for sale to the Adviser and funds advised by the Adviser. Those Funds investing in the LPCI Fund indirectly bear their share of the advisory and operating expenses borne by the LPCI Fund. Section 2a-3 of the 1940 Act defines an affiliated person as, among other things, a company in which a Fund owns at least 5% of the outstanding voting securities. The LPCI Fund may be considered an affiliated person of some of the Funds in the Trust. However, the Funds do not invest in the LPCI Fund for the purpose of exercising a controlling influence over its management, board or policies. A summary of transactions with each affiliated person is included in the Schedules of Investments, if applicable.

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if they had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock. The premiums attributable to the conversion feature are not amortized.

High Yield Securities: Certain Funds invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Inflation-Indexed Bonds: Certain Funds may invest in Inflation-indexed bonds which are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index.

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

As of December 31, 2017, AQR Diversified Arbitrage Fund’s unfunded commitments were as follows:

BORROWER	COMMITMENT AMOUNT
DEMC, Ltd Class A-2	$322,225
Centene Corp.	$5,000,000

The fund has no unrealized gain or loss on the unfunded commitment.

Defaulted Securities and Distressed Investments: Certain Funds held defaulted securities or other securities which were placed in non-accrual status as the collection of a portion or all of the interest has been deemed to be uncollectible. The securities have been identified on the Schedules of Investments. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.

Securities Sold Short: Certain Funds sell securities they do not own as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security, a short sale. When one of the Funds makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The net amount of fees incurred are included in the dividend and interest on securities sold short in the Statements of Operations and are as follows:

FUND
AQR Alternative Risk Premia Fund	$14,156
AQR Diversified Arbitrage Fund	708,752
AQR Equity Market Neutral Fund	2,059,626
AQR Long-Short Equity Fund	4,749,522
AQR Multi-Strategy Alternative Fund	1,955,199
AQR Style Premia Alternative Fund	3,785,811
AQR Style Premia Alternative LV Fund	306,169

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not receive the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as net change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For centrally cleared swaps, the Schedules of Investments includes the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts in the Statements of Operations. The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to potential unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) from the expiration or closing of swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Basket Swaps: Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

or fixed income positions. The absolute notional value of the total return basket swap represents the accumulated notional value of the underlying long components and absolute notional value of the short components held within the total return basket swap at period end. The notional value of each component represents the market value at period end. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes financing charges and credits related to the notional values of the long and short positions and cash balances within the swap. Finance charges and credits are based on defined market rates plus or minus a specified spread. Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any realized gains (losses) from positions, income, proceeds from corporate actions and accrued financing costs may become available for cash settlement between the Funds and the swap counterparty. Prior to the reset, these amounts are included as a component of the swap value in Net cash and other receivables (payables). Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Funds and the counterparty. The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions. A change in the market value of a total return basket swap contract is recognized as net change in unrealized appreciation (depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as net realized gain (loss) from expiration or closing of swap contracts in the Statements of Operations. Total return basket swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

Implied credit spreads are used to determine the value of credit default swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the specific Fund and the counterparty. The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Interest Rate Swaps: Certain Funds enter into interest rate swaps as part of their investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Interest rate swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (centrally cleared swaps). Periodic payments received (paid) by the Funds are recorded as realized gains (losses). Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

offset losses incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within each Fund’s Schedule of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements under the terms of a master repurchase agreement. A Fund sells a security that it holds to a counterparty with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited. Reverse repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are listed after each Fund’s Schedule of Investments.

The collateral held in relation to the repurchase agreements and reverse repurchase agreements was in U.S. Treasury Inflation Protected Securities with a maturity of up to 30 days in the amount of $11,130,035 for AQR Risk Parity II HV Fund.

Options: Certain Funds may write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, a Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject a Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject a Fund to risk of loss if the value of the security declines below the exercise price minus the put premium. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees (the “Board”).

The Board has delegated responsibility for applying approved valuation policies to the Adviser, subject to Board oversight. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation approaches applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of approaches and techniques, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had an active ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1  —  Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2  —  Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

Level 3  —  Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades and are therefore classified Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2. In addition, equities traded outside of the Western Hemisphere are classified Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the fair value hierarchy.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs typically may include market prices for reference securities, yield curves, credit spreads, measures of volatility, prepayment rates and implied correlations of such inputs which are obtained from outside brokers and/or pricing services when available. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also may include other unobservable inputs which may be considered significant to the fair value determination.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR ALTERNATIVE RISK PREMIA FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$51,130,370	$23,666,899	$—	$74,797,269
Short-Term Investments	—	58,774,973	—	58,774,973
Futures Contracts*	215,758	—	—	215,758
Forward Foreign Currency Exchange Contracts*	—	723,986	—	723,986
Total Return Swaps Contracts*	—	315,909	—	315,909

Total Assets	$51,346,128	$83,481,767	$—	$134,827,895

LIABILITIES
Common Stocks (Sold Short)†	$(43,739,161)	$(20,129,418)	$(25)	$(63,868,604)
Written Options (Sold Short)	(239,527)	—	—	(239,527)
Futures Contracts*	(512,922)	—	—	(512,922)
Forward Foreign Currency Exchange Contracts*	—	(642,289)	—	(642,289)
Total Return Swaps Contracts*	—	(24,891)	—	(24,891)

Total Liabilities	$(44,491,610)	$(20,796,598)	$(25)	$(65,288,233)

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTALS
ASSETS
Common Stocks	$111,964,631	$67,738,214	$7,262,232		$186,965,077
Convertible Preferred Stocks	—	34,102,317	—		34,102,317
Corporate Bonds	—	17,660,145	40,006		17,700,151
Convertible Bonds	—	158,647,746	5,185,257		163,833,003
Closed End Funds	9,156,671	—	—		9,156,671
Loan Participations	—	—	5,873,081		5,873,081
Preferred Stocks	2,108,327	—	633,976		2,742,303
Rights	2,645,397	572,250	407,271		3,624,918
Securities in Litigation	—	—	459,054		459,054
Warrants	18,644,843	2,543,480	860,044		22,048,367
Short-Term Investments	—	178,987,044	—		178,987,044
Futures Contracts*	199,617	—	—		199,617
Forward Foreign Currency Exchange Contracts*	—	780	—		780
Total Return Basket Swaps Contracts*	—	11,914,557	—		11,914,557

Total Assets	$144,719,486	$472,166,533	$20,720,921		$637,606,940

LIABILITIES
Common Stocks (Sold Short)	$(144,630,636)	$—	$—	(a)	$(144,630,636)
Convertible Bonds (Sold Short)	—	(14,278,766)	—		(14,278,766)
Exchange-Traded Funds (Sold Short)	(242,700)	—	—		(242,700)
Futures Contracts*	(371,819)	—	—		(371,819)
Forward Foreign Currency Exchange Contracts*	—	(110,840)	—		(110,840)
Credit Default Swap Contracts*	—	(1,124,852)	—		(1,124,852)
Total Return Basket Swaps Contracts*	—	(2,199,612)	—		(2,199,612)

Total Liabilities	$(145,245,155)	$(17,714,070)	$—	(a)	$(162,959,225)

AQR EQUITY MARKET NEUTRAL FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTALS
ASSETS
Common Stocks†	$88,885,686	$485,169,376	$—		$574,055,062
Short-Term Investments	—	1,789,688,120	—		1,789,688,120
Futures Contracts*	285,408	—	—		285,408
Forward Foreign Currency Exchange Contracts*	—	372,301	—		372,301
Total Return Basket Swaps Contracts*	—	85,357,042	—		85,357,042

Total Assets	$89,171,094	$2,360,586,839	$—		$2,449,757,933

LIABILITIES
Common Stocks (Sold Short)†	$(89,217,177)	$(391,410,520)	$—		$(480,627,697)
Futures Contracts*	(154,670)	—	—		(154,670)
Forward Foreign Currency Exchange Contracts*	—	(1,247,270)	—		(1,247,270)
Total Return Basket Swaps Contracts*	—	(3,911,302)	—		(3,911,302)

Total Liabilities	$(89,371,847)	$(396,569,092)	$—		$(485,940,939)

AQR GLOBAL MACRO FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTALS
ASSETS
Short-Term Investments	$—	$23,785,748	$—		$23,785,748
Futures Contracts*	578,416	—	—		578,416
Forward Foreign Currency Exchange Contracts*	—	585,163	—		585,163
Interest Rate Swap Contracts*	—	991,105	—		991,105
Total Return Swaps Contracts*	—	60,374	—		60,374

Total Assets	$578,416	$25,422,390	$—		$26,000,806

LIABILITIES
Futures Contracts*	$(383,117)	$—	$—		$(383,117)
Forward Foreign Currency Exchange Contracts*	—	(723,600)	—		(723,600)
Interest Rate Swap Contracts*	—	(819,223)	—		(819,223)
Total Return Swaps Contracts*	—	(16,454)	—		(16,454)

Total Liabilities	$(383,117)	$(1,559,277)	$—		$(1,942,394)

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR LONG-SHORT EQUITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$210,848,814	$1,133,800,731	$—	$1,344,649,545
Short-Term Investments	—	4,990,118,844	—	4,990,118,844
Futures Contracts*	14,531,109	—	—	14,531,109
Forward Foreign Currency Exchange Contracts*	—	8,930,381	—	8,930,381
Total Return Basket Swaps Contracts*	—	259,385,930	—	259,385,930
Total Return Swaps Contracts*	—	1,269,258	—	1,269,258

Total Assets	$225,379,923	$6,393,505,144	$—	$6,618,885,067

LIABILITIES
Common Stocks (Sold Short)†	$(211,740,405)	$(932,202,455)	$—	$(1,143,942,860)
Futures Contracts*	(5,475,460)	—	—	(5,475,460)
Forward Foreign Currency Exchange Contracts*	—	(1,826,604)	—	(1,826,604)
Total Return Basket Swaps Contracts*	—	(15,439,607)	—	(15,439,607)
Total Return Swaps Contracts*	—	(81,372)	—	(81,372)

Total Liabilities	$(217,215,865)	$(949,550,038)	$—	$(1,166,765,903)

AQR MULTI-STRATEGY ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$49,073,335	$2,603,220	$12,197,736	$63,874,291
Convertible Preferred Stocks†	—	290,743,083	—	290,743,083
Convertible Bonds†	—	551,961,398	384,000	552,345,398
Short-Term Investments	—	2,409,490,419	—	2,409,490,419
Futures Contracts*	47,623,474	—	—	47,623,474
Forward Foreign Currency Exchange Contracts*	—	42,816,628	—	42,816,628
Credit Default Swap Contracts*	—	25,683,813	—	25,683,813
Total Return Basket Swaps Contracts*	—	161,964,406	—	161,964,406
Total Return Swaps Contracts*	—	6,123,639	—	6,123,639

Total Assets	$96,696,809	$3,491,386,606	$12,581,736	$3,600,665,151

LIABILITIES
Common Stocks (Sold Short)†	$(688,184,205)	$—	$—	$(688,184,205)
Convertible Bonds (Sold Short)†	—	(24,222,547)	—	(24,222,547)
Written Options (Sold Short)	(3,412,950)	—	—	(3,412,950)
Futures Contracts*	(33,364,332)	—	—	(33,364,332)
Forward Foreign Currency Exchange Contracts*	—	(47,176,096)	—	(47,176,096)
Credit Default Swap Contracts*	—	(6,170,372)	—	(6,170,372)
Total Return Basket Swaps Contracts*	—	(14,821,273)	—	(14,821,273)
Total Return Swaps Contracts*	—	(2,638,594)	—	(2,638,594)

Total Liabilities	$(724,961,487)	$(95,028,882)	$—	$(819,990,369)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$—	$185,789,033	$—	$185,789,033
Futures Contracts*	13,403,244	—	—	13,403,244
Total Return Swaps Contracts*	—	1,089,966	—	1,089,966

Total Assets	$13,403,244	$186,878,999	$—	$200,282,243

LIABILITIES
Futures Contracts*	$(4,988,620)	$—	$—	$(4,988,620)
Total Return Swaps Contracts*	—	(2,004,399)	—	(2,004,399)

Total Liabilities	$(4,988,620)	$(2,004,399)	$—	$(6,993,019)

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR RISK PARITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$63,295,511	$—	$63,295,511
U.S. Treasury Obligations	—	96,976,699	—	96,976,699
Short-Term Investments	—	284,937,495	—	284,937,495
Futures Contracts*	8,982,214	—	—	8,982,214
Forward Foreign Currency Exchange Contracts*	—	3,853,988	—	3,853,988
Interest Rate Swap Contracts*	—	542,762	—	542,762
Credit Default Swap Contracts*	—	20,079,410	—	20,079,410
Total Return Swaps Contracts*	—	601,496	—	601,496

Total Assets	$8,982,214	$470,287,361	$—	$479,269,575

LIABILITIES
Futures Contracts*	$(4,184,784)	$—	$—	$(4,184,784)
Forward Foreign Currency Exchange Contracts*	—	(2,869,121)	—	(2,869,121)
Interest Rate Swap Contracts*	—	(1,971,006)	—	(1,971,006)
Credit Default Swap Contracts*	—	(141,608)	—	(141,608)
Total Return Swaps Contracts*	—	(822,760)	—	(822,760)

Total Liabilities	$(4,184,784)	$(5,804,495)	$—	$(9,989,279)

AQR RISK PARITY II HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$12,505,754	$—	$12,505,754
U.S. Treasury Obligations	—	18,068,082	—	18,068,082
Short-Term Investments	—	34,087,052	—	34,087,052
Futures Contracts*	1,901,011	—	—	1,901,011
Forward Foreign Currency Exchange Contracts*	—	780	—	780
Total Return Swaps Contracts*	—	124,459	—	124,459

Total Assets	$1,901,011	$64,786,127	$—	$66,687,138

LIABILITIES
Reverse Repurchase Agreements (Sold Short)	$—	$(11,029,895)	$—	$(11,029,895)
Futures Contracts*	(901,718)	—	—	(901,718)
Forward Foreign Currency Exchange Contracts*	—	(118,553)	—	(118,553)
Total Return Swaps Contracts*	—	(169,575)	—	(169,575)

Total Liabilities	$(901,718)	$(11,318,023)	$—	$(12,219,741)

AQR RISK PARITY II MV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$11,497,731	$—	$11,497,731
U.S. Treasury Obligations	—	17,964,129	—	17,964,129
Short-Term Investments	—	48,800,292	—	48,800,292
Futures Contracts*	1,768,846	—	—	1,768,846
Forward Foreign Currency Exchange Contracts*	—	1,098	—	1,098
Total Return Swaps Contracts*	—	142,651	—	142,651

Total Assets	$1,768,846	$78,405,901	$—	$80,174,747

LIABILITIES
Futures Contracts*	$(822,069)	$—	$—	$(822,069)
Forward Foreign Currency Exchange Contracts*	—	(107,221)	—	(107,221)
Total Return Swaps Contracts*	—	(170,389)	—	(170,389)

Total Liabilities	$(822,069)	$(277,610)	$—	$(1,099,679)

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$28,150,900	$1,437,180,915	$—	$1,465,331,815
Short-Term Investments	—	4,025,986,807	—	4,025,986,807
Futures Contracts*	127,056,777	—	—	127,056,777
Forward Foreign Currency Exchange Contracts*	—	54,184,137	—	54,184,137
Total Return Basket Swaps Contracts*	—	193,433,790	—	193,433,790
Total Return Swaps Contracts*	—	15,928,546	—	15,928,546

Total Assets	$155,207,677	$5,726,714,195	$—	$5,881,921,872

LIABILITIES
Common Stocks (Sold Short)†	$(27,456,273)	$(1,086,036,388)	$(3)	$(1,113,492,664)
Futures Contracts*	(81,835,237)	—	—	(81,835,237)
Forward Foreign Currency Exchange Contracts*	—	(60,331,843)	—	(60,331,843)
Total Return Basket Swaps Contracts*	—	(5,030,427)	—	(5,030,427)
Total Return Swaps Contracts*	—	(8,099,185)	(52,083)	(8,151,268)

Total Liabilities	$(109,291,510)	$(1,159,497,843)	$(52,086)	$(1,268,841,439)

AQR STYLE PREMIA ALTERNATIVE LV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$1,104,018	$72,073,783	$—	$73,177,801
Short-Term Investments	—	426,117,526	—	426,117,526
Futures Contracts*	6,023,995	—	—	6,023,995
Forward Foreign Currency Exchange Contracts*	—	2,749,001	—	2,749,001
Total Return Basket Swaps Contracts*	—	10,372,393	—	10,372,393
Total Return Swaps Contracts	—	889,726	—	889,726

Total Assets	$7,128,013	$512,202,429	$—	$519,330,442

LIABILITIES
Common Stocks (Sold Short)†	$(1,077,068)	$(54,028,944)	$—	$(55,106,012)
Futures Contracts*	(3,573,602)	—	—	(3,573,602)
Forward Foreign Currency Exchange Contracts*	—	(3,097,648)	—	(3,097,648)
Total Return Basket Swaps Contracts*	—	(188,458)	—	(188,458)
Total Return Swaps Contracts	—	(410,089)	—	(410,089)

Total Liabilities	$(4,650,670)	$(57,725,139)	$—	$(62,375,809)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Credit default swaps, interest rate swaps and option contracts are reported at market value. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.
†	Please refer to the Schedule of Investments to view securities segregated by country.
(a)	Security has zero value.

The Funds recognize all transfers at the beginning of the reporting period, related unrealized appreciation/(depreciation) is also transferred out at the beginning of the reporting period. Transfers between Level 1 and 2 generally relate to whether the principal market for the security becomes active or inactive. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. During the period ended December 31, 2017, the amount of securities that transferred from Level 1 into Level 2 for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund was $19,984,041 and $115,671,826 and the amount transferred from Level 2 into Level 1 for the AQR Diversified Arbitrage Fund was $2,054,561. There were no transfers of investments between levels for any of the remaining Funds.

There were no other Level 3 securities held at period end, except where noted in AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund. Securities classified as Level 3 in the Schedules of Investments are considered quantitatively insignificant in the aggregate for AQR Alternative Risk Premia Fund and AQR Style Premia Alternative Fund.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The following tables include a rollforward of the balances of investments classified within Level 3 of the fair value hierarchy for the period for each Fund that held Level 3 securities that were considered quantitatively significant:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCKS	LOAN PARTICIPATIONS/ CORPORATE BONDS	CONVERTIBLE BONDS	PREFERRED STOCKS	RIGHTS	WARRANTS	SECURITIES IN LITIGATION	SHORT COMMON STOCKS		TOTAL RETURN BASKET SWAP CONTRACTS
Balance as of December 31, 2016	$6,494,137	$3,219,344	$782,139	$692,778	$567,662	$17,778	$452,769	$(402)		$432,995
Accrued discounts/(premiums)	—	41,679	10,287	—	—	—	—	—		—
Realized gain/(loss)	152,246	(28,682,612)	(1,004,610)	—	217,031	(142,020)	(728)	—		—
Change in unrealized appreciation/(depreciation)	772,174	29,384,678	1,286,731	(58,802)	(160,391)	331,159	(115,074)	402		—
Purchases[1]	3,348,859	6,221,828	1,911,994	—	—	—	122,087	—		—
Sales[2]	(3,505,184)	(1,895,431)	(1,851,523)	—	(217,031)	—	—	—		—
Transfers in to Level 3	—	62	4,050,239	—	—	653,803	—	—		—
Transfers out of Level 3	—	(2,376,461)	—	—	—	(676)	—	—		(432,995)
Balance as of December 31, 2017	$7,262,232	$5,913,087	$5,185,257	$633,976	$407,271	$860,044	$459,054	$—	(a)	$—
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2017	$834,079	$(295,503)	$(1,312,101)	$(58,802)	$(160,391)	$202,103	$(114,640)	$402		$—

AQR MULTI-STRATEGY ALTERNATIVE FUND	COMMON STOCKS	CORPORATE BONDS		CONVERTIBLE BONDS	TOTAL RETURN BASKET SWAP CONTRACTS- SHORT
Balance as of December 31, 2016	$—	$—	(a)	$8,192,575	$(71,858)
Accrued discounts/(premiums)	—	—		57,782	—
Realized gain/(loss)	9,242	(3,965,812)		531,365	—
Change in unrealized appreciation/(depreciation)	5,314	3,965,812		(535,445)	71,858
Purchases[1]	23,136,045	—		—	—
Sales[2]	(10,952,865)	—		(6,789,089)	—	(a)
Transfers in to Level 3	—	—		—	—
Transfers out of Level 3	—	—		(1,073,188)	—
Balance as of December 31, 2017	$12,197,736	$—		$384,000	$—
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2017	$5,314	$—		$(96,000)	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, pay downs and securities tendered in a corporate action.
(a)	Security has zero value.

The fair market values of Level 3 investments are based on significant unobservable inputs that reflect the Adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of a Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount, earnings multiples and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discounts, theoretical values, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The following table summarizes the quantitative inputs and assumptions used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended December 31, 2017 for the AQR Diversified Arbitrage Fund and AQR Multi–Strategy Alternative Fund:

Quantitative Information about Level 3 Fair Value Measurements*

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENT TYPE	TOTAL FAIR VALUE	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE

Common Stock	$2,161,280	Enterprise Value Waterfall Analysis	Discount for Lack of Marketability**	18.74%—40.32%	20.30%
			Revenue Multiple	0.35x to 1.2x	N/A

	$5,038,052	Probability Weighted Expected Return	Discount for Lack of Marketability**	8.84%—18.98%	12.31%
			Discount Rate	6.75%	N/A
			Equity Cost of Capital	40.00%	N/A
			Legal Fees (% of potential proceeds)	8.25%—15.00%	12.69%
			Premium to Merger Price	10.70%	N/A
			Scenario Probability	33.33%—50.00%	39.65%
			Term	1.01 to 1.55 years	N/A

	$62,892	Public Price Adjusted for Lack of Marketability	Discount for Lack of Marketability**	9.98%—25.61%	18.39%

Preferred Stock	$633,976	Enterprise Value Waterfall Analysis	Equity Cost of Capital	17.09%	N/A
			Term	10 years	N/A

Rights	$254,456	Probability Weighted Expected Return	Discount for Lack of Marketability**	12.15%—39.93%	30.79%
			Equity Cost of Capital	19.50%	N/A
			Scenario Probability	26.25%—75.00%	49.09%
			Weighted Average Cost of Capital	29.00%	N/A

Securities in Litigation	$458,540	Liquidation Analysis	Discount for Lack of Marketability**	30.00%	N/A
			Discount Rate	6.00%	N/A
			Future Fundings as % of Expected Proceeds	36.13%	N/A
			Recovery Probability	50.00%	N/A
			Term	2.75 years	N/A

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENT TYPE	TOTAL FAIR VALUE	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE

Common Stock	$12,197,736	Probability Weighted Expected Return	Discount for Lack of Marketability**	8.84%	N/A
			Discount Rate	6.75%	N/A
			Equity Cost of Capital	40.00%	N/A
			Legal Fees (% of potential proceeds)	15.00%	N/A
			Premium to Merger Price	10.70%	N/A
			Scenario Probability	50.00%	N/A
			Term	1.55 years	N/A

*	The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2017, the value of these securities for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund were $12,111,725 and $384,000, respectively. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 5. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
**	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

6. Federal Income Tax Matters

At December 31, 2017, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Alternative Risk Premia Fund	$69,307,418	$3,774,838	$(3,542,594)	$232,244
AQR Diversified Arbitrage Fund	510,715,540	79,228,832	(115,296,657)	(36,067,825)
AQR Equity Market Neutral Fund	1,895,217,739	130,521,221	(61,921,966)	68,599,255
AQR Global Macro Fund	23,092,579	2,090,856	(1,125,023)	965,833
AQR Long-Short Equity Fund	5,309,502,664	311,175,869	(168,559,369)	142,616,500
AQR Multi-Strategy Alternative Fund	2,813,628,983	440,344,979	(473,299,180)	(32,954,201)
AQR Risk-Balanced Commodities Strategy Fund	181,702,276	17,255,300	(5,668,352)	11,586,948
AQR Risk Parity Fund	458,330,984	21,220,871	(10,271,559)	10,949,312
AQR Risk Parity II HV Fund	52,324,266	3,222,748	(1,079,617)	2,143,131
AQR Risk Parity II MV Fund	77,009,807	3,069,830	(1,004,569)	2,065,261
AQR Style Premia Alternative Fund	4,364,802,816	585,706,694	(337,429,077)	248,277,617
AQR Style Premia Alternative LV Fund	443,500,418	30,262,870	(16,808,655)	13,454,215

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, and differences in the tax treatment of passive foreign investment companies (“PFIC”), investments in partnerships, convertible securities, contingent payment debt instruments (“CPDI”) and certain forward foreign currency, swap, and futures contracts.

As of December 31, 2017, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Alternative Risk Premia Fund	$289,904	$(91,565)	$229,886	$(765,174)	$—	$(336,949)
AQR Diversified Arbitrage Fund	325,210	(279,395,256)	(49,564,907)	(5,437,610)	283,303	(333,789,260)
AQR Equity Market Neutral Fund	5,657,899	(24,696,851)	68,726,053	(184,396)	—	49,502,705
AQR Global Macro Fund	—	(1,781,887)	976,876	(362,289)	(155,854)	(1,323,154)
AQR Long-Short Equity Fund	54,672,479	76,674,221	142,376,396	—	—	273,723,096
AQR Multi-Strategy Alternative Fund	444,458	(97,744,155)	(89,023,950)	(15,587,907)	2,323,394	(199,588,160)
AQR Risk-Balanced Commodities Strategy Fund	—	(12,630)	9,801,401	—	10,739,391	20,528,162
AQR Risk Parity Fund	6,010,126	3,701,568	6,488,414	(1,063,252)	2,090,727	17,227,583
AQR Risk Parity II HV Fund	724,437	220,517	1,217,484	(31,299)	537,370	2,668,509
AQR Risk Parity II MV Fund	693,000	171,578	1,269,019	(52,264)	513,053	2,594,386
AQR Style Premia Alternative Fund	—	(61,106,702)	228,998,242	—	43,882,256	211,773,796
AQR Style Premia Alternative LV Fund	—	(4,544,386)	12,548,273	—	2,216,912	10,220,799

The differences between book basis and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including, mark to market on PFICs, mark to market on forward foreign currency exchange contracts, mark to market on regulated futures contracts, mark to market and income on certain swaps, certain late year loss deferrals, straddle loss deferrals, loss deferrals on unsettled short sales, gain/(loss) recognition on constructive sales, investments in partnerships, investments in inflation protected securities, deemed dividends from convertible securities, Cayman subsidiary taxable income, CPDI accrued income, capital loss carryforwards and finance charges on equity swaps.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

As of December 31, 2017, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Alternative Risk Premia Fund	$(40,091)	$60,767	$(20,676)
AQR Diversified Arbitrage Fund	19,894,925	(19,894,896)	(29)
AQR Equity Market Neutral Fund	54,993,072	(54,993,070)	(2)
AQR Global Macro Fund	(74,895)	439,650	(364,755)
AQR Long-Short Equity Fund	49,613,768	(49,613,768)	—
AQR Multi-Strategy Alternative Fund	295,464,736	(237,162,581)	(58,302,155)
AQR Risk-Balanced Commodities Strategy Fund	11,713,928	(10,837,777)	(876,151)
AQR Risk Parity Fund	1,091,715	(1,091,715)	—
AQR Risk Parity II HV Fund	(249,795)	249,794	1
AQR Risk Parity II MV Fund	(240,656)	209,426	31,230
AQR Style Premia Alternative Fund	318,582,373	(229,370,202)	(89,212,171)
AQR Style Premia Alternative LV Fund	19,377,551	(14,158,120)	(5,219,431)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of foreign currency gain/loss, dividend expense for securities sold short, investments in PFICs, investments in certain swap contracts, net operating losses, finance charges and monthly reset on equity swaps, CPDI accrual income, taxable overdistributions and the tax treatment of income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

The tax character of distributions paid during the fiscal year-ends or periods December 31, 2017 and December 31, 2016 were as follows:

	DECEMBER 31, 2017			DECEMBER 31, 2016
FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Diversified Arbitrage Fund	$32,367,694	$—	$—	$33,236,700	$—	$—
AQR Equity Market Neutral Fund	74,392,692	—	—	15,680,585	85,029	—
AQR Global Macro Fund	21,048	—	—	—	1,594,800	—
AQR Long-Short Equity Fund	303,946,721	162,111,238	—	53,420,812	15,863,659	—
AQR Multi-Strategy Alternative Fund	239,240,662	—	—	30,410,375	56,890,894	—
AQR Risk-Balanced Commodities Strategy Fund	18,311	—	—	9,257,448	—	—
AQR Risk Parity Fund	34,837,112	11,101,385	—	17,645,522	9,275,104	—
AQR Risk Parity II HV Fund	4,059,743	2,431,736	—	1,288,635	996,808	—
AQR Risk Parity II MV Fund	4,190,271	2,485,045	—	1,561,747	1,511,934	—
AQR Style Premia Alternative Fund	317,427,865	—	—	64,252,882	—	—
AQR Style Premia Alternative LV Fund	22,959,604	—	—	1,164,533	743,832	—

During the year ended December 31, 2017, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Diversified Arbitrage Fund	$8,033,556	$—

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

As of December 31, 2017, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Alternative Risk Premia Fund	$63,197	$28,368
AQR Diversified Arbitrage Fund	57,066,072	222,329,184
AQR Equity Market Neutral Fund	24,696,851	—
AQR Global Macro Fund	1,533,147	248,740
AQR Multi-Strategy Alternative Fund	—	97,744,155
AQR Risk-Balanced Commodities Strategy Fund	12,630	—
AQR Style Premia Alternative Fund	61,106,702	—
AQR Style Premia Alternative LV Fund	4,544,386	—

7. Investment Transactions

During the year ended December 31, 2017, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Alternative Risk Premia Fund	$75,345,431	$1,453,403	$66,064,329	$3,455,789
AQR Diversified Arbitrage Fund	679,761,418	748,181,931	134,083,853	209,533,977
AQR Equity Market Neutral Fund	598,723,147	497,923,652	636,643,206	544,810,523
AQR Long-Short Equity Fund	1,562,972,883	1,219,887,786	1,612,660,555	1,318,861,042
AQR Multi-Strategy Alternative Fund	447,991,281	1,064,259,371	412,664,931	739,452,908
AQR Risk Parity Fund	79,021,723	74,690,506	—	—
AQR Risk Parity II HV Fund	14,220,566	16,984,245	—	—
AQR Risk Parity II MV Fund	11,767,313	14,215,092	—	—
AQR Style Premia Alternative Fund	947,279,662	1,135,336,054	923,912,503	1,075,610,830
AQR Style Premia Alternative LV Fund	44,019,742	63,358,960	45,645,446	62,259,764

During the year ended December 31, 2017, the Funds had purchases and sales of long-term U.S. Government obligations as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$1,074,260	$1,073,311	$12,622,799	$12,618,403
AQR Risk Parity Fund	49,128,527	38,188,279	—	—
AQR Risk Parity II HV Fund	8,882,999	9,303,326	—	—
AQR Risk Parity II MV Fund	7,431,095	7,337,659	—	—

8. Derivative Instruments and Activities

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities at December 31, 2017.

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Equity Risk Exposure:
AQR Alternative Risk Premia Fund	$129,343	$315,909	$—	$302,150	$24,891	$—	$149,325
AQR Diversified Arbitrage Fund	39,922	11,852,728	—	371,819	2,199,612	—	—
AQR Equity Market Neutral Fund	285,408	85,357,042	—	154,670	3,911,302	—	—
AQR Global Macro Fund	149,198	57,743	—	223,556	11,058	—	—
AQR Long-Short Equity Fund	14,531,109	260,655,188	—	5,475,460	15,520,979	—	—
AQR Multi-Strategy Alternative Fund	10,386,315	164,647,128	—	12,388,847	15,730,237	—	3,412,950
AQR Risk Parity Fund	1,756,586	464,507	—	618,966	852	—	—
AQR Risk Parity II HV Fund	334,843	89,644	—	111,408	—	—	—
AQR Risk Parity II MV Fund	322,739	89,337	—	101,448	—	—	—
AQR Style Premia Alternative Fund	36,319,801	204,028,178	—	28,575,229	13,139,799	—	—
AQR Style Premia Alternative LV Fund	1,793,609	10,993,376	—	1,477,337	596,467	—	—

Foreign Exchange Rate Risk Exposure:
AQR Alternative Risk Premia Fund	—	—	723,986	—	—	642,289	—
AQR Diversified Arbitrage Fund	—	—	780	—	—	110,840	—
AQR Equity Market Neutral Fund	—	—	372,301	—	—	1,247,270	—
AQR Global Macro Fund	—	—	585,163	—	—	723,600	—
AQR Long-Short Equity Fund	—	—	8,930,381	—	—	1,826,604	—
AQR Multi-Strategy Alternative Fund	—	—	42,816,628	—	—	47,176,096	—
AQR Risk Parity Fund	—	—	3,853,988	—	—	2,869,121	—
AQR Risk Parity II HV Fund	—	—	780	—	—	118,553	—
AQR Risk Parity II MV Fund	—	—	1,098	—	—	107,221	—
AQR Style Premia Alternative Fund	—	—	54,184,137	—	—	60,331,843	—
AQR Style Premia Alternative LV Fund	—	—	2,749,001	—	—	3,097,648	—

Interest Rate Risk Exposure:
AQR Alternative Risk Premia Fund	86,415	—	—	205,355	—	—	90,202
AQR Diversified Arbitrage Fund	159,695	61,829	—	—	—	—	—
AQR Global Macro Fund	132,895	991,105	—	61,620	819,223	—	—
AQR Multi-Strategy Alternative Fund	10,098,125	419,324	—	9,538,019	—	—	—
AQR Risk Parity Fund	—	542,762	—	1,608,770	1,971,006	—	—
AQR Risk Parity II HV Fund	3,000	—	—	398,756	—	—	—
AQR Risk Parity II MV Fund	2,475	—	—	382,506	—	—	—
AQR Style Premia Alternative Fund	23,095,557	—	—	14,668,176	—	—	—
AQR Style Premia Alternative LV Fund	1,186,987	—	—	749,643	—	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	1,124,852	—	—
AQR Multi-Strategy Alternative Fund	—	25,683,813	—	—	6,170,372	—	—
AQR Risk Parity Fund	—	20,079,410	—	—	141,608	—	—

Commodity Risk Exposure:
AQR Alternative Risk Premia Fund	—	—	—	5,417	—	—	—
AQR Diversified Arbitrage Fund	—	—	—	—	—	—	—
AQR Global Macro Fund	296,323	2,631	—	97,941	5,396	—	—
AQR Multi-Strategy Alternative Fund	27,139,034	3,021,593	—	11,437,466	1,729,630	—	—
AQR Risk-Balanced Commodities Strategy Fund	13,403,244	1,089,966	—	4,988,620	2,004,399	—	—
AQR Risk Parity Fund	7,225,628	136,989	—	1,957,048	821,908	—	—
AQR Risk Parity II HV Fund	1,563,168	34,815	—	391,554	169,575	—	—
AQR Risk Parity II MV Fund	1,443,632	53,314	—	338,115	170,389	—	—
AQR Style Premia Alternative Fund	67,641,419	5,334,158	—	38,591,832	41,896	—	—
AQR Style Premia Alternative LV Fund	3,043,399	268,743	—	1,346,622	2,080	—	—

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Netting:
AQR Alternative Risk Premia Fund	$(215,758)	$(24,891)	$(642,289)	$(215,758)	$(24,891)	$(642,289)	$—
AQR Diversified Arbitrage Fund	(199,617)	(3,324,464)	(780)	(199,617)	(3,324,464)	(780)	—
AQR Equity Market Neutral Fund	(154,670)	(3,911,302)	(372,301)	(154,670)	(3,911,302)	(372,301)	—
AQR Global Macro Fund	(383,117)	(835,677)	(585,163)	(383,117)	(835,677)	(585,163)	—
AQR Long-Short Equity Fund	(5,475,460)	(15,520,979)	(1,826,604)	(5,475,460)	(15,520,979)	(1,826,604)	—
AQR Multi-Strategy Alternative Fund	(33,364,332)	(23,630,239)	(42,816,628)	(33,364,332)	(23,630,239)	(42,816,628)	—
AQR Risk-Balanced Commodities Strategy Fund	(4,988,620)	(1,089,966)	—	(4,988,620)	(1,089,966)	—	—
AQR Risk Parity Fund	(4,184,784)	(2,935,374)	(2,869,121)	(4,184,784)	(2,935,374)	(2,869,121)	—
AQR Risk Parity II HV Fund	(901,718)	(124,459)	(780)	(901,718)	(124,459)	(780)	—
AQR Risk Parity II MV Fund	(822,069)	(142,651)	(1,098)	(822,069)	(142,651)	(1,098)	—
AQR Style Premia Alternative Fund	(81,835,237)	(13,181,695)	(54,184,137)	(81,835,237)	(13,181,695)	(54,184,137)	—
AQR Style Premia Alternative LV Fund	(3,573,602)	(598,547)	(2,749,001)	(3,573,602)	(598,547)	(2,749,001)	—

Net Value of Derivative Contracts:
AQR Alternative Risk Premia Fund	—	291,018	81,697	297,164	—	—	239,527
AQR Diversified Arbitrage Fund	—	8,590,093	—	172,202	—	110,060	—
AQR Equity Market Neutral Fund	130,738	81,445,740	—	—	—	874,969	—
AQR Global Macro Fund	195,299	215,802	—	—	—	138,437	—
AQR Long-Short Equity Fund	9,055,649	245,134,209	7,103,777	—	—	—	—
AQR Multi-Strategy Alternative Fund	14,259,142	170,141,619	—	—	—	4,359,468	3,412,950
AQR Risk-Balanced Commodities Strategy Fund	8,414,624	—	—	—	914,433	—	—
AQR Risk Parity Fund	4,797,430	18,288,294	984,867	—	—	—	—
AQR Risk Parity II HV Fund	999,293	—	—	—	45,116	117,773	—
AQR Risk Parity II MV Fund	946,777	—	—	—	27,738	106,123	—
AQR Style Premia Alternative Fund	45,221,540	196,180,641	—	—	—	6,147,706	—
AQR Style Premia Alternative LV Fund	2,450,393	10,663,572	—	—	—	348,647	—

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2017:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Alternative Risk Premia Fund	$48,073	$79,539	$—	$25,110	$(172,808)	$291,018	$—	$24,135
AQR Diversified Arbitrage Fund	(6,441,590)	8,480,241	—	51,447	(582,721)	4,691,716	—	—
AQR Equity Market Neutral Fund	278,130	55,037,373	—	—	130,738	9,930,499	—	—
AQR Global Macro Fund	(688,044)	412,283	—	—	(263,500)	28,964	—	—
AQR Long-Short Equity Fund	317,159,448	59,368,452	—	—	6,082,137	143,863,421	—	—
AQR Multi-Strategy Alternative Fund	36,991,782	226,473,856	—	1,190,583	(14,954,202)	(45,854,395)	—	(824,390)
AQR Risk Parity Fund	27,291,174	7,777,707	—	—	701,920	5,232	—	—
AQR Risk Parity II HV Fund	5,840,279	1,665,016	—	—	109,213	(26,471)	—	—
AQR Risk Parity II MV Fund	5,739,246	1,645,223	—	—	110,595	(40,508)	—	—
AQR Style Premia Alternative Fund	(12,376,246)	232,620,483	—	—	(1,246,092)	28,678,284	—	—
AQR Style Premia Alternative LV Fund	(2,303,073)	14,911,300	—	—	(126,016)	1,331,299	—	—

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS

Foreign Exchange Rate Risk Exposure:
AQR Alternative Risk Premia Fund	$—	$—	$(31,945)	$—	$—	$—	$81,697	$—
AQR Diversified Arbitrage Fund	—	—	(102,332)	—	—	—	(306,462)	—
AQR Equity Market Neutral Fund	—	—	(4,577,939)	—	—	—	(1,553,526)	—
AQR Global Macro Fund	—	—	(321,015)	—	—	—	(109,421)	—
AQR Long-Short Equity Fund	—	—	27,915,875	—	—	—	12,999,145	—
AQR Multi-Strategy Alternative Fund	—	—	(57,424,994)	—	—	—	2,135,703	—
AQR Risk Parity Fund	—	—	(1,754,118)	—	—	—	(736,538)	—
AQR Risk Parity II HV Fund	—	—	(1,073,750)	—	—	—	(316,550)	—
AQR Risk Parity II MV Fund	—	—	(974,700)	—	—	—	(295,630)	—
AQR Style Premia Alternative Fund	—	—	23,100,288	—	—	—	(6,281,178)	—
AQR Style Premia Alternative LV Fund	—	—	1,306,733	—	—	—	(357,345)	—

Interest Rate Risk Exposure:
AQR Alternative Risk Premia Fund	(90,941)	—	—	5,602	(118,940)	—	—	11,402
AQR Diversified Arbitrage Fund	18,637	1,346,589	—	—	64,853	(782,703)	—	—
AQR Global Macro Fund	(565,417)	(427,265)	—	—	242,029	868,026	—	—
AQR Multi-Strategy Alternative Fund	(48,926,235)	3,973,759	—	—	(444,428)	(1,511,127)	—	—
AQR Risk Parity Fund	1,328,939	339,708	—	—	(1,545,883)	1,397,234	—	—
AQR Risk Parity II HV Fund	630,209	—	—	—	(398,316)	—	—	—
AQR Risk Parity II MV Fund	616,364	—	—	—	(364,862)	—	—	—
AQR Style Premia Alternative Fund	(32,431,588)	—	—	—	2,757,503	—	—	—
AQR Style Premia Alternative LV Fund	(1,739,062)	—	—	—	175,117	—	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(1,635,655)	—	—	—	438,040	—	—
AQR Multi-Strategy Alternative Fund	—	25,273,735	—	—	—	(2,443,538)	—	—
AQR Risk Parity Fund	—	17,371,170	—	—	—	1,096,665	—	—

Commodity Risk Exposure:
AQR Alternative Risk Premia Fund	(85,249)	—	—	—	(5,416)	—	—	—
AQR Global Macro Fund	(181,720)	(50,132)	—	—	200,574	(6,807)	—	—
AQR Multi-Strategy Alternative Fund	(17,947,345)	(15,894,805)	—	—	17,027,990	7,127,333	—	—
AQR Risk-Balanced Commodities Strategy Fund	13,433,435	(2,593,218)	—	—	10,498,367	(904,771)	—	—
AQR Risk Parity Fund	3,759,947	(15,817)	—	—	5,112,829	(888,882)	—	—
AQR Risk Parity II HV Fund	728,356	(86,540)	—	—	1,072,779	(163,055)	—	—
AQR Risk Parity II MV Fund	911,575	(87,474)	—	—	1,022,352	(135,712)	—	—
AQR Style Premia Alternative Fund	99,702,980	68,054	—	—	51,894,177	8,527,947	—	—
AQR Style Premia Alternative LV Fund	5,795,120	64,316	—	—	2,927,413	438,624	—	—

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2017:

AQR ALTERNATIVE RISK PREMIA FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$315,909	$(20,819)	$295,090	$—	$—	$295,090
CITI	Forward Foreign Currency Exchange Contracts	292,450	(265,738)	26,712	—	—	26,712
JPMC	Forward Foreign Currency Exchange Contracts	431,536	(376,551)	54,985	—	—	54,985
Total financial instruments subject to a master netting arrangement or similar arrangement		1,039,895	(663,108)	376,787	—	—	376,787

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$20,819	$(20,819)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	265,738	(265,738)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	376,551	(376,551)	—	—	—	—
MSCS	Total Return Swap Contracts	4,072	—	4,072	—	(4,072)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		667,180	(663,108)	4,072	—	(4,072)	—
(a) In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 2,745,928.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR DIVERSIFIED ARBITRAGE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Basket Swaps Contracts	$191,239	$—	$191,239	$—	$(120,000)	$71,239
CITI	Forward Foreign Currency Exchange Contracts	780	(780)	—	—	—	—
DTBK	Total Return Basket Swaps Contracts	932,257	(536,195)	396,062	—	—	396,062
GSIN	Total Return Basket Swaps Contracts	713,234	(713,234)	—	—	—	—
JPMC	Total Return Basket Swaps Contracts	10,077,827	—	10,077,827	—	(7,059,549)	3,018,278
Total financial instruments subject to a master netting arrangement or similar arrangement		11,915,337	(1,250,209)	10,665,128	—	(7,179,549)	3,485,579

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$78,395	$(780)	$77,615	$—	$(77,615)	$—
DTBK	Total Return Basket Swaps Contracts	536,195	(536,195)	—	—	—	—
GSIN	Total Return Basket Swaps Contracts	1,663,417	(713,234)	950,183	—	(950,183)	—
JPMC	Forward Foreign Currency Exchange Contracts	32,445	—	32,445	—	—	32,445
Total financial instruments subject to a master netting arrangement or similar arrangement		2,310,452	(1,250,209)	1,060,243	—	(1,027,798)	32,445

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 26,124,957.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR EQUITY MARKET NEUTRAL FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$148,927	$(148,927)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	223,374	(223,374)	—	—	—	—
MSIP	Total Return Basket Swaps Contracts	85,357,042	(3,911,302)	81,445,740	—	—	81,445,740
Total financial instruments subject to a master netting arrangement or similar arrangement		85,729,343	(4,283,603)	81,445,740	—	—	81,445,740

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$498,871	$(148,927)	$349,944	$—	$(349,944)	$—
JPMC	Forward Foreign Currency Exchange Contracts	748,399	(223,374)	525,025	—	(525,025)	—
MSIP	Total Return Basket Swaps Contracts	3,911,302	(3,911,302)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		5,158,572	(4,283,603)	874,969	—	(874,969)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 268,562,490.

AQR GLOBAL MACRO FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$23,728	$(9,421)	$14,307	$—	$—	$14,307
CITI	Forward Foreign Currency Exchange Contracts	234,080	(234,080)	—	—	—	—
GSIN	Total Return Swap Contracts	34,015	(1,637)	32,378	—	—	32,378
JPMC	Forward Foreign Currency Exchange Contracts	351,083	(351,083)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		642,906	(596,221)	46,685	—	—	46,685

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR GLOBAL MACRO FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$9,421	$(9,421)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	288,821	(234,080)	54,741	—	(54,741)	—
GSIN	Total Return Swap Contracts	1,637	(1,637)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	434,779	(351,083)	83,696	—	(83,696)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		734,658	(596,221)	138,437	—	(138,437)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,025,681.

AQR GLOBAL MACRO OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
MACQ	Total Return Swap Contracts	$1,330	$(1,330)	$—	$—	$—	$—
SOCG	Total Return Swap Contracts	1,301	(775)	526	—	—	526
Total financial instruments subject to a master netting arrangement or similar arrangement		2,631	(2,105)	526	—	—	526

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,924	$—	$1,924	$—	$(1,924)	$—
MACQ	Total Return Swap Contracts	2,697	(1,330)	1,367	—	—	1,367
SOCG	Total Return Swap Contracts	775	(775)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		5,396	(2,105)	3,291	—	(1,924)	1,367

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 58,580.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR LONG-SHORT EQUITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$3,572,354	$(730,538)	$2,841,816	$—	$(1,580,000)	$1,261,816
DTBK	Total Return Basket Swaps Contracts	61,923,948	—	61,923,948	—	—	61,923,948
GSIN	Total Return Swaps Contracts	128,252	—	128,252
	Total Return Basket Swaps Contracts	197,461,982	(15,026,346)	182,435,636
	Total GSIN	197,590,234	(15,026,346)	182,563,888	—	(182,563,888)	—
JPMC	Forward Foreign Currency Exchange Contracts	5,358,027	(1,096,066)	4,261,961
	Total Return Swaps Contracts	1,141,006	(81,372)	1,059,634
	Total JPMC	6,499,033	(1,177,438)	5,321,595	—	—	5,321,595
Total financial instruments subject to a master netting arrangement or similar arrangement		269,585,569	(16,934,322)	252,651,247	—	(184,143,888)	68,507,359

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$730,538	$(730,538)	$—	$—	$—	$—
GSIN	Total Return Basket Swaps Contracts	15,026,346	(15,026,346)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	1,096,066	(1,096,066)	—
	Total Return Swaps Contracts	81,372	(81,372)	—
	Total JPMC	1,177,438	(1,177,438)	—	—	—	—
MSIP	Total Return Basket Swaps Contracts	413,261	—	413,261	—	(413,261)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		17,347,583	(16,934,322)	413,261	—	(413,261)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 13,396,112.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,035,974,960.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$372,702	$(31,631)	$341,071
	Total Return Basket Swaps Contracts	1,094,767	—	1,094,767
	Total BANA	1,467,469	(31,631)	1,435,838	$—	$(1,280,000)	$155,838
CITI	Forward Foreign Currency Exchange Contracts	17,128,715	(17,128,715)	—	—	—	—
DTBK	Total Return Basket Swaps Contracts	14,195,160	—	14,195,160	—	—	14,195,160
GSIN	Total Return Swap Contracts	361,362	(5,480)	355,882
	Total Return Basket Swaps Contracts	14,437,070	(1,401,821)	13,035,249
	Total GSIN	14,798,432	(1,407,301)	13,391,131	—	(13,391,131)	—
JPMC	Forward Foreign Currency Exchange Contracts	25,687,913	(25,687,913)	—
	Total Return Swap Contracts	485,471	—	485,471
	Total Return Basket Swaps Contracts	132,183,465	(13,415,626)	118,767,839
	Total JPMC	158,356,849	(39,103,539)	119,253,310	—	—	119,253,310
MSCS	Total Return Swap Contracts	1,882,511	(871,853)	1,010,658	—	—	1,010,658
MSIP	Total Return Basket Swaps Contracts	53,944	(3,826)	50,118	—	—	50,118
Total financial instruments subject to a master netting arrangement or similar arrangement		207,883,080	(58,546,865)	149,336,215	—	(14,671,131)	134,665,084

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
BANA	Total Return Swap Contracts	$31,631	$(31,631)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	18,869,911	(17,128,715)	1,741,196	—	—	1,741,196
GSIN	Total Return Swap Contracts	5,480	(5,480)	—
	Total Return Basket Swaps Contracts	1,401,821	(1,401,821)	—
	Total GSIN	1,407,301	(1,407,301)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	28,306,185	(25,687,913)	2,618,272
	Total Return Basket Swaps Contracts	13,415,626	(13,415,626)	—
	Total JPMC	41,721,811	(39,103,539)	2,618,272	—	(2,618,272)	—
MSCS	Total Return Swap Contracts	871,853	(871,853)	—	—	—	—
MSIP	Total Return Basket Swaps Contracts	3,826	(3,826)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		62,906,333	(58,546,865)	4,359,468	—	(2,618,272)	1,741,196

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 3,888,869.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 703,987,123.

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,325,111	$(139,875)	$1,185,236	$—	$(1,185,236)	$—
GSIN	Total Return Swap Contracts	602,867	(67,192)	535,675	—	—	535,675
MACQ	Total Return Swap Contracts	130,537	(49,569)	80,968	—	—	80,968
MLIN	Total Return Swap Contracts	758,591	(174,815)	583,776	—	—	583,776
SOCG	Total Return Swap Contracts	204,487	(204,487)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,021,593	(635,938)	2,385,655	—	(1,185,236)	1,200,419

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
CITI	Total Return Swap Contracts	$139,875	$(139,875)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	67,192	(67,192)	—	—	—	—
MACQ	Total Return Swap Contracts	49,569	(49,569)	—	—	—	—
MLIN	Total Return Swap Contracts	174,815	(174,815)	—	—	—	—
SOCG	Total Return Swap Contracts	1,298,179	(204,487)	1,093,692	—	(1,093,692)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,729,630	(635,938)	1,093,692	—	(1,093,692)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $244,764.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $8,691,826.

AQR RISK-BALANCED COMMODITIES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$626,934	$(458,219)	$168,715	$—	$—	$168,715
GSIN	Total Return Swap Contracts	127,696	(127,696)	—	—	—	—
MACQ	Total Return Swap Contracts	133,979	(133,979)	—	—	—	—
SOCG	Total Return Swap Contracts	201,357	(201,357)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,089,966	(921,251)	168,715	—	—	168,715

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$458,219	$(458,219)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	153,777	(127,696)	26,081	—	(26,081)	—
MACQ	Total Return Swap Contracts	675,367	(133,979)	541,388	—	(541,388)	—
SOCG	Total Return Swap Contracts	717,036	(201,357)	515,679	—	(515,679)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,004,399	(921,251)	1,083,148	—	(1,083,148)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 3,589,910.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR RISK PARITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$121,115	$—	$121,115	$—	$—	$121,115
CITI	Forward Foreign Currency Exchange Contracts	1,541,802	(1,147,598)	394,204
	Interest Rate Swap Contracts	1,972	(1,972)	—
	Total CITI	1,543,774	(1,149,570)	394,204	—	—	394,204
GSIN	Total Return Swap Contracts	36,759	—	36,759	—	—	36,759
JPMC	Forward Foreign Currency Exchange Contracts	2,312,186	(1,721,523)	590,663
	Total Return Swap Contracts	54,994	(852)	54,142
	Total JPMC	2,367,180	(1,722,375)	644,805	—	—	644,805
MSCS	Total Return Swap Contracts	251,639	—	251,639	—	(120,000)	131,639
Total financial instruments subject to a master netting arrangement or similar arrangement		4,320,467	(2,871,945)	1,448,522	—	(120,000)	1,328,522

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$1,147,598	$(1,147,598)	$—
	Interest Rate Swap Contracts	586,861	(1,972)	584,889
	Total CITI	1,734,459	(1,149,570)	584,889	$—	$(584,889)	$—
JPMC	Forward Foreign Currency Exchange Contracts	1,721,523	(1,721,523)	—
	Total Return Swap Contracts	852	(852)	—
	Total JPMC	1,722,375	(1,722,375)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,456,834	(2,871,945)	584,889	—	(584,889)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 20,225,802.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR RISK PARITY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$111,127	$(102,184)	$8,943	$—	$—	$8,943
GSIN	Total Return Swap Contracts	10,790	(10,790)	—	—	—	—
MACQ	Total Return Swap Contracts	10,715	(10,715)	—	—	—	—
MLIN	Total Return Swap Contracts	430	(430)	—	—	—	—
SOCG	Total Return Swap Contracts	3,927	(3,927)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		136,989	(128,046)	8,943	—	—	8,943

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$102,184	$(102,184)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	57,266	(10,790)	46,476	—	(46,476)	—
MACQ	Total Return Swap Contracts	141,238	(10,715)	130,523	—	(130,523)	—
MLIN	Total Return Swap Contracts	237,570	(430)	237,140	—	(237,140)	—
SOCG	Total Return Swap Contracts	283,650	(3,927)	279,723	—	(279,723)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		821,908	(128,046)	693,862	—	(693,862)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 2,279,546.

AQR RISK PARITY II HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$33,146	$—	$33,146	$—	$—	$33,146
CITI	Forward Foreign Currency Exchange Contracts	312	(312)	—	—	—	—
GSIN	Total Return Swap Contracts	56,498	—	56,498	—	—	56,498
JPMC	Forward Foreign Currency Exchange Contracts	468	(468)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		90,424	(780)	89,644	—	—	89,644

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR RISK PARITY II HV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$47,418	$(312)	$47,106
	Reverse Repurchase Agreements	2,946,133	—	2,946,133
	Total CITI	2,993,551	(312)	2,993,239	$(2,946,133)	$(47,106)	$—
JPMC	Forward Foreign Currency Exchange Contracts	71,135	(468)	70,667	—	(70,667)	—
MPFS	Reverse Repurchase Agreements	4,968,975	—	4,968,975	(4,968,975)	—	—
MSCL	Reverse Repurchase Agreements	3,114,787	—	3,114,787	(3,114,787)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		11,148,448	(780)	11,147,668	(11,029,895)	(117,773)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,048,319.

AQR RISK PARITY II HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$22,025	$(22,025)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	5,600	(5,600)	—	—	—	—
SOCG	Total Return Swap Contracts	7,190	(7,190)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		34,815	(34,815)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$34,416	$(22,025)	$12,391	$—	$(12,391)	$—
GSIN	Total Return Swap Contracts	6,625	(5,600)	1,025	—	—	1,025
MACQ	Total Return Swap Contracts	90,005	—	90,005	—	(90,005)	—
SOCG	Total Return Swap Contracts	38,529	(7,190)	31,339	—	(31,339)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		169,575	(34,815)	134,760	—	(133,735)	1,025

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 317,210.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR RISK PARITY II MV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$37,978	$—	$37,978	$—	$—	$37,978
CITI	Forward Foreign Currency Exchange Contracts	439	(439)	—	—	—	—
GSIN	Total Return Swap Contracts	51,359	—	51,359	—	—	51,359
JPMC	Forward Foreign Currency Exchange Contracts	659	(659)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		90,435	(1,098)	89,337	—	—	89,337

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$42,884	$(439)	$42,445	$—	$(42,445)	$—
JPMC	Forward Foreign Currency Exchange Contracts	64,337	(659)	63,678	—	(63,678)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		107,221	(1,098)	106,123	—	(106,123)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 898,714.

AQR RISK PARITY II MV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$32,855	$(32,855)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	10,790	(7,341)	3,449	—	—	3,449
MACQ	Total Return Swap Contracts	4,450	(4,450)	—	—	—	—
SOCG	Total Return Swap Contracts	5,219	(5,219)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		53,314	(49,865)	3,449	—	—	3,449

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR RISK PARITY II MV OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$34,480	$(32,855)	$1,625	$—	$(1,625)	$—
GSIN	Total Return Swap Contracts	7,341	(7,341)	—	—	—	—
MACQ	Total Return Swap Contracts	87,979	(4,450)	83,529	—	(83,529)	—
SOCG	Total Return Swap Contracts	40,589	(5,219)	35,370	—	(35,370)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		170,389	(49,865)	120,524	—	(120,524)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 450,718.

AQR STYLE PREMIA ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$5,913,070	$(5,913,070)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	21,674,172	(21,674,172)	—	—	—	—
GSIN	Total Return Swap Contracts	4,681,318	—	4,681,318
	Total Return Basket Swap Contracts	185,168,125	(924,978)	184,243,147
	Total GSIN	189,849,443	(924,978)	188,924,465	—	(188,924,465)	—
JPMC	Forward Foreign Currency Exchange Contracts	32,509,965	(32,509,965)	—
	Total Return Basket Swap Contracts	8,265,665	—	8,265,665
	Total JPMC	40,775,630	(32,509,965)	8,265,665	—	—	8,265,665
Total financial instruments subject to a master netting arrangement or similar arrangement		258,212,315	(61,022,185)	197,190,130	—	(188,924,465)	8,265,665

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
BANA	Total Return Swap Contracts	$8,109,372	$(5,913,070)	$2,196,302	$—	$(2,196,302)	$—
CITI	Forward Foreign Currency Exchange Contracts	24,132,721	(21,674,172)	2,458,549	—	(2,458,549)	—
GSIN	Total Return Basket Swap Contracts	924,978	(924,978)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	36,199,122	(32,509,965)	3,689,157	—	(3,689,157)	—
MSIP	Total Return Basket Swap Contracts	4,105,449	—	4,105,449	—	(4,105,449)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		73,471,642	(61,022,185)	12,449,457	—	(12,449,457)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 10,545,535.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 929,027,153.

AQR STYLE PREMIA ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$1,891,658	$—	$1,891,658	$—	$—	$1,891,658
GSIN	Total Return Swap Contracts	2,063,736	—	2,063,736	—	—	2,063,736
MACQ	Total Return Swap Contracts	438,405	—	438,405	—	—	438,405
SOCG	Total Return Swap Contracts	940,359	(41,896)	898,463	—	—	898,463
Total financial instruments subject to a master netting arrangement or similar arrangement		5,334,158	(41,896)	5,292,262	—	—	5,292,262

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
SOCG	Total Return Swap Contracts	$41,896	$(41,896)	$—	$—	$—	$—
Total financial instruments subject to a master netting arrangement or similar arrangement		41,896	(41,896)	—	—	—	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $17,869,715.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$252,053	$(252,053)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	1,099,790	(1,099,790)	—	—	—	—
GSIN	Total Return Swap Contracts	156,895	—	156,895
	Total Return Basket Swap Contracts	10,372,393	(188,458)	10,183,935
	Total GSIN	10,529,288	(188,458)	10,340,830	—	(10,340,830)	—
JPMC	Forward Foreign Currency Exchange Contracts	1,649,211	(1,649,211)	—	—	—	—
MSCS	Total Return Swap Contracts	212,035	(112,901)	99,134	—	—	99,134
Total financial instruments subject to a master netting arrangement or similar arrangement		13,742,377	(3,302,413)	10,439,964	—	(10,340,830)	99,134

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
BANA	Total Return Swap Contracts	$295,108	$(252,053)	$43,055	$—	$(43,055)	$—
CITI	Forward Foreign Currency Exchange Contracts	1,239,064	(1,099,790)	139,274	—	(139,274)	—
GSIN	Total Return Basket Swap Contracts	188,458	(188,458)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	1,858,584	(1,649,211)	209,373	—	(209,373)	—
MSCS	Total Return Swap Contracts	112,901	(112,901)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,694,115	(3,302,413)	391,702	—	(391,702)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 679,170.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 46,376,698.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

AQR STYLE PREMIA ALTERNATIVE LV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$73,046	$—	$73,046	$—	$(73,046)	$—
GSIN	Total Return Swap Contracts	102,248	—	102,248	—	—	102,248
MACQ	Total Return Swap Contracts	44,666	—	44,666	—	—	44,666
SOCG	Total Return Swap Contracts	48,783	(2,080)	46,703	—	—	46,703
Total financial instruments subject to a master netting arrangement or similar arrangement		268,743	(2,080)	266,663	—	(73,046)	193,617

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
SOCG	Total Return Swap Contracts	$2,080	$(2,080)	$—	$—	$—	$—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,080	(2,080)	—	—	—	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 26,954.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 1,013,178.

For the year ended December 31, 2017, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Futures Contracts:
Average Notional Balance—Long	$32,758,004	$—	$84,331,501	$30,928,520	$1,841,219,903	$4,438,934,551	$409,787,979
Average Notional Balance—Short	45,385,931	99,782,394	15,983,359	60,134,267	4,861,648	6,029,650,143	86,021,440
Ending Notional Balance—Long	44,542,361	—	84,331,501	24,055,269	2,276,113,037	4,935,717,264	370,809,330
Ending Notional Balance—Short	74,982,720	122,528,805	15,983,359	61,374,051	4,861,648	6,509,602,320	48,717,128
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	31,359,921	4,113,112	19,757,194	37,935,135	723,453,891	2,439,069,767	—
Average Settlement Value—Sold	27,576,891	13,301,858	84,126,091	34,486,442	39,772,755	2,427,458,649	—
Ending Value—Purchased	54,703,437	259,757	24,104,601	29,772,598	973,012,344	2,166,459,347	—
Ending Value—Sold	49,065,938	5,736,597	120,587,445	33,269,811	48,672,601	2,279,869,636	—
Exchange-Traded Options:
Average Number of Contracts—Written	199	—	—	—	—	331	—
Ending Number of Contracts—Written	347	—	—	—	—	183	—

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

	AQR ALTERNATIVE RISK PREMIA FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Credit Default Swaps:
Average Notional Balance—Buy Protection	$—	$17,080,000	$—	$—	$—	$236,678,416	$—
Average Notional Balance—Sell Protection	—	—	—	—	—	411,091,193	—
Ending Notional Balance—Buy Protection	—	13,875,000	—	—	—	225,226,112	—
Ending Notional Balance—Sell Protection	—	—	—	—	—	268,430,068	—
Total Return Swaps:
Average Notional Balance—Long	10,416,803	—	—	4,274,550	80,245,683	364,578,641	111,367,473
Average Notional Balance—Short	4,861,416	—	—	3,407,026	294,779	477,345,789	44,078,663
Ending Notional Balance—Long	17,509,403	—	—	4,670,813	136,099,522	285,999,995	103,812,340
Ending Notional Balance—Short	6,710,511	—	—	1,391,670	522,322	385,327,377	17,721,674
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	—	—	—	301,886,779	—	—	—
Average Notional Balance—Receives Fixed rate	—	—	—	200,997,889	—	—	—
Ending Notional Balance—Pays Fixed Rate	—	—	—	220,687,024	—	—	—
Ending Notional Balance—Receives Fixed Rate	—	—	—	132,765,384	—	—	—
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	—	184,012,729	1,944,973,548	—	5,057,866,720	5,856,651,195	—
Average Notional of Underlying Positions—Short	—	64,868,688	1,795,714,242	—	4,664,246,230	4,807,792,193	—
Ending Notional Balance—Long	—	177,939,845	2,755,075,141	—	7,023,446,968	5,557,460,992	—
Ending Notional Balance—Short	—	59,762,036	2,583,179,936	—	6,556,426,034	4,637,659,587	—

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND
Futures Contracts:
Average Notional Balance—Long	$563,839,533	$143,643,486	$135,911,680	$12,967,429,155	$691,078,572
Average Notional Balance—Short	13,880,757	3,286,989	2,476,282	7,792,445,413	414,253,646
Ending Notional Balance—Long	673,035,846	155,387,557	147,636,639	15,058,570,198	788,345,260
Ending Notional Balance—Short	18,179,719	3,228,052	2,645,511	11,370,178,766	578,806,154
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	134,605,879	495,660	578,659	2,804,353,008	146,335,118
Average Settlement Value—Sold	136,430,005	13,619,194	12,681,455	2,866,617,174	149,913,682
Ending Value—Purchased	146,191,406	166,361	144,805	3,340,610,973	169,663,108
Ending Value—Sold	132,402,716	12,702,836	11,494,333	3,486,210,874	177,990,082
Credit Default Swaps:
Average Notional Balance—Buy Protection	—	—	—	—	—
Average Notional Balance—Sell Protection	378,917,098	—	—	—	—
Ending Notional Balance—Buy Protection	—	—	—	—	—
Ending Notional Balance—Sell Protection	391,471,193	—	—	—	—
Total Return Swaps:
Average Notional Balance—Long	63,979,670	14,286,954	14,225,037	643,925,647	37,827,945
Average Notional Balance—Short	7,798,361	1,870,875	1,873,341	652,104,618	33,146,513
Ending Notional Balance—Long	66,261,814	13,360,656	13,359,074	740,616,333	42,517,751
Ending Notional Balance—Short	875,822	130,162	128,490	711,323,555	35,159,441

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	$54,367,727	$—	$—	$—	$—
Average Notional Balance—Receives Fixed rate	186,155,965	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	4,557,885	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	169,448,785	—	—	—	—
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	—	—	—	4,474,468,415	230,098,149
Average Notional of Underlying Positions—Short	—	—	—	3,611,933,892	186,117,725
Ending Notional Balance—Long	—	—	—	5,096,747,801	249,128,264
Ending Notional Balance—Short	—	—	—	4,436,540,104	217,138,518

*	Notional values as of each quarter end are used to calculate the average represented.

9. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to the Third Amended and Restated Investment Management Agreement, dated January 29, 2017 as amended, entered into by the Trust, on behalf of certain Funds (the “Investment Management Agreement”) and the Investment Management Agreement II, dated November 13, 2015, as amended, entered into by the Trust, on behalf of certain Funds (the “Investment Management Agreement II,” together with the Investment Management Agreement, the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00
AQR Equity Market Neutral Fund	1.10
AQR Global Macro Fund	1.25
AQR Long-Short Equity Fund	1.10
AQR Multi-Strategy Alternative Fund	1.80
AQR Risk-Balanced Commodities Strategy Fund	0.80
AQR Risk Parity Fund	0.75	(a)
AQR Risk Parity II HV Fund	0.95	(b)
AQR Risk Parity II MV Fund	0.75	(c)
AQR Style Premia Alternative Fund	1.35
AQR Style Premia Alternative LV Fund	0.65

(a)	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.
(b)	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.95% of the first $1 billion of net assets; the second tier charges 0.925% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.90% on net assets in excess of $3 billion.
(c)	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.75% of the first $1 billion of net assets; the second tier charges 0.725% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.70% on net assets in excess of $3 billion.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2018 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Alternative Risk Premia Fund	1.40%	1.65%	1.30%
AQR Diversified Arbitrage Fund	1.20	1.45	1.10
AQR Equity Market Neutral Fund	1.30	1.55	1.20
AQR Global Macro Fund	1.45	1.70	1.35
AQR Long-Short Equity Fund	1.30	1.55	1.20
AQR Multi-Strategy Alternative Fund	1.98	2.23	1.88
AQR Risk-Balanced Commodities Strategy Fund	1.00	1.25	0.90
AQR Risk Parity Fund	0.95	1.20	0.85
AQR Risk Parity II HV Fund	1.15	1.40	1.05
AQR Risk Parity II MV Fund	0.95	1.20	0.85
AQR Style Premia Alternative Fund	1.50	1.75	1.40
AQR Style Premia Alternative LV Fund	0.85	1.10	0.75

For the year ended December 31, 2017 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

FUND	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Alternative Risk Premia Fund	$74,167	$18,209	$92,376
AQR Diversified Arbitrage Fund	254,970	16,642	271,612
AQR Global Macro Fund	241,067	5,512	246,579
AQR Risk-Balanced Commodities Strategy Fund	124,095	—	124,095
AQR Risk Parity Fund	58,751	3,077	61,828
AQR Risk Parity II HV Fund	167,317	17,665	184,982
AQR Risk Parity II MV Fund	176,659	2,062	178,721
AQR Style Premia Alternative Fund	588,080	—	588,080
AQR Style Premia Alternative LV Fund	72,987	277	73,264

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable month during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.

For the year ended December 31, 2017, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2017 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2017	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2017	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			2018	2019	2020

AQR ALTERNATIVE RISK PREMIA FUND
Class I	$20,548	$20,548	$—	$—	$20,548
Class N	6,655	6,655	—	—	6,655
Class R6	65,173	65,173	—	—	65,173

Totals	$92,376	$92,376	$—	$—	$92,376

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2017	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2017	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			2018	2019	2020

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$213,571	$885,017	$282,849	$388,597	$213,571
Class N	54,260	244,338	67,672	122,406	54,260
Class R6	3,781	6,435	—	2,654	3,781

Totals	$271,612	$1,135,790	$350,521	$513,657	$271,612

AQR EQUITY MARKET NEUTRAL FUND
Class I	$—	$—	$—	$—	$—
Class N	—	8,883	8,883	—	—
Class R6	—	15,107	10,327	4,780	—

Totals	$—	$23,990	$19,210	$4,780	$—

AQR GLOBAL MACRO FUND
Class I	$144,297	$423,610	$126,341	$152,972	$144,297
Class N	26,003	133,552	71,767	35,782	26,003
Class R6	76,279	102,057	383	25,395	76,279

Totals	$246,579	$659,219	$198,491	$214,149	$246,579

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$—	$24,508	$24,508	$—	$—
Class N	—	—	—	—	—
Class R6	—	—	—	—	—

Totals	$—	$24,508	$24,508	$—	$—

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$52,799	$247,401	$138,642	$55,960	$52,799
Class N	4,376	14,806	7,371	3,059	4,376
Class R6	66,920	168,244	30,833	70,491	66,920

Totals	$124,095	$430,451	$176,846	$129,510	$124,095

AQR RISK PARITY FUND
Class I	$54,202	$161,485	$33,168	$74,115	$54,202
Class N	2,300	8,802	3,043	3,459	2,300
Class R6	5,326	5,326	—	—	5,326

Totals	$61,828	$175,613	$36,211	$77,574	$61,828

AQR RISK PARITY II HV FUND
Class I	$150,621	$462,544	$139,839	$172,084	$150,621
Class N	25,119	75,331	28,164	22,048	25,119
Class R6	9,242	25,368	7,335	8,791	9,242

Totals	$184,982	$563,243	$175,338	$202,923	$184,982

AQR RISK PARITY II MV FUND
Class I	$168,303	$507,787	$164,768	$174,716	$168,303
Class N	9,047	35,022	12,819	13,156	9,047
Class R6	1,371	2,702	150	1,181	1,371

Totals	$178,721	$545,511	$177,737	$189,053	$178,721

AQR STYLE PREMIA ALTERNATIVE FUND
Class I	$356,732	$1,145,244	$288,940	$499,572	$356,732
Class N	26,199	87,739	16,848	44,692	26,199
Class R6	205,149	553,285	78,013	270,123	205,149

Totals	$588,080	$1,786,268	$383,801	$814,387	$588,080

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2017	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2017	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			2018	2019	2020

AQR STYLE PREMIA ALTERNATIVE LV FUND
Class I	$49,831	$306,646	$177,184	$79,631	$49,831
Class N	6,665	68,236	50,106	11,465	6,665
Class R6	16,768	108,924	73,183	18,973	16,768

Totals	$73,264	$483,806	$300,473	$110,069	$73,264

During the year ended December 31, 2017, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Diversified Arbitrage Fund	$16,825	$3,414	$354
AQR Equity Market Neutral Fund	114,438	49,608	59,473
AQR Long-Short Equity Fund	194,592	38,685	—
AQR Multi-Strategy Alternative Fund	283,772	43,564	—
AQR Risk-Balanced Commodities Strategy Fund	9,108	777	11,620
AQR Risk Parity Fund	35,950	1,650	3,432
AQR Risk Parity II MV Fund	4,032	143	35
AQR Style Premia Alternative LV Fund	253	27	81

Pursuant to the Sub-Advisory Agreements between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at the annual rate of 0.50% and 0.35% of the average daily net assets for the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, respectively.

JPMorgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

State Street Bank and Trust Company, together with JPMorgan Chase Bank, N.A., serve as Custodian of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Long-Short Equity Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

11. Principal Risks and Concentrations

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Convertible securities and nonconvertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. In addition, the Funds’ use of forward foreign currency exchange contracts may expose them to the risk that the value of the foreign currency changes unfavorably relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to each of the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

12. Line of Credit

Effective February 24, 2017 and terminating on February 23, 2018, the Trust renewed a committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of

AQR Funds	Annual Report	December 2017

Notes to Financial Statements	December 31, 2017

(a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. The maximum loan amount is the lesser of an amount which will not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and will not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. The line of credit available is in the amount of $300,000,000, prior to February 24, 2017 the line of credit available was $285,000,000 at substantially similar terms. On February 16, 2018 the Board of Trustees approved the amended and restated line of credit, effective February 23, 2018 up to $350,000,000 at substantially similar terms. The Funds did not have any borrowings for the year ended December 31, 2017.

13. Principal Ownership

As of December 31, 2017, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Alternative Risk Premia Fund*	3	91.77%
AQR Diversified Arbitrage Fund	5	86.78%
AQR Equity Market Neutral Fund	6	75.44%
AQR Global Macro Fund*	7	92.63%
AQR Long-Short Equity Fund	8	75.93%
AQR Multi-Strategy Alternative Fund	3	78.75%
AQR Risk-Balanced Commodities Strategy Fund	5	85.29%
AQR Risk Parity Fund	4	81.77%
AQR Risk Parity II HV Fund	7	94.90%
AQR Risk Parity II MV Fund	5	85.98%
AQR Style Premia Alternative Fund	6	82.79%
AQR Style Premia Alternative LV Fund	6	90.81%

*	The percentage held by the Adviser and/or affiliates is 6.57% and 52.75% respectively.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

14. New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization, to modernize and enhance the reporting and disclosure of information by registered investment companies. The new rules will allow the SEC to more effectively collect and use data reported by funds, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review.

Compliance with, and adoption of, these rules will have no effect on the Funds’ net assets or results of operations. Management is continuing to evaluate the impact on the disclosure and presentation of the Funds’ financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 updates the accounting standards to shorten the amortization period for the premium on certain purchased callable debt securities to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The Funds are required to apply ASU 2017-08 for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Management is currently evaluating the impact of ASU 2017-08.

15. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than those noted above.

AQR Funds	Annual Report	December 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AQR Funds and Shareholders of AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the twelve funds listed in the table below (twelve of the funds constituting the AQR Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations, statements of changes in net assets, and for the eight funds designated with an asterisk in the table below, the statements of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations, the changes in each of their net assets, and for the eight funds designated with an asterisk in the table below, each of their cash flows for the periods indicated in the table below and each of the financial highlights for each of the of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AQR Alternative Risk Premia Fund* (1)	AQR Risk-Balanced Commodities Strategy Fund (3)
AQR Diversified Arbitrage Fund* (2)	AQR Risk Parity Fund (3)
AQR Equity Market Neutral Fund* (2)	AQR Risk Parity II HV Fund* (2)
AQR Global Macro Fund (3)	AQR Risk Parity II MV Fund (3)
AQR Long-Short Equity Fund* (2)	AQR Style Premia Alternative Fund* (2)
AQR Multi-Strategy Alternative Fund* (2)	AQR Style Premia Alternative LV Fund* (2)

(1)	Statement of operations, changes in net assets and cash flows for the period September 19, 2017 (commencement of operations) through December 31, 2017
(2)	Statement of operations and cash flows for the year ended December 31, 2017 and statement of changes in net assets for each of the two years ended December 31, 2017
(3)	Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years ended December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 23, 2018

We have served as the auditor of one or more investment companies in AQR Funds since 2008.

AQR Funds	Annual Report	December 2017

Other Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2017, the Funds designate the following percentages of ordinary income dividends, or maximum amount allowable, as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	3.69%
AQR Equity Market Neutral Fund	15.40%
AQR Long-Short Equity Fund	8.96%
AQR Multi-Strategy Alternative Fund	18.09%
AQR Style Premia Alternative Fund	10.20%
AQR Style Premia Alternative LV Fund	13.05%

For the fiscal year ended December 31, 2017, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	3.55%
AQR Multi-Strategy Alternative Fund	13.63%

The Funds designate the following amounts, or the maximum allowable under Section 852 of the Internal Revenue Code, as long term capital gain dividends paid during the fiscal year ended December 31, 2017:

FUND	TOTAL
AQR Long-Short Equity Fund	$162,111,238
AQR Risk Parity Fund	11,101,385
AQR Risk Parity II HV Fund	2,431,736
AQR Risk Parity II MV Fund	2,485,045

The Funds designate the following amounts, or the maximum allowable under Section 871(k) of the Internal Revenue Code, as short-term capital gain dividends paid during the fiscal year ended December 31, 2017 to non-resident alien shareholders:

FUND	TOTAL
AQR Long-Short Equity Fund	$97,626,507
AQR Multi-Strategy Alternative Fund	46,876,350
AQR Risk Parity Fund	26,529,161
AQR Risk Parity II HV Fund	3,809,314
AQR Risk Parity II MV Fund	4,056,970

AQR Funds	Annual Report	December 2017

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/17” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/17	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/17

AQR Alternative Risk Premia Fund (1)

Class I
Actual Return	$1,000.00	$1,001.00	2.65%	$7.48	(a)
Hypothetical Return	$1,000.00	$1,011.85	2.65%	$13.44

Class N
Actual Return	$1,000.00	$1,001.00	2.90%	$8.19	(a)
Hypothetical Return	$1,000.00	$1,010.59	2.90%	$14.70

Class R6
Actual Return	$1,000.00	$1,002.00	2.55%	$7.20	(a)
Hypothetical Return	$1,000.00	$1,012.35	2.55%	$12.93

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$1,013.10	1.97%	$10.00
Hypothetical Return	$1,000.00	$1,015.27	1.97%	$10.01

Class N
Actual Return	$1,000.00	$1,010.90	2.22%	$11.25
Hypothetical Return	$1,000.00	$1,014.01	2.22%	$11.27

Class R6
Actual Return	$1,000.00	$1,013.00	1.89%	$9.59
Hypothetical Return	$1,000.00	$1,015.68	1.89%	$9.60

AQR Funds	Annual Report	December 2017

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/17	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/17

AQR Equity Market Neutral Fund

Class I
Actual Return	$1,000.00	$1,047.00	1.74%	$8.98
Hypothetical Return	$1,000.00	$1,016.43	1.74%	$8.84

Class N
Actual Return	$1,000.00	$1,045.10	2.03%	$10.46
Hypothetical Return	$1,000.00	$1,014.97	2.03%	$10.31

Class R6
Actual Return	$1,000.00	$1,046.80	1.71%	$8.82
Hypothetical Return	$1,000.00	$1,016.59	1.71%	$8.69

AQR Global Macro Fund

Class I
Actual Return	$1,000.00	$1,010.80	1.37%	$6.94
Hypothetical Return	$1,000.00	$1,018.30	1.37%	$6.97

Class N
Actual Return	$1,000.00	$1,009.30	1.70%	$8.61
Hypothetical Return	$1,000.00	$1,016.64	1.70%	$8.64

Class R6
Actual Return	$1,000.00	$1,010.50	1.35%	$6.84
Hypothetical Return	$1,000.00	$1,018.40	1.35%	$6.87

AQR Long-Short Equity Fund

Class I
Actual Return	$1,000.00	$1,097.60	1.73%	$9.15
Hypothetical Return	$1,000.00	$1,016.48	1.73%	$8.79

Class N
Actual Return	$1,000.00	$1,096.50	1.92%	$10.15
Hypothetical Return	$1,000.00	$1,015.53	1.92%	$9.75

Class R6
Actual Return	$1,000.00	$1,098.20	1.66%	$8.78
Hypothetical Return	$1,000.00	$1,016.84	1.66%	$8.44

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$1,033.10	2.33%	$11.94
Hypothetical Return	$1,000.00	$1,013.46	2.33%	$11.82

Class N
Actual Return	$1,000.00	$1,031.70	2.59%	$13.26
Hypothetical Return	$1,000.00	$1,012.15	2.59%	$13.14

Class R6
Actual Return	$1,000.00	$1,034.10	2.22%	$11.38
Hypothetical Return	$1,000.00	$1,014.01	2.22%	$11.27

AQR Risk-Balanced Commodities Strategy Fund

Class I
Actual Return	$1,000.00	$1,150.10	0.97%	$5.26
Hypothetical Return	$1,000.00	$1,020.32	0.97%	$4.94

Class N
Actual Return	$1,000.00	$1,150.40	1.25%	$6.78
Hypothetical Return	$1,000.00	$1,018.90	1.25%	$6.36

Class R6
Actual Return	$1,000.00	$1,151.50	0.90%	$4.88
Hypothetical Return	$1,000.00	$1,020.67	0.90%	$4.58

AQR Funds	Annual Report	December 2017

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/17	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/17

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$1,101.10	0.92%	$4.87
Hypothetical Return	$1,000.00	$1,020.57	0.92%	$4.69

Class N
Actual Return	$1,000.00	$1,099.90	1.20%	$6.35
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

Class R6
Actual Return	$1,000.00	$1,101.90	0.85%	$4.50
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Risk Parity II HV Fund

Class I
Actual Return	$1,000.00	$1,154.60	1.37%	$7.44
Hypothetical Return	$1,000.00	$1,018.30	1.37%	$6.97

Class N
Actual Return	$1,000.00	$1,151.00	1.66%	$9.00
Hypothetical Return	$1,000.00	$1,016.84	1.66%	$8.44

Class R6
Actual Return	$1,000.00	$1,154.60	1.34%	$7.28
Hypothetical Return	$1,000.00	$1,018.45	1.34%	$6.82

AQR Risk Parity II MV Fund

Class I
Actual Return	$1,000.00	$1,099.10	0.92%	$4.87
Hypothetical Return	$1,000.00	$1,020.57	0.92%	$4.69

Class N
Actual Return	$1,000.00	$1,097.40	1.20%	$6.34
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

Class R6
Actual Return	$1,000.00	$1,100.30	0.85%	$4.50
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Style Premia Alternative Fund

Class I
Actual Return	$1,000.00	$1,104.90	1.95%	$10.35
Hypothetical Return	$1,000.00	$1,015.38	1.95%	$9.91

Class N
Actual Return	$1,000.00	$1,103.30	2.17%	$11.50
Hypothetical Return	$1,000.00	$1,014.27	2.17%	$11.02

Class R6
Actual Return	$1,000.00	$1,105.50	1.84%	$9.76
Hypothetical Return	$1,000.00	$1,015.93	1.84%	$9.35

AQR Style Premia Alternative LV Fund

Class I
Actual Return	$1,000.00	$1,057.30	1.06%	$5.50
Hypothetical Return	$1,000.00	$1,019.86	1.06%	$5.40

Class N
Actual Return	$1,000.00	$1,055.40	1.30%	$6.73
Hypothetical Return	$1,000.00	$1,018.65	1.30%	$6.61

Class R6
Actual Return	$1,000.00	$1,057.90	0.98%	$5.08
Hypothetical Return	$1,000.00	$1,020.27	0.98%	$4.99

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365(to reflect the one-half year period unless stated otherwise).

(1)	Commencement of operations was September 19, 2017.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 103/365 (to reflect the period since commencement of operations).

AQR Funds	Annual Report	December 2017

Trustees and Officers (Unaudited)	December 31, 2017

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 4th Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	49	Janus Capital Group (2008- 2016); ETF Securities (2010- 2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (2014-2016); Managing Director, Finance Scholars Group (2010-2014) (consulting)	49	Nuveen Exchange Traded Commodities Funds (2012-2016)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008- 2012) (insurance)	49	Webster Financial Corporation (since 2014); Blucora, Inc. (since 2017)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	49	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	49	Biogen Inc. (since 2008); Bioverativ Inc. (since 2017); Arch Capital Group (since 2010); BG Medicine (2012- 2015)

Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	49	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	49	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	49	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Principal and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007- 2013)	N/A	N/A

AQR Funds	Annual Report	December 2017

Trustees and Officers (Unaudited)	December 31, 2017

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Gregory McNeil, M.S./M.B.A., CPA, 1975	Vice President and Treasurer, since 2015	Vice President, AQR Capital Management, LLC (since 2015); Assistant Treasurer, Franklin Templeton Investments (2010-2015)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D., 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

Tara Bongiorni, CPA 1977	Assistant Treasurer, since 2017	Vice President, AQR Capital Management, LLC (since 2015); Vice President, Goldman Sachs Asset Management (2002-2015)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 72.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2017

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 16-17, 2017 to consider the continuation of the: (i) Third Amended and Restated Investment Management Agreement between AQR and the AQR Funds on behalf of the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund; and (ii) the Second Amended and Restated Investment Sub-Advisory Agreement between AQR and CNH Partners, LLC (the “Sub-Adviser”) on behalf of the AQR Diversified Arbitrage Fund and the Investment Sub-Advisory Agreement between AQR and the Sub-Adviser for the AQR Multi-Strategy Alternative Fund (collectively, the “Sub-Advisory Agreements”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.” The Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively herein as the “Management Agreement,” as applicable and as the context suggests.

In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on November 11, 2017 with independent legal counsel and representatives of AQR to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 16-17, 2017, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Management Agreement. These materials included: (i) memoranda and materials provided by AQR describing the personnel and services provided to the Funds; (ii) memoranda and materials provided by AQR, describing the personnel and services provided by CNH to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund; (iii) performance information for the Funds relevant to the consideration of the Management Agreement; (iv) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and performance relative to peers; (v) a discussion of the financial information and profitability of AQR and CNH and (vi) a discussion of the compliance programs of AQR and CNH and the regulatory exam histories of each. AQR and CNH are referred to herein as the “Adviser,” as applicable.

At the in-person meeting held on November 16-17, 2017, the Board, including the Independent Board Members, unanimously approved the continuation of the Management Agreement for an additional one-year period for each Fund. In approving the continuation of the Management Agreement for a Fund, the Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Fund and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds and the fund complex; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Management Agreement for each Fund, the Board did not view the Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Management Agreement against the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with representatives of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, representatives of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, has responsibility for overseeing CNH with respect to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, provides oversight of Fund accounting, provides marketing services, provides risk management, provides compliance oversight, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR under the Management Agreement. The Board Members recognized the enterprise risk involved in providing services to the Funds over time.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Management Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s efforts to achieve such goals as well as the performance of the Funds relative to funds identified by Morningstar as their peers. The Board was cognizant of the fact that in some cases Fund performance was challenged over certain measurement periods in comparison to

AQR Funds	Annual Report	December 2017

Board Approval of Investment Advisory Agreements (Unaudited)

Morningstar peers or benchmarks. The Board considered that Morningstar comparisons may be of limited use in some cases due to the differences between the way a Fund is managed from other funds in the Morningstar category and peer group. In other cases, underperformance in relation to Morningstar peers may be due to differences in a Fund’s investment parameters compared to its peer funds, including risk limits, volatility targets, model limits on exposure to a particular country, and the Fund’s investment universe. Finally, the use of drawdown control and internal risk protections may affect a Fund’s performance in relation to its peers or benchmark. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that the performance of each Fund is satisfactory in light of its stated objectives and strategies.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees paid by the Funds to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar (the “Morningstar Report”). The Morningstar Report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment management fees and actual net expenses. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises third party mutual funds.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities and the profitability of CNH with respect to its sub-advisory services for two of the Funds. The Adviser provided the Board Members a detailed description of the methodology and inputs used to determine profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting and discussions of these materials, the Board concluded that the management fees under the Management Agreement are reasonable and the Adviser’s and CNH’s profitability were not excessive.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. To show that economies are being shared, the Adviser presented information regarding each Fund’s management fees relative to comparable funds of similar and/or larger sizes, showing that management fees were set at a competitive level. The Board recognized that economies were also being shared through the expense limitation agreements for the Funds. The Board noted that, under the Management Agreement, none of the Funds, except for the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, have breakpoints in their management fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible, including the sub-advisory fees paid to CNH. The Board also received information regarding the Adviser’s brokerage and soft dollar practices, noting that the Adviser does not presently intend to make use of soft dollars to acquire third-party research. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Management Agreement are reasonable in relation to the services provided by the Adviser (including CNH, when applicable) to the Funds, as well as the costs incurred and benefits to be gained by the Adviser (including CNH, when applicable) in providing such services, including the investment advisory and administrative components. The Board also found the investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Management Agreement with respect to each Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2017

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on August 16-17, 2017 to consider the approval of the Investment Management Agreement II between the Trust, on behalf of the AQR Alternative Risk Premia Fund (the “New Fund”), and AQR Capital Management, LLC (“AQR” or the “Adviser”) (the “Investment Management Agreement”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on August 8, 2017 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in-person meeting held on August 16-17, 2017, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Management Agreement. These materials included: (1) memoranda and materials provided by AQR describing the personnel and services to be provided to the New Fund; (2) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the New Fund’s proposed fees and expenses; (3) a discussion of the financial information of AQR; and (4) a discussion of the compliance program and the regulatory exam history of AQR.

At the in-person meeting held on August 16-17, 2017, the Board, including the Independent Board Members, unanimously approved the Investment Management Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the New Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Adviser and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the New Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the New Fund’s portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the New Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the approval of the Investment Management Agreement, the Board did not view the Investment Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Investment Management Agreement.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Management Agreement:

The Nature, Extent and Quality of the Services to be Provided by the Adviser. The Board Members reviewed the services that the Adviser would provide to the New Fund under the Investment Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the New Fund’s stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services to be provided to the New Fund, the Board Members took into account discussions they had with officers of the Adviser regarding the management of the New Fund’s investments in accordance with the New Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the New Fund. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and proposed implementation of the New Fund’s investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the New Fund, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, risk management, compliance oversight, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the New Fund. In particular, the Board Members reviewed the compliance, shareholder and administrative services to be provided to the New Fund by AQR under the Investment Management Agreement. The Board Members recognized the entrepreneurial risk that AQR would assume in connection with launching the New Fund and the enterprise risk involved in providing services to the New Fund over time.

Finally, the Independent Board Members had multiple opportunities to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Investment Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services to be provided to the New Fund by AQR pursuant to the Investment Management Agreement were expected to be of a high quality and would benefit the New Fund.

Investment Performance and the Adviser’s Portfolio Management. Because the New Fund is newly formed, the Board did not consider the investment performance of the New Fund. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the New Fund. The Board also considered the experience, resources and strengths of the Adviser with respect to the investment strategies proposed for the New Fund. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for the New Fund.

The Management Fee and the Cost of the Services and Profits to be Realized by the Adviser from the Relationship with the New Fund. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Fund to the Adviser pursuant to the Investment Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the New Fund.

To assist in this analysis, the Board received a report independently prepared by Morningstar. The report showed comparative fee information for the New Fund’s prospective Morningstar category, including expense comparisons of contractual investment management fees and actual net expenses. The Board also reviewed information comparing the proposed fee to those of other series of the Trust, including those with strategies similar to key strategies of the Fund. A comparison to an AQR-advised private fund was also considered.

AQR Funds	Annual Report	December 2017

Board Approval of Investment Advisory Agreement (Unaudited)

The Board also received and reviewed information regarding the expected profitability of the Adviser with respect to New Fund-related activities. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the New Fund and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the proposed management fees under the Investment Management Agreement are reasonable.

Economies of Scale. Because the New Fund is newly formed and had not commenced operations as of August 16-17, 2017, and the eventual aggregate amount of the New Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the New Fund grows and whether fee levels would reflect such economies of scale. The Adviser presented information to show that economies are being shared due to the management fees being set at a level that is competitive relative to comparable funds of an anticipated size. The Board recognized that economies would also be shared through the adoption of expense limitation agreements for the New Fund. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the New Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the New Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the New Fund, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of an investment management agreement. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed management fee rates under the Investment Management Agreement and projected total expense ratios are reasonable in relation to the services to be provided by the Adviser to the New Fund, as well as the costs incurred and benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of an anticipated size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the Investment Management Agreement. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2017

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248  |  p: +1.866.290.2688  |  w: https://funds.aqr.com

Annual Report

December 31, 2017

AQR Managed Futures Strategy Fund

AQR Managed Futures Strategy HV Fund

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy Fund (the “Fund”) actively invests in futures, futures-related instruments, forward contracts and swaps, both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short-term and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

A strong fourth quarter helped the Fund recover most losses from earlier in the year. The Fund’s Class I shares returned -0.97% versus a +0.86% return for its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM. The strategy underperformed the SG Trend Index, which returned +1.95% in 2017. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, gross of fees, equities contributed +8.52%, fixed income detracted -4.42%, commodities detracted -2.05%, and currencies detracted -1.77%.

2017 was a year of two halves. The first half was difficult for the Fund and the broader trend-following industry, while the second half exhibited sustained trends and positive performance.

The year began on the heels of a dramatic reversal in risk sentiment after the U.S. presidential election, with markets taking on new directions in response. Market dynamics reflected expectations for improving growth and rising inflation, driven in large part by the expansionary fiscal agenda of the new administration. Around the same time, the Organization of the Petroleum Exporting Countries’ (“OPEC”) and non-member partners agreed to cap future oil production, which supported energy prices. The Fund entered the year following these newer trends, with views that were bullish global equities, energies and the U.S. dollar, and bearish fixed income, especially U.S. bonds.

Over the first half of the year, a number of factors caused reversals in most of these trends, with equities the main exception. First, the data did not support expectations for rising inflation. At the start of the year, for example, economists polled by Bloomberg expected the U.S. Consumer Price Index (“CPI”) to register an increase of 2.3% in 2017. Expectations rose as high as 2.5% in March, but proceeded to fall significantly as CPI data published by the Bureau of Labor Statistics in April, May, and June showed a sudden and surprising slowdown in the pace of price increases. Globally, inflation remained subdued as well, allowing the European Central Bank (“ECB”) and Bank of Japan to maintain their accommodative monetary policies. These dynamics supported overall positive returns in global sovereign bond markets, as well as the depreciation of the U.S. dollar. Additionally, a revival in U.S. shale production and elevated global oil inventories caused reversals and ultimately a slide in energy prices.

Against this backdrop, fixed income and currency markets also exhibited shorter-term reversals. For example, leading up to the French election, German government bonds rallied and the euro sold off on rising risk aversion. These trends reversed sharply following Emmanuel Macron’s victory as uncertainty related to the future of the Eurozone diminished. Global bonds later rallied again, particularly as the story of subdued inflation unfolded and concerns arose over whether President Trump obstructed justice. Central bankers then sparked a global bond reversal and selloff as the Federal Reserve (“Fed”) raised rates in June despite weak inflation data, and as Mario Draghi from the ECB and Mark Carney from the Bank of England signaled a willingness to reduce monetary accommodation.

AQR Funds	Annual Report	December 2017

2

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

In the second half, the Fund exhibited strong performance making back nearly all of its losses for the year. One of the key drivers was the sustained bullish trend in global equities, which contrasted with the other asset classes not just in the second half, but throughout all of 2017. In fact, the total return of the MSCI World Index was positive every month in 2017 (and in the last two months of 2016), the longest streak of monthly gains since the start of the index in 1970. The positive and improving economic growth story over the course of the year fueled these gains. According to the International Monetary Fund’s most recent World Economic Outlook forecasts, global Gross Domestic Product (“GDP”) likely expanded by more than 3.6% in 2017, up from a post-financial crisis low of 3.2% in 2016. Should the International Monetary Fund’s most recent forecast prove correct, 2017 would be the strongest year for the world economy since 2011, with growth accelerating across a large number of the world’s countries.

In the second half, other assets sensitive to growth also performed well and contributed to performance. For example, crude oil prices recovered to their strongest levels since late 2014, and industrial metals such as aluminum, copper, and zinc rallied significantly. Finally, the growth data gave the Fed justification to hike rates for a third time in 2017 and begin balance sheet normalization, sustaining bearish and profitable trends in shorter-to-intermediate term U.S. fixed income.

Notably, while the positive growth story is responsible for many of the recent profitable trends in the Fund, over the long-run evidence suggests that managed futures can deliver positive returns across a range of macroeconomic and market environments, including those that might be detrimental for the performance of a traditional portfolio. Since inception, and in line with long-term expectations, the Fund has maintained an attractive diversification profile to the traditional asset allocation.

Long-term trend-following signals outperformed short-term signals mainly due to long-term bullish signals in equities outperforming as their positioning was more consistent during the year. Over-extended signals contributed positively to performance as they viewed emerging equity markets as cheap and the U.S. dollar as expensive.

The strategy’s average annualized volatility target is 10.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 8.9% volatility, due to signal disagreement in some fixed income and currency markets. The Fund ended the year with a volatility level of 7.9%.

Over the full year of 2017, the Fund underperformed the SG Trend Index, though the degree of deviation is well within the bounds of historical tracking error. Relative underperformance was likely due in large part to our risk-management process, which controlled risk and exposures to equities. This detracted from relative performance as trend following in equities enjoyed strong performance. While a more diversified approach may not always outperform in the short-run, we do expect it to provide a better long-run investor experience. Looking ahead, we expect the Fund to tactically respond to changing market conditions, and, over the long-term, realize a low correlation to traditional assets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQMIX	-0.97%	-2.57%	2.11%	1.52%	1/5/2010
Fund - Class N: AQMNX	-1.19%	-2.82%	1.84%	1.25%	1/5/2010
Fund - Class R6: AQMRX	-0.86%	-2.48%	N/A	1.42%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.22%, 1.50% and 1.15%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2017

3

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 01/05/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

4

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy HV Fund (the “Fund”) actively invests in futures, futures-related instruments, forward contracts and swaps, both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short-term and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to equity markets will average close to zero over a full economic cycle. That said it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

A strong fourth quarter helped the Fund recover most losses from earlier in the year. The Fund’s Class I shares returned –1.72% versus a +0.86% return for its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM. The strategy underperformed the SG Trend Index, which returned +1.95% in 2017. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, gross of fees, equities contributed +12.42%, fixed income detracted -6.69%, commodities detracted -3.12%, and currencies detracted -2.73%.

2017 was a year of two halves. The first half was difficult for the Fund and the broader trend-following industry, while the second half exhibited sustained trends and positive performance.

The year began on the heels of a dramatic reversal in risk sentiment after the U.S. presidential election, with markets taking on new directions in response. Market dynamics reflected expectations for improving growth and rising inflation, driven in large part by the expansionary fiscal agenda of the new administration. Around the same time, the Organization of the Petroleum Exporting Countries (“OPEC”) and non-member partners agreed to cap future oil production, which supported energy prices. The Fund entered the year following these newer trends, with views that were bullish global equities, energies and the U.S. dollar, and bearish fixed income, especially U.S. bonds.

Over the first half of the year, a number of factors caused reversals in most of these trends, with equities the main exception. First, the data did not support expectations for rising inflation. At the start of the year, for example, economists polled by Bloomberg expected the U.S. Consumer Price Index (“CPI”) to register an increase of 2.3% in 2017. Expectations rose as high as 2.5% in March, but proceeded to fall significantly as CPI data published by the Bureau of Labor Statistics in April, May, and June showed a sudden and surprising slowdown in the pace of price increases. Globally, inflation remained subdued as well, allowing the European Central Bank (“ECB”) and Bank of Japan to maintain their accommodative monetary policies. These dynamics supported overall positive returns in global sovereign bond markets, as well as the depreciation of the U.S. dollar. Additionally, a revival in U.S. shale production and elevated global oil inventories caused reversals and ultimately a slide in energy prices.

Against this backdrop, fixed income and currency markets also exhibited shorter-term reversals. For example, leading up to the French election, German government bonds rallied and the euro sold off on rising risk aversion. These trends reversed sharply following Emmanuel Macron’s victory as uncertainty related to the future of the Eurozone diminished. Global bonds later rallied again, particularly as the story of subdued inflation unfolded and concerns arose over whether President Trump obstructed justice. Central bankers then sparked a global bond reversal and selloff as the Federal Reserve (“Fed”) raised rates in June despite weak inflation data, and as Mario Draghi from the ECB and Mark Carney from the Bank of England signaled a willingness to reduce monetary accommodation.

AQR Funds	Annual Report	December 2017

5

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

In the second half, the Fund exhibited strong performance making back nearly all of its losses for the year. One of the key drivers was the sustained bullish trend in global equities, which contrasted with the other asset classes not just in the second half, but throughout all of 2017. In fact, the total return of the MSCI World Index was positive every month in 2017 (and in the last two months of 2016), the longest streak of monthly gains since the start of the index in 1970. The positive and improving economic growth story over the course of the year fueled these gains. According to the International Monetary Fund’s most recent World Economic Outlook forecasts, global GDP likely expanded by more than 3.6% in 2017, up from a post-financial crisis low of 3.2% in 2016. Should the International Monetary Fund’s most recent forecast prove correct, 2017 would be the strongest year for the world economy since 2011, with growth accelerating across a large number of the world’s countries.

In the second half, other assets sensitive to growth also performed well and contributed to performance. For example, crude oil prices recovered to their strongest levels since late 2014, and industrial metals such as aluminum, copper, and zinc rallied significantly. Finally, the growth data gave the Fed justification to hike rates for a third time in 2017 and begin balance sheet normalization, sustaining bearish and profitable trends in shorter-to-intermediate term U.S. fixed income.

Notably, while the positive growth story is responsible for many of the recent profitable trends in the Fund, over the long-run evidence suggests that managed futures can deliver positive returns across a range of macroeconomic and market environments, including those that might be detrimental for the performance of a traditional portfolio. Since inception, and in line with long-term expectations, the Fund has maintained an attractive diversification profile to the traditional asset allocation.

Long-term trend-following signals outperformed short-term signals mainly due to long-term bullish signals in equities outperforming as their positioning was more consistent during the year. Over-extended signals contributed positively to performance as they viewed emerging equity markets as cheap and the U.S. dollar as expensive.

The strategy’s average annualized volatility target is 15.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 13.6% volatility, due to signal disagreement in some fixed income and currency markets. The Fund ended the year with a volatility level of 10.8%.

Over the full year of 2017, the Fund underperformed the SG Trend Index, though the degree of deviation is well within the bounds of historical tracking error. Relative underperformance was likely due in large part to our risk-management process, which controlled risk and exposures to equities. This detracted from relative performance as trend following in equities enjoyed strong performance. While a more diversified approach may not always outperform in the short-run, we do expect it to provide a better long-run investor experience. Looking ahead, we expect the Fund to tactically respond to changing market conditions, and, over the long-term, realize a low correlation to traditional assets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2017 AQR MANAGED FUTURES STRATEGY HV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QMHIX	-1.72%*	-4.33%	1.86%	7/16/2013
Fund - Class N: QMHNX	-2.06%*	-4.62%	1.57%	7/16/2013
Fund - Class R6: QMHRX	-1.61%	-4.28%	1.53%	9/02/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.69%, 1.94% and 1.60%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2017 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR Funds	Annual Report	December 2017

6

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

AQR MANAGED FUTURES STRATEGY HV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2017

7

Shareholder Letter (Unaudited)

DEFINITIONS:

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

MSCI World Index: is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

SG Trend Index: is designed to track the 10 largest (by AUM) trend following Commodity Trading Advisors (“CTAs”) and be representative of the trend followers in the managed futures space.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2017

8

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 97.3%
INVESTMENT COMPANIES - 15.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.17% (a)	58,772,285	$58,772,285
Dreyfus Treasury & Agency Cash Management, Institutional Shares, 1.15% (a)	235,089,139	235,089,139
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (a)(b)	481,320,274	481,320,274
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (a)(b)	159,562,060	159,562,060
Limited Purpose Cash Investment Fund, 1.17% (a)(c)	452,535,642	452,490,389
UBS Select Treasury Preferred Fund, Class I, 1.16% (a)	293,861,424	293,861,424

TOTAL INVESTMENT COMPANIES (Cost $1,681,095,571)		1,681,095,571

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 82.2%
U.S. Treasury Bills
1.14%, 1/4/2018 (d)	$233,872,000	233,857,268
1.13%, 1/11/2018 (d)	43,496,000	43,483,196
1.10%, 1/18/2018 (d)(e)	377,979,000	377,770,900
1.14%, 1/25/2018 (d)(e)	943,712,000	942,970,403
1.14%, 2/1/2018 (d)(e)	1,449,323,000	1,447,794,660
1.15%, 2/8/2018 (d)	442,243,000	441,674,271

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 82.2% (continued)
1.12%, 2/15/2018 (d)(e)	$164,099,000	$163,850,800
1.12%, 2/22/2018 (d)	120,558,000	120,341,950
1.12%, 3/1/2018 (d)	536,799,000	535,698,487
1.12%, 3/8/2018 (d)	70,757,000	70,591,716
1.15%, 3/15/2018 (d)	1,021,035,000	1,018,390,519
1.19%, 3/22/2018 (d)(e)	127,300,000	126,921,477
1.18%, 3/29/2018 (d)(e)	833,936,000	831,209,204
1.20%, 4/5/2018 (d)(e)	455,933,000	454,297,295
1.23%, 4/12/2018 (d)(e)	120,488,000	120,022,783
1.25%, 4/19/2018 (d)(e)	66,832,000	66,554,898
1.25%, 4/26/2018 (d)	223,215,000	222,248,385
1.45%, 5/31/2018 (d)(e)	333,913,000	331,905,602
1.46%, 6/7/2018 (d)(e)	786,129,000	781,129,872
1.47%, 6/14/2018 (d)(e)	534,628,000	531,093,809
1.49%, 6/21/2018 (d)(e)	237,555,000	235,872,320
1.54%, 6/28/2018 (d)	40,379,000	40,079,716

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,139,236,603)		9,137,759,531

TOTAL SHORT-TERM INVESTMENTS (Cost $10,820,332,174)		10,818,855,102

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 97.3% (Cost $10,820,332,174)		10,818,855,102

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.7% (f)		304,488,586

NET ASSETS - 100.0%		$11,123,343,688

(a)	Represents 7-day effective yield as of December 31, 2017.
(b)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(c)	As defined in Section 2a-3 of the Investment Company Act of 1940, an affiliated person is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. For the period ended December 31, 2017, transactions in and earnings from issuers considered to be an affiliated person were as follows:

AFFILIATE	SHARES HELD AT 12/31/16	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Other Controlled Affiliates:
Limited Purpose Cash Investment Fund (Short-Term Investment)	—	7,958,549,681	(7,506,014,039)	452,535,642	$452,490,389	$2,989,411	$15,980	$—

(d)	The rate shown was the effective yield at the date of purchase.
(e)	All or a portion of the security pledged as collateral for futures contracts.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures contracts.

All Securities are Level 2 with respect to ASC820 (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

9

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(1,759,560)	$12,004
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(28,253,025)	267,769
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/09/2018	USD	(5,584,350)	138,356
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(117,957,225)	1,918,430
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(28,954,413)	544,804
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(9,224,725)	185,778
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	17,455,860	465,919
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	14,114,085	1,093,670
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	14,743,125	627,468
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	209,636,000	414,261
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	1,513,871,400	2,624,040
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	348,894,200	667,478
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	1,386,486,000	1,269,095

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

10

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	HKD	363,630,000	$347,360
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	03/08/2018	KRW	298,508,787,500	3,469,813
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2018	USD	1,952,280	39,552
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/14/2018	USD	3,875,850	64,189
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	63,994,590	1,218,145
MSCI Singapore Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	SGD	15,912,100	78,305
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	18,549,600	240,649
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	USD	24,090,900	449,520
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/25/2018	USD	5,659,356	4,935
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/25/2018	USD	59,338,770	80,513
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(162,054,875)	2,311,908
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(79,248,200)	808,012
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(30,159,360)	291,537
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(9,345,600)	35,400

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

11

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(3,326,400)	$865
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(34,151,040)	1,010,910
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(27,559,236)	104,776
Swiss Market Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	MSCS	03/16/2018	CHF	262,868,840	533,484
TAIEX Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/17/2018	TWD	2,126,600	986
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(56,662,900)	506,230
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(30,124,850)	1,226,221
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(55,915,650)	1,514,788
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/23/2018	USD	(7,750,050)	284,531
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(46,756,500)	216,402

								25,068,103

Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/02/2018	USD	(3,746,160)	(990)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/02/2018	USD	(8,343,720)	(36,849)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/02/2018	USD	(1,948,760)	(46,865)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

12

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/02/2018	USD	(4,540,800)	$(15,133)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/09/2018	USD	(29,388,825)	(196,264)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/09/2018	USD	(20,207,775)	(436,541)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/09/2018	USD	(33,222,150)	(58,529)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(61,749,538)	(232,260)
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(117,945)	(14,600)
iBovespa Index February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MSCS	02/14/2018	BRL	(13,063,310)	(123,691)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(2,157,613)	(64,983)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(3,076,200)	(40,530)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(2,178,975)	(53,302)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MLIN	02/14/2018	USD	(3,875,850)	(75,800)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(34,251,030)	(2,028,755)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/14/2018	USD	(1,952,280)	(54,592)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	176,733,700	(8,888,195)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

13

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(14,294,280)	$(215,421)
OMXS30 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/19/2018	SEK	48,486,900	(179,921)
SGX FTSE China A50 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MSCS	01/30/2018	USD	47,818,668	(505,098)
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(70,880,975)	(180,504)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MLIN	02/23/2018	USD	34,151,040	(1,994,660)
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(50,497,920)	(11,369)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	55,028,160	(3,231,855)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	13,432,320	(711,630)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	3,326,400	(179,640)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	30,159,360	(1,575,224)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(11,793,996)	(19,314)

								(21,172,515)

								$3,895,588

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

14

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	842	1/2018	EUR	$110,018,805	$(1,174,128)
Brent Crude Oil	9,318	1/2018	USD	623,094,660	37,894,612
CAC 40 10 Euro Index	3,101	1/2018	EUR	197,589,623	(2,844,402)
Hang Seng Index	56	1/2018	HKD	10,732,882	134,010
H-Shares Index	308	1/2018	HKD	23,121,140	105,840
IBEX 35 Index	906	1/2018	EUR	108,932,518	(2,145,631)
LME Aluminum Base Metal	3	1/2018	USD	169,369	8,785
LME Aluminum Base Metal	5	1/2018	USD	282,312	13,519
LME Aluminum Base Metal	7	1/2018	USD	395,279	23,212
LME Aluminum Base Metal	8	1/2018	USD	451,750	22,443
LME Aluminum Base Metal	10	1/2018	USD	564,000	34,850
LME Aluminum Base Metal	10	1/2018	USD	564,145	25,306
LME Aluminum Base Metal	12	1/2018	USD	677,700	32,723
LME Aluminum Base Metal	12	1/2018	USD	677,151	29,489
LME Aluminum Base Metal	14	1/2018	USD	790,471	47,926
LME Aluminum Base Metal	16	1/2018	USD	903,884	45,245
LME Aluminum Base Metal	28	1/2018	USD	1,581,650	70,512
LME Aluminum Base Metal	35	1/2018	USD	1,976,844	86,017
LME Copper Base Metal	11	1/2018	USD	1,985,283	64,450
LME Copper Base Metal	23	1/2018	USD	4,149,919	112,587
LME Copper Base Metal	32	1/2018	USD	5,773,600	188,645
LME Nickel Base Metal	2	1/2018	USD	152,524	20,872
LME Nickel Base Metal	4	1/2018	USD	305,019	44,646
LME Nickel Base Metal	5	1/2018	USD	381,293	53,190
LME Nickel Base Metal	6	1/2018	USD	457,420	74,221
LME Nickel Base Metal	6	1/2018	USD	457,442	75,827
LME Nickel Base Metal	18	1/2018	USD	1,372,784	124,617
LME Nickel Base Metal	20	1/2018	USD	1,526,173	106,683
LME Nickel Base Metal	22	1/2018	USD	1,677,126	265,893
LME Nickel Base Metal	25	1/2018	USD	1,907,009	132,598
LME Nickel Base Metal	30	1/2018	USD	2,288,520	178,852
LME Nickel Base Metal	30	1/2018	USD	2,288,644	168,494
LME Nickel Base Metal	46	1/2018	USD	3,509,442	236,058
LME Zinc Base Metal	5	1/2018	USD	416,875	28,302
LME Zinc Base Metal	5	1/2018	USD	417,084	9,817
LME Zinc Base Metal	5	1/2018	USD	416,625	25,360
LME Zinc Base Metal	6	1/2018	USD	500,175	37,410
LME Zinc Base Metal	8	1/2018	USD	667,500	13,477
LME Zinc Base Metal	9	1/2018	USD	751,500	25,726
LME Zinc Base Metal	11	1/2018	USD	916,850	57,573
LME Zinc Base Metal	12	1/2018	USD	1,001,514	14,408
LME Zinc Base Metal	12	1/2018	USD	1,001,775	13,540
LME Zinc Base Metal	15	1/2018	USD	1,251,874	34,111
LME Zinc Base Metal	18	1/2018	USD	1,503,000	42,929
LME Zinc Base Metal	18	1/2018	USD	1,503,000	39,978
MSCI Singapore Index	43	1/2018	SGD	1,247,770	7,388
MSCI Taiwan Index	39	1/2018	USD	1,532,700	6,452
NY Harbor ULSD	4,258	1/2018	USD	369,850,732	24,471,425
OMXS30 Index	2,574	1/2018	SEK	49,397,417	(1,455,079)
RBOB Gasoline	2,391	1/2018	USD	180,337,828	6,645,915
SGX FTSE China A50 Index	185	1/2018	USD	2,449,863	(21,624)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

15

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
SGX S&P CNX Nifty Index	161	1/2018	USD	$ 3,399,837	$ 6,287
WTI Crude Oil	8,233	1/2018	USD	497,437,860	26,536,714
100 oz Gold	1,746	2/2018	USD	228,603,780	1,733,105
Lean Hogs	203	2/2018	USD	5,828,130	121,913
Live Cattle	53	2/2018	USD	2,576,860	11,428
LME Aluminum Base Metal	2	2/2018	USD	113,094	4,061
LME Aluminum Base Metal	8	2/2018	USD	452,428	16,246
LME Aluminum Base Metal	23	2/2018	USD	1,303,381	86,050
LME Aluminum Base Metal	27	2/2018	USD	1,527,761	79,145
LME Aluminum Base Metal	37	2/2018	USD	2,093,821	123,462
LME Aluminum Base Metal	49	2/2018	USD	2,776,475	210,568
LME Aluminum Base Metal	58	2/2018	USD	3,282,568	250,476
LME Aluminum Base Metal	59	2/2018	USD	3,343,456	281,728
LME Aluminum Base Metal	59	2/2018	USD	3,343,456	243,150
LME Aluminum Base Metal	68	2/2018	USD	3,850,585	263,418
LME Aluminum Base Metal	68	2/2018	USD	3,850,177	277,426
LME Aluminum Base Metal	75	2/2018	USD	4,247,419	347,197
LME Aluminum Base Metal	124	2/2018	USD	7,023,174	446,133
LME Aluminum Base Metal	142	2/2018	USD	8,046,962	702,615
LME Copper Base Metal	1	2/2018	USD	180,800	7,268
LME Copper Base Metal	8	2/2018	USD	1,445,566	77,434
LME Copper Base Metal	8	2/2018	USD	1,445,668	89,414
LME Copper Base Metal	10	2/2018	USD	1,807,597	105,445
LME Copper Base Metal	10	2/2018	USD	1,809,080	75,794
LME Copper Base Metal	11	2/2018	USD	1,989,488	104,886
LME Copper Base Metal	20	2/2018	USD	3,616,995	223,186
LME Copper Base Metal	24	2/2018	USD	4,338,852	300,781
LME Copper Base Metal	48	2/2018	USD	8,672,784	426,197
LME Copper Base Metal	50	2/2018	USD	9,039,913	571,140
LME Copper Base Metal	52	2/2018	USD	9,408,334	594,600
LME Copper Base Metal	66	2/2018	USD	11,919,930	463,915
LME Copper Base Metal	113	2/2018	USD	20,409,919	855,903
LME Nickel Base Metal	3	2/2018	USD	229,136	6,919
LME Nickel Base Metal	4	2/2018	USD	305,399	1,398
LME Nickel Base Metal	5	2/2018	USD	381,852	840
LME Nickel Base Metal	5	2/2018	USD	381,873	4,175
LME Nickel Base Metal	5	2/2018	USD	381,996	13,581
LME Nickel Base Metal	10	2/2018	USD	763,951	25,926
LME Nickel Base Metal	18	2/2018	USD	1,375,790	107,016
LME Nickel Base Metal	19	2/2018	USD	1,452,676	125,099
LME Nickel Base Metal	22	2/2018	USD	1,680,873	156,946
LME Nickel Base Metal	32	2/2018	USD	2,445,696	211,218
LME Nickel Base Metal	36	2/2018	USD	2,751,259	248,379
LME Nickel Base Metal	81	2/2018	USD	6,189,001	574,878
LME Nickel Base Metal	133	2/2018	USD	10,169,369	1,132,831
LME Zinc Base Metal	1	2/2018	USD	83,175	3,872
LME Zinc Base Metal	6	2/2018	USD	499,811	9,293
LME Zinc Base Metal	7	2/2018	USD	582,356	16,741
LME Zinc Base Metal	8	2/2018	USD	665,700	33,080
LME Zinc Base Metal	13	2/2018	USD	1,082,143	42,111
LME Zinc Base Metal	16	2/2018	USD	1,331,984	47,545
LME Zinc Base Metal	16	2/2018	USD	1,332,216	68,977
LME Zinc Base Metal	17	2/2018	USD	1,415,730	49,739
LME Zinc Base Metal	19	2/2018	USD	1,581,456	104,149
LME Zinc Base Metal	19	2/2018	USD	1,582,144	73,973

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

16

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Zinc Base Metal	19	2/2018	USD	$ 1,582,700	$ 50,574
LME Zinc Base Metal	38	2/2018	USD	3,162,626	164,808
LME Zinc Base Metal	67	2/2018	USD	5,572,725	301,711
Low Sulphur Gasoil	8,896	2/2018	USD	535,316,800	31,672,062
ASX 90 Day Bank Accepted Bill	45	3/2018	AUD	34,957,818	(2,664)
Australia 10 Year Bond	6,261	3/2018	AUD	630,955,228	(4,928,165)
Copper	3,214	3/2018	USD	265,195,175	11,690,665
Cotton No. 2	434	3/2018	USD	17,062,710	1,426,963
DAX Index	574	3/2018	EUR	222,282,409	(3,820,891)
DJIA CBOT E-Mini Index	3,459	3/2018	USD	427,791,825	6,654,270
EURO STOXX 50 Index	3,153	3/2018	EUR	132,144,627	(3,248,762)
Euro-Bobl	14,680	3/2018	EUR	1,972,305,015	(2,247,402)
Euro-BTP	7,116	3/2018	EUR	1,162,381,362	(25,432,122)
Euro-Bund	4,874	3/2018	EUR	769,664,341	(4,091,642)
Euro-OAT	5,851	3/2018	EUR	1,089,413,613	(12,117,078)
Euro-Schatz	6,711	3/2018	EUR	1,301,878,610	(9,243,524)
FTSE 100 Index	3,449	3/2018	GBP	355,676,240	8,418,563
FTSE/JSE Top 40 Index	2,702	3/2018	ZAR	116,125,397	2,154,956
Japan 10 Year Bond	1,535	3/2018	JPY	2,054,114,045	(1,038,940)
KOSPI 200 Index	1	3/2018	KRW	76,164	145
LME Aluminum Base Metal	11	3/2018	USD	624,272	61,320
LME Aluminum Base Metal	41	3/2018	USD	2,327,806	196,356
LME Aluminum Base Metal	56	3/2018	USD	3,177,104	358,739
LME Aluminum Base Metal	57	3/2018	USD	3,234,522	336,645
LME Aluminum Base Metal	57	3/2018	USD	3,234,180	356,253
LME Aluminum Base Metal	61	3/2018	USD	3,463,671	243,772
LME Aluminum Base Metal	71	3/2018	USD	4,025,593	393,770
LME Aluminum Base Metal	72	3/2018	USD	4,083,138	472,162
LME Aluminum Base Metal	72	3/2018	USD	4,081,860	382,684
LME Aluminum Base Metal	72	3/2018	USD	4,082,724	446,512
LME Aluminum Base Metal	79	3/2018	USD	4,476,831	408,138
LME Aluminum Base Metal	88	3/2018	USD	4,989,600	(10,881)
LME Aluminum Base Metal	90	3/2018	USD	5,104,125	4,439
LME Aluminum Base Metal	93	3/2018	USD	5,278,912	245,211
LME Aluminum Base Metal	93	3/2018	USD	5,275,425	131,936
LME Aluminum Base Metal	1,621	3/2018	USD	92,052,538	6,651,163
LME Copper Base Metal	2	3/2018	USD	362,304	26,690
LME Copper Base Metal	15	3/2018	USD	2,717,063	219,518
LME Copper Base Metal	19	3/2018	USD	3,439,713	269,872
LME Copper Base Metal	21	3/2018	USD	3,804,675	6,386
LME Copper Base Metal	22	3/2018	USD	3,985,652	260,713
LME Copper Base Metal	27	3/2018	USD	4,885,684	310,805
LME Copper Base Metal	31	3/2018	USD	5,616,588	326,867
LME Copper Base Metal	37	3/2018	USD	6,699,969	618,004
LME Copper Base Metal	38	3/2018	USD	6,880,508	613,265
LME Copper Base Metal	41	3/2018	USD	7,427,806	(36,667)
LME Copper Base Metal	41	3/2018	USD	7,427,447	38,862
LME Copper Base Metal	50	3/2018	USD	9,052,588	837,465
LME Copper Base Metal	51	3/2018	USD	9,236,738	194,219
LME Copper Base Metal	52	3/2018	USD	9,423,050	306,905
LME Copper Base Metal	102	3/2018	USD	18,486,225	893,932
LME Copper Base Metal	1,209	3/2018	USD	219,055,687	12,124,300
LME Nickel Base Metal	4	3/2018	USD	306,132	33,259
LME Nickel Base Metal	14	3/2018	USD	1,071,395	134,754
LME Nickel Base Metal	23	3/2018	USD	1,759,929	223,243

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

17

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Nickel Base Metal	23	3/2018	USD	$ 1,760,040	$ 213,682
LME Nickel Base Metal	42	3/2018	USD	3,212,982	429,539
LME Nickel Base Metal	44	3/2018	USD	3,368,640	88,158
LME Nickel Base Metal	50	3/2018	USD	3,824,265	486,643
LME Nickel Base Metal	58	3/2018	USD	4,435,037	613,826
LME Nickel Base Metal	60	3/2018	USD	4,589,402	690,425
LME Nickel Base Metal	60	3/2018	USD	4,589,690	681,743
LME Nickel Base Metal	63	3/2018	USD	4,822,997	296,416
LME Nickel Base Metal	64	3/2018	USD	4,899,702	204,745
LME Nickel Base Metal	64	3/2018	USD	4,899,567	294,702
LME Nickel Base Metal	66	3/2018	USD	5,051,970	252,522
LME Nickel Base Metal	104	3/2018	USD	7,961,304	639,625
LME Nickel Base Metal	846	3/2018	USD	64,769,760	5,594,368
LME Zinc Base Metal	5	3/2018	USD	415,875	25,860
LME Zinc Base Metal	7	3/2018	USD	582,225	29,202
LME Zinc Base Metal	9	3/2018	USD	748,575	42,053
LME Zinc Base Metal	13	3/2018	USD	1,078,675	6,183
LME Zinc Base Metal	13	3/2018	USD	1,079,026	10,711
LME Zinc Base Metal	13	3/2018	USD	1,079,380	16,650
LME Zinc Base Metal	15	3/2018	USD	1,247,625	56,812
LME Zinc Base Metal	25	3/2018	USD	2,079,375	141,814
LME Zinc Base Metal	25	3/2018	USD	2,079,375	141,801
LME Zinc Base Metal	26	3/2018	USD	2,162,550	85,931
LME Zinc Base Metal	27	3/2018	USD	2,245,725	166,645
LME Zinc Base Metal	28	3/2018	USD	2,328,690	90,698
LME Zinc Base Metal	30	3/2018	USD	2,493,315	55,733
LME Zinc Base Metal	30	3/2018	USD	2,494,350	72,563
LME Zinc Base Metal	64	3/2018	USD	5,321,760	212,473
LME Zinc Base Metal	814	3/2018	USD	67,673,925	2,832,711
Long Gilt	7,224	3/2018	GBP	1,220,745,967	2,855,390
MSCI Emerging Markets E-Mini Index	238	3/2018	USD	24,341,450	296,649
MSCI Emerging Markets E-Mini Index	2,115	3/2018	USD	123,061,275	4,386,159
NASDAQ 100 E-Mini Index	3,981	3/2018	USD	510,264,675	2,735,045
Nikkei 225 Index	1,806	3/2018	JPY	364,646,106	346,267
Palladium	802	3/2018	USD	85,092,200	5,672,935
Russell 2000 E-Mini Index	3,332	3/2018	USD	255,980,900	1,967,915
S&P 500 E-Mini Index	3,317	3/2018	USD	443,814,600	3,584,177
S&P Midcap 400 E-Mini Index	1,065	3/2018	USD	202,605,600	1,127,786
S&P/TSX 60 Index	3,717	3/2018	CAD	566,214,129	2,596,179
Soybean	1	3/2018	USD	48,088	(1,270)
Soybean Oil	381	3/2018	EUR	74,907,427	(1,510,896)
SPI 200 Index	3,646	3/2018	AUD	428,141,107	(689,638)
TOPIX Index	2,203	3/2018	JPY	355,256,357	6,167,799
U.S. Treasury Long Bond	2,657	3/2018	USD	406,521,000	(666,792)
U.S. Treasury Ultra Bond	2,817	3/2018	USD	472,287,656	46,834
3 Month Euroswiss	18	6/2018	CHF	4,651,239	(16)
3 Month Euroswiss	75	9/2018	CHF	19,368,618	(869)
3 Month Euro Euribor	865	12/2018	EUR	260,090,282	(105,295)
3 Month Euro Euribor	1,318	3/2019	EUR	396,002,900	(223,733)

					170,453,838

Short Contracts
LME Aluminum Base Metal	(3)	1/2018	USD	(169,369)	(9,101)
LME Aluminum Base Metal	(5)	1/2018	USD	(282,312)	(13,020)
LME Aluminum Base Metal	(7)	1/2018	USD	(395,279)	(22,059)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

18

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(8)	1/2018	USD	$ (451,750)	$ (23,398)
LME Aluminum Base Metal	(10)	1/2018	USD	(564,145)	(28,357)
LME Aluminum Base Metal	(10)	1/2018	USD	(564,000)	(34,267)
LME Aluminum Base Metal	(12)	1/2018	USD	(677,151)	(29,180)
LME Aluminum Base Metal	(12)	1/2018	USD	(677,700)	(34,769)
LME Aluminum Base Metal	(14)	1/2018	USD	(790,471)	(49,906)
LME Aluminum Base Metal	(16)	1/2018	USD	(903,884)	(46,947)
LME Aluminum Base Metal	(28)	1/2018	USD	(1,581,650)	(73,359)
LME Aluminum Base Metal	(35)	1/2018	USD	(1,976,844)	(84,523)
LME Copper Base Metal	(11)	1/2018	USD	(1,985,283)	(66,085)
LME Copper Base Metal	(23)	1/2018	USD	(4,149,919)	(109,450)
LME Copper Base Metal	(32)	1/2018	USD	(5,773,600)	(206,495)
LME Nickel Base Metal	(2)	1/2018	USD	(152,524)	(21,018)
LME Nickel Base Metal	(4)	1/2018	USD	(305,019)	(44,857)
LME Nickel Base Metal	(5)	1/2018	USD	(381,293)	(53,107)
LME Nickel Base Metal	(6)	1/2018	USD	(457,442)	(74,966)
LME Nickel Base Metal	(6)	1/2018	USD	(457,420)	(71,488)
LME Nickel Base Metal	(18)	1/2018	USD	(1,372,784)	(129,028)
LME Nickel Base Metal	(20)	1/2018	USD	(1,526,173)	(108,422)
LME Nickel Base Metal	(22)	1/2018	USD	(1,677,126)	(273,887)
LME Nickel Base Metal	(25)	1/2018	USD	(1,907,009)	(138,570)
LME Nickel Base Metal	(30)	1/2018	USD	(2,288,644)	(164,733)
LME Nickel Base Metal	(30)	1/2018	USD	(2,288,520)	(178,094)
LME Nickel Base Metal	(46)	1/2018	USD	(3,509,442)	(229,985)
LME Zinc Base Metal	(5)	1/2018	USD	(417,084)	(8,346)
LME Zinc Base Metal	(5)	1/2018	USD	(416,875)	(26,700)
LME Zinc Base Metal	(5)	1/2018	USD	(416,625)	(26,018)
LME Zinc Base Metal	(6)	1/2018	USD	(500,175)	(37,449)
LME Zinc Base Metal	(8)	1/2018	USD	(667,500)	(19,920)
LME Zinc Base Metal	(9)	1/2018	USD	(751,500)	(24,777)
LME Zinc Base Metal	(11)	1/2018	USD	(916,850)	(59,411)
LME Zinc Base Metal	(12)	1/2018	USD	(1,001,775)	(14,810)
LME Zinc Base Metal	(12)	1/2018	USD	(1,001,514)	(18,563)
LME Zinc Base Metal	(15)	1/2018	USD	(1,251,874)	(33,183)
LME Zinc Base Metal	(18)	1/2018	USD	(1,503,000)	(53,144)
LME Zinc Base Metal	(18)	1/2018	USD	(1,503,000)	(35,594)
Natural Gas	(3,847)	1/2018	USD	(113,601,910)	(5,151,752)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,094)	(4,408)
LME Aluminum Base Metal	(8)	2/2018	USD	(452,428)	(17,269)
LME Aluminum Base Metal	(23)	2/2018	USD	(1,303,381)	(82,487)
LME Aluminum Base Metal	(27)	2/2018	USD	(1,527,761)	(76,164)
LME Aluminum Base Metal	(37)	2/2018	USD	(2,093,821)	(134,372)
LME Aluminum Base Metal	(49)	2/2018	USD	(2,776,475)	(226,730)
LME Aluminum Base Metal	(58)	2/2018	USD	(3,282,568)	(246,896)
LME Aluminum Base Metal	(59)	2/2018	USD	(3,343,456)	(239,201)
LME Aluminum Base Metal	(59)	2/2018	USD	(3,343,456)	(279,116)
LME Aluminum Base Metal	(68)	2/2018	USD	(3,850,177)	(263,557)
LME Aluminum Base Metal	(68)	2/2018	USD	(3,850,585)	(279,057)
LME Aluminum Base Metal	(75)	2/2018	USD	(4,247,419)	(316,866)
LME Aluminum Base Metal	(124)	2/2018	USD	(7,023,174)	(473,309)
LME Aluminum Base Metal	(142)	2/2018	USD	(8,046,962)	(711,025)
LME Copper Base Metal	(1)	2/2018	USD	(180,800)	(7,469)
LME Copper Base Metal	(8)	2/2018	USD	(1,445,566)	(81,986)
LME Copper Base Metal	(8)	2/2018	USD	(1,445,668)	(91,692)
LME Copper Base Metal	(10)	2/2018	USD	(1,809,080)	(77,047)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

19

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Copper Base Metal	(10)	2/2018	USD	$ (1,807,598)	$ (97,651)
LME Copper Base Metal	(11)	2/2018	USD	(1,989,488)	(96,135)
LME Copper Base Metal	(20)	2/2018	USD	(3,616,995)	(220,254)
LME Copper Base Metal	(24)	2/2018	USD	(4,338,852)	(290,348)
LME Copper Base Metal	(48)	2/2018	USD	(8,672,784)	(418,726)
LME Copper Base Metal	(50)	2/2018	USD	(9,039,913)	(582,447)
LME Copper Base Metal	(52)	2/2018	USD	(9,408,334)	(599,480)
LME Copper Base Metal	(66)	2/2018	USD	(11,919,930)	(403,125)
LME Copper Base Metal	(113)	2/2018	USD	(20,409,919)	(895,302)
LME Nickel Base Metal	(3)	2/2018	USD	(229,136)	(6,811)
LME Nickel Base Metal	(4)	2/2018	USD	(305,399)	(1,721)
LME Nickel Base Metal	(5)	2/2018	USD	(381,873)	(4,056)
LME Nickel Base Metal	(5)	2/2018	USD	(381,996)	(13,780)
LME Nickel Base Metal	(5)	2/2018	USD	(381,852)	1,004
LME Nickel Base Metal	(10)	2/2018	USD	(763,951)	(19,118)
LME Nickel Base Metal	(18)	2/2018	USD	(1,375,790)	(99,391)
LME Nickel Base Metal	(19)	2/2018	USD	(1,452,676)	(123,612)
LME Nickel Base Metal	(22)	2/2018	USD	(1,680,873)	(148,337)
LME Nickel Base Metal	(32)	2/2018	USD	(2,445,696)	(199,525)
LME Nickel Base Metal	(36)	2/2018	USD	(2,751,259)	(246,786)
LME Nickel Base Metal	(81)	2/2018	USD	(6,189,001)	(568,495)
LME Nickel Base Metal	(133)	2/2018	USD	(10,169,369)	(1,122,220)
LME Zinc Base Metal	(1)	2/2018	USD	(83,175)	(3,407)
LME Zinc Base Metal	(6)	2/2018	USD	(499,810)	(8,441)
LME Zinc Base Metal	(7)	2/2018	USD	(582,356)	(17,998)
LME Zinc Base Metal	(8)	2/2018	USD	(665,700)	(28,420)
LME Zinc Base Metal	(13)	2/2018	USD	(1,082,143)	(50,388)
LME Zinc Base Metal	(16)	2/2018	USD	(1,331,984)	(43,209)
LME Zinc Base Metal	(16)	2/2018	USD	(1,332,216)	(68,492)
LME Zinc Base Metal	(17)	2/2018	USD	(1,415,730)	(57,869)
LME Zinc Base Metal	(19)	2/2018	USD	(1,582,144)	(66,139)
LME Zinc Base Metal	(19)	2/2018	USD	(1,582,700)	(49,850)
LME Zinc Base Metal	(19)	2/2018	USD	(1,581,455)	(93,878)
LME Zinc Base Metal	(38)	2/2018	USD	(3,162,626)	(162,777)
LME Zinc Base Metal	(67)	2/2018	USD	(5,572,725)	(293,478)
Sugar No. 11	(6,976)	2/2018	USD	(118,446,899)	(9,678,626)
3 Month Canadian Bank Acceptance	(740)	3/2018	CAD	(144,659,109)	(41,254)
3 Month Euro Euribor	(1)	3/2018	EUR	(300,922)	(23)
3 Month Eurodollar	(1)	3/2018	USD	(245,600)	86
3 Month Euroswiss	(1)	3/2018	CHF	(258,453)	(46)
3 Month Sterling	(2)	3/2018	GBP	(335,647)	(178)
Australia 3 Year Bond	(7,054)	3/2018	AUD	(611,463,770)	(536,643)
Canada 10 Year Bond	(535)	3/2018	CAD	(57,364,598)	34,313
Cocoa	(1,675)	3/2018	USD	(31,691,000)	588,077
Cocoa	(3,922)	3/2018	GBP	(72,969,070)	5,314,321
Coffee ‘C’	(2,353)	3/2018	USD	(111,355,725)	1,080,148
Corn	(4,431)	3/2018	USD	(77,708,663)	670,384
KC HRW Wheat	(3,424)	3/2018	USD	(73,145,200)	1,876,458
LME Aluminum Base Metal	(11)	3/2018	USD	(624,272)	(58,143)
LME Aluminum Base Metal	(41)	3/2018	USD	(2,327,806)	(195,206)
LME Aluminum Base Metal	(56)	3/2018	USD	(3,177,104)	(354,528)
LME Aluminum Base Metal	(57)	3/2018	USD	(3,234,522)	(337,044)
LME Aluminum Base Metal	(57)	3/2018	USD	(3,234,180)	(365,335)
LME Aluminum Base Metal	(61)	3/2018	USD	(3,463,672)	(259,826)
LME Aluminum Base Metal	(71)	3/2018	USD	(4,025,594)	(407,257)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

20

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(72)	3/2018	USD	$ (4,081,860)	$ (370,998)
LME Aluminum Base Metal	(72)	3/2018	USD	(4,082,724)	(457,958)
LME Aluminum Base Metal	(72)	3/2018	USD	(4,083,138)	(457,505)
LME Aluminum Base Metal	(79)	3/2018	USD	(4,476,831)	(396,659)
LME Aluminum Base Metal	(88)	3/2018	USD	(4,989,600)	(9,346)
LME Aluminum Base Metal	(90)	3/2018	USD	(5,104,125)	(19,391)
LME Aluminum Base Metal	(93)	3/2018	USD	(5,278,913)	(257,187)
LME Aluminum Base Metal	(93)	3/2018	USD	(5,275,425)	(160,653)
LME Aluminum Base Metal	(674)	3/2018	USD	(38,274,775)	(3,865,623)
LME Copper Base Metal	(2)	3/2018	USD	(362,304)	(25,959)
LME Copper Base Metal	(15)	3/2018	USD	(2,717,063)	(221,555)
LME Copper Base Metal	(19)	3/2018	USD	(3,439,713)	(293,853)
LME Copper Base Metal	(21)	3/2018	USD	(3,804,675)	(10,394)
LME Copper Base Metal	(22)	3/2018	USD	(3,985,652)	(263,856)
LME Copper Base Metal	(27)	3/2018	USD	(4,885,684)	(302,752)
LME Copper Base Metal	(31)	3/2018	USD	(5,616,588)	(445,864)
LME Copper Base Metal	(37)	3/2018	USD	(6,699,969)	(616,877)
LME Copper Base Metal	(38)	3/2018	USD	(6,880,508)	(634,461)
LME Copper Base Metal	(41)	3/2018	USD	(7,427,806)	25,873
LME Copper Base Metal	(41)	3/2018	USD	(7,427,447)	(59,766)
LME Copper Base Metal	(50)	3/2018	USD	(9,052,588)	(831,982)
LME Copper Base Metal	(51)	3/2018	USD	(9,236,738)	(213,687)
LME Copper Base Metal	(52)	3/2018	USD	(9,423,050)	(354,403)
LME Copper Base Metal	(102)	3/2018	USD	(18,486,225)	(902,925)
LME Copper Base Metal	(238)	3/2018	USD	(43,122,625)	(3,468,370)
LME Nickel Base Metal	(4)	3/2018	USD	(306,132)	(36,144)
LME Nickel Base Metal	(14)	3/2018	USD	(1,071,395)	(132,252)
LME Nickel Base Metal	(23)	3/2018	USD	(1,759,929)	(226,777)
LME Nickel Base Metal	(23)	3/2018	USD	(1,760,040)	(220,556)
LME Nickel Base Metal	(42)	3/2018	USD	(3,212,982)	(443,889)
LME Nickel Base Metal	(44)	3/2018	USD	(3,368,640)	(111,195)
LME Nickel Base Metal	(50)	3/2018	USD	(3,824,265)	(520,052)
LME Nickel Base Metal	(58)	3/2018	USD	(4,435,037)	(549,004)
LME Nickel Base Metal	(60)	3/2018	USD	(4,589,690)	(667,033)
LME Nickel Base Metal	(60)	3/2018	USD	(4,589,402)	(680,440)
LME Nickel Base Metal	(63)	3/2018	USD	(4,822,997)	(324,951)
LME Nickel Base Metal	(64)	3/2018	USD	(4,899,567)	(304,620)
LME Nickel Base Metal	(64)	3/2018	USD	(4,899,702)	(207,411)
LME Nickel Base Metal	(66)	3/2018	USD	(5,051,970)	(290,661)
LME Nickel Base Metal	(104)	3/2018	USD	(7,961,304)	(641,183)
LME Nickel Base Metal	(428)	3/2018	USD	(32,767,680)	(4,317,217)
LME Zinc Base Metal	(5)	3/2018	USD	(415,875)	(22,333)
LME Zinc Base Metal	(7)	3/2018	USD	(582,225)	(30,292)
LME Zinc Base Metal	(9)	3/2018	USD	(748,575)	(44,855)
LME Zinc Base Metal	(13)	3/2018	USD	(1,078,675)	(7,188)
LME Zinc Base Metal	(13)	3/2018	USD	(1,079,380)	(15,125)
LME Zinc Base Metal	(13)	3/2018	USD	(1,079,026)	(9,879)
LME Zinc Base Metal	(15)	3/2018	USD	(1,247,625)	(56,474)
LME Zinc Base Metal	(25)	3/2018	USD	(2,079,375)	(140,173)
LME Zinc Base Metal	(25)	3/2018	USD	(2,079,375)	(144,198)
LME Zinc Base Metal	(26)	3/2018	USD	(2,162,550)	(78,310)
LME Zinc Base Metal	(27)	3/2018	USD	(2,245,725)	(161,195)
LME Zinc Base Metal	(28)	3/2018	USD	(2,328,690)	(97,159)
LME Zinc Base Metal	(30)	3/2018	USD	(2,494,350)	(79,438)
LME Zinc Base Metal	(30)	3/2018	USD	(2,493,315)	(55,904)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

21

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Zinc Base Metal	(64)	3/2018	USD	$ (5,321,760)	$ (203,157)
LME Zinc Base Metal	(169)	3/2018	USD	(14,050,237)	(830,586)
Silver	(1,381)	3/2018	USD	(118,386,225)	(8,878,330)
Soybean Meal	(817)	3/2018	USD	(25,882,560)	147,504
Soybean Oil	(1,836)	3/2018	USD	(36,639,216)	371,103
U.S. Treasury 10 Year Note	(8,796)	3/2018	USD	(1,091,116,313)	2,599,493
U.S. Treasury 2 Year Note	(49,148)	3/2018	USD	(10,523,047,563)	15,532,862
U.S. Treasury 5 Year Note	(21,998)	3/2018	USD	(2,555,377,047)	5,961,560
Wheat	(1,952)	3/2018	USD	(41,675,200)	244,675
Platinum	(865)	4/2018	USD	(40,581,475)	(675,423)
3 Month Canadian Bank Acceptance	(2,333)	6/2018	CAD	(455,023,160)	302,355
3 Month Euro Euribor	(935)	6/2018	EUR	(281,334,376)	8,100
3 Month Eurodollar	(15,628)	6/2018	USD	(3,831,790,250)	8,720,766
3 Month Sterling	(224)	6/2018	GBP	(37,558,471)	(30,778)
ASX 90 Day Bank Accepted Bill	(135)	6/2018	AUD	(104,858,007)	(3,366)
3 Month Canadian Bank Acceptance	(1,393)	9/2018	CAD	(271,272,066)	241,649
3 Month Euro Euribor	(1,059)	9/2018	EUR	(318,549,734)	18,526
3 Month Eurodollar	(14,700)	9/2018	USD	(3,600,030,000)	9,008,498
3 Month Sterling	(2,177)	9/2018	GBP	(364,764,208)	(408,743)
ASX 90 Day Bank Accepted Bill	(240)	9/2018	AUD	(186,373,063)	(11,819)
3 Month Eurodollar	(14,298)	12/2018	USD	(3,497,826,975)	8,510,692
3 Month Euroswiss	(113)	12/2018	CHF	(29,161,758)	(1,379)
3 Month Sterling	(2,212)	12/2018	GBP	(370,404,594)	(372,736)
3 Month Eurodollar	(14,042)	3/2019	USD	(3,433,093,475)	7,070,683
3 Month Sterling	(2,377)	3/2019	GBP	(397,793,534)	(373,853)
3 Month Euro Euribor	(84)	6/2019	EUR	(25,217,007)	(53)
3 Month Eurodollar	(12,738)	6/2019	USD	(3,112,530,300)	7,369,643
3 Month Sterling	(2,182)	6/2019	GBP	(364,975,945)	(347,115)
3 Month Euro Euribor	(2,208)	9/2019	EUR	(662,217,847)	59,447
3 Month Eurodollar	(11,275)	9/2019	USD	(2,754,059,687)	6,896,127
3 Month Sterling	(2,368)	9/2019	GBP	(395,887,729)	(367,429)
3 Month Euro Euribor	(2,545)	12/2019	EUR	(762,564,811)	223,765
3 Month Eurodollar	(10,082)	12/2019	USD	(2,461,772,350)	1,134,527
3 Month Sterling	(1,783)	12/2019	GBP	(297,935,616)	(227,383)

					15,249,393

					$185,703,231

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	1,093,220,017	USD	833,617,581	CITI	3/21/2018	$19,239,573
AUD	1,639,830,023	USD	1,250,427,932	JPMC	3/21/2018	28,857,796
BRL	7,299,200	USD	2,181,805	CITI**	3/21/2018	105
BRL	10,948,800	USD	3,272,711	JPMC**	3/21/2018	153
CAD	532,694,771	USD	418,810,543	CITI	3/21/2018	5,402,391
CAD	799,042,148	USD	628,216,594	JPMC	3/21/2018	8,102,801
CHF	3,488,000	USD	3,563,165	CITI	3/21/2018	36,346
CHF	5,232,000	USD	5,344,755	JPMC	3/21/2018	54,512

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

22

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CLP	39,074,185,236	USD	60,916,544	CITI**	3/21/2018	$ 2,542,903
CLP	56,965,795,796	USD	88,794,084	JPMC**	3/21/2018	3,722,698
COP	100,812,252,199	USD	33,245,106	CITI**	3/21/2018	311,462
COP	115,232,705,145	USD	37,968,749	JPMC**	3/21/2018	387,840
EUR	1,508,702,764	USD	1,798,982,811	CITI	3/21/2018	19,683,645
EUR	2,263,054,144	USD	2,698,486,897	JPMC	3/21/2018	29,512,784
GBP	433,812,870	USD	581,143,917	CITI	3/21/2018	6,074,408
GBP	650,719,295	USD	871,716,202	JPMC	3/21/2018	9,111,274
HUF	9,267,674,643	USD	35,488,125	CITI	3/21/2018	435,801
HUF	13,794,671,461	USD	52,825,209	JPMC	3/21/2018	646,538
IDR	828,375,345,281	USD	60,617,528	CITI**	3/21/2018	290,427
IDR	1,214,912,124,087	USD	88,902,468	JPMC**	3/21/2018	426,376
ILS	272,290,200	USD	78,012,758	CITI	3/21/2018	488,221
ILS	386,836,800	USD	110,833,325	JPMC	3/21/2018	691,320
INR	7,986,842,611	USD	122,400,382	CITI**	3/21/2018	1,815,307
INR	11,764,763,405	USD	180,300,569	JPMC**	3/21/2018	2,671,384
KRW	325,232,205,255	USD	298,869,325	CITI**	3/21/2018	6,138,315
KRW	487,848,307,881	USD	448,304,548	JPMC**	3/21/2018	9,206,913
NOK	59,667,200	USD	7,223,030	CITI	3/21/2018	59,755
NOK	89,500,800	USD	10,834,558	JPMC	3/21/2018	89,618
NZD	651,815,591	USD	452,342,633	CITI	3/21/2018	9,151,881
NZD	977,723,385	USD	678,510,189	JPMC	3/21/2018	13,731,581
PHP	4,011,800,398	USD	78,666,242	CITI**	3/21/2018	1,481,122
PHP	6,017,700,578	USD	117,999,510	JPMC**	3/21/2018	2,221,535
PLN	201,734,011	USD	56,754,198	CITI	3/21/2018	1,215,486
PLN	302,499,005	USD	85,102,908	JPMC	3/21/2018	1,822,305
SEK	473,186,206	USD	57,464,396	CITI	3/21/2018	492,021
SEK	681,793,810	USD	82,856,872	JPMC	3/21/2018	650,056
SGD	220,134,600	USD	163,280,462	CITI	3/21/2018	1,508,513
SGD	322,427,400	USD	239,149,574	JPMC	3/21/2018	2,214,032
TRY	897,155,988	USD	226,895,077	CITI	3/21/2018	4,468,446
TRY	1,345,733,980	USD	340,296,600	JPMC	3/21/2018	6,748,683
TWD	3,586,432,571	USD	120,595,263	CITI**	3/21/2018	1,366,971
TWD	5,309,846,356	USD	178,549,185	JPMC**	3/21/2018	2,020,424
USD	36,179,326	BRL	120,286,800	CITI**	3/21/2018	222,658
USD	52,157,363	BRL	173,419,200	JPMC**	3/21/2018	318,120
USD	24,061	COP	72,147,200	CITI**	3/21/2018	46
USD	36,092	COP	108,220,800	JPMC**	3/21/2018	69
USD	6,655,984	HKD	51,883,950	CITI	3/21/2018	4,960
USD	9,983,963	HKD	77,825,925	JPMC	3/21/2018	7,426
USD	25,808,794	MXN	504,731,604	CITI	3/21/2018	492,963
USD	31,560,795	MXN	618,764,404	JPMC	3/21/2018	525,418
USD	76,594,707	NOK	625,938,303	CITI	3/21/2018	194,714
USD	114,893,117	NOK	938,907,453	JPMC	3/21/2018	293,126
JPY	5,582,418,843	USD	49,646,649	CITI	3/22/2018	97,175
JPY	8,373,628,261	USD	74,470,066	JPMC	3/22/2018	145,670
USD	1,567,689,559	JPY	175,114,214,232	CITI	3/22/2018	7,281,643
USD	2,351,531,399	JPY	262,671,321,352	JPMC	3/22/2018	10,919,526
ZAR	3,149,374,006	USD	230,609,270	CITI	3/22/2018	20,996,512
ZAR	4,724,060,994	USD	346,018,522	JPMC	3/22/2018	31,390,151

Total unrealized appreciation						277,983,899

BRL	251,390,000	USD	76,677,500	CITI**	3/21/2018	(1,530,878)
BRL	377,084,992	USD	115,016,392	JPMC**	3/21/2018	(2,296,460)
CAD	59,926,003	USD	47,755,119	CITI	3/21/2018	(32,883)
CAD	89,889,005	USD	71,632,769	JPMC	3/21/2018	(49,414)
CLP	2,046,868,787	USD	3,333,095	CITI**	3/21/2018	(8,824)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

23

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CLP	3,070,303,181	USD	4,999,648	JPMC**	3/21/2018	$ (13,243)
COP	15,614,613,339	USD	5,225,676	CITI**	3/21/2018	(28,164)
COP	22,124,602,981	USD	7,404,753	JPMC**	3/21/2018	(40,314)
GBP	55,941,519	USD	75,776,681	CITI	3/21/2018	(53,051)
GBP	83,912,276	USD	113,665,161	JPMC	3/21/2018	(79,719)
HKD	133,940,000	USD	17,175,149	CITI	3/21/2018	(5,327)
HKD	200,910,000	USD	25,762,755	JPMC	3/21/2018	(8,023)
HUF	1,333,261,210	USD	5,170,478	CITI	3/21/2018	(2,410)
HUF	1,999,891,814	USD	7,755,727	JPMC	3/21/2018	(3,624)
ILS	3,811,200	USD	1,100,929	CITI	3/21/2018	(2,163)
ILS	5,716,800	USD	1,651,273	JPMC	3/21/2018	(3,125)
MXN	1,784,557,618	USD	93,674,862	CITI	3/21/2018	(4,166,775)
MXN	2,652,566,422	USD	139,222,109	JPMC	3/21/2018	(6,177,289)
NOK	73,638,003	USD	8,988,303	CITI	3/21/2018	(288)
NOK	110,457,005	USD	13,482,471	JPMC	3/21/2018	(448)
NZD	19,277,200	USD	13,671,056	CITI	3/21/2018	(22,530)
NZD	28,915,800	USD	20,506,610	JPMC	3/21/2018	(33,821)
PHP	171,770,003	USD	3,435,232	CITI**	3/21/2018	(3,628)
PHP	257,655,005	USD	5,152,855	JPMC**	3/21/2018	(5,448)
SGD	1,539,200	USD	1,153,085	CITI	3/21/2018	(866)
SGD	2,308,800	USD	1,729,630	JPMC	3/21/2018	(1,302)
TRY	55,276,000	USD	14,312,845	CITI	3/21/2018	(57,966)
TRY	82,914,000	USD	21,469,294	JPMC	3/21/2018	(86,976)
USD	661,029,118	AUD	872,728,402	CITI	3/21/2018	(19,815,221)
USD	991,542,434	AUD	1,309,092,598	JPMC	3/21/2018	(29,724,072)
USD	20,434,201	BRL	68,582,000	CITI**	3/21/2018	(66,636)
USD	30,651,264	BRL	102,873,000	JPMC**	3/21/2018	(99,992)
USD	645,856,435	CAD	826,997,595	CITI	3/21/2018	(12,725,356)
USD	968,783,439	CAD	1,240,496,389	JPMC	3/21/2018	(19,089,245)
USD	1,356,013	CHF	1,322,800	CITI	3/21/2018	(9,077)
USD	2,034,016	CHF	1,984,200	JPMC	3/21/2018	(13,618)
USD	31,946,997	CLP	20,584,125,815	CITI**	3/21/2018	(1,483,187)
USD	27,903,122	CLP	18,102,353,737	JPMC**	3/21/2018	(1,496,476)
USD	10,209,730	COP	31,048,388,404	CITI**	3/21/2018	(125,098)
USD	6,765,146	COP	20,579,814,604	JPMC**	3/21/2018	(85,092)
USD	236,292,972	EUR	197,948,800	CITI	3/21/2018	(2,324,502)
USD	354,439,015	EUR	296,923,200	JPMC	3/21/2018	(3,487,196)
USD	408,396,832	GBP	303,609,200	CITI	3/21/2018	(2,575,038)
USD	612,583,350	GBP	455,413,800	JPMC	3/21/2018	(3,874,455)
USD	5,333,521	HKD	41,625,650	CITI	3/21/2018	(2,488)
USD	8,000,271	HKD	62,438,475	JPMC	3/21/2018	(3,741)
USD	70,560,999	HUF	18,580,361,925	CITI	3/21/2018	(1,461,333)
USD	101,685,206	HUF	26,770,279,345	JPMC	3/21/2018	(2,083,384)
USD	18,364,713	IDR	251,402,061,213	CITI**	3/21/2018	(120,127)
USD	23,648,457	IDR	323,805,509,219	JPMC**	3/21/2018	(159,991)
USD	21,171,997	ILS	74,299,000	CITI	3/21/2018	(248,327)
USD	30,085,761	ILS	105,636,000	JPMC	3/21/2018	(368,987)
USD	11,783,817	INR	775,761,985	CITI**	3/21/2018	(281,253)
USD	12,156,698	INR	801,746,975	JPMC**	3/21/2018	(312,504)
USD	36,793,889	KRW	39,964,114,726	CITI**	3/21/2018	(685,057)
USD	7,412,160	KRW	7,955,009,434	JPMC**	3/21/2018	(48,168)
USD	15,874,462	MXN	317,891,597	CITI	3/21/2018	(70,033)
USD	23,811,663	MXN	476,837,395	JPMC	3/21/2018	(105,078)
USD	227,536,923	NOK	1,880,163,718	CITI	3/21/2018	(1,949,747)
USD	341,289,126	NOK	2,820,245,570	JPMC	3/21/2018	(2,940,877)
USD	1,047,997,188	NZD	1,529,614,039	CITI	3/21/2018	(34,990,849)
USD	1,571,990,549	NZD	2,294,421,047	JPMC	3/21/2018	(52,491,498)
USD	5,550,434	PHP	283,295,210	CITI**	3/21/2018	(109,211)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

24

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	8,325,640	PHP	424,942,814	JPMC**	3/21/2018	$ (163,826)
USD	323,662	PLN	1,153,000	CITI	3/21/2018	(7,660)
USD	66,498	PLN	234,000	JPMC	3/21/2018	(744)
USD	267,833,639	SEK	2,236,753,895	CITI	3/21/2018	(6,126,676)
USD	401,745,890	SEK	3,355,130,832	JPMC	3/21/2018	(9,194,580)
USD	9,324,354	SGD	12,574,600	CITI	3/21/2018	(88,775)
USD	1,818,399	SGD	2,456,400	JPMC	3/21/2018	(20,420)
USD	336,977,187	TRY	1,368,481,614	CITI	3/21/2018	(15,934,381)
USD	505,425,789	TRY	2,052,722,418	JPMC	3/21/2018	(23,941,562)
USD	18,225,917	TWD	542,775,000	CITI**	3/21/2018	(231,994)
USD	6,390,629	TWD	190,452,000	JPMC**	3/21/2018	(85,988)
JPY	66,880,548,358	USD	600,411,251	CITI	3/22/2018	(4,451,994)
JPY	100,320,822,522	USD	900,617,706	JPMC	3/22/2018	(6,678,821)
USD	96,227,634	JPY	10,839,326,413	CITI	3/22/2018	(359,446)
USD	144,338,640	JPY	16,258,989,619	JPMC	3/22/2018	(541,981)
USD	111,399,841	ZAR	1,604,726,388	CITI	3/22/2018	(16,802,918)
USD	167,101,920	ZAR	2,407,089,580	JPMC	3/22/2018	(25,202,219)
ZAR	182,269,600	USD	14,620,668	CITI	3/22/2018	(59,017)
ZAR	273,404,400	USD	21,931,029	JPMC	3/22/2018	(88,553)

Total unrealized depreciation						(320,123,428)

Net unrealized depreciation						$(42,139,529)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

25

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Cash	$(110,000)	$—	$(110,000)
Investment Companies	1,130,000	—	1,130,000

BARC
Cash	—	152,933,623	152,933,623

CITI
Investment Companies	80,765,385	—	80,765,385

GSCO
Cash	—	45,057,160	45,057,160
U.S. Treasury Bills	—	116,725,701	116,725,701

GSIN
Cash	(1,850,000)	—	(1,850,000)
Investment Companies	37,004,504	—	37,004,504

JPMC
Investment Companies	299,273,305	—	299,273,305

JPMS
Cash	—	(49,214,185)	(49,214,185)
U.S. Treasury Bills	—	100,596,575	100,596,575

MSCL
Cash	—	(28,507,561)	(28,507,561)
U.S. Treasury Bills	—	36,255,451	36,255,451

MSCS
Investment Companies	122,557,556	—	122,557,556

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Cash	$(3,500,000)	$—	$(3,500,000)
Investment Companies	22,612,309	—	22,612,309

GSCO
Cash	—	(64,413,883)	(64,413,883)
U.S. Treasury Bills	—	59,156,691	59,156,691

GSIN
Cash	18,940,000	—	18,940,000

JPPC
Cash	—	56,949	56,949
U.S. Treasury Bills	—	15,510,096	15,510,096

MACQ
Cash	9,400,000	—	9,400,000

MLIN
Cash	6,960,000	—	6,960,000

MSCL
Cash	—	(55,795,372)	(55,795,372)
U.S. Treasury Bills	—	98,356,483	98,356,483

SOCG
Cash	37,700,000	—	37,700,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

26

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 94.5%
INVESTMENT COMPANIES - 24.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 1.24% (a)(b)	81,599,488	$81,599,488
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.18% (a)(b)	6,363,140	6,363,140
Limited Purpose Cash Investment Fund, 1.17% (a)	111,597,029	111,585,870

TOTAL INVESTMENT COMPANIES (Cost $199,548,551)		199,548,498

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 70.2%
U.S. Treasury Bills
1.14%, 1/4/2018 (c)(d)	$37,930,000	37,927,611
1.13%, 1/11/2018 (c)(d)	18,016,000	18,010,696
1.14%, 1/25/2018 (d)	71,271,000	71,214,993
1.14%, 2/1/2018 (d)	17,711,000	17,692,323
1.15%, 2/8/2018 (c)(d)	141,436,000	141,254,112
1.12%, 2/15/2018 (c)(d)	27,602,000	27,560,252
1.12%, 2/22/2018 (c)(d)	33,022,000	32,962,822
1.12%, 3/1/2018 (c)(d)	30,089,000	30,027,313
1.18%, 3/29/2018 (d)	4,607,000	4,591,936
1.20%, 4/5/2018 (c)(d)	2,998,000	2,987,244
1.23%, 4/12/2018 (c)(d)	12,073,000	12,026,385
1.25%, 4/19/2018 (d)	16,164,000	16,096,980
1.25%, 4/26/2018 (d)	15,175,000	15,109,286
1.27%, 5/3/2018 (d)	4,401,000	4,380,328
1.37%, 5/17/2018 (c)(d)	2,431,000	2,418,055

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 70.2% (continued)
1.43%, 5/24/2018 (d)	$1,129,000	$1,122,559
1.45%, 5/31/2018 (c)(d)	3,901,000	3,877,548
1.46%, 6/7/2018 (d)	18,207,000	18,091,219
1.47%, 6/14/2018 (c)(d)	50,461,000	50,127,425
1.49%, 6/21/2018 (d)	22,360,000	22,201,617
1.54%, 6/28/2018 (d)	48,182,000	47,824,881

TOTAL U.S. TREASURY OBLIGATIONS (Cost $577,551,793)		577,505,585

TOTAL SHORT-TERM INVESTMENTS (Cost $777,100,344)		777,054,083

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 94.5% (Cost $777,100,344)		777,054,083

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5% (e)		45,145,787

NET ASSETS - 100.0%		$822,199,870

(a)	Represents 7-day effective yield as of December 31, 2017.
(b)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(c)	All or a portion of the security pledged as collateral for futures contracts.
(d)	The rate shown was the effective yield at the date of purchase.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2017:

Over the Counter

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/02/2018	USD	(756,800)	$59
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/02/2018	USD	(397,320)	40
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(2,555,550)	11,025
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(11,732,587)	190,344

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

27

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(1,858,975)	$ 34,830
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(859,338)	17,063
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/09/2018	USD	2,162,325	48,092
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/09/2018	USD	1,297,395	97,640
Cotton No. 2 March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/09/2018	USD	1,808,490	72,037
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	24,455,800	50,820
Hang Seng Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	154,232,200	266,304
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	HKD	11,730,000	14,503
H-Shares Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	HKD	163,633,500	149,682
KOSPI 200 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	03/08/2018	KRW	15,736,737,500	172,110
KOSPI 200 Index March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	03/08/2018	KRW	14,921,362,500	175,860
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/14/2018	USD	172,260	3,480
Lean Hogs February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/14/2018	USD	6,287,490	117,958
MSCI Singapore Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	SGD	1,421,877	8,031

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

28

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	3,576,300	$ 49,007
MSCI Taiwan Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/30/2018	USD	1,454,100	22,007
SGX S&P CNX Nifty Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	01/25/2018	USD	7,137,546	5,383
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(24,861,238)	305,480
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(2,724,480)	50,279
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(1,235,520)	47,440
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(475,200)	4,195
Soybean Meal March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(7,983,360)	19,455
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(2,913,576)	10,110
Swiss Market Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	Monthly	BANA	03/16/2018	CHF	27,870,255	124,624
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/23/2018	USD	(5,188,050)	38,313
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(2,839,550)	115,495
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(5,529,650)	149,196

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

29

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(4,995,900)	$ 21,439

								2,392,301

Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/02/2018	USD	(870,320)	(4,664)
Cocoa March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(454,080)	(4,233)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/09/2018	USD	(3,218,100)	(23,955)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	CITI	02/09/2018	USD	(2,271,600)	(40,005)
Coffee ‘C’ March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/09/2018	USD	(4,069,950)	(3,380)
Corn March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(6,453,800)	(25,759)
Cotton No. 2 March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/09/2018	USD	(39,315)	(4,810)
iBovespa Index February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	02/14/2018	BRL	347,486	(302)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	MACQ	02/23/2018	USD	(320,438)	(4,489)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(320,438)	(7,768)
KC HRW Wheat March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(256,350)	(6,353)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/14/2018	USD	(3,272,940)	(183,650)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

30

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Lean Hogs February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/14/2018	USD	(172,260)	$ (3,240)
Live Cattle February Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/02/2018	USD	17,551,820	(886,442)
Live Cattle February Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/02/2018	USD	(875,160)	(15,604)
OMXS30 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/19/2018	SEK	518,155	(15,772)
SGX FTSE China A50 Index January Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	BANA	01/30/2018	USD	5,349,970	(77,378)
Soybean March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	SOCG	02/23/2018	USD	(7,357,388)	(18,721)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	GSIN	02/23/2018	USD	1,235,520	(64,886)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	SOCG	02/23/2018	USD	8,648,640	(490,510)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	MACQ	02/23/2018	USD	475,200	(25,470)
Soybean Meal March Futures	Decreases in total return of reference entity	Increases in total return of reference entity	At termination	CITI	02/23/2018	USD	2,724,480	(142,124)
Soybean Oil March Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	GSIN	02/23/2018	USD	(1,197,360)	(2,334)

								(2,051,849)

								$340,452

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

31

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

Futures contracts outstanding as of December 31, 2017:

Exchange Traded

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Amsterdam Exchange Index	90	1/2018	EUR	$11,759,730	$(122,125)
Brent Crude Oil	897	1/2018	USD	59,982,390	3,654,445
CAC 40 10 Euro Index	324	1/2018	EUR	20,644,643	(296,571)
H-Shares Index	44	1/2018	HKD	3,303,020	14,957
IBEX 35 Index	97	1/2018	EUR	11,662,753	(226,884)
LME Aluminum Base Metal	1	1/2018	USD	56,429	2,457
LME Aluminum Base Metal	1	1/2018	USD	56,493	2,828
LME Aluminum Base Metal	1	1/2018	USD	56,475	2,727
LME Aluminum Base Metal	2	1/2018	USD	112,975	5,037
LME Aluminum Base Metal	2	1/2018	USD	112,924	6,847
LME Aluminum Base Metal	2	1/2018	USD	112,912	5,857
LME Aluminum Base Metal	3	1/2018	USD	169,444	7,373
LME Copper Base Metal	1	1/2018	USD	180,480	5,859
LME Copper Base Metal	7	1/2018	USD	1,263,019	34,266
LME Copper Base Metal	8	1/2018	USD	1,443,400	49,965
LME Nickel Base Metal	1	1/2018	USD	76,255	11,161
LME Nickel Base Metal	1	1/2018	USD	76,266	6,589
LME Nickel Base Metal	1	1/2018	USD	76,240	12,638
LME Nickel Base Metal	2	1/2018	USD	152,617	10,668
LME Nickel Base Metal	2	1/2018	USD	152,561	10,608
LME Nickel Base Metal	2	1/2018	USD	152,466	24,172
LME Nickel Base Metal	3	1/2018	USD	228,864	16,849
LME Nickel Base Metal	3	1/2018	USD	228,852	17,885
LME Nickel Base Metal	4	1/2018	USD	305,169	20,527
LME Zinc Base Metal	1	1/2018	USD	83,375	5,660
LME Zinc Base Metal	1	1/2018	USD	83,460	1,201
LME Zinc Base Metal	1	1/2018	USD	83,481	1,128
LME Zinc Base Metal	1	1/2018	USD	83,500	2,221
LME Zinc Base Metal	1	1/2018	USD	83,500	2,858
LME Zinc Base Metal	2	1/2018	USD	166,917	4,415
LME Zinc Base Metal	2	1/2018	USD	167,000	4,770
MSCI Singapore Index	6	1/2018	SGD	174,107	1,075
MSCI Taiwan Index	5	1/2018	USD	196,500	1,464
NY Harbor ULSD	433	1/2018	USD	37,610,467	2,445,048
OMXS30 Index	281	1/2018	SEK	5,392,647	(158,791)
RBOB Gasoline	242	1/2018	USD	18,252,511	658,650
SGX FTSE China A50 Index	33	1/2018	USD	437,003	(2,789)
SGX S&P CNX Nifty Index	19	1/2018	USD	401,223	728
WTI Crude Oil	837	1/2018	USD	50,571,540	2,630,190
100 oz Gold	194	2/2018	USD	25,400,420	199,084
Lean Hogs	21	2/2018	USD	602,910	12,428
Live Cattle	7	2/2018	USD	340,340	(6,684)
LME Aluminum Base Metal	1	2/2018	USD	56,553	2,370
LME Aluminum Base Metal	2	2/2018	USD	113,337	7,483
LME Aluminum Base Metal	2	2/2018	USD	113,167	5,863
LME Aluminum Base Metal	3	2/2018	USD	169,769	10,010
LME Aluminum Base Metal	4	2/2018	USD	226,651	17,189
LME Aluminum Base Metal	5	2/2018	USD	283,344	23,875
LME Aluminum Base Metal	5	2/2018	USD	283,344	20,647
LME Aluminum Base Metal	5	2/2018	USD	282,980	21,593
LME Aluminum Base Metal	6	2/2018	USD	339,721	24,479

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

32

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Aluminum Base Metal	6	2/2018	USD	$ 339,757	$ 23,243
LME Aluminum Base Metal	7	2/2018	USD	396,426	32,405
LME Aluminum Base Metal	11	2/2018	USD	623,023	39,347
LME Aluminum Base Metal	13	2/2018	USD	736,694	63,487
LME Copper Base Metal	1	2/2018	USD	180,760	10,457
LME Copper Base Metal	1	2/2018	USD	180,862	9,535
LME Copper Base Metal	2	2/2018	USD	361,699	22,319
LME Copper Base Metal	2	2/2018	USD	361,571	25,065
LME Copper Base Metal	4	2/2018	USD	723,193	45,633
LME Copper Base Metal	5	2/2018	USD	904,648	57,035
LME Copper Base Metal	6	2/2018	USD	1,083,630	42,174
LME Copper Base Metal	6	2/2018	USD	1,084,098	53,275
LME Copper Base Metal	12	2/2018	USD	2,167,425	91,376
LME Nickel Base Metal	1	2/2018	USD	76,395	2,593
LME Nickel Base Metal	2	2/2018	USD	152,807	14,268
LME Nickel Base Metal	2	2/2018	USD	152,866	11,891
LME Nickel Base Metal	2	2/2018	USD	152,913	13,168
LME Nickel Base Metal	3	2/2018	USD	229,272	20,698
LME Nickel Base Metal	3	2/2018	USD	229,284	19,802
LME Nickel Base Metal	7	2/2018	USD	534,852	49,463
LME Nickel Base Metal	12	2/2018	USD	917,537	102,238
LME Zinc Base Metal	1	2/2018	USD	83,300	2,273
LME Zinc Base Metal	1	2/2018	USD	83,242	3,239
LME Zinc Base Metal	1	2/2018	USD	83,278	2,926
LME Zinc Base Metal	1	2/2018	USD	83,264	4,311
LME Zinc Base Metal	2	2/2018	USD	166,469	10,963
LME Zinc Base Metal	2	2/2018	USD	166,498	5,943
LME Zinc Base Metal	2	2/2018	USD	166,542	7,787
LME Zinc Base Metal	4	2/2018	USD	332,908	17,348
LME Zinc Base Metal	5	2/2018	USD	415,875	22,513
Low Sulphur Gasoil	854	2/2018	USD	51,389,450	3,042,956
Australia 10 Year Bond	631	3/2018	AUD	63,589,323	(492,401)
Copper	330	3/2018	USD	27,229,125	1,166,367
Cotton No. 2	34	3/2018	USD	1,336,710	111,567
DAX Index	60	3/2018	EUR	23,235,095	(393,225)
DJIA CBOT E-Mini Index	361	3/2018	USD	44,646,675	665,922
EURO STOXX 50 Index	333	3/2018	EUR	13,956,283	(343,169)
Euro-Bobl	1,420	3/2018	EUR	190,781,548	(219,194)
Euro-BTP	721	3/2018	EUR	117,773,603	(2,552,813)
Euro-Bund	466	3/2018	EUR	73,587,112	(392,589)
Euro-OAT	592	3/2018	EUR	110,226,091	(1,199,835)
Euro-Schatz	675	3/2018	EUR	130,944,429	(920,331)
FTSE 100 Index	348	3/2018	GBP	35,887,310	846,436
FTSE/JSE Top 40 Index	290	3/2018	ZAR	12,463,496	233,473
FTSE/MIB Index	1	3/2018	EUR	130,526	(5,264)
Japan 10 Year Bond	155	3/2018	JPY	207,418,682	(103,963)
KOSPI 200 Index	4	3/2018	KRW	304,656	4,104
LME Aluminum Base Metal	1	3/2018	USD	56,752	5,575
LME Aluminum Base Metal	3	3/2018	USD	170,327	14,356
LME Aluminum Base Metal	5	3/2018	USD	283,700	31,250
LME Aluminum Base Metal	5	3/2018	USD	283,670	32,030
LME Aluminum Base Metal	5	3/2018	USD	283,730	29,530
LME Aluminum Base Metal	6	3/2018	USD	340,689	23,978
LME Aluminum Base Metal	7	3/2018	USD	396,931	43,411
LME Aluminum Base Metal	7	3/2018	USD	396,889	38,822

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

33

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
LME Aluminum Base Metal	7	3/2018	USD	$ 396,972	$ 45,905
LME Aluminum Base Metal	7	3/2018	USD	396,847	37,205
LME Aluminum Base Metal	7	3/2018	USD	396,681	36,164
LME Aluminum Base Metal	9	3/2018	USD	510,412	444
LME Aluminum Base Metal	9	3/2018	USD	510,862	23,730
LME Aluminum Base Metal	9	3/2018	USD	510,525	12,768
LME Aluminum Base Metal	10	3/2018	USD	567,000	(1,237)
LME Aluminum Base Metal	158	3/2018	USD	8,972,425	641,533
LME Copper Base Metal	1	3/2018	USD	181,138	14,635
LME Copper Base Metal	2	3/2018	USD	362,332	23,701
LME Copper Base Metal	2	3/2018	USD	361,903	23,023
LME Copper Base Metal	2	3/2018	USD	362,075	28,408
LME Copper Base Metal	3	3/2018	USD	543,241	50,108
LME Copper Base Metal	3	3/2018	USD	543,541	31,632
LME Copper Base Metal	3	3/2018	USD	543,198	48,416
LME Copper Base Metal	4	3/2018	USD	724,700	1,216
LME Copper Base Metal	5	3/2018	USD	905,830	(4,472)
LME Copper Base Metal	5	3/2018	USD	905,259	83,746
LME Copper Base Metal	5	3/2018	USD	906,063	29,510
LME Copper Base Metal	5	3/2018	USD	905,563	19,041
LME Copper Base Metal	5	3/2018	USD	905,786	4,739
LME Copper Base Metal	9	3/2018	USD	1,631,137	78,631
LME Copper Base Metal	120	3/2018	USD	21,742,500	1,165,593
LME Nickel Base Metal	2	3/2018	USD	153,056	19,250
LME Nickel Base Metal	3	3/2018	USD	229,570	27,872
LME Nickel Base Metal	3	3/2018	USD	229,556	29,119
LME Nickel Base Metal	5	3/2018	USD	382,498	51,136
LME Nickel Base Metal	5	3/2018	USD	382,331	52,916
LME Nickel Base Metal	5	3/2018	USD	382,800	10,018
LME Nickel Base Metal	5	3/2018	USD	382,427	48,664
LME Nickel Base Metal	6	3/2018	USD	459,333	28,230
LME Nickel Base Metal	6	3/2018	USD	459,347	19,195
LME Nickel Base Metal	6	3/2018	USD	458,969	68,174
LME Nickel Base Metal	6	3/2018	USD	458,940	69,043
LME Nickel Base Metal	7	3/2018	USD	535,890	32,233
LME Nickel Base Metal	7	3/2018	USD	535,815	26,783
LME Nickel Base Metal	10	3/2018	USD	765,510	61,542
LME Nickel Base Metal	85	3/2018	USD	6,507,600	559,697
LME Zinc Base Metal	1	3/2018	USD	83,175	4,673
LME Zinc Base Metal	1	3/2018	USD	83,175	3,787
LME Zinc Base Metal	1	3/2018	USD	83,029	1,281
LME Zinc Base Metal	2	3/2018	USD	166,350	11,344
LME Zinc Base Metal	2	3/2018	USD	166,335	6,478
LME Zinc Base Metal	2	3/2018	USD	166,350	12,344
LME Zinc Base Metal	2	3/2018	USD	166,004	1,648
LME Zinc Base Metal	2	3/2018	USD	166,350	11,345
LME Zinc Base Metal	2	3/2018	USD	165,950	951
LME Zinc Base Metal	3	3/2018	USD	249,332	5,573
LME Zinc Base Metal	3	3/2018	USD	249,525	9,915
LME Zinc Base Metal	3	3/2018	USD	249,435	7,256
LME Zinc Base Metal	6	3/2018	USD	498,915	19,994
LME Zinc Base Metal	79	3/2018	USD	6,567,863	271,494
Long Gilt	741	3/2018	GBP	125,217,713	289,122
MSCI Emerging Markets E-Mini Index	30	3/2018	USD	3,068,250	38,204
MSCI Emerging Markets E-Mini Index	227	3/2018	USD	13,207,995	458,059

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

34

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
NASDAQ 100 E-Mini Index	413	3/2018	USD	$ 52,936,275	$ 260,742
Nikkei 225 Index	184	3/2018	JPY	37,151,098	26,942
Palladium	80	3/2018	USD	8,488,000	557,556
Russell 2000 E-Mini Index	351	3/2018	USD	26,965,575	207,918
S&P 500 E-Mini Index	343	3/2018	USD	45,893,400	350,863
S&P Midcap 400 E-Mini Index	101	3/2018	USD	19,214,240	107,519
S&P/TSX 60 Index	357	3/2018	CAD	54,382,148	249,247
Soybean Oil	38	3/2018	EUR	7,471,082	(148,940)
SPI 200 Index	371	3/2018	AUD	43,565,648	(69,979)
TOPIX Index	214	3/2018	JPY	34,509,696	597,100
U.S. Treasury Long Bond	277	3/2018	USD	42,381,000	(63,469)
U.S. Treasury Ultra Bond	294	3/2018	USD	49,290,937	16,207
3 Month Euroswiss	7	9/2018	CHF	1,807,738	(85)
3 Month Euro Euribor	85	12/2018	EUR	25,558,005	(10,340)
3 Month Euro Euribor	130	3/2019	EUR	39,059,467	(22,003)

					16,419,125

Short Contracts
LME Aluminum Base Metal	(1)	1/2018	USD	(56,429)	(2,432)
LME Aluminum Base Metal	(1)	1/2018	USD	(56,493)	(2,934)
LME Aluminum Base Metal	(1)	1/2018	USD	(56,475)	(2,897)
LME Aluminum Base Metal	(2)	1/2018	USD	(112,975)	(5,240)
LME Aluminum Base Metal	(2)	1/2018	USD	(112,924)	(7,129)
LME Aluminum Base Metal	(2)	1/2018	USD	(112,912)	(6,067)
LME Aluminum Base Metal	(3)	1/2018	USD	(169,444)	(7,245)
LME Copper Base Metal	(1)	1/2018	USD	(180,480)	(6,008)
LME Copper Base Metal	(7)	1/2018	USD	(1,263,019)	(33,311)
LME Copper Base Metal	(8)	1/2018	USD	(1,443,400)	(56,329)
LME Nickel Base Metal	(1)	1/2018	USD	(76,240)	(12,494)
LME Nickel Base Metal	(1)	1/2018	USD	(76,266)	(6,848)
LME Nickel Base Metal	(1)	1/2018	USD	(76,255)	(11,214)
LME Nickel Base Metal	(2)	1/2018	USD	(152,561)	(11,086)
LME Nickel Base Metal	(2)	1/2018	USD	(152,617)	(10,842)
LME Nickel Base Metal	(2)	1/2018	USD	(152,466)	(24,899)
LME Nickel Base Metal	(3)	1/2018	USD	(228,852)	(17,809)
LME Nickel Base Metal	(3)	1/2018	USD	(228,864)	(16,473)
LME Nickel Base Metal	(4)	1/2018	USD	(305,169)	(19,999)
LME Zinc Base Metal	(1)	1/2018	USD	(83,481)	(1,234)
LME Zinc Base Metal	(1)	1/2018	USD	(83,500)	(2,753)
LME Zinc Base Metal	(1)	1/2018	USD	(83,500)	(1,977)
LME Zinc Base Metal	(1)	1/2018	USD	(83,375)	(5,340)
LME Zinc Base Metal	(1)	1/2018	USD	(83,460)	(1,547)
LME Zinc Base Metal	(2)	1/2018	USD	(167,000)	(5,905)
LME Zinc Base Metal	(2)	1/2018	USD	(166,917)	(4,275)
Natural Gas	(442)	1/2018	USD	(13,052,260)	(495,004)
LME Aluminum Base Metal	(1)	2/2018	USD	(56,553)	(2,368)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,337)	(7,173)
LME Aluminum Base Metal	(2)	2/2018	USD	(113,167)	(5,642)
LME Aluminum Base Metal	(3)	2/2018	USD	(169,769)	(10,895)
LME Aluminum Base Metal	(4)	2/2018	USD	(226,651)	(18,509)
LME Aluminum Base Metal	(5)	2/2018	USD	(283,344)	(23,654)
LME Aluminum Base Metal	(5)	2/2018	USD	(283,344)	(20,271)
LME Aluminum Base Metal	(5)	2/2018	USD	(282,980)	(21,284)
LME Aluminum Base Metal	(6)	2/2018	USD	(339,721)	(23,255)
LME Aluminum Base Metal	(6)	2/2018	USD	(339,757)	(24,623)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

35

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(7)	2/2018	USD	$ (396,426)	$ (29,574)
LME Aluminum Base Metal	(11)	2/2018	USD	(623,023)	(41,849)
LME Aluminum Base Metal	(13)	2/2018	USD	(736,694)	(64,387)
LME Copper Base Metal	(1)	2/2018	USD	(180,863)	(8,740)
LME Copper Base Metal	(1)	2/2018	USD	(180,760)	(9,765)
LME Copper Base Metal	(2)	2/2018	USD	(361,571)	(24,196)
LME Copper Base Metal	(2)	2/2018	USD	(361,700)	(22,025)
LME Copper Base Metal	(4)	2/2018	USD	(723,193)	(46,576)
LME Copper Base Metal	(5)	2/2018	USD	(904,648)	(57,609)
LME Copper Base Metal	(6)	2/2018	USD	(1,084,098)	(52,341)
LME Copper Base Metal	(6)	2/2018	USD	(1,083,630)	(36,648)
LME Copper Base Metal	(12)	2/2018	USD	(2,167,425)	(93,260)
LME Nickel Base Metal	(1)	2/2018	USD	(76,395)	(1,912)
LME Nickel Base Metal	(2)	2/2018	USD	(152,866)	(11,043)
LME Nickel Base Metal	(2)	2/2018	USD	(152,807)	(13,485)
LME Nickel Base Metal	(2)	2/2018	USD	(152,913)	(13,012)
LME Nickel Base Metal	(3)	2/2018	USD	(229,284)	(18,705)
LME Nickel Base Metal	(3)	2/2018	USD	(229,272)	(20,566)
LME Nickel Base Metal	(7)	2/2018	USD	(534,852)	(48,966)
LME Nickel Base Metal	(12)	2/2018	USD	(917,537)	(101,497)
LME Zinc Base Metal	(1)	2/2018	USD	(83,300)	(2,798)
LME Zinc Base Metal	(1)	2/2018	USD	(83,278)	(3,404)
LME Zinc Base Metal	(1)	2/2018	USD	(83,242)	(3,876)
LME Zinc Base Metal	(1)	2/2018	USD	(83,263)	(4,281)
LME Zinc Base Metal	(2)	2/2018	USD	(166,469)	(9,882)
LME Zinc Base Metal	(2)	2/2018	USD	(166,498)	(5,401)
LME Zinc Base Metal	(2)	2/2018	USD	(166,541)	(6,962)
LME Zinc Base Metal	(4)	2/2018	USD	(332,908)	(17,134)
LME Zinc Base Metal	(5)	2/2018	USD	(415,875)	(21,901)
Sugar No. 11	(702)	2/2018	USD	(11,919,398)	(967,567)
3 Month Canadian Bank Acceptance	(75)	3/2018	CAD	(14,661,396)	5,656
3 Month Euro Euribor	(1)	3/2018	EUR	(300,922)	(23)
3 Month Eurodollar	(1)	3/2018	USD	(245,600)	54
3 Month Euroswiss	(1)	3/2018	CHF	(258,453)	(46)
3 Month Sterling	(2)	3/2018	GBP	(335,647)	(178)
ASX 90 Day Bank Accepted Bill	(1)	3/2018	AUD	(776,840)	(192)
Australia 3 Year Bond	(734)	3/2018	AUD	(63,625,518)	(53,987)
Canada 10 Year Bond	(58)	3/2018	CAD	(6,218,966)	3,720
Cocoa	(160)	3/2018	USD	(3,027,200)	52,852
Cocoa	(403)	3/2018	GBP	(7,497,842)	509,920
Coffee ‘C’	(235)	3/2018	USD	(11,121,375)	131,403
Corn	(555)	3/2018	USD	(9,733,313)	94,757
KC HRW Wheat	(341)	3/2018	USD	(7,284,613)	198,792
LME Aluminum Base Metal	(1)	3/2018	USD	(56,752)	(5,286)
LME Aluminum Base Metal	(3)	3/2018	USD	(170,327)	(14,272)
LME Aluminum Base Metal	(5)	3/2018	USD	(283,700)	(32,047)
LME Aluminum Base Metal	(5)	3/2018	USD	(283,730)	(29,565)
LME Aluminum Base Metal	(5)	3/2018	USD	(283,670)	(31,654)
LME Aluminum Base Metal	(6)	3/2018	USD	(340,689)	(25,557)
LME Aluminum Base Metal	(7)	3/2018	USD	(396,890)	(40,152)
LME Aluminum Base Metal	(7)	3/2018	USD	(396,972)	(44,480)
LME Aluminum Base Metal	(7)	3/2018	USD	(396,932)	(44,532)
LME Aluminum Base Metal	(7)	3/2018	USD	(396,847)	(36,069)
LME Aluminum Base Metal	(7)	3/2018	USD	(396,681)	(35,147)
LME Aluminum Base Metal	(9)	3/2018	USD	(510,863)	(24,889)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

36

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
LME Aluminum Base Metal	(9)	3/2018	USD	$ (510,413)	$ (1,939)
LME Aluminum Base Metal	(9)	3/2018	USD	(510,525)	(15,547)
LME Aluminum Base Metal	(10)	3/2018	USD	(567,000)	(1,062)
LME Aluminum Base Metal	(62)	3/2018	USD	(3,520,825)	(356,228)
LME Copper Base Metal	(1)	3/2018	USD	(181,138)	(14,770)
LME Copper Base Metal	(2)	3/2018	USD	(362,332)	(23,987)
LME Copper Base Metal	(2)	3/2018	USD	(361,903)	(22,426)
LME Copper Base Metal	(2)	3/2018	USD	(362,075)	(30,932)
LME Copper Base Metal	(3)	3/2018	USD	(543,541)	(43,148)
LME Copper Base Metal	(3)	3/2018	USD	(543,241)	(50,017)
LME Copper Base Metal	(3)	3/2018	USD	(543,198)	(50,068)
LME Copper Base Metal	(4)	3/2018	USD	(724,700)	(1,980)
LME Copper Base Metal	(5)	3/2018	USD	(906,063)	(34,077)
LME Copper Base Metal	(5)	3/2018	USD	(905,563)	(20,950)
LME Copper Base Metal	(5)	3/2018	USD	(905,830)	3,155
LME Copper Base Metal	(5)	3/2018	USD	(905,786)	(7,289)
LME Copper Base Metal	(5)	3/2018	USD	(905,259)	(83,198)
LME Copper Base Metal	(9)	3/2018	USD	(1,631,138)	(79,397)
LME Copper Base Metal	(21)	3/2018	USD	(3,804,937)	(305,773)
LME Nickel Base Metal	(2)	3/2018	USD	(153,056)	(18,893)
LME Nickel Base Metal	(3)	3/2018	USD	(229,556)	(29,580)
LME Nickel Base Metal	(3)	3/2018	USD	(229,570)	(28,768)
LME Nickel Base Metal	(5)	3/2018	USD	(382,331)	(47,328)
LME Nickel Base Metal	(5)	3/2018	USD	(382,800)	(12,636)
LME Nickel Base Metal	(5)	3/2018	USD	(382,498)	(52,844)
LME Nickel Base Metal	(5)	3/2018	USD	(382,427)	(52,005)
LME Nickel Base Metal	(6)	3/2018	USD	(458,940)	(68,044)
LME Nickel Base Metal	(6)	3/2018	USD	(458,969)	(66,479)
LME Nickel Base Metal	(6)	3/2018	USD	(459,347)	(19,445)
LME Nickel Base Metal	(6)	3/2018	USD	(459,333)	(30,948)
LME Nickel Base Metal	(7)	3/2018	USD	(535,890)	(33,318)
LME Nickel Base Metal	(7)	3/2018	USD	(535,815)	(30,828)
LME Nickel Base Metal	(10)	3/2018	USD	(765,510)	(61,713)
LME Nickel Base Metal	(44)	3/2018	USD	(3,368,640)	(443,669)
LME Zinc Base Metal	(1)	3/2018	USD	(83,175)	(4,984)
LME Zinc Base Metal	(1)	3/2018	USD	(83,029)	(1,163)
LME Zinc Base Metal	(1)	3/2018	USD	(83,175)	(3,765)
LME Zinc Base Metal	(2)	3/2018	USD	(166,004)	(1,520)
LME Zinc Base Metal	(2)	3/2018	USD	(165,950)	(1,106)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(11,500)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(11,214)
LME Zinc Base Metal	(2)	3/2018	USD	(166,350)	(11,940)
LME Zinc Base Metal	(2)	3/2018	USD	(166,335)	(6,940)
LME Zinc Base Metal	(3)	3/2018	USD	(249,331)	(5,590)
LME Zinc Base Metal	(3)	3/2018	USD	(249,525)	(9,036)
LME Zinc Base Metal	(3)	3/2018	USD	(249,435)	(7,944)
LME Zinc Base Metal	(6)	3/2018	USD	(498,915)	(19,194)
LME Zinc Base Metal	(14)	3/2018	USD	(1,163,925)	(67,017)
Silver	(137)	3/2018	USD	(11,744,325)	(878,758)
Soybean Meal	(71)	3/2018	USD	(2,249,280)	14,892
Soybean Oil	(186)	3/2018	USD	(3,711,816)	35,319
U.S. Treasury 10 Year Note	(891)	3/2018	USD	(110,525,766)	235,170
U.S. Treasury 2 Year Note	(5,139)	3/2018	USD	(1,100,308,078)	1,496,371
U.S. Treasury 5 Year Note	(2,262)	3/2018	USD	(262,763,109)	574,723
Wheat	(283)	3/2018	USD	(6,042,050)	91,024

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

37

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
Platinum	(87)	4/2018	USD	$ (4,081,605)	$ (68,504)
3 Month Canadian Bank Acceptance	(215)	6/2018	CAD	(41,933,125)	32,313
3 Month Euro Euribor	(95)	6/2018	EUR	(28,584,776)	803
3 Month Eurodollar	(1,592)	6/2018	USD	(390,338,500)	817,911
3 Month Sterling	(15)	6/2018	GBP	(2,515,076)	(2,274)
ASX 90 Day Bank Accepted Bill	(16)	6/2018	AUD	(12,427,616)	(434)
3 Month Canadian Bank Acceptance	(133)	9/2018	CAD	(25,900,348)	22,077
3 Month Euro Euribor	(110)	9/2018	EUR	(33,088,263)	1,875
3 Month Eurodollar	(1,499)	9/2018	USD	(367,105,100)	852,367
3 Month Sterling	(215)	9/2018	GBP	(36,024,026)	(39,962)
ASX 90 Day Bank Accepted Bill	(23)	9/2018	AUD	(17,860,752)	(1,155)
3 Month Eurodollar	(1,458)	12/2018	USD	(356,681,475)	809,935
3 Month Euroswiss	(12)	12/2018	CHF	(3,096,824)	(211)
3 Month Sterling	(221)	12/2018	GBP	(37,006,969)	(37,066)
3 Month Eurodollar	(1,420)	3/2019	USD	(347,172,250)	667,749
3 Month Sterling	(240)	3/2019	GBP	(40,164,261)	(37,510)
3 Month Euro Euribor	(13)	6/2019	EUR	(3,902,632)	(8)
3 Month Eurodollar	(1,314)	6/2019	USD	(321,075,900)	709,515
3 Month Sterling	(220)	6/2019	GBP	(36,798,675)	(34,728)
3 Month Euro Euribor	(229)	9/2019	EUR	(68,681,108)	6,127
3 Month Eurodollar	(1,161)	9/2019	USD	(283,588,762)	661,286
3 Month Sterling	(237)	9/2019	GBP	(39,622,209)	(36,636)
3 Month Euro Euribor	(255)	12/2019	EUR	(76,406,297)	21,534
3 Month Eurodollar	(1,043)	12/2019	USD	(254,674,525)	108,590
3 Month Sterling	(178)	12/2019	GBP	(29,743,432)	(22,714)

					1,583,328

					$18,002,453

Forward foreign currency contracts outstanding as of December 31, 2017:

Over the Counter

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	107,002,400	USD	81,633,690	CITI	3/21/2018	$1,842,427
AUD	160,503,600	USD	122,450,688	JPMC	3/21/2018	2,763,488
BRL	706,400	USD	211,150	CITI**	3/21/2018	10
BRL	1,059,600	USD	316,726	JPMC**	3/21/2018	15
CAD	51,272,800	USD	40,318,471	CITI	3/21/2018	512,763
CAD	76,909,200	USD	60,477,783	JPMC	3/21/2018	769,069
CLP	3,804,320,249	USD	5,935,545	CITI**	3/21/2018	242,960
CLP	5,528,674,879	USD	8,624,451	JPMC**	3/21/2018	354,537
COP	9,783,287,188	USD	3,226,573	CITI**	3/21/2018	29,912
COP	10,928,809,804	USD	3,601,131	JPMC**	3/21/2018	36,654
EUR	148,055,600	USD	176,530,679	CITI	3/21/2018	1,943,014
EUR	222,083,397	USD	264,798,013	JPMC	3/21/2018	2,912,522
GBP	41,901,066	USD	56,130,231	CITI	3/21/2018	587,943
GBP	62,851,599	USD	84,195,401	JPMC	3/21/2018	881,860
HUF	903,531,195	USD	3,460,938	CITI	3/21/2018	41,385
HUF	1,347,010,789	USD	5,159,933	JPMC	3/21/2018	61,433
IDR	81,133,042,790	USD	5,937,313	CITI**	3/21/2018	28,156

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

38

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
IDR	118,403,411,858	USD	8,664,715	JPMC**	3/21/2018	$ 41,132
ILS	26,868,400	USD	7,698,310	CITI	3/21/2018	47,822
ILS	37,617,600	USD	10,778,636	JPMC	3/21/2018	66,478
INR	820,939,597	USD	12,590,172	CITI**	3/21/2018	177,524
INR	1,209,026,395	USD	18,542,481	JPMC**	3/21/2018	260,950
KRW	31,362,614,107	USD	28,828,154	CITI**	3/21/2018	584,176
KRW	46,450,428,150	USD	42,695,222	JPMC**	3/21/2018	866,686
NOK	3,430,400	USD	415,940	CITI	3/21/2018	2,763
NOK	5,145,600	USD	623,911	JPMC	3/21/2018	4,144
NZD	58,772,000	USD	40,771,957	CITI	3/21/2018	839,438
NZD	88,158,000	USD	61,157,636	JPMC	3/21/2018	1,259,456
PHP	395,819,200	USD	7,762,977	CITI**	3/21/2018	144,662
PHP	593,728,800	USD	11,644,480	JPMC**	3/21/2018	216,977
PLN	18,250,195	USD	5,134,362	CITI	3/21/2018	109,959
PLN	27,367,806	USD	7,699,461	JPMC	3/21/2018	164,870
SEK	41,119,600	USD	5,001,186	CITI	3/21/2018	35,192
SEK	60,713,400	USD	7,386,559	JPMC	3/21/2018	49,691
SGD	22,021,800	USD	16,337,121	CITI	3/21/2018	148,020
SGD	31,603,200	USD	23,443,702	JPMC	3/21/2018	213,910
TRY	84,143,200	USD	21,280,851	CITI	3/21/2018	418,460
TRY	126,214,800	USD	31,917,092	JPMC	3/21/2018	631,875
TWD	361,470,000	USD	12,157,124	CITI**	3/21/2018	135,228
TWD	527,571,000	USD	17,744,213	JPMC**	3/21/2018	196,661
USD	3,428,322	BRL	11,398,600	CITI**	3/21/2018	21,001
USD	4,977,582	BRL	16,550,400	JPMC**	3/21/2018	30,262
USD	278,303	HKD	2,169,400	CITI	3/21/2018	207
USD	417,454	HKD	3,254,100	JPMC	3/21/2018	311
USD	2,588,557	MXN	50,601,400	CITI	3/21/2018	50,542
USD	3,068,705	MXN	60,168,600	JPMC	3/21/2018	50,828
USD	7,429,058	NOK	60,709,900	CITI	3/21/2018	19,005
USD	11,143,743	NOK	91,064,850	JPMC	3/21/2018	28,665
USD	1,198	SGD	1,600	CITI	3/21/2018	—
USD	1,797	SGD	2,400	JPMC	3/21/2018	—
JPY	466,492,404	USD	4,148,210	CITI	3/22/2018	8,611
JPY	699,738,604	USD	6,222,323	JPMC	3/22/2018	12,908
USD	149,450,325	JPY	16,693,915,048	CITI	3/22/2018	694,171
USD	224,175,208	JPY	25,040,872,572	JPMC	3/22/2018	1,040,976
ZAR	309,171,200	USD	22,667,160	CITI	3/22/2018	2,032,752
ZAR	463,756,800	USD	34,010,832	JPMC	3/22/2018	3,039,036

Total unrealized appreciation						26,653,497

BRL	24,842,800	USD	7,577,231	CITI**	3/21/2018	(151,110)
BRL	37,264,200	USD	11,365,861	JPMC**	3/21/2018	(226,680)
CAD	6,134,000	USD	4,888,194	CITI	3/21/2018	(3,366)
CAD	9,201,000	USD	7,332,299	JPMC	3/21/2018	(5,058)
CLP	248,952,012	USD	405,395	CITI**	3/21/2018	(1,078)
CLP	373,428,020	USD	608,093	JPMC**	3/21/2018	(1,617)
COP	1,866,415,991	USD	624,569	CITI**	3/21/2018	(3,310)
COP	2,602,436,985	USD	870,923	JPMC**	3/21/2018	(4,670)
GBP	5,377,333	USD	7,283,956	CITI	3/21/2018	(5,083)
GBP	8,066,000	USD	10,925,948	JPMC	3/21/2018	(7,639)
HKD	4,412,000	USD	566,037	CITI	3/21/2018	(461)
HKD	6,618,000	USD	849,056	JPMC	3/21/2018	(692)
HUF	139,569,997	USD	541,846	CITI	3/21/2018	(836)
HUF	209,354,995	USD	812,770	JPMC	3/21/2018	(1,256)
ILS	757,600	USD	218,948	CITI	3/21/2018	(533)
ILS	1,136,400	USD	328,422	JPMC	3/21/2018	(799)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

39

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
MXN	176,384,996	USD	9,259,776	CITI	3/21/2018	$ (412,830)
MXN	263,855,996	USD	13,849,211	JPMC	3/21/2018	(614,981)
NOK	5,218,400	USD	637,263	CITI	3/21/2018	(322)
NOK	7,827,600	USD	955,896	JPMC	3/21/2018	(484)
NZD	1,070,000	USD	758,949	CITI	3/21/2018	(1,374)
NZD	1,605,000	USD	1,138,240	JPMC	3/21/2018	(1,877)
PHP	27,075,600	USD	541,475	CITI**	3/21/2018	(561)
PHP	40,613,400	USD	812,213	JPMC**	3/21/2018	(842)
SGD	391,600	USD	293,390	CITI	3/21/2018	(245)
SGD	587,400	USD	440,085	JPMC	3/21/2018	(367)
TRY	5,329,600	USD	1,380,016	CITI	3/21/2018	(5,589)
TRY	7,994,400	USD	2,070,026	JPMC	3/21/2018	(8,386)
USD	63,222,233	AUD	83,468,800	CITI	3/21/2018	(1,894,543)
USD	94,833,232	AUD	125,203,200	JPMC	3/21/2018	(2,841,933)
USD	1,967,570	BRL	6,603,600	CITI**	3/21/2018	(6,407)
USD	2,951,351	BRL	9,905,400	JPMC**	3/21/2018	(9,615)
USD	62,831,340	CAD	80,458,000	CITI	3/21/2018	(1,241,608)
USD	94,246,891	CAD	120,687,000	JPMC	3/21/2018	(1,862,530)
USD	204,300	CHF	200,000	CITI	3/21/2018	(2,094)
USD	306,449	CHF	300,000	JPMC	3/21/2018	(3,142)
USD	2,984,457	CLP	1,923,890,998	CITI**	3/21/2018	(140,088)
USD	2,650,375	CLP	1,719,711,002	JPMC**	3/21/2018	(142,567)
USD	927,379	COP	2,820,394,792	CITI**	3/21/2018	(11,423)
USD	634,089	COP	1,928,980,184	JPMC**	3/21/2018	(7,995)
USD	18,444,213	EUR	15,458,400	CITI	3/21/2018	(190,122)
USD	27,666,286	EUR	23,187,600	JPMC	3/21/2018	(285,218)
USD	38,837,574	GBP	28,872,400	CITI	3/21/2018	(244,721)
USD	58,255,423	GBP	43,308,600	JPMC	3/21/2018	(368,019)
USD	336,100	HKD	2,623,000	CITI	3/21/2018	(143)
USD	504,150	HKD	3,934,500	JPMC	3/21/2018	(217)
USD	6,959,175	HUF	1,832,853,810	CITI	3/21/2018	(145,445)
USD	9,886,566	HUF	2,603,068,214	JPMC	3/21/2018	(203,605)
USD	1,614,428	IDR	22,101,971,902	CITI**	3/21/2018	(10,664)
USD	2,176,943	IDR	29,807,902,306	JPMC**	3/21/2018	(14,743)
USD	1,899,111	ILS	6,666,800	CITI	3/21/2018	(22,920)
USD	2,801,033	ILS	9,835,200	JPMC	3/21/2018	(34,445)
USD	1,053,848	INR	69,390,600	CITI**	3/21/2018	(25,352)
USD	1,140,429	INR	75,212,400	JPMC**	3/21/2018	(29,315)
USD	1,115,603	KRW	1,214,509,008	CITI**	3/21/2018	(23,382)
USD	1,505,789	MXN	30,159,200	CITI	3/21/2018	(6,907)
USD	2,258,680	MXN	45,238,800	JPMC	3/21/2018	(10,364)
USD	22,814,832	NOK	188,578,100	CITI	3/21/2018	(202,397)
USD	34,221,380	NOK	282,867,150	JPMC	3/21/2018	(304,465)
USD	100,609,764	NZD	146,852,400	CITI	3/21/2018	(3,363,780)
USD	150,913,926	NZD	220,278,600	JPMC	3/21/2018	(5,046,390)
USD	505,986	PHP	25,825,600	CITI**	3/21/2018	(9,956)
USD	758,977	PHP	38,738,400	JPMC**	3/21/2018	(14,935)
USD	27,453	PLN	97,800	CITI	3/21/2018	(650)
USD	5,454	PLN	19,200	JPMC	3/21/2018	(63)
USD	26,264,983	SEK	219,355,600	CITI	3/21/2018	(601,956)
USD	39,397,015	SEK	329,033,400	JPMC	3/21/2018	(903,393)
USD	557,915	SGD	752,600	CITI	3/21/2018	(5,468)
USD	117,267	SGD	158,400	JPMC	3/21/2018	(1,308)
USD	32,344,403	TRY	131,355,600	CITI	3/21/2018	(1,530,301)
USD	48,512,376	TRY	197,033,400	JPMC	3/21/2018	(2,299,682)
USD	1,379,121	TWD	41,092,200	CITI**	3/21/2018	(18,283)
USD	582,073	TWD	17,347,800	JPMC**	3/21/2018	(7,866)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

40

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JPY	6,184,432,443	USD	55,525,302	CITI	3/22/2018	$ (417,056)
JPY	9,276,648,645	USD	83,288,033	JPMC	3/22/2018	(625,663)
USD	13,710,279	JPY	1,543,879,212	CITI	3/22/2018	(46,922)
USD	20,565,010	JPY	2,315,818,820	JPMC	3/22/2018	(70,791)
USD	10,658,363	ZAR	153,536,400	CITI	3/22/2018	(1,607,771)
USD	15,987,754	ZAR	230,304,600	JPMC	3/22/2018	(2,411,448)
ZAR	23,174,000	USD	1,858,638	CITI	3/22/2018	(7,250)
ZAR	34,761,000	USD	2,787,677	JPMC	3/22/2018	(10,596)

Total unrealized depreciation						(30,749,963)

Net unrealized depreciation						$(4,096,466)

**	Non-deliverable forward.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Cash	$(320,000)	$—	$(320,000)
Investment Companies	171,699	—	171,699

BARC
Cash	—	15,563,723	15,563,723

CITI
Investment Companies	8,059,369	—	8,059,369

GSCO
Cash	—	14,624,567	14,624,567

GSIN
Cash	(320,000)	—	(320,000)
Investment Companies	6,363,140	—	6,363,140

JPMC
Investment Companies	27,538,716	—	27,538,716

JPMS
Cash	—	2,392,091	2,392,091

MSCL
Cash	—	877,220	877,220

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2017

41

Consolidated Schedule of Investments	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2017 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Cash	$(510,000)	$ —	$(510,000)
Investment Companies	2,536,180	—	2,536,180

GSCO
Cash	—	(481,985)	(481,985)

GSIN
Cash	1,630,000	—	1,630,000

JPPC
Cash	—	613,464	613,464

MACQ
Cash	1,020,000	—	1,020,000

MSCL
Cash U.S. Treasury Bills	— —	(5,634,654 10,113,097)	(5,634,654 10,113,097)

SOCG
Cash	4,080,000	—	4,080,000

The following abbreviations are used for counterparty descriptions:

BANA - Bank of America, NA

BARC - Barclays Capital, Inc.

CITI - Citibank NA

GSCO - Goldman Sachs & Co.

GSIN - Goldman Sachs International

JPMC - J.P. Morgan Chase Bank, NA

JPMS - J.P. Morgan Securities LLC

JPPC - J.P. Morgan Securities plc

MACQ - Macquarie Bank Ltd.

MLIN - Merrill Lynch International

MSCL - Morgan Stanley & Co. LLC

MSCS - Morgan Stanley Capital Services LLC

SOCG - Societe Generale

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

42

Consolidated Statements of Assets and Liabilities	December 31, 2017

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**
ASSETS:
Investments in securities of unaffiliated issuers, at cost	$10,367,841,785	$777,100,344
Investments in securities of controlled affiliated issuers, at cost	452,490,389	—

Investments in securities of unaffiliated issuers, at value	$10,366,364,713	$777,054,083
Investments in securities of controlled affiliated issuers, at value	452,490,389	—
Cash	123,489,285	—
Cash denominated in foreign currencies‡	12,469,308	155,492
Unrealized appreciation on forward foreign currency exchange contracts	277,983,899	26,653,497
Unrealized appreciation on OTC swaps	25,068,103	2,392,301
Due from broker	71,787,946	6,624,091
Deposits with brokers for futures contracts	202,440,070	47,472,479
Variation margin on futures contracts	12,370,735	1,075,119
Receivables:
Securities sold	2,222,304,867	191,564,682
Dividends and interest	1,890,533	179,358
Capital shares sold	17,278,541	934,867
Prepaid expenses	273,697	69,758
Total Assets	13,786,212,086	1,054,175,727
LIABILITIES:
Due to custodian	—	992,779
Due to broker	11,609,300	1,207,497
Unrealized depreciation on forward foreign currency exchange contracts	320,123,428	30,749,963
Unrealized depreciation on OTC swaps	21,172,515	2,051,849
Deposits from brokers for futures contracts	5,462,592	—
Variation margin on futures contracts	23,528,251	2,590,719
Payables:
Securities purchased	2,222,623,447	191,586,591
Accrued investment advisory fees	10,175,057	970,280
Accrued distribution fees—Class N	704,175	19,430
Capital shares redeemed	42,610,787	1,460,189
Other accrued expenses and liabilities	4,858,846	346,560
Total Liabilities	2,662,868,398	231,975,857
Net Assets	$11,123,343,688	$822,199,870

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$11,480,062,086	$846,050,375
Undistributed accumulated net investment income (loss)	(27,811,217)	(2,877,595)
Undistributed accumulated net realized gain (loss)	(474,918,789)	(35,140,997)
Net unrealized appreciation (depreciation)	146,011,608	14,168,087
Net Assets	$11,123,343,688	$822,199,870

NET ASSETS:
Class I	$5,956,726,134	$463,124,253
Class N	3,325,716,409	97,439,984
Class R6	1,840,901,145	261,635,633
SHARES OUTSTANDING:
Class I	645,147,269	50,683,732
Class N	365,313,253	10,760,367
Class R6	199,171,371	28,585,910
NET ASSET VALUE:
Class I	$9.23	$9.14
Class N	$9.10	$9.06
Class R6	$9.24	$9.15

‡ Cash denominated in foreign currencies at cost	$12,219,496	$153,079

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

43

Consolidated Statements of Operations	December 31, 2017

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2017
INVESTMENT INCOME:
Dividend income:
Unaffiliated issuers†	$12,566,569	$1,195,065
Controlled affiliated issuers	2,989,411	—
Interest income	84,984,712	4,581,515
Total Income	100,540,692	5,776,580

EXPENSES:
Investment advisory fees	128,127,315	10,582,274
Custody fees	929,883	78,716
Administration & accounting fees	3,930,111	231,841
Legal fees	338,353	21,589
Audit & tax fees	134,415	111,834
Shareholder reporting fees	796,512	59,027
Transfer agent fees	9,486,610	488,035
Trustee fees	338,255	25,463
Distribution fees—Class N	8,614,043	269,645
Recoupment of waiver	—	36,775
Registration fees	487,338	151,185
Pricing fee	204	190
Other expenses	411,179	26,873
Total Expenses	153,594,218	12,083,447

Less fee waivers and/or reimbursements	—	(37,506)
Net Expenses	153,594,218	12,045,941
Net Investment Income (Loss)	(53,053,526)	(6,269,361)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Transactions in investment securities of unaffiliated issuers	6,478	(787)
Transactions in investment securities of controlled affiliated issuers	15,980	—
Settlement of foreign currency and foreign currency transactions	(10,591,862)	(986,314)
Settlement of forward foreign currency contracts	(248,162,043)	(19,540,660)
Expiration or closing of futures contracts	(99,106,028)	(8,402,885)
Expiration or closing of swap contracts	71,744,933	7,438,288
Net realized gain (loss)	(286,092,542)	(21,492,358)

Net change in unrealized appreciation (depreciation) on:
Investment securities of unaffiliated issuers	(1,700,588)	(59,982)
Foreign currency and foreign currency transactions	307,140	(8,621)
Forward foreign currency exchange contracts	(4,355,777)	(1,634,002)
Futures contracts	111,847,121	12,634,506
Swap contracts	68,971,440	5,195,806
Net change in unrealized appreciation (depreciation)	175,069,336	16,127,707
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(111,023,206)	(5,364,651)
Net increase (decrease) in net assets resulting from operations	$(164,076,732)	$(11,634,012)

† Net of foreign taxes withheld of	$262,303	$—

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

44

Consolidated Statements of Changes in Net Assets	December 31, 2017

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(53,053,526)	$(108,711,030)	$(6,269,361)	$(8,863,343)
Net realized gain (loss)	(286,092,542)	(1,162,184,683)	(21,492,358)	(91,548,998)
Net change in unrealized appreciation (depreciation)	175,069,336	4,300,143	16,127,707	732,452
Net increase (decrease) in net assets resulting from operations	(164,076,732)	(1,266,595,570)	(11,634,012)	(99,679,889)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(1,417,038)	—	(54,656)
Class N	—	(601,538)	—	(16,635)
Class R6	—	(204,056)	—	(27,519)
Total	—	(2,222,632)	—	(98,810)
Total distributions	—	(2,222,632)	—	(98,810)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	2,926,054,708	5,721,706,758	412,207,460	424,967,612
Reinvestment of distributions	—	1,011,220	—	48,954
Cost of shares redeemed	(4,509,138,890)	(5,002,038,879)	(355,005,253)	(219,830,052)
Net increase (decrease) from capital transactions	(1,583,084,182)	720,679,099	57,202,207	205,186,514
CLASS N
Proceeds from shares sold	1,361,742,244	3,012,845,656	51,469,716	61,699,004
Reinvestment of distributions	—	598,562	—	16,635
Cost of shares redeemed	(1,329,701,417)	(953,469,093)	(65,942,623)	(63,695,839)
Net increase (decrease) from capital transactions	32,040,827	2,059,975,125	(14,472,907)	(1,980,200)
CLASS R6
Proceeds from shares sold	1,164,399,126	1,441,812,352	106,785,812	140,321,578
Reinvestment of distributions	—	156,661	—	19,372
Cost of shares redeemed	(484,097,033)	(401,911,427)	(47,165,170)	(41,812,623)
Net increase (decrease) from capital transactions	680,302,093	1,040,057,586	59,620,642	98,528,327
Net increase (decrease) in net assets resulting from capital transactions	(870,741,262)	3,820,711,810	102,349,942	301,734,641
Total increase (decrease) in net assets	(1,034,817,994)	2,551,893,608	90,715,930	201,955,942

NET ASSETS:
Beginning of period	12,158,161,682	9,606,268,074	731,483,940	529,527,998
End of period	$11,123,343,688	$12,158,161,682	$822,199,870	$731,483,940

Undistributed accumulated net investment income (loss)	$(27,811,217)	$(96,067,316)	$(2,877,595)	$(7,323,247)

The accompanying notes are an integral part of these financial statements.	(continued on p. 46)

AQR Funds	Annual Report	December 2017

45

Consolidated Statements of Changes in Net Assets	December 31, 2017

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED DECEMBER 31, 2016
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	821,325,811	763,949,205	44,297,366	24,165,693
Shares sold	320,666,048	563,468,373	46,169,310	41,604,907
Shares issued on reinvestment of distributions	—	107,750	—	5,214
Shares redeemed	(496,844,590)	(506,199,517)	(39,782,944)	(21,478,448)
Shares outstanding, end of period	645,147,269	821,325,811	50,683,732	44,297,366
CLASS N
Shares outstanding, beginning of period	361,866,517	157,339,524	12,612,500	12,859,668
Shares sold	151,983,418	301,424,490	5,702,778	5,920,614
Shares issued on reinvestment of distributions	—	64,500	—	1,783
Shares redeemed	(148,536,682)	(96,961,997)	(7,554,911)	(6,169,565)
Shares outstanding, end of period	365,313,253	361,866,517	10,760,367	12,612,500
CLASS R6
Shares outstanding, beginning of period	125,447,820	23,597,686	21,880,192	12,494,290
Shares sold	126,885,629	142,721,713	12,000,063	13,425,610
Shares issued on reinvestment of distributions	—	16,684	—	2,061
Shares redeemed	(53,162,078)	(40,888,263)	(5,294,345)	(4,041,769)
Shares outstanding, end of period	199,171,371	125,447,820	28,585,910	21,880,192

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

46

[Intentionally Left Blank]

Consolidated Financial Highlights	December 31, 2017

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.03)	(0.06)	(0.09)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.08)	(0.78)	(0.86)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.63	(0.12)	0.34	0.22	(0.46)	(0.21)	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.59	(0.12)	1.13	1.01	(0.44)	(0.53)	(0.97)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.78	(0.12)	1.04	0.92	—	(0.11)	(0.11)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.21	(0.06)	(0.05)	(0.11)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.09	(0.11)	(0.77)	(0.88)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.54	(0.15)	0.34	0.19	(0.43)	(0.21)	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.51	(0.15)	1.11	0.96	(0.40)	(0.53)	(0.93)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.73	(0.15)	1.04	0.89	—	(0.11)	(0.11)
AQR MANAGED FUTURES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.32	(0.02)	(0.06)	(0.08)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.07)	(0.79)	(0.86)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.62	(0.11)	0.34	0.23	(0.46)	(0.21)	(0.67)
FOR THE PERIOD 9/02/14[6]-12/31/14	$10.28	(0.04)	1.36	1.32	(0.45)	(0.53)	(0.98)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.29	(0.08)	(0.07)	(0.15)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.28)	(1.41)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.18)	0.46	0.28	(0.51)	(0.30)	(0.81)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.80	(0.17)	1.72	1.55	(0.86)	(0.26)	(1.12)
FOR THE PERIOD 7/16/13[8]-12/31/13	$10.00	(0.08)	0.89	0.81	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.23	(0.10)	(0.07)	(0.17)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.66	(0.16)	(1.27)	(1.43)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.21	(0.21)	0.46	0.25	(0.50)	(0.30)	(0.80)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.79	(0.19)	1.71	1.52	(0.84)	(0.26)	(1.10)
FOR THE PERIOD 7/16/13[8]-12/31/13	$10.00	(0.09)	0.89	0.80	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2017	$9.30	(0.07)	(0.08)	(0.15)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.27)	(1.40)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.17)	0.46	0.29	(0.52)	(0.30)	(0.82)
FOR THE PERIOD 9/02/14[6]-12/31/14	$10.33	(0.06)	2.09	2.03	(0.87)	(0.26)	(1.13)

*	Annualized for periods less than one year.
1	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
2	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
4	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
5	Amount is less than $.005 per share.
6	Commencement of offering of shares.
7	Certain expenses incurred by the Fund were not annualized for the period.
8	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

48

Consolidated Financial Highlights	December 31, 2017

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.23	(0.97)%	$5,956,726	1.19%	1.19%	1.19%	(0.38)%	0%
$9.32	(8.43)%	$7,654,491	1.20%	1.20%	1.20%	(0.81)%	0%
$10.18	2.00%	$7,778,072	1.21%	1.21%	1.21%	(1.11)%	0%
$10.63	9.69%	$5,633,607	1.23%	1.23%	1.23%	(1.20)%	0%
$10.59	9.40%	$4,506,181	1.23%	1.23%	1.23%	(1.22)%	0%

$9.10	(1.19)%	$3,325,717	1.46%	1.46%	1.46%	(0.63)%	0%
$9.21	(8.71)%	$3,334,207	1.48%	1.48%	1.47%	(1.08)%	0%
$10.09	1.75%	$1,588,011	1.47%	1.47%	1.47%	(1.38)%	0%
$10.54	9.34%	$1,310,969	1.50%	1.50%	1.50%	(1.47)%	0%
$10.51	9.14%	$1,408,085	1.50%	1.50%	1.50%	(1.48)%	0%

$9.24	(0.86)%	$1,840,901	1.11%	1.11%	1.11%	(0.27)%	0%
$9.32	(8.43)%	$1,169,464	1.13%	1.13%	1.13%	(0.73)%	0%
$10.18	2.16%	$240,185	1.13%	1.13%	1.13%	(1.01)%	0%
$10.62	12.99%	$113	1.16%	1.15%	1.15%	(1.11)%	0%

$9.14	(1.61)%	$463,124	1.64%	1.64%	1.64%	(0.85)%	0%
$9.29	(13.17)%	$411,599	1.66%	1.64%	1.64%	(1.29)%	0%
$10.70	2.48%	$258,691	1.65%	1.61%	1.61%	(1.52)%	0%
$11.23	14.68%	$146,261	1.76%[7]	1.65%	1.65%	(1.62)%	0%
$10.80	8.14%	$37,078	2.51%[7]	1.68%	1.65%	(1.66)%	0%

$9.06	(1.84)%	$97,440	1.90%	1.90%	1.90%	(1.13)%	0%
$9.23	(13.40)%	$116,422	1.91%	1.90%	1.90%	(1.55)%	0%
$10.66	2.19%	$137,115	1.92%	1.89%	1.89%	(1.78)%	0%
$11.21	14.37%	$9,367	2.12%[7]	1.90%	1.90%	(1.88)%	0%
$10.79	8.04%	$1,644	4.03%[7]	1.93%	1.90%	(1.92)%	0%

$9.15	(1.61)%	$261,636	1.55%	1.55%	1.55%	(0.75)%	0%
$9.30	(13.07)%	$203,463	1.57%	1.55%	1.55%	(1.20)%	0%
$10.70	2.54%	$133,722	1.59%	1.55%	1.55%	(1.45)%	0%
$11.23	19.94%	$45,436	1.68%[7]	1.55%	1.55%	(1.52)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2017

49

Notes to Consolidated Financial Statements	December 31, 2017

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2017, the Trust consists of thirty-eight active series, two of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund. The remaining active series are reported in separate books. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund.

The investment objective of the AQR Managed Futures Strategy Fund and the AQR Managed Futures Strategy HV Fund is to seek positive absolute returns. Each fund offers Class I, Class N and Class R6 shares.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets and the Financial Highlights of the AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund (“Consolidated Funds”) include the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., and AQR Managed Futures Strategy HV Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each consolidated Fund may invest up to 25% of its total assets in its respective Subsidiary, which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2017	% OF TOTAL NET ASSETS AT DECEMBER 31, 2017
AQR Managed Futures Strategy Offshore Fund Ltd	$2,593,817,976	23.3%
AQR Managed Futures Strategy HV Offshore Fund Ltd	190,880,730	23.2%

3. Significant Accounting Policies

The Funds are investment companies and apply specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

AQR Funds	Annual Report	December 2017

50

Notes to Consolidated Financial Statements	December 31, 2017

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Realized gains and losses on investment transactions are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2017, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Code and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under GAAP.

AQR Funds	Annual Report	December 2017

51

Notes to Consolidated Financial Statements	December 31, 2017

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Limited Purpose Cash Investment Fund: Certain Funds may invest in the Limited Purpose Cash Investment Fund (the “LPCI Fund”), which is managed by UBS Asset Management (Americas) Inc. (“UBS AM”). The LPCI Fund is a registered investment company under the 1940 Act and is subject to the money market regulations as prescribed in Rule 2a-7 of the 1940 Act. Pursuant to the LPCI Fund’s eligibility requirements, shares of the LPCI Fund are only available for sale to the Adviser and funds advised by the Adviser. Those Funds investing in the LPCI Fund indirectly bear their share of the advisory and operating expenses borne by the LPCI Fund. Section 2a-3 of the 1940 Act defines an affiliated person as, among other things, a company in which a Fund owns at least 5% of the outstanding voting securities. The LPCI Fund may be considered an affiliated person of some of the Funds in the Trust. However, the Funds do not invest in the LPCI Fund for the purpose of exercising a controlling influence over its management, board or policies. A summary of transactions with each affiliated person is included in the Schedules of Investments, if applicable.

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not receive the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as net change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For centrally cleared swaps, the Schedules of Investments includes the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts in the Statements of Operations. The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not

AQR Funds	Annual Report	December 2017

52

Notes to Consolidated Financial Statements	December 31, 2017

involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to potential unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) from the expiration or closing of swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of

AQR Funds	Annual Report	December 2017

53

Notes to Consolidated Financial Statements	December 31, 2017

each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees (the “Board”).

The Board has delegated responsibility for applying approved valuation policies to the Adviser, subject to Board oversight. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation approaches applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of approaches and techniques, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had an active ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1   —  Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2  —  Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

Level 3   —  Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades and are therefore classified Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2. In addition, equities traded outside of the Western Hemisphere are classified Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by

AQR Funds	Annual Report	December 2017

54

Notes to Consolidated Financial Statements	December 31, 2017

observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the fair value hierarchy.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs typically may include market prices for reference securities, yield curves, credit spreads, measures of volatility, prepayment rates and implied correlations of such inputs which are obtained from outside brokers and/or pricing services when available. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also may include other unobservable inputs which may be considered significant to the fair value determination.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

AQR Funds	Annual Report	December 2017

55

Notes to Consolidated Financial Statements	December 31, 2017

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR MANAGED FUTURES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$—	$10,818,855,102	$—	$10,818,855,102
Futures Contracts*	331,524,588	—	—	331,524,588
Forward Foreign Currency Exchange Contracts*	—	277,983,899	—	277,983,899
Total Return Swaps Contracts*	—	25,068,103	—	25,068,103

Total Assets	$331,524,588	$11,121,907,104	$—	$11,453,431,692

LIABILITIES
Futures Contracts*	$(145,821,357)	$—	$—	$(145,821,357)
Forward Foreign Currency Exchange Contracts*	—	(320,123,428)	—	(320,123,428)
Total Return Swaps Contracts*	—	(21,172,515)	—	(21,172,515)

Total Liabilities	$(145,821,357)	$(341,295,943)	$—	$(487,117,300)

AQR MANAGED FUTURES STRATEGY HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$—	$777,054,083	$—	$777,054,083
Futures Contracts*	32,336,168	—	—	32,336,168
Forward Foreign Currency Exchange Contracts*	—	26,653,497	—	26,653,497
Total Return Swaps Contracts*	—	2,392,301	—	2,392,301

Total Assets	$32,336,168	$806,099,881	$—	$838,436,049

LIABILITIES
Futures Contracts*	$(14,333,715)	$—	$—	$(14,333,715)
Forward Foreign Currency Exchange Contracts*	—	(30,749,963)	—	(30,749,963)
Total Return Swaps Contracts*	—	(2,051,849)	—	(2,051,849)

Total Liabilities	$(14,333,715)	$(32,801,812)	$—	$(47,135,527)

*	Derivative instruments, including futures, total return swap, and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.

The Funds recognize all transfers at the beginning of the reporting period, related unrealized appreciation/(depreciation) is also transferred out at the beginning of the reporting period. Transfers between Level 1 and 2 generally relate to whether the principal market for the security becomes active or inactive. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. During the year ended December 31, 2017, there were no transfers of investments between levels for any of the Funds. There were no Level 3 securities held at period end.

6. Federal Income Tax Matters

At December 31, 2017, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Managed Futures Strategy Fund	$10,787,314,891	$653,266,719	$(474,267,218)	$178,999,501
AQR Managed Futures Strategy HV Fund	773,733,317	63,296,572	(45,729,367)	17,567,205

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to differences in the tax treatment of mark to market gain/loss on regulated futures contracts and forward foreign currency contracts.

AQR Funds	Annual Report	December 2017

56

Notes to Consolidated Financial Statements	December 31, 2017

As of December 31, 2017, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Managed Futures Strategy Fund	$—	$(487,469,266)	$177,125,693	$(21,050,792)	$(25,324,033)	$(356,718,398)
AQR Managed Futures Strategy HV Fund	—	(36,576,897)	17,341,463	(1,952,361)	(2,662,710)	(23,850,505)

The differences between book basis and tax basis components of net assets are primarily attributable to mark to market on forward foreign currency exchange contracts, mark to market on regulated futures contracts, loss deferrals from tax straddles, certain late year loss deferrals and capital loss carryforwards.

As of December 31, 2017, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Managed Futures Strategy Fund	$121,309,625	$608,504,428	$(729,814,053)
AQR Managed Futures Strategy HV Fund	10,715,013	51,027,429	(61,742,442)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of foreign currency gain/loss, net operating losses, and income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

The tax character of distributions paid during the fiscal year-ends December 31, 2017 and December 31, 2016 were as follows:

	DECEMBER 31, 2017			DECEMBER 31, 2016
FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Managed Futures Strategy Fund	$—	$—	$—	$2,222,632	$—	$—
AQR Managed Futures Strategy HV Fund	—	—	—	98,810	—	—

During the year ended December 31, 2017, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Managed Futures Strategy Fund	$242,613,771	$—
AQR Managed Futures Strategy HV Fund	24,915,150	—

As of December 31, 2017, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Managed Futures Strategy Fund	$120,619,343	$366,849,923
AQR Managed Futures Strategy HV Fund	6,382,439	30,194,458

7. Investment Transactions

During the year ended December 31, 2017, there was no cost of purchases or proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments).

AQR Funds	Annual Report	December 2017

57

Notes to Consolidated Financial Statements	December 31, 2017

8. Derivative Instruments and Activities

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities at December 31, 2017.

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$40,695,887	$10,180,439	$—	$15,400,155	$808,710	$—
AQR Managed Futures Strategy HV Fund	4,064,753	1,038,331	—	1,618,797	93,452	—

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—	277,983,899	—	—	320,123,428
AQR Managed Futures Strategy HV Fund	—	—	26,653,497	—	—	30,749,963

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	76,595,316	—	—	62,821,040	—	—
AQR Managed Futures Strategy HV Fund	7,333,105	—	—	6,244,147	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	214,233,385	14,887,664	—	67,600,162	20,363,805	—
AQR Managed Futures Strategy HV Fund	20,938,310	1,353,970	—	6,470,771	1,958,397	—

Netting:
AQR Managed Futures Strategy Fund	(145,821,357)	(21,172,515)	(277,983,899)	(145,821,357)	(21,172,515)	(277,983,899)
AQR Managed Futures Strategy HV Fund	(14,333,715)	(2,051,849)	(26,653,497)	(14,333,715)	(2,051,849)	(26,653,497)

Net Value of Derivative Contracts:
AQR Managed Futures Strategy Fund	185,703,231	3,895,588	—	—	—	42,139,529
AQR Managed Futures Strategy HV Fund	18,002,453	340,452	—	—	—	4,096,466

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2017:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS			NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$765,639,917	$264,225,390	$—	$2,704,380	$1,696,713	$—
AQR Managed Futures Strategy HV Fund	66,811,677	23,326,612	—	1,055,723	271,794	—

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—	(248,162,043)	—	—	(4,355,777)
AQR Managed Futures Strategy HV Fund	—	—	(19,540,660)	—	—	(1,634,002)

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	(571,076,149)	—	—	(12,135,002)	—	—
AQR Managed Futures Strategy HV Fund	(50,839,115)	—	—	(464,426)	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	(293,669,796)	(192,480,457)	—	121,277,743	67,274,727	—
AQR Managed Futures Strategy HV Fund	(24,375,447)	(15,888,324)	—	12,043,209	4,924,012	—

AQR Funds	Annual Report	December 2017

58

Notes to Consolidated Financial Statements	December 31, 2017

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2017:

AQR MANAGED FUTURES STRATEGY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$655,896	$(179,921)	$475,975	$—	$(110,000)	$365,975
CITI	Forward Foreign Currency Exchange Contracts	111,493,770	(111,493,770)	—	—	—	—
GSIN	Total Return Swap Contracts	3,898,070	—	3,898,070	—	(1,850,000)	2,048,070
JPMC	Forward Foreign Currency Exchange Contracts	166,490,129	(166,490,129)	—	—	—	—
MSCS	Total Return Swap Contracts	5,626,473	(628,789)	4,997,684	—	—	4,997,684
Total financial instruments subject to a master netting arrangement or similar arrangement		288,164,338	(278,792,609)	9,371,729	—	(1,960,000)	7,411,729

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$179,921	$(179,921)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	129,021,154	(111,493,770)	17,527,384	—	(17,527,384)	—
JPMC	Forward Foreign Currency Exchange Contracts	191,102,274	(166,490,129)	24,612,145	—	(24,612,145)	—
MSCS	Total Return Swap Contracts	628,789	(628,789)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		320,932,138	(278,792,609)	42,139,529	—	(42,139,529)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 498,591,221.

AQR Funds	Annual Report	December 2017

59

Notes to Consolidated Financial Statements	December 31, 2017

AQR MANAGED FUTURES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$5,494,024	$(2,026,898)	$3,467,126	$—	$(3,467,126)	$—
GSIN	Total Return Swap Contracts	3,207,416	(866,109)	2,341,307	—	—	2,341,307
MACQ	Total Return Swap Contracts	1,806,207	(315,548)	1,490,659	—	—	1,490,659
MLIN	Total Return Swap Contracts	2,305,998	(2,117,324)	188,674	—	—	188,674
SOCG	Total Return Swap Contracts	2,074,019	(2,074,019)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		14,887,664	(7,399,898)	7,487,766	—	(3,467,126)	4,020,640

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
CITI	Total Return Swap Contracts	$2,026,898	$(2,026,898)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	866,109	(866,109)	—	—	—	—
MACQ	Total Return Swap Contracts	315,548	(315,548)	—	—	—	—
MLIN	Total Return Swap Contracts	2,117,324	(2,117,324)	—	—	—	—
SOCG	Total Return Swap Contracts	15,037,926	(2,074,019)	12,963,907	—	(12,963,907)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		20,363,805	(7,399,898)	12,963,907	—	(12,963,907)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 32,874.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 82,648,402.

AQR MANAGED FUTURES STRATEGY HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$411,064	$(93,452)	$317,612	$—	$(317,612)	$—
CITI	Forward Foreign Currency Exchange Contracts	10,698,103	(10,698,103)	—	—	—	—
GSIN	Total Return Swap Contracts	627,267	—	627,267	—	(320,000)	307,267
JPMC	Forward Foreign Currency Exchange Contracts	15,955,394	(15,955,394)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		27,691,828	(26,746,949)	944,879	—	(637,612)	307,267

AQR Funds	Annual Report	December 2017

60

Notes to Consolidated Financial Statements	December 31, 2017

AQR MANAGED FUTURES STRATEGY HV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
BANA	Total Return Swap Contracts	$93,452	$(93,452)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	12,364,307	(10,698,103)	1,666,204	—	(1,666,204)	—
JPMC	Forward Foreign Currency Exchange Contracts	18,385,656	(15,955,394)	2,430,262	—	(2,430,262)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		30,843,415	(26,746,949)	4,096,466	—	(4,096,466)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 2,388.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 38,036,458.

AQR MANAGED FUTURES STRATEGY HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$632,568	$(182,129)	$450,439	$—	$(450,439)	$—
GSIN	Total Return Swap Contracts	309,950	(83,038)	226,912	—	—	226,912
MACQ	Total Return Swap Contracts	180,564	(38,003)	142,561	—	—	142,561
SOCG	Total Return Swap Contracts	230,888	(230,888)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,353,970	(534,058)	819,912	—	(450,439)	369,473

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
CITI	Total Return Swap Contracts	$182,129	$(182,129)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	83,038	(83,038)	—	—	—	—
MACQ	Total Return Swap Contracts	38,003	(38,003)	—	—	—	—
SOCG	Total Return Swap Contracts	1,655,227	(230,888)	1,424,339	—	(1,424,339)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,958,397	(534,058)	1,424,339	—	(1,424,339)	—

(a)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $ 59,561.
(b)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 7,841,841.

AQR Funds	Annual Report	December 2017

61

Notes to Consolidated Financial Statements	December 31, 2017

For the year ended December 31, 2017, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND
Futures Contracts:
Average Notional Balance—Long	16,143,685,945	1,475,973,337
Average Notional Balance—Short	40,685,439,329	3,741,934,223
Ending Notional Balance—Long	20,619,920,461	2,069,989,721
Ending Notional Balance—Short	44,450,295,638	4,562,135,352
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	16,899,112,905	1,461,945,144
Average Settlement Value—Sold	14,700,305,257	1,257,622,696
Ending Value— Purchased	16,844,990,940	1,621,129,238
Ending Value—Sold	14,939,912,718	1,431,109,601
Total Return Swaps:
Average Notional Balance—Long	2,332,125,912	204,234,119
Average Notional Balance—Short	1,262,342,080	107,426,154
Ending Notional Balance—Long	1,640,162,091	164,121,575
Ending Notional Balance—Short	1,096,950,921	108,056,591

*	Notional values as of each quarter end are used to calculate the average represented.

9. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to the Third Amended and Restated Investment Management Agreement, dated January 29, 2017 as amended, entered into by the Trust, on behalf of the Funds (the Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2018 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Managed Futures Strategy Fund	1.25%	1.50%	1.15%
AQR Managed Futures Strategy HV Fund	1.65	1.90	1.55

For the year ended December 31, 2017 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

FUND	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Managed Futures Strategy HV Fund	$37,506	$—	$37,506

AQR Funds	Annual Report	December 2017

62

Notes to Consolidated Financial Statements	December 31, 2017

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable month during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.

For the year ended December 31, 2017, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2017 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2017	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2017	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			2018	2019	2020

AQR MANAGED FUTURES STRATEGY HV FUND
Class I	$20,301	$152,831	$73,144	$59,386	$20,301
Class N	6,289	41,783	16,099	19,395	6,289
Class R6	10,916	59,329	19,842	28,571	10,916

Totals	$37,506	$253,943	$109,085	$107,352	$37,506

During the year ended December 31, 2017, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Managed Futures Strategy HV Fund	$20,301	$5,558	$10,916

JPMorgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

11. Principal Risks and Concentrations

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Convertible securities and nonconvertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. In addition, the Funds’ use of forward foreign currency exchange contracts may expose them to the risk that the value of the foreign currency changes unfavorably relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause

AQR Funds	Annual Report	December 2017

63

Notes to Consolidated Financial Statements	December 31, 2017

the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to each of the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

12. Line of Credit

Effective February 24, 2017 and terminating on February 23, 2018, the Trust renewed a committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. The maximum loan amount is the lesser of an amount which will not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and will not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. The line of credit available is in the

AQR Funds	Annual Report	December 2017

64

Notes to Consolidated Financial Statements	December 31, 2017

amount of $300,000,000, prior to February 24, 2017 the line of credit available was $285,000,000 at substantially similar terms. On February 16, 2018 the Board of Trustees approved the amended and restated line of credit, effective February 23, 2018 up to $350,000,000 at substantially similar terms. The Funds did not have any borrowings for the year ended December 31, 2017.

13. Principal Ownership

As of December 31, 2017, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Managed Futures Strategy Fund	7	78.04%
AQR Managed Futures Strat HV Fund	5	84.07%

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

14. New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization, to modernize and enhance the reporting and disclosure of information by registered investment companies. The new rules will allow the SEC to more effectively collect and use data reported by funds, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review.

Compliance with, and adoption of, these rules will have no effect on the Funds’ net assets or results of operations. Management is continuing to evaluate the impact on the disclosure and presentation of the Funds’ financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 updates the accounting standards to shorten the amortization period for the premium on certain purchased callable debt securities to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The Funds are required to apply ASU 2017-08 for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Management is currently evaluating the impact of ASU 2017-08.

15. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than those noted above.

AQR Funds	Annual Report	December 2017

65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AQR Funds and Shareholders of AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund and their subsidiaries (two of the funds constituting the AQR Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related consolidated statements of operations for the year ended December 31, 2017, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 23, 2018

We have served as the auditor of one or more investment companies in AQR Funds since 2008.

AQR Funds	Annual Report	December 2017

66

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/17” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/17	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/17

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$1,048.90	1.18%	$6.09
Hypothetical Return	$1,000.00	$1,019.26	1.18%	$6.01

Class N
Actual Return	$1,000.00	$1,047.20	1.46%	$7.53
Hypothetical Return	$1,000.00	$1,017.85	1.46%	$7.43

Class R6
Actual Return	$1,000.00	$1,048.80	1.11%	$5.73
Hypothetical Return	$1,000.00	$1,019.61	1.11%	$5.65

AQR Managed Futures Strategy HV Fund

Class I
Actual Return	$1,000.00	$1,070.30	1.63%	$8.51
Hypothetical Return	$1,000.00	$1,016.99	1.63%	$8.29

Class N
Actual Return	$1,000.00	$1,069.70	1.90%	$9.91
Hypothetical Return	$1,000.00	$1,015.63	1.90%	$9.65

Class R6
Actual Return	$1,000.00	$1,070.20	1.55%	$8.09
Hypothetical Return	$1,000.00	$1,017.39	1.55%	$7.88

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	December 2017

67

Trustees and Officers (Unaudited)	December 31, 2017

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 4th Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	49	Janus Capital Group (2008-2016); ETF Securities (2010-2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (2014-2016); Managing Director, Finance Scholars Group (2010-2014) (consulting)	49	Nuveen Exchange Traded Commodities Funds (2012-2016)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008-2012) (insurance)	49	Webster Financial Corporation (since 2014); Blucora, Inc. (since 2017)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	49	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	49	Biogen Inc. (since 2008); Bioverativ Inc. (since 2017); Arch Capital Group (since 2010); BG Medicine (2012- 2015)

Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	49	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	49	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	49	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Principal and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007-2013)	N/A	N/A

AQR Funds	Annual Report	December 2017

68

Trustees and Officers (Unaudited)	December 31, 2017

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Gregory McNeil, M.S./M.B.A., CPA, 1975	Vice President and Treasurer, since 2015	Vice President, AQR Capital Management, LLC (since 2015); Assistant Treasurer, Franklin Templeton Investments (2010-2015)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D., 1975	Executive Vice President, since 2009; Secretary,since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

Tara Bongiorni, CPA 1977	Assistant Treasurer, since 2017	Vice President, AQR Capital Management, LLC (since 2015); Vice President, Goldman Sachs Asset Management (2002-2015)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 72.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2017

69

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 16-17, 2017 to consider the continuation of the Third Amended and Restated Investment Management Agreement between AQR Capital Management, LLC (“AQR” or the “Adviser”) and the AQR Funds on behalf of the AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund (the “Management Agreement”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.”

In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on November 11, 2017 with independent legal counsel and representatives of AQR to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 16-17, 2017, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the continuation of the Management Agreement. These materials included: (i) memoranda and materials provided by AQR describing the personnel and services provided to the Funds; (ii) performance information for the Funds relevant to the consideration of the Management Agreement; (iii) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and performance relative to peers; (iv) a discussion of the financial information and profitability of AQR; and (v) a discussion of the compliance program of AQR and the regulatory exam history of AQR.

At the in-person meeting held on November 16-17, 2017, the Board, including the Independent Board Members, unanimously approved the continuation of the Management Agreement for an additional one-year period for each Fund. In approving the continuation of the Management Agreement for a Fund, the Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Fund and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds and the fund complex; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Management Agreement for each Fund, the Board did not view the Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Management Agreement against the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with representatives of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, representatives of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, provides oversight of Fund accounting, provides marketing services, provides risk management, provides compliance oversight, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR under the Management Agreement. The Board Members recognized the enterprise risk involved in providing services to the Funds over time.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Management Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s efforts to achieve such goals as well as the performance of the Funds relative to funds identified by Morningstar as their peers. The Board was cognizant of the fact that Fund performance was challenged over the two-year period ended June 30, 2017 in comparison to Morningstar peers. The Board considered that Morningstar comparisons may be of limited use due to the differences between the way the Funds are managed from other funds in the Morningstar managed futures category and peer group, noting that underperformance in relation to Morningstar peers may be due to differences in a Fund’s investment parameters compared to its peer funds, including risk limits, volatility targets, and each Fund’s investment universe. Finally, the use of drawdown control and internal risk protections may affect a Fund’s performance in relation to its peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that the performance of each Fund is satisfactory in light of its stated objectives and strategies.

AQR Funds	Annual Report	December 2017

70

Board Approval of Investment Advisory Agreements (Unaudited)

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees paid by the Funds to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar (the “Morningstar Report”). The Morningstar Report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment management fees and actual net expenses. The Board considered that (i) the AQR Managed Futures Strategy Fund’s management fee and net expense ratio were below the Morningstar category and peer group medians; and (ii) the management fee and net expense ratio for the AQR Managed Futures Strategy HV Fund, which is managed with a higher volatility target, were in line with the Morningstar category and peer group medians. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises third party mutual funds.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Adviser provided the Board Members a detailed description of the methodology and inputs used to determine profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting and discussions of these materials, the Board concluded that the management fees under the Management Agreement are reasonable and the Adviser’s profitability was not excessive.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. To show that economies are being shared, the Adviser presented information regarding each Fund’s management fees relative to comparable funds of similar and/or larger sizes, showing that management fees were set at a competitive level. It also presented Morningstar data comparing the Funds’ management fees at hypothetical higher asset levels in relation to peers, some of which have breakpoints. That comparison supported the competitiveness of the Funds’ management fees without breakpoints. The Board recognized that economies were also being shared through the expense limitation agreements for the Funds. The Board noted that, under the Management Agreement, neither of the Funds have breakpoints in their management fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices, noting that the Adviser does not presently intend to make use of soft dollars to acquire third-party research. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Management Agreement are reasonable in relation to the services provided by the Adviser to the Funds, as well as the costs incurred and benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Management Agreement with respect to each Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2017

71

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248  |  p: +1.866.290.2688  |  w: https://funds.aqr.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2017, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended December 31, 2017 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).

The Registrant’s Board of Trustees has determined that its Audit Committee has two “audit committee financial experts”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Messrs. L. Joe Moravy and Brian Posner, the Registrant’s audit committee financial experts, are “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2016 and December 31, 2017 were:

	2016	2017
Audit Fees (a)	$1,334,337	$1,336,375
Audit Related Fees (b)	$5,500	$8,000
Tax Fees (c)	$315,253	$336,501
All Other Fees (d)	$90,000	$450
Total:	$1,745,090	$1,681,326

(a)

Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)

Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2016 and December 31, 2017 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2016 and December 31, 2017 relate to procedures performed by PricewaterhouseCoopers LLP in connection with its review of the issuance of, and amendments to, the Registrant’s Registration Statement.

(c)

Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2016 and December 31, 2017: $91,800 and $900, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy, Brian S. Posner and Mark A. Zurack, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

/s/ Marco Hanig ------------------------------------

Marco Hanig,
Principal Executive Officer
March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Marco Hanig ------------------------------------

Marco Hanig,
Principal Executive Officer
March 2, 2018

/s/ Heather Bonner ------------------------------------

Heather Bonner,
Principal Financial Officer
March 2, 2018